As filed with the U.S. Securities and Exchange Commission on April 29, 2011

File No. 2-77284 (811-03459)

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 66	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 46	☒

PENN SERIES FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

600 Dresher Road

Horsham, Pennsylvania 19044

(Address of Principal Executive Offices)

Registrant’s Telephone Number: 215-956-8000

PETER M. SHERMAN

President

Penn Series Funds, Inc.

Philadelphia, Pennsylvania 19172

(Name and Address of Agent for Service)

Copy to:

MICHAEL BERENSON

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2011 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on [date] pursuant to paragraph (a) (1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on [date] pursuant to paragraph (a)(2) of Rule 485

PennMutual

2011 Funds Prospectus

Penn Mutual Variable Products

PROSPECTUS — MAY 1, 2011

PENN SERIES FUNDS, INC.

MONEY MARKET FUND

LIMITED MATURITY BOND FUND

QUALITY BOND FUND

HIGH YIELD BOND FUND

FLEXIBLY MANAGED FUND

BALANCED FUND

LARGE GROWTH STOCK FUND

LARGE CAP GROWTH FUND

LARGE CORE GROWTH FUND

LARGE CAP VALUE FUND

LARGE CORE VALUE FUND

INDEX 500 FUND

MID CAP GROWTH FUND

MID CAP VALUE FUND

MID CORE VALUE FUND

SMID CAP GROWTH FUND

SMID CAP VALUE FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

SMALL CAP INDEX FUND

DEVELOPED INTERNATIONAL INDEX FUND

INTERNATIONAL EQUITY FUND

EMERGING MARKETS EQUITY FUND

REAL ESTATE SECURITIES FUND (formerly named REIT Fund)

AGGRESSIVE ALLOCATION FUND

MODERATELY AGGRESSIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

MODERATELY CONSERVATIVE ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

i

ii

FUND SUMMARY:  MONEY MARKET FUND

Investment Objective	The investment objective of the Money Market Fund (the “Fund”) is to preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.18%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.48%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or you sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Principal Investment Strategy

The Fund will invest in a diversified portfolio of high-quality money market instruments, which are rated within the two highest credit categories assigned by recognized rating organizations or, if not rated, are of comparable investment quality as determined by Independence Capital Management, Inc. (“ICMI” or the “Adviser”). Investments include commercial paper, U.S. Treasury securities, bank certificates of deposit and repurchase agreements. The Adviser looks for money market instruments that present minimal credit risks. Important factors in selecting investments include a company’s profitability, ability to generate funds, capital adequacy, and liquidity of the investment. The Fund will invest only in securities that mature in 397 days or less, as calculated in accordance with applicable law. The Fund’s policy is to seek to maintain a stable price of $1.00 per share.

Principal Risks of Investing

Investment Risk.  Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Furthermore, there can be no assurance that the Fund’s investment adviser or its affiliates will make capital infusions into the Fund, purchase distressed Fund assets, enter into support agreements with the Fund or take other actions intended to maintain the Fund’s $1.00 share price.

Interest Rate Risk.  Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the Fund’s yield will change over time. During periods when interest rates are low, the Fund’s yield (and total return) also will be low and the income generated by the Fund may not be sufficient to offset all or a significant portion of the Fund’s expenses, which could impair the Fund’s ability to provide a positive yield and maintain a stable $1.00 share price.

Credit Risk.  The Fund could lose money or underperform as a result of default. The credit quality of the Fund’s portfolio holdings can change rapidly in certain markets and any default on the part of a portfolio investment could cause the Fund’s share price or yield to fall.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Repurchase Agreement Risk.  The Fund’s use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon.

Redemption Risk.  The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the Fund may have a significant adverse effect on the Fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

Liquidity Risk.  A particular investment may be difficult or expensive to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the Fund’s ability to maintain a stable $1.00 share price may be adversely affected.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower. The current yield of the Money Market Fund for the seven-day period ended December 31, 2010 was 0.01%.

Best Quarter	Worst Quarter
1.25%	0.00%
12/31/2006	12/31/2009

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	5 Years	10 Years
Money Market Fund	0.00%	2.52%	2.29%

Investment Adviser

Independence Capital Management, Inc.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  LIMITED MATURITY BOND FUND

Investment Objective	The investment objective of the Limited Maturity Bond Fund (the “Fund”) is to provide the highest available current income consistent with liquidity and low risk to principal; total return is secondary.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.60%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or you sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in debt securities, commonly referred to as bonds. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund will invest primarily in short- to intermediate-term investment grade debt securities (those securities rated BBB or above by S&P or Baa or above by Moody’s (or determined to be of equivalent quality by the Adviser)) of the U.S. government and corporate issuers. In addition, the Fund may invest in convertible securities. The Adviser uses an active bond management approach. It seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors. With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace. The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). The Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets. The Adviser will sell a security when it believes that the security has been fully priced. The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.

Duration:  The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment’s value may be expected to fall approximately 1% for each year of its duration. Although the Fund may invest in securities of any duration, under normal circumstances it maintains an average portfolio duration of one to three years.

Quality:  The Fund will invest primarily in investment grade debt securities and no more than 10% of its assets in “junk bonds,” which are those rated below BBB by S&P and those rated below Baa by Moody’s (or determined to be of equivalent quality by the Adviser).

Sectors:  The Fund will invest primarily in corporate bonds and U.S. government bonds, including mortgage-backed and asset-backed securities.

Turnover:  Because the Adviser will look for inefficiencies in the market and sell when it feels a security is fully priced, portfolio turnover can be expected to be relatively high, which may result in increased transaction costs and may lower fund performance.

Principal Risks of Investing

Market Risk.  Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Mortgage-Backed Securities Risk.  Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk.  Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increase as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are seeking the highest current income consistent with liquidity and low risk to principal available through an investment in investment grade debt.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of two broad-based securities market indices. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
2.82%	-1.39%
09/30/2002	06/30/2004

The benchmark for the Fund has been changed to the Barclays U.S. Government/Credit 1-3 Years Index because the Barclays U.S. Government/Credit 1-3 Years Index allows the Adviser to perform enhanced risk and performance analysis on the Fund’s portfolio because of the greater level of information that is available regarding the Index.

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	5 Years	10 Years
Limited Maturity Bond Fund	3.71%	4.06%	4.05%
Citigroup Treasury/Agency 1 to 5 Year Index (reflects no deduction for expenses and taxes)	3.61%	4.95%	4.61%
Barclays U.S. Government/Credit 1-3 Years Index (reflects no deduction for expenses and taxes)	2.80%	4.53%	4.34%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Manager

Peter M. Sherman, President and Portfolio Manager of ICMI, has served as portfolio manager of the Fund since its inception in May 2000.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  QUALITY BOND FUND

Investment Objective	The Quality Bond Fund (the “Fund”) seeks the highest income over the long term that is consistent with the preservation of principal.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.31%
Distribution (12b-1) Fees	None
Other Expenses	0.27%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	0.61%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or you sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in debt securities, commonly referred to as bonds. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund will invest primarily in marketable investment grade debt securities (those securities rated BBB or above by S&P or Baa or above by Moody’s (or determined to be of equivalent quality by the Adviser)). In addition, the Fund may invest in convertible securities. The portfolio manager heads up a team of analysts that uses an active bond-management approach. The Adviser seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors. With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace. The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). In addition, the Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets. The Adviser will sell a security when it believes that the security has been fully priced. The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.

Duration:  The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment’s value may be expected to fall approximately 1% for each year of its duration. Duration is set for the portfolio generally between 3.5 and 5.5 years, depending on the interest rate outlook.

Quality:  The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in “junk bonds,” which are those rated below BBB by S&P and those rated below Baa by Moody’s (or determined to be of equivalent quality by the Adviser).

Sectors:  The Fund will invest primarily in the following sectors: corporate bonds, U.S. government bonds, U.S. government agency securities, commercial paper, mortgage-backed securities, such as collateralized mortgage obligations (“CMOs”), and asset-backed securities.

Principal Risks of Investing

Market Risk.  Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Mortgage-Backed Securities Risk.  Mortgage-backed securities, including CMOs, are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk.  Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are seeking investment income and preservation of principal.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
4.07%	-2.23%
06/30/2010	06/30/2004

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	5 Years	10 Years
Quality Bond Fund	6.06%	5.75%	5.61%
Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses and taxes)	6.54%	5.80%	5.84%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Manager

Peter M. Sherman, President and Portfolio Manager of ICMI, has served as portfolio manager of the Fund since November 1992.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  HIGH YIELD BOND FUND

Investment Objective	The investment objective of the High Yield Bond Fund (the “Fund”) is to realize high current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.35%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or you sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in a widely diversified portfolio of high yield corporate bonds, often called "junk bonds," income-producing convertible securities and preferred stocks. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. High yield bonds are rated below investment grade (BB and lower by S&P and Ba and lower by Moody’s or determined to be of equivalent quality by the Sub-Adviser) and generally provide high income in an effort to compensate investors for their higher risk of default, that is the failure to make required interest or principal payments. High yield bond issuers include U.S. and foreign issuers, small or relatively new companies lacking the history or capital to merit investment-grade status, former blue-chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund’s dollar-weighted average maturity generally is expected to be in the six- to twelve-year range. In selecting investments for the Fund, the Sub-Adviser relies extensively on its research analysts. When the Sub-Adviser’s outlook for the economy is positive, it may purchase slightly lower rated bonds in an effort to secure additional income and appreciation potential. When the Sub-Adviser’s outlook for the economy is less positive, the Fund may gravitate toward higher rated junk bonds. The Fund may also invest in other securities as well as loan assignments and participations, in keeping with its objective. In pursuing the investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Fund may sell holdings for a variety of reasons, such as to adjust a portfolio’s average maturity or quality, or to shift assets into higher yielding securities or to reduce marginal quality securities.

Principal Risks of Investing

Market Risk.  Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for long-term, risk-oriented investors who are willing to accept the greater risks and uncertainties of investing in high yield bonds in the hope of earning high current income.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
18.08%	-17.56%
06/30/2009	12/31/2008

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	5 Years	10 Years
High Yield Bond Fund	14.17%	7.68%	8.44%
CS First Boston Global High Yield Index (reflects no deduction for expenses and taxes)	14.41%	8.14%	8.98%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

Mark J. Vaselkiv, a Vice President of T. Rowe Price Associates, Inc., has served as portfolio manager of the Fund since November 1996.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  FLEXIBLY MANAGED FUND

Investment Objective	The investment objective of the Flexibly Managed Fund (the “Fund”) is to maximize total return (capital appreciation and income).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in common stocks of established U.S. companies that it believes have above-average potential for capital growth. The Fund’s investments in common stocks are primarily those issued by large capitalization companies, and common stocks typically constitute at least half of total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt securities, including high yield securities (junk bonds), foreign securities and options, in keeping with the Fund’s objective. The Fund’s investments in common stocks generally fall into one of two categories. The larger category comprises long-term core holdings that the Sub-Adviser considers to be underpriced in terms of company assets, earnings, or other factors at the time they are purchased. The smaller category comprises opportunistic investments whose prices the Sub-Adviser expects to rise in the short term, but not necessarily over the long term. Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a “value approach” in selecting investments. Its in-house research team seeks to identify companies that seem under-valued by various measures, such as price/book value, and may be temporarily out of favor but have good prospects for capital appreciation. The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive. The Fund may opportunistically write covered call options on stocks, typically lower risk stocks with higher than average dividend yields, that the Sub-Adviser believes will trade within a narrow range or when the Sub-Adviser is willing to forgo the stock’s upside potential over a certain price.

The Fund’s approach differs from that of many other stock funds. The Sub-Adviser works as hard to reduce risk as to maximize gains and may realize gains rather than lose them in market declines. In addition, the Sub-Adviser searches for the best risk/reward values among all types of securities. The portion of the Fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Fund’s cash reserve may reflect the Sub-Adviser’s ability to find companies that meet valuation criteria rather than its market outlook. Bonds and convertible securities may be purchased to gain additional exposure to a company or for their income or other features; maturity and quality are not necessarily major considerations. There is no limit on the Fund’s investments in convertible securities. In pursuing the investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks of Investing

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Corporate Debt Securities Risk. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Derivatives Risk.  The Fund’s use of options is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Warrant Risk.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.

Investment Style Risk.  If the Fund has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the Fund than would be the case with a more diversified fund. A sizable cash or fixed income position may hinder the Fund from participating fully in a strong, rapidly rising bull market.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are seeking a relatively conservative approach to investing for total return and are willing to accept the risks and uncertainties of investing in common stocks and bonds.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
18.67%	-19.44%
06/30/2009	12/31/2008

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	5 Years	10 Years
Flexibly Managed Fund	13.92%	5.66%	9.31%
S&P 500 Index (reflects no deduction for expenses and taxes)	15.06%	2.29%	1.41%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

David Giroux, a Vice President of T. Rowe Price Associates, Inc., has served as portfolio manager of the Fund since July 2006.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  BALANCED FUND

Investment Objective	The investment objective of the Balanced Fund (the “Fund”) is to seek long-term growth and current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.00%
Distribution (12b-1) Fees	None
Other Expenses	0.24%
Acquired Fund Fees and Expenses	0.44%
Total Annual Fund Operating Expenses	0.68%
Less Fee Waivers	-0.06%	*
Total Annual Fund Operating Expenses After Fee Waivers	0.62%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.62% of average daily net assets. This agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Under normal circumstances, the Fund will invest 50% -70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds. The Fund’s allocation strategy is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities.

The Fund’s underlying equity fund allocation will primarily track the performance of the large capitalization company portion of the U.S. stock market. The Fund’s underlying fixed income fund allocation will be invested primarily in a broad range of investment grade fixed income securities (although up to 10% of the underlying fund may be invested in non-investment grade securities (“junk bonds”)), and is intended to provide results consistent with the broad US fixed income market.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Market appreciation or depreciation may cause the Fund to be outside of its target asset allocation range. In addition, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect the Fund’s actual allocations. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Target Asset Allocation
Equity Fund — Penn Series Index 500 Fund	50% - 70%
Fixed Income Fund — Penn Series Quality Bond Fund	30% - 50%
Money Market Fund — Penn Series Money Market Fund	0% - 20%

The Fund’s investment performance is directly related to the investment performance of the underlying funds. The underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. A brief description of each underlying fund’s principal investment strategy is provided below.

Underlying Funds	Investment Objective and Principal Investment Strategy
Penn Series Index 500 Fund	Seeks a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index. Under normal circumstances, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the S&P 500 Index.
Penn Series Quality Bond Fund	Seeks the highest income over the long term that is consistent with the preservation of principal. The Fund invests at least 80% of its net assets in debt securities. The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in “junk bonds.”
Penn Series Money Market Fund	To preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith. The Fund invests in a diversified portfolio of high-quality money market instruments. The Fund seeks to maintain a stable price of $1.00 per share.

Principal Risks of Investing

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Tracking Error Risk.  As an index fund, the Penn Series Index 500 Fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Sampling Risk.  The Penn Series Index 500 Fund may not fully replicate S&P 500 Index and may hold securities not included in the index. As a result, the Penn Series Index 500 Fund is subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the Penn Series Index 500 Fund may utilize a sampling approach, it may not track the return of the index as well as it would if the Fund purchased all of the securities in the benchmark index.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Concentration Risk.  To the extent the Penn Series Index 500 Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the underlying funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities an underlying fund owns do not extend to shares of the fund.

Mortgage-Backed Securities Risk.  Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk.  Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Derivatives Risk.  An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested. An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in a fund which allocates its assets among various asset classes and market segments in the hope of achieving long-term growth and current income.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
18.67%	-6.23%
06/30/2009	03/31/2009

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	Since Inception on August 25, 2008
Balanced Fund	11.69%	5.11%
S&P 500 Index (reflects no deduction for expenses and taxes)	15.06%	1.16%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of ICMI, has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of ICMI, has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  LARGE GROWTH STOCK FUND

Investment Objective	The investment objective of the Large Growth Stock Fund (the “Fund”) is to achieve long-term growth of capital and increase of future income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.63%
Distribution (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.94%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategy

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of large capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, large capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell 1000 Growth Index at the time of purchase (as of March 31, 2011, this range was between $671.07 million and $471.167 billion). Because the Fund’s definition of large capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund will invest primarily in common stocks of well established companies that the Sub-Adviser believes have long-term growth potential. In selecting the Fund’s investments, the Sub-Adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Sub-Adviser’s approach looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. Those special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks (up to 30% of total assets), in keeping with the Fund’s objectives.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average long-term growth of capital and income.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The information presented prior to August 1, 2004, represents the performance of Independence Capital Management, Inc., the Fund’s current investment adviser. Since August 1, 2004, T. Rowe Price Associates, Inc. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
14.78%	-23.79%
06/30/2009	12/31/2008

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	5 Years	10 Years
Large Growth Stock Fund	16.79%	3.66%	-2.50%
Russell 1000 Growth Index (reflects no deduction for expenses and taxes)	16.71%	3.75%	0.02%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

P. Robert Bartolo, a Vice President of T. Rowe Price Associates, Inc., has served as portfolio manager of the Fund since October 2007.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  LARGE CAP GROWTH FUND

Investment Objective	The investment objective of the Large Cap Growth Fund (the “Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.40%
Total Annual Fund Operating Expenses	0.95%
Plus Recouped Fees	0.05%
Total Annual Fund Operating Expenses Plus Recouped Fees	1.00%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 176% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in common stocks of U.S. companies with large market capitalizations. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, large capitalization companies have market capitalizations of more than $3 billion at the time of purchase. When selecting investments for the Fund, the Sub-Adviser seeks to identify large capitalization U.S. companies with strong earnings growth potential. Further, the Fund invests in securities of companies that the Sub-Adviser believes are favorably priced in relation to their fundamental value and will likely appreciate over time. These securities may be traded over the counter or listed on an exchange. While the Fund primarily invests in the common stocks of large capitalization companies, the Fund may invest a portion of its assets (no more than 20%) in small and medium capitalization companies. The Fund may participate in initial public offerings (“IPOs”).

In selecting companies for the Fund, the Sub-Adviser typically invests for the long-term and chooses securities that it believes offer strong opportunities for long-term capital appreciation. The Sub-Adviser generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

IPOs Risk.  The Fund may purchase securities in IPOs, which are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of long-term capital appreciation.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to August 1, 2008. Since August 1, 2008, Turner Investment Partners, Inc. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
15.36%	-26.16%
06/30/2003	12/31/2008

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	5 Years	Since Inception on May 1, 2002
Large Cap Growth Fund	12.44%	-1.16%	1.10%
Russell 1000 Growth Index (reflects no deduction for expenses and taxes)	16.71%	3.75%	4.02%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Turner Investment Partners, Inc.

Portfolio Managers

Robert Turner is the lead manager for the Fund, and has served as portfolio manager of the Fund since August 2008. Robert Turner is Chairman and Chief Investment Officer of Turner.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  LARGE CORE GROWTH FUND

Investment Objective	The investment objective of the Large Core Growth Fund (the “Fund”) is to seek to achieve long-term growth of capital (capital appreciation).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.89%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 115% of the average value of its portfolio.

Principal Investment Strategy

The Fund attempts to achieve its investment objective by investing primarily in common and preferred stocks of large capitalization U.S. companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of large capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, large capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell 1000 Growth Index at the time of purchase (as of March 31, 2011, this range was between $671.1 million and $418.9 billion). Because the Fund’s definition of large capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund invests principally in equity securities of large capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The Sub-Adviser employs a rigorous bottom-up research process to identify solid investment opportunities. The Sub-Adviser seeks to construct a well diversified portfolio in order to reduce risk while enhancing return.

The Sub-Adviser may sell a security based on several factors, with valuation the key element. The Sub-Adviser may sell a security if the investment reaches its target price, there is a change in the security’s fundamentals or when better investment opportunities emerge.

The Fund may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs), real estate investment trusts (REITs), shares of other investment companies and exchange-traded funds (ETFs) and cash instruments maturing in one year or less.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Other Investment Company Risk.  When the Fund invests in another investment company or an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

REITs Risk.  The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs, are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common and preferred stocks in the hope of achieving long-term growth of capital.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
17.00%	-13.04%
09/30/2010	06/30/2010

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	Since Inception on August 25, 2008
Large Core Growth Fund	17.27%	-0.82%
Russell 1000 Growth Index (reflects no deduction for expenses and taxes)	16.71%	3.25%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Wells Capital Management Incorporated

Portfolio Manager

Thomas Pence, CFA, a managing director and senior portfolio manager for Wells Capital Management, Inc., has served as portfolio manager of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  LARGE CAP VALUE FUND

Investment Objective	The investment objective of the Large Cap Value Fund (the “Fund”) is to seek to achieve long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.90%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, large capitalization companies have market capitalizations of more than $5 billion at the time of purchase. The Fund primarily invests in common stocks that the portfolio manager deems to be underpriced relative to long term earnings and for cash flow potential.

The Sub-Adviser attempts to reduce the Fund’s exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund’s assets in any one company. In selecting securities for purchase or sale by the Fund, the Sub-Adviser selects securities one at a time before considering industry trends. This is called a “bottom-up approach.” The Sub-Adviser uses a fundamental analysis to select securities that it believes are undervalued relative to long-term earnings and cash flow potential. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, the Sub-Adviser currently considers one or more of the following factors when assessing a company’s business prospects: attractive valuation, future supply/demand conditions for its key products, product cycles, quality of management, competitive position in the market place, reinvestment plans for cash generated, and better-than-expected earnings reports. The Sub-Adviser may consider selling a stock for one or more of the following reasons: the stock price is approaching its target, the company’s fundamentals are deteriorating, or alternative investment ideas have been developed.

While the Fund primarily invests in large capitalization companies, the Fund may invest a portion of its assets (no more than 20%) in small and medium capitalization companies. The Fund may invest up to 25% of its total assets in securities of companies or governments in any country, including emerging market countries. These include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities. Securities of foreign issuers that are represented by American Depository Receipts (“ADRs”) or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered “foreign securities” for purposes of this investment restriction. The Fund’s investments in debt securities are subject to an aggregate limit of 10% of the Fund’s net assets. The Fund may purchase both investment grade securities and non-investment grade securities (commonly referred to as “junk bonds”) rated as low as “B” by Moody’s or Standard & Poor’s Rating Service or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Sub-Adviser).

In addition to common stocks, the Fund may invest in other equity securities, including preferred stocks, warrants, rights, and convertible securities. The Fund may invest in non-investment grade convertible securities (commonly referred to as “junk bonds”) rated as low as “B” by Moody’s or Standard & Poor’s Rating Service or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Sub-Adviser). The Fund at times may engage in derivative transactions, principally options, futures contracts and options thereon, forward currency exchange contracts, and swaps, to protect against stock price, interest rate or currency rate declines, to enhance returns, or as a substitute for the purchase or sale of securities or currencies. Under normal market conditions, the Fund can invest up to 15% of its assets in cash and cash equivalents such as commercial paper, repurchase agreements, Treasury bills, and other short-term U.S. government securities. This strategy would be used primarily for cash management or liquidity purposes. To the extent that the Fund uses this strategy, it might reduce its opportunities to seek its objective of long-term growth of capital.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

Repurchase Agreement Risk.  The Fund’s use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment.

The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.

Warrant Risk.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Derivatives Risk.  The Fund’s use of futures, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing primarily in equity securities of large capitalization companies in the hope of earning long-term growth of capital.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to August 25, 2008. Since August 25, 2008, OppenheimerFunds, Inc. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
19.07%	-26.40%
06/30/2009	12/31/2008

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	5 Years	10 Years
Large Cap Value Fund	14.84%	0.84%	2.54%
Russell 1000 Value Index (reflects no deduction for expenses and taxes)	15.51%	1.28%	3.26%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

OppenheimerFunds, Inc.

Portfolio Managers

Mitch Williams, CFA, has served as a portfolio manager of the Fund since February 2009. Mr. Williams is a Vice President of OppenheimerFunds, Inc.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  LARGE CORE VALUE FUND

Investment Objective	The investment objective of the Large Core Value Fund (the “Fund”) is to seek total return.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.89%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in value stocks of large capitalization companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of large capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For this Fund, large capitalization companies are those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index at the time of purchase (as of March 31, 2011, the median capitalization was $5.331 billion). Because the Fund’s definition of large capitalization companies is dynamic, it will change with the markets. Value stocks are stocks that, in the opinion of the Sub-Adviser, are inexpensive or undervalued relative to the overall stock market.

The Fund primarily invests in dividend-paying stocks. The Fund may also invest in fixed income securities, such as convertible debt securities, of any credit quality (including securities rated below investment grade (“junk bonds”)), real estate investment trusts and non-income producing stocks. The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. Securities of foreign issuers that are represented by American Depositary Receipts (“ADRs”) are not subject to this restriction.

The Sub-Adviser may consider a company’s earnings or cash flow capabilities, dividend prospects, financial strength, growth potential, the strength of the company’s business franchises and management team, sustainability of a company’s competitiveness, and estimates of a company’s net value when selecting securities. The Sub-Adviser may sell a security when the Sub-Adviser’s price objective for the security is reached, the fundamentals of the company deteriorate, a security’s price falls below acquisition cost or to pursue more attractive investment options.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

REITs Risk.  The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs, are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Portfolio Turnover Risk.   The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning long-term growth of capital and income.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
14.96%	-14.54%
09/30/2009	03/31/2009

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	Since Inception on August 25, 2008
Large Core Value Fund	10.44%	-2.57%
Russell 1000 Value Index (reflects no deduction for expenses and taxes)	15.51%	-0.02%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Eaton Vance Management

Portfolio Manager

Michael R. Mach, a Vice President of Eaton Vance Management, has served as portfolio manager of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  INDEX 500 FUND

Investment Objective	The investment objective of the Index 500 Fund (the “Fund”) is to seek a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.07%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.36%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$37	$116	$202	$456

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the S&P 500® Index (the “Index”). This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index. The Index is a well-known stock market index that includes common stocks of approximately 500 companies from all major industries representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the Index are weighted according to their float adjusted capitalizations. The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.

The Sub-Adviser does not manage the Fund according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Sub-Adviser utilizes a “passive” investment approach, attempting to replicate the investment performance of the Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

Tracking Error Risk.  As an index fund, the Fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Sampling Risk.  The Fund may not fully replicate its benchmark index and may hold securities not included in the index. As a result, the Fund is subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the Fund may utilize a sampling approach, it may not track the return of the index as well as it would if the Fund purchased all of the securities in the benchmark index.

Concentration Risk.  To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

Derivatives Risk.  The Fund’s use of futures is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of achieving a total return which corresponds to that of the Index.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous manager for the period prior to August 25, 2008. Since August 25, 2008, SSgA Funds Management, Inc. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
15.74%	-21.85%
06/30/2009	12/31/2008

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	5 Years	10 Years
Index 500 Fund	14.77%	2.33%	1.30%
S&P 500 Index (reflects no deduction for expenses and taxes)	15.06%	2.29%	1.41%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

SSgA Funds Management, Inc.

Portfolio Managers

Lynn Blake and John Tucker, both Managing Directors of SSgA Funds Management, Inc., have served as portfolio managers of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  MID CAP GROWTH FUND

Investment Objective	The investment objective of the Mid Cap Growth Fund (the “Fund”) is to maximize capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.00%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, mid capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell Midcap Index at the time of purchase (as of March 31, 2011, this range was between $209 million and $24.9 billion). Because the Fund’s definition of mid-cap companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund will invest in securities of U.S. companies that the Sub-Adviser believes have strong earnings growth potential and that are diversified across economic sectors. The Fund will attempt to maintain sector concentrations that approximate those of the Russell Midcap Growth Index. The Fund’s exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Russell Midcap Growth Index. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Mid-Cap Risk.  Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average capital appreciation.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
25.80%	-28.78%
12/31/2001	12/31/2008

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	5 Years	10 Years
Mid Cap Growth Fund	26.84%	5.08%	1.51%
Russell Midcap Growth Index (reflects no deduction for expenses and taxes)	26.38%	4.88%	3.12%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Turner Investment Partners, Inc.

Portfolio Manager

Christopher McHugh is the lead manager for the Fund and has served as portfolio manager of the Fund since May 2000. Mr. McHugh is Vice Chairman and Senior Portfolio Manager of Turner.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  MID CAP VALUE FUND

Investment Objective	The investment objective of the Mid Cap Value Fund (the “Fund”) is to achieve growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, mid capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell Midcap Index at the time of purchase (as of March 31, 2011, this range was between $200 million and $63 billion). Because the Fund’s definition of mid-cap companies is dynamic, the lower and upper limits on market capitalization will change with the markets. In selecting individual securities, the Sub-Adviser seeks well-managed companies whose stock prices are under-valued. To identify these companies, the Sub-Adviser looks for strong business fundamentals, consistent cash flow, and a sound track record through all phases of the market cycle. The Sub-Adviser may also consider the company’s position relative to competitors, a high level of stock ownership among management and a recent sharp decline in the stock price that appears to be the result of a short-term market over-reaction to negative news. The Sub-Adviser generally considers selling a stock when it reaches the Sub-Adviser’s target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Sub-Adviser seeks to reduce risk by diversifying among many companies and industries.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Mid-Cap Risk.  Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
25.30%	-28.74%
09/30/2009	12/31/2008

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	5 Years	10 Years
Mid Cap Value Fund	25.77%	2.42%	6.47%
Russell Midcap Value Index (reflects no deduction for expenses and taxes)	24.75%	4.08%	8.07%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Neuberger Berman Management LLC

Portfolio Manager

S. Basu Mullick, a Vice President of Neuberger Berman, has managed the Fund since 2005.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  MID CORE VALUE FUND

Investment Objective	The investment objective of the Mid Core Value Fund (the “Fund”) is to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.72%
Distribution (12b-1) Fees	None
Other Expenses	0.39%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.12%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$114	$356	$617	$1,363

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of medium capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any changes. Medium capitalization companies have market capitalizations that, at the time of purchase, generally fall within the market capitalization range of companies in the Russell Midcap Index, a widely used benchmark for mid-cap stock performance, which was approximately $968 million to $13.7 billion as of June 30, 2010, following its annual reconstitution. Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks and warrants. In selecting investments, the Sub-Adviser seeks well-managed companies whose stock prices are under-valued. Generally, the Sub-Adviser, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. To identify these companies, the Sub-Adviser looks for changes in economies and financial environment, new or improved products or services, new or rapidly expanding markets, changes in management or structure of the company, price increases for a company’s products or services, improved efficiencies resulting from new technologies or changes in distribution and changes in government regulation, political climate or competitive condition.

Principal Risks of Investing

Market Risk.   Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Mid-Cap Risk.  Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.

Warrant Risk.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
18.69%	-21.07%
09/30/2009	12/31/2008

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	5 Years	Since Inception on May 1, 2002
Mid Core Value Fund	25.44%	1.80%	5.40%
Russell Midcap Value Index (reflects no deduction for expenses and taxes)	24.75%	4.08%	8.13%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Lord, Abbett & Co. LLC

Portfolio Managers

Robert P. Fetch, a Partner and Director of Lord Abbett, and Jeff Diamond, a Portfolio Manager of Lord Abbett, have served as portfolio managers of the Fund since February 2009 and June 2008, respectively.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  SMID CAP GROWTH FUND

Investment Objective	The investment objective of the SMID Cap Growth Fund (the “Fund”) is to seek long-term returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.48%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.24%
Less Fee Waivers	-0.18%	*
Total Annual Fund Operating Expenses After Fee Waivers	1.06%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 1.05% of average daily net assets. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategy

The Fund attempts to achieve its investment objective by investing primarily in common stocks of small and medium capitalization U.S. companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, small and medium capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell 2500 Growth Index at the time of purchase (as of March 31, 2011, this range was between $7.7 million and $11 billion). Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Sub-Adviser’s strategy seeks superior, long-term returns by identifying growth companies at an early or transitional stage of development, before the market discovers their potential. The Sub-Adviser employs a bottom-up investment approach applying original idea generation, fundamental research, and security analysis emphasizing growth companies at attractive valuations. The Sub-Adviser’s approach emphasizes the predictability of earnings in order to seek to deliver superior investment results with controlled risk. The Sub-Adviser’s process is designed to identify small to mid cap companies with earnings growing at greater than 20% on average.

The Sub-Adviser constructs the Fund’s portfolio using a two-tier process in order to concentrate holdings in the Sub-Adviser’s “best ideas.” The Fund’s top tier is typically composed of 20-30 stocks typically comprising 40% to 50% of the Fund’s total assets. These top tier stocks have proven their ability over time to deliver earnings in line with, or better than, the Sub-Adviser’s expectations. The Fund’s primary tier is typically composed of 40-70 stocks typically comprising 50%-60% of the Fund’s total assets. These smaller positions’ potential and other characteristics have met the Sub-Adviser’s initial due diligence criteria of accelerating earnings growth, strong business fundamentals, and attractive valuations versus peer groups. Over time, stocks in the primary tier either join the top tier or are eliminated from the Fund’s portfolio. The primary tier allows the Sub-Adviser to make investments in promising opportunities, while recognizing the need for confirmation of the research and seasoning. The Sub-Adviser believes that the two-tiered approach allows for concentration in the Sub-Adviser’s best ideas, while at the same time maintaining prudent diversification. The Sub-Adviser seeks to have the Fund broadly diversified across industry groups.

The Sub-Adviser will sell a security when it reaches its target price and when a more attractive investment opportunity is available and the Fund is fully invested. If a security’s price falls 20% below cost (after adjustment for major market declines), the Sub-Adviser will review the security and, after such review, the security may be sold if the Sub-Adviser concludes that deteriorating fundamentals warrants the sale.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning long-term returns.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
21.48%	-11.87%
06/30/2009	06/30/2010

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	Since Inception on August 25, 2008
SMID Cap Growth Fund	24.85%	9.98%
Russell 2500 Growth Index (reflects no deduction for expenses and taxes)	28.86%	5.85%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Wells Capital Management Incorporated

Portfolio Managers

Thomas Pence, CFA, a managing director and senior portfolio manager for Wells Capital Management, Inc., has served as the portfolio manager of the Fund since March 2011.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  SMID CAP VALUE FUND

Investment Objective	The investment objective of the SMID Cap Value Fund (the “Fund”) is to seek long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.95%
Distribution (12b-1) Fees	None
Other Expenses	0.41%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.37%
Less Fee Waivers	-0.22%	*
Total Annual Fund Operating Expenses After Fee Waivers	1.15%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 1.14% of average daily net assets. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$365	$633	$1,398

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For this Fund, small and medium capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index (as of March 31, 2011, this amount was $7.7 million) and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index (as of March 31, 2011, this amount was $10.6 billion). Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Fund invests in companies that are determined by the Sub-Adviser to be undervalued, using its fundamental value approach. In selecting securities for the Fund, the Sub-Adviser uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Sub-Adviser’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects.

To the extent that companies involved in certain industries may from time to time constitute a material portion of the universe of small and medium capitalization companies, the Fund may also invest significantly in these industries (but not more than 25% of its total assets in any one industry). The Fund may invest in American Depository Receipts (“ADRs”) and non-U.S. securities.

The Sub-Adviser will generally sell a security when it reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause the Sub-Adviser to dispose of the security.

The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. These risks are even greater for the micro-cap companies that the Fund may own.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.   As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Forward Commitment Risk.  A forward commitment transaction involves the risk that the value of the securities may change by the time they are actually delivered and the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of long-term growth of capital.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
24.07%	-12.79%
09/30/2009	06/30/2010

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	Since Inception on August 25, 2008
SMID Cap Value Fund	26.87%	10.42%
Russell 2500 Value Index (reflects no deduction for expenses and taxes)	24.82%	5.20%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

AllianceBernstein L.P.

Portfolio Managers

James MacGregor is currently the Chief Investment Officer and has served as a portfolio manager of the Fund since August 2008. Joseph Gerard Paul is currently a Senior Vice President of AllienceBernstein L.P., and has served as a portfolio manager of the Fund since August 2008. Andrew Weiner is currently a Senior Analyst of AllienceBernstein L.P., and has served as a portfolio manager of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  SMALL CAP GROWTH FUND

Investment Objective	The investment objective of the Small Cap Growth Fund (the “Fund”) is capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	1.08%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$110	$343	$595	$1,317

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of small capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, small capitalization companies have market capitalizations of less than $3 billion. The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Sub-Adviser’s investment process focuses on bottom-up, fundamental analysis. The Sub-Adviser considers growth companies to include companies that it believes to have above average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the Sub-Adviser will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through in-depth proprietary research, the Sub-Adviser searches for non-consensus information regarding the growth prospects for small capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The Sub-Adviser generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications and quantitative data.

Once a potential investment is identified, the Sub-Adviser conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The Sub-Adviser may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. For new investments, the Sub-Adviser positions the size of investment based upon the combined analysis of thesis conviction, risk/reward, and portfolio construction, among other factors, which position size may then be increased or decreased based upon continuous fluctuations in these factors over time. Industry weightings are periodically evaluated versus the benchmark; the Sub-Adviser may trim positions in industries that become significantly overweight relative to the Fund’s benchmark and may sell a stock when an alternative investment opportunity is deemed more attractive. The Sub-Adviser seeks to diversify the portfolio among different industries.

In addition to common stocks, the Fund may invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non·U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs) and in technology or technology-related companies. The Fund may invest in forward foreign currency exchange contracts, options and stock index future contracts to hedge portfolio holdings or underweighting relative to the Fund’s benchmark index. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small-Cap Risk.  Historically, small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.

Warrant Risk.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

IPOs Risk.  The Fund may purchase securities in IPOs, which are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

Investment Style Risk.  The Fund may have greater risk to the extent it invests a substantial portion of its assets in the technology sector. The industries composing the technology sector may share common characteristics, may be subject to similar business risks and regulatory burdens, and may react similarly to economic, market, political or other developments. Technology company stocks may be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Products and services offered by technology companies may not prove to be commercially successful or may be rendered obsolete by advances in science and technology. The Fund is also subject to the risk that the securities of issuers in the technology sector that the Fund purchases will underperform other market sectors or the market as a whole.

Derivatives Risk.  The Fund’s use of futures, forwards and options is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of forwards is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is the risk that the counterparty to a derivatives contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small cap growth companies in the hope of earning capital appreciation.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to August 25, 2008. Since August 25, 2008, Allianz Global Investors Capital LLC (or its affiliate) has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
34.99%	-28.98%
06/30/2009	12/31/2008

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	5 Years	10 Years
Small Cap Growth Fund	19.13%	0.09%	-1.72%
Russell 2000 Growth Index (reflects no deduction for expenses and taxes)	29.09%	5.30%	3.78%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Allianz Global Investors Capital LLC

Portfolio Manager

Michael Corelli, a portfolio manager for Allianz Global Investors Capital’s Small Cap Growth strategy, has served as portfolio manager of the Fund since its inception in August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  SMALL CAP VALUE FUND

Investment Objective	The investment objective of the Small Cap Value Fund (the “Fund”) is to seek capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.16%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$368	$638	$1,409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment (as of March 31, 2011, this range was between $8 million and $4.9 billion). This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. Because the Fund’s definition of small-cap issuers is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund’s investments in small capitalization companies may include micro-capitalization companies and “unseasoned companies,” which are companies that (together with their predecessors) have operated for less than three years. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price to book ratio and lower forecasted growth values. Through fundamental proprietary research the Fund will attempt to take advantage of what the Sub-Adviser believes to be well-positioned cash generating businesses run by shareholder-orientated managements. The Sub-Adviser will seek to buy these companies opportunistically at a price low enough to provide a healthy margin of safety. Under normal circumstances, the Fund’s investment horizons for ownership of stocks will be two to three years.

Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may, but is not required to, undertake hedging activities and may invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency. The Fund may invest in the aggregate up to 20% of its net assets plus any borrowings for investment purposes in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000 Value Index at the time of investment.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small-Cap Risk.  Historically, small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Unseasoned Company Risk.  Unseasoned companies do not have an established financial history, and securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, small capitalization companies, may underperform compared to other market segments or the equity markets as a whole.

Derivatives Risk.  The Fund’s use of forwards is subject to market risk, leverage risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is the risk that the counterparty to a derivatives contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small-cap stocks in the hope of earning above-average capital appreciation.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to August 1, 2004. Since August 1, 2004, Goldman Sachs Asset Management, L.P. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
31.40%	-28.29%
06/30/2003	09/30/2002

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	5 Years	10 Years
Small Cap Value Fund	26.73%	5.44%	10.18%
Russell 2000 Value Index (reflects no deduction for expenses and taxes)	24.50%	3.52%	8.42%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Goldman Sachs Asset Management, L.P.

Portfolio Managers

James (Chip) B. Otness, CFA, Managing Director of Goldman, has served as portfolio manager of the Fund since August 2004. Sally Pope Davis, Vice President of Goldman, has served as portfolio manager of the Fund since August 2004. Robert Crystal, Vice President of Goldman, has served as portfolio manager of the Fund since March 2006. J. Kelly Flynn, Vice President of Goldman, has served as portfolio manager of the Fund since August 2004.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  SMALL CAP INDEX FUND

Investment Objective	The investment objective of the Small Cap Index Fund (the “Fund”) is to seek to replicate the returns and characteristics of a small cap index.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	1.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.31%
Less Fee Waivers	-0.75%	*
Total Annual Fund Operating Expenses After Fee Waivers	0.56%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.55% of average daily net assets. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the Russell 2000® Index (the “Index”). This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index. The Index measures the performance of the 2,000 smallest companies (based on total market capitalization) in the Russell 3000® Index. The Fund may concentrate (invest 25%

or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry. The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Sub-Adviser does not manage the Fund according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Sub-Adviser utilizes a “passive” investment approach, attempting to replicate the investment performance of its benchmark Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small-Cap Risk.  Historically, small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

Investment Style Risk.  In addition, the Fund is subject to the risk that its principal market segment, small capitalization companies, may underperform compared to other market segments or the equity markets as a whole.

Tracking Error Risk.  As an index fund, the Fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Sampling Risk.  The Fund may not fully replicate its benchmark index and may hold securities not included in the index. As a result, the Fund is subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the Fund may utilize a sampling approach, it may not track the return of the index as well as it would if the Fund purchased all of the securities in the benchmark index.

Concentration Risk.  To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

Derivatives Risk.  The Fund’s use of futures is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small cap common stocks in the hope of achieving returns similar to that of the Index.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
20.47%	-15.09%
06/30/2009	03/31/2009

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	Since Inception on August 25, 2008
Small Cap Index Fund	26.20%	4.73%
Russell 2000 Index (reflects no deduction for expenses and taxes)	26.85%	4.14%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

SSgA Funds Management, Inc.

Portfolio Managers

Lynn Blake and John Tucker, both Managing Directors of SSgA Funds Management, Inc., have served as portfolio managers of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  DEVELOPED INTERNATIONAL INDEX FUND

Investment Objective	The investment objective of the Developed International Index Fund (the “Fund”) is to seek to replicate the returns and characteristics of an international index composed of securities from developed countries.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.91%
Total Annual Fund Operating Expenses	1.21%
Less Fee Waivers	-0.62%	*
Total Annual Fund Operating Expenses After Fee Waivers	0.59%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.59% of average daily net assets. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index (the “Index”). This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index (including ADRs and GDRs) and close substitutes (such as index futures contracts) that are designed to track the Index. The Index is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities primarily from Europe, Australia, Asia and the Far East. The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.

The Sub-Adviser does not manage the Fund according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Sub-Adviser utilizes a “passive” investment approach, attempting to replicate the investment performance of its benchmark Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. The Sub-Adviser may also enter into forward foreign currency exchange contracts in an attempt to match the Index’s currency exposures.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Tracking Error Risk.  As an index fund, the Fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Sampling Risk.  The Fund may not fully replicate its benchmark index and may hold securities not included in the index. As a result, the Fund is subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the Fund may utilize a sampling approach, it may not track the return of the index as well as it would if the Fund purchased all of the securities in the benchmark index.

Depositary Receipt Risk.  ADRs and GDRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs and GDRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Concentration Risk.  To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, securities of companies located in developed international countries, may underperform compared to other market segments or the equity markets as a whole.

Derivatives Risk.  The Fund’s use of futures and forwards is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of forwards is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is the risk that the counterparty to a derivatives contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in international securities in the hope of achieving returns similar to that of the Index.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
25.12%	-15.59%
06/30/2009	03/31/2009

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	Since Inception on August 25, 2008
Developed International Index Fund	7.43%	-0.54%
MSCI EAFE Index (reflects no deduction for expenses and taxes and is gross of withholding taxes on foreign dividends)	8.21%	-3.14%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

SSgA Funds Management, Inc.

Portfolio Managers

Lynn Blake and John Tucker, both Managing Directors of SSgA Funds Management, Inc., have served as portfolio managers of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  INTERNATIONAL EQUITY FUND

Investment Objective	The investment objective of the International Equity Fund (the “Fund”) is to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.39%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.25%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$397	$686	$1,511

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin. The countries include the eleven Euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), the United Kingdom, Denmark, Sweden, Switzerland, Norway, Japan, Hong Kong, Australia, New Zealand and Singapore. The Sub-Adviser employs bottom-up stock and business analysis to identify high-quality growth companies. Typically, these companies tend to be well managed with the following attributes: consistent operating histories and financial performance; favorable long-term economic prospects; free cash flow generation; and competent management that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders. The Sub-Adviser’s goal is to construct a portfolio of high-quality growth companies in the developed markets of Europe and the Pacific Basin. With approximately 40-60 stocks, the Fund seeks to be well diversified and will have investments in at least 10 countries and 5 sectors at all times. The Fund may invest in securities of companies in emerging and developing markets. The Fund may, but is not required to, undertake hedging activities and may invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, international equity securities, may underperform compared to other market segments or the equity markets as a whole.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.

Warrant Risk.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Derivatives Risk.  The Fund’s use of forwards is subject to market risk, leverage risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is the risk that the counterparty to a derivatives contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of international investing in the hope of realizing capital appreciation while diversifying their investment portfolio.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
20.28%	-19.10%
12/31/2004	09/30/2008

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	5 Years	10 Years
International Equity Fund	11.08%	4.44%	4.96%
MSCI EAFE Index (reflects no deduction for expenses and taxes and is gross of withholding taxes on foreign dividends)	8.21%	2.94%	3.94%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Vontobel Asset Management, Inc.

Portfolio Manager

Rajiv Jain, Managing Director of Vontobel, has served as the portfolio manager of the Fund since February 2002.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY: EMERGING MARKETS EQUITY FUND

Investment Objective	The investment objective of the Emerging Markets Fund (the “Fund”) is to seek to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	1.18%
Distribution (12b-1) Fees	None
Other Expenses	0.89%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	2.08%
Less Fee Waivers	-0.22%	*
Total Annual Fund Operating Expenses After Fee Waivers	1.86%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 1.85% of average daily net assets. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$189	$585	$1,006	$2,180

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities located in emerging market countries. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For this Fund, an issuer is considered to be located in an emerging market country if, at the time of investment: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. The Sub-Adviser will base determinations as to a company’s eligibility on publicly available information and inquiries made to the company.

The Sub-Adviser considers emerging market countries to be countries that the international financial community, including the World Bank and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Allocation of the Fund’s investments will depend upon the relative attractiveness of emerging countries and particular issuers. There are no prescribed limits on the geographic distribution of the Fund’s investments.

Currently, investing in issuers in many emerging countries is not feasible or may involve unacceptable political risks. The Fund emphasizes investment in those emerging countries whose economies are developing strongly and whose markets are becoming more sophisticated.

The Sub-Adviser seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers. The Sub-Adviser combines top-down country criteria to allocate the Fund’s assets among countries (based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential). Portfolio securities are typically sold when any one or more of these assessments materially changes. The Sub-Adviser attempts to manage the overall risk of its investments through its emphasis on thorough macroeconomic and fundamental research.

The Fund invests primarily in equity securities, including common and preferred stocks, convertible securities, rights and warrants to purchase common stock, and depositary receipts. The Fund may invest in securities of micro-, small- and medium-capitalization companies. The Fund may invest in derivative instruments, principally futures, options, swaps and forward foreign currency exchange contracts. The Fund principally uses these derivative instruments for hedging, risk management, portfolio management and to earn income. The Fund may purchase securities of other investment companies. The Fund may invest up to 20% of its net assets in debt securities, including up to 5% of its total assets in non-investment grade debt securities (“junk bonds”). The Fund may invest up to 10% of its assets in foreign real estate companies.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including depositary receipts, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, equity securities of emerging market companies, may underperform compared to other market segments or the equity markets as a whole.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

Other Investment Company Risk.  When the Fund invests in another investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.   The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Derivatives Risk.  The Fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Foreign Real Estate Company Risk.  Investing in foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and the Fund will bear a proportionate share of those expenses.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in emerging market equity securities in the hope of achieving capital appreciation.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
34.74%	-7.55%
06/30/2009	06/30/2010

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	Since Inception on August 25, 2008
Emerging Markets Equity Fund	19.15%	7.55%
MSCI Emerging Markets Index (reflects no deduction for expenses and taxes and is gross of withholding taxes on foreign dividends)	19.20%	10.89%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Morgan Stanley Investment Management, Inc.

Portfolio Managers

Ruchir Sharma, a Managing Director, has served as a portfolio manager of the Fund since August 2008. James Cheng, a Managing Director, has served as a portfolio manager of the Fund since its inception in August 2008. Paul Psaila, a Managing Director, has served as a portfolio manager of the Fund since its inception in August 2008. Eric Carlson, a Managing Director, has served as a portfolio manager of the Fund since its inception in August 2008. Ana Cristina Piedrahita, an Executive Director, has served as a portfolio manager of the Fund since its inception in August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  REAL ESTATE SECURITIES FUND (formerly named REIT Fund)

Investment Objective	The investment objective of the Real Estate Securities Fund (the “Fund”) is to achieve a high total return consistent with reasonable investment risks.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	1.01%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 180% of the average value of its portfolio.

Principal Investment Strategy

Under normal market conditions, the Fund invests at least 80%, and normally substantially all, of its net assets in common stocks and other equity securities issued by real estate companies, including real estate investment trusts (“REITs”). This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund considers companies real estate companies if such companies (i) derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or (ii) have at least 50% of their assets in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders. REIT-like entities are organized outside of the U.S. and have operations and receive tax treatment similar to that of U.S. REITs. The Fund retains the ability to invest in real estate companies of any market capitalization. The Fund may invest up to 25% of its total assets in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depositary receipts for such securities. In managing the Fund’s portfolio, the Sub-Adviser adheres to an integrated, bottom-up, relative value investment process.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Real Estate Securities Risk.  The Fund has a policy of concentrating its investments in real estate companies, including REITs. As such, the Fund is subject to risks associated with the direct ownership of real estate securities and an investment in the Fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates. Any geographic concentration of the Fund’s real estate related investments could result in the Fund being subject to the above risks to a greater degree.

REITs Risk.  The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, which are described above. REITs are also subject to certain additional risks. For example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Concentration Risk.  The Fund’s investments will be concentrated in securities issued by real estate companies, which means compared to a non-concentrated fund, it invests a higher percentage of its assets in the real estate sector of the market. As a result, the economic, political and regulatory developments in that sector have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including depositary receipts, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, equity securities of real estate companies, may underperform compared to other market segments or the equity markets as a whole.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of real estate and real estate related investing in the hope of realizing capital appreciation while diversifying their investment portfolio.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous manager for the period prior to May 1, 2011. Since May 1, 2011, Cohen & Steers Capital Management, Inc. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of two broad-based securities market indices. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
30.58%	-40.76%
09/30/2009	12/31/2008

The benchmark for the Fund has been changed to the FTSE NAREIT Equity REIT Index because the Index most closely represents the initial universe of securities from which the Fund’s portfolio is built.

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	5 Years	Since Inception on May 1, 2002
Real Estate Securities Fund	25.14%	0.86%	8.33%
Wilshire US Real Estate Securities Index (reflects no deduction for expenses and taxes)	29.12%	2.32%	9.56%
FTSE NAREIT Equity REIT Index (reflects no deduction for expenses and taxes)	27.58%	2.38%	8.99%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Cohen & Steers Capital Management, Inc.

Portfolio Managers

Martin Cohen is Co-Chairman and Co-CEO of Cohen & Steers and has served as a portfolio manager of the Fund since May 2011. Robert H. Steers is a Co-Chairman and Co-CEO of Cohen & Steers and has served as portfolio manager of the Fund since May 2011. Joseph M. Harvey is President and CIO of Cohen & Steers and has been a portfolio manager of the Fund since May 2011. Jon Cheigh is a Senior Vice President of Cohen & Steers and has been a portfolio manager of the Fund since May 2011.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  AGGRESSIVE ALLOCATION FUND

Investment Objective	The investment objective of the Aggressive Allocation Fund (the “Fund”) is to seek to achieve long-term capital growth consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.92%	*
Total Annual Fund Operating Expenses	1.32%
Less Fee Waivers	-0.07%	**
Total Annual Fund Operating Expenses After Fee Waivers	1.25%

*	Acquired Fund Fees and Expenses have been restated to reflect the estimated amounts for the current fiscal year.

**	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.33% of average daily net assets. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$397	$686	$1,511

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is more heavily allocated to stocks, and reflects an aggressive approach.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	85% - 100%
Fixed Income and Money Market Funds	0% - 15%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the adviser’s or sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that an underlying fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities an underlying fund owns do not extend to shares of the underlying fund.

Derivatives Risk.  An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index and one additional index, the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index, in conjunction with the broad-based index, are used to track the broad range of allocations the Fund makes to the underlying funds. The foregoing indices, when considered together, may provide investors with a useful comparison of the Fund’s overall performance. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
17.31%	-10.22%
06/30/2009	03/31/2009

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	Since Inception on August 25, 2008
Aggressive Allocation Fund	15.96%	2.33%
Russell 3000 Index (reflects no deduction for expenses and taxes)	16.93%	1.86%
Barclays Capital US Aggregate Bond Index (reflects no deduction for expenses and taxes)	6.54%	6.90%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  MODERATELY AGGRESSIVE ALLOCATION FUND

Investment Objective	The investment objective of the Moderately Aggressive Allocation Fund (the “Fund”) is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.22%
Acquired Fund Fees and Expenses	0.86%	*
Total Annual Fund Operating Expenses	1.18%
Plus Recouped Fees	0.01%
Total Annual Fund Operating Expenses After Recouped Fees	1.19%

*	Acquired Fund Fees and Expenses have been restated to reflect the estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$378	$654	$1,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is more heavily allocated to stocks, and reflects a moderately aggressive approach.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	70% - 100%
Fixed Income and Money Market Funds	0% - 30%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the adviser’s or sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that an underlying fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the underlying fund owns do not extend to shares of the underlying fund.

Derivatives Risk.  An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index and one additional index, the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index, in conjunction with the broad-based index, are used to track the broad range of allocations the Fund makes to the underlying funds. The foregoing indices, when considered together, may provide investors with a useful comparison of the Fund’s overall performance. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
14.52%	-8.07%
06/30/2009	06/30/2010

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	Since Inception on August 25, 2008
Moderately Aggressive Allocation Fund	14.51%	5.56%
Russell 3000 Index (reflects no deduction for expenses and taxes)	16.93%	1.86%
Barclays Capital US Aggregate Bond Index (reflects no deduction for expenses and taxes)	6.54%	6.90%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  MODERATE ALLOCATION FUND

Investment Objective	The investment objective of the Moderate Allocation Fund (the “Fund”) is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.22%
Acquired Fund Fees and Expenses	0.79%	*
Total Annual Fund Operating Expenses	1.11%

*	Acquired Fund Fees and Expenses have been restated to reflect the estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$113	$353	$612	$1,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is allocated among stock, bond and cash investments with a majority of its assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Penn Series Aggressive Allocation and Moderately Aggressive Allocation Funds, but more aggressive than the Penn Series Moderately Conservative Allocation and Conservative Allocation Funds.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	50% - 70%
Fixed Income and Money Market Funds	30% - 50%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the adviser’s or sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that an underlying Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the underlying fund owns do not extend to shares of the underlying fund.

Derivatives Risk.  An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index and one additional index, the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index, in conjunction with the broad-based index, are used to track the broad range of allocations the Fund makes to the underlying funds. The foregoing indices, when considered together, may provide investors with a useful comparison of the Fund’s overall performance. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
11.68%	-6.05%
06/30/2009	03/31/2009

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	Since Inception on August 25, 2008
Moderate Allocation Fund	12.24%	4.10%
Russell 3000 Index (reflects no deduction for expenses and taxes)	16.93%	1.86%
Barclays Capital US Aggregate Bond Index (reflects no deduction for expenses and taxes)	6.54%	6.90%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  MODERATELY CONSERVATIVE ALLOCATION FUND

Investment Objective	The investment objective of the Moderately Conservative Allocation Fund (the “Fund”) is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.24%
Acquired Fund Fees and Expenses	0.69%	*
Total Annual Fund Operating Expenses	1.03%
Less Fee Waivers	-0.01%	**
Total Annual Fund Operating Expenses After Fee Waivers	1.02%

*	Acquired Fund Fees and Expenses have been restated to reflect the estimated amounts for the current fiscal year.

**	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.33% of average daily net assets. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a moderately conservative approach.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	30% - 50%
Fixed Income and Money Market Funds	50% - 70%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the adviser’s or sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that an underlying fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the underlying fund owns do not extend to shares of the underlying fund.

Derivatives Risk.  An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index and one additional index, the Russell 3000 Index. The Russell 3000 Index, in conjunction with the broad-based index, are used to track the broad range of allocations the Fund makes to the underlying funds. The foregoing indices, when considered together, may provide investors with a useful comparison of the Fund's overall performance. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
8.62%	-3.33%
06/30/2009	03/31/2009

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	Since Inception on August 25, 2008
Moderately Conservative Allocation Fund	9.32%	4.10%
Barclays Capital US Aggregate Bond Index (reflects no deduction for expenses and taxes)	6.54%	6.90%
Russell 3000 Index (reflects no deduction for expenses and taxes)	16.93%	1.86%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

FUND SUMMARY:  CONSERVATIVE ALLOCATION FUND

Investment Objective	The investment objective of the Conservative Allocation Fund (the “Fund”) is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.61%	*
Total Annual Fund Operating Expenses	0.96%
Less Fee Waivers	-0.02%	**
Total Annual Fund Operating Expenses After Fee Waivers	0.94%

*	Acquired Fund Fees and Expenses have been restated to reflect the estimated amounts for the current fiscal year.

**	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.33% of average daily net assets. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a conservative approach.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	20% - 40%
Fixed Income and Money Market Funds	60% - 80%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the adviser’s or sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that an underlying fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the underlying fund owns do not extend to shares of the underlying fund.

Derivatives Risk.  An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index and one additional index, the Russell 3000 Index. The Russell 3000 Index, in conjunction with the broad-based index, are used to track the broad range of allocations the Fund makes to the underlying funds. The foregoing indices, when considered together, may provide investors with a useful comparison of the Fund’s overall performance. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
5.26%	-1.22%
06/30/2009	03/31/2009

Average Annual Total Return (for Periods Ended December 31, 2010)
	1 Year	Since Inception on August 25, 2008
Conservative Allocation Fund	6.89%	4.36%
Barclays Capital US Aggregate Bond Index (reflects no deduction for expenses and taxes)	6.54%	6.90%
Russell 3000 Index (reflects no deduction for expenses and taxes)	16.93%	1.86%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 132 of this prospectus.

ADDITIONAL FUND SUMMARY INFORMATION

Purchase and Sale of Fund shares

The Funds offer their shares only to The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”), for separate accounts they establish to fund variable life insurance and variable annuity contracts. Penn Mutual or PIA purchases or redeems shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and redeem amounts to, and from, the separate accounts.

Tax Information

The Funds expect all net investment income and net realized capital gains of the Funds to be distributed to the Penn Mutual and PIA separate accounts at least annually and reinvested in the distributing Fund. Net investment income and net realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan. For information on federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the variable annuity or variable life insurance contract prospectus.

Payments to Insurance Companies and Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to Penn Mutual and PIA for separate accounts they establish to fund variable life insurance and variable annuity contracts. The Funds and their related companies may make payments to Penn Mutual and PIA (or their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing Penn Mutual and PIA or other financial intermediary or your sales person to recommend a variable contract that offers the Funds over another investment. Ask your salesperson or your financial intermediary for more information. The prospectus for your variable contract may also contain additional information about these payments.

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ADDITIONAL INFORMATION

Penn Series Funds, Inc. (“Penn Series” or the “Company”) is an investment company that provides investment options for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”). Shares of each Fund may be purchased only by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans. Penn Series offers 29 different portfolios advised by Independence Capital Management, Inc. (“ICMI”) and, in the case of certain Funds, sub-advised by T. Rowe Price Associates, Inc., Lord Abbett & Co. LLC, Cohen & Steers Capital Management, Inc., Goldman Sachs Asset Management, L.P., Vontobel Asset Management, Inc., Neuberger Berman Management LLC, Turner Investment Partners, Inc., Wells Capital Management Incorporated, Eaton Vance Management, AllianceBernstein L.P., Morgan Stanley Investment Management, Inc., Allianz Global Investors Capital LLC, OppenheimerFunds, Inc. and SSgA Funds Management, Inc.

Temporary Investing:  When a Fund’s Adviser or Sub-Adviser believes that changes in economic, financial or political conditions warrant, each Fund, except for the Index 500 Fund, Small Cap Index Fund and Developed International Index Fund, may invest without limit in money market instruments and other short-term fixed income securities. When a Fund engages in such activities, it may not achieve its investment objective. If a Fund incorrectly predicts the effects of these changes, such defensive investments may adversely affect Fund performance.

Index 500 Fund:  ”S&P 500 Index” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Penn Series Funds, Inc. The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Index 500 Fund.

Investment Objectives of the Funds:  Each Fund’s investment objective may be changed by the Company’s Board of Directors without the approval of shareholders.

More Information About the Principal Investment Strategy and Principal Risks of the Penn Series Lifestyle Funds

The Penn Series Lifestyle Funds consist of the following five funds: Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund and Conservative Allocation Fund (each, a “Lifestyle Fund” and, collectively, the “Lifestyle Funds”).

Principal Investment Strategy

The Lifestyle Funds seek to achieve their respective investment objectives by using a “fund-of-funds” strategy. Accordingly, the Lifestyle Funds invest in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with their target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Lifestyle Funds intend to invest primarily in a combination of underlying funds; however, the Lifestyle Funds may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Each Lifestyle Fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances. Through its investments in the underlying funds, each Lifestyle Fund’s target allocation is intended to allocate the Lifestyle Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolios of the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund are more heavily allocated to stocks, and reflect a more aggressive approach. The portfolios of the Moderately Conservative Allocation Fund and Conservative Allocation Fund are more heavily allocated to bonds and cash investments, and reflect a more conservative approach. The portfolio of the Moderate Allocation Fund is allocated among stock, bond and cash investments with a majority of it assets allocated to stocks,

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and is designed to offer investors an investment option that is less aggressive than the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund, but more aggressive than the Moderately Conservative Allocation Fund and Conservative Allocation Fund. The Aggressive Allocation Fund is designed as the most aggressive of the Lifestyle Funds and the Conservative Allocation Fund is designed as the most conservative of the Lifestyle Funds.

In determining the asset allocation of the Lifestyle Funds, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Lifestyle Funds. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on a Lifestyle Fund’s investment objective.

The following chart shows each Lifestyle Fund’s target asset allocation among the various asset classes and which underlying funds may be used within each asset class as of the date of this prospectus. The Adviser may permit modest deviations from the target asset allocations listed below. Market appreciation or depreciation may cause a Lifestyle Fund to be outside of its target asset allocation range. Further, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may also affect a Lifestyle Fund’s actual allocations. Accordingly, a Lifestyle Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Target Asset Allocation
	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Equity Funds	85%-100%	70%-100%	50%-70%	30%-50%	20%-40%
Penn Series Flexibly Managed Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Growth Stock Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Cap Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Cap Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Core Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Core Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Index 500 Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Mid Cap Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Mid Cap Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Mid Core Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series SMID Cap Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series SMID Cap Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Small Cap Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Small Cap Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Small Cap Index Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%

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Asset Classes and Underlying Funds	Target Asset Allocation
	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Penn Series International Equity Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Developed International Index Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Emerging Markets Equity Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Real Estate Securities Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Fixed Income and Money Market Funds	0%-15%	0%-30%	30%-50%	50%-70%	60%-80%
Penn Series Quality Bond Fund	0%-15%	0%-30%	0%-50%	0%-70%	0%-80%
Penn Series Limited Maturity Bond Fund	0%-15%	0%-30%	0%-50%	0%-70%	0%-80%
Penn Series High Yield Bond Fund	0%-15%	0%-30%	0%-30%	0%-30%	0%-30%
Penn Series Money Market Fund	0%-15%	0%-30%	0%-50%	0%-70%	0%-80%

The Adviser reserves the right to modify a Lifestyle Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance each Lifestyle Fund’s investments in the underlying funds to bring the Lifestyle Fund back within its target range.

Each Lifestyle Fund’s investment performance is directly related to the investment performance of the underlying funds. Because the underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies, each investor should review the investment strategy of each underlying fund prior to investing in the Lifestyle Funds. A description of the investment strategy of each underlying fund can be found in such underlying fund’s “Fund Summary” section of this Prospectus.

Principal Risks

An investment in the Lifestyle Funds may be appropriate for investors who are willing to accept the risks and uncertainties of investing in funds which allocate their assets among various asset classes and market segments in the hope of achieving long-term capital growth and, with respect to each Lifestyle Fund except for the Aggressive Allocation Fund, current income.

The Lifestyle Funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds’ assets among the various asset classes and market segments will cause the Lifestyle Funds to underperform other funds with a similar investment objective.

The Lifestyle Funds purchase shares of the underlying funds. When the Lifestyle Funds invest in an underlying fund, in addition to directly bearing the expenses associated with their own operations, they will bear a pro rata portion of the underlying fund’s expenses.

Through their investments in the underlying funds, the Lifestyle Funds will be subject to the risks associated with the underlying funds’ investments. A summary of the principal risks of each underlying fund can be found in such

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underlying fund’s “Fund Summary” section of this Prospectus. Please see “More Information About the Principal Risks of Investing in the Penn Series Funds” section for a more detailed description of these risks.

Each Lifestyle Fund has a different level of risk and the amount of risk is relative to such Lifestyle Fund’s target asset allocation. The following risk spectrum is designed to provide investors with a general overview of the relative risk characteristics of each Lifestyle Fund under normal market circumstances.

Each Lifestyle Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. Each Lifestyle Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and an overview of such risks is provided below.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Lifestyle Funds.

More Information About the Principal Risks of Investing in the Penn Series Funds

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are summarized in each Fund’s “Fund Summary” section and are described in more detail in this section. Through their investments in other Penn Series Funds, the Penn Series Lifestyle Funds will be subject to the risks associated with those Penn Series Funds, in addition to the Lifestyle Funds’ own principal risks. The degree to which the risks described below apply to a particular Penn Series Lifestyle Fund varies according to its asset allocation, which is described in its investment strategy section above. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

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Asset Allocation Risk.  The particular asset allocation of the Balanced Fund and each Lifestyle Fund can have a significant effect on performance. Each of these Funds manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, each of these Fund’s performance could suffer if a particular asset class does not perform as expected.

Asset-Backed Securities Risk.  Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Concentration Risk.  To the extent a Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry. As a result, the economic, political and regulatory developments in that industry will have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

Convertible Securities Risk.  Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk and prepayment risk, which are discussed below.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Credit Risk.  A Fund could lose money if an issuer or guarantor of a bond, or the counterparty to a derivatives contract, held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations. Discontinuation of these payments could substantially adversely affect the market value of the security. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. High yield or junk bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor their obligations.

Currency Risk.  As a result of a Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in a Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such

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as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad. A sub-adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks. However, the sub-adviser cannot guarantee that it will succeed in doing so. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts. In addition, a hedging strategy relies upon the ability of the sub-adviser to accurately predict movements in currency exchange rates. In certain markets, it may not be possible to hedge currency risk.

Depositary Receipt Risk.  American Depository Receipts (“ADRs”), are dollar-denominated depository receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Global Depositary Receipts (“GDRs”) are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depository receipts generally bear all the costs associated with establishing unsponsored depository receipts. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts.

Derivatives Risk.  A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. The principal risks of the principal types of derivatives used by the Funds are described below:

Forward Contracts Risk.  A forward contract involves a negotiated obligation to purchase or sell a specific security at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and (iii) forwards may be difficult to accurately value. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Risk.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The risks of futures include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the adviser or sub-adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

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Options Risk.  Certain Funds may purchase and write put and call options and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. Risks associated with options transactions include: (i) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; and (ii) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. Investments in options are also subject to leverage risk and liquidity risk, each of which is further described elsewhere in this section.

Swap Agreements Risks.  Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate.

Emerging Markets Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

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Equity Risk.  The prices of equity securities in which the Funds invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time. Common stock in which the Funds invest represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Foreign Real Estate Company Risk.  Investing in foreign real estate companies makes a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and a Fund will bear a proportionate share of those expenses.

Foreign Securities Risk.  A Fund’s investments in securities of foreign issuers, including ADRs and GDRs, involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. Because of its foreign investments, a Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Forward Commitment Risk.  A forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Typically, no interest accrues to the purchaser until the security is delivered. When a Fund purchases a security in a forward commitment transaction, payment for the security is not required until the delivery date. However, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a Fund has sold a security in a forward commitment transaction, the Fund does not participate in further gains or losses with respect to the security. Purchasing or selling securities on a forward commitment basis also involves the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Growth Investing Risk.  Certain of the Funds may pursue a “growth style” of investing. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.
High Yield Bond Risk.  Investing in high yield or junk bonds involves risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments. Therefore, the credit risk of a Fund investing in high yield or junk bonds increases when the U.S. economy slows or enters a recession. The share price of a Fund investing in high yield or junk bonds is expected to be more volatile than the share price of a fund investing in higher quality securities, which react primarily to the general level of interest rates. In addition, the trading market for lower quality bonds may be less active and less liquid, that is, the adviser or sub-adviser may not be able to sell bonds at desired prices and large

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purchases or sales of certain high yield bond issues can cause substantial price swings. As a result, the price at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. Because better-quality junk bonds follow the higher grade bond market to some extent, if a Fund focuses on BB-rated bonds by S&P and Ba-rated bonds by Moody’s (i.e., better-quality junk bonds), the Fund may be more vulnerable to interest rate risk as compared to credit risk. However, if a Fund’s focus is on bonds rated B and lower by Moody’s and S&P (i.e., lower-quality junk bonds), the Fund may be more vulnerable to credit risk as compared to interest rate risk.

Interest Rate Risk.  The value of a Fund’s fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a portfolio with a higher duration.

Investment Risk.  An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund may experience losses with respect to its investments. Further, there is no guarantee that a Fund will be able to achieve its objective.

IPOs Risk.  IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to a Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Large- and Mid-Cap Company Risk.  Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.

Leverage Risk.  Certain Fund transactions, such as futures, options, swaps and forwards, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund’s share price and make a Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market Risk.  Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of a Fund’s investments will fluctuate, which means that the Fund could lose money on its investments.

Mortgage-Backed Securities Risk.  Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities

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include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. The privately issued mortgage-backed securities in which a Fund may invest are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

Other Investment Company Risk.  When a Fund invests in another investment company, including an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. Therefore, it may be more costly to own an investment company than to own the underlying securities directly. The risks of owning shares of an investment company generally reflect the risks of owning the underlying securities directly. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Portfolio Turnover Risk.  A Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Preferred Stock Risk.  Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Prepayment and Extension Risk.  A Fund’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Real Estate Securities Risk.  Although the Real Estate Securities Fund may not invest directly in real estate, it has a policy of concentrating its investments in securities issued by real estate companies, including REITs. As such, the Real Estate Securities Fund is subject to the risks associated with the direct ownership of real estate, and an investment in the Fund will be closely linked to the performance of the real estate markets. A Fund that invests, but does not concentrate, in securities issued by real estate companies will be subject to the risks associated with the direct ownership of real estate to a lesser extent. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

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REITs Risk.  A Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, which are described above. REITs are also subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to a Fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and a Fund will bear a proportionate share of those expenses.

Repurchase Agreement Risk.  A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, a Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Sampling Risk.  With respect to the Index 500 Fund, Small Cap Index Fund and Developed International Index Fund, each of these Funds may not fully replicate its benchmark index and may hold securities not included in its index. As a result, these Funds are subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because each of these Funds may utilize a sampling approach, each Fund may not track the return of its index as well as it would if the Fund purchased all of the securities in its benchmark index.

Small- and Micro-Cap Company Risk.  Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Accordingly, underlying funds that invest in small-cap securities may be more volatile than underlying funds that invest in large- and mid-cap securities. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete. These risks are even greater for the micro-cap companies that the underlying funds may own. Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

Tracking Error Risk.  Certain Funds seek to track the performance of their benchmark indices, although they may not be successful in doing so. The divergence between the performance of a Fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, a Fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational, custodial or liquidity constraints, which may result in tracking error. A Fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of a Fund, operating expenses and trading costs all affect the ability of the Fund to match the performance of its benchmark index, because

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the benchmark index does not have to manage cash flows and does not incur any costs. It is anticipated that the correlation of a Fund’s performance to that of its index will increase as the size of the Fund grows to critical mass.

Underlying Fund Investment Risk.  The Balanced Fund and each Lifestyle Fund purchases shares of underlying funds. When these Funds invest in an underlying fund, in addition to directly bearing the expenses associated with their own operations, they will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in these Funds is based primarily on the prices of the underlying funds that these Funds purchase. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Balanced Fund or a Lifestyle Fund investors should assess the risks associated with the underlying funds in which these Funds may invest and the types of investments made by those underlying funds. Each of these Funds’ exposure to a particular risk will be proportionate to such Fund’s overall asset allocation and underlying fund allocation.

Unseasoned Company Risk.  Unseasoned companies do not have an established financial history, and securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Securities such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Others, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the Funds own do not extend to shares of the Funds.

Value Investing Risk.  Certain of the Funds may pursue a “value style” of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If a Fund’s investment adviser’s (or sub-adviser’s) assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Warrant Risk.  A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

MANAGEMENT

Investment Adviser

Independence Capital Management, Inc.  Independence Capital Management, Inc. (“ICMI”) serves as investment adviser to each of the Funds. ICMI is a wholly-owned subsidiary of Penn Mutual, a life insurance company that has been in the insurance and investment business since the late 1800s. Penn Mutual and its subsidiaries currently have assets under management of over $64.9 billion. ICMI was organized in June 1989 and the office is located at 600 Dresher Road, Horsham, Pennsylvania 19044. As of December 31, 2010, ICMI serves as investment adviser for about $5.1 billion of investment assets.

ICMI provides day-to-day portfolio management services for the Money Market, Limited Maturity Bond and Quality Bond Funds.

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Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has primary responsibility for the day-to-day portfolio management of the Money Market, Limited Maturity Bond and Quality Bond Funds. He has served as portfolio manager of the Money Market and Quality Bond Funds since November 1992 and the Limited Maturity Bond Fund since its inception in May 2000. Mr. Sherman, with over 32 years of investment experience, also serves as Executive Vice President and Chief Investment Officer of The Penn Mutual Life Insurance Company.

ICMI provides day-to-day portfolio management services for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds.

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., is a co-manager for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds. Mr. Sherman, with over 32 years of investment experience, also serves as Executive Vice President and Chief Investment Officer of The Penn Mutual Life Insurance Company.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., is a co-manager for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds. Mr. Huckerby, with over 16 years in the investment management industry, also serves as Assistant Vice President of The Penn Mutual Life Insurance Company where he has worked since 1994.

In addition, ICMI provides investment advisory services to the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Value, Small Cap Growth, International Equity, Real Estate Securities, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index and Developed International Index Funds through sub-advisers that are selected to manage the Funds.

Manager of Managers Structure.  ICMI acts as “manager of managers” for each of the sub-advised Funds. This means that shareholders of each Fund have authorized ICMI, subject to the supervision and approval of the Company’s Board of Directors, to hire and terminate sub-advisers without shareholder approval. ICMI remains responsible for the performance of the Funds, as it recommends hiring or replacing sub-advisers to the Company’s Board of Directors. Each sub-adviser makes investment decisions for the Fund it manages. ICMI oversees the sub-advisers to monitor compliance with the Fund’s investment policies and guidelines and adherence to its investment style.

In its capacity as “manager of managers,” ICMI currently has hired sub-advisers to manage the assets of the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Large Core Growth, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Value, Small Cap Growth, International Equity, Real Estate Securities, SMID Cap Growth, SMID Cap Value, Small Cap Index, Developed International Index and Emerging Markets Equity Funds. While ICMI currently directly manages the assets of the Money Market, Quality Bond, Limited Maturity Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds, it may hire sub-advisers to manage the assets of these Funds in the future without shareholder approval.

Sub-Advisers

T. Rowe Price Associates, Inc.  T. Rowe Price Associates, Inc. (“Price Associates”) is sub-adviser to the Flexibly Managed, High Yield Bond and Large Growth Stock Funds. As sub-adviser, Price Associates provides day-to-day portfolio management services to the Funds. Price Associates was incorporated in 1947 as successor to the investment counseling firm founded by the late Mr. Thomas Rowe Price, Jr. in 1937. T. Rowe Price Group, Inc. owns 100% of

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the stock of Price Associates. Its corporate home office is located at 100 East Pratt Street, Baltimore, Maryland, 21202. Price Associates serves as investment adviser to a variety of individual and institutional investors accounts, including other mutual funds. As of December 31, 2010, Price Associates and its affiliates managed more than $482 billion of assets for individual and institutional investors, retirement plans and financial intermediaries.

David Giroux is Chairman of the Investment Advisory Committee for the Flexibly Managed Fund. Mr. Giroux is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. He earned a B.A. in finance and political economy, magna cum laude, from Hillsdale College. David has also earned the Chartered Financial Analyst accreditation.

Mark J. Vaselkiv is Chairman of the Investment Advisory Committee for the High Yield Bond Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management. Prior to joining the firm in 1988, Mark was employed as a Vice President, analyzing and trading high-yield debt securities for Shenkman Capital Management, Inc., New York, and a Private Placement Credit Analyst in the Capital Markets Group of Prudential Insurance Company. Mark earned a B.A. in Political Science from Wheaton College, Illinois, and an M.B.A. in finance from New York University.

P. Robert Bartolo is Chairman of the Investment Advisory Committee for the Large Growth Stock Fund. Mr. Bartolo is a vice president of T. Rowe Price Associates, Inc. and is a Portfolio Manager in the Equity Division. He joined the firm in August 2002 after serving as a summer intern in 2001, analyzing satellite communications companies. Prior to this, Mr. Bartolo was director of finance for MGM Mirage, Inc. Mr. Bartolo earned a B.S. in Accounting from the University of Southern California and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Bartolo is a Certified Public Accountant and has also earned the Chartered Financial Analyst accreditation.

Lord, Abbett & Co. LLC.  Lord, Abbett & Co. LLC (“Lord Abbett”) is sub-adviser to the Mid Core Value Fund. As sub-adviser, Lord Abbett provides day-to-day portfolio management services to the Fund. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey, 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes, with assets under management of approximately $106.5 billion in 58 mutual funds and other advisory accounts as of December 31, 2010.

The Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

The team is headed by Robert P. Fetch, Partner and Director. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett’s micro cap, small cap, small-mid cap and multi cap value investment strategies. Mr. Fetch has been a portfolio manager for the Fund since February 2009. Assisting Mr. Fetch is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007 and has been a portfolio manager of the Fund since June 2008. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Fund.

OppenheimerFunds, Inc.  OppenheimerFunds, Inc. (“Oppenheimer”) is sub-adviser to the Large Cap Value Fund. As sub-adviser, Oppenheimer provides day-to-day portfolio management services to the Fund. Oppenheimer is located at Two World Financial Center, 225 Liberty Street, New York, New York 10281. Oppenheimer is a registered investment adviser and is a fully owned subsidiary of Oppenheimer Acquisition Corp. (OAC). OAC is majority owned by Massachusetts Mutual Life Insurance Company (MML), which is in turn part of the MassMutual Financial Group. MML, one of the largest mutual life insurance companies in the United States, owns approximately 99% of the outstanding common stock of OAC, with the remainder owned by officers and directors of Oppenheimer and its subsidiaries. Oppenheimer and its controlled affiliates offer a broad range of products and services to individuals, corporations and institutions, including mutual funds, separately managed accounts, investment management for institutions, qualified retirement plans and subadvisory investment-management services.

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Mitch Williams, CFA, is primarily responsible for the day-to-day management of the Large Cap Value Fund’s investments. Mr. Williams has been a Vice President of Oppenheimer since July 2006 and was a Senior Research Analyst of Oppenheimer since April 2002.

Cohen & Steers Capital Management, Inc.  Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), a registered investment adviser, located at 280 Park Avenue, New York, New York 10017, is the sub-adviser to the Real Estate Securities Fund. As sub-adviser, Cohen & Steers provides day-to-day portfolio management services to the Fund. Cohen & Steers is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.” As of December 31, 2010, Cohen & Steers managed $34.5 billion in assets. Cohen & Steers was formed in 1986 and its current clients include pension plans of leading corporations, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds.

Cohen & Steers utilizes a team-based approach in managing the Fund. Martin Cohen, Robert H. Steers and Joseph M. Harvey are the leaders of this team. John Cheigh directs and supervises the execution of the Fund’s investment strategy.

Mr. Cohen is co-chairman and co-chief executive officer of Cohen & Steers and CNS, and vice president of Cohen & Steers Securities, LLC. Mr. Steers is co-chairman and co-chief executive officer of Cohen & Steers and CNS, and vice president of Cohen & Steers Securities, LLC. Mr. Harvey joined Cohen & Steers in 1992 and currently serves as president and chief investment officer of Cohen & Steers and president of CNS. Mr. Cheigh joined Cohen & Steers in 2005 and currently serves as a senior vice president of the Cohen & Steers and CNS. He joined Cohen & Steers in 2005. Prior to joining Cohen & Steers, Mr. Cheigh was a vice president and senior research analyst for Security Capital Group.

Wells Capital Management Incorporated.  Wells Capital Management Incorporated (“WellsCap”) is sub-adviser to the Large Core Growth Fund and SMID Cap Growth Fund. As sub-adviser, WellsCap provides day-to-day portfolio management services to the Funds. WellsCap is located at 525 Market Street, 10th Floor, San Francisco, California, 94105. WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, N.A., which in turn is wholly-owned by Wells Fargo & Company, a diversified financial services company. As of December 31, 2010, WellsCap and its affiliates had approximately $365.6 billion in assets under management.

WellsCap uses a team of investment managers and analysts acting together to manage the investments of the Large Core Growth Fund and the SMID Cap Growth Fund. Thomas Pence, CFA, heads the team and is primarily responsible for the day-to-day management of the Large Core Growth Fund and the SMID Cap Growth Fund. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at WellsCap. Mr. Pence founded the team in 1992 while employed with Conseco Capital Management.

Turner Investment Partners, Inc.  Turner Investment Partners, Inc. (“Turner”) is sub-adviser to the Mid Cap Growth Fund and Large Cap Growth Fund. As sub-adviser, Turner provides investment management services to the Funds. Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania, 19312. As of December 31, 2010, Turner had approximately $18 billion in assets under management.

Christopher McHugh is responsible for the day-to-day portfolio management of the Mid Cap Growth Fund. Mr. McHugh is the lead manager for the Fund. Mr. McHugh is Vice Chairman and Senior Portfolio Manager of Turner and co-founded Turner in 1990.

Robert Turner, CFA, is responsible for the day-to-day portfolio management of the Large Cap Growth Fund. Mr. Turner is the lead manager for the Fund. Mr. Turner is Chairman and Chief Investment Officer and co-founded Turner in 1990.

Neuberger Berman Management LLC.  Neuberger Berman Management LLC (“Neuberger Berman”) is sub-adviser to the Mid Cap Value Fund. As sub-adviser, Neuberger Berman provides investment management services to the

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Fund. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York, 10158. As of December 31, 2010, Neuberger Berman and its affiliates had approximately $190 billion in assets under management. Neuberger Berman is a wholly-owned subsidiary of Neuberger Berman Holdings LLC.

S. Basu Mullick is a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. Mr. Mullick has managed the Fund since 2005 and has been a portfolio manager at Neuberger Berman since 1998.

Allianz Global Investors Capital LLC.  Allianz Global Investors Capital LLC is sub-adviser to the Small Cap Growth Fund. As sub-adviser, Allianz Global Investors Capital LLC provides day-to-day portfolio management services to the Fund. Allianz Global Investors Capital LLC is a Delaware limited liability company and is a registered investment adviser under the Investment Advisers Act of 1940. Its principal place of business is 1345 Avenue of Americas, New York, NY 10105. Allianz Global Investors Capital LLC had assets under management of $49 billion as of December 31, 2010.

Mr. Corelli is portfolio manager for Allianz Global Investors Capital’s Small Cap Growth strategy, as well as for the Firm’s SMID Growth Focus strategy. He has been a member of the Small Cap Growth team since its inception in early 1999, and spent four years as a senior analyst on the team prior to becoming portfolio manager in early 2003. Prior to joining the firm, he spent six years at Bankers Trust working on the small and mid cap growth strategies. Mr. Corelli holds a BA from Bucknell University.

Goldman Sachs Asset Management, L.P.  Goldman Sachs Asset Management, L.P. (“GSAM”) is sub-adviser to the Small Cap Value Fund. As sub-adviser, GSAM provides day-to-day portfolio management services to the Fund. GSAM is located at 200 West Street, New York, New York 10282-2198 and was registered as an investment adviser in 1990. GSAM is a wholly-owned direct and indirect subsidiary of The Goldman Sachs Group, Inc. GSAM serves as investment manager for a wide range of clients including pension funds, foundations and insurance companies and individual investors. GSAM, along with units of the Investment Management Division of Goldman, Sachs & Co., managed approximately $717.1 billion in assets as of December 31, 2010. GSAM’s U.S. Value Team is responsible for the day-to-day management of the Fund.

GSAM’s portfolio managers, aided by research analysts, are organized by industry, focusing on a particular area of expertise. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry.

Co-lead Portfolio Managers, James (Chip) Otness, Robert Crystal and Sally Pope Davis oversee the portfolio construction monitoring and investment research for the small cap value strategy.

James (Chip) B. Otness, CFA, Managing Director, Portfolio Manager. Chip is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities and is a co-lead PM for the firm’s Small Cap Value portfolio. Chip brings to Goldman Sachs 41 years of fundamental-driven research and investment management experience, 29 years of that managing small cap funds. Chip started his career at JP Morgan where he spent 28 years. When he left JP Morgan he was Managing Director and ran the JP Morgan’s Small Cap Institutional group and was responsible for managing $3.6 billion in assets. Chip received a B.A. in Economics from Harvard University. Chip joined the Value Team in May of 2000.

Sally Pope Davis, Managing Director, Portfolio Manager. Sally is a portfolio manager for the US Value Equity Team, where she has broad research responsibilities and is co-lead PM for the firm’s Small Cap Value portfolio. Prior to joining Goldman Sachs Asset Management in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Before her experiences at Goldman Sachs, Sally spent two years as a Bank Analyst at Brown Brothers Harriman & Co. and six years at Chase Manhattan. Sally has 30 years of industry experience. She graduated Summa Cum Laude with a BS in Finance from the University of Connecticut and received her MBA from the University of Chicago Graduate School of Business.

PENN SERIES FUNDS, INC.

Robert Crystal, Vice President, Portfolio Manager. Robert is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities and is a co-lead PM for the firm’s Small Cap Value portfolio. Before joining Goldman Sachs Asset Management, Rob was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Rob has 14 years of industry experience. He received his BA from the University of Richmond and his MBA from Vanderbilt University. Rob joined the Value Team in March of 2006.

Kelly Flynn, Managing Director, Portfolio Manager. Kelly is a portfolio manager for the US Value Equity Team, where he has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 20 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Vontobel Asset Management, Inc.  Vontobel Asset Management, Inc. (“Vontobel”) is sub-adviser to the International Equity Fund. As sub-adviser, Vontobel provides day-to-day portfolio services to the Fund. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG, one of the largest private banks and brokerage firms in Switzerland. Its principal place of business is located at 540 Broadway, 38th Floor, New York, NY 10036. As of December 31, 2010, Vontobel managed assets of over $11.7 billion, a substantial part of which was invested outside of the United States. The Vontobel group of companies has investments in excess of $84 billion under management.

Rajiv Jain is responsible for the day-to-day investment management of the International Equity Fund. Mr. Jain is a Managing Director of Vontobel, having joined Vontobel in November of 1994 as an equity analyst and Associate Manager of Vontobel’s global equity portfolios.

Eaton Vance Management.  Eaton Vance Management (“Eaton Vance”) is sub-adviser to the Large Core Value Fund. As sub-adviser, Eaton Vance provides day-to-day portfolio services to the Fund. Its principal place of business is located at Two International Place, Boston, MA 02110. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a Maryland corporation and publicly-held holding company. As of December 31, 2010, Eaton Vance and its subsidiaries managed over $185 billion on behalf of mutual funds, institutional clients and individuals.

Michael R. Mach is a Vice President of Eaton Vance and leads the portfolio management team of Eaton Vance’s Large-Cap Value Equity strategy. Mr. Mach has been with Eaton Vance since 1999 and manages other Eaton Vance portfolios. The other members of the portfolio management team are Matthew F. Beaudry, John D. Crowley and Stephen J. Kaszynski (all since December 2009). Each is a Vice President of Eaton Vance. Mr. Beaudry has been managing other Eaton Vance portfolios since July 2006. Prior to joining Eaton Vance in July 2006, he was Senior Vice President and Senior Portfolio Manager at AllianceBernstein Investment Research and Management Company (May 2000 — June 2006). Mr. Crowley has been managing other Eaton Vance portfolios for more than five years. Mr. Kaszynski has been managing other Eaton Vance portfolios since September 2008. Prior to joining Eaton Vance in 2008, he was Managing Director and Head of U.S. Equities for Credit Suisse Asset Management, as well as the lead portfolio manager of a Credit Suisse fund (January 2004 — January 2007).

AllianceBernstein L.P.  AllianceBernstein L.P. (“AllianceBernstein”) is sub-adviser to the SMID Cap Value Fund. As sub-adviser, AllianceBernstein provides day-to-day portfolio services to the Fund. AllianceBernstein is a Delaware limited partnership of which AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is a general partner. AXA Financial is a wholly-owned subsidiary of AXA. AllianceBernstein’s principal place of business is located at 1345 Avenue of the Americas, New York, NY 10105. As of December 31, 2010, AllianceBernstein’s assets under management totaled $478 billion.

The SMID Cap Value Fund is managed by the Small/Mid Cap Value Senior Investment Management Team, which is comprised of James MacGregor, Andrew Weiner and Joseph Gerard Paul. Mr. MacGregor joined AllianceBernstein in 1998 and is currently the Chief Investment Officer — Small and Mid Cap Value Equities and Chief Investment

PENN SERIES FUNDS, INC.

Officer — Canadian Value. Mr. Weiner joined AllianceBernstein in 1997 and is currently Director of Research — Small and Mid Cap Value Equities. Mr. Paul joined AllianceBernstein in 1987 and is Co-Chief Investment Officer — US Large Cap Value Equities, Chief Investment Officer — North American Value Equities, and Global Head of Diversified Value Services.

Morgan Stanley Investment Management Inc.  Morgan Stanley Investment Management Inc. (“MSIM”) is sub-adviser to the Emerging Markets Equity Fund. As sub-adviser, MSIM provides day-to-day portfolio services to the Fund. MSIM is a wholly owned subsidiary Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. MSIM has engaged its affiliate, Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, #16-01 Capital Square, Singapore 049481, to provide certain sub-advisory services to the Fund. In addition, MSIM has engaged its affiliate, Morgan Stanley Investment Management Limited (“MSIM Limited”), located at 25 Cabot Square, Canary Wharf, London E14 4QA, England, to provide certain sub-advisory services to the Fund. MSIM, together with its affiliated asset management companies, had more than $272.2 billion in assets under management or supervision as of December 31, 2010. MSIM Company and MSIM Limited are each indirect wholly-owned subsidiaries of Morgan Stanley. MSIM’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

The Fund is managed within MSIM’s Emerging Markets Equity team. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, James Cheng, Paul Psaila, Eric Carlson and Ana Cristina Piedrahita. The Emerging Markets Equity Team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors.

Ruchir Sharma is a Managing Director of MSIM. Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sector. Mr. Sharma has been with MSIM in an investment management capacity since October 1996.

James Cheng, a Managing Director of MSIM Company, has been an investment management professional with MSIM Company since August 2006. Prior to joining MSIM Company, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited.

Paul Psaila, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1994. Eric Carlson, a Managing Director of MSIM Company, has been associated with MSIM Company in an investment management capacity since September 1997. Ana Cristina Piedrahita, an Executive Director of MSIM Limited, has been associated with MSIM Limited in an investment management capacity since January 2002.

SSgA Funds Management, Inc.  SSgA Funds Management, Inc. (“SSgA FM”) is sub-adviser to the Small Cap Index Fund, Developed International Index Fund and Index 500 Fund. As sub-adviser, SSgA FM provides day-to-day portfolio services to the Funds. Its principal place of business is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2010, SSgA FM had over $200.8 billion in assets under management. SSgA FM, State Street Bank and Trust Company (“State Street”) and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $2.01 trillion under management as of December 31, 2010, SSgA provides complete global investment management services from offices in North America, South American, Europe, Asia, Australia and the Middle East.

PENN SERIES FUNDS, INC.

SSgA FM uses a team of investment managers and analysts acting together to manage the investments of the Funds. Lynn Blake and John Tucker have joint and primary responsibility for the day-to-day management of the Funds. Ms. Blake is a Managing Director of SSgA FM. Mr. Tucker is a Managing Director of SSgA FM. Ms. Blake and Mr. Tucker have been with SSgA since 1987 and 1988, respectively.

Expenses and Limitations

The Funds bear all expenses of their operations other than those incurred by its investment adviser and sub-advisers under the investment advisory agreement and investment sub-advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. In particular, each Fund pays investment advisory fees, administrator’s fees, including shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses, and directors’ fees and expenses.

Acquired fund fees and expenses (AFFE) reflect the estimated amount of fees and expenses that were incurred indirectly by a Fund through its investments in other investment companies and, with respect to the Penn Series Lifestyle Funds, the underlying Penn Series Funds, during the most recent fiscal year. Actual AFFE indirectly borne by a Fund will vary each year with changes in the allocation of the Fund’s assets among the other investment companies and/or underlying Penn Series Funds and with other events that directly affect the operating expenses of the other investment companies and the underlying Penn Series Funds, such as changes to a fund’s management fees and/or expense limitations.

The investment adviser, certain investment sub-advisers and/or Penn Mutual have contractually agreed to waive fees or reimburse expenses to the extent a Fund’s total expense ratio (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with accounting principles generally accepted in the United States, and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the expense limitation for the Fund. Except for the Balanced Fund, these agreements are limited to a Fund’s direct operating expenses and, therefore, do not apply to acquired fund fees and expenses, which are indirect expenses incurred by a Fund through its investments in other investment companies, such as the underlying funds. The contractual expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.80%***	SMID Cap Growth	1.05%
Limited Maturity Bond	0.90%*	SMID Cap Value	1.14%
Quality Bond	0.90%	Small Cap Growth	1.15%
High Yield Bond	0.90%	Small Cap Value	1.15%
Flexibly Managed	1.00%	Small Cap Index	0.55%
Balanced	0.62%	Developed International Index	0.59%
Large Growth Stock	1.00%	International Equity	1.50%
Large Cap Growth	1.00%	Emerging Markets Equity****	1.85%
Large Core Growth	1.00%	Real Estate Securities	1.25%
Large Cap Value	1.00%	Aggressive Allocation	0.33%
Large Core Value	1.00%	Moderately Aggressive Allocation	0.33%
Index 500	0.40%**	Moderate Allocation	0.33%
Mid Cap Growth	1.00%	Moderately Conservative Allocation	0.33%
Mid Cap Value	1.00%	Conservative Allocation	0.33%
Mid Core Value	1.25%

*	Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Limited Maturity Bond Fund’s total expenses do not exceed 0.65%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

**	Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

PENN SERIES FUNDS, INC.

***	The Money Market Fund’s actual total operating expenses for the most recent year were less than the amount shown above because ICMI and Penn Mutual voluntarily waived and/or reimbursed expenses to the extent necessary to maintain the Fund’s net yield at a certain level as determined by Penn Mutual and ICMI. Penn Mutual and ICMI may recapture from the Fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recapture could negatively affect the Fund’s future yield. During the prior fiscal year, the Money Market Fund did not reimburse ICMI or Penn Mutual for previously waived or reimbursed fees and expenses.

****	With respect to the Emerging Markets Equity Fund, Penn Mutual and ICMI currently intend to voluntarily waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual fund operating expenses from exceeding 1.68% (exclusive of “Acquired Fund Fees and Expenses”). This voluntary waiver may be changed or eliminated at any time.

Under the expense limitation agreement among Penn Mutual, ICMI and the Company, on behalf of each Fund, Penn Mutual and/or ICMI will waive their fees or reimburse expenses for the entirety of any excess above a Fund’s expense limitations. Further, under the expense limitation agreement, to the extent Penn Mutual and/or ICMI does not have an obligation to waive their fees or reimburse expenses of a Fund (e.g., the Fund is operating at or below its expense limitation), the Fund will reimburse Penn Mutual and/or ICMI for amounts previously waived or reimbursed by Penn Mutual and/or ICMI, if any, during the Fund’s preceding three fiscal years. Penn Mutual and/or ICMI, however, shall not be entitled to any reimbursement that would cause the Fund to exceed its expense limitation.

For the year ended December 31, 2010, each of the following Funds paid ICMI a fee based on its average daily assets, at the following annual rate:

Fund	Fee	Fund	Fee
Money Market	0.18%	SMID Cap Growth	0.75%
Limited Maturity Bond	0.30%	SMID Cap Value	0.95%
Quality Bond	0.31%	Small Cap Growth	0.75%
High Yield Bond	0.50%	Small Cap Value	0.85%
Flexibly Managed	0.60%	Small Cap Index	0.30%
Large Growth Stock	0.63%	Developed International Index	0.30%
Large Cap Growth	0.55%	International Equity	0.85%
Large Core Growth	0.56%	Emerging Markets Equity	1.18%
Large Cap Value	0.60%	Real Estate Securities	0.70%
Large Core Value	0.46%	Aggressive Allocation	0.10%
Index 500	0.07%	Moderately Aggressive Allocation	0.10%
Mid Cap Growth	0.70%	Moderate Allocation	0.10%
Mid Cap Value	0.55%	Moderately Conservative Allocation	0.10%
Mid Core Value	0.72%	Conservative Allocation	0.10%

ICMI pays the sub-advisers out of the investment advisory fee it receives.

ICMI does not receive a fee for the services it performs for the Balanced Fund. However, ICMI is entitled to receive an annual management fee from each of the underlying funds for which the Balanced Fund invests.

Effective January 1, 2011, the investment management fee paid to ICMI with respect to the Large Core Growth Fund and the Large Core Value Fund was changed from 0.56% and 0.46% to 0.60% and 0.60%, respectively.

A discussion regarding the basis for the Board of Directors’ approval of the Funds’ investment advisory and sub-advisory agreements is available in the Funds’ June 30, 2010 Semi-Annual Report, which covers the period of January 1, 2010 to June 30, 2010.

ACCOUNT POLICIES

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”).

PENN SERIES FUNDS, INC.

The Funds offer their shares only to The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”), for separate accounts they establish to fund variable life insurance and variable annuity contracts. Penn Mutual or PIA purchases or redeems shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

The price per share will be the net asset value per share (“NAV”) next determined after receipt of the purchase order. NAV for one share is the value of that share’s portion of all of the assets in a Fund. Each Fund determines its NAV as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.

Frequent Trading Policies & Risks

The Funds presently are available only as investment options for certain variable annuity and variable life insurance contracts (collectively, the “variable contracts”) issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance & Annuity Company (collectively, the “Insurance Company”). The Funds are intended for long-term investment through these variable contracts, and not as short-term trading vehicles. Accordingly, contract owners that use market timing investment strategies or make frequent transfers should not choose the Funds as investment options under their variable contracts.

The trading activity of individual contract owners generally is not known to the Funds because, on a daily basis, the Insurance Company aggregates the orders of its contract owners and submits net purchase or redemption orders to each Fund. As a result, the Funds’ ability to monitor the purchase, redemption, and exchange transactions of contract owners is severely limited. Consequently, the Funds must rely on the Insurance Company, as the issuer and administrator of the variable contracts, to monitor contract owner transaction activity involving the Funds. Because the Funds are available only through variable contracts issued by the Insurance Company, and because the Funds rely on the Insurance Company to apply limitations on trading activity, the Company’s Board of Directors has not adopted separate policies and procedures for the Funds with respect to frequent trading. However, because the Insurance Company serves as an administrator to the Funds, the Board has reviewed and approved the Insurance Company’s policies and procedures regarding frequent trading by contract owners.

As required by its policies and procedures, the Insurance Company discourages frequent trading by monitoring contract owner trading activity and imposing transaction or order submission limitations on the variable contracts. The Company has entered into an agreement with the Insurance Company that requires the Insurance Company to provide the Company with certain contract owner transaction information to enable the Company to review the contract owner transaction activity involving the Funds. If excessive trading is identified, the Company will work with the Insurance Company to restrict trading by the contract owner and may require the Insurance Company to prohibit the contract owner from future purchases or exchanges into a Fund.

However, despite their efforts, there is no guarantee that the Company or Insurance Company will be able to identify individual contract owners who may be engaging in frequent trading in the Funds. As a result, the Company cannot assure that the Insurance Company and the Company will be able to prevent all instances of frequent trading of Fund shares. The Funds do, however, reserve the right to reject any purchase order at any time in their sole discretion.

If frequent trading does occur, it could adversely affect the Funds and their long-term shareholders. Frequent trading can reduce the long-term returns of a Fund by: increasing costs paid by the Fund (such as brokerage commissions); disrupting the Fund’s portfolio management strategies; and requiring the Fund to maintain higher cash balances to meet redemption requests. Frequent trading also can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

PENN SERIES FUNDS, INC.

With respect to a Fund that invests in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, frequent trading may have a greater potential to dilute the value of the Fund’s shares as compared to a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the prices of the Fund’s foreign securities do not reflect their fair value. The Company has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage. Like all mutual funds that invest in foreign securities, the International Equity, Large Growth Stock, Flexibly Managed, Large Cap Value, Small Cap Value, Large Core Growth, Large Core Value, SMID Cap Value, Developed International Index, Emerging Markets Equity and Real Estate Securities Funds may be susceptible to the risks described above because they may invest a portion of their assets in such securities.

In addition, a Fund that invests in small/mid cap securities or high yield debt securities (“junk bonds”), which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities. Like all mutual funds that invest in small/mid cap securities, the Small Cap Growth, Small Cap Value, SMID Cap Value, SMID Cap Growth, Small Cap Index, Mid Cap Growth, Mid Cap Value, Mid Core Value and Real Estate Securities Funds may be susceptible to the risks described above because they invest in such securities. The Limited Maturity Bond, Quality Bond, High Yield Bond and Large Core Value Funds invest in junk bonds and, therefore, they, like other mutual funds investing in such securities, also may be susceptible to the risks described above.

Please see the prospectuses of the relevant variable contracts for more information about the Insurance Company’s frequent trading policies and procedures.

How the Funds Calculate NAV

In calculating NAV, the Funds (except for the Money Market Fund) generally value their portfolio securities at their market prices. If market prices are not readily available or they are determined to be unreliable, the Funds may determine fair value prices using methods approved by the Board of Directors. The Funds’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Funds primarily value stocks of U.S. companies traded on U.S. exchanges at their market prices, there may be limited circumstances in which a Fund would price securities at fair value — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV. In valuing underlying fund investments, the Funds use the NAVs reported by the underlying funds.

With respect to any non-U.S. securities held by a Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

PENN SERIES FUNDS, INC.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

The Money Market Fund values its assets by the amortized cost method, which approximates market value.

Fund portfolio securities that are listed on foreign exchanges may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these Funds’ investments may change on days when you cannot purchase or sell Fund shares.

Portfolio Holdings Information

The Company makes available quarterly on Penn Mutual’s website — www.pennmutal.com — a Quarterly Investment Update (“Quarterly Update”), which includes certain portfolio holdings information for each Fund. The Quarterly Update can be found by clicking on the “Investment Tracker” link on Penn Mutual’s website and then the “Investment Options” link. The Quarterly Update includes each Fund’s top ten holdings and, as applicable, information regarding a Fund’s asset and sector allocation, property types, and/or bond quality. The Quarterly Update is made available five weeks after the end of each quarter and is publicly available to all persons. The Quarterly Update generally remains accessible at least until the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current (expected to be at least three months). A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information.

Dividends and Distributions

The Funds distribute their net investment income annually as dividends and make distributions of net realized capital gains, if any, at least annually except for distributions from the Money Market Fund which will be made monthly.

Taxes

Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. The Funds expect all net investment income and net realized capital gains of the Funds to be distributed at least annually and that the Funds will not pay federal income taxes. The Funds may utilize consent dividends to satisfy their distribution obligations. The Funds do not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Funds and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the variable annuity or variable life insurance contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state, local and foreign income tax consequences applicable to your investment. More information about taxes is in the Statement of Additional Information.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Funds’ financial performance for the past five years, or, if shorter, the period of a Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided has been derived from the Funds’ financial statements, which have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm. The KPMG report, along with each Fund’s financial statements and related notes thereto, for each such period appear in the Funds’ Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010[1]		2009[1]		2008[1]	2007	2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)	—	(a)	—	(a)	0.03	0.05	0.05
Net realized and unrealized gain (loss) on investment transactions	—		—		—	—	—

Total from investment operations	—		—		0.03	0.05	0.05

Less distributions:
Net investment income	—	(a)	—	(a)	(0.03)	(0.05)	(0.05)

Total distributions	—		—		(0.03)	—	—

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return[2,3]	0.01%		0.44%		2.68%	4.98%	4.66%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$139,988		$168,500		$213,973	$96,017	$76,350

Ratio of net expenses to average net assets	0.33%		0.43%		0.46%	0.49%	0.50%

Ratio of total expenses to average net assets	0.47%		0.48%		0.46%	0.49%	0.50%

Ratio of net investment income (loss) to average net assets	0.01%		0.47%		2.57%	4.88%	4.57%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]

The Fund’s total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LIMITED MATURITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010[1]	2009[1]	2008[1]	2007	2006
Net asset value, beginning of period	$10.76	$10.57	$10.41	$10.28	$10.25

Income from investment operations:
Net investment income (loss)	0.17	0.23	0.34	0.41	0.45
Net realized and unrealized gain (loss) on investment transactions	0.24	(0.04)	0.18	0.13	0.01

Total from investment operations	0.41	0.19	0.52	0.54	0.46

Less distributions:
Net investment income	—	—	(0.36)	(0.41)	(0.43)

Total distributions	—	—	(0.36)	(0.41)	(0.43)

Net asset value, end of period	$11.17	$10.76	$10.57	$10.41	$10.28

Total return[2]	3.71%	1.89%	5.03%	5.22%	4.49%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$152,447	$111,501	$75,660	$57,523	$42,867

Ratio of total expenses to average net assets	0.58%	0.60%	0.60%	0.60%	0.62%

Ratio of net investment income (loss) to average net assets	1.56%	2.20%	3.24%	4.55%	3.91%

Portfolio turnover rate	38%	64%	106%	39%	78%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010[1]	2009[1]	2008[1]	2007	2006
Net asset value, beginning of period	$10.90	$10.36	$10.50	$10.31	$10.18

Income from investment operations:
Net investment income (loss)	0.28	0.36	0.47	0.47	0.46
Net realized and unrealized gain (loss) on investment transactions	0.38	0.26	0.07	0.18	0.08

Total from investment operations	0.66	0.62	0.54	0.65	0.54

Less distributions:
Net investment income	—	— (a)	(0.50)	(0.46)	(0.41)
Net realized gains	—	(0.08)	(0.18)	—	—

Total distributions	—	(0.08)	(0.68)	(0.46)	(0.41)

Net asset value, end of period	$11.56	$10.90	$10.36	$10.50	$10.31

Total return[2]	6.06%	6.02%	5.10%	6.33%	5.25%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$418,957	$327,724	$221,730	$183,611	$160,670

Ratio of total expenses to average net assets	0.58%	0.61%	0.60%	0.59%	0.61%

Ratio of net investment income (loss) to average net assets	2.48%	3.38%	4.44%	4.71%	4.43%

Portfolio turnover rate	69%	87%	273%	55%	139%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

HIGH YIELD BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010[1]	2009[1]	2008[1]	2007	2006
Net asset value, beginning of period	$7.41	$5.05	$7.58	$7.88	$7.59

Income (loss) from investment operations:
Net investment income (loss)	0.61	0.56	0.58	0.58	0.55
Net realized and unrealized gain (loss) on investment transactions	0.44	1.80	(2.40)	(0.30)	0.20

Total from investment operations	1.05	2.36	(1.82)	0.28	0.75

Less distributions:
Net investment income	—	—	(0.71)	(0.58)	(0.46)

Total distributions	—	—	(0.71)	—	—

Net asset value, end of period	$8.46	$7.41	$5.05	$7.58	$7.88

Total return[2]	14.17%	46.44%	(23.98% )	3.57%	9.97%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$131,682	$103,574	$57,995	$86,451	$88,203

Ratio of total expenses to average net assets	0.85%	0.87%	0.86%	0.84%	0.85%

Ratio of net investment income (loss) to average net assets	7.73%	8.97%	8.29%	6.97%	6.91%

Portfolio turnover rate	61%	59%	53%	67%	65%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010[1]	2009[1]		2008[1]	2007	2006
Net asset value, beginning of period	$21.69	$16.33		$23.72	$25.12	$25.59

Income (loss) from investment operations:
Net investment income (loss)	0.35	0.41		0.46	0.59	0.54
Net realized and unrealized gain (loss) on investment transactions	2.67	4.95		(6.99)	0.52	3.33

Total from investment operations	3.02	5.36		(6.53)	1.11	3.87

Less distributions:
Net investment income	—	—	(a)	(0.59)	(0.58)	(0.44)
Net realized gains	—	—		(0.27)	(1.93)	(3.90)

Total distributions	—	—		(0.86)	(2.51)	(4.34)

Net asset value, end of period	$24.71	$21.69		$16.33	$23.72	$25.12

Total return[2]	13.92%	32.92%		(27.83% )	4.47%	15.37%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,583,104	$1,286,902		$948,507	$1,440,753	$1,330,977

Ratio of net expenses to average net assets	0.85%	0.85%		0.85%	0.83%	0.83%

Ratio of total expenses to average net assets	0.85%	0.85%		0.85%	0.83%	0.84%

Ratio of net investment income (loss) to average net assets	1.55%	2.22%		2.15%	2.34%	2.16%

Portfolio turnover rate	67%	89%		103%	61%	57%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

BALANCED FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008[1]
	2010[1]		2009[1]
Net asset value, beginning of period	$9.67		$8.19		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.01)		0.28
Capital gain distributions received from affiliated funds	—		0.03		0.05
Net realized and unrealized gain (loss) on investment transactions	1.15		1.46		(1.81)

Total from investment operations	1.13		1.48		(1.48)

Less distributions:
Net investment income	—		—		(0.33)

Total distributions	—		—		(0.33)

Net asset value, end of period	$10.80		$9.67		$8.19

Total return[2]	11.69%		18.07%		(14.74%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$64,311		$60,114		$56,422

Ratio of net expenses to average net assets[3]	0.18%		0.17%		0.22%	*

Ratio of total expenses to average net assets[3]	0.24%		0.24%		0.26%	*

Ratio of net investment income (loss) to average net assets	(0.18%	)	(0.17%	)	9.09%	*

Portfolio turnover rate	18%		19%		23%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010[1]		2009[1]		2008[1]	2007	2006
Net asset value, beginning of period	$13.22		$9.25		$15.96	$14.68	$13.02

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		—	(a)	0.03	0.06	0.05
Net realized and unrealized gain (loss) on investment transactions	2.24		3.97		(6.71)	1.28	1.64

Total from investment operations	2.22		3.97		(6.68)	1.34	1.69

Less distributions:
Net investment income	—		—	(a)	(0.03)	(0.06)	(0.03)

Total distributions	—		—		(0.03)	(0.06)	(0.03)

Net asset value, end of period	$15.44		$13.22		$9.25	$15.96	$14.68

Total return[2]	16.79%		42.93%		(41.87% )	9.16%	13.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$174,372		$143,167		$89,852	$152,939	$132,371

Ratio of net expenses to average net assets	0.94%		0.97%		0.98%	0.94%	0.96%

Ratio of total expenses to average net assets	0.94%		0.97%		0.98%	0.94%	0.97%

Ratio of net investment income (loss) to average net assets	(0.18%	)	0.02%		0.24%	0.37%	0.40%

Portfolio turnover rate	43%		58%		54%	55%	43%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions and net investment income were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010[1]		2009[1]	2008	2007	2006
Net asset value, beginning of period	$8.28		$6.02	$10.98	$11.05	$10.79

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.02	0.02	0.06	0.04
Net realized and unrealized gain (loss) on investment transactions	1.04		2.24	(4.79)	0.45	0.36

Total from investment operations	1.03		2.26	(4.77)	0.51	0.40

Less distributions:
Net investment income	—		—	(0.03)	(0.06)	(0.03)
Net realized gains	—		—	(0.16)	(0.52)	(0.11)

Total distributions	—		—	(0.19)	(0.58)	(0.14)

Net asset value, end of period	$9.31		$8.28	$6.02	$10.98	$11.05

Total return[2]	12.44%		37.54%	(43.82% )	4.71%	3.70%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$33,542		$27,870	$17,537	$29,551	$29,982

Ratio of net expenses to average net assets	1.00%		1.00%	0.96%	0.83%	0.86%

Ratio of total expenses to average net assets	1.00%		1.12%	0.96%	0.87%	0.88%

Ratio of net investment income (loss) to average net assets	(0.10%	)	0.22%	0.19%	0.53%	0.35%

Portfolio turnover rate	176%		121%	287%	55%	38%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008[1]
	2010[1]		2009[1]
Net asset value, beginning of period	$8.34		$6.14		$10.00

Income (loss) from investment operations:
Net investment income (loss)	—		0.03		0.02
Net realized and unrealized gain (loss) on investment transactions	1.44		2.17		(3.87)

Total from investment operations	1.44		2.20		(3.85)

Less distributions:
Net investment income	—		—	(a)	(0.01)

Total distributions	—		—		(0.01)

Net asset value, end of period	$9.78		$8.34		$6.14

Total return[2]	17.27%		35.89%		(38.45%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$123,153		$126,510		$100,096

Ratio of net expenses to average net assets	0.71%		0.64%		0.64%	*

Ratio of total expenses to average net assets	0.85%		0.86%		0.90%	*

Ratio of net investment income (loss) to average net assets	(0.01%	)	0.50%		0.69%	*

Portfolio turnover rate	115%		155%		55%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010[1]	2009[1]	2008	2007	2006
Net asset value, beginning of period	$12.60	$9.43	$17.65	$19.60	$17.56

Income (loss) from investment operations:
Net investment income (loss)	0.11	0.16	0.20	0.26	0.27
Net realized and unrealized gain (loss) on investment transactions	1.76	3.01	(8.05)	0.45	2.93

Total from investment operations	1.87	3.17	(7.85)	0.71	3.20

Less distributions:
Net investment income	—	—	(0.25)	(0.29)	(0.21)
Net realized gains	—	—	(0.12)	(2.37)	(0.95)

Total distributions	—	—	(0.37)	(2.66)	(1.16)

Net asset value, end of period	$14.47	$12.60	$9.43	$17.65	$19.60

Total return[2]	14.84%	33.62%	(44.62% )	3.73%	18.27%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$167,918	$143,038	$106,616	$219,951	$234,269

Ratio of net expenses to average net assets	0.89%	0.90%	0.90%	0.86%	0.87%

Ratio of total expenses to average net assets	0.89%	0.90%	0.90%	0.87%	0.88%

Ratio of net investment income (loss) to average net assets	0.86%	1.53%	1.42%	1.25%	1.37%

Portfolio turnover rate	112%	120%	228%	92%	45%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,		For the period August 25, 2008 through December 31, 2008[1]
	2010[1]	2009[1]
Net asset value, beginning of period	$8.43	$7.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	0.76	1.07	(2.78)

Total from investment operations	0.88	1.21	(2.71)

Less distributions:
Net investment income	—	—	(0.07)

Total distributions	—	—	(0.07)

Net asset value, end of period	$9.31	$8.43	$7.22

Total return[2]	10.44%	16.76%	(27.05%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$158.985	$149,973	$114,167

Ratio of net expenses to average net assets	0.61%	0.54%	0.54%	*

Ratio of total expenses to average net assets	0.75%	0.75%	0.79%	*

Ratio of net investment income (loss) to average net assets	1.46%	1.94%	2.40%	*

Portfolio turnover rate	35%	62%	31%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

INDEX 500 FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010[1]	2009[1]	2008	2007	2006
Net asset value, beginning of period	$7.92	$6.28	$10.11	$9.78	$8.58

Income (loss) from investment operations:
Net investment income (loss)	0.14	0.13	0.17	0.17	0.15
Net realized and unrealized gain (loss) on investment transactions	1.03	1.51	(3.82)	0.33	1.17

Total from investment operations	1.17	1.64	(3.65)	0.50	1.32

Less distributions:
Net investment income	—	—	(0.18)	(0.17)	(0.12)

Total distributions	—	—	(0.18)	(0.17)	(0.12)

Net asset value, end of period	$9.09	$7.92	$6.28	$10.11	$9.78

Total return[2]	14.77%	26.11%	(36.08% )	5.09%	15.37%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$263,724	$249,284	$195,078	$254,462	$250,174

Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.36%	0.37%	0.37%	0.35%	0.37%

Ratio of net investment income (loss) to average net assets	1.68%	1.97%	2.02%	1.64%	1.61%

Portfolio turnover rate	5%	6%	6%	4%	6%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010[1]		2009[1]		2008[1]	2007		2006
Net asset value, beginning of period	$8.01		$5.42		$10.60	$8.47		$7.93

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.01)		(0.02)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	2.16		2.60		(5.16)	2.17		0.55

Total from investment operations	2.15		2.59		(5.18)	2.13		0.54

Net asset value, end of period	$10.16		$8.01		$5.42	$10.60		$8.47

Total return[2]	26.84%		47.79%		(48.87% )	25.15%		6.81%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$107,064		$82,895		$57,747	$112,637		$85,414

Ratio of net expenses to average net assets	1.00%		1.00%		1.00%	0.97%		0.96%

Ratio of total expenses to average net assets	1.00%		1.01%		1.02%	1.00%		1.02%

Ratio of net investment income (loss) to average net assets	(0.14%	)	(0.22%	)	(0.20% )	(0.46%	)	(0.09%	)

Portfolio turnover rate	106%		102%		162%	137%		153%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010[1]	2009[1]	2008[1]	2007	2006
Net asset value, beginning of period	$10.01	$6.81	$13.12	$13.59	$12.97

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.05	0.10	0.11	0.11
Net realized and unrealized gain (loss) on investment transactions	2.50	3.15	(6.31)	0.38	1.36

Total from investment operations	2.58	3.20	(6.21)	0.49	1.47

Less distributions:
Net investment income	—	—	(0.10)	(0.13)	(0.09)
Return of capital	—	—	—	(0.03)	—
Net realized gains	—	—	—	(0.80)	(0.76)

Total distributions	—	—	(0.10)	(0.96)	(0.85)

Net asset value, end of period	$12.59	$10.01	$6.81	$13.12	$13.59

Total return[2]	25.77%	46.99%	(47.26% )	3.77%	11.41%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$119,231	$92,662	$60,507	$125,718	$125,362

Ratio of net expenses to average net assets	0.84%	0.85%	0.86%	0.79%	0.81%

Ratio of total expenses to average net assets	0.84%	0.85%	0.86%	0.83%	0.84%

Ratio of net investment income (loss) to average net assets	0.71%	0.69%	0.89%	0.73%	0.82%

Portfolio turnover rate	37%	43%	58%	73%	62%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010[1]	2009[1]	2008[1]	2007	2006
Net asset value, beginning of period	$8.57	$6.80	$11.78	$13.23	$13.15

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	0.14	0.07	0.08
Net realized and unrealized gain (loss) on investment transactions	2.13	1.74	(4.66)	0.03	1.48

Total from investment operations	2.18	1.77	(4.52)	0.10	1.56

Less distributions:
Net investment income	—	—	(0.16)	(0.07)	(0.06)
Net realized gains	—	—	(0.30)	(1.48)	(1.42)

Total distributions	—	—	(0.46)	(1.55)	(1.48)

Net asset value, end of period	$10.75	$8.57	$6.80	$11.78	$13.23

Total return[2]	25.44%	26.03%	(38.89% )	0.85%	12.23%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$52,723	$40,508	$29,895	$48,465	$43,616

Ratio of net expenses to average net assets	1.11%	1.20%	1.08%	1.04%	1.06%

Ratio of total expenses to average net assets	1.11%	1.20%	1.08%	1.05%	1.07%

Ratio of net investment income (loss) to average net assets	0.49%	0.43%	1.49%	0.57%	0.56%

Portfolio turnover rate	75%	116%	39%	40%	28%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008[1]
	2010[1]		2009[1]
Net asset value, beginning of period	$10.01		$6.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	2.54		3.54		(3.48)

Total from investment operations	2.50		3.50		(3.49)

Net asset value, end of period	$12.51		$10.01		$6.51

Total return[2]	24.85%		54.15%		(35.00%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$25,263		$21,806		$4,250

Ratio of net expenses to average net assets	1.05%		1.05%		1.05%	*

Ratio of total expenses to average net assets	1.23%		1.41%		1.69%	*

Ratio of net investment income (loss) to average net assets	(0.36%	)	(0.43%	)	(0.36%	)*

Portfolio turnover rate	95%		65%		21%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,		For the period August 25, 2008 through December 31, 2008[1]
	2010[1]	2009[1]
Net asset value, beginning of period	$9.90	$6.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investment transactions	2.64	3.08	(3.21)

Total from investment operations	2.66	3.10	(3.17)

Less distributions:
Net investment income	—	—	(0.03)

Total distributions	—	—	(0.03)

Net asset value, end of period	$12.56	$9.90	$6.80

Total return[1]	26.87%	45.59%	(31.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$26,766	$21,142	$4,752

Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	*

Ratio of total expenses to average net assets	1.36%	1.52%	1.83%	*

Ratio of net investment income (loss) to average net assets	0.22%	0.30%	1.37%	*

Portfolio turnover rate	81%	49%	14%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010[1]		2009[1]		2008[1]	2007		2006
Net asset value, beginning of period	$17.15		$10.81		$21.64	$20.09		$20.34

Income (loss) from investment operations:
Net investment income (loss)	(0.08)		(0.09)		(0.09)	(0.11)		(0.06)
Net realized and unrealized gain (loss) on investment transactions	3.36		6.43		(10.74)	1.66		(0.19)

Total from investment operations	3.28		6.34		(10.83)	1.55		(0.25)

Net asset value, end of period	$20.43		$17.15		$10.81	$21.64		$20.09

Total return[2]	19.13%		58.65%		(50.05% )	7.72%		(1.23% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$88,184		$76,180		$48,008	$99,593		$106,380

Ratio of total expenses to average net assets	1.08%		1.11%		1.07%	1.02%		1.02%

Ratio of net investment income (loss) to average net assets	(0.45%	)	(0.67%	)	(0.59% )	(0.50%	)	(0.27% )

Portfolio turnover rate	125%		163%		190%	107%		126%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010[1]	2009[1]	2008[1]	2007	2006
Net asset value, beginning of period	$12.68	$9.99	$14.07	$17.70	$16.37

Income (loss) from investment operations:
Net investment income (loss)	0.11	0.09	0.09	0.12	0.05
Net realized and unrealized gain (loss) on investment transactions	3.28	2.60	(3.88)	(1.03)	2.77

Total from investment operations	3.39	2.69	(3.79)	(0.91)	2.82

Less distributions:
Net investment income	—	—	(0.11)	(0.12)	(0.05)
Net realized gains	—	—	(0.18)	(2.60)	(1.44)

Total distributions	—	—	(0.29)	(2.72)	(1.49)

Net asset value, end of period	$16.07	$12.68	$9.99	$14.07	$17.70

Total return[2]	26.74%	26.93%	(27.15% )	(5.30% )	17.43%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$163,354	$132,952	$109,336	$170,004	$182,142

Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.14%	1.14%

Ratio of total expenses to average net assets	1.15%	1.17%	1.15%	1.14%	1.14%

Ratio of net investment income (loss) to average net assets	0.80%	0.86%	0.66%	0.64%	0.28%

Portfolio turnover rate	49%	60%	66%	67%	59%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,		For the period August 25, 2008 through December 31, 2008[1]
	2010[1]	2009[1]
Net asset value, beginning of period	$8.78	$6.96	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	2.22	1.75	(3.04)

Total from investment operations	2.30	1.82	(3.00)

Less distributions:
Net investment income	—	—	(0.04)

Total distributions	—	—	(0.04)

Net asset value, end of period	$11.08	$8.78	$6.96

Total return[2]	26.20%	26.15%	(29.96%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$23,950	$21,431	$8,208

Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	*

Ratio of total expenses to average net assets	1.30%	2.01%	2.09%	*

Ratio of net investment income (loss) to average net assets	0.89%	0.94%	1.59%	*

Portfolio turnover rate	56%	22%	3%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008[1]
	2010[1]	2009[1]
Net asset value, beginning of period	$9.15	$7.12		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.18		0.05
Net realized and unrealized gain (loss) on investment transactions	0.48	1.85		(2.90)

Total from investment operations	0.68	2.03		(2.85)

Less distributions:
Net investment income	—	—	(a)	(0.03)

Total distributions	—	—		(0.03)

Net asset value, end of period	$9.83	$9.15		$7.12

Total return[2]	7.43%	28.52%		(28.50%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$55,800	$38,491		$12,201

Ratio of net expenses to average net assets	0.59%	0.59%		0.59%	*

Ratio of total expenses to average net assets	1.21%	2.15%		4.65%	*

Ratio of net investment income (loss) to average net assets	2.27%	2.27%		2.06%	*

Portfolio turnover rate	6%	1%		—	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010[1]	2009[1]	2008[1]	2007	2006
Net asset value, beginning of period	$15.80	$13.12	$24.09	$24.27	$20.91

Income (loss) from investment operations:
Net investment income (loss)	0.29	0.26	0.25	0.31	0.28
Net realized and unrealized gain (loss) on investment transactions	1.46	2.58	(10.01)	4.33	5.98

Total from investment operations	1.75	2.84	(9.76)	4.64	6.26

Less distributions:
Net investment income	—	(0.16)	(0.43)	(0.15)	(0.38)
Net realized gains	—	—	(0.78)	(4.67)	(2.52)

Total distributions	—	(0.16)	(1.21)	(4.82)	(2.90)

Net asset value, end of period	$17.55	$15.80	$13.12	$24.09	$24.27

Total return[2]	11.08%	21.74%	(41.28% )	20.05%	30.34%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$320,108	$270,907	$213,117	$381,328	$294,499

Ratio of net expenses to average net assets	1.24%	1.27%	1.27%	1.16%	1.19%

Ratio of total expenses to average net assets	1.24%	1.27%	1.27%	1.18%	1.20%

Ratio of net investment income (loss) to average net assets	1.77%	1.89%	1.33%	1.14%	1.10%

Portfolio turnover rate	34%	48%	108%	95%	52%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008[1]
	2010[1]	2009[1]
Net asset value, beginning of period	$9.92	$5.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.03		—
Net realized and unrealized gain (loss) on investment transactions	1.88	3.90		(3.99)

Total from investment operations	1.90	3.93		(3.99)

Less distributions:
Net investment income	—	—	(a)	(0.02)

Total distributions	—	—		(0.02)

Net asset value, end of period	$11.82	$9.92		$5.99

Total return[2]	19.15%	65.64%		(39.86%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$141,853	$102,834		$52,204

Ratio of net expenses to average net assets	1.62%	1.58%		1.58%	*

Ratio of total expenses to average net assets	2.07%	2.20%		1.83%	*

Ratio of net investment income (loss) to average net assets	0.21%	0.37%		0.04%	*

Portfolio turnover rate	62%	70%		37%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

REIT FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010[1]	2009[1]	2008[1]	2007	2006
Net asset value, beginning of period	$8.63	$6.82	$12.00	$18.10	$14.92

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.19	0.25	0.30	0.24
Net realized and unrealized gain (loss) on investment transactions	2.05	1.62	(5.02)	(3.49)	4.57

Total from investment operations	2.17	1.81	(4.77)	(3.19)	4.81

Less distributions:
Net investment income	—	—	(0.25)	(0.33)	(0.19)
Return of capital	—	—	(0.16)	(0.16)	—
Net realized gains	—	—	—	(2.42)	(1.44)

Total distributions	—	—	(0.41)	(2.91)	(1.63)

Net asset value, end of period	$10.80	$8.63	$6.82	$12.00	$18.10

Total return[2]	25.14%	26.54%	(39.38% )	(17.87% )	32.41%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$68,420	$50,107	$33,240	$53,684	$71,790

Ratio of total expenses to average net assets	1.01%	1.03%	1.02%	0.99%	1.00%

Ratio of net investment income (loss) to average net assets	1.26%	2.93%	2.30%	1.37%	1.56%

Portfolio turnover rate	180%	163%	86%	85%	53%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008[1]
	2010[1]		2009[1]
Net asset value, beginning of period	$8.96		$6.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.01)		0.24
Capital gain distributions received from affiliated funds	—		—		0.03
Net realized and unrealized gain (loss) on investment transactions	1.46		2.02		(3.21)

Total from investment operations	1.43		2.01		(2.94)

Less distributions:
Net investment income	—		—		(0.10)
Net realized gains	—		—	(a)	(0.01)

Total distributions	—		—		(0.11)

Net asset value, end of period	$10.39		$8.96		$6.95

Total return[2]	15.96%		28.94%		(29.39%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$24,256		$13,875		$1,509

Ratio of net expenses to average net assets[3]	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets[3]	0.40%		0.48%		2.97%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.16%	)	9.66%	*

Portfolio turnover rate	28%		39%		21%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATELY AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008[1]
	2010[1]		2009[1]
Net asset value, beginning of period	$9.72		$7.64		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.02)		0.39
Capital gain distributions received from affiliated funds	—		0.01		0.05
Net realized and unrealized gain (loss) on investment transactions	1.44		2.09		(2.65)

Total from investment operations	1.41		2.08		(2.21)

Less distributions:
Net investment income	—		—		(0.15)
Net realized gains	—		—	(a)	—	(a)

Total distributions	—		—		(0.15)

Net asset value, end of period	$11.13		$9.72		$7.64

Total return[2]	14.51%		27.25%		(22.06%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$119,284		$61,800		$11,656

Ratio of net expenses to average net assets[3]	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets[3]	0.33%		0.34%		0.70%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.18%	)	14.72%	*

Portfolio turnover rate	26%		49%		21%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008[1]
	2010[1]		2009[1]
Net asset value, beginning of period	$9.56		$7.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.02)		0.40
Capital gain distributions received from affiliated funds	—		0.01		0.06
Net realized and unrealized gain (loss) on investment transactions	1.20		1.64		(2.34)

Total from investment operations	1.17		1.63		(1.88)

Less distributions:
Net investment income	—		—		(0.19)
Net realized gains	—		—	(a)	—	(a)

Total distributions	—		—		(0.19)

Net asset value, end of period	$10.73		$9.56		$7.93

Total return[2]	12.24%		20.58%		(18.77%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$199,732		$100,677		$13,244

Ratio of net expenses to average net assets[3]	0.32%		0.33%		0.33%	*

Ratio of total expenses to average net assets[3]	0.32%		0.33%		0.59%	*

Ratio of net investment income (loss) to average net assets	(0.32%	)	(0.20%	)	14.00%	*

Portfolio turnover rate	22%		30%		23%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATELY CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008[1]
	2010[1]		2009[1]
Net asset value, beginning of period	$9.75		$8.40		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.02)		0.34
Capital gain distributions received from affiliated funds	—		0.02		0.06
Net realized and unrealized gain (loss) on investment transactions	0.95		1.35		(1.74)

Total from investment operations	0.92		1.35		(1.34)

Less distributions:
Net investment income	—		—	(a)	(0.24)
Net realized gains	—		—		(0.02)

Total distributions	—		—		(0.26)

Net asset value, end of period	$10.67		$9.75		$8.40

Total return[2]	9.32%		16.19%		(13.48%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$72,839		$45,014		$8,313

Ratio of net expenses to average net assets[3]	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets[3]	0.34%		0.36%		0.61%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.22%	)	11.40%	*

Portfolio turnover rate	35%		46%		38%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008[1]
	2010[1]		2009[1]
Net asset value, beginning of period	$10.01		$9.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.02)	0.43
Capital gain distributions received from affiliated funds	—		0.02	0.07
Net realized and unrealized gain (loss) on investment transactions	0.73		0.97	(1.17)

Total from investment operations	0.70		0.97	(0.67)

Less distributions:
Net investment income	—		— (a)	(0.28)
Net realized gains	—		(0.01)	—

Total distributions	—		(0.01)	(0.28)

Net asset value, end of period	$10.71		$10.01	$9.05

Total return[2]	6.89%		10.80%	(6.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$45,528		$31,405	$8,139

Ratio of net expenses to average net assets[3]	0.33%		0.33%	0.33%	*

Ratio of total expenses to average net assets[3]	0.35%		0.38%	0.63%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.21% )	13.26%	*

Portfolio turnover rate	46%		73%	27%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

Statement of Additional Information

In addition to this Prospectus, Penn Series has a Statement of Additional Information (“SAI”), dated May 1, 2011, which contains additional, more detailed information about the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

Penn Series publishes annual and semi-annual reports containing additional information about each Fund’s investments. In Penn Series’ shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Fund’s performance during that period.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at 1-800-523-0650 or by visiting Penn Mutual’s website at www.pennmutual.com.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090); (2) on-line: you may retrieve information from the Commission’s web site at “http://www.sec.gov”; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policy and Proxy Voting Records

You may obtain a description of the Company’s Proxy Voting Policies and Procedures and a description of the Proxy Voting Policies and Procedures of the investment adviser and each sub-adviser to the Company, free of charge, by calling 1-800-523-0650, or by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab.

You may obtain the voting record of each Fund for the most recent twelve-month period ended June 30, free of charge, by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com and following the instructions noted above. The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by the Company with the SEC on Form N-PX. The voting record will also be available on the website of the U. S. Securities and Exchange Commission at www.sec.gov.

Penn Series Funds, Inc.’s Investment Company Act registration number is 811-03459.

PennMutual

The Penn Mutual Life Insurance Company
Philadelphia, PA 19172

PM1543 05/11

STATEMENT OF ADDITIONAL INFORMATION

PENN SERIES FUNDS, INC.

600 Dresher Road

Horsham, Pennsylvania 19044

Penn Series Funds, Inc. (“Penn Series” or the “Company”) is a no-load mutual fund with twenty-nine separate investment portfolios (the “Funds”).

MONEY MARKET FUND

LIMITED MATURITY BOND FUND

QUALITY BOND FUND

HIGH YIELD BOND FUND

FLEXIBLY MANAGED FUND

BALANCED FUND

LARGE GROWTH STOCK FUND

LARGE CAP GROWTH FUND

LARGE CORE GROWTH FUND

LARGE CAP VALUE FUND

LARGE CORE VALUE FUND

INDEX 500 FUND

MID CAP GROWTH FUND

MID CAP VALUE FUND

MID CORE VALUE FUND

SMID CAP GROWTH FUND

SMID CAP VALUE FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

SMALL CAP INDEX FUND

DEVELOPED INTERNATIONAL INDEX FUND

INTERNATIONAL EQUITY FUND

EMERGING MARKETS EQUITY FUND

REAL ESTATE SECURITIES FUND (formerly named REIT Fund)

AGGRESSIVE ALLOCATION FUND

MODERATELY AGGRESSIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

MODERATELY CONSERVATIVE ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Penn Series Prospectus dated May 1, 2011. A copy of the Prospectus is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group - H3F, Philadelphia, PA, 19172. Or, you may call, toll free, 1-800-523-0650.

The date of this Statement of Additional Information is May 1, 2011.

1

2

Legal Matters	112
Portfolio Holdings Information	112
Ratings of Commercial Paper	113
Ratings of Corporate Debt Securities	114
Financial Statements of Penn Series	116
Appendix A	A-1

3

PENN SERIES

Penn Series is an open-end management investment company that offers shares of diversified portfolios (each, a “Fund,” and collectively, the “Funds”) for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”). Shares of each Fund will be purchased by Penn Mutual and PIA for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans. Penn Series was established as a Maryland corporation pursuant to Articles of Incorporation dated April 21, 1982.

INVESTMENT OBJECTIVES

The investment objectives of the Funds are as follows. There can be no assurance that these objectives will be achieved. Each Fund’s investment objective may be changed by the Penn Series Board of Directors without the approval of shareholders.

Money Market Fund	Preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith
Limited Maturity Bond Fund	Highest available current income consistent with liquidity and low risk to principal; total return is secondary
Quality Bond Fund	Highest income over the long term consistent with the preservation of principal
High Yield Bond Fund	High current income
Flexibly Managed Fund	Maximize total return (capital appreciation and income)
Balanced Fund	Long-term growth and current income
Large Growth Stock Fund	Long-term growth of capital and increase of future income
Large Cap Growth Fund	Long-term capital appreciation
Large Core Growth Fund	Long-term growth of capital (capital appreciation)
Large Cap Value Fund	Long-term growth of capital
Large Core Value Fund	Total return
Index 500 Fund	To seek a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index
Mid Cap Growth Fund	Maximize capital appreciation
Mid Cap Value Fund	Growth of capital
Mid Core Value Fund	Capital appreciation
SMID Cap Growth Fund	Long-term returns
SMID Cap Value Fund	Long-term growth of capital
Small Cap Growth Fund	Capital appreciation
Small Cap Value Fund	Capital appreciation
Small Cap Index Fund	To replicate the returns and characteristics of a small cap index
Developed International Index Fund	To replicate the returns and characteristics of an international index composed of securities from developed countries

4

International Equity Fund	Capital appreciation
Emerging Markets Equity Fund	Capital appreciation
Real Estate Securities Fund	High total return consistent with reasonable investment risks
Aggressive Allocation Fund	Long-term capital growth consistent with its asset allocation strategy
Moderately Aggressive Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Moderate Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Moderately Conservative Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Conservative Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy

INVESTMENT POLICIES

Information in this Statement of Additional Information supplements the discussion in the Penn Series Prospectus regarding investment policies and restrictions of the Funds. Unless otherwise specified, the investment policies and restrictions are not fundamental policies and may be changed by the Board of Directors without shareholder approval. Fundamental policies and restrictions of each Fund may not be changed without the approval of at least a majority of the outstanding shares of that Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

Money Market Fund

Investment Program. The Fund invests in a diversified portfolio of money market securities, limited to those described below, which are rated within the two highest credit categories assigned by nationally recognized statistical rating organizations, or, if not rated, are of comparable investment quality as determined by Independence Capital Management, Inc. (“Investment Adviser”) which serves as investment adviser to the Fund. Such securities include: (i) U.S. Government Obligations; (ii) U.S. Government Agency Securities; (iii) Bank Obligations; (iv) Commercial Paper; (v) Short-Term Corporate Debt Securities; (vi) Canadian Government Securities, limited to 10% of the Fund’s assets; (vii) Savings and Loan Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities other than Foreign Securities; (x) Foreign Securities—U.S. dollar-denominated money market securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks; and (xi) Asset Backed Securities. Certain of the securities may have adjustable rates of interest with periodic demand features. The Fund may also invest in securities of investment companies that invest in money market securities meeting the foregoing criteria.

Portfolio Quality. The Fund will invest in U.S. dollar-denominated money market instruments determined by the Investment Adviser, under guidelines adopted by the Penn Series Board of Directors, to present minimum credit risk. This determination will take into consideration such factors as liquidity, profitability, ability to generate funds and capital adequacy. In addition, the Fund will observe investment restrictions contained in Rule 2a-7 promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, including the following: (a) the Fund will not invest in a money market instrument if, as a result, more than  1/2 of 1% of the Fund’s total assets would be invested in securities of that issuer which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality); and (b) the Fund will not invest in a money market instrument if, as a result, more than 3% of the Fund’s total assets would be invested in securities which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality).

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Limited Maturity Bond Fund

The Fund invests in a diversified portfolio of short to intermediate term debt securities. The Fund will invest primarily in investment grade securities (e.g., AAA, AA, A or BBB by S&P) rated by at least one of the nationally recognized statistical rating organizations (S&P, Moody’s, Fitch Investors Service, Inc., or Dominion Bond Rating Service) or, if not rated, are of equivalent investment quality as determined by the Investment Adviser. The Fund may also invest up to 10% of its net assets in “high yield” securities which are rated BB or B by S&P (or securities with a comparable rating by another nationally recognized statistical rating organization), and are sometimes referred to as “junk bonds.” Under normal circumstances, at least 80% of the Fund’s total assets will be invested in income producing securities. At least 75% of the value of the Fund's total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes.

In addition to the investments described above, the Fund may invest up to 25% of the value of its total assets (not including cash) in convertible securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and preferred and common stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

Quality Bond Fund

The Fund invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable (i.e., securities for which market quotations are readily available) debt securities. Except as provided below, the Fund will only purchase debt securities that are considered investment grade securities (e.g., AAA, AA, A, or BBB by S&P) by at least one of the nationally recognized statistical rating organizations (S&P, Moody’s, Fitch Investors Service, Inc., or Dominion Bond Rating Service) or, if not rated, are of equivalent investment quality as determined by the Investment Adviser. The Fund may also invest up to 10% of its net assets in securities rated BB or B by S&P (or securities with a comparable rating by another nationally recognized statistical rating organization), which are sometimes referred to as “junk bonds.” Under normal circumstances, at least 80% of the Fund's total assets will be invested in debt securities. At least 75% of the value of the Fund’s total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes. In addition to the above, the Fund may invest up to 25% of the value of its total assets (not including cash) in Convertible Securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and Preferred and Common Stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

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High Yield Bond Fund

The Fund will invest at least 80% of the value of its total assets in a widely diversified portfolio of high-yield corporate bonds, often called “junk bonds,” income-producing convertible securities and preferred stocks. The Fund seeks to invest its assets in securities rated Ba or lower by Moody’s, or BB or lower by S&P, or, if not rated, of comparable investment quality as determined by the investment sub-adviser.

Because high yield bonds involve greater risks than higher quality bonds, they are referred to as “junk bonds.” The Fund may, from time to time, purchase bonds that are in default, rated Ca by Moody’s or D by S&P, if, in the opinion of the sub-adviser, there is potential for capital appreciation. Such bonds are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation (see “Ratings of Corporate Debt Securities”). In addition, the Fund may invest its portfolio in medium quality investment grade securities (rated Baa by Moody’s or BBB by S&P) which provide greater liquidity than lower quality securities. Moreover, the Fund may, for temporary defensive purposes under extraordinary economic or financial market conditions, invest in higher quality securities.

Investments in the Fund’s portfolio may include: (i) Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Securities of Certain Supranational Organizations; (viii) Repurchase Agreements involving these securities; (ix) Private Placements (restricted securities); (x) Foreign Securities; (xi) Convertible Securities—debt securities convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities; (xii) Preferred Stocks—securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company’s earnings and assets; (xiii) Loan Participation and Assignments; (xiv) Trade Claims; (xv) Deferrable Subordinate Securities and (xvi) Zero Coupon and Pay-in-Kind Bonds. Zero Coupon and Pay-in-Kind Bonds can be more volatile than coupon bonds. There is no limit on the Fund’s investment in these securities. The Fund may purchase securities, from time to time, on a when-issued basis; the value of such securities may decline or increase prior to settlement date.

Credit Analysis. Because investment in lower and medium quality fixed-income securities involves greater investment risk, including the possibility of default or bankruptcy, achievement of the Fund’s investment objectives will be more dependent on the sub-adviser’s credit analysis than would be the case if the Fund were investing in higher quality fixed-income securities. Although the ratings of Moody’s or S&P are used as preliminary indicators of investment quality, a credit rating assigned by such a commercial rating service will not measure the market risk of lower quality bonds and may not be a timely reflection of the condition and economic viability of an individual issuer.

The sub-adviser places primary significance on its own in-depth credit analysis and security research. The Fund’s investments will be selected from an approved list of securities deemed appropriate for the Fund by the sub-adviser, which maintains a credit rating system based upon comparative credit analyses of issuers within the same industry and individual credit analysis of each company. These analyses take into consideration such factors as a corporation’s present and potential liquidity, profitability, internal capability to generate funds, and adequacy of capital. Although some issuers do not seek to have their securities rated by Moody’s or S&P, such unrated securities will also be purchased by the Fund only after being subjected to analysis by the sub-adviser. Unrated securities are not necessarily of lower quality than rated securities, but the market for rated securities is usually broader.

Maturity. The maturity of debt securities may be considered long (10 plus years), intermediate (1 to 10 years), or short-term (12 months or less). The proportion invested by the Fund in each category can be expected to vary depending upon the evaluation of market patterns and trends by the sub-adviser. Normally, the Fund’s dollar weighted average maturity is expected to be in the 6 to 12 year range.

7

Yield and Price. Lower to medium quality, long-term fixed-income securities typically yield more than higher quality, long-term fixed-income securities. Thus, the Fund’s yield normally can be expected to be higher than that of a fund investing in higher quality debt securities. The yields and prices of lower quality fixed income securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income markets, changes in perception of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality securities, which may result in greater price and yield volatility. For a given period of time, the Fund may have a high yield but a negative total return.

Deferrable Subordinated Securities. Recently, securities have been issued which have long maturities and are deeply subordinated in the issuer’s capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain “equity-like” features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The High Yield Bond Fund will invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the Fund’s investment objective and program.

Hybrid Instruments. The Fund may invest up to 10% of its total assets in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a “benchmark”). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund.

Other Investments. The Fund may invest up to 20% of its total assets in dividend-paying preferred or common stocks (including up to 10% of net assets in warrants to purchase common stocks) that are considered by the sub-adviser to be consistent with the Fund’s current income and capital appreciation investment objectives. In seeking higher income or a reduction in principal volatility, the Fund may write covered call options and purchase covered put options and spreads and purchase uncovered put options and uncovered call options; and the Fund may invest in interest rate futures contracts (and options thereon) for hedging purposes. There are also special risks associated with investments in foreign securities whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies. Currency risk affects the Fund to the extent that it holds non-dollar foreign bonds.

Additional Risks of High Yield Investing. There can be no assurance that the High Yield Bond Fund will achieve its investment objective. The high yield securities in which the Fund may invest are predominantly speculative with regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the Fund may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. Furthermore, the share price and yield of the Fund are expected to be more volatile than the share price and yield of a fund investing in higher quality securities, which react primarily to movements in the general level of

8

interest rates. The sub-adviser carefully considers these factors and the Fund attempts to reduce risk by diversifying its portfolio, by analyzing the creditworthiness of individual issuers, and by monitoring trends in the economy, financial markets, and specific industries. Such efforts, however, will not eliminate risk. High yield bonds may be more susceptible than investment grade bonds to real or perceived adverse economic and competitive industry conditions. High yield bond prices may decrease in response to a projected economic downturn because the advent of a recession could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. Highly leveraged issuers also may find it difficult to obtain additional financing during a period of rising interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. As such, the prices at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. If market quotations are not available, these securities will be valued by a method that, in the good faith belief of the Fund's Board of Directors, accurately reflects fair value.

During 2010 the dollar weighted average ratings (computed monthly) of the debt obligations held by the High Yield Bond Fund (excluding equities and reserves), expressed as a percentage of the Fund’s total net investments, were as follows:

Standard and Poor’s Ratings	Percentage of Total Net Investments*
AAA	0.00%
AA	0.00%
A	0.90%
BBB	4.07%
BB	31.42%
B	40.54%
CCC	13.97%
CC	0.00%
C	0.00%
D	0.00%
Unrated**	2.08%

* Unaudited. The portfolio also included 2.96% of its net assets in cash and 4.07% of its net assets in equity securities.

** T. Rowe Price Associates, Inc. has advised that in its view the unrated debt obligations were comparable in quality to debt obligations rated in the S&P categories as follows: A: 0.94%; BBB: 2.80%; BB: 29.87%; B: 40.99%; CCC: 15.49%; CC: 0%; C: 0%; D: 0.21%; Unrated: 2.62%.

Flexibly Managed Fund

In addition to investing in common stocks, the Fund may invest in the following securities:

•	Equity-related securities, such as convertible securities (i.e., bonds or preferred stock convertible into or exchangeable for common stock), preferred stock, warrants, futures, and options.

•

Corporate debt securities within the four highest credit categories assigned by nationally recognized statistical rating organizations, which include both high and medium-quality investment grade bonds. The Fund may also invest in non-investment grade corporate debt securities, which are sometimes referred to as “junk bonds,” if immediately after such investment the Fund would not have more than 25% of its total assets invested in such securities. The Fund’s investment in all corporate debt securities will be limited to 35% of net assets. The Fund’s convertible bond holdings will not be subject to these debt limits, but rather, will be treated as equity-related securities. There is no limit on the Fund’s investments in convertible securities. Medium-quality investment grade bonds are regarded as having an adequate capacity to pay

9

principal and interest although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds.

•

Short-term reserves (i.e., money market instruments), which may be used to reduce downside volatility during uncertain or declining equity market conditions. The Fund’s reserves will be invested in shares of an internally managed fund of the sub-adviser or the following high-grade money market instruments: U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

•

The Fund may invest up to 10% of its total assets in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a “benchmark”). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund.

•	Securities of other investment companies subject to limitations prescribed by the Investment Company Act of 1940, as amended.

If the Fund’s position in money market securities maturing in one year or less equals 35% or more of the Fund’s total assets, the Fund will normally have 25% or more of its assets concentrated in securities of the banking industry. Investments in the banking industry may be affected by general economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. The sub-adviser believes that any risk to the Fund which might result from concentrating in the banking industry will be minimized by diversification of the Fund’s investments, the short maturity of money market instruments, and the sub-adviser’s credit research.

Balanced Fund

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Under normal circumstances, the Fund will invest 50%-70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds. The Fund’s allocation strategy is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities.

10

The Fund’s underlying equity fund allocation will primarily track the performance of the large capitalization company portion of the U.S. stock market. The Fund’s underlying fixed income fund allocation will be invested primarily in a broad range of investment grade fixed income securities (although up to 10% of the underlying fund may be invested in non-investment grade securities), and is intended to provide results consistent with the broad US fixed income market.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations below. Market appreciation or depreciation may cause the Fund to be outside of its target asset allocation range. In addition, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect the Fund's actual allocations. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Target Asset Allocation
Equity Fund
Penn Series Index 500 Fund	50% - 70%
Fixed Income Fund
Penn Series Quality Bond Fund	30% - 50%
Money Market Fund
Penn Series Money Market Fund	0% - 20%

With respect to its direct investments, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the adviser, such investment will be advantageous to the Fund.

Large Growth Stock Fund

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of large capitalization companies. For purposes of this policy, large capitalization companies have market capitalization that fall within the market capitalization range of companies in the Russell 1000 Growth Index. The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objectives. The Fund's holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Large Cap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of U.S. companies with large market capitalizations. The sub-adviser is a research driven, fundamental investor, pursuing a growth strategy. The sub-adviser seeks to add value primarily through stock selection and pursues a bottom-up strategy that blends fundamental, quantitative, and technical analysis. Ideal candidates for investment are growth companies believed to have favorable earnings prospects, reasonable valuations, and favorable trading volume and price patterns.

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In choosing investments, the sub-adviser will focus on large-cap companies that have exhibited above average growth, strong financial records, or compelling valuations. In addition, the sub-adviser also considers management expertise, industry leadership, growth in market share and sustainable competitive advantage. The sub-adviser’s investment philosophy and process lead it to create equity portfolios that are typically fully invested and, in large part, maintain sector weightings that will approximate those of the Russell 1000 Growth Index, generally defined as +/- 5% of the index weight.

The Fund may invest up to 20% of its total assets in foreign securities. In addition to its main investments, the Fund may invest up to 20% of its net assets in investments of small to medium capitalization companies. The Fund may also lend its portfolio securities up to 30% of its assets and borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investments in securities).

Large Core Growth Fund

The Fund attempts to achieve its investment objective by investing primarily in common and preferred stocks of large capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large capitalization companies. For this Fund, large capitalization companies are those with market capitalizations within the range of companies comprising the Russell 1000 Growth Index at the time of purchase.

The Fund invests principally in equity securities of large capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The sub-adviser employs a rigorous bottom-up research process to identify solid investment opportunities. The sub-adviser seeks to construct a well diversified portfolio in order to reduce risk while enhancing return.

The Fund may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs), real estate investment trusts (REITs), shares of other investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), and cash instruments maturing in one year or less. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the "Securities and Investment Techniques" section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Large Cap Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies. For this Fund, large capitalization companies are those that, at the time of investment, have market capitalizations of more than $5 billion. The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund’s objectives. The Fund may invest an unlimited amount in foreign securities. Generally, the Fund will not invest more than 25% of its assets in foreign securities. The Fund’s holdings are generally listed on a national securities exchange. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or

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put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Large Core Value Fund

The Fund invests primarily in value stocks of large capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large capitalization companies. For this Fund, large capitalization companies are those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index. Value stocks are stocks that, in the opinion of the sub-adviser, are inexpensive or undervalued relative to the overall stock market.

The Fund primarily invests in dividend-paying stocks. The Fund may also invest in fixed income securities, such as convertible debt securities, of any credit quality (including securities rated below investment grade (“junk bonds”)), real estate investment trusts and non-income producing stocks. The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. The Fund at times may engage in derivative transactions (such as options, futures contracts and options thereon, forward currency exchange contracts, covered short sales and equity swaps) to protect against stock price, interest rate or currency rate declines (“hedging”), to enhance returns, or as a substitute for the purchase or sale of securities or currencies. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Index 500 Fund

The Fund seeks to replicate the return of the S&P 500 Index (the “Index”), which is comprised of approximately 500 securities selected by Standards & Poor's (most of which are common stocks listed on the New York Stock Exchange). Under normal circumstances, the Fund will invest at least 80% of its net assets in securities listed in the Index. The sub-adviser’s policy is to be substantially invested in common stocks included in the S&P 500 Index and close substitutes (such as index futures contracts). The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry. The sub-adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Penn Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Penn Series or the Index 500 Fund. S&P has no obligation to take the needs of Penn Series or the owners of the Index 500 Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PENN SERIES, OWNERS OF THE INDEX 500 FUND,

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OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Mid Cap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. Mid-cap companies have market capitalization in the range of those companies included in the Russell Midcap Index. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the sub-adviser). In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Mid Cap Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. For this Fund, mid-cap companies are those that, at the time of investment, have capitalizations that fall within the range of the Russell Midcap Index. Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, foreign securities and ADRs. The Fund will invest primarily in a diversified portfolio of common stocks of issuers that have market capitalizations that fall in the range of the Russell Midcap Index that the sub-adviser believes to be undervalued relative to the stock market. The sub-adviser selects securities that are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Mid Core Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of medium capitalization companies. Medium capitalization companies have market capitalizations that, at the time of purchase, generally fall within the market capitalization range of companies in the Russell Midcap Index, a widely used benchmark for mid-cap stock performance, as of its most recent reconstitution. The Fund will be subject to the risks associated with its investments. The Fund may, but is not required to, use various strategies to

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change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If the sub-adviser judges market conditions incorrectly or uses a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if the sub-adviser intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised. The Fund may also purchase convertible securities, depository receipts and foreign securities and is subject to the risks associated with such investing. The Fund may invest in stock index future contracts in an effort to reduce volatility. The Fund may also invest in debt securities. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Investment Company Act of 1940, as amended. The sub-adviser selects securities that it believes are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles.

SMID Cap Growth Fund

The Fund attempts to achieve its investment objective by investing primarily in common stocks of small and medium capitalization U.S. companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies. For this Fund, small and medium capitalization companies are those with market capitalizations within the range of companies comprising the Russell 2500 Growth Index at the time of purchase.

The sub-adviser’s strategy seeks superior, long-term returns by identifying growth companies at an early or transitional stage of development, before the market discovers their potential. The sub-adviser employs a bottom-up investment approach applying original idea generation, fundamental research, and security analysis emphasizing growth companies at attractive valuations. The sub-adviser’s approach emphasizes the predictability of earnings in order to seek to deliver superior investment results with controlled risk. The sub-adviser seeks to have the Fund broadly diversified across industry groups.

Unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

SMID Cap Value Fund

The Fund invests primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies. For this Fund, small and medium capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index. Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund invests in companies that are determined by the sub-adviser to be undervalued, using its fundamental value approach. In selecting securities for the Fund, the sub-adviser uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The sub-adviser’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects.

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To the extent that companies involved in certain industries may from time to time constitute a material portion of the universe of small and medium capitalization companies, the Fund may also invest significantly in these industries (but not more than 25% of its total assets in any one industry).

The Fund may, but typically does not, enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Small Cap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small capitalization companies. For this Fund, small capitalization companies are those that, at the time of investment, have a market capitalization of less than $3 billion. The Fund will primarily invest in common stocks, and may also invest in bonds, convertible securities, preferred stocks and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objective. The Fund may also invest in bonds rated below Baa by Moody’s or BBB by S&P (sometimes referred to as “junk bonds”), but presently does not expect such investments in any such bonds to exceed 5% of the Fund's assets. The Fund may write covered call options and purchase put options on its portfolio securities, purchase put and call options on securities indices and invest in stock index futures contracts (and options thereon) for hedging and other non-speculative purposes.

Small Cap Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment. The Fund is managed using a value oriented approach. The Sub-Adviser evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies’ long term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Sub-Adviser’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Sub-Adviser, are available at attractive prices. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Small Cap Index Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the Russell 2000® Index (the “Index”). Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index. The Index measures the performance of the 2,000 smallest companies (based on total market capitalization) in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In

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addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Developed International Index Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index (the "Index"). Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index (including ADRs and GDRs) and close substitutes (such as index futures contracts) that are designed to track the Index. The Index is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities primarily from Europe, Australia, Asia and the Far East.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the "Securities and Investment Techniques" section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

International Equity Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets invested in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin. The countries include the eleven Euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), the United Kingdom, Denmark, Sweden, Switzerland, Norway, Japan, Hong Kong, Australia, New Zealand and Singapore. The Fund seeks to be well diversified and will have investments in at least ten countries and five sectors at all times.

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The Fund may not always purchase securities on the principal market. For example, American Depositary Receipts (“ADRs”) may be purchased if trading conditions make them more attractive than the underlying security. ADRs are registered receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The Fund may likewise utilize European Depositary Receipts (“EDRs”), which are receipts typically issued in Europe by a bank or trust company evidencing ownership of an underlying foreign security. Unlike ADRs, EDRs are issued in bearer form. For purposes of determining the country of origin, ADRs and EDRs will not be deemed to be domestic securities.

The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. Fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investor Service, Inc., or BBB or higher by Standard and Poor's Ratings Group or, if they are foreign securities which are not subject to standard credit ratings, the fixed income securities will be “investment grade” issues (in the judgment of the sub-adviser) based on available information.

The Fund may invest in securities which may be considered to be “thinly-traded” if they are deemed to offer the potential for appreciation, but does not presently intend to invest more than 5% of its total assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to restrictions, in options (puts and calls) and restricted securities.

Additional Risk Considerations. Investments in foreign securities involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Such foreign investments may also be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, the financial markets on which they are traded may be subject to less strict governmental supervision, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). A contract owner who selects this Fund will incur the risks generally associated with investment in equity securities and, in addition, the risk of losses attributable to changes in currency exchange rates to the extent that those risks are not adequately hedged by the sub-adviser.

Emerging Markets Equity Fund

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities located in emerging market countries. For this Fund, an issuer is considered to be located in an emerging market country if, at the time of investment: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. The sub-adviser will base determinations as to a company’s eligibility on publicly available information and inquiries made to the company.

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The sub-adviser considers emerging market countries to be countries that the international financial community, including the World Bank and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Allocation of the Fund’s investments will depend upon the relative attractiveness of emerging countries and particular issuers. There are no prescribed limits on the geographic distribution of the Fund’s investments.

The sub-adviser seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers. The sub-adviser combines top-down country criteria to allocate the Fund’s assets among countries (based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential). Portfolio securities are typically sold when any one or more of these assessments materially changes. The sub-adviser attempts to manage the overall risk of its investments through its emphasis on thorough macroeconomic and fundamental research.

The Fund invests primarily in equity securities, including common and preferred stocks, convertible securities, rights and warrants to purchase common stock, and depositary receipts. The Fund may invest in securities of micro, small- and medium-capitalization companies. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks. The Fund may purchase securities of other investment companies. The Fund may invest up to 20% of its net assets in debt securities, including up to 5% of its total assets in non-investment grade debt securities (“junk bonds”). The Fund may invest up to 10% of its assets in foreign real estate companies. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Real Estate Securities Fund

Under normal market conditions, the Fund invests at least 80%, and normally substantially all, of its net assets in common stocks and other equity securities issued by real estate companies, including real estate investment trusts (“REITs”).

For purposes of the Fund’s investment policies, a real estate company is one that: (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets in such real estate Under normal market conditions, the Fund will invest at least 80%, and normally substantially all, of its total assets in a portfolio of equity securities issued by real estate companies, including REITs and REIT-like entities. These equity securities can consist of common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the sub-adviser’s view, a significant element of the securities’ value, and preferred stocks.

The Fund may invest up to 25% of its total assets in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depositary receipts for such securities. Depositary receipts may take the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

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In managing the Fund’s portfolio, the sub-adviser adheres to an integrated, bottom-up, relative value investment process. A proprietary valuation model ranks real estate securities on price-to-net asset value, which the sub-adviser believes is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. Analysts incorporate both quantitative and qualitative analysis in their net asset value estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. In addition to the net asset value model, portfolio managers may use secondary valuation tools including cash flow multiple/growth or discounted cash flow models. Judgments with respect to risk control, diversification, liquidity and other factors overlay the model’s output and drive the portfolio managers’ investment decisions.

Penn Series Lifestyle Funds

The Penn Series Lifestyle Funds consist of the following five funds (each, a "Lifestyle Fund" and, collectively, the "Lifestyle Funds"):

Aggressive Allocation Fund	Moderately Aggressive Allocation Fund
Moderate Allocation Fund	Moderately Conservative Allocation Fund
Conservative Allocation Fund

The Lifestyle Funds seek to achieve their respective investment objectives by using a "fund-of-funds" strategy. Accordingly, the Lifestyle Funds invest in a combination of other Penn Series Funds (each, an "underlying fund" and, together, the "underlying funds") in accordance with their target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Lifestyle Funds intend to invest primarily in a combination of underlying funds; however, the Lifestyle Funds may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Each Lifestyle Fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances. Through its investments in the underlying funds, each Lifestyle Fund’s target allocation is intended to allocate the Lifestyle Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolios of the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund are more heavily allocated to stocks, and reflect a more aggressive approach. The portfolios of the Moderately Conservative Allocation Fund and Conservative Allocation Fund are more heavily allocated to bonds and cash investments, and reflect a more conservative approach. The portfolio of the Moderate Allocation Fund is allocated among stock, bond and cash investments with a majority of it assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund, but more aggressive than the Moderately Conservative Allocation Fund and Conservative Allocation Fund. The Aggressive Allocation Fund is designed as the most aggressive of the Lifestyle Funds and the Conservative Allocation Fund is designed as the most conservative of the Lifestyle Funds.

In determining the asset allocation of the Lifestyle Funds, the investment adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the investment adviser’s opinion, enhance the return potential of the Lifestyle Funds. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on a Lifestyle Fund’s investment objective.

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The following chart shows each Lifestyle Fund’s target asset allocation among the various asset classes and which underlying funds are used within each asset class as of the date of the Prospectus. The adviser may permit modest deviations from the target asset allocations listed below. Market appreciation or depreciation may cause a Lifestyle Fund to be outside of its target asset allocation range. Further, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may also affect a Lifestyle Fund's actual allocations. Accordingly, a Lifestyle Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Target Asset Allocation
	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Fixed Income and Money Market Funds	0% - 15%	0% - 30%	30% - 50%	50% - 70%	60% - 80%
Penn Series Money Market Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series Limited Maturity Bond Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series Quality Bond Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series High Yield Bond Fund	0% - 15%	0% - 30%	0% - 30%	0% - 30%	0% - 30%
Equity Funds	85% - 100%	70% - 100%	50% - 70%	30% - 50%	20% - 40%
Penn Series Flexibly Managed Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Growth Stock Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Cap Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Core Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Cap Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Core Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Index 500 Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Mid Cap Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Mid Cap Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Mid Core Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series SMID Cap Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series SMID Cap Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Small Cap Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Small Cap Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Small Cap Index Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Developed International Index Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series International Equity Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Emerging Markets Equity Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Real Estate Securities Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%

With respect to their direct investments, unless otherwise stated herein, the Lifestyle Funds may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the adviser, such investment will be advantageous to the Lifestyle Funds.

SECURITIES AND INVESTMENT TECHNIQUES

Unless otherwise stated herein, the Funds may purchase any of the securities and/or engage in any of the investment practices identified in this section if, in the opinion of the adviser or sub-adviser (as applicable), such investment will be advantageous to the Fund.

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Investments in Equity Securities

Equity securities in which the Funds, other than the Money Market Fund, may invest in include those described below.

Equity Securities. Equity securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, GDRs, EDRs, and interests in real estate investment trusts. For more information on real estate investment trusts, see the section entitled “Real Estate Securities.” For more information on warrants, see the section entitled “Warrants.”

Common stocks. Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks. Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible securities. Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade (“high yield” or “junk bond”) or are not rated, and are subject to credit risk.

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Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a Fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Initial Public Offering. The Funds may purchase shares issued as part of, or a short period after, a company's initial public offering (“IPOs”), and may at times dispose of those shares shortly after their acquisition. A Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Depositary Receipts. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

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Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

Master Limited Partnerships (MLPs). The Mid Cap Value Fund can invest up to 5% of its assets in MLPs. An MLP is a limited partnership (or similar entity) in which investors buy units (“common units”) (versus shares of a corporation) and receive distributions (versus dividends). MLPs are generally registered with the SEC and publicly traded on a securities exchange or in the over-the-counter (OTC) market, with their value fluctuating predominantly based on prevailing market conditions. While the majority of MLPs own interests in businesses related to the production, infrastructure, transportation and storage of natural resources such as oil, gas, and fossil fuels, some MLPs operate in the real estate sector. With regard to tax treatment, an MLP is considered a pass-through entity, which means that the MLP itself is not subject to federal or state income tax but rather taxation is passed along to the investors or “unit holders”. Distributions from an MLP to unit holders may consist in part of a return of capital. MLPs consist of a general partner and limited partners. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units. Limited partners own the remainder of the common units, and have a limited role, if any, in the MLP’s operations and management. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

There are risks related to investing in MLPs including, but not limited to, risks associated with (a) the MLP structure itself and (b) the specific industry or industries in which the MLP invests. MLPs holding interests in credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Even though the common units are typically traded on a securities exchange or in the OTC market, investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic, market, regulatory or other conditions, which could, in turn, affect the liquidity of the units themselves. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions to holders of the common units.

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MLPs involve some risks that differ from an investment in the common stock of a corporation. Holders of MLP common units have limited control and voting rights on matters affecting the MLP. Holders of MLP common units are exposed to a possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP common units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s governing documents, or to take other action under the governing documents of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the statutes of that state. This liability may remain with the holder of units even after the units are sold. In addition, there are certain tax risks associated with an investment in units and conflicts of interest exist between common interest holders and the general partner. For example, conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. Additionally, holders of units are also exposed to the risk that they be required to repay amounts to the MLP that are wrongfully distributed to them. Furthermore, if an MLP fails to sufficiently monitor its operations so that it remains taxed as an MLP under the Internal Revenue Code, the MLP could be taxed as a corporation, which could have adverse consequences for a fund that owns units of such an MLP.

To the extent that a fund invests in energy-related companies, through its investment in MLPs, it takes on additional risks. The fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries. These factors could lead to substantial fluctuations in the value of a fund’s energy-related investments, particularly MLPs that operate in oil, gas, fossil fuels and other natural resources related businesses, including energy production, generation, processing, distribution and infrastructure.

MLPs are subject to the other risks generally applicable to interests in companies in the energy and natural resources sectors, including commodity pricing risk, supply and demand risk and depletion risk and exploration risk. There are also certain tax risks associated with investment in MLPs, including the risk that U.S. taxing authorities could challenge a fund’s treatment for federal income tax purposes of the MLPs in which that fund invests. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the after-tax income available for distribution by the MLPs and/or the value of the fund’s investment in the MLP. There can be no assurance that future changes to U.S. tax laws or tax rules would not adversely affect a fund’s investments in MLPs or the value of the fund’s shares.

Investments in Debt Securities

Debt securities in which the Funds may invest in include those described below.

U.S. Government Obligations. The Funds may invest in bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. Government Agency Securities. The Funds may invest in debt securities issued or guaranteed by U.S. Government sponsored enterprises, federal agencies, and international institutions. These include securities issued by Fannie Mae, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and the remainder are supported only by the credit of the instrumentality.

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On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

Long-Term, Medium to Lower Quality Corporate Debt Securities. The Funds may invest in medium to lower quality corporate debt securities. The High Yield Bond Fund will invest in outstanding convertible and nonconvertible corporate debt securities (e.g., bonds and debentures) that generally have maturities between 6 and 12 years. This Fund will generally invest in long-term corporate obligations which are rated BBB or lower by Standard & Poor's Ratings Group (“Standard & Poor’s”) or Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, are of equivalent quality as determined by the Fund's investment sub-adviser. The Flexibly Managed Fund may invest up to 15% of its assets in lower quality corporate debt securities. The Emerging Markets Equity Fund may invest up to 5% of its assets in high yield securities.

Please see the “Additional Risks of High Yield Investing” in the High Yield Bond Fund section above for more information about the risks of investing in high yield securities and junk bonds.

Investment Grade Corporate Debt Securities. The Funds may invest in corporate debt securities of various maturities that are considered investment grade securities. The Limited Maturity Bond and Quality Bond Funds will invest principally in corporate debt securities of various maturities that are considered investment grade securities by at least one of the established rating services (e.g., AAA, AA, A, or BBB by Standard & Poor's) or, if not rated, are of equivalent quality as determined by the Funds' investment adviser, Independence Capital Management, Inc. (“ICMI”).

Bank Obligations. The Funds may invest in certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

No Fund will invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank by any one Income Fund is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of a U.S. Bank, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Fund's investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

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Commercial Paper. The Funds may invest in short-term promissory notes issued by corporations primarily to finance short-term credit needs. The Money Market Fund will only invest in commercial paper which is rated A-2 or better by Standard & Poor's, Prime-2 or better by Moody's or, if not rated, is of equivalent quality as determined by the investment adviser, and further will invest only in instruments permitted under the SEC Rule 2a-7 which governs money market fund investing.

Canadian Government Securities. The Funds may invest in debt securities issued or guaranteed by the Government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof. However, the Money Market Fund will only purchase these securities if they are marketable and payable in U.S. dollars. The Money Market Fund will not purchase any such security if, as a result, more than 10% of the value of its total assets would be invested in such securities.

Savings and Loan Obligations. The Funds may invest in negotiable certificates of deposit and other debt obligations of savings and loan associations. They will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation; (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the security is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

No Fund will purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its total assets would be invested in such securities, other illiquid securities, and securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Municipal Obligations. The Funds may invest in Municipal Obligations. The Limited Maturity Bond, Quality Bond and Large Cap Value Funds may invest in Municipal Obligations that meet such Fund's quality standards. The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Obligations may include variable and floating rate instruments. If such instruments are unrated, they will be determined by the adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by a Fund.

To the extent a Fund's assets are to a significant extent invested in Municipal Obligations that are payable from the revenues of similar projects, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent than it would be if its assets were not so invested.

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Foreign Debt Securities. The Funds may invest in foreign debt securities. Subject to the particular Fund’s quality and maturity standards, the Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest without limitation in the debt securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may also invest up to 20% of its assets in non-U.S. dollar—denominated fixed-income securities principally traded in financial markets outside the United States. The International Equity Fund may invest in debt securities of foreign issuers. The securities will be rated Baa or higher by Moody’s Investor Services, Inc. or BBB or higher by Standard and Poor’s Ratings Group or, if they have not been so rated, will be the equivalent of investment grade (Baa or BBB) as determined by the adviser or sub-adviser. Investments in debt securities, including foreign debt securities, by the Large Cap Value Fund are subject to an aggregate limit of 10% of the Fund’s net assets. The Small Cap Growth Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers. The Emerging Markets Equity Fund may invest up to 20% of its net assets in debt securities, including debt securities of foreign issuers.

For information on risks involved in investing in foreign securities, see information on “Investments in Foreign Equity Securities” below.

Prime Money Market Securities Defined. Prime money market securities include: U.S. Government obligations; U.S. Government agency securities; bank or savings and loan association obligations issued by banks or savings and loan associations whose debt securities or parent holding companies' debt securities or affiliates' debt securities guaranteed by the parent holding company are rated AAA or A-1 or better by Standard & Poor's, AAA or Prime-1 by Moody's, or AAA by Fitch; commercial paper rated A-1 or better by Standard & Poor's, Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding debt issue rated AAA by Standard & Poor's, Moody's, or Fitch; short-term corporate debt securities rated AAA by Standard & Poor's, Moody's, or Fitch; Canadian Government securities issued by entities whose debt securities are rated AAA by Standard & Poor's, Moody's, or Fitch; and repurchase agreements where the underlying security qualifies as a prime money market security as defined above.

Mortgage-Backed Securities. Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life. Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities (“FHLMC Gold PCS”) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool

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of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan of sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

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Adjustable Rate Mortgage Securities (“ARMS”). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Asset-Backed Securities. The Funds may invest a portion of their assets in debt obligations known as “asset-backed securities.” The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as “pass through certificates” or “collateralized obligations.”

“Pass through certificates” are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligers on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Zero Coupon and Pay-in-Kind Bonds. The Funds may invest in zero coupon and pay-in-kind bonds. A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the

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income received during the life of the bond is eliminated. However, zero coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

Pay-in-Kind (PIK) Instruments are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIK's, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK's are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond. A Fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the Fund.

Investments in Foreign Equity Securities

The Funds, other than the Money Market Fund, may invest in the equity securities of foreign issuers, including the securities of foreign issuers in emerging countries. Certain of the Funds have adopted limitations with respect to their investments in the equity securities of foreign issuers as follows: Large Growth Stock – 30%; Large Cap Value – 25%; Large Cap Growth – 20%, Mid Cap Growth – 25%; Mid Cap Value – 25%, Mid Core Value – 10%, Small Cap Value – 15%; Small Cap Growth – 15%; Flexibly Managed – 25% and Real Estate Securities – 25%. The International Equity Fund, under normal circumstances, will have at least 65% of its assets in such investments. Under normal circumstances, at least 80% of the Emerging Markets Equity Fund’s assets will be invested in equity securities located in emerging market countries. Under normal circumstances, the Developed International Index Fund invests at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index. The Large Core Value Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. Because the Funds may invest in foreign securities, the Funds involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). The sub-advisers for the Small Cap Growth, Large Cap Growth, Large Core Growth, Large Core Value, Mid Core Value, Large Cap Value and the Mid Cap Value Funds do not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be “foreign securities.”

Emerging or developing markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

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Investments in Smaller Companies

The Funds, other than the Money Market Fund, may invest in securities of small- and mid-cap companies. Small Cap Value, Small Cap Growth, SMID Cap Value, SMID Cap Growth and the Small Cap Index Funds may invest all or a substantial portion of their assets in securities issued by smaller capitalization companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when they would otherwise be sold.

Investments in Unseasoned Companies

The Funds, other than the Money Market Fund, may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Foreign Currency Transactions

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Fund, other than the Money Market Fund, may purchase or sell foreign currency on a forward basis (“forward contracts”), enter into foreign currency futures and options on futures contracts (“forex futures”) and foreign currency options (“forex options”). These investment techniques may be used to either hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Fund's investments or to provide a Fund with exposure to a particular currency.

Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forex futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex futures traded in the United States are traded on regulated futures exchanges. A Fund will incur brokerage fees when it purchases or sells forex futures and it will be required to maintain margin deposits. Parties to a forex future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make “variation” margin deposits as the value of the futures contract fluctuates.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the

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relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. When the adviser or sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Large Growth Stock Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Small Cap Growth Fund and High Yield Bond Fund do not intend to enter into such forward contracts under these circumstance on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such contracts. The Large Growth Stock Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Small Cap Growth Fund and High Yield Bond Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate them to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The International Equity Fund and Emerging Markets Equity Fund may enter into a forward contract to buy or sell foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such currency. In certain circumstances the adviser or sub-adviser to the International Equity Fund and Emerging Markets Equity Fund may commit a substantial portion of the portfolio to the consummation of forward contracts. The Developed International Index Fund may use forward contracts and forex futures to gain exposure to a particular currency. The Real Estate Securities Fund may use currency forward contracts to manage risks and to facilitate transactions in foreign securities. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. A Fund's custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund or “earmark” on the Fund’s books such securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second circumstance, as set forth above. If the value of the securities “earmarked” or placed in the separate account declines, additional cash or securities will be “earmarked” or placed in the account on a daily basis so that the value of the “earmarked” cash or securities or the separate account will equal the amount of the Fund's commitments with respect to such contracts.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for

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the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

It also should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from the value of such currency increase.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Repurchase Agreements, Reverse Repurchase Agreements and Mortgage Dollar Rolls

Each Fund may enter into repurchase agreements through which an investor (such as a Fund) purchases a security (known as the “underlying security”) from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Concurrently, the bank or securities dealer agrees to repurchase the underlying security at a future point at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. The Limited Maturity Bond and Quality Bond Funds will only enter into a repurchase agreement where the underlying securities are (excluding maturity limitations) rated within the four highest credit categories assigned by established rating services (AAA, Aa, A, or Baa by Moody's or AAA, AA, A, or BBB by Standard & Poor's), or, if not rated, of equivalent investment quality as determined by the investment adviser. With the exception of the Money Market Fund, the underlying security must be rated within the top three credit categories, or, if not rated, must be of equivalent investment quality as determined by the investment adviser or sub-adviser. In the case of the Money Market Fund, the underlying security must be rated within the top credit category or, if not rated, must be of comparable investment quality as determined by the investment adviser and the repurchase agreement must meet the other quality and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended. In addition, each Fund will only enter into a repurchase agreement where (i) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (ii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Funds generally retain the right to interest and principal payments on the security. If a Fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the Fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on a Fund’s portfolio’s securities. Because a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Funds will earmark on the books of the Funds or set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

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The reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which the Funds will maintain an offsetting position in short duration investment-grade debt obligations. Since the Funds will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser or sub-adviser believes that such arbitrage transactions present lower risks to the Funds than those associated with other types of leverage.

Mortgage “dollar rolls” or “covered rolls,” are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A “covered roll” is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term “mortgage dollar roll” refers to mortgage dollar rolls that are not “covered rolls.” If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will “cover” any mortgage dollar roll as required by the 1940 Act.

Lending of Portfolio Securities

For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to unaffiliated broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of government securities, letters of credit or such other collateral as may be permitted under its investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. No Fund will have the right to vote securities while they are being lent, but it will call a loan in anticipation of any material vote. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a Fund, it is expected that a Fund will do so only where the items being voted upon are, in the judgment of the investment adviser or sub-adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk. Investing the cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

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Illiquid Securities

Illiquid securities generally are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued them.

The Funds may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act or securities that are offered in an exempt non-public offering under the Act, including unregistered equity securities offered at a discount in a private placement that are issued by companies that have outstanding, publicly traded equity securities of the same class (a “private investment in public equity,” or a “PIPE”). Any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser or sub-adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Fund's treatment of Rule 144A securities as liquid could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The adviser or sub-adviser will continue to monitor the liquidity of any Rule 144A security which has been determined to be liquid. If a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure compliance with applicable limitations on investments in illiquid securities.

Warrants

The Funds may invest in warrants. The Limited Maturity Bond, Index 500, Mid Cap Growth and Mid Cap Value Funds may, consistent with their investment objectives and policies, invest an unlimited amount in warrants. The Flexibly Managed, Large Growth Stock and High Yield Bond Funds may invest in warrants if, after such investment, no more than 10% of the value of a Fund's net assets would be invested in warrants. The Large Cap Value, Small Cap Value, Mid Core Value, Small Cap Growth, International Equity, Quality Bond and Money Market Funds may invest in warrants; however, not more than 5% of any such Fund's assets (measured at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of such assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchange. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued Securities

The Funds, other than the Money Market Fund, may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund purchasing the when-issued security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the particular Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The advisers do not believe

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that the net asset value or income of the Funds will be adversely affected by the respective Fund's purchase of securities on a when-issued basis. The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such earmarked or segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Options

Each Fund, other than the Money Market Fund, may write covered call and buy put options on its portfolio securities and purchase call or put options on securities and securities indices. The aggregate market value of the portfolio securities covering call or put options will not exceed 25% of a Fund's total assets. Such options may be exchange-traded or dealer options. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options will primarily be used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price. The High Yield Bond Fund may engage in other options transactions described in INVESTMENT RESTRICTIONS below, including the purchase of spread options, which give the owner the right to sell a security that it owns at a fixed dollar spread or yield spread in relation to another security that the owner does not own, but which is used as a benchmark.

A Fund will write call options only if they are “covered.” This means that a Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the “covered” option, or will earmark or segregate cash, U.S. Government securities or other liquid debt obligations having a value equal to the fluctuating market value of the optioned securities.

Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, more risky than an investment in the underlying securities themselves.

There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Contracts

Each Fund, other than the Money Market Fund, may invest in futures contracts and options thereon (interest rate futures contracts, currency futures or stock index futures contracts, as applicable). Each Fund will limit its use of futures contracts so that: (i) no more than 5% of the Fund's total assets will be committed to initial margin deposits or premiums on options and (ii) immediately after entering into such contracts, no more than 30% of the Fund's total assets would be represented by such contracts. Such futures contracts may be entered into for speculative purposes, to hedge risks associated with the Fund's securities investments or to provide an efficient

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means of regulating its exposure to the market. When buying or selling futures contracts, a Fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as “marking-to-market.” The margin amount will be returned to a Fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a Fund will earmark on the books of the Fund or segregate assets for any outstanding futures contracts or otherwise “cover” the contracts as may be required under the federal securities laws.

Successful use of futures by a Fund is subject, first, to the investment adviser's or sub-adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions.

Even if the investment adviser or sub-adviser has correctly predicted market movements, the success of a futures position may be affected by imperfect correlations between the price movements of the futures contract and the securities being hedged. A Fund may purchase or sell futures contracts on any stock index or interest rate index or instrument whose movements will, in the investment adviser's or sub-adviser's judgment, have a significant correlation with movements in the prices of all or portions of the Fund's portfolio securities. The correlation between price movements in the futures contract and in the portfolio securities probably will not be perfect, however, and may be affected by differences in historical volatility or temporary price distortions in the futures markets. To attempt to compensate for such differences, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or purchase. Despite such efforts, the correlation between price movements in the futures contract and the portfolio securities may be worse than anticipated, which could cause the Fund to suffer losses even if the investment adviser had correctly predicted the general movement of the market.

A Fund which engages in the purchase or sale of futures contracts may also incur risks arising from illiquid markets. The ability of a Fund to close out a futures position depends on the availability of a liquid market in the futures contract, and such a market may not exist for a variety of reasons, including daily limits on price movements in futures markets. In the event a Fund is unable to close out a futures position because of illiquid markets, it would be required to continue to make daily variation margin payments, and could suffer losses due to market changes in the period before the futures position could be closed out.

The trading of futures contracts is also subject to the risks of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Options on futures contracts are subject to risks similar to those described above, and also to a risk of loss due to an imperfect correlation between the option and the underlying futures contract.

Investment Companies

Each Fund may invest in securities issued by other investment companies; including those of affiliated investment companies. Securities of investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rule or regulations may be amended or interpreted from time to time. The Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds will invest substantially all their assets in other Penn Series Funds. The High Yield Bond,

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Large Growth Stock and Flexibly Managed Funds also may invest cash reserves in shares of a T. Rowe Price internally-managed money market fund. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses.

The Funds may invest in Exchange Traded Funds (“ETFs”). These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Except for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocations Funds, each Fund is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.

Real Estate Securities

The Funds may invest in securities of companies that are engaged in the real estate industry. These companies include those directly engaged in the real estate industry as well as in industries serving and/or related to the real estate industry. Examples of companies in which the Funds may invest include those in the following areas: real estate investment trusts (REITs), real estate operating companies (REOCs), real estate developers and brokers, building suppliers, mortgage lenders, and companies that own, construct, finance, manage or sell commercial, industrial, or residential real estate.

REOCs are corporations that engage in the development, management or financing of real estate. REOCs are publicly traded real estate companies that are taxed at the corporate level, unlike REITs. Because REOCs reinvest earnings rather than distribute dividends to unit holders, they do not get the same benefits of lower corporate taxation that are a common characteristic of REITs. The value of a Fund’s REOC securities generally will be affected by the same factors that adversely affect a REIT, which are discussed below.

Although the Funds do not invest directly in real estate, investing in securities of companies that are engaged in the real estate industry exposes the Funds to special risks associated with the direct ownership of real estate. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates. Further, an investment in the Real Estate Securities Fund will be closely linked to the performance of the real estate markets.

REITs are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general, which are discussed above. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as

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amended (the “Code”) or its failure to maintain exemption from registration under the 1940 Act. By investing in REITs indirectly through a fund, shareholders will bear not only the proportionate share of the expenses of the fund, but also, indirectly, similar expenses of underlying REITs. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies.

Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. REITs, especially Mortgage REITs, are subject to interest rate risk. In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. This may cause the price of REITs to decline, which may affect the price of a Fund. Higher interest rates also increase the cost of financing for property purchases and improvements and may make financing more difficult to obtain. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by Mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and Equity REITs may be affected by the ability of tenants to pay rent. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties.

Investing in foreign real estate companies makes a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and a Fund will bear a proportionate share of those expenses.

Loan Participations and Assignments

The Funds may invest in loan participations and assignments (collectively “participations”). Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the Funds will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as “participating interests,” do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

Because the Funds are allowed to purchase debt securities, including debt securities at private placement, the Fund will treat loan participations as securities and not subject to its fundamental investment restriction prohibiting the Fund from making loans.

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There may not be a liquid public market for the loan participations. Hence, the Funds may be required to consider loan participations as illiquid securities and subject them to the Funds’ restriction on investing no more than 15% of assets in securities for which there is no readily available market. The Funds would initially impose a limit of no more than 5% of total assets in illiquid loan participations. The Large Cap Growth Fund currently does not intend to invest more than 5% of its assets in loan participations.

Where required by applicable SEC positions, the Funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction which prohibits investing more than 5% of Fund assets in the securities of a single issuer.

Various service fees received by the Funds from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Internal Revenue Code. Thus the sum of such fees plus any other non-qualifying income earned by the Fund cannot exceed 10% of total income.

Trade Claims

The Funds may invest up to 5% of their total assets in trade claims. Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection payments on these trade claims cease and the claims are subject to a compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

As noted above, investing in trade claims does carry some unique risks which include:

Establishing the Amount of the Claim. Frequently, the supplier’s estimate of its receivable will differ from the customer’s estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

Defenses to Claims. The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. Preference payments are all payments made by the debtor during the 90 days prior to the bankruptcy filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business. While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

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Documentation/Indemnification. Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller's credit.

Volatile Pricing Due to Illiquid Market. There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. Accordingly, trade claims may be illiquid investments.

No Current Yield/Ultimate Recovery. Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

Tax Issue. Although the issue is not free from doubt, it is likely that trade claims would be treated as non-securities investments. As a result, any gains would be considered “non-qualifying” under the Internal Revenue Code. A Fund may have up to 10% of its gross income (including capital gains) derived from non-qualifying sources.

Swap Agreements

Swap agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease a Fund’s exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a Fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a Fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the Fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a Fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from the Fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a Fund, the Fund must be prepared to make such payments when they are due. In order to help minimize risks, the Funds will earmark on the books of the Fund or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require the Funds to earmark on the books of the Fund or segregate assets in the amount of the accrued amounts owed under the swap. The Funds could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The Funds will enter into swap agreements with counterparties deemed creditworthy by the investment adviser or sub-adviser.

In addition, the Funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. The Funds may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

INVESTMENT RESTRICTIONS

The investment restrictions described below have been adopted as fundamental and non-fundamental policies of the respective Funds. Fundamental policies may not be changed without the approval of the lesser of:

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(1) 67% of a Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund’s outstanding shares. Non-fundamental policies are subject to change by Penn Series’ Board of Directors without shareholder approval. Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a Fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a Fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

Money Market Fund

Fundamental Policies:

1. Diversification. The Fund may not purchase the securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell marketable securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell marketable securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

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8. Industry Concentration. The Fund may not purchase the securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to certificates of deposit, or bankers’ acceptances.

9. Restricted or Illiquid Securities. The Fund may not purchase restricted securities, illiquid securities, or securities without readily available market quotations, or invest more than 5% of the value of its total assets in repurchase agreements maturing in more than seven days and in the obligations of small banks and savings and loan associations which do not have readily available market quotations.

Non-Fundamental Policies:

1. Equity Securities. The Fund may not purchase any common stocks or other equity securities, or securities convertible into equity securities.

2. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder.

3. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

4. Purchases on Margin. The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

5. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

6. Puts, Calls, Etc. The Fund may not invest in puts, calls, straddles, spreads, or any combination thereof.

7. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

8. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

Limited Maturity Bond Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

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3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not invest twenty-five percent or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided, however, that (a) asset backed securities will be classified according to the underlying assets securing such securities, and (b) the Fund may invest without limitation in (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

Quality Bond Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

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2. Real Estate. The Fund may not purchase or sell real estate (although it may purchase securities of companies whose business involves the purchase or sale of real estate).

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not invest twenty-five percent or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided, however, that (a) asset backed securities will be classified according to the underlying assets securing such securities, and (b) the Fund may invest without limitation in (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

9. Warrants. The Fund may not purchase a security if, as a result, more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

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3. Restricted Securities. The Fund may not purchase a security if, as a result, more than 15% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale.

4. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder.

5. Short Sales and Purchases on Margin. The Fund may not purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions subject to its policy on futures contracts below.

6. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

7. Puts, Calls, Etc. The Fund may not invest in puts, calls, straddles, spreads, or any combination thereof, except the Fund reserves the right to write covered call options and purchase put and call options.

8. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

9. Futures Contracts. The Fund may not enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

High Yield Bond Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business).

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentatalities) if, as a result, twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund’s position in issues maturing in one year or less equals 35% or more of the Fund’s total assets.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Equity Securities. The Fund may not invest more than 20% of the Fund’s total assets in common stocks (including up to 10% in warrants).

4. Purchases on Margin. The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts.

5. Futures Contracts. The Fund may not enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

6. Restricted or Illiquid Securities. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities and securities without readily available market quotations.

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7. Investment Companies. The Fund may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940 and any rules adopted thereunder or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price.

8. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result, more than 5% of the Fund’s total assets would be invested in such programs.

9. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

10. Puts, Calls, Etc. The Fund may not invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

11. Purchases when Borrowings Outstanding. The Fund may not purchase additional securities when money borrowed exceeds 5% of the Fund’s total assets.

12. Short Sales. The Fund may not effect short sales of securities.

13. Warrants. The Fund may not invest in warrants if, as a result, more than 10% of the value of the net assets of the Fund would be invested in warrants.

Flexibly Managed Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business).

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

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6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentatalities) if, as a result, twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the banking industry when the Fund’s position in issues maturing in one year or less equals 35% or more of the Fund’s total assets.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33  1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Restricted or Illiquid Securities. The Fund may not purchase a security if, as a result, more than 15% of the value of the Fund’s net assets would be invested in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities, and securities without readily available market quotations.

4. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except (i) to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder, or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price.

5. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of its total assets would be invested in such programs.

6. Short Sales and Purchases on Margin. The Fund may not effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to its policy on futures contracts below.

7. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

8. Futures Contracts. The Fund may not enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales

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plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Large Growth Stock Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

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2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Short Sales and Purchases on Margin. The Fund may not effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, and except for margin deposits made in connection with futures contracts, subject to its policy on futures contracts below.

4. Illiquid Securities. The Fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

5. Puts, Calls, Etc. The Fund may not invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund reserves the right to write covered call options and purchase put and call options.

6. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

7. Mortgaging. The Fund may not mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts.

8. Futures Contracts. The Fund may not enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Large Cap Growth Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

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4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

Large Cap Value Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell marketable securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell marketable securities that are secured by interests in real estate.

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3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentatalities) if, as a result, twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Restricted or Not Readily Marketable Securities. The Fund may not purchase a security if, as a result, more than 15% of the Fund’s total assets would be invested in: (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable.

4. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder.

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5. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

6. Short Sales and Purchases on Margin. The Fund may not effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to its policy on futures contracts below.

7. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

8. Futures Contracts. The Fund may not enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Index 500 Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or

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any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase securities of any issuer if, as a result, more than twenty- five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and tax-exempt obligations of state or municipal governments and their political subdivisions securities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (v) asset backed securities will be classified according to the underlying assets securing such securities; and (vi) the Fund may concentrate its investments to approximately the same extent that the index the Fund is designed to track concentrates in the securities of a particular industry or group of industries.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

Mid Cap Growth Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

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4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

Mid Cap Value Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

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3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

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Mid Core Value Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time (the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities.

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Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder.

4. Short Sales. The Fund may not make short sales of securities or maintain a short position except to the extent permitted by applicable law.

5. Illiquid Securities. The Fund may not invest more than 15% of its net assets (at the time of investment) in illiquid securities, except for qualifying for resale under Rule 144 of the Securities Act of 1933.

6. Derivatives. The Fund may not write, purchase or sell puts, calls, straddles, spreads or combination thereof.

Small Cap Growth Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein.

3. Commodities. The Fund may not invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon.

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

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7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not invest more than twenty-five percent or more of the value of the Fund’s total assets in the securities of issuers having their principal business activities in the same industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Purchases on Margin. The Fund may not purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options.

4. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

5. Oil and Gas Programs. The Fund may not invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs.

6. Illiquid Securities. The Fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

7. Short Sales. The Fund may not effect short sales of securities, except short sales “against the box.”

8. Mortgaging. The Fund may not mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

Small Cap Value Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein.

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3. Commodities. The Fund may not invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon.

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not invest more than twenty-five percent or more of the value of the Fund’s total assets in the securities of issuers having their principal business activities in the same industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Purchases on Margin. The Fund may not purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options.

4. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

5. Oil and Gas Programs. The Fund may not invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs.

6. Illiquid Securities. The Fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

7. Short Sales. The Fund may not effect short sales of securities, except short sales “against the box.”

8. Mortgaging. The Fund may not mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

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International Equity Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell marketable securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell marketable securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse

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repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Restricted or Not Readily Marketable Securities. The Fund may not purchase a security if, as a result, more than 15% of the Fund’s total assets would be invested in: (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable.

4. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder.

5. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

6. Short Sales and Purchases on Margin. The Fund may not effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to its policy on futures contracts below.

7. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

8. Futures Contracts. The Fund may not enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Real Estate Securities Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

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4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund will concentrate its investments in securities issued by companies in the real estate industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Illiquid Securities and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid or restricted securities (this restriction does not apply to any Rule 144A restricted security).

Balanced, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Developed International Index, Emerging Markets Equity, Small Cap Index, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds

Fundamental Policies:

Each of the above Funds may not:

1. Diversification. With respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate.

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3. Commodities. Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (this limitation shall not prevent the Fund from purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts or from investing in securities or other instruments backed by physical commodities).

4. Borrowing. Borrow money, except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

6. Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in (4) above or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

7. Lending. Make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

8. Industry Concentration. Invest twenty-five percent or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry (except that the Small Cap Index and Developed International Index Fund may purchase securities to the extent that the index the Fund is designed to track is also so concentrated).

Non-Fundamental Policies:

Each of the above Funds may not:

1. Lending. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. Borrow money, except that each Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Illiquid Securities. Invest more than 15% of its net assets in illiquid securities.

In addition to the restrictions set forth above each Fund of the Company may be subject to investment restrictions imposed under the insurance laws and regulations of Pennsylvania and other states. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of the shareholders, with the requirements as so modified.

Section 817(h) of the Internal Revenue Code requires that the assets of each Fund of the Company be adequately diversified so that Penn Mutual or its affiliated insurance companies, and not the variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts.

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Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will use its best efforts to meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. The above diversification requirements must be met within 30 days of the end of each calendar quarter.

In addition to the foregoing, the Money Market Fund will restrict its investments in accordance with the portfolio quality, diversification and maturity standards contained in Rule 2a-7 under the Investment Company Act of 1940, as such Rule is amended from time to time. See “Investment Policies—Money Market Fund” above for certain of the restrictions contained in the Rule.

GENERAL INFORMATION

Investment Advisory Services

Independence Capital Management, Inc. Independence Capital Management, Inc. (“ICMI”), a wholly-owned Penn Mutual subsidiary, serves as investment adviser to all of the Funds and performs day-to-day investment management services for the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds. See “INVESTMENT ADVISER” in the Prospectus for information regarding ICMI and investment advisory and management services provided to the Funds by ICMI.

The Money Market, Limited Maturity Bond, Quality Bond, Large Growth Stock, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund at the following annual rates: Money Market Fund, 0.20%; Limited Maturity Bond Fund, 0.30%; Quality Bond Fund, 0.35%; Large Growth Stock Fund, 0.65%; Aggressive Allocation Fund, 0.10%; Moderately Aggressive Allocation Fund, 0.10%; Moderate Allocation Fund, 0.10%; Moderately Conservative Allocation Fund, 0.10%; and Conservative Allocation Fund, 0.10%. The advisory fees for the Money Market, Quality Bond, and Large Growth Stock Funds will be reduced by 0.05% with respect to average daily net assets in excess of $100,000,000. ICMI does not receive a fee for the services it performs for the Balanced Fund. However, ICMI is entitled to receive an annual management fee from each of the underlying funds for which the Balanced Fund invests.

For providing investment advisory and management services to the High Yield Bond, Flexibly Managed, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Core Value Fund, Small Cap Value, International Equity, Real Estate Securities, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Index, and Developed International Index, the Funds pay ICMI, on a monthly basis, an advisory fee based on average daily net assets of each Fund, at the following annual rates: High Yield Bond, 0.50%; Flexibly Managed, 0.60%; Large Cap Value 0.60%; Large Cap Growth, 0.55%; Index 500, 0.07%; Mid Cap Growth, 0.70%; Mid Core Value Fund, 0.72%; Small Cap Value, 0.85%; International Equity, 0.85%; Real Estate Securities, 0.70%; Large Core Growth, 0.60%; Large Core Value, 0.60%; SMID Cap Growth, 0.75%; SMID Cap Value, 0.95%; Small Cap Index, 0.30%; and Developed International Index, 0.30%.

For providing investment advisory and management services to the Mid Cap Value Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; and 0.425% of average daily net assets in excess of $1,500,000,000.

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For providing investment advisory and management services to the Small Cap Growth Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.80% of the first $25,000,000 of average daily net assets; 0.75% of the next $25,000,000 of average daily net assets; and 0.70% of the average daily net assets in excess of $50,000,000.

For providing investment advisory and management services to the Emerging Markets Equity Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following annual rates: 1.18% of the first $2,500,000,000; and 1.00% of average daily net assets in excess of $2,500,000,000.

Wells Capital Management Incorporated. Wells Capital Management Incorporated (“Wells”) serves as sub-adviser to the Large Core Growth Fund and SMID Cap Growth Fund and performs day-to-day investment management services to the Funds. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Funds. Wells is a wholly-owned subsidiary of Wells Fargo Bank, N.A. which in turn is wholly-owned by Wells Fargo & Company, a diversified financial services company. For providing sub-advisory services to the Large Core Growth Fund, ICMI pays Wells on a monthly basis, a sub-advisory fee based on the average daily net assets of the Large Core Growth Fund, at an annual rate of 0.45% of the first $150,000,000 of average daily net assets; 0.425% of the next $150,000,000 of average daily net assets; and 0.35% of average daily net assets in excess of $300,000,000. For providing sub-advisory services to the SMID Cap Growth Fund, ICMI pays Wells on a monthly basis, a sub-advisory fee based on average daily net assets of the SMID Cap Growth Fund, at an annual rate of 0.45% of the first $50,000,000 of average daily net assets; 0.425% of the next $50,000,000 of average daily net assets and 0.40% of average daily net assets in excess of $100,000,000.

Turner Investment Partners, Inc. Turner Investment Partners, Inc. (“Turner”) serves as sub-adviser to the Mid Cap Growth Fund and Large Cap Growth Fund and performs day-to-day investment management services to the Funds. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Funds. For providing sub-advisory services to the Mid Cap Growth Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.45%. For providing sub-advisory services to the Large Cap Growth Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.40% of the first $100,000,000 of average daily net assets and 0.35% of average daily net assets in excess of $100,000,000.

Neuberger Berman Management LLC. Neuberger Berman Management LLC (“Neuberger Berman”) serves as sub-adviser to the Mid Cap Value Fund and performs day-to-day investment management services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays Neuberger Berman, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.43%.

Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management, L.P. (“GSAM”) serves as sub-adviser to the Small Cap Value Fund and performs day-to-day investment management services for the Fund. GSAM is wholly-owned by The Goldman Sachs Group, Inc. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays GSAM, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.75% of the first $50,000,000 of average daily net assets; 0.70% with respect to the next $50,000,000 of average daily net assets; and 0.65% of average daily net assets in excess of $100,000,000.

T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as sub-adviser to the Flexibly Managed, Large Growth Stock, and High Yield Bond Funds and performs day-to-day investment management services for the Funds. See “SUB-ADVISERS” in the Prospectus for more information regarding

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the sub-advisory services provided to the Funds. For providing sub-advisory services to the Funds, ICMI pays T. Rowe Price, on a monthly basis, fees based on the average daily net assets of each Fund. The fees for the Flexibly Managed and High Yield Bond Funds are paid at the following rates: 0.50% with respect to the first $250,000,000 of the combined total average daily net assets of the two Funds and 0.40% with respect to the next $250,000,000 of combined total average daily net assets of the two Funds; provided, that the fees shall be paid at the rate of 0.40% with respect to all average daily net assets of the two Funds at such time as the combined total average daily net assets of the two Funds exceed $500,000,000. The fees for the Large Growth Stock Fund are paid at the following rates: 0.40% with respect to the first $500,000,000 of the average daily net assets of the Fund; and 0.35% of the average daily net assets of the Fund in excess of $500,000,000.

T. Rowe Price has agreed to waive its monthly compensation due it under the Investment Sub-Advisory Agreement to the extent necessary to reduce its effective monthly sub-advisory fees for the Funds by the following percentages based on the combined average daily net assets of the Funds, and the certain other Penn Mutual accounts sub-advised by T. Rowe Price:

Combined Asset Levels	Percentage Fee Waiver
Between $750 million and $1.5 billion	5% fee reduction
Between $1.5 billion and $3 billion	7.5% fee reduction
Above $3 billion	10% fee reduction

Lord, Abbett & Co. LLC. Lord, Abbett & Co. LLC (“Lord Abbett”) serves as sub-adviser to the Mid Core Value Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Lord Abbett, on a monthly basis, fees based on the average daily net assets of the Fund. The fees for the Mid Core Value Fund are paid at the following rates: 0.45% with respect to the first $200,000,000 of the average daily net assets of the Fund; 0.40% with respect to the next $300,000,000 of the average daily net assets of the Fund; and 0.375% with respect to the average daily net assets of the Fund in excess of $500,000,000.

Cohen & Steers Capital Management, Inc. Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) serves as sub-adviser to the Real Estate Securities Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Cohen & Steers, on a monthly basis, an advisory fee based on the average daily net assets of the Fund. The fees are paid at the following rates: 0.40% with respect to the first $100,000,000 of the average daily net assets of the Fund; and 0.25% with respect to the average daily net assets of the Fund in excess of $100,000,000.

Vontobel Asset Management, Inc. Vontobel Asset Management, Inc. (“Vontobel”) serves as sub-adviser to the International Equity Fund and performs the day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Vontobel, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following rates: 0.50% with respect to the first $227,000,000 of the average daily net assets of the Fund; and 0.35% with respect to the average daily net assets of the Fund in excess of $227,000,000.

AllianceBernstein L.P. AllianceBernstein L.P. (“Alliance”) serves as the sub-adviser to the SMID Cap Value Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Alliance, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following annual rates: 0.95% with respect to the first $25,000,000 of the average daily net assets of the Fund; 0.75% with respect to the next $25,000,000 of the average daily net assets of the Fund; 0.65% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.55% with respect to the average daily net assets of the Fund in excess of $100,000,000.

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Eaton Vance Management. Eaton Vance Management (“Eaton Vance”) serves as the sub-adviser to the Large Core Value Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Eaton Vance, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following annual rates: 0.35% with respect to the first $150,000,000 of the average daily net assets of the Fund; 0.30% with respect to the next $250,000,000 of the average daily net assets of the Fund; and 0.25% with respect to the average daily net assets of the Fund in excess of $400,000,000.

SSgA Funds Management, Inc. SSgA Funds Management, Inc. (“SSgA FM”) serves as the sub-adviser to the Small Cap Index Fund, the Developed International Index Fund and the Index 500 Fund and performs day-to-day investment management services for the Funds. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Funds, ICMI pays SSgA FM, on a monthly basis, an advisory fee based on the average daily net assets of each Fund. The Developed International Index Fund fees are paid at the following annual rates: 0.15% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.10% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.05% with respect to the average daily net assets of the Fund in excess of $100,000,000. The Small Cap Index Fund fees are paid at the following annual rates: 0.08% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.06% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.04% with respect to the average daily net assets of the Fund in excess of $100,000,000. The Index 500 Fund fees are paid at the following annual rates: 0.05% with respect to the first $150,000,000 of the average daily net assets of the Fund; 0.04% with respect to the next $150,000,000 of the average daily net assets of the Fund; and 0.02% with respect to the average daily net assets of the Fund in excess of $300,000,000.

Morgan Stanley Investment Management, Inc. Morgan Stanley Investment Management, Inc. (“MSIM”) serves as the sub-adviser to the Emerging Markets Equity Fund and performs day-to-day investment management services for the Fund. MSIM has engaged its affiliate, Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, #16-01 Capital Square, Singapore 049481 to provide certain sub-advisory services to the Fund. In addition, MSIM has engaged its affiliate, Morgan Stanley Investment Management Limited (“MSIM Limited”), located at 25 Cabot Square, Canary Wharf, London E14 4QA, England, to provide certain sub-advisory services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays MSIM, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following annual rates: 0.80% with respect to the first $150,000,000 of the average daily net assets of the Fund; and 0.75% with respect to the average daily net assets of the Fund in excess of $150,000,000. MSIM compensates MSIM Company and MSIM Limited from the investment advisory fee paid to MSIM by ICMI.

Allianz Global Investors Capital LLC. Allianz Global Investors Capital LLC serves as sub-adviser to the Small Cap Growth Fund. As sub-adviser, Allianz Global Investors Capital LLC performs day-to-day portfolio management services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Allianz Global Investors Capital LLC, on a monthly basis, based on the average daily net assts of the Fund, a sub-advisory fee at an annual rate of 0.50% of the first $50,000,000 of average daily net assets; 0.45% of the next $50,000,000 of average daily net assets and 0.40% of average daily net assets in excess of $100,000,000.

OppenheimerFunds, Inc. OppenheimerFunds, Inc. (“Oppenheimer”) serves as sub-adviser to the Large Cap Value Fund. As sub-adviser, Oppenheimer performs day-to-day portfolio management services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Oppenheimer, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.35%.

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In the years 2010, 2009, and 2008, the advisory fees paid to ICMI by each of the Funds were as follows:

Fund	2010	2009	2008
Money Market Fund	$294,160	$369,047	$290,493
Limited Maturity Bond Fund	386,866	272,538	203,527
Quality Bond Fund	1,171,588	837,813	673,580
High Yield Bond Fund	588,761	396,556	378,293
Flexibly Managed Fund	8,351,715	6,419,407	7,511,951
Balanced Fund*	N/A	N/A	N/A
Large Growth Stock Fund	956,361	732,882	811,121
Large Cap Growth Fund	163,715	124,499	131,555
Large Core Growth Fund*	692,230	609,047	229,764
Large Cap Value Fund	902,869	720,320	992,522
Large Core Value Fund*	705,812	576,731	203,378
Index 500 Fund	173,867	147,784	157,479
Mid Cap Growth Fund	626,617	470,221	621,158
Mid Cap Value Fund	566,062	396,468	528,248
Mid Core Value Fund	323,487	238,281	289,128
SMID Cap Growth Fund*	153,370	84,881	10,972
SMID Cap Value Fund*	202,534	111,153	14,481
Small Cap Growth Fund	595,098	467,847	530,062
Small Cap Value Fund	1,210,427	963,572	1,226,358
Small Cap Index Fund*	62,617	39,680	8,809
Developed International Index Fund	136,380	66,328	10,045
International Equity Fund	2,434,074	1,908,175	2,583,158
Emerging Markets Equity Fund*	1,355,435	867,966	255,402
Real Estate Securities Fund	423,184	262,947	324,084
Aggressive Allocation Fund*	19,023	7,547	217
Moderately Aggressive Allocation Fund*	88,405	34,553	1,405
Moderate Allocation Fund*	152,938	51,644	1,950
Moderately Conservative Allocation Fund*	59,049	25,261	1,850
Conservative Allocation Fund*	39,160	18,598	1,735

*	Commencement of operations was August 25, 2008

For fiscal years 2010, 2009, and 2008, the sub-advisory fees paid by ICMI to each of the Fund’s sub-advisors were as follows:

Fund	Sub-Advisor	2010	2009	2008
High Yield Bond Fund	T. Rowe Price Associates, Inc.	$456,939	$310,734	$295,034
Flexibly Managed Fund	T. Rowe Price Associates, Inc.	$5,401,704	$4,192,624	$4,881,787
Large Growth Stock Fund	T. Rowe Price Associates, Inc.	$586,187	$446,810	$495,428
Large Cap Growth Fund	Turner Investment Partners, Inc. (8/25/2008-12/31/2010)	$119,066	$90,545	$33,136
	ABN AMRO Asset Management Inc. (1/1/2008-8/24/2008)	N/A	N/A	$66,450**
Large Core Growth Fund*	Wells Capital Management Inc.	$556,256	$489,408	$184,563
Large Cap Value Fund	OppenheimerFunds, Inc. (8/25/2008-12/31/2010)	$526,674	$420,186	$151,359
	Lord, Abbett & Co. LLC (1/1/2008-8/24/2008)	N/A	N/A	$427,323
Large Core Value Fund*	Eaton Vance Management	$534,874	$438,817	$154,397

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Fund	Sub-Advisor	2010	2009	2008
Index 500 Fund	SSgA Funds Management, Inc. (8/25/2008-12/31/2010)	$114,353	$99,448	$35,164
	Wells Capital Management (1/1/2008-8/24/2008)	N/A	N/A	$70,985
Mid Cap Growth Fund	Turner Investment Partners, Inc.	$402,825	$302,285	$403,551
Mid Cap Value Fund	Neuberger Berman Management LLC	$442,558	$309,996	$412,994
Mid Core Value Fund	Lord, Abbett & Co. LLC	$202,179	$148,926	$180,705
SMID Cap Growth Fund*	Wells Capital Management, Inc.	$92,022	$50,929	$6,583
SMID Cap Value Fund*	AllianceBernstein, L.P.	$202,255	$111,153	$14,481
Small Cap Growth Fund	Oppenheimer Capital LLC (8/25/2008-12/31/2010)	$383,456	$301,549	$92,097
	Bjurman, Barry & Associates (1/1/2008-8/24/2008)	N/A	N/A	$259,110
Small Cap Value Fund	Goldman Sachs Asset Management, L.P.	$1,000,620	$811,175	$1,012,803
Small Cap Index Fund*	SSgA Funds Management, Inc.	$16,698	$10,581	$2,349
Developed International Index Fund*	SSgA Funds Management, Inc.	$67,809	$33,164	$5,023
International Equity Fund	Vontobel Asset Management, Inc.	$1,342,766	$1,104,799	$1,398,075
Emerging Markets Equity Fund*	Morgan Stanley Investment Management, Inc. (5/1/2010-12/31/2010)	$641,367	N/A	N/A
	Van Kampen Asset Management (8/25/2008-4/30/2010)	$277,572	$588,451	$173,153
Real Estate Securities Fund	Heitman Real Estate Securities LLC (1/1/2008-12/31/2010)**	$241,820	$150,256	$185,191

*	Commencement of operations was August 25, 2008
**	Cohen & Steers Capital Management, Inc. became sub-adviser to the Fund on May 1, 2011

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own (if any) and how they are compensated.

Independence Capital Management, Inc.: Investment adviser to the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (collectively, the “Funds”).

Compensation. Peter Sherman and Keith Huckerby are compensated by the Funds’ adviser, Independence Capital Management, Inc., through an Administrative Service and Support Agreement with its parent, The Penn Mutual Life Insurance Company.

Peter Sherman and Keith Huckerby receive their compensation based upon three components. The first component is base salary, which is fixed and reviewed annually. The second component of compensation is in the form of a small performance bonus, which is based upon relative performance of the individual portfolios

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managed by the portfolio managers versus an appropriate market benchmark for each portfolio measured over both a one- and three- year time period (pre-tax). The third component of compensation is in the form of a bonus based upon a multiple of base salary and tied to specific measures of profitability goals, sales goals and expense management goals of The Penn Mutual Life Insurance Company.

Peter M. Sherman, in his capacity as Executive Vice President and Chief Investment Officer of Penn Mutual, is also eligible to participate in a deferred compensation plan that is only made available to certain individuals. Participation in the deferred compensation plan, while exclusive to only some individuals at Penn Mutual, is not solely related to fund management.

Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of the portfolio managers’ “beneficial ownership” of shares of the Funds as of December 31, 2010. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Portfolio Manager	Fund	Dollar Range of Fund Shares
Peter M. Sherman	Money Market Fund	$100,001 - $500,000
	Limited Maturity Bond Fund	NONE
	Quality Bond Fund	$100,001 - $500,000
	Balanced Fund	NONE
	Aggressive Allocation Fund	NONE
	Moderately Aggressive Allocation Fund	NONE
	Moderate Allocation Fund	NONE
	Moderately Conservative Allocation Fund	NONE
	Conservative Allocation Fund	NONE
Keith G. Huckerby	Balanced Fund	NONE
	Aggressive Allocation Fund	NONE
	Moderately Aggressive Allocation Fund	NONE
	Moderate Allocation Fund	NONE
	Moderately Conservative Allocation Fund	NONE
	Conservative Allocation Fund	NONE

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2010.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in Millions)
Keith G. Huckerby	0	$0	0	$0	0	$0
Peter M. Sherman	0	$0	0	$0	2	$7,951

Conflicts of Interests. The Portfolio Managers manage multiple accounts, including the Funds. The Portfolio Managers make decisions for each portfolio taking into account the investment objectives, policies, guidelines and other relevant considerations that are applicable to that portfolio. Independence Capital Management, Inc. believes that its written policies and procedures are reasonably designed to minimize potential conflicts of interest and to prevent material conflicts of interest that may arise when managing portfolios for multiple accounts with similar investment objectives.

Independence Capital Management, Inc. does not believe that any material conflicts of interest exist in connection with the Portfolio Managers’ management of the investments of the Funds and the investments of the Other Accounts referenced in the Table above.

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T. Rowe Price Associates (“T. Rowe Price”): Investment Sub-Adviser to the Flexibly Managed, High Yield Bond and Large Growth Stock Funds (collectively, the “Funds”).

Compensation. T. Rowe Price compensates each Fund’s portfolio manager. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Funds, as of December 31, 2010.

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2010. Total assets are based on T. Rowe Price internal records as of December 31, 2010.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets [Note: not including Funds] (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
David Giroux	3	$15,153.1	1	$101.7	0	$0
Mark Vaselkiv	6	$9,370.7	9	$589.2	13	$1,852.9
P. Robert Bartolo	9	$29,921.8	1	$208.4	9	$858.7

Conflicts of Interests. T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with a portfolio manager’s management of a Fund’s investments and the investments of the other accounts listed above. Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts

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may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed in the “Compensation” section above, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Lord, Abbett & Co. LLC (“Lord Abbett”): Investment Sub-Adviser to the Mid Core Value Fund (the “Fund”).

Compensation of Portfolio Managers: When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio managers’ investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the Fund’s peer groups maintained by rating agencies, as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of December 31, 2010.

Other Accounts of Portfolio Managers. The following table indicates for the Fund as of December 31, 2010 (or another date if indicated): (1) the number of other accounts managed by each portfolio manager who is jointly and primarily responsible for the day-to-day management of the Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment

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Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries (which include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies) unaffiliated with Lord Abbett. (The data shown below are approximate.)

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Robert P. Fetch	19	$15,759.0	6	$531.2	225	$4,886.8(1)(2)
Jeff Diamond	4	$3,465.2	0	$0	5	$84.4

(1)

Included in the number of accounts and total assets are 2 accounts with respect to which the management fees are based on the performance of the accounts; such accounts total approximately $553.2 million in total assets.

(2)	Does not include $58.7 milion for which Lord Abbett provides investment models to managed account sponsors.

Conflicts of Interest. Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio manager’s management of the investments of any Fund and the investments of the other accounts referenced in the table above.

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”): Investment Sub-Adviser to the Real Estate Securities Fund (the “Fund”).

Compensation Structure. Cohen & Steers compensates the Fund’s portfolio managers. Compensation of the Cohen & Steers’ portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Cohen & Steers’ parent, CNS. Cohen & Steers investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of Cohen & Steers investment professionals is reviewed primarily on an annual basis.

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Method to Determine Compensation. Cohen & Steers compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Cohen & Steers manages certain funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of Cohen & Steers varies in line with a portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Cohen & Steers and its affiliates. While the annual salaries of Cohen & Steers’ portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2010.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2010.

Name	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Martin Cohen*	16	$14,127.7	36	$11,540.8	42	$4,236.8
Robert H. Steers*	16	$14,127.7	36	$11,540.8	42	$4,236.8
Joseph M. Harvey*	16	$14,127.7	36	$11,540.8	42	$4,236.8
Jon Cheigh	5	$5,297.7	0	$0	16	$1,731.7

*	Two “Other Accounts” with total assets of $105,885,000 are subject to a performance-based advisory fee.

Conflicts of Interests. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to Cohen & Steers. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, Cohen & Steers strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of Cohen & Steers to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of Cohen & Steers, as applicable, and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of Cohen & Steers however not to put the interests of the CNS Accounts ahead of the interests of client accounts.

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Cohen & Steers may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Goldman Sachs Asset Management, L.P. (“GSAM”): Investment Sub-Adviser to the Small Cap Value Fund (the “Fund”).

Compensation: GSAM compensates the Fund’s portfolio managers.

Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The benchmarks for this Fund is: Russell 2000 Value Index

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation. In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Fund Shares Owned by Portfolio Managers: The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2010. Due to GSAM’s internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2010.

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Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
James (Chip) Otness	8	$4242	2	$187	38	$2008
Sally Pope Davis	2	$2557	2	$187	17	$1450
Robert Crystal	2	$2557	2	$187	17	$1450
J. Kelly Flynn	3	$3366	2	$187	17	$1450

Performance Fee Based Accounts
James (Chip) Otness	1	$39	2	$187	2	$203
Sally Pope Davis	1	$39	2	$187	1	$155
Robert Crystal	1	$39	2	$187	1	$155
J. Kelly Flynn	1	$39	2	$187	1	$155
Conflicts of Interests. GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Vontobel Asset Management, Inc. (“Vontobel”): Investment Sub-Adviser to the International Equity Fund.

Compensation. The portfolio manager for the International Equity Fund ("Fund") is compensated by the Fund’s sub-adviser, Vontobel. The firm’s portfolio managers have been strong contributors to the growth of the firm given their long tenure and the investment results they have produced. In recognition of their long-standing contribution to the growth of the business they receive a base salary which is in excess of market salary averages. In addition, they receive a percentage share in the advisory fee revenue that the assets under management in their strategies generate. The firm renegotiated the terms of employment with the Fund’s portfolio manager in 2005. As a result, part of his revenue share is now deferred for a period of three years.

The portfolio manager does not receive any compensation directly from the Fund or the Fund’s investment adviser.

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2010.

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2010.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Rajiv Jain	6	$2,555	14	$4,039	14	$3,929

*	Of these Other Accounts, 1 account with approximately $384 million in assets had performance based advisory fees.

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Conflicts of Interests. The portfolio manager is responsible for the day-to-day management of all international equity products which Vontobel Asset Management, Inc. offers. The portfolio manager has a team of analysts that conduct screening of companies that must meet Vontobel’s strict investment criteria. This screening process yields an investment universe of approximately 250 companies. Each portfolio is built using the aforementioned investment universe of companies. Vontobel sees no conflicts of interest in managing the above mentioned portfolios within the guidelines set forth by the Fund.

Neuberger Berman Management LLC (“Neuberger Berman”): Investment Sub-Adviser to the Mid Cap Value Fund (the “Fund”).

Compensation. Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing their employees. Neuberger Berman is also focused on creating a compensation process that is fair, transparent, and competitive with the market.

Compensation for portfolio managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. The bonus for a portfolio manager is determined by using a formula which may or may not contain a discretionary component. The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of Neuberger Berman’s long-term retention incentives are as follows:

Employee-Owned Equity. An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

The senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. The Neuberger Berman Group established the Contingent Compensation Plan pursuant to which a certain percentage of an employees’ compensation is deemed contingent and vests over a three-year period. Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party). The percentage of revenue a portfolio manager receives will vary based on certain revenue thresholds.

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Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2010.

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2010.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
S. Basu Mullick	4	$3,022	0	$0	3	$1,183

*	Other accounts include separate accounts, sub-advised accounts and managed accounts (WRAP).

Conflict of Interest: While the portfolio manager's management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund and the management of other accounts, which might have similar investment objectives or strategies as the Fund or track the same index the Fund tracks. Other accounts managed by the portfolio manager may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

As a result of the portfolio manager's day-to-day management of the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund's trades. While it is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund, Neuberger Berman has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both the Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when the Fund and one or more of the other mutual funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it.

Turner Investment Partners, Inc. (“Turner”): Investment Sub-Adviser to the Mid Cap Growth Fund and Large Cap Growth Fund (collectively, the “Funds”).

Compensation. Turner’s compensation program is designed to promote excellence, accountability and teamwork. Portfolio managers are compensated for superior investment results, not the level of assets in a strategy. The analyst role is compensated based upon the performance of individual stocks recommendations, within an industry specialty, that make it into a portfolio. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Merit bonuses are capped at a multiple of base salary, and measured against the applicable Russell Midcap Growth Index or the Russell 1000 Growth Index, equally weighted over the 1, 3, 5-year and inception to-date periods to discourage undue risk in execution. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Finally, all of our investment professionals are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies. Each employee has the opportunity to become an equity owner, which we believe is a key factor in promoting accountability and in attracting and retaining top-tier professionals within all areas of the firm.

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Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Funds as of December 31, 2010.

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2010.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher McHugh	9	$2.8 billion	23	$307 million	18	$930 million
	1*	$ 45 million*	1*	$ 43 million*	3*	$ 245 million*
Robert E. Turner	6	$841 million	22	$452 million	72	$6.7 billion
	1*	$ 51 million*	0*	$ 0*	4*	$ 285 million*

*	These accounts are subject to performance-based advisory fees.

Conflicts of Interests. As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Funds where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Wells Capital Management Incorporated (“WellsCap”): Investment Sub-Adviser to the Large Core Growth and SMID Cap Growth Funds (collectively, the “Funds”).

Compensation. WellsCap compensates each Fund’s portfolio manager.

The compensation structure for WellsCap’s portfolio manager includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio manager may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectus.

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Funds as of December 31, 2010.

Other Accounts. In addition to the Funds, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2010.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Thomas Pence	15	$6,302	2	$33	173	$7,063

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Conflicts of Interests. A WellsCap’s portfolio manager often provides investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

AllianceBernstein L.P. Investment Sub-Adviser to the SMID Cap Value Fund (the “Fund”).

Compensation. AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under the AllianceBernstein’s Incentive Compensation Awards Plan (“deferred awards”): The Adviser’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards which are in the form of AllianceBernstein’s publicly traded units vest over a four-year period and are generally forfeited if the employee resigns of AllianceBernstein terminates his/her employment.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2010.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2010.

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Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Joseph Gerard Paul	150	$28,855	238	$14,035	33,197	$63,320
James MacGregor	148	$28,851	224	$12,258	33,197	$63,320
Andrew Weiner	60	$11,420	50	$1,580	32,840	$18,961

Performance Fee Based Accounts
Joseph Gerard Paul	3	$6,848	9	$465	43	$5,079
James MacGregor	3	$6,848	6	$408	43	$5,079
Andrew Weiner	1	$3,915	0	$0	5	$181

Conflicts of Interests.

Investment Professional Conflict of Interest Disclosure. As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients

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and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Eaton Vance Management. Investment Sub-Adviser to the Large Core Value Fund (the “Fund”).

Compensation.

Structure. Compensation paid by Eaton Vance to its portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s nonvoting common stock and restricted shares of Eaton Vance Corp.’s nonvoting common stock. Eaton Vance’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all Eaton Vance employees. Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of Eaton Vance Corp.

Methods to Determine Compensation. Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter

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periods. Performance is evaluated on a pre-tax basis. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment-industry compensation surveys, and utilizes survey data as a factor in determining salary, bonus, and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses, and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of Eaton Vance’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2010.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2010.

Name	Registered Investment Companies[1]		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in Millions	Number of Accounts	Total Assets in Millions	Number of Accounts[2]	Total Assets in Millions
Michael R. Mach	13	$24,110.7	11	$1,450.5	84	$5,790.5
Matthew F. Beaudry	12	$23,066.2	11	$1,450.5	84	$5,790.0
John D. Crowley	13	$24,110.7	11	$1,450.5	84	$5,790.5
Stephen J. Kaszynski	12	$23.066.2	11	$1,450.5	84	$5,790.0

1 “Registered Investment Companies” includes all such companies advised/sub-advised by Eaton Vance.

2 For “Other Accounts” that are part of a wrap program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides services rather than the number of individual accounts within each wrap program.

Conflicts of Interests. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Eaton Vance’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

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SSgA Funds Management, Inc. Investment Sub-Adviser to the Small Cap Index, Developed International Index and Index 500 Funds (collectively, the “Funds”).

Compensation. The compensation of SSgA FM’s Investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. Further note that the employee’s manager, in conjunction with the senior management of the employee’s business unit, would be responsible for individual compensation decisions. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Funds as of December 31, 2010.

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The following table reflects the accounts managed by the Global Equity Beta Solutions Team as of December 31, 2010.

Name*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Lynn Blake, CFA*	96	$78.67	254	$288.50	294	$263.02
John Tucker, CFA*	96	$78.67	254	$288.50	294	$263.02

*	Please note that the passive equity assets are managed on a team basis. This table refers to accounts of State Street Global Advisors (“SSgA”). SSgA FM and other advisory affiliates of State Street Corporation make up SSgA, the investment arm of State Street Corporation.

Conflicts of Interests. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Funds maintained their positions in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when

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the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. The potential conflicts described are applicable to SSgA FM as our portfolio managers manage several accounts with similar guidelines and differing fee schedules.

Morgan Stanley Investment Management Inc. Investment Sub-Adviser to the Emerging Markets Equity Fund (the “Fund”).

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•

Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation in certain situations such as a material restatement of Morgan Stanley’s financial statement or losses on certain trading positions, investments or holdings.

•

Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Investment Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include but are not limited to performance (team, product, Morgan Stanley Investment Management and individual), revenues generated by the fund/accounts managed by the portfolio manager, assets managed by the portfolio manager, market compensation survey research by independent third parties and other qualitative factors, such as contributions to client objectives.

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Fund Shares Owned by Portfolio Manager. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2010.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2010.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Ruchir Sharma	11	$5,353	7	$4,635	21	*	$6,331
James Cheng	12	$6,344	6	$3,653	28	*	$13,654
Paul Psaila	8	$4,430	5	$3,673	21	*	$6,331
Eric Carlson	7	$4,127	5	$3,673	21	*	$6,331
Ana Cristina Piedrahita	7	$4,379	6	$4,426	26	**	$8,979

*	Of these Other Accounts, 4 accounts with approximately $1,931 million in assets had performance based advisory fees.
**	Of these Other Accounts, 6 accounts with approximately $4,025 million in assets had performance based advisory fees.

Conflicts of Interests. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Morgan Stanley may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent Morgan Stanley has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in Morgan Stanley’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If Morgan Stanley manages accounts that engage in short sales of securities of the type in which the Fund invests, Morgan Stanley could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Morgan Stanley has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Allianz Global Investors Capital LLC: Investment Sub-Adviser to the Small Cap Growth Fund (the “Fund”).

Compensation. Allianz Global Investors Capital LLC compensates the Fund’s portfolio manager.

AGI Capital’s compensation plan is designed specifically to be aligned with the interests of our clients. We aim to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, we offer both short- and long-term incentive plans.

Compensation and Investment Performance

Short-term incentive pools for investment teams are annual discretionary bonuses funded by the firm’s revenue and allocated based on the performance of the strategies and the teams. The percentage allocated to an investment team is adjusted to reflect performance relative to the benchmark over one-, three- and five- year periods (the timeframe may vary depending on the strategy). The team pools are then subjectively allocated to team members based on individual contributions to client accounts. This revenue sharing arrangement directly aligns compensation with investment performance.

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Long-Term Incentive Plan

A Long-Term Incentive Plan provides rewards to certain key staff and executives of AGI Capital and the other AGI companies to promote long-term growth and profitability. The Plan is based on the firm’s operating earnings growth of both AGI Capital and AGI, has a three-year vesting schedule and is paid in cash upon vesting.

Ownership Interest

Managing Directors at AGI Capital are provided with an interest that shares in the future growth and profitability of AGI Capital. Each unit is designed to deliver an annual distribution and a value based on the growth in profits. The plan has a five-year vesting schedule.

The long-term components of our compensation structure are designed to link successful investment performance and longer-term company performance with participant pay, further motivating key employees to continue making important contributions to the success of our business.

Overall, we believe that competitive compensation is essential to retaining top industry talent. With that in mind, we continually reevaluate our compensation policies against industry benchmarks. Our goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms such as McLagan and ECS (Watson Wyatt Data Services).

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Fund as of December 31, 2010.

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to performance-based advisory fees. The information below is provided as of December 31, 2010.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michael Corelli	8	$768.4	0	$0	14	$439.5

Conflicts of Interests. Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

Allianz Global Investors Capital has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

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When Allianz Global Investors Capital considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, Allianz Global Investors Capital’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Allianz Global Investors Capital considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. Allianz Global Investors Capital attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one investment adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. Allianz Global Investors Capital has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. Allianz Global Investors Capital maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund’s portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide Allianz Global Investors Capital with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, Allianz Global Investors Capital has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided by the fund.

The Fund’s portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund’s portfolio manager may also manage other accounts

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(including their personal assets or the assets of family members) in their personal capacity. The Allianz Global Investors Capital’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Allianz Global Investors of America’s Code of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of Allianz Global Investors Capital will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

OppenheimerFunds, Inc. (“Oppenheimer”): Investment Sub-Adviser to the Large Cap Value Fund (the “Fund”).

Compensation. Oppenheimer compensates the Fund’s portfolio manager. Under Oppenheimer’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers and analysts’ interests with the success of the funds and accounts and their shareholders. The portfolio manager’s compensation consists of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer’s holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer’s deferred compensation plan. To help Oppenheimer attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper—Large Cap Value Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The portfolio manager’s compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the portfolio manager. The compensation structure of the other funds and accounts managed by the portfolio managers are the same as the compensation structure of the Fund, described above.

Fund Shares Owned by Portfolio Manager. The portfolio manager does not beneficially own any shares of the Fund as of December 31, 2010.

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to performance-based advisory fees. The information below is provided as of December 31, 2010.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)*
Mitch Williams	8	$3,099	0	$0	4	$205

*	Does not include personal accounts of the portfolio manager and his family, which are subject to Oppenheimer Fund Inc.’s Code of Ethics.

Conflicts of Interests. As of December 31, 2010, and as indicated above, the portfolio manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, the portfolio manager may need

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to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the portfolio manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the portfolio manager than the fee structure of the Fund, the portfolio manager could have an incentive to favor the other fund or account. However, the sub-adviser’s compliance procedures and Code of Ethics recognize the portfolio manager’s obligations to treat all of his clients, including the Fund, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Fund’s portfolio manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

Administrative and Corporate Services

Penn Mutual provides administrative and corporate services to Penn Series and receives a fee from Penn Series for those services equal to the annual rate of 0.15% of each Fund’s average daily net assets. The administrative and corporate services include: (a) maintenance of records pertaining to Penn Series’ affairs, except those that are required to be maintained by Penn Series’ investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent; (b) preparation of certain filings, reports and proxy statements required by the federal securities laws; (c) preparation of Penn Series’ federal and state tax returns and any other filings required for tax purposes other than those required to be made by Penn Series’ custodian, transfer agent, accounting services agent, or investment adviser; (d) such services as Penn Series’ Board of Directors may require in connection with its oversight of Penn Series’ investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent, including the periodic collection and presentation of data concerning the investment performance of Penn Series’ various investment portfolios; (e) the organization of all meetings of Penn Series’ Board of Directors; (f) the organization of all meetings of Penn Series’ shareholders; (g) the collection and presentation of any financial or other data required by Penn Series’ Board of Directors, accountants, or counsel; (h) the preparation and negotiation of any amendments to, or substitutes for, the present agreements with Penn Series’ investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent; and (i) various shareholder services functions, including: maintaining accounts; processing purchase, exchange, redemption, and systematic allocation requests; processing disbursements related to loans, withdrawals, surrenders, or claims; forwarding shareholder communications from the Funds; providing recordkeeping services; and maintaining toll free telephone lines. Penn Mutual also bears certain expenses in connection with the services it renders as administrative and corporate services agent, including all rent and other expense involved in the provision of office space for Penn Series and in connection with Penn Mutual’s performance of its services as administrative and corporate services agent.

For fiscal years 2010, 2009, and 2008, the administrative fees waived and the administrative fees paid to Penn Mutual pursuant to the terms of the administrative and corporate service agreement by each of the Funds were as follows:

	Administrative Fees Waived			Administrative Fees Paid
Fund	2010	2009	2008	2010	2009	2008
Money Market Fund	$721	$3,272	N/A	$244,160	$319,047	$240,548
Limited Maturity Bond Fund	N/A	N/A	N/A	$193,433	$136,269	$101,764
Quality Bond Fund	N/A	N/A	N/A	$560,794	$393,907	$311,790
High Yield Bond Fund	N/A	N/A	N/A	$176,628	$118,967	$113,488
Flexibly Managed Fund	N/A	N/A	N/A	$2,087,929	$1,604,852	$1,877,988
Balanced Fund*	$36,499	$39,583	N/A	$91,319	$82,209	$32,959
Large Growth Stock Fund	N/A	N/A	N/A	$226,590	$171,050	$190,616
Large Cap Growth Fund	N/A	$26,974	N/A	$44,650	$33,955	$35,879

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	Administrative Fees Waived			Administrative Fees Paid
Fund	2010	2009	2008	2010	2009	2008
Large Core Growth Fund*	N/A	N/A	N/A	$185,419	$163,136	$61,554
Large Cap Value Fund	N/A	N/A	N/A	$225,717	$180,080	$248,131
Large Core Value Fund*	N/A	N/A	N/A	$230,156	$188,064	$66,319
Index 500 Fund	$26,437	$52,489	$43,804	$372,572	$316,681	$337,456
Mid Cap Growth Fund	N/A	$8,638	$14,725	$134,275	$100,762	$133,105
Mid Cap Value Fund	N/A	N/A	N/A	$154,380	$108,128	$144,068
Mid Core Value Fund	N/A	N/A	N/A	$67,393	$49,642	$60,235
SMID Cap Growth Fund*	N/A	N/A	N/A	$30,674	$16,976	$2,194
SMID Cap Value Fund*	N/A	N/A	N/A	$31,979	$17,550	$2,286
Small Cap Growth Fund	N/A	N/A	N/A	$119,485	$92,305	$105,701
Small Cap Value Fund	N/A	N/A	N/A	$213,605	$170,042	$216,416
Small Cap Index Fund*	N/A	N/A	N/A	$31,308	$19,840	$4,404
Developed International Index Fund*	N/A	N/A	N/A	$68,190	$33,164	$5,023
International Equity Fund	N/A	N/A	N/A	$429,542	$336,737	$455,858
Emerging Markets Equity Fund*	N/A	N/A	N/A	$172,301	$110,334	$32,466
Real Estate Securities Fund	N/A	N/A	N/A	$90,682	$56,346	$69,447
Aggressive Allocation Fund*	N/A	N/A	N/A	$28,535	$11,321	$326
Moderately Aggressive Allocation Fund*	N/A	N/A	N/A	$132,608	$51,829	$2,107
Moderate Allocation Fund*	N/A	N/A	N/A	$229,407	$77,451	$2,926
Moderately Conservative Allocation Fund*	N/A	N/A	N/A	$88,573	$37,892	$2,774
Conservative Allocation Fund*	N/A	N/A	N/A	$58,739	$27,898	$2,602

*	Commencement of operations was August 25, 2008.

Accounting Services

BNY Mellon Investment Servicing Inc. (“BNY”) serves as the accounting services agent to Penn Series. BNY provides certain accounting and related services to Penn Series, including: (a) the maintenance for each Fund’s daily trial balance, general ledger, subsidiary records, capital stock accounts (other than those maintained by the transfer agent for Penn Series), investment ledger and all other books, accounts and other documents which Penn Series is required to maintain and keep current pursuant to Rule 31a-1(a) and (b) under the 1940 Act (other than those documents listed in subparagraph (4) of Rule 31a-1(b)); (b) the daily valuation of the securities held by, and the net asset value per share of, each Fund; (c) the preparation of such financial information as may reasonably be necessary for reports to shareholders, the Board of Directors and officers, the Securities and Exchange Commission and other federal and state regulatory agencies; and (d) the maintenance of all records for each Fund that may reasonably be required in connection with the audits of such Fund. The fee for the accounting services is based on a predetermined percentage of daily average net assets of each Fund.

For fiscal years 2010, 2009, and 2008, the accounting fees paid by each of the Funds were as follows:

Fund	2010	2009	2008
Money Market Fund	$101,387	$126,349	$100,161
Limited Maturity Bond Fund	$84,478	$63,307	$47,490
Quality Bond Fund	$192,159	$150,654	$123,930
High Yield Bond Fund	$78,876	$55,488	$52,961
Flexibly Managed Fund	$418,391	$353,980	$390,398
Balanced Fund*	$12,001	$9,923	$603
Large Growth Stock Fund	$95,530	$76,490	$83,001
Large Cap Growth Fund	$27,499	$27,499	$27,501
Large Core Growth Fund*	$81,806	$74,097	$27,428
Large Cap Value Fund	$95,239	$79,854	$102,673

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Fund	2010	2009	2008
Large Core Value Fund*	$96,719	$82,617	$29,150
Index 500 Fund	$144,191	$125,560	$132,485
Mid Cap Growth Fund	$62,497	$47,022	$61,763
Mid Cap Value Fund	$71,071	$50,459	$65,863
Mid Core Value Fund	$31,410	$27,500	$30,012
SMID Cap Growth Fund*	$27,499	$22,738	$1,382
SMID Cap Value Fund*	$27,499	$22,738	$1,382
Small Cap Growth Fund	$55,760	$43,083	$49,363
Small Cap Value Fund	$91,202	$76,387	$92,086
Small Cap Index Fund*	$27,499	$22,738	$1,382
Developed International Index Fund*	$48,001	$39,690	$2,413
International Equity Fund	$191,817	$154,695	$202,343
Emerging Markets Equity Fund*	$88,869	$58,821	$17,315
Real Estate Securities Fund	$42,318	$29,493	$34,008
Aggressive Allocation Fund*	$12,001	$9,923	$603
Moderately Aggressive Allocation Fund*	$12,001	$9,923	$603
Moderate Allocation Fund*	$15,201	$9,923	$603
Moderately Conservative Allocation Fund*	$12,001	$9,923	$603
Conservative Allocation Fund*	$12,001	$9,923	$603

*	Commencement of operations was August 25, 2008.

Limitation on Fund Expenses

See “EXPENSES AND LIMITATIONS” in the Prospectus for information on limitations on expenses of the Funds.

Portfolio Transactions

Decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund are made by the respective investment adviser or sub-adviser of that Fund. Each Fund’s adviser or sub-adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Most purchases and sales of portfolio debt securities are transacted with the issuer or with a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by a Fund. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. Occasionally, a Fund may make purchases of underwritten debt issues at prices which include underwriting fees.

In purchasing and selling portfolio securities, the policies of the investment advisers and sub-adviser are to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute a Fund’s portfolio transactions, the investment advisers and sub-advisers will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the adviser, sub-adviser or the Fund.

Any of the investment advisers or sub-advisers may effect principal transactions on behalf of a Fund with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities may be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal or

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agent. A Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

The investment advisers and sub-advisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each investment adviser’s and sub-adviser’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

With regard to payment of brokerage commissions, the investment advisers and sub-advisers have adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, as amended, which permit investment advisers to cause a fund or portfolio to pay a commission in excess of the rate another broker or dealer would have charged for the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination to pay commissions may be made in terms of either the particular transaction involved or the overall responsibilities of the adviser or sub-adviser with respect to the accounts over which it exercises investment discretion. In some cases, research services are generated by third parties, but are provided to the advisers and sub-advisers by or through brokers and dealers. The advisers and sub-advisers may receive research service in connection with selling concessions and designations in fixed price offerings in which the Fund participates.

In allocating brokerage business the advisers and sub-advisers annually assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of their clients on the basis of these assessments. The advisers and sub-advisers seek to evaluate the brokerage and research services they receive from broker-dealers and make judgements as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services. The advisers and sub-advisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services. However, commission rates are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the advisers and sub-advisers receive research services they might otherwise have had to perform for themselves. The advisers and sub-advisers may use research services furnished by broker-dealers in servicing all of their investment advisory accounts, including the Funds, and accordingly, not all such services may necessarily be used by the advisers and sub-advisers in connection with the Funds.

Some of the investment adviser’s and sub-adviser’s other clients have investment objectives and programs similar to those of the Funds. An investment adviser or sub-adviser may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is each of the investment adviser’s and sub-adviser’s policy not to favor one client over another in making recommendations or in placing orders. If two or more of an investment adviser’s or sub-adviser’s clients are purchasing a given security at the same time from the same broker-dealer, the investment adviser or sub-adviser will average the price of the transactions and allocate the average among the clients participating in the transaction.

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The following table shows the amount of brokerage commissions paid by each fund listed. In addition the table shows the total amount of transactions allocated and commissions paid to brokers who provided research services.

	Total Brokerage Commissions Paid**			Total Amount of Transactions Allocated to Brokers who Provided Research Services		Total Amount of Commissions Paid to Brokers Who Provided Research Services
	2010	2009	2008	2010	2009	2010	2009
Money Market Fund	$0	$0	$0	N/A	N/A	N/A	N/A
Limited Maturity Bond Fund	0	0	0	N/A	N/A	N/A	N/A
Quality Bond Fund	0	0	0	N/A	N/A	N/A	N/A
Large Cap Value Fund	290,219	293,357	400,395	293,867,571	N/A	263,569	N/A
Small Cap Growth Fund	332,827	351,466	415,702	36,351,678	28,780,943	61,333	55,271
Small Cap Value Fund	174,179	341,016	313,041	88,342,201	76,302,732	139,220	169,406
Real Estate Securities Fund	210,210	176,473	91,817	97,206,605	36,349,545	120,161	59,048
Mid Core Value Fund	43,449	80,173	30,661	N/A	N/A	N/A	N/A
Mid Cap Value Fund	90,101	106,099	160,162	6,562,306	11,549,070	8,202	24,360
Flexibly Managed Fund	2,174,450	2,756,275	2,480,106	145,350,443	118,898,278	43,361	1,251
Large Growth Stock Fund	90,653	151,420	107,246	11,812,608	11,209,875	3,120	3,334
High Yield Bond Fund	676,238	664,561	210,581	300,055	100,016	220	105
Mid Cap Growth Fund	180,567	165,152	227,451	46,412,400	31,604,309	28,494	30,440
Large Cap Growth Fund	89,442	55,829	83,030	25,059,445	9,296,146	17,071	6,971
International Equity Fund	314,236	374,953	924,587	50,999,382	48,704,386	87,675	69,976
Large Core Growth Fund*	267,730	424,519	167,998	186,791,691	208,880,483	234,307	344
SMID Cap Growth Fund*	51,759	51,974	10,722	27,022,419	18,653,667	47,468	N/A
Large Core Value Fund*	71,513	122,009	126,496	7,832,391	N/A	3,255	N/A
SMID Cap Value Fund*	33,767	22,110	4,088	19,097,666	9,259,829	15,961	13,045
Emerging Markets Equity Fund*	284,173	196,024	106,571	N/A	N/A	N/A	N/A
Small Cap Index Fund*	2,404	13,155	2,030	N/A	N/A	N/A	N/A
Developed International Index Fund	6,961	10,417	7,410	N/A	N/A	N/A	N/A
Index 500 Fund	4,212	11,043	21,558	N/A	N/A	N/A	N/A

*	Commencement of operations was August 25, 2008
**	Including the discounts received by securities dealers in connection with underwritings, if any.

With respect to the International Equity Fund, the brokerage commissions were higher in 2008 than 2009 and 2010 due to the higher volatility in the markets in 2008 and the increase in the frequency in which the Fund’s portfolio was rebalanced in 2008.

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The following table shows the total amount of brokerage commission paid to an affiliate of the Funds. In addition, the table shows the amount of brokerage commissions paid to affiliates of the Funds as a percentage of the dollar amount of brokerage commissions and as a percentage of the dollar amount of total brokerage transactions.

	Total Brokerage Commissions Paid to an Affiliate ($)			Percent of Total Brokerage Commissions Paid to an Affiliate	Commissions Paid to Affiliates as a Percent of Dollar Amount of Total Brokerage Transactions
	2010	2009	2008	2010	2010
Small Cap Value Fund	3,567	N/A	3,456	2.05%	3.24%
Mid Cap Value Fund	N/A	N/A	7,249	N/A	N/A
Flexibly Managed Fund	1420	1,708	2,961	0.07%	0.00%
Large Growth Stock Fund	90	N/A	83	0.10%	0.00%
Large Core Value Fund*	N/A	59	N/A	N/A	N/A
Emerging Markets Equity Fund*	8,739	4,699	1,074	3.08%	0.14%

*	Commencement of operations was August 25, 2008

For the period between August 25, 2008 (the Funds’ inception date) and December 31, 2008 and the fiscal years ended December 31, 2009 and December 31, 2010, the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative and Conservative Allocation Funds did not pay any brokerage commissions.

Regular Broker-Dealers. A Fund’s regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Fund shares. During the fiscal year ended December 31, 2010, the following Funds purchased securities issued by their regular broker-dealers:

Fund	Regular Broker-Dealer	Value of Portfolio Holdings as of 12/31/10
Large Cap Growth Fund	JP Morgan	$0
Large Cap Value Fund	Goldman, Sachs & Co.	$1,683,282
	JP Morgan Securities Inc.	$6,633,215
Index 500 Fund	Bank of America Merrill Lynch	$3,068,666.90
	Goldman Sachs	$1,957,886.88
	Morgan Stanley Group	$935,017.23
Small Cap Value Fund	Knight Securities	$697,485
Small Cap Index Fund	Knight Securities	$26,132.00
Developed International Index Fund	UBS	$281,919.00
	RBS - Bank	$47,398.00
	Societe Generale Group	$156,098.00

Portfolio Turnover

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (“short-term securities”) are excluded.

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A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. Typically, funds with high turnover (such as 100% or more) tend to generate higher transaction costs, such as brokerage commissions, which may lower fund performance. A fund’s portfolio turnover rate is in the financial highlights table in its Prospectus.

With respect to the Limited Maturity and Quality Bond Funds, the portfolio turnover ratio was higher in 2008 than 2009 and 2010 due to the management team looking for inefficiencies in the market during 2008, and the sale of securities when they felt they were fully priced.

With respect to the Large Cap Growth and Large Cap Value Funds, the portfolio turnover ratio was higher in 2008 than 2009 and 2010 due to the change in sub-advisers that occurred during 2008 and the resulting repositioning of each Fund’s portfolio.

With respect to the International Equity Fund, the portfolio turnover ratio was higher in 2008 than 2009 and 2010 due to the higher volatility in the markets in 2008 and the increase in the frequency in which the Fund’s portfolio was rebalanced in 2008.

With respect to the Real Estate Securities Fund, the portfolio turnover ratio was higher in 2009 than 2008 due to the dramatic increase in market volatility in the REIT sector.

With respect to the Mid Core Value Fund, the portfolio turnover ratio was higher in 2009 than 2008 and 2010 due to the change in portfolio managers that occurred during 2009 and the resulting repositioning of the Fund’s portfolio.

Directors and Officers

The business and affairs of Penn Series, which include all twenty nine portfolios, are managed under the direction of its Board of Directors. The Board of Directors currently has seven members. Six of the members are not “interested persons” of Penn Series as defined in the Investment Company Act of 1940, as amended. One of the members is an employee of Penn Mutual and is, therefore, an “interested person.” The address for each Penn Series Director and Officer is c/o The Penn Mutual Life Insurance Company, 600 Dresher Road, Horsham, PA 19044.

Directors Who Are Not Interested Persons of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director During Past 5 Years
Eugene Bay (born 1937)	Director	No set term; served since 1993.	Retired. President, Colgate Rochester Crozer Divinity School (until June 2010); Trustee, College of Wooster 1988 – 2009; Pastor Emeritus, Bryn Mawr Presbyterian Church, Bryn Mawr, PA (1987 – October 2004).	29	N/A

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Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director During Past 5 Years
David B. Pudlin (born 1949)	Director	No set term; served since 2009.	Attorney, Hangley Aronchick Segal & Pudlin (law firm)	29	N/A
Charles E. Mather III (born 1934)	Director	No set term; served since 2002.	Insurance Broker/Consultant, Mather & Co., a division of Bollinger Inc.; Insurance Broker, Mather & Co. (1960 – Nov. 2006).	29	Director, The Finance Company of Pennsylvania (investment company)
M. Donald Wright (born 1935)	Director	No set term; served since 1988.	Accountant, Wright Consultants, Bryn Mawr, PA (financial planning and consulting).	29	N/A
Rebecca C. Matthias (born 1953)	Director	No set term; served since 2010.	Retired. President, Destination Maternity Corporation (clothing) (1982 – September 2010).	29	Director, CSS Industries; Director, Destination Maternity Corporation
Archie C. MacKinlay (born 1955)	Director	No set term; served since 2010.	Professor of Finance, Wharton School, Universtity of Pennsylvania (1984 – Present).	29	N/A

Directors Who Are Interested Persons of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director During Past 5 Years
Eileen C. McDonnell (born 1962)	Director	No set term; served since 2010.	Chief Executive Officer (2011 – Present), President (2010 – Present), Executive Vice President and Chief Marketing Officer (2008-2010), The Penn Mutual Life Insurance Company; Professor (2007-2008), The American College; President (2003-2006), New England Financial (insurance).	29	N/A

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Officers of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Peter M. Sherman (born 1952)	President	No set term; served since 2000.	Chairman and President of Independence Capital Management Inc.; Executive Vice President and Chief Investment Officer, The Penn Mutual Life Insurance Company (since 1998).
Kathleen P. Vandy (born 1960)	Secretary	No set term; served since 2008.	Corporate Counsel, The Penn Mutual Life Insurance Company (1999 to present); Secretary of Independence Capital Management Inc. (since May 2008).
Salvatore R. Faia (born 1962)	Chief Compliance Officer	No set term; served since 2009.	President, Vigilant Compliance Services.
Robert Dellacroce (born 1963)	Treasurer	No set term; served since 2009.	Treasurer, The Penn Mutual Life Insurance Company (since 2009); Treasurer, Independence Capital Management, Inc. (since 2009); Unit Leader, SEI Investments Operations (15 years).
John Heiple (born 1973)	Assistant Treasurer	No set term; served since 2004.	Supervisor, Variable Products Financial Reporting, The Penn Mutual Life Insurance Company (since 2003).
Patricia M. Chiarlanza (born 1965)	Assistant Treasurer	No set term; served since 2001.	Treasurer of Independence Capital Management, Inc. (since 2008); Assistant Treasurer, The Penn Mutual Life Insurance Company (since May 2001), Intermediate/Senior Supervisor/Manager (May 1991 – present) The Penn Mutual Life Insurance Company.

Mr. Pudlin’s wife is an executive officer of PNC Financial Services Group, Inc. (“PNC”). Prior to July 1, 2010, PNC was the parent company of the Company’s accounting agent, the entity formerly known as PNC Global Investment Servicing Inc. (“PNC Global”) and the Company’s custodian, PFPC Trust Company (“PFPC”). For fiscal years 2009 and 2010, the fees paid by the Company to BNY, the current accounting agent, and PNC Global were $2,697,517 and $2,889,573, respectively. For fiscal years 2009 and 2010, the custodial fees paid by the Company to PFPC were $1,732,840 and 1,799,225, respectively.

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Standing Committees of Board of Directors

The Board of Directors has an Executive Committee currently consisting of Messrs. Mather and Pudlin and Ms. McDonnell. Subject to limits under applicable law, during intervals between meetings of the Board, the Committee may exercise the powers of the Board. The Executive Committee did not meet during the Company’s 2010 fiscal year and did not exercise any power of the Board.

The Board of Directors has an Audit Committee currently consisting of Messrs. Wright, Pudlin, and Mather and Ms. Matthias. The Audit Committee is charged with exercising vigilant and informed oversight of Penn Series’ financial reporting process, including internal controls, and reporting its findings to the Board. The Audit Committee held four meetings during the Company’s 2010 fiscal year.

The Board of Directors has a Nominating Committee currently consisting of Messrs. Wright, Pudlin and Bay. The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board. The Nominating Committee would consider nominees recommended by shareholders, if such nominations were submitted in writing and addressed to the Nominating Committee at the Company’s office in conjunction with a shareholder meeting to consider the election of Directors. The Nominating Committee meets periodically, as necessary, and met three times during the Company’s 2010 fiscal year.

Board Responsibilities for Overseeing Risk Management

The management and affairs of the Company and each of Funds are supervised by the Directors under the laws of the State of Maryland. The Board of Directors is responsible for overseeing the Company and each of its Funds. The Board has approved contracts under which certain companies provide essential management services to the Funds.

Like most mutual funds, the day-to-day business of the Company, including the management of risk, is performed by third party service providers, such as the adviser, sub-advisers, and administrator. The Directors are responsible for overseeing the Company’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Company. Under the overall supervision of the Board and the Audit Committee, the Company or the service providers to the Company employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Company’s business (e.g., the adviser and sub-advisers are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business.

The Directors’ role in risk oversight begins before the inception of a Fund, at which time the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the adviser and sub-adviser provide the Board with an overview of, among other things, their investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function with respect to a Fund by monitoring risks identified during regular and special reports made to the Board, as well as regular and special reports made to the Audit Committee. In addition to monitoring such risks, the Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the adviser and the sub-advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreements

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with the adviser and sub-advisers, the Board meets with the adviser and sub-advisers to review such services. Among other things, the Board regularly considers the adviser’s and sub-adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments.

The Board meets regularly with the Company’s Chief Compliance Officer to review and discuss compliance issues and risk assessments. At least annually, the Company’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Company’s policies and procedures and those of its service providers, including the adviser, sub-advisers and administrator. The report addresses the operation of the policies and procedures of the Company and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Company’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Company’s Valuation Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Company’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Company’s internal controls. Additionally, in connection with its oversight function, the Board oversees Company management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Company in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods, and the Company’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Company and the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Company’s investment management and business affairs are carried out by or through the Company’s adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Board Leadership Structure

The Chairman of the Board, Eileen C. McDonnell, is an interested person of the Company as that term is defined in the 1940 Act. The Company does not have a single lead independent Director. The Company has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Company. The Company made this determination in consideration of, among other things, the fact that the Directors who are not interested persons of the Company (i.e., “independent Directors”) constitute a super-majority (86%) of the Board, the fact that the chairpersons of the Audit and Nominating Committees of the Board are independent Directors, the amount of assets under management in the Company, and the number

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of Funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Directors from Company management.

Individual Director Qualifications

The Company has concluded that each of the Directors should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Company’s shareholders. The Company has concluded that each of the Directors should serve as a Director based on their own experience, qualifications, attributes and skills as described below.

The Company has concluded that Ms. McDonnell should serve as Director because of the experience she has gained as the President, Executive Vice President and Chief Marketing Officer of Penn Mutual, her experience serving as President of another insurance company and her knowledge of and experience in the financial services industry.

The Company has concluded that Mr. Wright should serve as Director because of the experience he has gained as founder of a financial planning and consulting firm, his experience in and knowledge of public company accounting and auditing, and the experience he has gained serving as a Director of the Company since 1998 and serving as Chair of the Company’s Audit Committee.

The Company has concluded that Dr. Bay should serve as Director because of the experience he has gained in his role as the President of an ecumenical seminary and as a pastor, the experience he has gained in serving as a director of a non-profit foundation, and the experience he has gained serving as Director of the Company since 1993 and serving as Chair of the Company’s Nominating Committee.

The Company has concluded that Mr. Mather should serve as Director because of the experience he has gained as the President and Chief Executive Officer of an insurance brokerage and consulting firm, his experience serving as the President and Chairman of the Board of Directors of another registered investment company, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a Director of the Company since 2002.

The Company has concluded that Mr. Pudlin should serve as Director because of the experience he has gained in his roles as a shareholder and the President and Chief Executive Officer of a large law firm, his experience with and knowledge of public companies and the financial services industry, and the experience he has gained serving as a Director of the Company since 2009.

The Company has concluded that Mr. MacKinlay should serve as Director because of the experience, knowledge and expertise that he has acquired as a professor of finance at the University of Pennsylvania, Wharton School of Business since 1984 and his knowledge of and experience in the financial services industry.

The Company has concluded that Ms. Matthias should serve as Director because of the experience she has gained in her roles as the founder, President, Director and Chief Creative Officer of a publicly traded company, and the experience she has gained as a director of other public companies.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding

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out of the Board or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Beneficial Ownership of Equity Securities of Penn Series Funds

The following table provides information on beneficial ownership of shares of Funds of the Company by members of the Board of Directors (by virtue of their owning or having an interest in variable annuity contracts or variable life insurance policies issued by Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company). This information is provided as of December 31, 2010.

Name of Director	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of All Fund Shares
Independent Directors
Eugene Bay	None	None
Archie C. MacKinlay	None	None
Charles E. Mather III	None	None
Rebecca C. Matthias	None	None
David B. Pudlin	None	None
M. Donald Wright	None	None
Interested Director
Eileen C. McDonnell

Quality Bond Fund: $10,001-$50,000

International Equity Fund: $10,001-$ 50,000

Small Cap Value Fund: $10,001-$50,000

Large Cap Value Fund: $10,001-$50,000

Large Core Value Fund $10,001-$50,000

Mid Cap Value Fund: $10,001-$50,000

Large Growth Stock Fund: $10,001-$50,000

Over $100,000

Compensation of Directors and Chief Compliance Officer for Fiscal Year Ended December 31, 2010

Name and Position	Aggregate Compensation from Penn Series	Pension or Retirement Benefits Accrued as Part of fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Penn Series
Eugene Bay Director	$38,500	None	None	$38,500
David B. Pudlin Director	$43,500	None	None	$43,500
Charles E. Mather III Director	$42,000	None	None	$42,000
M. Donald Wright Director	$47,500	None	None	$47,500
Rebecca C. Matthias Director*	$10,000	None	None	$10,000
Archie C. MacKinley Director**	N/A	N/A	N/A	N/A
Salvatore R. Faia Chief Compliance Officer	$98,400	None	None	$98,400

*	Appointed to the Board on September 23, 2010.
**	Elected to the Board on December 15, 2010.

Interested Directors and Officers, except for the Company’s Chief Compliance Officer, of Penn Series receive no compensation from Penn Series for their services.

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Code of Ethics

Rule 17j-1 under the 1940 Act governs personal securities activities of directors, officers and employees (“access persons”) of investment companies, its investment advisers and/or sub-advisers. Under Rule 17j-1, Penn Series, ICMI and each sub-adviser are required to adopt Codes of Ethics in order to ensure that the interests of shareholders are placed ahead of personal interests. In compliance with Rule 17j-1, Penn Series’ Code of Ethics is designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and are prohibited from engaging in transactions during certain periods of time. In addition, certain access persons are required to obtain approval before investing in private placements and are not permitted to purchase securities in initial public offerings.

Copies of the current Codes of Ethics for Penn Series, ICMI and each sub-adviser are on file with the SEC.

Proxy Voting Policy

The Board of Directors has delegated proxy voting responsibilities with respect to securities held by each Fund to such Fund’s investment adviser/sub-adviser, subject to the Board’s general oversight. Each investment adviser/sub-adviser has adopted its own proxy voting policies and procedures for this purpose (the “Procedures”), which are attached to this Statement of Additional Information as Appendix A. The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

Variable annuity contract and variable life insurance policy owners that participate in the investment results of the Funds may obtain the voting record of a Fund for the most recent twelve-month period ended June 30, free of charge by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab and you will be directed to each Fund’s proxy voting record. The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by the Company with the SEC on SEC Form N-PX. The voting record will also be available on the website of the U. S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

Net Asset Value of Shares

The following information supplements the information on net asset value of shares set forth in “Account Policies” in the Prospectus.

The purchase and redemption price of each Fund’s shares is equal to that Fund’s net asset value per share. Each Fund determines its net asset value per share by subtracting the Fund’s liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated every day the New York Stock Exchange (“Exchange”) is open for trading. The Exchange is closed when the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. In valuing underlying fund investments, the Funds use the net asset values reported by the underlying funds.

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Debt securities held in the Funds may be valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Securities for which market quotations are not readily available or they are determined to be unreliable are valued at fair value under procedures approved by the Board of Directors.

The Money Market Fund uses the amortized cost method of valuation. Under the amortized cost method of valuing portfolio securities, the security is valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. The value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method is believed to provide certainty in portfolio valuation, it may result in periods during which values are higher or lower than the amount the Money Market Fund would receive if the security was sold.

In accordance with Rule 2a-7 under the Investment Company Act of 1940, the Penn Series Board of Directors has established procedures reasonably designed, taking into account current conditions and the Money Market Fund’s objectives, to stabilize the net asset value per share of the Fund, as computed for purposes of distribution and redemption, at $1.00. Penn Series will maintain a dollar weighted average portfolio maturity in the Money Market Fund appropriate to the objective of maintaining a stable net asset value per share, and to that end the Fund will neither purchase any instrument with a remaining maturity of more than 397 days (45 days with respect to second tier securities) nor maintain a dollar weighted average portfolio maturity which exceeds 60 days, each as calculated in accordance with Rule 2a-7. The Board of Directors will review, at such intervals as it determines appropriate, the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from the $1.00 per share. In the event such deviation exceeds  1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Money Market Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to prospective or existing shareholders or contract holders, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Fund; reducing or withholding dividends; utilizing a net asset value per share as determined by using available market quotations; or reducing the number of shares outstanding by requesting shareholders to contribute to capital shares of the Money Market Fund.

Ownership of Shares

The outstanding shares of each of the Funds of Penn Series are owned by Penn Mutual and its subsidiary, PIA and are held in their Separate Accounts pursuant to variable annuity contracts and variable life insurance policies.

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On March 31, 2011, the outstanding shares of Penn Series were owned as follows:*

Fund	Percentage of Outstanding Shares Owned by Penn Mutual and Held in Separate Accounts Pursuant to Variable Life Insurance Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by Penn Insurance and Annuity and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in General Accounts
Money Market Fund	25%	73%	2%	0%
Limited Maturity Bond Fund	12%	87%	1%	0%
Quality Bond Fund	14%	85%	1%	0%
High Yield Bond Fund	19%	79%	2%	0%
Flexibly Managed Fund	13%	85%	2%	0%
Balanced Fund	32%	65%	3%	0%
Large Growth Stock Fund	18%	81%	1%	0%
Large Cap Growth Fund	24%	75%	1%	0%
Large Core Growth Fund	47%	49%	4%	0%
Large Cap Value Fund	30%	67%	3%	0%
Large Core Value Fund	25%	72%	3%	0%
Index 500 Fund	38%	61%	1%	0%
Mid Cap Growth Fund	27%	72%	1%	0%
Mid Cap Value Fund	29%	69%	2%	0%
Mid Core Value Fund	18%	82%	0%	0%
SMID Cap Growth Fund	8%	92%	0%	0%
SMID Cap Value Fund	9%	91%	0%	0%
Small Cap Growth Fund	34%	64%	2%	0%
Small Cap Value Fund	29%	69%	2%	0%
Small Cap Index Fund	4%	96%	0%	0%
Developed International Index Fund	3%	70%	0%	27%
International Equity Fund	24%	74%	2%	0%
Emerging Markets Equity Fund	21%	78%	1%	0%
Real Estate Securities Fund	20%	80%	0%	0%
Aggressive Allocation Fund	5%	95%	0%	0%
Moderately Aggressive Allocation Fund	6%	94%	0%	0%
Moderate Allocation Fund	3%	97%	0%	0%
Moderately Conservative Allocation Fund	3%	96%	1%	0%
Conservative Allocation Fund	3%	97%	0%	0%

*	Unaudited

Tax Status

The following is only a summary of certain federal income and excise tax considerations generally affecting the Funds and their shareholders that are not described in the Funds’ Prospectus. No attempt is made to present a detailed explanation of the tax treatment of Funds or their shareholders and the discussion here and in the Funds’ Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

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The following general discussion of certain federal income and excise tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund within Penn Series is treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code will be applied to each Fund separately, rather than to Penn Series as a whole.

Shares of the Funds will be purchased by Penn Mutual and PIA for their separate accounts under variable annuity contracts and variable life insurance policies. Under the provisions of the Code currently in effect, net income and realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan. Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be “adequately diversified” in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The Treasury Department has issued regulations explaining these diversification requirements. Each Fund intends to comply with such requirements. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of variable life insurance contracts or variable life insurance policies, please refer to the contract prospectus.

It is the policy of each of the Funds to continue to qualify for and to elect the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Funds expects that it will not be subject to Federal income taxes on net investment income and net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

In order to continue to qualify as a regulated investment company each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer, the securities of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund qualifies as a regulated investment company under the Code, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Fund distributes at least (a) 90% of its net investment income (generally, dividends, taxable interest, and the excess, if any, of net short-term capital gains over net long-term capital losses less certain operating expenses) and (b) 90% of its net tax exempt interest income (the excess of its tax-exempt interest income over certain deductions attributable to that income) (the “Distribution Requirement”). The Funds may use consent dividends to satisfy its Distribution Requirement.

Although each Fund intends to distribute substantially all of its net investment income and capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

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If a Fund fails to satisfy the qualifying income in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to a Fund for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. A Fund failing to qualify as a RIC could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. In addition, if a Fund fails to qualify as a RIC, it may affect the ability of an insurance company segregated asset accounts to meet the diversification test under Section 817(h) of the Internal Revenue Code described above.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid this excise tax, each Fund intends to qualify for this exemption or to make its distributions in accordance with the calendar year distribution requirement.

A Fund’s transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing, and character of income earned and in turn, affect the application of the Distribution Requirement to a particular Fund. Further, because a Fund may be required to recognize income without a corresponding receipt of cash, a Fund may be required, in order to satisfy the Distribution Requirement, to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures, and forward foreign exchange contracts (“forward contracts”) relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund’s net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

Each Fund that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Fund’s shareholders. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund’s assets to be invested within various countries is not known. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to such Funds.

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With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Under a notice issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to a Fund from a REIT or other pass-through entity) that is attributable to a residual interest in real estate mortgage conduits (“REMICs”) or taxable mortgage pools (“TMPs”) (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Fund’s excess inclusion income, as described below. Although the Funds do not expect to invest in REITs which pass through excess inclusion income, they may make such investments and may need to make certain elections to either specially allocate such tax to a Fund’s shareholders or to pay the tax at the Fund level.

Rules relating to U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult with their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Fund.

Voting Rights

Penn Series is an open-end management investment company. Each Fund is “diversified” as defined in the 1940 Act. The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund. Penn Mutual and PIA own all the outstanding shares of Penn Series, either in their separate accounts registered under the 1940 Act or in their unregistered separate accounts or general accounts. Pursuant to the 1940 Act, however, Penn Mutual and PIA will vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract owners or payees having the right to give such instructions. Fund shares for which contract owners or payees are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by Penn Mutual and PIA in their general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual and PIA may disregard such voting instructions. If voting instructions are ever so ignored, contract owners will be advised of that action in the next semi-annual report.

Penn Series currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law. The law provides shareholders with the right under certain circumstances to call a meeting of shareholders to consider removal of one or more directors. As required by law, Penn Series will assist in variable contract owner and payee communication on such matters.

Custodial Services

PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, 301 Bellevue Parkway, Wilmington, Delaware 19809, is custodian of the assets of the Funds of Penn Series. The custodial services performed by PFPC Trust Company are those customarily performed for registered investment companies by qualified financial institutions. Penn Series has authorized PFPC Trust Company to deposit certain portfolio securities in a central depository system as allowed by federal law.

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Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm of Penn Series. Their offices are located at 1601 Market Street, Philadelphia, PA 19103.

Legal Matters

Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relative to the federal securities laws and the offering of shares of Penn Series.

Portfolio Holdings Information

The Board of Directors has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to contract/policy owners and third parties. These policies and procedures recognize the conflict of interest that exists between the Fund’s shareholders, and those of the Adviser and/or any affiliated persons of the Fund. Therefore, except as noted below, the Company does not disclose a Fund’s portfolio holdings nor does the Company have any on-going arrangement with any party to make such information available on a selective basis. The Company’s Chief Compliance Officer reports as necessary to the Board regarding the implementation of the Company’s policies and procedures.

The Board exercises on-going oversight of the disclosure of portfolio holdings by overseeing the implementation and enforcement of the Funds’ policies and procedures by the Company’s Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters.

Only the Company’s Chief Compliance Officer may authorize the disclosure of portfolio holdings information. Upon receipt of a request for portfolio holdings information, the Chief Compliance Officer must determine that (i) disclosure is in the best interests of the Fund and its shareholders and (ii) there is a legitimate business purpose for the disclosure. Any authorized disclosure of portfolio holdings information must be subject to the recipient’s agreement to keep that information confidential and refrain from trading on that information. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided portfolio holdings information.

The Company makes available quarterly on Penn Mutual’s website—www.pennmutal.com—a Quarterly Investment Update (“Quarterly Update”), which includes certain portfolio holdings information for each Fund. The Quarterly Update can be found by clicking on the “Investment Options & Performance” tab on Penn Mutual’s website, then the “Product & Fund Performance” link and then the “Quarterly Investment Updates” link. The Quarterly Update includes each Fund’s top ten holdings and, as applicable, information regarding a Fund’s asset and sector allocation, property types, and/or bond quality. The Quarterly Update is made available five weeks after the end of each quarter and is publicly available to all persons. The Quarterly Update generally remains accessible at least until the Company files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current (expected to be at least three months).

With respect to the Money Market Fund, Penn Mutual’s website (www.pennmutal.com) includes a list of all the Fund’s portfolio holdings and certain attributes of (a) the Fund’s portfolio holdings, such as issuer, CUSIP, coupon rate, maturity date, final legal maturity date, a general category of the instrument, amortized cost value and principal amount, and (b) the Fund’s portfolio, such as the Fund’s dollar-weighted average portfolio maturity and dollar-weighted average life. This information is provided as of the last business day of each month, and can be found by clicking on the “Investment Options & Performance” tab and then the “Money Market Information” link under the Related Information section. The monthly Money Market Fund information generally remains accessible on the website for a period of at least six months from its posting date.

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Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

In addition, the Company’s service providers and, if applicable, their agents, such as ICMI, Wells, Turner, Neuberger Berman, GSAM, T. Rowe Price, Lord Abbett, Cohen & Steers, Vontobel, Alliance, Eaton Vance, SSgA FM, MISM, Oppenheimer, Allianz Global Investors Capital LLC, PFPC Trust Company, BNY and Penn Mutual, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. KPMG LLP, Morgan, Lewis & Bockius LLP, the Company’s financial printer (currently, R.R. Donnelley), the proxy voting service providers used by ICMI and the Company’s sub-advisers as identified in the proxy voting policies included in Appendix A attached hereto and the Company’s pricing information vendors (currently, Interactive Data Corporation, Standards & Poor’s, Thomson Reuters, Markit, Bloomberg and Pricing Direct/Bear Stearns) may receive portfolio holdings information, as necessary, in connection with their services to the Funds. These service providers and their agents will be subject to a duty of confidentiality with respect to, and a duty to refrain from trading on, any portfolio holdings information received whether imposed by the provisions of the service provider’s contract with the Company or by the nature of its relationship with the Company.

No compensation or other consideration will be paid to or received by any party, including the Company, its investment advisers and its affiliates or the recipient of portfolio holdings information, in connection with the disclosure of a Fund’s portfolio holdings information.

RATINGS OF COMMERCIAL PAPER

Moody’s Investor Services, Inc. Commercial Paper Ratings:

PRIME 1

Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Board margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME 2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME 3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

113

Standard & Poor’s Rating Group Commercial Paper Ratings:

A-1	This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated B are regarded as having significant speculative characteristics for timely payment.

C	This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Investors Service, Inc.:

Fitch 1—Highest grade. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2—Very good grade. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

RATINGS OF CORPORATE DEBT SECURITIES

The quality of a bond is measured by credit risk—the continuing ability of the issuer to meet interest and principal payments. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. As a result of the greater credit risk involved, medium and low quality bonds typically offer a higher yield than bonds of high quality.

Moody’s Investors Service, Inc.

AAA	Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than AAA securities.

A	Bonds which are rated A possess many favorable investment attributes and are generally considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

114

Baa	Bonds which are rated Baa are considered medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have the following speculative elements: their future cannot be considered as well-assured; the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future; and uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of the generic rating category.

Standard & Poor’s Ratings Group

AAA	This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA	Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

A	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

115

Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of the taking of a similar action if payments on an obligation are jeopardized.

FINANCIAL STATEMENTS OF PENN SERIES

The following pages include audited financial statements and financial highlights as of December 31, 2010 for the Funds.

116

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MONEY MARKET FUND

	Par (000)	Value†
AGENCY OBLIGATION — 0.1%
Federal Home Loan Bank Bonds 4.850%, 02/04/11 (Cost $130,544)	$130	$130,544

COMMERCIAL PAPER — 42.7%
Banks — 4.1%
Bank of America Corp. 0.350%, 03/29/11	600	599,493
JPMorgan Chase & Co. 0.010%, 01/03/11	5,000	4,999,997

		5,599,490

Diversified Financial Services — 16.5%
American Honda Finance Corp. 0.260%, 01/18/11	2,000	1,999,754
0.230%, 03/03/11	1,400	1,399,454
BASG AG
0.240%, 03/01/11	2,300	2,299,095
0.240%, 03/02/11	1,400	1,399,440
BG Energy Finance, Inc.
0.330%, 01/26/11	1,000	999,771
0.270%, 02/18/11	800	799,712
ENI Finance USA, Inc.
0.190%, 01/03/11	2,000	1,999,979
0.280%, 02/11/11	1,000	999,681
0.400%, 04/28/11	300	299,610
John Deere Capital Corp.
0.250%, 01/10/11	900	899,944
0.240%, 01/20/11	1,400	1,399,823
National Cooperative Services Corp.
0.300%, 02/02/11	600	599,840
0.340%, 02/02/11	1,000	999,698
Shell International Finance BV 0.670%, 06/02/11	2,000	1,994,342
Toyota Motor Credit Corp. 0.250%, 03/10/11	2,600	2,598,772
0.300%, 03/31/11	2,000	1,998,517

		22,687,432

Electric — 6.8%
Electricite de France 0.260%, 02/28/11	3,000	2,998,743
GDF Suez S.A. 0.390%, 02/01/11	500	499,832
National Grid Plc 0.410%, 01/14/11	600	599,911
Oglethorpe Power Corp. 0.250%, 01/19/11	2,300	2,299,713
0.290%, 01/19/11	950	949,862
Southern Co. 0.300%, 01/19/11	1,000	999,850
0.280%, 01/27/11	1,000	999,798

		9,347,709

Food — 3.8%
Archer-Daniels-Midland Co. 0.240%, 02/16/11	3,200	3,199,019

	Par (000)	Value†

Cargill, Inc. 0.270%, 01/19/11	$2,000	$1,999,730

		5,198,749

Healthcare Services — 0.3%
United Healthcare Corp. 0.400%, 01/03/11	500	499,989

Oil & Gas — 7.2%
ConocoPhillips 0.290%, 01/24/11	607	606,888
0.230%, 01/28/11	1,025	1,024,823
0.230%, 03/14/11	2,000	1,999,080
Schlumberger Technology Corp. 0.240%, 01/24/11	1,000	999,847
0.260%, 01/24/11	1,544	1,543,743
0.240%, 02/16/11	2,400	2,399,264
Total Cap Canada 0.350%, 08/19/11	1,400	1,396,869

		9,970,514

Pharmaceuticals — 4.0%
Sanofi Aventis 0.250%, 02/24/11	3,500	3,498,688
0.270%, 03/03/11	2,000	1,999,085

		5,497,773

TOTAL COMMERCIAL PAPER (Cost $58,801,656)		58,801,656

CORPORATE BONDS — 13.3%
Beverages — 0.3%
Coca-Cola Refreshments USA, Inc. 6.125%, 08/15/11	250	258,581
The Coca-Cola Co. 5.750%, 03/15/11	157	158,667

		417,248

Biotechnology — 1.5%
Amgen, Inc. CONV 0.125%, 02/01/11	2,000	1,998,758

Cosmetics & Personal Care — 0.4%
Avon Products, Inc. 5.125%, 01/15/11	491	491,843

Diversified Financial Services — 1.5%
General Electric Capital Corp. 0.338%, 01/26/11•	2,000	2,000,113

Electric — 1.1%
Alabama Power Co. 5.100%, 02/01/11	1,500	1,505,982

Gas — 0.2%
Southern California Gas Co. 4.375%, 01/15/11	250	250,374

Healthcare Products — 1.4%
Medtronic, Inc. CONV 1.500%, 04/15/11	2,000	1,997,081

1

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MONEY MARKET FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — 0.4%
Wellpoint, Inc. 5.000%, 01/15/11	$500	$500,798

Miscellaneous Manufacturing — 0.7%
Dover Corp. 6.500%, 02/15/11	1,000	1,007,430

Pharmaceuticals — 4.2%
Abbott Laboratories 5.600%, 05/15/11	2,705	2,758,053
Pfizer, Inc. 2.252%, 03/15/11•	3,057	3,069,483

		5,827,536

Retail — 0.1%
McDonald’s Corp. 8.875%, 04/01/11	183	186,750

Telecommunications — 1.5%
Cisco Systems, Inc. 5.250%, 02/22/11	2,105	2,119,604

TOTAL CORPORATE BONDS (Cost $18,303,517)		18,303,517

MUNI NOTES — 38.8%
California Housing Finance Agency 0.320%, 08/01/36•	2,000	2,000,000
City of Minneapolis 0.330%, 12/01/27•	2,290	2,290,000
Colorado Housing & Finance Authority 0.330%, 05/01/22•	3,000	3,000,000
0.330%, 04/01/43•	1,325	1,325,000
Fairfax County Economic Development Authority 0.350%, 12/01/33•	1,200	1,200,000
Idaho Housing & Finance Association 0.320%, 01/01/38•	4,400	4,400,000
0.320%, 01/01/40•	4,920	4,920,000
Illinois Finance Authority 0.300%, 07/01/38•	4,900	4,900,000
Kansas State Department of Transportation 0.300%, 09/01/22•	3,100	3,100,000
New York City Municipal Water Finance Authority 0.250%, 06/15/41•	5,000	5,000,000
Pennsylvania Turnpike Commission 0.420%, 07/15/41•	5,000	5,000,000
Province of Quebec Canada 6.125%, 01/22/11	1,500	1,504,907
State of Texas 0.310%, 12/01/29•	4,000	4,000,000
Tennessee Valley Authority 5.625%, 01/18/11	200	200,482
Triborough Bridge & Tunnel Authority 0.320%, 01/01/19•	3,700	3,700,000

	Par (000)	Value†

University of Minnesota 0.340%, 12/01/36•	$3,800	$3,800,000
Wisconsin Housing & Economic Development Authority 0.330%, 05/01/34•	2,970	2,970,000

TOTAL MUNI NOTES (Cost $53,310,389)		53,310,389

U.S. TREASURY OBLIGATIONS — 3.6%
U.S. Treasury Bills 0.060%, 02/03/11 (Cost $4,999,725)	5,000	4,999,725

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	52	52
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	1,000,105	1,000,105
BlackRock Liquidity Funds TempFund - Institutional Shares	385,970	385,970
Fidelity Institutional Prime Money Market Portfolio	202,229	202,229
Fidelity Institutional Prime Money Market Portfolio - Class I	411,768	411,768
Wells Fargo Advantage Government Money Market Fund - Institutional Class	92	92
Wells Fargo Advantage Heritage Money Market Fund – Institutional Class	382	382
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	422	422

TOTAL SHORT-TERM INVESTMENTS (Cost $2,001,020)		2,001,020

TOTAL INVESTMENTS — 100.0% (Cost $137,546,851)		$137,546,851

†	See Security Valuation Note.
•	Variable Rate Security.

CONV — Convertible Security.

Plc — Public Limited Company.

2

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MONEY MARKET FUND

Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 — 7 days	$61,105,985	44.4%	44.4%
8 — 14 days	1,499,855	1.1%	45.5%
15 — 30 days	20,772,119	15.1%	60.6%
31 — 60 days	30,055,615	21.8%	82.4%
61 — 90 days	15,221,991	11.1%	93.5%
91 — 120 days	2,483,441	1.8%	95.3%
121 — 150 days	2,758,053	2.0%	97.3%
over 150 days	3,649,792	2.7%	100.0%

	$137,546,851	100.0%

Average Weighted Maturity — 34 days

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AGENCY OBLIGATION	$130,544	$—	$130,544	$—
COMMERCIAL PAPER	58,801,656	—	58,801,656	—
CORPORATE BONDS	18,303,517	—	18,303,517	—
MUNI NOTES	53,310,389	—	53,310,389	—
U.S. TREASURY OBLIGATIONS	4,999,725	—	4,999,725	—
SHORT-TERM INVESTMENTS	2,001,020	2,001,020	—	—

TOTAL INVESTMENTS	$137,546,851	$2,001,020	$135,545,831	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

3

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LIMITED MATURITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 14.4%
Federal Home Loan Mortgage Corporation — 2.8%
2.875%, 02/09/15	$3,000	$3,123,396
1.750%, 09/10/15	1,000	982,927

		4,106,323

Federal National Mortgage Association — 11.6%
5.000%, 10/15/11	1,500	1,554,138
0.375%, 12/28/12	6,700	6,657,475
1.000%, 09/23/13	2,000	1,996,974
0.750%, 12/18/13	7,000	6,921,810

		17,130,397

TOTAL AGENCY OBLIGATIONS (Cost $21,228,043)		21,236,720

ASSET BACKED SECURITIES — 1.2%
Bear Stearns Mortgage Funding Trust 0.416%, 10/25/36•	292	50,348
Conseco Financial Corp. 7.650%, 04/15/19	125	130,554
Enterprise Mortgage Acceptance Co. LLC 144A @ 6.630%, 01/15/25	1,009	705,538
7.136%, 01/15/27•~	665	529,119
Equity One ABS, Inc. 4.145%, 04/25/34•	15	14,055
Popular ABS Mortgage Pass-Through Trust 4.628%, 09/25/34•	27	27,139
SACO I, Inc. 144A @ 1.161%, 06/25/35•	692	362,019

TOTAL ASSET BACKED SECURITIES (Cost $2,874,200)		1,818,772

COMMERCIAL MORTGAGE BACKED SECURITIES — 1.9%
Bear Stearns Commercial Mortgage Securities 5.408%, 03/11/39•	1,030	1,029,332
JPMorgan Chase Commercial Mortgage Securities Corp. 4.545%, 01/15/42	1,500	1,527,553
LB-UBS Commercial Mortgage Trust 4.821%, 04/15/30	215	214,764

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $2,712,116)		2,771,649

CORPORATE BONDS — 26.2%
Banks — 16.9%
Bank of America Corp. 3.125%, 06/15/12	2,000	2,071,432
2.375%, 06/22/12	3,000	3,077,433
Bank of Montreal 144A @ 2.850%, 06/09/15	3,000	3,047,379
Canadian Imperial Bank of Commerce 144A @ 2.000%, 02/04/13	3,000	3,053,634

	Par (000)	Value†

Banks — (continued)
Commonwealth Bank of Australia 144A @ 2.400%, 01/12/12	$1,000	$1,016,817
JPMorgan Chase & Co. 1.650%, 02/23/11	3,000	3,005,730
3.125%, 12/01/11	2,000	2,049,788
National Australia Bank Ltd. 144A @ 2.550%, 01/13/12	1,000	1,018,490
The Goldman Sachs Group, Inc. 1.700%, 03/15/11	3,000	3,008,739
1.625%, 07/15/11	2,500	2,517,865
Westpac Banking Corp. 144A @ 3.250%, 12/16/11	1,000	1,024,890

		24,892,197

Beverages — 1.4%
PepsiAmericas, Inc. 5.625%, 05/31/11	2,000	2,040,502

Diversified Financial Services — 5.5%
BA Covered Bond Issuer 144A @ 5.500%, 06/14/12	1,000	1,052,260
General Electric Capital Corp. 3.000%, 12/09/11	2,800	2,867,315
2.625%, 12/28/12	4,000	4,148,740

		8,068,315

Food — 0.4%
General Mills, Inc. 5.650%, 09/10/12	500	538,211

Oil & Gas — 0.6%
SeaRiver Maritime, Inc. 0.000%, 09/01/12+	1,000	961,776

Pharmaceuticals — 0.7%
Abbott Laboratories 2.700%, 05/27/15	1,000	1,019,546

Telecommunications — 0.7%
Cellco Partnership 3.750%, 05/20/11	1,000	1,012,259

TOTAL CORPORATE BONDS (Cost $38,105,736)		38,532,806

COMMERCIAL PAPER — 2.1%
Advertising — 2.1%
Amer Elec Power 0.420%, 02/02/11	1,000	999,627
Enbridge Energy 0.400%, 01/07/11	1,000	999,933
Sempra Ener Glob 0.370%, 01/18/11	1,000	999,825

TOTAL COMMERCIAL PAPER (Cost $2,999,385)		2,999,385

4

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LIMITED MATURITY BOND FUND

	Par (000)	Value†
MUNICIPAL NOTES — 0.7%
Regional — 0.7%
Province of British Columbia 2.850%, 06/15/15 (Cost $999,536)	$1,000	$1,029,470

RESIDENTIAL MORTGAGE BACKED SECURITIES — 1.7%
Fannie Mae Pool — 1.7%
4.000%, 06/01/20	876	916,245
2.976%, 12/01/33•	915	959,896
2.625%, 04/01/34•	294	306,077
6.037%, 07/01/36•	319	336,168

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $2,458,028)		2,518,386

U.S. TREASURY OBLIGATIONS — 46.8%
U.S. Treasury Note 3.625%, 12/31/12	1,000	1,060,625
4.250%, 08/15/13	6,500	7,076,875
3.125%, 08/31/13	3,000	3,182,577
1.750%, 01/31/14	4,000	4,083,752
1.750%, 03/31/14	5,000	5,098,045
1.875%, 04/30/14	8,000	8,181,872
2.375%, 09/30/14	3,000	3,107,343
4.250%, 11/15/14	14,050	15,532,935
2.250%, 01/31/15	4,500	4,619,529
4.000%, 02/15/15	9,200	10,079,033
1.250%, 08/31/15	5,000	4,862,890
2.750%, 02/15/19	2,000	1,974,218

TOTAL U.S. TREASURY OBLIGATIONS (Cost $66,854,000)		68,859,694

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 5.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	616	616
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	948	948
BlackRock Liquidity Funds TempFund - Institutional Shares	1,512,028	1,512,028
Federated Prime Obligations Fund - Class I	1,702,644	1,702,644
Fidelity Institutional Prime Money Market Portfolio	2,926,263	2,926,263
Fidelity Institutional Prime Money Market Portfolio - Class I	320,609	320,609
Wells Fargo Advantage Government Money Market Fund - Institutional Class	471	471

	Number of Shares	Value†

Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	110	$110
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	866,560	866,560

TOTAL SHORT-TERM INVESTMENTS (Cost $7,330,249)		7,330,249

TOTAL INVESTMENTS — 100.0% (Cost $145,561,293)		$147,097,131

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2010 is $529,119
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

LLC — Limited Liability Company.

Country Weightings as of 12/31/2010†
United States	93%
Canada	5
Australia	2

Total	100%

†	% of total investments as of December 31, 2010

5

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LIMITED MATURITY BOND FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$68,859,694	$—	$68,859,694	$—
AGENCY OBLIGATIONS	21,236,720	—	21,236,720	—
ASSET BACKED SECURITIES	1,818,772	—	1,818,772	—
COMMERCIAL MORTGAGE BACKED SECURITIES	2,771,649	—	2,771,649	—
CORPORATE BONDS	38,532,806	—	38,532,806	—
MUNI NOTES	1,029,470	—	1,029,470	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	2,518,386	—	2,518,386	—
COMMERCIAL PAPER	2,999,385	—	2,999,385	—
SHORT-TERM INVESTMENTS	7,330,249	7,330,249	—	—

TOTAL INVESTMENTS	147,097,131	7,330,249	139,766,882	—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

6

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

QUALITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 4.3%
Federal Home Loan Bank Bonds — 1.2%
0.800%, 06/27/11•	$5,000	$4,993,435

Federal National Mortgage Association — 3.1%
3.250%, 04/09/13	4,500	4,750,911
5.000%, 04/15/15	6,750	7,640,257

		12,391,168

TOTAL AGENCY OBLIGATIONS (Cost $16,424,425)		17,384,603

ASSET BACKED SECURITIES — 1.4%
Atherton Franchisee Loan Funding 144A@ 7.230%, 03/15/21	126	119,810
Bear Stearns Mortgage Funding Trust 0.581%, 10/25/36•	585	100,696
Conseco Financial Corp.• 7.240%, 11/15/28	557	222,862
Enterprise Mortgage Acceptance Co. LLC 144A@
6.630%, 01/15/25	3,200	2,238,258
7.544%, 01/15/27•,~	1,330	1,058,237
Railcar Leasing LLC 144A@ 7.125%, 01/15/13~	782	824,062
SACO I, Inc. 144A@ 1.161%, 06/25/35•	2,077	1,086,056

TOTAL ASSET BACKED SECURITIES (Cost $8,498,498)		5,649,981

COMMERCIAL MORTGAGE BACKED SECURITIES — 4.4%
Bear Stearns Commercial Mortgage Securities 4.830%, 08/15/38	4,000	4,171,385
Citigroup Deutsche Bank Commercial Mortgage Trust 5.322%, 12/11/49	1,500	1,554,780
JPMorgan Chase Commercial Mortgage Securities Corp.
4.545%, 01/15/42	5,000	5,091,845
5.420%, 01/15/49	1,500	1,560,095
LB-UBS Commercial Mortgage Trust 4.821%, 04/15/30	322	322,145
Morgan Stanley Capital I 4.590%, 04/14/40	5,000	5,049,650

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $16,933,106)		17,749,900

CORPORATE BONDS — 15.5%
Aerospace & Defense — 0.2%
United Technologies Corp. 4.500%, 04/15/20	1,000	1,049,678

Agriculture — 0.2%
Cargill, Inc. 144A@ 6.125%, 09/15/36	1,000	1,041,665

	Par (000)	Value†

Banks — 5.4%
Bank of America Corp. 5.650%, 05/01/18	$1,000	$1,021,772
Bank of Montreal 144A@ 2.850%, 06/09/15	3,000	3,047,379
Canadian Imperial Bank of Commerce 144A@ 2.000%, 02/04/13	1,000	1,017,878
Commonwealth Bank of Australia 144A@ 2.400%, 01/12/12	1,946	1,978,726
JPMorgan Chase & Co.
2.200%, 06/15/12	4,000	4,092,180
6.000%, 01/15/18	1,700	1,898,468
National Australia Bank Ltd. 144A@ 2.550%, 01/13/12	1,892	1,926,983
The Goldman Sachs Group, Inc. 3.250%, 06/15/12	6,500	6,747,618

		21,731,004

Beverages — 0.5%
Anheuser-Busch InBev Worldwide, Inc. 144A@ 7.750%, 01/15/19	1,000	1,244,348
PepsiCo, Inc. NC 4.875%, 11/01/40	1,000	970,343

		2,214,691

Biotechnology — 0.8%
Amgen, Inc. 4.950%, 10/01/41	1,000	941,316
Biogen Idec, Inc. 6.875%, 03/01/18	1,000	1,127,361
Genentech, Inc. 5.250%, 07/15/35	1,000	1,013,822

		3,082,499

Computers — 0.6%
Hewlett-Packard Co. 6.125%, 03/01/14	1,000	1,132,423
International Business Machines Corp. 6.500%, 01/15/28	1,000	1,175,638

		2,308,061

Diversified Financial Services — 0.5%
General Electric Capital Corp.
6.150%, 08/07/37	1,000	1,054,091
5.875%, 01/14/38	1,000	1,038,049

		2,092,140

Electric — 1.5%
Carolina Power & Light Co. 5.300%, 01/15/19	1,000	1,110,019
Commonwealth Edison Co. 6.150%, 09/15/17	500	570,334
Enel Finance International SA 144A@ 6.250%, 09/15/17	1,000	1,092,199
Florida Power & Light Co. 5.690%, 03/01/40	1,000	1,072,900

7

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

QUALITY BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — (continued)
Oklahoma Gas & Electric Co. 6.350%, 09/01/18	$1,000	$1,121,851
PacifiCorp 6.250%, 10/15/37	1,000	1,133,260

		6,100,563

Environmental Control — 0.3%
Allied Waste North America, Inc. 6.875%, 06/01/17	1,000	1,100,000

Food — 0.4%
Kraft Foods, Inc. 6.750%, 02/19/14	500	569,970
Sara Lee Corp. 2.750%, 09/15/15	1,000	990,301

		1,560,271

Gas — 0.5%
Nakilat, Inc. 144A@ 6.067%, 12/31/33	1,000	1,050,000
SEMCO Energy, Inc. 144A@ 5.150%, 04/21/20	1,000	1,029,476

		2,079,476

Healthcare Products — 0.3%
Covidien International Finance SA 6.000%, 10/15/17	1,000	1,136,508

Healthcare Services — 0.5%
CIGNA Corp. 4.375%, 12/15/20	1,000	976,162
UnitedHealth Group, Inc. 5.700%, 10/15/40	1,000	995,663

		1,971,825

Insurance — 0.5%
Metlife Institutional Funding II 144A@• 0.703%, 03/27/12	1,000	999,360
The Travelers Cos., Inc. 5.350%, 11/01/40	1,000	985,260

		1,984,620

Media — 0.3%
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,322,320

Miscellaneous Manufacturing — 0.3%
Siemens Financieringsmaatschappij NV 144A@ 6.125%, 08/17/26	1,000	1,128,914

Oil & Gas — 0.5%
ENI SpA 144A@ 5.700%, 10/01/40	1,000	961,056
Occidental Petroleum Corp. 4.100%, 02/01/21	1,000	1,016,444

		1,977,500

Oil & Gas Services — 0.3%
Weatherford Bermuda Holdings Ltd. 6.750%, 09/15/40	1,000	1,050,278

	Par (000)	Value†

Pharmaceuticals — 0.8%
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	$1,000	$1,035,751
Merck & Co., Inc. 6.400%, 03/01/28	1,000	1,151,729
Novartis Capital Corp. 2.900%, 04/24/15	1,000	1,027,283

		3,214,763

Pipelines — 0.3%
DCP Midstream LLC 144A@ 6.750%, 09/15/37	1,000	1,080,701

Retail — 0.5%
Wal-Mart Stores, Inc.
3.250%, 10/25/20	1,000	939,846
5.625%, 04/01/40	1,000	1,064,986

		2,004,832

Telecommunications — 0.3%
Cellco Partnership 8.500%, 11/15/18	1,000	1,308,550

TOTAL CORPORATE BONDS (Cost $59,033,276)		62,540,859

MUNICIPAL NOTES — 0.5%
Province of British Columbia 2.850%, 06/15/15 (Cost $1,999,071)	2,000	2,058,940

MUNICIPAL BONDS — 2.2%
City of New York 6.271%, 12/01/37	1,750	1,822,047
Corpus Christi Independent School District 6.124%, 08/15/32	1,000	1,005,700
Metropolitan Water District of Southern California 6.947%, 07/01/40	1,000	1,035,290
Orange County Sanitation District 6.400%, 02/01/44	1,000	984,920
San Francisco City & County Public Utilities Commission 6.950%, 11/01/50	2,000	2,060,500
South Carolina State Public Service Authority 6.454%, 01/01/50	2,000	2,053,420

TOTAL MUNI BONDS (Cost $8,751,752)		8,961,877

RESIDENTIAL MORTGAGE BACKED SECURITIES — 22.2%
Collateralized Mortgage Obligations — 2.4%
Freddie Mac REMICs 6.000%, 02/15/32	323	324,448
Freddie Mac REMICs 0.600%, 05/15/37•	9,295	9,297,416

		9,621,864

8

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

QUALITY BOND FUND

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — (continued)
Fannie Mae Pool — 8.9%
4.000%, 08/01/39	$7,605	$7,573,363
4.000%, 11/01/40	7,983	7,949,356
3.500%, 12/01/40	7,977	7,626,219
4.000%, 06/01/20	1,627	1,702,661
4.500%, 03/01/23	47	49,808
4.500%, 03/01/23	239	251,493
4.500%, 04/01/23	117	123,346
4.500%, 04/01/23	49	51,481
4.500%, 04/01/23	15	16,129
4.500%, 05/01/23	109	114,482
4.500%, 05/01/23	13	13,955
4.500%, 06/01/23	358	376,396
4.500%, 06/01/23	494	519,297
4.500%, 07/01/23	382	400,927
4.500%, 07/01/23	49	51,172
4.500%, 07/01/23	386	406,031
4.500%, 07/01/23	105	110,658
5.000%, 07/01/23	3,149	3,341,937
4.500%, 08/01/23	139	145,996
4.500%, 08/01/23	547	574,359
4.500%, 08/01/23	257	270,258
2.625%, 04/01/34•	882	918,231
6.037%, 07/01/36•	1,063	1,120,560
5.891%, 08/01/36•	1,474	1,557,165
6.285%, 05/01/37•	534	569,707

		35,834,987

Freddie Mac Gold Pool — 2.0%
3.500%, 12/01/40	8,490	8,099,134

Ginnie Mae Pool — 8.9%
6.000%, 10/15/38	2,555	2,812,805
6.000%, 10/15/38	1,826	2,010,027
4.000%, 04/15/39	10,589	10,685,226
4.000%, 06/15/39	6,703	6,763,396
4.500%, 02/15/40	13,249	13,773,221
9.000%, 10/15/30	8	10,144
9.000%, 11/15/30	15	18,275

		36,073,094

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $87,245,226)		89,629,079

COMMERCIAL PAPER — 2.5%
Electric — 1.5%
American Electric Power Co., Inc. 0.400%, 01/31/11	1,000	999,711
Duke Energy Corp. 0.360%, 01/18/11	1,000	999,830
National Grid USA 0.470%, 02/02/11	1,000	999,582
South Carolina Fuel Co., Inc. 0.350%, 01/05/11	1,000	999,961
Virginia Electric and Power Co. 0.370%, 01/24/11	2,000	1,999,528

		5,998,612

	Par (000)	Value†

Gas — 0.5%
Sempra Energy Global Enterprises 0.400%, 01/10/11	$2,000	$1,999,837

Office & Business Equipment — 0.2%
Xerox Corp. 0.950%, 01/18/11	1,000	999,551

Pipelines — 0.3%
Kinder Morgan, Inc. 0.680%, 01/03/11	1,000	999,962

TOTAL COMMERCIAL PAPER (Cost $9,997,881)		9,997,962

U.S. TREASURY OBLIGATIONS — 44.9%
U.S. Treasury Bond
6.250%, 08/15/23	8,800	11,060,500
5.500%, 08/15/28	2,800	3,299,187
4.500%, 05/15/38	820	844,856
3.500%, 02/15/39	16,300	14,046,020
4.375%, 11/15/39	500	502,656
4.625%, 02/15/40	4,000	4,190,000
4.375%, 05/15/40	100	100,484
U.S. Treasury Note
1.125%, 12/15/12	43,600	44,047,903
1.750%, 01/31/14	6,000	6,125,628
1.875%, 02/28/14	7,000	7,168,434
4.250%, 11/15/14	5,000	5,527,735
4.000%, 02/15/15	10,900	11,941,462
2.125%, 12/31/15	36,500	36,693,888
2.625%, 02/29/16	5,000	5,131,640
2.750%, 02/15/19	11,000	10,858,199
3.125%, 05/15/19	13,040	13,177,533
3.375%, 11/15/19	1,000	1,020,859
2.625%, 11/15/20	1,000	943,281
U.S. Treasury Strip Principal 0.000%, 11/15/24+	7,800	4,386,072

TOTAL U.S. TREASURY OBLIGATIONS (Cost $178,243,554)		181,066,337

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	4,957,580	4,957,580
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	1,282	1,282
BlackRock Liquidity Funds TempFund - Institutional Shares	1,543	1,543
Federated Prime Obligations Fund - Class I	3,801	3,801
Fidelity Institutional Prime Money Market Portfolio	1,275,891	1,275,891
Fidelity Institutional Prime Money Market Portfolio - Class I	2,796	2,796

9

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

QUALITY BOND FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — (continued)
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	3,254	$3,254
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	2,305,287	2,305,287

TOTAL SHORT-TERM INVESTMENTS (Cost $8,551,434)		8,551,434

TOTAL INVESTMENTS — 100.0% (Cost $395,678,223)		$403,590,972

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2010 is $1,882,299.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

LLC — Limited Liability Company.

REMICS — Real Estate Mortgage Investment Conduits.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$181,066,337	$—	$181,066,337	$—
AGENCY OBLIGATIONS	17,384,603	—	17,384,603	—
ASSET BACKED SECURITIES	5,649,981	—	5,649,981	—
COMMERCIAL MORTGAGE BACKED SECURITIES	17,749,900	—	17,749,900	—
CORPORATE BONDS	62,540,859	—	62,540,859	—
MUNI NOTES	2,058,940	—	2,058,940	—
MUNI BONDS	8,961,877	—	8,961,877	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	89,629,079	—	89,629,079	—
COMMERCIAL PAPER	9,997,962	—	9,997,962	—
SHORT-TERM INVESTMENTS	8,551,434	8,551,434	—	—

TOTAL INVESTMENTS	$403,590,972	$8,551,434	$395,039,538	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

10

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Number of Shares	Value†
COMMON STOCKS — 2.3%
Apparel — 0.0%
Anvil Holdings, Inc.*^	831	$2,493

Auto Manufacturers — 0.2%
General Motors Co.*	7,360	271,290

Auto Parts & Equipment — 0.3%
Dana Holding Corp.*	12,525	215,555
Lear Corp.*	2,075	204,823

		420,378

Banks — 0.3%
CIT Group, Inc.*	7,975	375,622

Entertainment — 0.0%
Lakes Entertainment, Inc.*	12,500	35,625

Food — 0.1%
B&G Foods, Inc., Class A	10,650	146,225

Oil & Gas — 0.2%
Anadarko Petroleum Corp.	2,625	199,920

Packaging and Containers — 0.3%
Rock-Tenn Co., Class A	2,275	122,736
Smurfit-Stone Container Corp.*	11,470	293,632

		416,368

Real Estate Investment Trusts — 0.2%
General Growth Properties, Inc.	16,550	256,194

Retail — 0.2%
Dollar General Corp.*	6,300	193,221

Telecommunications — 0.5%
Loral Space & Communications, Inc.*	3,351	256,352
MetroPCS Communications, Inc.*	15,075	190,397
Sprint Nextel Corp.*	38,500	162,855

		609,604

TOTAL COMMON STOCKS (Cost $2,951,073)		2,926,940

PREFERRED STOCKS — 1.8%
Auto Manufacturers — 0.1%
General Motors Co. CONV*	3,900	211,029

Banks — 0.8%
Ally Financial, Inc.CONV 144A @	1,075	1,015,976

Lodging — 0.1%
Las Vegas Sands Corp., Series A	1,700	191,888

Media — 0.1%
Spanish Broadcasting System, Inc. PIK^	182	122,250

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV*~	725	0

Telecommunications — 0.7%
Lucent Technologies Capital Trust I CONV	975	863,850

TOTAL PREFERRED STOCKS (Cost $2,169,868)		2,404,993

	Par (000)	Value†
CORPORATE BONDS — 92.7%
Advertising — 0.5%
inVentiv Health, Inc. 144A @ 10.000%, 08/15/18	$225	$225,563
Lamar Media Corp. 9.750%, 04/01/14	100	115,000
7.875%, 04/15/18	100	106,250
The Interpublic Group of Cos., Inc. 10.000%, 07/15/17	125	146,250

		593,063

Aerospace & Defense — 1.1%
BE Aerospace, Inc. 8.500%, 07/01/18	150	164,250
Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/17	125	138,437
L-3 Communications Corp. 6.375%, 10/15/15	350	360,500
Sequa Corp. 144A @ 11.750%, 12/01/15	200	214,000
13.500%, 12/01/15 PIK	75	81,094
Spirit Aerosystems, Inc. 7.500%, 10/01/17	75	78,000
Transdigm, Inc. 144A @ 7.750%, 12/15/18	325	336,375

		1,372,656

Airlines — 1.3%
American Airlines Pass Through Trust 2001-02 7.858%, 10/01/11	225	234,000
Continental Airlines 2009-2 Class A Pass Through Trust 7.250%, 11/10/19	49	54,210
Continental Airlines 2009-2 Class B Pass Through Trust 9.250%, 05/10/17	47	51,411
Continental Airlines, Inc. 144A @ 6.750%, 09/15/15	575	592,250
Delta Air Lines, Inc. 144A @ 9.500%, 09/15/14	180	195,975
12.250%, 03/15/15	400	451,000
United Air Lines, Inc. 144A @ 12.000%, 11/01/13	75	82,688

		1,661,534

Apparel — 0.5%
Hanesbrands, Inc. 8.000%, 12/15/16	100	107,250
6.375%, 12/15/20 144A @	300	285,000
Levi Strauss & Co.
8.875%, 04/01/16	50	52,750
7.625%, 05/15/20	225	232,313

		677,313

Auto Manufacturers — 0.1%
Ford Motor Co. 7.450%, 07/16/31	175	187,469

11

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Auto Parts & Equipment — 1.2%
Affinia Group Holdings, Inc. 144A @ 10.750%, 08/15/16	$45	$49,950
Allison Transmission, Inc. PIK 144A @ 11.250%, 11/01/15	502	547,180
Commercial Vehicle Group, Inc.^ 11.000%, 02/15/13	207	219,631
Conti-Gummi Finance BV 144A @ 8.500%, 07/15/15	150	216,983
6.500%, 01/15/16	50	67,517
7.500%, 09/15/17	75	104,281
The Goodyear Tire & Rubber Co. 10.500%, 05/15/16	300	342,000

		1,547,542

Banks — 4.3%
Ally Financial, Inc. 8.300%, 02/12/15	275	302,500
6.250%, 12/01/17 144A @	475	475,000
7.500%, 09/15/20 144A @	750	786,563
8.000%, 11/01/31	600	646,500
BAC Capital Trust VI 5.625%, 03/08/35	325	275,218
CIT Group, Inc. 7.000%, 05/01/17	2,175	2,180,437
FBOP Corp. 144A @^¤~ 10.000%, 01/15/11	150	0
Provident Funding Associates 144A @ 10.250%, 04/15/17	200	207,500
Regions Bank 7.500%, 05/15/18	250	257,500
Royal Bank of Scotland Group Plc 7.648%, 08/29/49•	175	146,344
Synovus Financial Corp. 5.125%, 06/15/17	175	145,513
Zions Bancorporation 7.750%, 09/23/14	150	156,377

		5,579,452

Beverages — 0.2%
CEDC Finance Corp. International, Inc. 144A @ 9.125%, 12/01/16	100	106,250
Constellation Brands, Inc. 8.375%, 12/15/14	25	27,313
Cott Beverages, Inc. 8.375%, 11/15/17	75	81,000

		214,563

Biotechnology — 0.2%
Talecris Biotherapeutics Holdings Corp. 7.750%, 11/15/16	275	298,375

Building Materials — 1.8%
Associated Materials LLC 144A @ 9.125%, 11/01/17	275	287,375
Boise Cascade LLC 7.125%, 10/15/14	50	48,875

	Par (000)	Value†

Building Materials — (continued)
Cemex Finance LLC 144A @ 9.500%, 12/14/16	$360	$371,250
Gibraltar Industries, Inc. 8.000%, 12/01/15	275	277,063
Grohe Holding GmbH 3.860%, 01/15/14•	150	193,932
8.625%, 10/01/14 144A @	50	68,820
HeidelbergCement Finance BV 8.000%, 01/31/17	50	71,325
Interline Brands, Inc. 144A @ 7.000%, 11/15/18	100	101,500
Masco Corp. 6.125%, 10/03/16	25	25,549
7.125%, 03/15/20	175	183,072
Nortek, Inc. 144A @ 10.000%, 12/01/18	150	154,875
Ply Gem Industries, Inc. 11.750%, 06/15/13	250	267,500
Texas Industries, Inc. 144A @ 9.250%, 08/15/20	200	212,500
USG Corp. 144A @ 8.375%, 10/15/18	100	98,000

		2,361,636

Chemicals — 3.7%
Ashland, Inc. 9.125%, 06/01/17	350	403,375
Celanese US Holdings LLC 144A @ 6.625%, 10/15/18	150	154,875
CF Industries, Inc. 6.875%, 05/01/18	275	294,250
Hexion US Finance Corp. 8.875%, 02/01/18	250	267,187
9.000%, 11/15/20 144A @	125	132,187
Huntsman International LLC 5.500%, 06/30/16	125	120,938
8.625%, 03/15/20	50	54,375
8.625%, 03/15/21 144A @	400	432,000
Kerling Plc 144A @ 10.625%, 02/01/17	275	396,884
Lyondell Chemical Co. 8.000%, 11/01/17 144A @	519	574,144
11.000%, 05/01/18	575	651,187
Momentive Performance Materials, Inc. 11.500%, 12/01/16	275	298,375
9.000%, 01/15/21 144A @	200	211,000
Omnova Solutions, Inc. 144A @ 7.875%, 11/01/18	75	75,563
PolyOne Corp. 7.375%, 09/15/20	150	155,437
Rohm & Haas Co. 7.850%, 07/15/29	200	232,399
Solutia, Inc. 8.750%, 11/01/17	175	191,625
Westlake Chemical Corp. 6.625%, 01/15/16	100	103,375

		4,749,176

12

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Coal — 1.4%
Arch Coal, Inc. 8.750%, 08/01/16	$150	$163,500
Consol Energy, Inc. 144A @ 8.000%, 04/01/17	325	346,125
8.250%, 04/01/20	150	162,000
Foresight Energy LLC 144A @ 9.625%, 08/15/17	275	292,875
International Coal Group, Inc. 9.125%, 04/01/18	50	54,000
New World Resources NV 144A @ 7.875%, 05/01/18	250	344,133
Peabody Energy Corp. 7.375%, 11/01/16	300	333,000
Penn Virginia Resource Partners LP 8.250%, 04/15/18	150	154,500

		1,850,133

Commercial Services — 4.7%
Avis Budget Car Rental LLC 7.625%, 05/15/14	213	218,325
9.625%, 03/15/18	50	53,875
Bankrate, Inc. 144A @ 11.750%, 07/15/15	125	138,750
Deluxe Corp. 7.375%, 06/01/15	500	521,250
DP World Ltd. 144A @ 6.850%, 07/02/37	340	312,645
EC Finance Plc 144A @ 9.750%, 08/01/17	125	180,402
Education Management LLC 8.750%, 06/01/14	125	128,125
10.250%, 06/01/16	23	23,575
Europcar Groupe SA 144A @ 4.550%, 05/15/13•	100	128,286
FTI Consulting, Inc. 7.750%, 10/01/16	225	231,750
6.750%, 10/01/20 144A @	75	74,438
Garda World Security Corp. 144A @ 9.750%, 03/15/17	150	160,875
Hertz Holdings Netherlands BV 144A @ 8.500%, 07/31/15	200	287,306
iPayment, Inc. 9.750%, 05/15/14	250	235,000
KAR Auction Services, Inc. 10.000%, 05/01/15	475	503,500
Mac-Gray Corp. 7.625%, 08/15/15	300	294,750
PHH Corp. 144A @ 9.250%, 03/01/16	175	184,625
RSC Equipment Rental, Inc. 144A @ 10.000%, 07/15/17	175	196,875
Seminole Indian Tribe of Florida 144A @ 7.750%, 10/01/17	150	154,875
The Hertz Corp. 10.500%, 01/01/16	200	211,000
7.500%, 10/15/18 144A @	325	337,187

	Par (000)	Value†

Commercial Services — (continued)
The ServiceMaster Co. PIK 144A @ 10.750%, 07/15/15	$450	$481,500
Ticketmaster Entertainment LLC 10.750%, 08/01/16	250	270,625
United Rentals North America, Inc. 10.875%, 06/15/16	475	542,687
8.375%, 09/15/20	175	178,063

		6,050,289

Computers — 0.1%
Brocade Communications Systems, Inc. 6.875%, 01/15/20	75	79,875
SunGard Data Systems, Inc. 10.625%, 05/15/15	75	82,688
10.250%, 08/15/15	25	26,281

		188,844

Distribution & Wholesale — 0.4%
ACE Hardware Corp. 144A @ 9.125%, 06/01/16	425	454,750

Diversified Financial Services — 6.8%
American General Finance Corp. 6.900%, 12/15/17	450	363,375
Bumble Bee Acquisition Corp. 144A @ 9.000%, 12/15/17	175	182,000
E*TRADE Financial Corp. 7.375%, 09/15/13	275	273,625
7.875%, 12/01/15	175	173,688
12.500%, 11/30/17 PIK	673	790,775
Ford Motor Credit Co. LLC 8.700%, 10/01/14	450	506,771
12.000%, 05/15/15	550	691,866
6.625%, 08/15/17	150	157,649
Icahn Enterprises LP 7.750%, 01/15/16	125	125,000
7.750%, 01/15/16 144A @	150	149,250
International Lease Finance Corp. 6.500%, 09/01/14 144A @	215	227,900
8.625%, 09/15/15 144A @	775	833,125
8.875%, 09/01/17	300	323,625
8.250%, 12/15/20	550	566,500
Janus Capital Group, Inc. 6.950%, 06/15/17	225	234,411
Nuveen Investments, Inc. 5.500%, 09/15/15	750	643,125
10.500%, 11/15/15	350	357,875
Pinafore LLC 144A @ 9.000%, 10/01/18	275	297,000
Pinnacle Foods Finance LLC 9.250%, 04/01/15	125	130,156
10.625%, 04/01/17	75	80,250
Reliance Intermediate Holdings LP 144A @ 9.500%, 12/15/19	225	236,531
SLM Corp. 5.000%, 10/01/13	225	225,582
5.375%, 05/15/14	300	301,478

13

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — (continued)
5.050%, 11/14/14	$100	$95,568
8.450%, 06/15/18	475	493,697
Ziggo Bond Co. BV 144A @ 8.000%, 05/15/18	250	344,935

		8,805,757

Electric — 2.8%
Calpine Corp. 144A @ 7.875%, 07/31/20	525	531,562
7.500%, 02/15/21	250	246,250
Dubai Electricity & Water Authority 144A @ 7.375%, 10/21/20	200	187,053
Energy Future Intermediate Holding Co. LLC 10.000%, 12/01/20	900	928,146
GenOn Energy, Inc. 7.875%, 06/15/17	50	48,500
North American Energy Alliance LLC 144A @ 10.875%, 06/01/16	100	111,000
NRG Energy, Inc. 7.375%, 02/01/16	275	281,875
7.375%, 01/15/17	300	309,000
8.250%, 09/01/20 144A @	300	307,500
PNM Resources, Inc. 9.250%, 05/15/15	250	276,250
The AES Corp. 7.750%, 03/01/14	25	26,687
9.750%, 04/15/16	350	391,125

		3,644,948

Electrical Components & Equipment — 0.4%
Anixter, Inc. 10.000%, 03/15/14	125	143,438
Coleman Cable, Inc. 9.000%, 02/15/18	200	207,000
General Cable Corp. CONV STEP 4.500%, 11/15/29•	175	208,031

		558,469

Electronics — 0.2%
NXP BV 9.500%, 10/15/15	100	107,000
9.750%, 08/01/18 144A @	175	196,875

		303,875

Engineering & Construction — 0.2%
Dycom Industries, Inc. 8.125%, 10/15/15	175	179,813
Obrascon Huarte Lain SA 7.375%, 04/28/15	100	125,960

		305,773

Entertainment — 2.7%
AMC Entertainment Holdings, Inc. 144A @ 9.750%, 12/01/20	200	208,000

	Par (000)	Value†

Entertainment — (continued)
AMC Entertainment, Inc. 8.750%, 06/01/19	$200	$213,500
Cedar Fair LP 144A @ 9.125%, 08/01/18	200	215,250
Cinemark USA, Inc. 8.625%, 06/15/19	125	135,312
Codere Finance Luxembourg SA 144A @ 8.250%, 06/15/15	250	332,407
Lions Gate Entertainment, Inc. 144A @ 10.250%, 11/01/16	200	208,500
MU Finance Plc 144A @ 8.375%, 02/01/17	450	457,312
Pinnacle Entertainment, Inc. 8.625%, 08/01/17	150	163,500
8.750%, 05/15/20	125	129,375
Pokagon Gaming Authority 144A @ 10.375%, 06/15/14	350	364,875
Regal Cinemas Corp. 8.625%, 07/15/19	275	291,500
Regal Entertainment Group 9.125%, 08/15/18	100	106,500
Seneca Gaming Corp. 144A @ 8.250%, 12/01/18	200	200,500
Speedway Motorsports, Inc. 8.750%, 06/01/16	150	161,625
Universal City Development Partners Ltd. 8.875%, 11/15/15	200	212,500
10.875%, 11/15/16	75	81,938

		3,482,594

Environmental Control — 0.1%
Darling International, Inc. 144A @ 8.500%, 12/15/18	75	78,188

Food — 2.1%
Bumble Bee Foods LLC 7.750%, 12/15/15	135	154,390
Campofrio Food Group SA 144A @ 8.250%, 10/31/16	75	102,729
Del Monte Corp. 7.500%, 10/15/19	25	29,156
Dole Food Co. 13.875%, 03/15/14	81	99,022
JBS Finance II Ltd. 144A @ 8.250%, 01/29/18	275	276,375
JBS USA LLC 11.625%, 05/01/14	150	175,500
Land O’Lakes Capital Trust I 144A @ 7.450%, 03/15/28	275	246,125
Michael Foods, Inc. 144A @ 9.750%, 07/15/18	350	382,375
R&R Ice Cream Ltd. 144A @ 8.375%, 11/15/17	100	137,640
Smithfield Foods, Inc. 10.000%, 07/15/14 144A @	50	57,625
7.750%, 07/01/17	100	104,000

14

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Food — (continued)
Tyson Foods, Inc. 10.500%, 03/01/14	$250	$295,625
US Foodservice 144A @ 10.250%, 06/30/15	575	595,125

		2,655,687

Forest Products & Paper — 1.5%
Boise Paper Holdings LLC 9.000%, 11/01/17	100	109,250
8.000%, 04/01/20	125	133,750
Cascades, Inc. 7.750%, 12/15/17	125	130,313
7.875%, 01/15/20	100	104,500
Clearwater Paper Corp. 10.625%, 06/15/16	100	114,250
7.125%, 11/01/18 144A @	100	103,250
Domtar Corp. 7.125%, 08/15/15	200	215,000
9.500%, 08/01/16	25	29,500
Georgia-Pacific LLC 7.000%, 01/15/15 144A @	75	77,813
7.700%, 06/15/15	200	229,000
Mercer International, Inc. 144A @ 9.500%, 12/01/17	225	231,187
Smurfit Kappa Acquisitions 144A @ 7.250%, 11/15/17	75	104,232
7.750%, 11/15/19	100	140,312
Smurfit Kappa Funding Plc 7.750%, 04/01/15	100	102,500
Verso Paper Holdings LLC 11.500%, 07/01/14	100	109,750

		1,934,607

Healthcare Products — 1.4%
Accellent, Inc. 8.375%, 02/01/17	150	153,750
10.000%, 11/01/17 144A @	275	259,875
Bausch & Lomb, Inc. 9.875%, 11/01/15	275	294,250
Biomet, Inc. 11.625%, 10/15/17	500	552,500
Boston Scientific Corp. 7.375%, 01/15/40	275	300,483
Fresenius US Finance II, Inc. 144A @ 9.000%, 07/15/15	75	85,875
Universal Hospital Services, Inc. 3.834%, 06/01/15•	125	114,375
8.500%, 06/01/15 PIK	50	51,375

		1,812,483

Healthcare Services — 4.0%
Capella Healthcare, Inc. 144A @ 9.250%, 07/01/17	200	212,000
Centene Corp. 7.250%, 04/01/14	200	206,000
Community Health Systems, Inc. 8.875%, 07/15/15	500	525,000

	Par (000)	Value†

Healthcare Services — (continued)
Da Vita, Inc. 6.375%, 11/01/18	$200	$199,000
6.625%, 11/01/20	225	222,750
HCA, Inc. 9.250%, 11/15/16	450	480,094
9.625%, 11/15/16 PIK	409	438,225
9.875%, 02/15/17	175	192,500
8.500%, 04/15/19	375	410,625
IASIS Healthcare LLC 8.750%, 06/15/14	125	128,281
LifePoint Hospitals, Inc. 144A @ 6.625%, 10/01/20	100	99,250
Multiplan, Inc. 144A @ 9.875%, 09/01/18	325	345,312
OnCure Medical Corp. 144A @ 11.750%, 05/15/17	150	141,750
Radiation Therapy Services, Inc. 144A @ 9.875%, 04/15/17	225	224,438
Tenet Healthcare Corp. 6.500%, 06/01/12	75	75,703
8.875%, 07/01/19	250	282,500
8.000%, 08/01/20 144A @	350	355,250
U.S. Oncology, Inc. 9.125%, 08/15/17	150	184,875
UHS Escrow Corp. 144A @ 7.000%, 10/01/18	75	76,875
United Surgical Partners International, Inc. 8.875%, 05/01/17	150	154,500
Vanguard Health Holding Co. II LLC 144A @ 8.000%, 02/01/18	275	280,500

		5,235,428

Holding Companies — 0.3%
iPayment Investors LP PIK 144A @^ 11.625%, 07/15/14	287	247,801
Susser Holdings LLC 8.500%, 05/15/16	175	187,688

		435,489

Home Builders — 0.5%
Beazer Homes USA, Inc. 9.125%, 06/15/18	350	339,500
9.125%, 05/15/19 144A @	100	95,000
Standard Pacific Corp. 10.750%, 09/15/16	175	201,688
8.375%, 05/15/18	50	50,000

		686,188

Home Furnishings — 0.1%
Sealy Mattress Co. 8.250%, 06/15/14	75	76,688
10.875%, 04/15/16 144A @	100	113,000

		189,688

Household Products & Wares — 0.7%
ACCO Brands Corp. 10.625%, 03/15/15	75	84,375

15

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Household Products & Wares — (continued)
Central Garden & Pet Co. 8.250%, 03/01/18	$150	$151,875
Reynolds Group Issuer, Inc. 144A @ 7.750%, 10/15/16	150	158,625
7.125%, 04/15/19	225	228,937
The Scotts Miracle-Gro Co. 7.250%, 01/15/18	100	105,250
Yankee Acquisition Corp. 8.500%, 02/15/15	200	208,000

		937,062

Insurance — 1.5%
American International Group, Inc. 8.250%, 08/15/18	950	1,094,463
HUB International Holdings, Inc. 144A @ 9.000%, 12/15/14	250	253,125
10.250%, 06/15/15	475	476,187
USI Holdings Corp. 144A @ 9.750%, 05/15/15	125	126,250

		1,950,025

Internet — 0.7%
Equinix, Inc. 8.125%, 03/01/18	175	182,875
NetFlix, Inc. 8.500%, 11/15/17	200	225,000
Open Solutions, Inc. 144A @ 9.750%, 02/01/15	175	122,062
Terremark Worldwide, Inc. 12.000%, 06/15/17	125	143,125
UPC Holding BV 144A @ 8.375%, 08/15/20	125	172,885

		845,947

Iron & Steel — 1.9%
AK Steel Corp. 7.625%, 05/15/20	200	200,500
Algoma Acquisition Corp. 144A @ 9.875%, 06/15/15	175	157,500
Ryerson Holding Corp. 19.512%, 02/01/15+	1,250	559,375
Ryerson, Inc. 12.000%, 11/01/15	375	392,812
Severstal OAO Via Steel Capital SA 144A @ 9.750%, 07/29/13	300	334,140
Steel Dynamics, Inc. 7.375%, 11/01/12	200	211,000
7.750%, 04/15/16	50	52,625
Tube City IMS Corp. 9.750%, 02/01/15	475	491,625

		2,399,577

Leisure Time — 0.4%
Cirsa Funding Luxembourg SA 144A @ 8.750%, 05/15/18	200	273,943
Easton-Bell Sports, Inc. 9.750%, 12/01/16	50	54,875

	Par (000)	Value†

Leisure Time — (continued)
NCL Corp. Ltd. 144A @ 9.500%, 11/15/18	$100	$103,000
Travelport LLC 11.875%, 09/01/16	75	73,688

		505,506

Lodging — 2.3%
Ameristar Casinos, Inc. 9.250%, 06/01/14	300	321,000
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	687	772,875
Gaylord Entertainment Co. 6.750%, 11/15/14	200	197,000
MGM Resorts International 13.000%, 11/15/13	150	177,375
10.375%, 05/15/14	125	140,313
11.125%, 11/15/17	400	460,000
9.000%, 03/15/20 144A @	75	82,500
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 10/15/14	225	255,375
Wynn Las Vegas LLC 7.875%, 11/01/17	200	215,500
7.750%, 08/15/20	275	297,687

		2,919,625

Machinery — Construction & Mining — 0.2%
Terex Corp. 10.875%, 06/01/16	25	29,031
8.000%, 11/15/17	225	227,250

		256,281

Machinery — Diversified — 0.9%
Case New Holland, Inc. 7.750%, 09/01/13	125	134,375
7.875%, 12/01/17 144A @	525	573,562
Columbus McKinnon Corp. 8.875%, 11/01/13	300	304,500
CPM Holdings, Inc. 144A @ 10.625%, 09/01/14	50	53,500
The Manitowoc Co., Inc. 8.500%, 11/01/20	125	132,813

		1,198,750

Media — 6.4%
Bresnan Broadband Holdings LLC 144A @ 8.000%, 12/15/18	150	154,500
Cablevision Systems Corp. 7.750%, 04/15/18	150	157,125
8.000%, 04/15/20	75	80,250
CCH II LLC 13.500%, 11/30/16	100	119,250
CCO Holdings LLC 7.250%, 10/30/17	250	253,750
7.875%, 04/30/18	250	258,750
8.125%, 04/30/20	125	131,563

16

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
Cequel Communications Holdings I LLC 144A @ 8.625%, 11/15/17	$350	$365,750
Charter Communications Operating LLC 144A @ 10.875%, 09/15/14	125	139,687
CSC Holdings LLC 8.500%, 04/15/14	250	274,687
8.500%, 06/15/15	125	135,625
DIRECTV Holdings LLC 6.375%, 06/15/15	100	103,375
7.625%, 05/15/16	325	360,344
DISH DBS Corp. 6.375%, 10/01/11	175	180,250
7.750%, 05/31/15	25	26,563
ION Media Networks, Inc. CONV¤ 11.000%, 07/31/13	1	0
Mediacom Broadband LLC 8.500%, 10/15/15	100	100,500
Nexstar Broadcasting, Inc. 7.000%, 01/15/14 PIK	132	128,048
7.000%, 01/15/14^	43	42,033
8.875%, 04/15/17 144A @	125	132,813
Nexstar Finance Holdings LLC STEP 11.375%, 04/01/13•	96	96,956
Nielsen Finance LLC 11.625%, 02/01/14	375	434,062
11.500%, 05/01/16	25	28,875
Sinclair Television Group, Inc. 144A @ 9.250%, 11/01/17	200	216,500
Sirius XM Radio, Inc. 144A @ 8.750%, 04/01/15	800	866,000
9.750%, 09/01/15	50	56,125
The McClatchy Co. 11.500%, 02/15/17	300	337,125
Umbrella Acquisition, Inc. PIK 144A @ 9.750%, 03/15/15	527	569,111
Unitymedia GmbH 144A @ 9.625%, 12/01/19	25	36,748
Unitymedia Hessen GmbH & Co. KG 144A @ 8.125%, 12/01/17	275	287,375
Univision Communications, Inc. 144A @ 12.000%, 07/01/14	250	273,750
7.875%, 11/01/20	400	420,000
8.500%, 05/15/21	375	379,687
Videotron Ltee 6.875%, 01/15/14	300	303,750
9.125%, 04/15/18	75	83,625
XM Satellite Radio, Inc. 144A @ 13.000%, 08/01/13	500	595,000
7.625%, 11/01/18	125	129,063

		8,258,615

	Par (000)	Value†

Metal Fabricate/Hardware — 0.4%
Metals USA, Inc. 11.125%, 12/01/15	$250	$263,125
Severstal Columbus LLC 144A @ 10.250%, 02/15/18	225	237,375

		500,500

Mining — 0.9%
ALROSA Finance SA 144A @ 7.750%, 11/03/20	225	235,969
FMG Resources August 2006 Pty Ltd. 144A @ 7.000%, 11/01/15	350	358,750
Novelis, Inc. 144A @ 8.750%, 12/15/20	175	181,562
Teck Resources Ltd. 9.750%, 05/15/14	93	116,378
10.250%, 05/15/16	29	35,888
Vedanta Resources Plc 144A @ 9.500%, 07/18/18	250	273,437

		1,201,984

Miscellaneous Manufacturing — 1.3%
AGY Holding Corp. 11.000%, 11/15/14	125	112,969
American Railcar Industries, Inc. 7.500%, 03/01/14	25	25,438
Amsted Industries, Inc. 144A @ 8.125%, 03/15/18	225	238,781
Bombardier, Inc. 144A @ 6.300%, 05/01/14	200	208,500
7.450%, 05/01/34	150	147,000
Koppers, Inc. 7.875%, 12/01/19	75	80,437
RBS Global, Inc. 8.500%, 05/01/18	525	557,812
Reddy Ice Holdings, Inc. STEP 10.500%, 11/01/12•	75	74,438
SPX Corp. 144A @ 6.875%, 09/01/17	175	185,937

		1,631,312

Office & Business Equipment — 0.7%
CDW LLC 11.500%, 10/12/15 PIK	225	234,000
12.535%, 10/12/17	650	643,500
8.000%, 12/15/18 144A @	25	25,500

		903,000

Oil & Gas — 6.2%
Alta Mesa Holdings 144A @ 9.625%, 10/15/18	250	242,812
Anadarko Petroleum Corp. 6.375%, 09/15/17	15	16,340
8.700%, 03/15/19	240	293,090
6.200%, 03/15/40	40	39,047
Antero Resources Finance Corp. 9.375%, 12/01/17	375	392,344

17

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
Berry Petroleum Co. 10.250%, 06/01/14	$125	$143,438
8.250%, 11/01/16	250	260,625
6.750%, 11/01/20	25	25,125
Bill Barrett Corp. 9.875%, 07/15/16	150	164,625
Chesapeake Energy Corp. 9.500%, 02/15/15	450	507,375
6.625%, 08/15/20	200	197,000
Concho Resources, Inc. 8.625%, 10/01/17	275	299,750
7.000%, 01/15/21	150	153,750
Connacher Oil & Gas Ltd. 144A @ 10.250%, 12/15/15	450	452,250
Continental Resources, Inc. 144A @ 7.125%, 04/01/21	150	157,500
Denbury Resources, Inc. 9.750%, 03/01/16	175	195,125
8.250%, 02/15/20	274	297,290
Encore Acquisition Co. 9.500%, 05/01/16	75	83,250
Forest Oil Corp. 7.250%, 06/15/19	53	53,795
Hilcorp Energy I LP 144A @ 8.000%, 02/15/20	225	238,219
7.625%, 04/15/21	325	335,562
Linn Energy LLC 144A @ 8.625%, 04/15/20	550	592,625
Newfield Exploration Co. 6.875%, 02/01/20	270	284,175
Penn Virginia Corp. 10.375%, 06/15/16	100	111,500
PetroHawk Energy Corp. 10.500%, 08/01/14	375	427,500
7.875%, 06/01/15	75	78,094
Plains Exploration & Production Co. 10.000%, 03/01/16	200	223,500
Precision Drilling Corp. 144A @ 6.625%, 11/15/20	200	203,500
QEP Resources, Inc. 6.875%, 03/01/21	100	105,000
Quicksilver Resources, Inc. 11.750%, 01/01/16	175	203,875
Range Resources Corp. 6.750%, 08/01/20	325	335,156
RDS Ultra-Deepwater Ltd. 144A @ 11.875%, 03/15/17	125	130,313
Swift Energy Co. 8.875%, 01/15/20	225	243,562
Tesoro Corp. 6.500%, 06/01/17	375	375,937
9.750%, 06/01/19	25	27,688
Whiting Petroleum Corp. 6.500%, 10/01/18	125	126,250

		8,016,987

	Par (000)	Value†

Oil & Gas Services — 0.7%
Cie Generale de Geophysique-Veritas 7.500%, 05/15/15	$75	$76,312
9.500%, 05/15/16	50	54,500
Complete Production Services, Inc. 8.000%, 12/15/16	275	284,625
Exterran Holdings, Inc. 144A @ 7.250%, 12/01/18	250	248,750
Global Geophysical Services, Inc. 10.500%, 05/01/17	225	223,875

		888,062

Packaging and Containers — 1.8%
Ardagh Packaging Finance Plc 144A @ 7.375%, 10/15/17	150	154,688
Ball Corp. 7.375%, 09/01/19	100	107,500
Berry Plastics Corp. 8.250%, 11/15/15	275	291,500
9.750%, 01/15/21 144A @	350	346,500
BWAY Holding Co. 144A @ 10.000%, 06/15/18	150	161,812
Clondalkin Acquisition BV 144A @ 2.302%, 12/15/13•	50	47,875
Crown Americas LLC 7.625%, 05/15/17	100	107,500
Crown European Holdings SA 144A @ 7.125%, 08/15/18	50	69,655
Graphic Packaging International, Inc. 9.500%, 06/15/17	175	190,969
7.875%, 10/01/18	200	209,500
Plastipak Holdings, Inc. 144A @ 10.625%, 08/15/19	75	84,281
10.625%, 08/15/19	125	140,469
Rexam Plc 6.750%, 06/29/67•	100	128,952
Sealed Air Corp. 7.875%, 06/15/17	100	109,970
Solo Cup Co. 10.500%, 11/01/13	225	235,125

		2,386,296

Pharmaceuticals — 0.9%
Endo Pharmaceuticals Holdings, Inc. 144A @ 7.000%, 12/15/20	125	127,500
Mylan, Inc. 144A @ 7.625%, 07/15/17	125	132,969
Valeant Pharmaceuticals International 144A @ 6.750%, 10/01/17	175	174,125
7.000%, 10/01/20	250	246,875
Warner Chilcott Co. LLC 144A @ 7.750%, 09/15/18	475	479,750

		1,161,219

Pipelines — 1.2%
El Paso Corp. 12.000%, 12/12/13	400	500,000

18

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — (continued)
8.250%, 02/15/16	$100	$116,000
Energy Transfer Equity LP 7.500%, 10/15/20	525	540,750
Markwest Energy Partners LP 6.750%, 11/01/20	175	175,000
Regency Energy Partners LP 6.875%, 12/01/18	175	177,187

		1,508,937

Private Equity — 0.2%
American Capital Ltd. STEP 7.960%, 12/31/13•	225	232,432

Real Estate — 0.2%
CB Richard Ellis Services, Inc. 11.625%, 06/15/17	125	144,844
6.625%, 10/15/20 144A @	175	175,000

		319,844

Real Estate Investment Trusts — 0.9%
Host Hotels & Resorts LP 6.750%, 06/01/16	225	229,781
Omega Healthcare Investors, Inc. 144A @ 6.750%, 10/15/22	175	173,469
Reckson Operating Partnership LP 6.000%, 03/31/16	75	77,259
Rouse Co. LP 6.750%, 05/01/13 144A @	50	51,812
6.750%, 11/09/15	400	414,000
Ventas Realty LP 6.500%, 06/01/16	200	207,990
6.500%, 06/01/16	25	25,999

		1,180,310

Retail — 4.7%
Burlington Coat Factory Warehouse Corp. 11.125%, 04/15/14	125	129,062
DineEquity, Inc. 144A @ 9.500%, 10/30/18	250	265,000
Dollar General Corp. PIK 11.875%, 07/15/17	206	238,960
Dunkin Finance Corp. 144A @ 9.625%, 12/01/18	275	277,750
Giraffe Acquisition Corp. 144A @ 9.125%, 12/01/18	150	156,375
HSN, Inc. 11.250%, 08/01/16	50	57,063
Inergy LP 8.750%, 03/01/15	125	133,125
7.000%, 10/01/18 144A @	275	277,062
JC Penney Corp., Inc. 7.125%, 11/15/23	50	51,625
7.400%, 04/01/37	125	118,750
Ltd. Brands, Inc. 8.500%, 06/15/19	125	142,812
Macy’s Retail Holdings, Inc. 5.900%, 12/01/16	25	26,688

	Par (000)	Value†

Retail — (continued)
Michaels Stores, Inc. 11.375%, 11/01/16	$200	$218,000
14.206%, 11/01/16 STEP•+	325	321,750
7.750%, 11/01/18 144A @	250	249,375
O’Charley’s, Inc. 9.000%, 11/01/13	200	203,500
OSI Restaurant Partners, Inc. 10.000%, 06/15/15	400	416,000
QVC, Inc. 144A @ 7.125%, 04/15/17	250	261,875
7.500%, 10/01/19	225	236,812
Rite Aid Corp. 8.625%, 03/01/15	225	196,875
9.750%, 06/12/16	50	55,063
10.375%, 07/15/16	25	26,000
10.250%, 10/15/19	225	233,719
8.000%, 08/15/20	200	208,250
The Neiman-Marcus Group, Inc. 10.375%, 10/15/15	475	501,719
The Pantry, Inc. 7.750%, 02/15/14	250	251,250
Toys R Us — Delaware, Inc. 144A @ 7.375%, 09/01/16	200	210,000
Toys R Us Property Co. LLC 8.500%, 12/01/17	175	188,125
Wendy’s/Arby’s Group LLC 10.000%, 07/15/16	350	379,750

		6,032,335

Savings & Loans — 0.2%
Amsouth Bank 5.200%, 04/01/15	250	240,938

Semiconductors — 0.4%
Advanced Micro Devices, Inc. 8.125%, 12/15/17	275	291,500
7.750%, 08/01/20 144A @	50	51,875
Freescale Semiconductor, Inc. 144A @ 10.125%, 03/15/18	100	112,500

		455,875

Software — 0.9%
Aspect Software, Inc. 144A @ 10.625%, 05/15/17	100	102,625
Fidelity National Information Services, Inc. 144A @ 7.625%, 07/15/17	200	210,500
7.875%, 07/15/20	150	158,625
First Data Corp. 144A @ 8.875%, 08/15/20	300	316,500
JDA Software Group, Inc. 8.000%, 12/15/14	125	134,687
Medassets, Inc. 144A @ 8.000%, 11/15/18	225	226,125

		1,149,062

19

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Storage & Warehousing — 0.1%
Niska Gas Storage US LLC 144A @ 8.875%, 03/15/18	$150	$160,500

Telecommunications — 10.2%
Alcatel-Lucent USA, Inc. CONV 2.875%, 06/15/25	50	47,188
Broadview Networks Holdings, Inc. 11.375%, 09/01/12	225	219,937
Buccaneer Merger Sub, Inc. 144A @ 9.125%, 01/15/19	125	129,063
CC Holdings GS V LLC 144A @ 7.750%, 05/01/17	175	191,188
Cincinnati Bell, Inc. 7.000%, 02/15/15	175	173,688
Clearwire Communications LLC 144A @ 12.000%, 12/01/15	825	888,937
12.000%, 12/01/17	250	258,750
Cricket Communications, Inc. 10.000%, 07/15/15	275	294,594
7.750%, 05/15/16	125	129,688
Crown Castle International Corp. 9.000%, 01/15/15	350	385,875
Digicel Group Ltd. 144A @ 8.250%, 09/01/17	225	230,625
10.500%, 04/15/18	500	550,000
GeoEye, Inc. 9.625%, 10/01/15	75	84,750
Hughes Network Systems LLC 9.500%, 04/15/14	125	128,906
9.500%, 04/15/14	100	103,125
Intelsat Corp. 9.250%, 06/15/16	300	324,000
Intelsat Jackson Holdings SA 11.250%, 06/15/16	125	134,688
8.500%, 11/01/19 144A @	575	625,312
7.250%, 10/15/20 144A @	100	101,000
Intelsat Luxembourg SA 11.250%, 02/04/17	475	517,750
Leap Wireless International, Inc. CONV 4.500%, 07/15/14	200	179,000
Level 3 Financing, Inc. 9.250%, 11/01/14	175	173,688
8.750%, 02/15/17	125	115,000
MetroPCS Wireless, Inc. 7.875%, 09/01/18	400	415,000
Nextel Communications, Inc. 5.950%, 03/15/14	150	147,375
7.375%, 08/01/15	400	400,500
NII Capital Corp. 10.000%, 08/15/16	375	415,312
8.875%, 12/15/19	225	242,437
PAETEC Holding Corp. 8.875%, 06/30/17	225	240,187
Qwest Communications International, Inc. 7.500%, 02/15/14	125	126,563
8.000%, 10/01/15	225	241,875

	Par (000)	Value†

Telecommunications — (continued)
Qwest Corp. 8.375%, 05/01/16	$200	$237,000
Sable International Finance Ltd. 144A @ 7.750%, 02/15/17	150	158,625
SBA Telecommunications, Inc. 8.250%, 08/15/19	100	109,250
Sprint Capital Corp. 6.875%, 11/15/28	75	65,625
8.750%, 03/15/32	375	378,750
Sprint Nextel Corp. 8.375%, 08/15/17	750	804,375
Telesat Canada 11.000%, 11/01/15	325	364,812
12.500%, 11/01/17	175	206,062
Trilogy International Partners LLC 144A @ 10.250%, 08/15/16	175	173,250
Viasat, Inc. 8.875%, 09/15/16	100	106,500
Virgin Media Finance Plc 9.500%, 08/15/16	500	565,000
West Corp. 11.000%, 10/15/16	75	81,375
8.625%, 10/01/18 144A @	325	344,500
7.875%, 01/15/19 144A @	175	178,063
Wind Acquisition (Escrow) 144A @~ 11.750%, 07/15/17	350	0
12.250%, 07/15/17	134	0
Wind Acquisition Finance SA 144A @ 11.750%, 07/15/17	325	366,437
7.250%, 02/15/18	300	305,250
Wind Acquisition Holdings Finance SA PIK 144A @ 12.250%, 07/15/17	234	271,361
Windstream Corp. 8.125%, 08/01/13	25	27,500
8.625%, 08/01/16	250	263,125

		13,222,861

Textiles — 0.1%
Mohawk Industries, Inc. 6.875%, 01/15/16	75	80,438

Transportation — 0.8%
DP World Sukuk Ltd. 144A @ 6.250%, 07/02/17	640	635,194
Kansas City Southern de Mexico SA de CV 8.000%, 02/01/18	225	243,562
United Maritime Group LLC 11.750%, 06/15/15	150	150,375

		1,029,131

Trucking and Leasing — 0.3%
Aircastle Ltd. 9.750%, 08/01/18	100	109,250
AWAS Aviation Capital Ltd. 144A @ 7.000%, 10/15/16	125	123,907

20

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Trucking and Leasing — (continued)
Maxim Crane Works LP 144A @ 12.250%, 04/15/15	$125	$121,406

		354,563

TOTAL CORPORATE BONDS (Cost $112,124,613)		119,843,943

	Number of Shares	Value†
WARRANTS — 0.0%
Anvil Holdings, Inc., Class A*^	9,238	185
Anvil Holdings, Inc., Class B*^	10,264	102

Total WARRANTS (Cost $0)		287

SHORT-TERM INVESTMENTS — 3.2%
T. Rowe Price Reserve Investment Fund (Cost $4,090,321)	4,090,321	4,090,321

TOTAL INVESTMENTS — 100.0% (Cost $121,335,875)		$129,266,484

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at December 31, 2010 is $634,495.
•	Variable Rate Security.
¤	Defaulted Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2010 is $0.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

STEP — Step Coupon Bond.

Country Weightings as of 12/31/2010†
United States	88%
Bermuda	2
Canada	2
United Kingdom	2
Ireland	1
Luxembourg	1
Netherlands	1
Other	3

Total	100%

†	% of total investments as of December 31, 2010

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Apparel	$2,493	$—	$2,493	$—
Auto Manufacturers	271,290	271,290	—	—
Auto Parts & Equipment	420,378	420,378	—	—
Banks	375,622	375,622	—	—
Entertainment	35,625	35,625	—	—
Food	146,225	146,225	—	—
Oil & Gas	199,920	199,920	—	—
Packaging and Containers	416,368	416,368	—	—
Real Estate Investment Trusts	256,194	256,194	—	—
Retail	193,221	193,221	—	—
Telecommunications	609,604	609,604	—	—
PREFERRED STOCKS
Auto Manufacturers	211,029	211,029	—	—
Banks	1,015,976	1,015,976	—	—
Lodging	191,888	191,888	—	—
Media	122,250	—	122,250	—
Packaging and Containers	—	—	—	—
Telecommunications	863,850	863,850	—	—
CORPORATE BONDS	119,843,943	—	119,843,943
WARRANTS	287	—	287	—
SHORT-TERM INVESTMENTS	4,090,321	4,090,321	—	—

TOTAL INVESTMENTS	$129,266,484	$9,297,511	$119,968,973	$—

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2009	$46,072
Transfers in and/or out of Level 3	(122,251)
Change in Appreciation/(Depreciation)	76,179

Balance as of 12/31/2010	—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

21

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — 66.8%
Aerospace & Defense — 2.6%
United Technologies Corp.	529,600	$41,690,112

Agriculture — 0.4%
Philip Morris International, Inc.	114,800	6,719,244

Auto Manufacturers — 0.4%
General Motors Co.*	158,100	5,827,566

Banks — 7.7%
JPMorgan Chase & Co.	501,000	21,252,420
State Street Corp.	26,500	1,228,010
U.S. Bancorp	1,974,500	53,252,265
Wells Fargo & Co.	1,542,800	47,811,372

		123,544,067

Beverages — 3.0%
PepsiCo, Inc.	730,800	47,743,164

Chemicals — 1.0%
Air Products & Chemicals, Inc.	77,000	7,003,150
Monsanto Co.	122,000	8,496,080

		15,499,230

Commercial Services — 0.3%
The Western Union Co.	276,000	5,125,320

Computers — 5.0%
Accenture Plc, Class A	362,600	17,582,474
Hewlett-Packard Co.	340,100	14,318,210
International Business Machines Corp.	326,200	47,873,112
		79,773,796
Cosmetics & Personal Care — 3.0%
Colgate-Palmolive Co.	67,500	5,424,975
The Procter & Gamble Co.	672,082	43,235,035

		48,660,010

Distribution & Wholesale — 1.3%
Mitsubishi Corp.	762,000	20,629,092

Diversified Financial Services — 0.3%
CME Group, Inc.	1,300	418,275
Franklin Resources, Inc.	9,300	1,034,253
The Charles Schwab Corp.	213,500	3,652,985

		5,105,513

Electric — 2.4%
Entergy Corp.	40,800	2,889,864
NV Energy, Inc.	1,089,500	15,307,475
OGE Energy Corp.	337,700	15,378,858
PG&E Corp.	40,000	1,913,600
The AES Corp.*	236,000	2,874,480

		38,364,277

Electronics — 5.2%
Thermo Fisher Scientific, Inc.*	917,100	50,770,656
Tyco Electronics Ltd.	904,625	32,023,725

		82,794,381

Environmental Control — 0.5%
Republic Services, Inc.	295,700	8,829,602

	Number of Shares	Value†

Food — 3.7%
General Mills, Inc.	782,428	$27,846,613
Kellogg Co.	607,600	31,036,208

		58,882,821

Healthcare Products — 1.1%
Bard (C.R.), Inc.	40,200	3,689,154
Covidien Plc	146,300	6,680,058
Henry Schein, Inc.*	127,171	7,807,028

		18,176,240

Healthcare Services — 0.4%
Laboratory Corp. of America Holdings*	75,900	6,673,128

Household Products & Wares — 0.5%
Kimberly-Clark Corp.	122,300	7,709,792

Insurance — 3.4%
AON Corp.	661,800	30,449,418
Principal Financial Group, Inc.	733,300	23,876,248

		54,325,666

Media — 3.5%
Cablevision Systems Corp., Class A	200,100	6,771,384
Time Warner, Inc.	1,547,066	49,769,113

		56,540,497

Miscellaneous Manufacturing — 4.4%
Cooper Industries Plc, Class A	206,600	12,042,714
Danaher Corp.	870,178	41,046,296
Illinois Tool Works, Inc.	324,300	17,317,620

		70,406,630

Oil & Gas — 3.8%
Chevron Corp.	56,500	5,155,625
Exxon Mobil Corp.	305,600	22,345,472
Nexen, Inc.	1,439,300	32,959,970

		60,461,067

Pharmaceuticals — 3.1%
McKesson Corp.	10,200	717,876
Pfizer, Inc.	2,789,908	48,851,289

		49,569,165

Pipelines — 2.2%
El Paso Corp.	5,200	71,552
Spectra Energy Corp.	666,895	16,665,706
The Williams Cos., Inc.	778,300	19,239,576

		35,976,834

Retail — 2.6%
Dollar General Corp.*	243,200	7,458,944
Kohl’s Corp.*	157,200	8,542,248
Lowe’s Cos., Inc.	467,400	11,722,392
McDonald’s Corp.	181,900	13,962,644

		41,686,228

Semiconductors — 1.1%
Texas Instruments, Inc.	567,800	18,453,500

22

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 1.7%
CA, Inc.	536,600	$13,114,504
Fiserv, Inc.*	232,900	13,638,624
Microsoft Corp.	24,200	675,664

		27,428,792

Telecommunications — 1.9%
Amdocs Ltd.*	250,300	6,875,741
AT&T, Inc.	809,500	23,783,110

		30,658,851

Toys, Games & Hobbies — 0.3%
Mattel, Inc.	160,500	4,081,515

TOTAL COMMON STOCKS (Cost $886,068,724)		1,071,336,100

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 0.1%
Industrial — 0.1%
ProLogis (Cost $693,720)	$56,000	814,416

	Number of Shares	Value†
PREFERRED STOCKS — 2.3%
Auto Manufacturers — 0.6%
General Motors Co.*	163,000	8,819,930

Banks — 0.1%
Citigroup, Inc. CONV	12,300	1,681,287

Diversified Financial Services — 0.5%
AMG Capital Trust I CONV	163,900	8,184,756

Electric — 0.1%
PPL Corp. CONV	37,100	2,039,387

Finance — 0.0%
Federal National Mortgage Association CONV*	70	122,500

Food — 0.1%
Heinz Finance Co. (H.J.) 144A@^	15	1,613,907

Housewares — 0.4%
Newell Financial Trust I CONV	159,100	6,682,200

Insurance — 0.5%
Aspen Insurance Holdings Ltd. CONV	131,475	7,221,922

Oil & Gas — 0.0%
Goodrich Petroleum Corp. CONV	5,543	212,962

TOTAL PREFERRED STOCKS (Cost $40,648,195)		36,578,851

	Par (000)	Value†
CORPORATE BONDS — 9.1%
Advertising — 0.2%
Lamar Media Corp. 9.750%, 04/01/14	$2,730	$3,139,500

Airlines — 0.2%
American Airlines Pass Through Trust 2009-1A 10.375%, 01/02/21	434	512,060
Continental Airlines 2009-1 Class A Pass Through Trust 9.000%, 07/08/16	960	1,098,717
Delta Air Lines, Inc. 7.750%, 06/17/21	869	962,223
US Airways 2010-1 Class A Pass Through Trust 6.250%, 10/22/24	960	955,200
US Airways 2010-1 Class B Pass Through Trust 8.500%, 10/22/18	375	375,000

		3,903,200

Biotechnology — 0.1%
Life Technologies Corp. 3.375%, 03/01/13	845	864,140

Coal — 1.2%
Consol Energy, Inc. 144A @^ 8.000%, 04/01/17	4,325	4,606,125
Peabody Energy Corp. CONV 4.750%, 12/15/66	11,509	14,889,769

		19,495,894

Computers — 0.1%
Brocade Communications Systems, Inc. 6.625%, 01/15/18	875	920,938
6.875%, 01/15/20	200	213,000

		1,133,938

Diversified Financial Services — 0.4%
International Lease Finance Corp. @^ 6.500%, 09/01/14 144A	3,900	4,134,000
6.750%, 09/01/16 144A	125	133,438
7.125%, 09/01/18 144A	225	239,062
Janus Capital Group, Inc. 6.950%, 06/15/17	1,850	1,927,380

		6,433,880

Electric — 0.4%
Black Hills Corp. 9.000%, 05/15/14	350	401,754
Calpine Construction Finance Co. LP 144A @^ 8.000%, 06/01/16	2,800	2,975,000
Calpine Corp. 144A @^ 7.500%, 02/15/21	1,275	1,255,875
CMS Energy Corp. 6.250%, 02/01/20	175	178,593

23

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — (continued)
E.CL SA 144A @^ 5.625%, 01/15/21	$760	$752,902
Otter Tail Corp. 9.000%, 12/15/16	890	950,075

		6,514,199

Electronics — 0.2%
Newport Corp. CONV 2.500%, 02/15/12	3,930	4,038,075

Forest Products & Paper — 0.1%
Georgia-Pacific LLC 144A @^ 8.250%, 05/01/16	800	903,000

Gas — 0.0%
Florida Gas Transmission Co., LLC 144A @^ 4.000%, 07/15/15	425	438,671

Healthcare Products — 0.0%
Beckman Coulter, Inc. 7.000%, 06/01/19	435	477,484

Healthcare Services — 0.2%
LifePoint Hospitals, Inc. CONV 3.250%, 08/15/25	3,676	3,671,405

Household Products & Wares — 0.1%
Fortune Brands, Inc. 5.125%, 01/15/11	930	930,903

Iron & Steel — 0.4%
United States Steel Corp. CONV 4.000%, 05/15/14	3,285	6,372,900

Lodging — 0.3%
Hyatt Hotels Corp. 144A @^ 6.875%, 08/15/19	1,090	1,191,600
MGM Resorts International 13.000%, 11/15/13	770	910,525
10.375%, 05/15/14	770	864,325
9.000%, 03/15/20 144A @^	600	660,000
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 10/15/14	1,350	1,532,250

		5,158,700

Media — 0.7%
CSC Holdings, Inc. 7.625%, 04/01/11	3,625	3,670,313
DISH DBS Corp. 6.625%, 10/01/14	1,800	1,867,500
Liberty Media LLC CONV 3.125%, 03/30/23	4,408	4,942,470
Sirius XM Radio, Inc. 144A @^ 9.750%, 09/01/15	100	112,250

		10,592,533

	Par (000)	Value†

Mining — 0.4%
Newmont Mining Corp. CONV 1.250%, 07/15/14	$1,386	$1,987,178
1.625%, 07/15/17	3,006	4,369,972

		6,357,150

Miscellaneous Manufacturing — 0.2%
Actuant Corp. CONV 2.000%, 11/15/23	272	370,600
RBS Global, Inc. 8.500%, 05/01/18	1,330	1,413,125
Tyco Electronics Group SA 6.000%, 10/01/12	1,750	1,881,542

		3,665,267

Oil & Gas — 0.3%
Forest Oil Corp. 8.500%, 02/15/14	1,300	1,420,250
Goodrich Petroleum Corp. CONV 3.250%, 12/01/26	223	221,328
PetroHawk Energy Corp. 10.500%, 08/01/14	75	85,500
Pride International, Inc. 8.500%, 06/15/19	610	693,875
Questar Market Resources, Inc. 6.800%, 03/01/20	440	434,362
Quicksilver Resources, Inc. 11.750%, 01/01/16	1,200	1,398,000
Range Resources Corp. 8.000%, 05/15/19	750	816,562

		5,069,877

Oil & Gas Services — 0.4%
Oil States International, Inc. CONV 2.375%, 07/01/25	3,105	6,369,131

Packaging and Containers — 0.0%
Ball Corp. 7.375%, 09/01/19	50	53,750
Silgan Holdings, Inc. 7.250%, 08/15/16	375	399,375

		453,125

Pipelines — 0.2%
Buckeye Partners LP 5.500%, 08/15/19	1,005	1,061,331
Gulfstream Natural Gas System LLC 144A @^ 6.950%, 06/01/16	505	589,269
Southeast Supply Header LLC 144A @^ 4.850%, 08/15/14	430	450,869
Spectra Energy Capital LLC 5.650%, 03/01/20	455	483,345

		2,584,814

24

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Real Estate Investment Trusts — 0.3%
Host Hotels & Resorts LP CONV 144A @^ 2.625%, 04/15/27	$5,153	$5,101,470

Retail — 1.1%
Dollar General Corp. 10.625%, 07/15/15	3,500	3,806,250
11.875%, 07/15/17 PIK	1,225	1,421,000
Group 1 Automotive, Inc. CONV 3.000%, 03/15/20 144A @^	1,830	2,276,062
2.250%, 06/15/36 STEP•	7,967	7,817,619
Penske Auto Group, Inc. 7.750%, 12/15/16	2,125	2,167,500

		17,488,431

Semiconductors — 0.5%
Linear Technology Corp. CONV 3.000%, 05/01/27	1,519	1,610,140
Xilinx, Inc. CONV 3.125%, 03/15/37	5,727	5,956,080

		7,566,220

Telecommunications — 1.1%
Alcatel-Lucent USA, Inc. CONV 2.875%, 06/15/25	3,600	3,397,500
American Tower Corp. 4.500%, 01/15/18	1,410	1,397,685
CC Holdings GS V LLC 144A @^ 7.750%, 05/01/17	3,400	3,714,500
Crown Castle International Corp. 9.000%, 01/15/15	500	551,250
JDS Uniphase Corp. CONV 1.000%, 05/15/26	3,982	3,772,945
SBA Communications Corp. CONV 1.875%, 05/01/13	959	1,075,279
SBA Telecommunications, Inc. 8.000%, 08/15/16	300	324,750
8.250%, 08/15/19	225	245,812
Sprint Capital Corp. 8.375%, 03/15/12	2,650	2,802,375
6.900%, 05/01/19	300	296,250

		17,578,346

TOTAL CORPORATE BONDS (Cost $124,639,012)		146,302,253

LOAN AGREEMENTS — 7.6%
Auto Parts & Equipment — 1.1%
Federal Mogul Corp. ‡ 2.198%-2.208%, 12/29/14	11,103	10,422,494
2.198%-2.208%, 12/28/15	8,494	7,973,464

		18,395,958

Chemicals — 0.0%
Nalco Co.‡ 2.044%-2.053%, 05/13/16	495	493,297

	Par (000)	Value†

Distribution & Wholesale — 0.2%
Dunkin Brands, Inc.‡ 5.750%, 11/19/17	$3,650	$3,691,574

Diversified Financial Services — 0.9%
CIT Group, Inc.‡ 6.250%, 08/11/15	2,250	2,294,730
Fifth Third Process‡ 5.500%, 11/03/16	1,250	1,258,850
8.250%, 11/03/17	250	254,375
Interactive Data Corp.‡ 6.750%, 01/29/17	2,065	2,086,737
International Lease Finance Corp.‡ 7.000%, 03/17/16	450	457,425
MSCI, Inc.‡ 4.750%, 06/01/16	1,244	1,250,752
Nuveen Investment, Inc.‡ 3.288%-3.303%, 11/13/14	1,885	1,797,962
3.288%-3.303%, 05/31/17	2,203	2,131,107
Pinnacle Foods Finance LLC‡ 2.761%, 04/02/14	2,453	2,401,998
6.000%, 04/02/14	562	567,992
WorldPay‡ 4.500%, 08/06/17	650	652,847

		15,154,775

Electric — 0.4%
Calpine Corp.‡ 7.000%, 07/03/17	5,504	5,590,608

Engineering & Construction — 0.4%
CSC Holdings, Inc.‡ 1.011%, 02/24/12	1,210	1,197,951
2.011%, 03/29/16	4,681	4,693,291

		5,891,242

Entertainment — 0.1%
Cedar Fair LP‡ 5.500%, 12/15/16	886	894,388

Forest Products & Paper — 0.6%
Georgia-Pacific Corp.‡ 2.302%-2.303%, 12/23/12	6,302	6,296,444
3.552%-3.553%, 12/23/14	2,993	3,003,926

		9,300,370

Healthcare Products — 0.4%
Bausch & Lomb, Inc.‡ 3.511%-3.553%, 04/24/15	5,809	5,786,180

Healthcare Services — 0.4%
HCA, Inc.‡ 1.553%, 11/16/12	5,966	5,888,388

Holding Companies — 0.4%
Reynolds Group Holdings Ltd.‡ 6.500%, 05/05/16	3,225	3,259,669
Reynolds Group Holdings, Inc.‡ 6.250%, 05/05/16	1,234	1,241,473

25

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

FLEXIBLY MANAGED FUND

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Holding Companies — (continued)
Reynolds Holdings Group, Inc.‡ 6.750%, 05/05/16	$1,963	$1,978,298

		6,479,440

Media — 0.5%
CCO Holding LLC‡ 2.761%, 09/06/14	500	483,750
Charter Communications Operating LLC‡ 2.270%, 03/06/14	454	447,994
7.250%, 03/06/14	1,237	1,282,121
3.560%, 09/06/16	4,396	4,312,642
Univision Communications, Inc.‡ 4.511%, 03/31/17	2,286	2,172,035

		8,698,542

Miscellaneous Manufacturing — 0.1%
RBS Global, Inc.‡ 2.813%, 07/19/13	1,750	1,721,020

Retail — 0.5%
Dollar General Corp.‡ 3.011%-3.038%, 07/07/14	7,679	7,684,291

Software — 0.9%
Fidelity National Information Services, Inc.‡ 5.250%, 07/18/16	2,993	3,026,136
First Data Corp.‡ 3.011%, 09/24/14	5,930	5,478,156
3.011%, 09/24/14	6,897	6,371,101

		14,875,393

Telecommunications — 0.7%
Intelsat Corp.‡ 2.790%, 01/03/14	1,979	1,974,433
2.790%, 04/03/18	9,400	9,494,000

		11,468,433

TOTAL LOAN AGREEMENTS (Cost $116,449,479)		122,013,899

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 14.1%
T. Rowe Price Reserve Investment Fund (Cost $225,628,956)	225,628,955	225,628,955

TOTAL INVESTMENTS — 100.0% (Cost $1,394,128,086)		$1,602,674,475

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
AT&T, Inc., $25, 01/22/11*	(19)	$(8,550)
AT&T, Inc., $30, 01/21/12*	(8,076)	(1,106,412)
Bard (C.R), $85, 01/22/11*	(402)	(333,660)
Chevron Corp., $90, 01/21/12*	(477)	(383,985)
Entergy Corp., $80, 01/21/12*	(389)	(50,570)
Exxon Mobil Corp. $70, 01/21/12*	(2,523)	(1,879,635)
Illinois Tool Works, Inc., $55, 01/21/12*	(314)	(147,580)
JPMorgan Chase & Co., $50, 1/21/12*	(1,187)	(257,579)
Kimberly-Clark Corp., $70, 01/22/11*	(1,143)	(5,715)
Kohl’s Corp., $50, 01/22/11*	(1,452)	(609,840)
Mattel, Inc., $25, 01/21/12*	(1,605)	(465,450)
McDonald’s Corp., $80, 01/21/12*	(1,759)	(633,240)
McKesson Corp., $72.5, 01/21/12*	(95)	(57,000)
Monsanto Co., $65, 01/21/12*	(821)	(972,885)
Monsanto Co., $70, 01/21/12*	(309)	(288,915)
PG&E Corp., $50, 03/19/11*	(400)	(26,000)
Philip Morris International, Inc., $60, 01/21/12*	(929)	(357,665)
ProLogis, $15, 01/21/12*	(564)	(95,880)
The AES Corp., $12.50, 01/22/11*	(2,180)	(32,700)
The Procter & Gamble Co., $65, 01/21/12*	(269)	(96,840)
The Procter & Gamble Co., $65, 01/22/11*	(2,242)	(91,922)
The Procter & Gamble Co., $70, 01/21/12*	(3,659)	(658,620)
The Williams Cos., Inc., $25, 01/21/12*	(7,592)	(2,087,800)
Time Warner, Inc., $35, 01/21/12*	(1,068)	(216,804)

TOTAL WRITTEN OPTIONS (Premiums $(7,528,779))		(10,865,247)

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
^	Illiquid security. The total market value of illiquid securities at December 31, 2010 is $31,148,000.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2010. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

26

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

FLEXIBLY MANAGED FUND

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment In Kind.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,071,336,100	$1,071,336,100	$—	$—
REAL ESTATE INVESTMENT TRUSTS	814,416	814,416	—	—
PREFERRED STOCKS	36,578,851	36,578,851	—
CORPORATE BONDS	146,302,253	—	146,302,253	—
LOAN AGREEMENTS	122,013,899	—	122,013,899
SHORT-TERM INVESTMENTS	225,628,956	225,628,956	—	—

TOTAL INVESTMENTS	$1,602,674,475	$1,334,358,323	$268,316,152	—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(10,865,247)	$(4,662,423)	$(6,202,824)	$—

Total Liabilities	$(10,865,247)	$(4,662,423)	$(6,202,824)	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

27

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

BALANCED FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.8%
Penn Series Index 500 Fund* (Cost $31,943,993)	4,218,530	$38,346,434

AFFILIATED FIXED INCOME FUNDS — 39.9%
Penn Series Quality Bond Fund* (Cost $23,876,497)	2,211,444	25,564,290

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	91,643	91,643
BlackRock Liquidity Funds TempFund - Institutional Shares	91,642	91,642

TOTAL SHORT-TERM INVESTMENTS (Cost $183,285)		183,285

TOTAL INVESTMENTS — 100.0% (Cost $56,003,775)		$64,094,009

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$38,346,434	$38,346,434	$—	$—
AFFILIATED FIXED INCOME FUNDS	25,564,290	25,564,290	—	—
SHORT-TERM INVESTMENTS	183,285	183,285	—	—

TOTAL INVESTMENTS	$64,094,009	$64,094,009	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

28

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — 98.9%
Apparel — 2.3%
Coach, Inc.	41,300	$2,284,303
NIKE, Inc., Class B	20,000	1,708,400

		3,992,703

Auto Manufacturers — 1.0%
General Motors Co.*	16,300	600,818
PACCAR, Inc.	21,000	1,205,820

		1,806,638

Banks — 2.6%
JPMorgan Chase & Co.	53,500	2,269,470
Northern Trust Corp.	21,100	1,169,151
U.S. Bancorp	40,300	1,086,891

		4,525,512

Beverages — 0.7%
PepsiCo, Inc.	17,700	1,156,341

Biotechnology — 1.5%
Celgene Corp.*	15,900	940,326
Human Genome Sciences, Inc.*	24,600	587,694
Illumina, Inc.*	18,500	1,171,790

		2,699,810

Chemicals — 3.3%
Air Products & Chemicals, Inc.	10,000	909,500
Praxair, Inc.	40,000	3,818,800
The Mosaic Co.	13,400	1,023,224

		5,751,524

Coal — 0.7%
Peabody Energy Corp.	19,500	1,247,610

Commercial Services — 3.7%
Mastercard, Inc., Class A	9,100	2,039,401
The Western Union Co.	56,200	1,043,634
Visa, Inc., Class A	48,300	3,399,354

		6,482,389

Computers — 9.4%
Accenture Plc, Class A	36,600	1,774,734
Apple, Inc.*	40,400	13,031,424
EMC Corp.*	26,300	602,270
NetApp, Inc.*	19,500	1,071,720

		16,480,148

Cosmetics & Personal Care — 0.9%
Colgate-Palmolive Co.	5,400	433,998
The Procter & Gamble Co.	18,712	1,203,743

		1,637,741

Distribution & Wholesale — 1.6%
Fastenal Co.	29,200	1,749,372
W.W. Grainger, Inc.	7,300	1,008,203

		2,757,575

	Number of Shares	Value†

Diversified Financial Services — 4.9%
American Express Co.	51,900	$2,227,548
Discover Financial Services	39,900	739,347
Franklin Resources, Inc.	22,600	2,513,346
IntercontinentalExchange, Inc.*	12,200	1,453,630
Invesco Ltd.	67,800	1,631,268

		8,565,139

Electrical Components & Equipment — 0.9%
Emerson Electric Co.	28,800	1,646,496

Electronics — 1.0%
Dolby Laboratories, Inc., Class A*	25,900	1,727,530

Engineering & Construction — 0.4%
McDermott International, Inc.*	31,600	653,804

Healthcare Products — 1.1%
Edwards Lifesciences Corp.*	10,700	864,988
Stryker Corp.	20,400	1,095,480

		1,960,468

Internet — 15.8%
Akamai Technologies, Inc.*	25,100	1,180,955
Amazon.com, Inc.*	40,600	7,308,000
Baidu, Inc. ADR*	34,100	3,291,673
Ctrip.com International Ltd. ADR*	23,400	946,530
eBay, Inc.*	55,300	1,538,999
Google, Inc., Class A*	15,200	9,028,344
Liberty Media Corp.—Interactive, Class A*	75,500	1,190,635
Mail.ru Group Ltd. 144A*@^~	1,100	39,600
NetFlix, Inc.*	900	158,130
Priceline.com, Inc.*	4,000	1,598,200
Tencent Holdings Ltd.	66,000	1,434,155

		27,715,221

Leisure Time — 0.6%
Carnival Plc	24,400	1,134,406

Lodging — 2.7%
Las Vegas Sands Corp.*	20,500	941,975
Marriott International, Inc., Class A	47,597	1,977,179
MGM Resorts International*	21,600	320,760
Starwood Hotels & Resorts Worldwide, Inc.	23,700	1,440,486

		4,680,400

Machinery — Construction & Mining — 0.8%
Caterpillar, Inc.	7,300	683,718
Joy Global, Inc.	8,300	720,025

		1,403,743

Machinery — Diversified — 1.7%
Babcock & Wilcox Co.*	14,700	376,173
Cummins, Inc.	7,100	781,071
Deere & Co.	10,200	847,110
Rockwell Automation, Inc.	13,400	960,914

		2,965,268

29

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — 1.4%
Discovery Communications, Inc., Class A*	17,600	$733,920
The Walt Disney Co.	44,600	1,672,946

		2,406,866

Metal Fabricate/Hardware — 1.2%
Precision Castparts Corp.	15,200	2,115,992

Mining — 2.1%
Agnico-Eagle Mines Ltd.	7,700	590,590
BHP Billiton Ltd.	38,781	1,794,847
Freeport-McMoRan Copper & Gold, Inc.	11,400	1,369,026

		3,754,463

Miscellaneous Manufacturing — 3.8%
3M Co.	18,200	1,570,660
Danaher Corp.	107,500	5,070,775

		6,641,435

Oil & Gas — 4.2%
EOG Resources, Inc.	18,700	1,709,367
Murphy Oil Corp.	15,300	1,140,615
Occidental Petroleum Corp.	20,100	1,971,810
Petroleo Brasileiro S.A. ADR	23,100	789,327
Suncor Energy, Inc.	46,900	1,795,801

		7,406,920

Oil & Gas Services — 3.3%
Cameron International Corp.*	27,300	1,384,929
FMC Technologies, Inc.*	14,900	1,324,759
Schlumberger Ltd.	37,600	3,139,600

		5,849,288

Pharmaceuticals — 3.4%
Allergan, Inc.	15,900	1,091,853
Express Scripts, Inc.*	57,800	3,124,090
McKesson Corp.	24,700	1,738,386

		5,954,329

Retail — 5.9%
AutoZone, Inc.*	3,800	1,035,842
CarMax, Inc.*	36,200	1,154,056
Chipotle Mexican Grill Inc.*	3,200	680,512
Costco Wholesale Corp.	19,000	1,371,990
Dollar General Corp.*	24,000	736,080
Lowe’s Cos., Inc.	42,700	1,070,916
O’Reilly Automotive, Inc.*	18,200	1,099,644
Ross Stores, Inc.	9,700	613,525
Starbucks Corp.	79,800	2,563,974

		10,326,539

Semiconductors — 2.7%
ASML Holding N.V.	22,000	843,480
Broadcom Corp., Class A	43,200	1,881,360
Marvell Technology Group Ltd.*	18,800	348,740
Rovi Corp.*	15,600	967,356
Samsung Electronics Co. Ltd.	846	707,423

		4,748,359

	Number of Shares	Value†

Software — 0.4%
Autodesk, Inc.*	7,700	$294,140
Autonomy Corp. Plc*	13,600	319,115
Salesforce.com, Inc.*	1,200	158,400

		771,655

Telecommunications — 8.4%
American Tower Corp., Class A*	54,900	2,835,036
Corning, Inc.	120,000	2,318,400
Crown Castle International Corp.*	87,500	3,835,125
Juniper Networks, Inc.*	63,800	2,355,496
QUALCOMM, Inc.	70,600	3,493,994

		14,838,051

Transportation — 4.5%
Expeditors International of Washington, Inc.	27,400	1,496,040
FedEx Corp.	33,400	3,106,534
Union Pacific Corp.	17,800	1,649,348
United Parcel Service, Inc., Class B	23,000	1,669,340

		7,921,262

TOTAL COMMON STOCKS (Cost $128,230,617)		173,725,625

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	921,465	921,465
BlackRock Liquidity Funds TempFund - Institutional Shares	921,465	921,465
T. Rowe Price Reserve Investment Fund	1,024	1,024

TOTAL SHORT-TERM INVESTMENTS (Cost $1,843,954)		1,843,954

TOTAL INVESTMENTS — 100.0% (Cost $130,074,571)		$175,569,579

@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at December 31, 2010 is $39,600.
†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2010 is $39,600.
ADR	— American Depository Receipt.
Plc	— Public Limited Company.

30

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE GROWTH STOCK FUND

COMMON STOCKS COUNTRY DIVERSIFICATION	% of Market Value	Value†
United States	89.7%	$157,566,088
China	2.7%	4,725,828
France	1.8%	3,139,600
Canada	1.4%	2,386,391
Australia	1.0%	1,794,847
Ireland	1.0%	1,774,734
United Kingdom	0.8%	1,453,521
Netherlands	0.5%	843,480
Brazil	0.5%	789,327
South Korea	0.4%	707,423
Bermuda	0.2%	348,740
Russia	—%	39,600

	100.0%	$175,569,579

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Apparel	$3,992,703	$3,992,703	$—	$—
Auto Manufacturers	1,806,638	1,806,638	—	—
Banks	4,525,512	4,525,512	—	—
Beverages	1,156,341	1,156,341	—	—
Biotechnology	2,699,810	2,699,810	—	—
Chemicals	5,751,524	5,751,524	—	—
Coal	1,247,610	1,247,610	—	—
Commercial Services	6,482,389	6,482,389	—	—
Computers	16,480,148	16,480,148	—	—
Cosmetics & Personal Care	1,637,741	1,637,741	—	—
Distribution & Wholesale	2,757,575	2,757,575	—	—
Diversified Financial Services	8,565,139	8,565,139	—	—
Electrical Components & Equipment	1,646,496	1,646,496	—	—
Electronics	1,727,530	1,727,530	—	—
Engineering & Construction	653,804	653,804	—	—
Healthcare Products	1,960,468	1,960,468	—	—
Internet	27,715,221	27,675,621	39,600	—
Leisure Time	1,134,406	1,134,406	—	—
Lodging	4,680,400	4,680,400	—	—
Machinery—Construction & Mining	1,403,743	1,403,743	—	—
Machinery—Diversified	2,965,268	2,965,268	—	—
Media	2,406,866	2,406,866	—	—
Metal Fabricate/Hardware	2,115,992	2,115,992	—	—
Mining	3,754,463	3,754,463	—	—
Miscellaneous Manufacturing	6,641,435	6,641,435	—	—
Oil & Gas	7,406,920	7,406,920	—	—
Oil & Gas Services	5,849,288	5,849,288	—	—
Pharmaceuticals	5,954,329	5,954,329	—	—
Retail	10,326,539	10,326,539	—	—
Semiconductors	4,748,359	4,748,359	—	—
Software	771,655	771,655	—	—
Telecommunications	14,838,051	14,838,051	—	—
Transportation	7,921,262	7,921,262	—	—

TOTAL COMMON STOCKS	173,725,625	173,686,025	39,600	—

SHORT-TERM INVESTMENTS	1,843,954	1,843,954	—	—

TOTAL INVESTMENTS	$175,569,579	$175,529,979	$39,600	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

31

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 96.3%
Agriculture — 2.3%
Archer-Daniels-Midland Co.	26,250	$789,600

Apparel — 1.4%
Coach, Inc.	8,590	475,113

Auto Manufacturers — 0.9%
General Motors Co.*	8,570	315,890

Auto Parts & Equipment — 0.6%
BorgWarner, Inc.*	2,660	192,478

Banks — 4.7%
Citigroup, Inc.*	121,360	574,033
HDFC Bank Ltd. ADR	2,690	449,526
Itau Unibanco Holding S.A. ADR	24,580	590,165

		1,613,724

Beverages — 2.0%
PepsiCo, Inc.	10,660	696,418

Biotechnology — 2.5%
Alexion Pharmaceuticals, Inc.*	3,100	249,705
Biogen Idec, Inc.*	5,320	356,706
Illumina, Inc.*	3,710	234,991

		841,402

Chemicals — 1.8%
Celanese Corp., Series A	8,340	343,358
CF Industries Holdings, Inc.	1,940	262,191

		605,549

Coal — 0.9%
Walter Energy, Inc.	2,370	302,981

Commercial Services — 2.1%
Manpower, Inc.	3,950	247,902
The Western Union Co.	24,920	462,764

		710,666

Computers — 7.6%
Apple, Inc.*	6,489	2,093,092
NetApp, Inc.*	4,430	243,473
SanDisk Corp.*	5,700	284,202

		2,620,767

Distribution & Wholesale — 0.9%
Fastenal Co.	5,020	300,748

Diversified Financial Services — 4.8%
IntercontinentalExchange, Inc.*	4,890	582,643
Invesco Ltd.	24,930	599,816
The Charles Schwab Corp.	27,850	476,514

		1,658,973

Electrical Components & Equipment — 0.8%
AMETEK, Inc.	7,440	292,020

Electronics — 0.7%
Agilent Technologies, Inc.*	5,880	243,608

	Number of Shares	Value†

Food — 1.0%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	4,260	$178,835
Whole Foods Market, Inc.	3,110	157,335

		336,170

Healthcare Products — 1.6%
Hospira, Inc.*	6,960	387,602
Intuitive Surgical, Inc.*	650	167,538

		555,140

Healthcare Services — 0.9%
Universal Health Services, Inc., Class B	6,980	303,072

Insurance — 1.7%
Aflac, Inc.	10,260	578,972

Internet — 7.0%
Amazon.com, Inc.*	3,250	585,000
Baidu, Inc. ADR*	2,780	268,353
F5 Networks, Inc.*	4,270	555,783
Google, Inc., Class A*	1,680	997,870

		2,407,006

Iron & Steel — 1.6%
Cliffs Natural Resources, Inc.	3,930	306,579
United States Steel Corp.	4,390	256,464

		563,043

Leisure Time — 0.8%
Royal Caribbean Cruises Ltd.*	5,600	263,200

Lodging — 2.1%
Las Vegas Sands Corp.*	6,710	308,324
Starwood Hotels & Resorts Worldwide, Inc.	6,810	413,912

		722,236

Machinery — Construction & Mining — 2.2%
Caterpillar, Inc.	8,010	750,217

Machinery — Diversified — 1.5%
Cummins, Inc.	4,760	523,648

Media — 0.7%
Time Warner Cable, Inc.	3,600	237,708

Metal Fabricate/Hardware — 0.6%
Precision Castparts Corp.	1,600	222,736

Mining — 1.5%
Goldcorp, Inc.	11,030	507,159

Oil & Gas — 9.0%
Anadarko Petroleum Corp.	10,260	781,402
Cimarex Energy Co.	6,480	573,674
Concho Resources, Inc.*	6,720	589,142
Devon Energy Corp.	9,580	752,126
Questar Corp.	21,720	378,145

		3,074,489

32

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — 3.8%
National Oilwell Varco, Inc.	3,590	$241,427
Schlumberger Ltd.	12,660	1,057,110

		1,298,537

Pharmaceuticals — 5.1%
Allergan, Inc.	8,230	565,154
Express Scripts, Inc.*	8,630	466,452
Mead Johnson Nutrition Co.	8,540	531,615
Shire Plc ADR	2,550	184,569

		1,747,790

Real Estate — 1.4%
C.B. Richard Ellis Group, Inc., Class A*	23,270	476,570

Retail — 2.0%
Guess?, Inc.	4,640	219,565
Starbucks Corp.	14,720	472,953

		692,518

Semiconductors — 5.3%
ASML Holding N.V.	13,420	514,523
Broadcom Corp., Class A	15,890	692,009
Lam Research Corp.*	5,840	302,395
Varian Semiconductor Equipment Associates, Inc.*	8,550	316,094

		1,825,021

Software — 3.8%
Oracle Corp.	20,730	648,849
Salesforce.com, Inc.*	4,860	641,520

		1,290,369

Telecommunications — 6.3%
America Movil S.A.B. de C.V., Series L ADR	9,150	524,661
Juniper Networks, Inc.*	6,540	241,457
NII Holdings, Inc.*	12,780	570,755
QUALCOMM, Inc.	16,440	813,615

		2,150,488

Transportation — 2.4%
FedEx Corp.	8,910	828,719

TOTAL COMMON STOCKS (Cost $27,085,384)		33,014,745

REAL ESTATE INVESTMENT TRUSTS — 1.3%
Regional Malls — 1.3%
Simon Property Group, Inc. (Cost $396,234)	4,510	448,700

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	402,346	$402,346
BlackRock Liquidity Funds TempFund - Institutional Shares	402,346	402,346

TOTAL SHORT-TERM INVESTMENTS (Cost $804,692)		804,692

TOTAL INVESTMENTS — 100.0% (Cost $28,286,310)		$34,268,137

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
Plc	— Public Limited Company.

Country Weightings as of 12/31/2010†
United States	88%
France	3
Brazil	2
Mexico	2
Netherlands	2
Canada	1
India	1
Other	1

Total	100%

†	% of total investments as of December 31, 2010

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$33,014,745	$33,014,745	$—	$—
REAL ESTATE INVESTMENT TRUSTS	448,700	448,700	—	—
SHORT-TERM INVESTMENTS	804,692	804,692	—	—

TOTAL INVESTMENTS	$34,268,137	$34,268,137	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

33

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE CORE GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 99.6%
Airlines — 1.4%
Delta Air Lines, Inc.*	140,244	$1,767,074

Apparel — 1.7%
Coach, Inc.	37,610	2,080,209

Auto Manufacturers — 4.3%
Daimler AG	24,890	1,682,066
Ford Motor Co.*	219,250	3,681,208

		5,363,274

Auto Parts & Equipment — 1.9%
Johnson Controls, Inc.	61,760	2,359,232

Banks — 3.6%
Citigroup, Inc.*	336,460	1,591,456
Itau Unibanco Holding S.A. ADR	58,910	1,414,429
The Goldman Sachs Group, Inc.	8,910	1,498,306

		4,504,191

Chemicals — 2.0%
Ecolab, Inc.	19,240	970,081
LyondellBasell Industries NV, Class A*	44,630	1,535,272

		2,505,353

Commercial Services — 1.7%
Mastercard, Inc., Class A	9,320	2,088,705

Computers — 9.0%
Apple, Inc.*	22,200	7,160,832
EMC Corp.*	92,930	2,128,097
NetApp, Inc.*	33,290	1,829,619

		11,118,548

Diversified Financial Services — 3.0%
American Express Co.	24,520	1,052,398
BlackRock, Inc.	7,316	1,394,283
Invesco Ltd.	53,260	1,281,436

		3,728,117

Electrical Components & Equipment — 2.0%
Emerson Electric Co.	43,670	2,496,614

Electronics — 3.1%
Agilent Technologies, Inc.*	55,240	2,288,593
Amphenol Corp., Class A	28,240	1,490,507

		3,779,100

Healthcare Products — 1.9%
Varian Medical Systems, Inc.*	33,340	2,309,795

Healthcare Services — 2.8%
Laboratory Corp. of America Holdings*	16,530	1,453,318
UnitedHealth Group, Inc.	56,840	2,052,492

		3,505,810

Internet — 9.5%
Amazon.com, Inc.*	16,895	3,041,100
Baidu, Inc. ADR*	16,160	1,559,925
Equinix, Inc.*	10,410	845,917
F5 Networks, Inc.*	12,170	1,584,047

	Number of Shares	Value†

Internet — (continued)
Google, Inc., Class A*	4,590	$2,726,322
Priceline.com, Inc.*	5,100	2,037,705

		11,795,016

Lodging — 2.0%
Marriott International, Inc., Class A	60,560	2,515,662

Machinery — Diversified — 5.2%
AGCO Corp.*	40,080	2,030,453
Cummins, Inc.	24,025	2,642,990
Rockwell Automation, Inc.	23,830	1,708,849

		6,382,292

Media — 5.8%
CBS Corp., Class B	104,510	1,990,915
DIRECTV, Class A*	47,890	1,912,248
The Walt Disney Co.	88,180	3,307,632

		7,210,795

Metal Fabricate/Hardware — 2.4%
Precision Castparts Corp.	21,580	3,004,152

Miscellaneous Manufacturing — 3.5%
Eaton Corp.	26,220	2,661,592
Parker Hannifin Corp.	19,100	1,648,330

		4,309,922

Oil & Gas — 8.2%
ConocoPhillips	36,780	2,504,718
Newfield Exploration Co.*	28,100	2,026,291
Noble Energy, Inc.	10,890	937,411
Occidental Petroleum Corp.	22,730	2,229,813
Pioneer Natural Resources Co.	28,280	2,455,270

		10,153,503

Oil & Gas Services — 1.8%
Halliburton Co.	53,680	2,191,754

Pharmaceuticals — 3.0%
Allergan, Inc.	25,250	1,733,918
Express Scripts, Inc.*	37,510	2,027,415

		3,761,333

Retail — 4.7%
Costco Wholesale Corp.	31,040	2,241,399
Kohl’s Corp.*	27,500	1,494,350
Macy’s, Inc.	81,550	2,063,215

		5,798,964

Semiconductors — 1.0%
Texas Instruments, Inc.	37,280	1,211,600

Software — 6.6%
Citrix Systems, Inc.*	33,290	2,277,369
Oracle Corp.	72,090	2,256,417
Salesforce.com, Inc.*	12,540	1,655,280
VMware, Inc., Class A*	21,630	1,923,123

		8,112,189

34

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE CORE GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 5.5%
American Tower Corp., Class A*	53,136	$2,743,943
Juniper Networks, Inc.*	60,240	2,224,061
QUALCOMM, Inc.	37,740	1,867,753

		6,835,757

Transportation — 2.0%
Union Pacific Corp.	26,170	2,424,912

TOTAL COMMON STOCKS (Cost $92,747,539)		123,313,873

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	266,333	266,333
BlackRock Liquidity Funds TempFund - Institutional Shares	266,333	266,333

TOTAL SHORT-TERM INVESTMENTS (Cost $532,666)		532,666

TOTAL INVESTMENTS — 100.0% (Cost $93,280,205)		$123,846,539

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$123,313,873	$123,313,873	$—	$—
SHORT-TERM INVESTMENTS	532,666	532,666	—	—

TOTAL INVESTMENTS	$123,846,539	$123,846,539	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

35

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 97.3%
Airlines — 1.3%
United Continental Holdings, Inc.*	93,910	$2,236,936

Auto Manufacturers — 1.6%
Navistar International Corp.*	47,890	2,773,310

Auto Parts & Equipment — 1.8%
Lear Corp.*	30,530	3,013,616

Banks — 16.0%
CIT Group, Inc.*	71,030	3,345,513
Comerica, Inc.	56,280	2,377,267
JPMorgan Chase & Co.	156,370	6,633,216
PNC Financial Services Group, Inc.	40,170	2,439,122
State Street Corp.	88,560	4,103,871
The Goldman Sachs Group, Inc.	10,010	1,683,282
U.S. Bancorp	103,120	2,781,146
Wells Fargo & Co.	116,900	3,622,731

		26,986,148

Beverages — 2.8%
The Coca-Cola Co.	70,780	4,655,201

Biotechnology — 3.7%
Amgen, Inc.*	59,590	3,271,491
Gilead Sciences, Inc.*	82,050	2,973,492

		6,244,983

Chemicals — 3.7%
Celanese Corp., Series A	88,480	3,642,722
Potash Corp. of Saskatchewan, Inc.	17,440	2,700,235

		6,342,957

Coal — 1.1%
Consol Energy, Inc.	38,720	1,887,213

Diversified Financial Services — 0.5%
E*Trade Financial Corp.*	53,700	859,200

Electric — 5.7%
American Electric Power Co., Inc.	45,720	1,645,006
Edison International	99,690	3,848,034
Entergy Corp.	58,720	4,159,137

		9,652,177

Gas — 0.4%
NiSource, Inc.	40,250	709,205

Healthcare Services — 3.7%
Humana, Inc.*	58,290	3,190,794
WellPoint, Inc.*	54,760	3,113,654

		6,304,448

Household Products & Wares — 1.7%
Church & Dwight Co., Inc.	40,860	2,820,157

Insurance — 6.5%
ACE Ltd.	55,820	3,474,795
CNO Financial Group, Inc.*	147,850	1,002,423
MetLife, Inc.	113,560	5,046,607
Prudential Financial, Inc.	24,700	1,450,137

		10,973,962

	Number of Shares	Value†

Iron & Steel — 1.0%
Allegheny Technologies, Inc.	32,140	$1,773,485

Machinery — Diversified — 0.8%
Babcock & Wilcox Co.*	53,880	1,378,789

Media — 5.6%
Comcast Corp., Class A	140,850	3,094,475
Time Warner Cable, Inc.	36,966	2,440,865
Viacom, Inc., Class B	99,810	3,953,474

		9,488,814

Miscellaneous Manufacturing — 3.8%
Ingersoll-Rand Plc	85,430	4,022,899
Tyco International Ltd.	56,130	2,326,027

		6,348,926

Office & Business Equipment — 1.1%
Xerox Corp.	161,230	1,857,370

Oil & Gas — 7.4%
Chevron Corp.	81,590	7,445,087
Exxon Mobil Corp.	44,000	3,217,280
Royal Dutch Shell Plc ADR	26,520	1,771,006

		12,433,373

Oil & Gas Services — 3.2%
Halliburton Co.	131,630	5,374,453

Pharmaceuticals — 6.5%
Merck & Co., Inc.	135,900	4,897,836
Pfizer, Inc.	351,551	6,155,658

		11,053,494

Retail — 4.2%
AerCap Holdings N.V.*	135,770	1,917,072
Target Corp.	43,280	2,602,426
Walgreen Co.	67,710	2,637,982

		7,157,480

Software — 2.1%
Microsoft Corp.	127,650	3,563,988

Telecommunications — 7.1%
AT&T, Inc.	177,067	5,202,228
Harris Corp.	74,360	3,368,508
QUALCOMM, Inc.	37,830	1,872,207
Vodafone Group Plc ADR	60,370	1,595,579

		12,038,522

Textiles — 1.9%
Mohawk Industries, Inc.*	55,870	3,171,181

Transportation — 2.1%
Norfolk Southern Corp.	55,620	3,494,048

TOTAL COMMON STOCKS (Cost $141,775,770)		164,593,436

36

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE CAP VALUE FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.7%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,246,910	$2,246,910
BlackRock Liquidity Funds TempFund - Institutional Shares	2,246,909	2,246,909

TOTAL SHORT-TERM INVESTMENTS (Cost $4,493,819)		4,493,819

TOTAL INVESTMENTS — 100.0% (Cost $146,269,589)		$169,087,255

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 12/31/2010 †
United States	90%
Canada	2
Ireland	2
Netherlands	2
Switzerland	2
Bermuda	1
United Kingdom	1

Total	100%

†	% of total investments as of December 31, 2010

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
TOTAL COMMON STOCKS	$164,593,436	$164,593,436	$—	$—
SHORT-TERM INVESTMENTS	4,493,819	4,493,819	—	—

TOTAL INVESTMENTS	$169,087,255	$169,087,255	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

37

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 92.6%
Aerospace & Defense — 3.1%
General Dynamics Corp.	29,477	$2,091,688
The Boeing Co.	14,842	968,589
United Technologies Corp.	27,137	2,136,224

		5,196,501

Agriculture — 0.5%
Philip Morris International, Inc.	15,211	890,300

Auto Manufacturers — 0.6%
PACCAR, Inc.	18,596	1,067,782

Banks — 16.4%
Bank of America Corp.	241,585	3,222,744
Citigroup, Inc.*	231,573	1,095,340
Fifth Third Bancorp	123,165	1,808,062
JPMorgan Chase & Co.	99,153	4,206,070
KeyCorp	184,893	1,636,303
Northern Trust Corp.	17,865	989,900
PNC Financial Services Group, Inc.	57,006	3,461,404
The Goldman Sachs Group, Inc.	19,059	3,204,961
U.S. Bancorp	95,150	2,566,196
Wells Fargo & Co.	156,121	4,838,190

		27,029,170

Beverages — 1.0%
PepsiCo, Inc.	24,527	1,602,349

Biotechnology — 1.3%
Amgen, Inc.*	38,265	2,100,749

Chemicals — 0.7%
Air Products & Chemicals, Inc.	11,934	1,085,397

Coal — 2.0%
Peabody Energy Corp.	51,180	3,274,496

Commercial Services — 0.9%
Mastercard, Inc., Class A	6,389	1,431,839

Computers — 2.6%
Accenture Plc, Class A	19,367	939,106
Hewlett-Packard Co.	42,637	1,795,018
International Business Machines Corp.	10,621	1,558,738

		4,292,862

Diversified Financial Services — 1.0%
American Express Co.	37,132	1,593,705

Electric — 3.4%
American Electric Power Co., Inc.	64,226	2,310,851
PG&E Corp.	35,892	1,717,073
Public Service Enterprise Group, Inc.	51,476	1,637,452

		5,665,376

Electronics — 0.6%
Thermo Fisher Scientific, Inc.*	18,087	1,001,296

Environmental Control — 0.7%
Waste Management, Inc.	32,100	1,183,527

	Number of Shares	Value†

Food — 3.4%
Kellogg Co.	16,559	$845,834
Kraft Foods, Inc., Class A	40,093	1,263,330
Nestle SA ADR	59,068	3,474,380

		5,583,544

Gas — 1.1%
Sempra Energy	34,254	1,797,650

Healthcare Products — 3.2%
Covidien Plc	36,360	1,660,198
Johnson & Johnson	57,727	3,570,415

		5,230,613

Healthcare Services — 1.0%
UnitedHealth Group, Inc.	43,911	1,585,626

Household Products & Wares — 0.5%
Kimberly-Clark Corp.	13,981	881,362

Insurance — 5.3%
Lincoln National Corp.	57,742	1,605,805
MetLife, Inc.	68,268	3,033,830
Prudential Financial, Inc.	53,703	3,152,903
The Travelers Cos., Inc.	16,057	894,536

		8,687,074

Iron & Steel — 0.7%
United States Steel Corp.	20,771	1,213,442

Leisure Time — 0.8%
Carnival Corp.	29,196	1,346,228

Machinery — Construction & Mining — 0.8%
Caterpillar, Inc.	13,666	1,279,958

Media — 1.4%
The Walt Disney Co.	31,478	1,180,740
Time Warner Cable, Inc.	18,115	1,196,133

		2,376,873

Mining — 3.1%
BHP Billiton Ltd. ADR	25,341	2,354,686
Freeport-McMoRan Copper & Gold, Inc.	23,016	2,763,991

		5,118,677

Miscellaneous Manufacturing — 2.6%
General Electric Co.	170,281	3,114,440
Tyco International Ltd.	26,792	1,110,260

		4,224,700

Oil & Gas — 11.6%
Apache Corp.	31,809	3,792,587
ConocoPhillips	61,925	4,217,093
Exxon Mobil Corp.	45,016	3,291,570
Hess Corp.	46,562	3,563,855
Occidental Petroleum Corp.	43,439	4,261,366

		19,126,471

38

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — 5.7%
Abbott Laboratories	54,635	$2,617,563
Merck & Co., Inc.	87,558	3,155,590
Pfizer, Inc.	212,423	3,719,527

		9,492,680

Retail — 8.3%
Best Buy Co., Inc.	32,077	1,099,920
CVS Caremark Corp.	52,064	1,810,265
McDonald’s Corp.	36,954	2,836,589
Staples, Inc.	41,576	946,686
Target Corp.	28,893	1,737,336
TJX Cos., Inc.	39,237	1,741,730
Wal-Mart Stores, Inc.	66,533	3,588,125

		13,760,651

Semiconductors — 0.5%
Intel Corp.	41,461	871,925

Software — 1.6%
Microsoft Corp.	62,141	1,734,977
Oracle Corp.	31,289	979,345

		2,714,322

Telecommunications — 4.7%
AT&T, Inc.	60,340	1,772,789
Cisco Systems, Inc.*	78,469	1,587,428
Rogers Communications, Inc., Class B	49,834	1,725,752
Telefonaktiebolaget LM Ericsson ADR	71,039	819,080
Verizon Communications, Inc.	51,444	1,840,666

		7,745,715

Transportation — 1.5%
Union Pacific Corp.	27,670	2,563,902

TOTAL COMMON STOCKS (Cost $123,812,085)		153,016,762

REAL ESTATE INVESTMENT TRUSTS — 2.3%
Apartments — 0.9%
AvalonBay Communities, Inc.	12,925	1,454,709

Diversified — 0.8%
Vornado Realty Trust	16,473	1,372,695

Office Property — 0.6%
Boston Properties, Inc.	11,567	995,919

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,007,585)		3,823,323

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 5.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	4,173,386	$4,173,386
BlackRock Liquidity Funds TempFund - Institutional Shares	4,173,387	4,173,387

TOTAL SHORT-TERM INVESTMENTS (Cost $8,346,773)		8,346,773

TOTAL INVESTMENTS — 100.0% (Cost $134,166,443)		$165,186,858

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
Plc	— Public Limited Company.

Country Weightings as of 12/31/2010†
United States	93%
Ireland	2
Switzerland	2
Australia	1
Bermuda	1
Canada	1

Total	100%

†	% of total investments as of December 31, 2010

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 09/30/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$153,016,762	$153,016,762	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,823,323	3,823,323	—	—
SHORT-TERM INVESTMENTS	8,346,773	8,346,773	—	—

TOTAL INVESTMENTS	$165,186,858	$165,186,858	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

39

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — 88.0%
Advertising — 0.1%
Omnicom Group, Inc.	7,067	$323,669
The Interpublic Group of Cos., Inc.*#	11,634	123,553

		447,222

Aerospace & Defense — 1.8%
General Dynamics Corp.	8,497	602,947
Goodrich Corp.	2,847	250,735
L-3 Communications Holdings, Inc.	2,700	190,323
Lockheed Martin Corp.#	6,637	463,993
Northrop Grumman Corp.	6,592	427,030
Raytheon Co.	8,176	378,876
Rockwell Collins, Inc.	3,545	206,532
The Boeing Co.	16,621	1,084,686
United Technologies Corp.	21,042	1,656,426

		5,261,548

Agriculture — 1.6%
Altria Group, Inc.	47,378	1,166,446
Archer-Daniels-Midland Co.	14,899	448,162
Lorillard, Inc.	3,503	287,456
Philip Morris International, Inc.	41,388	2,422,440
Reynolds American, Inc.#	7,502	244,715

		4,569,219

Airlines — 0.1%
Southwest Airlines Co.	17,817	231,265

Apparel — 0.5%
Coach, Inc.	6,677	369,305
NIKE, Inc., Class B	8,623	736,577
Polo Ralph Lauren Corp.#	1,428	158,394
VF Corp.	2,108	181,667

		1,445,943

Auto Manufacturers — 0.7%
Ford Motor Co.*#	85,167	1,429,954
PACCAR, Inc.#	8,544	490,596

		1,920,550

Auto Parts & Equipment — 0.2%
Johnson Controls, Inc.	15,711	600,160
The Goodyear Tire & Rubber Co.*	5,606	66,431

		666,591

Banks — 7.8%
Bank of America Corp.	230,035	3,068,667
BB&T Corp.#	15,999	420,614
Capital One Financial Corp.	10,241	435,857
Citigroup, Inc.*	662,717	3,134,651
Comerica, Inc.#	4,344	183,491
Fifth Third Bancorp	18,546	272,255
First Horizon National Corp.*	6,130	72,213
Huntington Bancshares, Inc.	16,565	113,802
JPMorgan Chase & Co.	89,164	3,782,337
KeyCorp	21,599	191,151
M&T Bank Corp.	2,608	227,026
Marshall & Ilsley Corp.	13,671	94,603

	Number of Shares	Value†

Banks — (continued)
Morgan Stanley	34,363	$935,017
Northern Trust Corp.	5,747	318,441
PNC Financial Services Group, Inc.	11,883	721,536
Regions Financial Corp.	26,994	188,958
State Street Corp.	11,347	525,820
SunTrust Banks, Inc.	11,788	347,864
The Bank of New York Mellon Corp.	28,880	872,176
The Goldman Sachs Group, Inc.	11,643	1,957,887
U.S. Bancorp#	43,556	1,174,705
Wells Fargo & Co.	119,737	3,710,650
Zions Bancorporation	4,004	97,017

		22,846,738

Beverages — 2.3%
Brown-Forman Corp., Class B#	2,462	171,404
Coca-Cola Enterprises, Inc.	7,928	198,438
Constellation Brands, Inc., Class A*	3,723	82,465
Dr. Pepper Snapple Group, Inc.	5,000	175,800
Molson Coors Brewing Co., Class B	3,738	187,610
PepsiCo, Inc.	36,161	2,362,398
The Coca-Cola Co.	52,985	3,484,824

		6,662,939

Biotechnology — 1.2%
Amgen, Inc.*	21,501	1,180,405
Biogen Idec, Inc.*	5,333	357,578
Celgene Corp.*	10,728	634,454
Genzyme Corp.*	6,130	436,456
Gilead Sciences, Inc.*	18,349	664,968
Life Technologies Corp.*	4,459	247,474

		3,521,335

Building Materials — 0.0%
Masco Corp.#	8,877	112,383

Chemicals — 1.9%
Air Products & Chemicals, Inc.	4,921	447,565
Airgas, Inc.	2,000	124,920
CF Industries Holdings, Inc.	1,600	216,240
E.I. du Pont de Nemours & Co.#	20,723	1,033,663
Eastman Chemical Co.#	1,591	133,771
Ecolab, Inc.	5,433	273,932
FMC Corp.	1,800	143,802
International Flavors & Fragrances, Inc.	1,875	104,231
Monsanto Co.	12,137	845,221
PPG Industries, Inc.	3,610	303,493
Praxair, Inc.#	7,126	680,319
Sigma-Aldrich Corp.#	2,722	181,176
The Dow Chemical Co.	26,304	898,019
The Sherwin-Williams Co.#	2,034	170,348

		5,556,700

Coal — 0.3%
Consol Energy, Inc.	5,176	252,278
Massey Energy Co.	2,274	122,000
Peabody Energy Corp.	6,212	397,444

		771,722

40

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — 1.2%
Apollo Group, Inc., Class A*	2,943	$116,219
Automatic Data Processing, Inc.	11,143	515,698
DeVry, Inc.	1,500	71,970
Donnelley (R.R.) & Sons Co.	5,353	93,517
Equifax, Inc.	3,034	108,010
H&R Block, Inc.#	8,066	96,066
Iron Mountain, Inc.	4,300	107,543
Mastercard, Inc., Class A	2,225	498,645
Monster Worldwide, Inc.*	3,731	88,164
Moody’s Corp.#	4,973	131,984
Paychex, Inc.	7,775	240,325
Quanta Services, Inc.*#	4,900	97,608
Robert Half International, Inc.#	3,207	98,134
SAIC, Inc.*#	7,300	115,778
The Western Union Co.	15,878	294,855
Total System Services, Inc.	3,477	53,476
Visa, Inc., Class A	11,064	778,684

		3,506,676

Computers — 5.6%
Apple, Inc.*	20,926	6,749,891
Cognizant Technology Solutions Corp., Class A*	7,152	524,170
Computer Sciences Corp.	3,757	186,347
Dell, Inc.*	37,842	512,759
EMC Corp.*	46,748	1,070,529
Hewlett-Packard Co.	51,683	2,175,854
International Business Machines Corp.	28,358	4,161,820
Lexmark International, Inc., Class A*#	1,721	59,925
NetApp, Inc.*	8,221	451,826
SanDisk Corp.*	5,597	279,067
Teradata Corp.*	3,816	157,067
Western Digital Corp.*	5,600	189,840

		16,519,095

Cosmetics & Personal Care — 1.9%
Avon Products, Inc.	10,350	300,771
Colgate-Palmolive Co.	10,935	878,846
The Estee Lauder Cos., Inc., Class A	2,637	212,806
The Procter & Gamble Co.	63,894	4,110,301

		5,502,724

Distribution & Wholesale — 0.2%
Fastenal Co.#	3,200	191,712
Genuine Parts Co.	3,805	195,349
W.W. Grainger, Inc.#	1,272	175,676

		562,737

Diversified Financial Services — 1.5%
American Express Co.	23,780	1,020,638
Ameriprise Financial, Inc.	5,846	336,437
CME Group, Inc.	1,512	486,486
Discover Financial Services	12,278	227,511
E*Trade Financial Corp.*	5,181	82,896
Federated Investors, Inc., Class B#	2,495	65,294
Franklin Resources, Inc.	3,452	383,897

	Number of Shares	Value†

Diversified Financial Services — (continued)
IntercontinentalExchange, Inc.*	1,680	$200,172
Invesco Ltd.	10,667	256,648
Janus Capital Group, Inc.#	4,666	60,518
Legg Mason, Inc.	3,561	129,157
NYSE Euronext	5,785	173,434
SLM Corp.*	11,534	145,213
T. Rowe Price Group, Inc.	5,981	386,014
The Charles Schwab Corp.	23,569	403,266
The NASDAQ OMX Group, Inc.*	3,100	73,501

		4,431,082

Diversified Operations — 0.0%
Leucadia National Corp.#	4,360	127,225

Electric — 2.7%
Allegheny Energy, Inc.	4,187	101,493
Ameren Corp.	5,298	149,351
American Electric Power Co., Inc.	11,057	397,831
CMS Energy Corp.#	5,807	108,010
Consolidated Edison, Inc.	6,834	338,761
Constellation Energy Group, Inc.	4,490	137,529
Dominion Resources, Inc.	13,109	560,017
DTE Energy Co.	3,992	180,917
Duke Energy Corp.#	29,843	531,504
Edison International	7,774	300,076
Entergy Corp.#	4,347	307,898
Exelon Corp.	15,435	642,713
FirstEnergy Corp.#	7,064	261,509
Integrys Energy Group, Inc.	1,995	96,778
NextEra Energy, Inc.	9,685	503,523
Northeast Utilities	4,100	130,708
NRG Energy, Inc.*	6,300	123,102
Pepco Holdings, Inc.#	5,540	101,105
PG&E Corp.#	9,250	442,520
Pinnacle West Capital Corp.	2,569	106,485
PPL Corp.#	10,798	284,203
Progress Energy, Inc.	6,913	300,577
Public Service Enterprise Group, Inc.	11,349	361,012
SCANA Corp.#	2,800	113,680
Southern Co.	19,611	749,729
TECO Energy, Inc.	5,423	96,529
The AES Corp.*	16,444	200,288
Wisconsin Energy Corp.	2,600	153,036
Xcel Energy, Inc.#	10,430	245,627

		8,026,511

Electrical Components & Equipment — 0.4%
Emerson Electric Co.	17,076	976,235
Molex, Inc.#	2,823	64,138

		1,040,373

Electronics — 0.5%
Agilent Technologies, Inc.*	7,945	329,161
Amphenol Corp., Class A	3,900	205,842
FLIR Systems, Inc.*#	3,600	107,100
Jabil Circuit, Inc.	4,292	86,226

41

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — (continued)
PerkinElmer, Inc.	3,116	$80,455
Thermo Fisher Scientific, Inc.*	8,982	497,244
Waters Corp.*	2,258	175,469

		1,481,497

Energy-Alternate Sources — 0.1%
First Solar, Inc.*#	1,200	156,168

Engineering & Construction — 0.1%
Fluor Corp.#	3,970	263,052
Jacobs Engineering Group, Inc.*	2,983	136,771

		399,823

Entertainment — 0.0%
International Game Technology	6,657	117,762

Environmental Control — 0.3%
Republic Services, Inc.	7,014	209,438
Stericycle, Inc.*#	2,000	161,840
Waste Management, Inc.#	11,200	412,944

		784,222

Food — 1.7%
Campbell Soup Co.#	4,416	153,456
ConAgra Foods, Inc.	10,702	241,651
Dean Foods Co.*	3,972	35,113
General Mills, Inc.#	15,010	534,206
H.J. Heinz Co.	7,666	379,160
Hormel Foods Corp.	1,700	87,142
Kellogg Co.#	5,666	289,419
Kraft Foods, Inc., Class A	39,663	1,249,781
McCormick & Co., Inc.	3,308	153,921
Safeway, Inc.#	9,170	206,233
Sara Lee Corp.#	14,219	248,975
SUPERVALU, Inc.#	4,753	45,772
SYSCO Corp.	13,752	404,309
The Hershey Co.	3,487	164,412
The J.M. Smucker Co.	2,834	186,052
The Kroger Co.#	15,045	336,406
Tyson Foods, Inc., Class A	7,249	124,828
Whole Foods Market, Inc.	3,243	164,063

		5,004,899

Forest Products & Paper — 0.2%
International Paper Co.	10,367	282,397
MeadWestvaco Corp.	3,999	104,614
Weyerhaeuser Co.	11,808	223,525

		610,536

Gas — 0.2%
CenterPoint Energy, Inc.	10,222	160,690
Nicor, Inc.#	883	44,080
NiSource, Inc.	7,065	124,485
Sempra Energy	5,698	299,031

		628,286

	Number of Shares	Value†

Hand & Machine Tools — 0.1%
Snap-On, Inc.	1,328	$75,138
Stanley Black & Decker, Inc.	3,940	263,468

		338,606

Healthcare Products — 2.8%
Bard (C.R.), Inc.#	2,242	205,748
Baxter International, Inc.	13,175	666,918
Becton, Dickinson & Co.	5,175	437,391
Boston Scientific Corp.*	34,748	263,042
CareFusion Corp.*	5,241	134,694
DENTSPLY International, Inc.#	3,200	109,344
Hospira, Inc.*	3,912	217,859
Intuitive Surgical, Inc.*	957	246,667
Johnson & Johnson	62,641	3,874,346
Medtronic, Inc.	24,473	907,704
Patterson Cos., Inc.	2,374	72,716
St. Jude Medical, Inc.*#	7,930	339,007
Stryker Corp.#	8,081	433,950
Varian Medical Systems, Inc.*	2,657	184,077
Zimmer Holdings, Inc.*	4,829	259,221

		8,352,684

Healthcare Services — 1.0%
Aetna, Inc.	8,885	271,081
CIGNA Corp.	5,994	219,740
Coventry Health Care, Inc.*	3,367	88,889
DaVita, Inc.*	2,449	170,181
Humana, Inc.*	4,110	224,981
Laboratory Corp. of America Holdings*	2,377	208,986
Quest Diagnostics, Inc.	3,087	166,605
Tenet Healthcare Corp.*	9,374	62,712
UnitedHealth Group, Inc.	24,941	900,620
WellPoint, Inc.*	8,895	505,770

		2,819,565

Home Builders — 0.1%
Horton (D.R.), Inc.	7,276	86,802
Lennar Corp., Class A#	4,436	83,175
Pulte Group, Inc.*#	8,034	60,416

		230,393

Home Furnishings — 0.1%
Harman International Industries, Inc.*	1,438	66,580
Whirlpool Corp.#	1,669	148,257

		214,837

Household Products & Wares — 0.4%
Avery Dennison Corp.	2,783	117,832
Clorox Co.	3,397	214,962
Fortune Brands, Inc.	3,707	223,347
Kimberly-Clark Corp.	9,187	579,149

		1,135,290

Housewares — 0.0%
Newell Rubbermaid, Inc.	7,117	129,387

42

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 3.5%
ACE Ltd.	7,900	$491,775
Aflac, Inc.	10,600	598,158
American International Group, Inc.*#	3,285	189,282
AON Corp.	7,544	347,099
Assurant, Inc.	2,673	102,964
Berkshire Hathaway, Inc., Class B*	39,450	3,160,340
Chubb Corp.#	6,851	408,594
Cincinnati Financial Corp.#	4,092	129,675
Genworth Financial, Inc., Class A*	11,369	149,389
Hartford Financial Services Group, Inc.	10,457	277,006
Lincoln National Corp.	7,473	207,824
Loews Corp.	7,525	292,798
Marsh & McLennan Cos., Inc.	13,009	355,666
MetLife, Inc.	20,585	914,797
Principal Financial Group, Inc.	7,865	256,084
Prudential Financial, Inc.	11,030	647,571
The Allstate Corp.	12,476	397,735
The Progressive Corp.	14,756	293,202
The Travelers Cos., Inc.	10,331	575,540
Torchmark Corp.	1,757	104,963
Unum Group	7,476	181,069
XL Group Plc#	7,749	169,083

		10,250,614

Internet — 2.7%
Akamai Technologies, Inc.*	4,291	201,892
Amazon.com, Inc.*	8,075	1,453,500
eBay, Inc.*#	26,628	741,057
Expedia, Inc.#	4,988	125,149
F5 Networks, Inc.*	1,900	247,304
Google, Inc., Class A*	5,685	3,376,719
McAfee, Inc.*	3,600	166,716
NetFlix, Inc.*#	1,000	175,700
Priceline.com, Inc.*	1,150	459,483
Symantec Corp.*	18,738	313,674
VeriSign, Inc.	4,009	130,974
Yahoo!, Inc.*	29,317	487,542

		7,879,710

Iron & Steel — 0.3%
AK Steel Holding Corp.#	2,192	35,883
Allegheny Technologies, Inc.#	2,278	125,700
Cliffs Natural Resources, Inc.	3,100	241,831
Nucor Corp.#	7,035	308,274
United States Steel Corp.	3,203	187,119

		898,807

Leisure Time — 0.2%
Carnival Corp.	10,045	463,175
Harley-Davidson, Inc.	5,728	198,590

		661,765

Lodging — 0.3%
Marriott International, Inc., Class A#	6,785	281,849
Starwood Hotels & Resorts Worldwide, Inc.#	4,252	258,436

	Number of Shares	Value†

Lodging — (continued)
Wyndham Worldwide Corp.	4,160	$124,634
Wynn Resorts Ltd.#	1,600	166,144

		831,063

Machinery — Construction & Mining — 0.5%
Caterpillar, Inc.	14,428	1,351,326

Machinery — Diversified — 0.6%
Cummins, Inc.	4,674	514,187
Deere & Co.	9,632	799,938
Flowserve Corp.	1,300	154,986
Rockwell Automation, Inc.	3,271	234,563
Roper Industries, Inc.#	2,200	168,146

		1,871,820

Media — 2.6%
Cablevision Systems Corp., Class A	5,700	192,888
CBS Corp., Class B	15,125	288,131
Comcast Corp., Class A	63,434	1,393,645
DIRECTV, Class A*	18,919	755,436
Discovery Communications, Inc., Class A*	6,600	275,220
Gannett Co., Inc.	6,174	93,166
Meredith Corp.	724	25,087
News Corp., Class A	52,660	766,729
Scripps Networks Interactive, Inc., Class A	2,056	106,398
The McGraw-Hill Cos., Inc.	6,786	247,078
The Walt Disney Co.	43,076	1,615,781
The Washington Post Co., Class B#	163	71,638
Time Warner Cable, Inc.	8,196	541,182
Time Warner, Inc.	25,104	807,596
Viacom, Inc., Class B	14,081	557,748

		7,737,723

Metal Fabricate/Hardware — 0.1%
Precision Castparts Corp.	3,225	448,952

Mining — 0.8%
Alcoa, Inc.	23,248	357,787
Freeport-McMoRan Copper & Gold, Inc.	10,698	1,284,723
Newmont Mining Corp.	11,183	686,971
Titanium Metals Corp.*	1,912	32,848
Vulcan Materials Co.#	3,041	134,899

		2,497,228

Miscellaneous Manufacturing — 3.5%
3M Co.	16,280	1,404,964
Danaher Corp.	12,368	583,399
Dover Corp.	4,405	257,472
Eaton Corp.	4,020	408,070
General Electric Co.	243,225	4,448,585
Honeywell International, Inc.	17,708	941,357
Illinois Tool Works, Inc.	11,219	599,095
Ingersoll-Rand Plc#	7,500	353,175
ITT Corp.#	4,454	232,098
Leggett & Platt, Inc.#	3,354	76,337
Pall Corp.	2,645	131,139
Parker Hannifin Corp.	3,781	326,300

43

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Textron, Inc.#	6,076	$143,637
Tyco International Ltd.	11,000	455,840

		10,361,468

Office & Business Equipment — 0.2%
Pitney Bowes, Inc.#	5,161	124,793
Xerox Corp.	33,255	383,098

		507,891

Oil & Gas — 8.4%
Anadarko Petroleum Corp.	11,259	857,485
Apache Corp.	8,723	1,040,043
Cabot Oil & Gas Corp.	2,622	99,243
Chesapeake Energy Corp.	15,010	388,909
Chevron Corp.	45,970	4,194,762
ConocoPhillips	33,480	2,279,988
Denbury Resources, Inc.*	9,300	177,537
Devon Energy Corp.	9,729	763,824
Diamond Offshore Drilling, Inc.#	1,600	106,992
EOG Resources, Inc.	5,758	526,339
EQT Corp.	3,600	161,424
Exxon Mobil Corp.	115,165	8,420,865
Helmerich & Payne, Inc.	2,400	116,352
Hess Corp.	6,797	520,242
Marathon Oil Corp.	16,051	594,368
Murphy Oil Corp.	4,517	336,742
Nabors Industries Ltd.*	6,908	162,062
Newfield Exploration Co.*#	3,200	230,752
Noble Energy, Inc.	4,169	358,867
Occidental Petroleum Corp.	18,458	1,810,730
Pioneer Natural Resources Co.#	2,700	234,414
QEP Resources, Inc.	4,290	155,770
Range Resources Corp.	3,823	171,959
Rowan Cos., Inc.*	2,403	83,889
Southwestern Energy Co.*#	8,390	314,038
Sunoco, Inc.	2,986	120,366
Tesoro Corp.	3,894	72,195
Valero Energy Corp.	13,340	308,421

		24,608,578

Oil & Gas Services — 1.8%
Baker Hughes, Inc.#	9,728	556,150
Cameron International Corp.*	5,639	286,066
FMC Technologies, Inc.*#	2,800	248,948
Halliburton Co.	20,569	839,832
National Oilwell Varco, Inc.	9,523	640,422
Schlumberger Ltd.#	31,059	2,593,427

		5,164,845

Packaging and Containers — 0.2%
Ball Corp.	2,213	150,595
Bemis Co., Inc.	2,549	83,250
Owens-Illinois, Inc.*	4,000	122,800
Sealed Air Corp.	4,033	102,640

		459,285

	Number of Shares	Value†

Pharmaceuticals — 4.4%
Abbott Laboratories	35,196	$1,686,240
Allergan, Inc.	7,216	495,523
AmerisourceBergen Corp.	6,500	221,780
Bristol-Myers Squibb Co.	38,897	1,029,993
Cardinal Health, Inc.	8,282	317,283
Cephalon, Inc.*#	1,800	111,096
Eli Lilly & Co.	22,954	804,308
Express Scripts, Inc.*	11,926	644,600
Forest Laboratories, Inc.*	6,662	213,051
McKesson Corp.	6,025	424,039
Mead Johnson Nutrition Co.	4,968	309,258
Medco Health Solutions, Inc.*	9,613	588,989
Merck & Co., Inc.	70,254	2,531,954
Mylan, Inc.*	9,756	206,144
Pfizer, Inc.	182,756	3,200,058
Watson Pharmaceuticals, Inc.*#	2,643	136,511

		12,920,827

Pipelines — 0.4%
El Paso Corp.	17,041	234,484
Oneok, Inc.#	2,400	133,128
Spectra Energy Corp.	14,884	371,951
The Williams Cos., Inc.	14,034	346,921

		1,086,484

Real Estate — 0.0%
C.B. Richard Ellis Group, Inc., Class A*	6,701	137,236

Retail — 5.3%
Abercrombie & Fitch Co., Class A	2,300	132,549
AutoNation, Inc.*#	1,219	34,376
AutoZone, Inc.*	641	174,730
Bed Bath & Beyond, Inc.*#	5,766	283,399
Best Buy Co., Inc.	7,368	252,649
Big Lots, Inc.*	1,697	51,691
CarMax, Inc.*	5,200	165,776
Costco Wholesale Corp.	9,777	705,997
CVS Caremark Corp.	30,867	1,073,246
Darden Restaurants, Inc.	3,240	150,466
Family Dollar Stores, Inc.	3,233	160,712
GameStop Corp., Class A*#	3,164	72,392
Home Depot, Inc.	37,204	1,304,372
J.C. Penney Co., Inc.#	5,444	175,896
Kohl’s Corp.*	6,501	353,264
Lowe’s Cos., Inc.	31,240	783,499
Ltd. Brands, Inc.	6,260	192,370
Macy’s, Inc.	10,327	261,273
McDonald’s Corp.	24,078	1,848,227
Nordstrom, Inc.	3,737	158,374
O’Reilly Automotive, Inc.*	3,200	193,344
RadioShack Corp.	2,567	47,464
Ross Stores, Inc.	3,000	189,750
Sears Holding Corp.*#	1,169	86,214
Staples, Inc.	16,837	383,378
Starbucks Corp.	16,744	537,985
Target Corp.	16,032	964,004

44

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
The Gap, Inc.	10,682	$236,499
Tiffany & Co.#	3,164	197,022
TJX Cos., Inc.	8,909	395,471
Urban Outfitters, Inc.*	3,100	111,011
Wal-Mart Stores, Inc.	44,647	2,407,813
Walgreen Co.	20,979	817,342
Yum! Brands, Inc.	10,969	538,029

		15,440,584

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	11,257	143,414
People’s United Financial, Inc.	9,000	126,090

		269,504

Semiconductors — 2.2%
Advanced Micro Devices, Inc.*#	13,368	109,350
Altera Corp.	7,465	265,605
Analog Devices, Inc.	7,076	266,553
Applied Materials, Inc.	31,121	437,250
Broadcom Corp., Class A	10,608	461,978
Intel Corp.	127,175	2,674,490
KLA-Tencor Corp.#	3,627	140,147
Linear Technology Corp.#	5,441	188,204
LSI Corp.*	12,772	76,504
MEMC Electronic Materials, Inc.*	5,556	62,561
Microchip Technology, Inc.#	4,318	147,719
Micron Technology, Inc.*#	19,286	154,674
National Semiconductor Corp.	6,223	85,628
Novellus Systems, Inc.*	1,953	63,121
NVIDIA Corp.*	13,754	211,812
QLogic Corp.*	2,593	44,133
Teradyne, Inc.*#	3,357	47,132
Texas Instruments, Inc.	26,593	864,273
Xilinx, Inc.#	6,464	187,327

		6,488,461

Software — 3.6%
Adobe Systems, Inc.*	12,105	372,592
Autodesk, Inc.*	5,481	209,374
BMC Software, Inc.*	4,337	204,446
CA, Inc.	8,439	206,249
Cerner Corp.*#	1,500	142,110
Citrix Systems, Inc.*	4,491	307,229
Compuware Corp.*	5,119	59,739
Dun & Bradstreet Corp.	1,100	90,299
Electronic Arts, Inc.*	7,730	126,617
Fidelity National Information Services, Inc.	6,059	165,956
Fiserv, Inc.*	3,507	205,370
Intuit, Inc.*	6,692	329,916
Microsoft Corp.	171,915	4,799,867
Novell, Inc.*	6,923	40,984
Oracle Corp.	88,317	2,764,322
Red Hat, Inc.*	4,700	214,555
Salesforce.com, Inc.*#	2,700	356,400

		10,596,025

	Number of Shares	Value†

Telecommunications — 4.9%
American Tower Corp., Class A*	9,359	$483,299
AT&T, Inc.	134,843	3,961,687
CenturyLink, Inc.	7,075	326,653
Cisco Systems, Inc.*	126,380	2,556,667
Corning, Inc.	35,315	682,286
Frontier Communications Corp.	24,072	234,221
Harris Corp.#	3,100	140,430
JDS Uniphase Corp.*	4,496	65,102
Juniper Networks, Inc.*	12,071	445,661
MetroPCS Communications, Inc.*	6,400	80,832
Motorola, Inc.*	52,826	479,132
QUALCOMM, Inc.	36,799	1,821,182
Qwest Communications International, Inc.	41,173	313,327
Sprint Nextel Corp.*	72,183	305,334
Tellabs, Inc.	8,076	54,755
Verizon Communications, Inc.	64,376	2,303,373
Windstream Corp.#	11,251	156,839

		14,410,780

Textiles — 0.0%
Cintas Corp.	3,055	85,418

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.#	3,212	151,542
Mattel, Inc.#	8,881	225,844

		377,386

Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	3,739	299,830
CSX Corp.	8,422	544,145
Expeditors International of Washington, Inc.	4,973	271,526
FedEx Corp.	7,066	657,209
Norfolk Southern Corp.	8,152	512,109
Ryder System, Inc.	1,125	59,220
Union Pacific Corp.	11,210	1,038,718
United Parcel Service, Inc., Class B	22,474	1,631,163

		5,013,920

TOTAL COMMON STOCKS (Cost $239,766,701)		258,492,233

REAL ESTATE INVESTMENT TRUSTS — 1.2%
Apartments — 0.2%
Apartment Investment & Management Co., Class A#	2,762	71,370
AvalonBay Communities, Inc.#	1,992	224,200
Equity Residential#	6,792	352,844

		648,414

Diversified — 0.1%
Vornado Realty Trust	3,787	315,571

Forest Products & Paper — 0.0%
Plum Creek Timber Co.#	3,847	144,070

45

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INDEX 500 FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Healthcare — 0.2%
HCP, Inc.#	7,340	$270,038
Health Care REIT, Inc.#	2,900	138,156
Ventas, Inc.#	3,700	194,176

		602,370

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.#	15,376	274,769

Industrial — 0.1%
ProLogis	13,129	189,583

Office Property — 0.1%
Boston Properties, Inc.	3,142	270,526

Regional Malls — 0.2%
Simon Property Group, Inc.#	6,628	659,420

Storage & Warehousing — 0.1%
Public Storage#	3,116	316,025

Strip Centers — 0.1%
Kimco Realty Corp.#	9,564	172,534

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,122,135)		3,593,282

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills 0.110%, 01/06/11	$14	14,000
0.080%, 01/20/11	50	49,997
0.095%, 01/20/11	30	29,998
0.100%, 01/20/11	20	19,999
0.110%, 01/20/11	208	207,986
0.125%, 01/20/11	35	34,998
0.090%, 03/10/11	510	509,888

TOTAL U.S. TREASURY OBLIGATIONS (Cost $866,894)		866,866

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,168,976	1,168,976
BlackRock Liquidity Funds TempFund - Institutional Shares	1,168,976	1,168,976

TOTAL SHORT-TERM INVESTMENTS (Cost $2,337,952)		2,337,952

SECURITIES LENDING COLLATERAL — 9.7%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.163%, 01/03/2011 (Cost $28,477,078)	28,477,078	28,477,078

TOTAL INVESTMENTS — 100.0% (Cost $274,570,760)		$293,767,411

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Plc — Public Limited Company.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$258,492,233	$258,492,233	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,593,282	3,593,282	—	—
U.S. TREASURY OBLIGATIONS	866,866	—	866,866	—
SHORT-TERM INVESTMENTS	2,337,952	2,337,952	—	—
SECURITIES LENDING COLLATERAL	28,477,078	28,477,078	—	—

TOTAL INVESTMENTS	$293,767,411	$292,900,545	$866,866	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

46

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 79.3%
Advertising — 1.1%
The Interpublic Group of Cos., Inc.*	138,480	$1,470,657

Aerospace & Defense — 1.0%
Goodrich Corp.	15,080	1,328,096

Airlines — 1.0%
United Continental Holdings, Inc.*#	57,235	1,363,338

Apparel — 1.4%
Coach, Inc.	35,190	1,946,359

Auto Parts & Equipment — 1.0%
BorgWarner, Inc.*#	19,060	1,379,182

Banks — 0.7%
M&T Bank Corp.	11,620	1,011,521

Beverages — 1.1%
Green Mountain Coffee Roasters, Inc.*#	28,740	944,396
Hansen Natural Corp.*	10,460	546,849

		1,491,245

Biotechnology — 2.5%
Alexion Pharmaceuticals, Inc.*	18,210	1,466,815
Charles River Laboratories International, Inc.*#	12,060	428,612
Illumina, Inc.*	8,620	545,991
United Therapeutics Corp.*	14,830	937,553

		3,378,971

Chemicals — 2.2%
CF Industries Holdings, Inc.	13,480	1,821,822
Lyondellbasell Industries NV, Class A*	32,090	1,103,896

		2,925,718

Coal — 2.6%
Alpha Natural Resources, Inc.*#	21,230	1,274,437
Walter Energy, Inc.#	17,370	2,220,581

		3,495,018

Commercial Services — 1.5%
Manpower, Inc.	13,160	825,921
SuccessFactors, Inc.*	41,030	1,188,229

		2,014,150

Computers — 3.3%
Fortinet, Inc.*	20,280	656,058
NetApp, Inc.*	30,820	1,693,867
Riverbed Technology, Inc.*	11,020	387,573
SanDisk Corp.*	36,260	1,807,924

		4,545,422

Distribution & Wholesale — 1.5%
Fastenal Co.#	23,720	1,421,065
WESCO International, Inc.*#	10,630	561,264

		1,982,329

Diversified Financial Services — 3.9%
Discover Financial Services	38,880	720,446
IntercontinentalExchange, Inc.*	11,320	1,348,778

	Number of Shares	Value†

Diversified Financial Services — (continued)
Invesco Ltd.	51,200	$1,231,872
T. Rowe Price Group, Inc.#	30,340	1,958,144

		5,259,240

Energy-Alternate Sources — 0.4%
First Solar, Inc.*#	3,890	506,245

Food — 1.1%
Whole Foods Market, Inc.	29,260	1,480,263

Healthcare Products — 2.0%
Hospira, Inc.*	15,240	848,716
Intuitive Surgical, Inc.*#	3,300	850,575
Varian Medical Systems, Inc.*#	15,490	1,073,147

		2,772,438

Healthcare Services — 1.9%
AMERIGROUP Corp.*	15,850	696,132
Laboratory Corp. of America Holdings*	7,320	643,574
Universal Health Services, Inc., Class B	28,830	1,251,799

		2,591,505

Home Furnishings — 0.6%
Tempur-Pedic International, Inc.*	20,060	803,604

Insurance — 1.1%
AON Corp.	16,130	742,141
Unum Group	29,750	720,545

		1,462,686

Internet — 5.0%
Akamai Technologies, Inc.*	13,550	637,528
F5 Networks, Inc.*#	25,710	3,346,414
MercadoLibre, Inc.*	7,220	481,213
OpenTable, Inc.*	3,060	215,669
Priceline.com, Inc.*	3,270	1,306,528
VeriSign, Inc.#	23,920	781,466

		6,768,818

Iron & Steel — 2.2%
Cliffs Natural Resources, Inc.	20,140	1,571,122
United States Steel Corp.#	23,170	1,353,591

		2,924,713

Leisure Time — 1.8%
Royal Caribbean Cruises Ltd.*	23,080	1,084,760
WMS Industries, Inc.*	28,855	1,305,400

		2,390,160

Lodging — 2.9%
Starwood Hotels & Resorts Worldwide, Inc.#	43,660	2,653,655
Wynn Resorts Ltd.#	12,180	1,264,771

		3,918,426

Machinery — Construction & Mining — 1.5%
Joy Global, Inc.	23,820	2,066,385

Machinery — Diversified — 1.9%
Cummins, Inc.#	23,670	2,603,937

47

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — 0.6%
Silver Wheaton Corp.*	19,960	$779,238

Miscellaneous Manufacturing — 0.6%
Parker Hannifin Corp.	9,850	850,055

Oil & Gas — 4.8%
Cameron International Corp.*	21,790	1,105,407
Cimarex Energy Co.	15,540	1,375,756
Concho Resources, Inc.*	18,130	1,589,457
QEP Resources, Inc.	23,600	856,916
Questar Corp.	36,920	642,777
Whiting Petroleum Corp.*	8,380	982,052

		6,552,365

Pharmaceuticals — 3.2%
AmerisourceBergen Corp.	35,980	1,227,637
Mead Johnson Nutrition Co.	20,040	1,247,490
Onyx Pharmaceuticals, Inc.*	14,170	522,448
Valeant Pharmaceuticals International, Inc.#	24,310	687,730
Watson Pharmaceuticals, Inc.*#	14,040	725,166

		4,410,471

Real Estate — 1.1%
C.B. Richard Ellis Group, Inc., Class A*#	70,660	1,447,117

Retail — 4.5%
Abercrombie & Fitch Co., Class A	24,550	1,414,817
Darden Restaurants, Inc.	13,720	637,157
Dick’s Sporting Goods, Inc.*#	25,960	973,500
Guess?, Inc.#	31,760	1,502,883
Nordstrom, Inc.#	37,290	1,580,350

		6,108,707

Semiconductors — 7.7%
Aeroflex Holding Corp.*	37,860	622,797
ASML Holding N.V.	37,000	1,418,580
Broadcom Corp., Class A	29,000	1,262,950
Cree, Inc.*#	8,740	575,879
Cypress Semiconductor Corp.*	84,540	1,570,753
Lam Research Corp.*	33,890	1,754,824
Netlogic Microsystems, Inc.*#	43,170	1,355,970
Varian Semiconductor Equipment Associates, Inc.*	51,422	1,901,071

		10,462,824

Software — 3.1%
MSCI, Inc., Class A*	24,500	954,520
Salesforce.com, Inc.*	17,400	2,296,800
VeriFone Systems, Inc.*	24,310	937,393

		4,188,713

Telecommunications — 5.9%
Acme Packet, Inc.*	14,960	795,274
Aruba Networks, Inc.*#	51,990	1,085,551
Atheros Communications, Inc.*#	40,910	1,469,487
Crown Castle International Corp.*	35,560	1,558,595
Finisar Corp.*#	24,130	716,420
Juniper Networks, Inc.*	21,700	801,164

	Number of Shares	Value†

Telecommunications — (continued)
LogMeIn, Inc.*	15,770	$699,242
NII Holdings, Inc.*	20,710	924,908

		8,050,641

Transportation — 0.6%
Canadian Pacific Railway Ltd.	12,870	834,105

TOTAL COMMON STOCKS (Cost $75,042,476)		107,564,662

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds TempCash - Institutional Shares (Cost $2,410,348)	2,410,348	2,410,348

SECURITIES LENDING COLLATERAL — 18.9%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.163%, 01/03/2011 (Cost $25,632,036)	25,632,036	25,632,036

TOTAL INVESTMENTS — 100.0% (Cost $103,084,860)		$135,607,046

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$107,564,662	$107,564,662	$—	$—
SHORT-TERM INVESTMENTS	2,410,348	2,410,348	—	—
SECURITIES LENDING COLLATERAL	25,632,036	25,632,036	—	—

TOTAL INVESTMENTS	$135,607,046	$135,607,046	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

48

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 74.5%
Aerospace & Defense — 1.4%
Embraer SA ADR#	39,200	$1,152,480
Spirit Aerosystems Holdings, Inc., Class A*#	39,700	826,157

		1,978,637

Auto Parts & Equipment — 2.8%
Lear Corp.*	19,000	1,875,490
WABCO Holdings, Inc.*	36,800	2,242,224

		4,117,714

Banks — 6.4%
Comerica, Inc.#	21,400	903,936
Fifth Third Bancorp#	143,300	2,103,644
First Horizon National Corp.*#	48,504	571,380
KeyCorp	58,300	515,955
Regions Financial Corp.	213,300	1,493,100
SunTrust Banks, Inc.	64,100	1,891,591
Synovus Financial Corp.#	201,400	531,696
Zions Bancorporation	56,500	1,368,995

		9,380,297

Beverages — 0.8%
Dr. Pepper Snapple Group, Inc.	31,900	1,121,604

Building Materials — 2.4%
Masco Corp.#	81,400	1,030,524
Owens Corning*	79,100	2,463,965

		3,494,489

Commercial Services — 3.5%
Lender Processing Services, Inc.	72,450	2,138,724
Moody’s Corp.#	93,600	2,484,144
Parexel International Corp.*	21,700	460,691

		5,083,559

Diversified Financial Services — 1.5%
Invesco Ltd.	93,800	2,256,828

Electric — 5.1%
Alliant Energy Corp.	44,500	1,636,265
CMS Energy Corp.#	85,200	1,584,720
DPL, Inc.	55,300	1,421,763
DTE Energy Co.	14,200	643,544
NV Energy, Inc.	117,600	1,652,280
OGE Energy Corp.	13,000	592,020

		7,530,592

Electrical Components & Equipment — 1.3%
Energizer Holdings, Inc.*	26,200	1,909,980

Electronics — 1.7%
Avnet, Inc.*	74,300	2,454,129

Engineering & Construction — 2.3%
Chicago Bridge & Iron Co. NV*	59,000	1,941,100
McDermott International, Inc.*#	71,400	1,477,266

		3,418,366

Food — 0.2%
The J.M. Smucker Co.	4,200	275,730

	Number of Shares	Value†

Gas — 1.4%
CenterPoint Energy, Inc.	56,000	$880,320
Questar Corp.	62,800	1,093,348

		1,973,668

Healthcare Services — 3.9%
Aetna, Inc.	31,700	967,167
CIGNA Corp.	37,100	1,360,086
Coventry Health Care, Inc.*	47,150	1,244,760
ICON Plc ADR*	15,400	337,260
MEDNAX, Inc.*	27,000	1,816,830

		5,726,103

Home Builders — 0.8%
KB Home#	90,500	1,220,845

Home Furnishings — 1.2%
Whirlpool Corp.#	20,000	1,776,600

Insurance — 7.3%
Assurant, Inc.	48,200	1,856,664
Fidelity National Financial, Inc., Class A	35,700	488,376
Lincoln National Corp.	71,200	1,980,072
PartnerRe Ltd.	15,800	1,269,530
Principal Financial Group, Inc.	69,000	2,246,640
StanCorp Financial Group, Inc.	32,100	1,448,994
W. R. Berkley Corp.	51,100	1,399,118

		10,689,394

Iron & Steel — 1.1%
Cliffs Natural Resources, Inc.	19,800	1,544,598

Leisure Time — 1.1%
Harley-Davidson, Inc.	44,400	1,539,348

Machinery — Construction & Mining — 2.8%
Bucyrus International, Inc.	24,800	2,217,120
Terex Corp.*	60,900	1,890,336

		4,107,456

Machinery — Diversified — 0.8%
AGCO Corp.*	22,200	1,124,652

Media — 1.8%
Cablevision Systems Corp., Class A	15,800	534,672
The McGraw-Hill Cos., Inc.	59,500	2,166,395

		2,701,067

Mining — 1.7%
Teck Resources Ltd., Class B#	40,000	2,473,200

Miscellaneous Manufacturing — 1.2%
Ingersoll-Rand Plc#	37,800	1,780,002

Oil & Gas — 6.4%
Denbury Resources, Inc.*	81,000	1,546,290
Newfield Exploration Co.*#	30,700	2,213,777
Noble Corp.#	24,300	869,211
Noble Energy, Inc.	17,200	1,480,576
Southwestern Energy Co.*#	28,000	1,048,040

49

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Whiting Petroleum Corp.*	19,000	$2,226,610

		9,384,504

Oil & Gas Services — 2.4%
Complete Production Services, Inc.*	36,400	1,075,620
National Oilwell Varco, Inc.	20,100	1,351,725
Oceaneering International, Inc.*	14,500	1,067,635

		3,494,980

Packaging and Containers — 1.1%
Temple-Inland, Inc.	78,600	1,669,464

Pharmaceuticals — 2.4%
AmerisourceBergen Corp.	57,100	1,948,252
Shire Plc ADR	22,100	1,599,598

		3,547,850

Retail — 5.3%
Aeropostale, Inc.*	45,400	1,118,656
Chico’s FAS, Inc.#	88,700	1,067,061
J.C. Penney Co., Inc.#	45,100	1,457,181
Ltd. Brands, Inc.	45,400	1,395,142
Macy’s, Inc.	76,500	1,935,450
World Fuel Services Corp.	23,000	831,680

		7,805,170

Semiconductors — 0.9%
Lam Research Corp.*	19,300	999,354
ON Semiconductor Corp.*	35,400	349,752

		1,349,106

Telecommunications — 1.1%
Anixter International, Inc.	27,100	1,618,683

Transportation — 0.4%
Ship Finance International Ltd.	29,596	636,906

TOTAL COMMON STOCKS (Cost $84,974,181)		109,185,521

REAL ESTATE INVESTMENT TRUSTS — 3.2%
Building & Real Estate — 0.7%
Annaly Capital Management, Inc.#	53,800	964,096

Diversified — 0.8%
Vornado Realty Trust	13,816	1,151,287

Office Property — 1.0%
Alexandria Real Estate Equities, Inc.#	8,400	615,384
Boston Properties, Inc.	10,500	904,050

		1,519,434

Regional Malls — 0.7%
The Macerich Co.	22,877	1,083,684

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,701,907)		4,718,501

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 6.1%
BlackRock Liquidity Funds FedFund —Institutional Shares	4,470,369	$4,470,369
BlackRock Liquidity Funds TempFund —Institutional Shares	4,470,369	4,470,369

TOTAL SHORT-TERM INVESTMENTS (Cost $8,940,738)		8,940,738

SECURITIES LENDING COLLATERAL — 16.2%
BlackRock Liquidity Funds TempFund —Institutional Shares 0.163%, 01/03/2011 (Cost $23,780,126)	23,780,126	23,780,126

TOTAL INVESTMENTS — 100.0% (Cost $120,396,952)		$146,624,886

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 12/31/2010 †
United States	92%
Canada	2
Ireland	2
Bermuda	1
Brazil	1
Netherlands	1
United Kingdom	1

Total	100%

†	% of total investments as of December 31, 2010

50

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MID CAP VALUE FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$109,185,521	$109,185,521	$—	$—
REAL ESTATE INVESTMENT TRUSTS	4,718,501	4,718,501	—	—
SHORT-TERM INVESTMENTS	8,940,738	8,940,738	—	—
SECURITIES LENDING COLLATERAL	23,780,126	23,780,126	—	—

TOTAL INVESTMENTS	$146,624,886	$146,624,886	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

51

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 80.6%
Advertising — 4.3%
Omnicom Group, Inc.#	28,100	$1,286,980
The Interpublic Group of Cos., Inc.*	143,700	1,526,094

		2,813,074

Agriculture — 1.4%
Bunge Ltd.#	14,200	930,384

Airlines — 0.7%
Southwest Airlines Co.	34,900	453,002

Apparel — 0.5%
VF Corp.#	3,600	310,248

Auto Manufacturers — 0.4%
Oshkosh Corp.*	7,600	267,824

Auto Parts & Equipment — 1.8%
Lear Corp.*	3,100	306,001
WABCO Holdings, Inc.*	14,600	889,578

		1,195,579

Banks — 9.5%
CIT Group, Inc.*	12,500	588,750
City National Corp.#	15,400	944,944
Comerica, Inc.#	17,900	756,096
Commerce Bancshares, Inc.#	13,038	518,000
Cullen/Frost Bankers, Inc.#	9,500	580,640
Hancock Holding Co.	4,100	142,926
KeyCorp	60,900	538,965
M&T Bank Corp.	5,500	478,775
Signature Bank*	9,000	450,000
TCF Financial Corp.#	45,880	679,483
UMB Financial Corp.	5,200	215,384
Zions Bancorporation	11,200	271,376

		6,165,339

Chemicals — 3.7%
Air Products & Chemicals, Inc.	5,900	536,605
Ashland, Inc.	5,000	254,300
Celanese Corp., Series A	4,000	164,680
Eastman Chemical Co.#	4,700	395,176
Huntsman Corp.	13,500	210,735
LyondellBasell Industries NV, Class A*	11,100	381,840
Olin Corp.	21,400	439,128

		2,382,464

Commercial Services — 0.9%
The Western Union Co.	30,600	568,242

Computers — 0.6%
Diebold, Inc.	11,000	352,550

Diversified Financial Services — 4.2%
Affiliated Managers Group, Inc.*	5,800	575,476
Invesco Ltd.	22,700	546,162
Lazard Ltd., Class A#	33,400	1,318,966
Lpl Investment Holdings Inc*	8,300	301,871

		2,742,475

	Number of Shares	Value†

Electric — 2.1%
CMS Energy Corp.#	35,200	$654,720
Northeast Utilities	9,800	312,424
PPL Corp.#	14,700	386,904

		1,354,048

Electrical Components & Equipment — 0.6%
AMETEK, Inc.	9,550	374,837

Electronics — 0.9%
Gentex Corp.	7,400	218,744
Tyco Electronics Ltd.	11,100	392,940

		611,684

Entertainment — 0.4%
Penn National Gaming, Inc.*	7,700	270,655

Environmental Control — 0.9%
Republic Services, Inc.	20,395	608,995

Hand & Machine Tools — 0.9%
Kennametal, Inc.	14,000	552,440

Healthcare Products — 3.2%
Beckman Coulter, Inc.	2,900	218,167
Kinetic Concepts, Inc.*	14,800	619,824
Patterson Cos., Inc.#	5,900	180,717
St. Jude Medical, Inc.*	6,400	273,600
The Cooper Cos., Inc.	6,100	343,674
Zimmer Holdings, Inc.*	8,100	434,808

		2,070,790

Healthcare Services — 2.1%
Coventry Health Care, Inc.*	8,500	224,400
HealthSouth Corp.*	19,500	403,845
Humana, Inc.*	4,400	240,856
Universal Health Services, Inc., Class B	11,300	490,646

		1,359,747

Household Products & Wares — 1.3%
Fortune Brands, Inc.	9,700	584,425
Tupperware Brands Corp.	5,700	271,719

		856,144

Insurance — 3.0%
ACE Ltd.	4,600	286,350
AON Corp.	12,500	575,125
Markel Corp.*	500	189,065
PartnerRe Ltd.	9,200	739,220
W. R. Berkley Corp.	6,000	164,280

		1,954,040

Iron & Steel — 1.9%
Reliance Steel & Aluminum Co.	18,100	924,910
United States Steel Corp.#	4,900	286,258

		1,211,168

Lodging — 0.3%
Marriott International, Inc., Class A#	4,696	195,072

52

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — 0.9%
Meredith Corp.#	15,800	$547,470

Mining — 2.0%
Agnico-Eagle Mines Ltd.	7,400	567,580
IAMGOLD Corp.	30,400	541,120
Royal Gold, Inc.	4,000	218,520

		1,327,220

Miscellaneous Manufacturing — 5.8%
Dover Corp.	6,100	356,545
Eaton Corp.	6,700	680,117
Ingersoll-Rand Plc#	14,300	673,387
Pall Corp.	11,100	550,338
Parker Hannifin Corp.	5,900	509,170
Trinity Industries, Inc.	22,500	598,725
Tyco International Ltd.	9,400	389,536

		3,757,818

Oil & Gas — 5.8%
Cabot Oil & Gas Corp.	8,800	333,080
EQT Corp.	19,500	874,380
Forest Oil Corp.*#	3,300	125,301
Helmerich & Payne, Inc.	5,600	271,488
Murphy Oil Corp.	5,800	432,390
Pride International, Inc.*	7,800	257,400
QEP Resources, Inc.	20,400	740,724
Questar Corp.	11,800	205,438
Range Resources Corp.	9,500	427,310
Southwestern Energy Co.*#	3,000	112,290

		3,779,801

Oil & Gas Services — 3.6%
Halliburton Co.	17,281	705,583
Superior Energy Services, Inc.*	14,400	503,856
Weatherford International Ltd.*	48,700	1,110,360

		2,319,799

Packaging and Containers — 1.4%
Ball Corp.	5,500	374,275
Greif, Inc., Class A	8,800	544,720

		918,995

Pharmaceuticals — 4.2%
AmerisourceBergen Corp.	4,900	167,188
McKesson Corp.	7,600	534,888
Mylan, Inc.*	47,800	1,010,014
Par Pharmaceutical Cos., Inc.*	7,500	288,825
Warner Chilcott Plc, Class A	20,500	462,480
Watson Pharmaceuticals, Inc.*#	5,500	284,075

		2,747,470

Pipelines — 1.7%
El Paso Corp.	68,400	941,184
The Williams Cos., Inc.	7,000	173,040

		1,114,224

	Number of Shares	Value†

Retail — 2.3%
Guess?, Inc.#	5,500	$260,260
Macy’s, Inc.#	4,900	123,970
PetSmart, Inc.	11,100	442,002
Pier 1 Imports, Inc.*#	65,100	683,550

		1,509,782

Semiconductors — 1.1%
Analog Devices, Inc.	4,600	173,282
Micron Technology, Inc.*#	45,800	367,316
National Semiconductor Corp.#	13,900	191,264

		731,862

Software — 4.1%
Adobe Systems, Inc.*	20,022	616,277
Fiserv, Inc.*	16,000	936,960
Intuit, Inc.*	9,800	483,140
VeriFone Systems, Inc.*	17,000	655,520

		2,691,897

Telecommunications — 1.3%
CenturyLink, Inc.#	16,814	776,302
Qwest Communications International, Inc.	8,500	64,685

		840,987

Transportation — 0.8%
Heartland Express, Inc.	8,900	142,578
Kansas City Southern*	7,300	349,378

		491,956

TOTAL COMMON STOCKS (Cost $41,443,802)		52,380,082

REAL ESTATE INVESTMENT TRUSTS — 0.7%
Mixed Industrial/Office — 0.1%
Duke Realty Corp	6,100	76,006

Office Property — 0.6%
Alexandria Real Estate Equities, Inc.#	4,900	358,974

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $333,360)		434,980

SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	700,863	700,863
BlackRock Liquidity Funds TempFund - Institutional Shares	700,863	700,863

TOTAL SHORT-TERM INVESTMENTS (Cost $1,401,726)		1,401,726

53

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MID CORE VALUE FUND

	Number of Shares	Value†
SECURITIES LENDING COLLATERAL — 16.6%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.163%, 01/03/2011 (Cost $10,778,978)	10,778,978	$10,778,978

TOTAL INVESTMENTS — 100.0% (Cost $53,957,866)		$64,995,766

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Plc — Public Limited Company.

Country Weightings as of 12/31/2010†
United States	92%
Bermuda	4
Canada	1
Ireland	1
Netherlands	1
Switzerland	1

Total	100%

†	% of total investments as of December 31, 2010

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$52,380,082	52,380,082	$—	$—
REAL ESTATE INVESTMENT TRUSTS	434,980	434,980	—	—
SHORT-TERM INVESTMENTS	1,401,726	1,401,726	—	—
SECURITIES LENDING COLLATERAL	10,778,978	10,778,978	—	—

TOTAL INVESTMENTS	$64,995,766	64,995,766	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

54

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 96.4%
Advertising — 1.3%
The Interpublic Group of Cos., Inc.*	32,300	$343,026

Aerospace & Defense — 0.9%
Esterline Technologies Corp.*	3,338	228,953

Auto Manufacturers — 1.5%
Navistar International Corp.*	4,600	266,386
Oshkosh Corp.*	3,900	137,436

		403,822

Auto Parts & Equipment — 0.7%
WABCO Holdings, Inc.*	2,800	170,604

Biotechnology — 1.6%
Acorda Therapeutics, Inc.*	12,000	327,120
Vertex Pharmaceuticals, Inc.*	2,600	91,078

		418,198

Chemicals — 1.5%
Celanese Corp., Series A	5,500	226,435
Solutia, Inc.*	7,200	166,176

		392,611

Commercial Services — 19.1%
Alliance Data Systems Corp.*	8,200	582,446
Apollo Group, Inc., Class A*	6,400	252,736
Booz Allen Hamilton Holding Corp.*	7,376	143,316
Bridgepoint Education, Inc.*	25,800	490,200
Euronet Worldwide, Inc.*	7,200	125,568
Fleetcor Technologies Inc.*	7,700	238,084
Gartner, Inc.*	9,115	302,618
Hertz Global Holdings, Inc.*	24,100	349,209
Live Nation Entertainment, Inc.*	31,362	358,154
Manpower, Inc.	6,600	414,216
Monster Worldwide, Inc.*	3,200	75,616
Resources Connection, Inc.	14,046	261,115
Ritchie Bros. Auctioneers, Inc.	4,500	103,725
The Corporate Executive Board Co.	12,300	461,865
VistaPrint N.V.*	7,436	342,056
Wright Express Corp.*	9,977	458,942

		4,959,866

Computers — 3.4%
IHS, Inc., Class A*	4,200	337,638
MICROS Systems, Inc.*	4,500	197,370
SYKES Enterprises, Inc.*	17,587	356,312

		891,320

Distribution & Wholesale — 2.0%
LKQ Corp.*	8,500	193,120
WESCO International, Inc.*	6,200	327,360

		520,480

Diversified Financial Services — 1.2%
Netspend Holdings Inc.*	7,400	94,868
Raymond James Financial, Inc.	6,600	215,820

		310,688

	Number of Shares	Value†

Electronics — 2.3%
Dolby Laboratories, Inc., Class A*	3,600	$240,120
Gentex Corp.	5,800	171,448
PerkinElmer, Inc.	7,600	196,232

		607,800

Energy-Alternate Sources — 0.6%
JA Solar Holdings Co., Ltd. ADR*	21,300	147,396

Engineering & Construction — 0.5%
URS Corp.*	3,000	124,830

Entertainment — 4.6%
National CineMedia, Inc.	24,144	480,707
Penn National Gaming, Inc.*	4,600	161,690
Scientific Games Corp., Class A*	54,962	547,421

		1,189,818

Environmental Control — 0.8%
Clean Harbors, Inc.*	2,500	210,200

Hand & Machine Tools — 1.5%
Kennametal, Inc.	6,500	256,490
Regal-Beloit Corp.	2,000	133,520

		390,010

Healthcare Products — 2.2%
DENTSPLY International, Inc.	4,400	150,348
Gen-Probe, Inc.*	3,600	210,060
Sirona Dental Systems, Inc.*	4,933	206,101

		566,509

Healthcare Services — 0.7%
Lincare Holdings, Inc.	6,600	177,078

Home Furnishings — 1.8%
Harman International Industries, Inc.*	5,500	254,650
TiVo, Inc.*	24,200	208,846

		463,496

Insurance — 1.2%
Allied World Assurance Co. Holdings Ltd.	1,900	112,936
The Hanover Insurance Group, Inc.	4,100	191,552

		304,488

Internet — 5.8%
Blue Coat Systems, Inc.*	7,100	212,077
Expedia, Inc.	9,300	233,337
GSI Commerce, Inc.*	35,203	816,709
Sapient Corp.	20,626	249,575

		1,511,698

Leisure Time — 3.1%
Polaris Industries, Inc.	5,449	425,131
WMS Industries, Inc.*	8,745	395,624

		820,755

55

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lodging — 3.0%
Gaylord Entertainment Co.*	13,200	$474,408
Hyatt Hotels Corp., Class A*	6,950	318,032

		792,440

Machinery — Diversified — 1.6%
Gardner Denver, Inc.	6,116	420,903

Metal Fabricate/Hardware — 1.2%
Timken Co.	6,600	315,018

Oil & Gas — 2.0%
Brigham Exploration Co.*	8,300	226,092
Whiting Petroleum Corp.*	2,557	299,655

		525,747

Pharmaceuticals — 6.4%
Auxilium Pharmaceuticals, Inc.*	12,400	261,640
Impax Laboratories, Inc.*	6,100	122,671
Mylan, Inc.*	11,633	245,805
Onyx Pharmaceuticals, Inc.*	9,850	363,170
Perrigo Co.	4,100	259,653
Valeant Pharmaceuticals International, Inc.	14,200	401,718

		1,654,657

Real Estate — 0.8%
C.B. Richard Ellis Group, Inc., Class A*	10,433	213,668

Retail — 6.2%
Coinstar, Inc.*	5,500	310,420
Dick’s Sporting Goods, Inc.*	6,700	251,250
Express, Inc.	10,900	204,920
GameStop Corp., Class A*	6,600	151,008
Guess?, Inc.	4,000	189,280
Phillips-Van Heusen Corp.	8,200	516,682

		1,623,560

Semiconductors — 4.9%
Microsemi Corp.*	25,513	584,248
PMC-Sierra, Inc.*	60,200	517,118
Teradyne, Inc.*	12,600	176,904

		1,278,270

Software — 2.3%
Blackboard, Inc.*	5,400	223,020
Quality Systems, Inc.	5,295	369,697

		592,717

Telecommunications — 6.8%
MetroPCS Communications, Inc.*	27,100	342,273
NII Holdings, Inc.*	21,333	952,732
SBA Communications Corp., Class A*	11,700	478,998

		1,774,003

Textiles — 0.6%
Mohawk Industries, Inc.*	2,700	153,252

	Number of Shares	Value†

Transportation — 2.3%
Atlas Air Worldwide Holdings, Inc.*	6,000	$334,980
Nordic American Tanker Shipping	4,900	127,498
UTi Worldwide, Inc.	6,500	137,800

		600,278

TOTAL COMMON STOCKS (Cost $19,145,634)		25,098,159

SHORT-TERM INVESTMENTS — 3.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	462,840	462,840
BlackRock Liquidity Funds TempFund - Institutional Shares	462,840	462,840

TOTAL SHORT-TERM INVESTMENTS (Cost $925,680)		925,680

TOTAL INVESTMENTS — 100.0% (Cost $20,071,314)		$26,023,839

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

56

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMID CAP GROWTH FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$25,098,159	$25,098,159	$—	$—
SHORT-TERM INVESTMENTS	925,680	925,680	—	—

TOTAL INVESTMENTS	26,023,839	26,023,839	—	—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

57

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 88.8%
Advertising — 1.0%
The Interpublic Group of Cos., Inc.*	27,300	$289,926

Agriculture — 0.9%
Bunge Ltd.	3,650	239,148

Airlines — 0.6%
Alaska Air Group, Inc.*	2,750	155,898

Apparel — 0.8%
The Jones Group, Inc.	15,200	236,208

Auto Parts & Equipment — 4.1%
Cooper Tire & Rubber Co.	10,450	246,411
Dana Holding Corp.*	20,500	352,805
Federal-Mogul Corp.*	14,300	295,295
TRW Automotive Holdings Corp.*	4,700	247,690

		1,142,201

Banks — 7.5%
Associated Banc-Corp.	16,500	249,976
CapitalSource, Inc.	35,100	249,210
City National Corp.	2,800	171,808
Comerica, Inc.	7,500	316,800
Marshall & Ilsley Corp.	21,500	148,780
Popular, Inc.*	78,100	245,234
Susquehanna Bancshares, Inc.	17,700	171,336
Umpqua Holdings Corp.	12,400	151,032
Webster Financial Corp.	9,200	181,240
Whitney Holding Corp.	14,900	210,835

		2,096,251

Beverages — 1.3%
Constellation Brands, Inc., Class A*	16,075	356,061

Building Materials — 0.5%
Masco Corp.	11,900	150,654

Chemicals — 4.5%
Arch Chemicals, Inc.	7,425	281,630
Cytec Industries, Inc.	4,300	228,158
Huntsman Corp.	16,800	262,248
PolyOne Corp.*	17,600	219,824
Rockwood Holdings, Inc.*	6,650	260,148

		1,252,008

Commercial Services — 2.6%
Convergys Corp.*	24,200	318,714
Hertz Global Holdings, Inc.*	15,100	218,799
Kelly Services, Inc., Class A*	9,300	174,840

		712,353

Computers — 1.2%
Insight Enterprises, Inc.*	13,000	171,080
NCR Corp.*	10,550	162,154

		333,234

Distribution & Wholesale — 1.1%
WESCO International, Inc.*	5,600	295,680

	Number of Shares	Value†

Diversified Financial Services — 0.5%
MF Global Holdings Ltd.*	17,800	$148,808

Electric — 5.7%
CMS Energy Corp.	18,025	335,265
NV Energy, Inc.	23,000	323,150
Pepco Holdings, Inc.	17,400	317,550
Portland General Electric Co.	13,675	296,747
UniSource Energy Corp.	9,000	322,560

		1,595,272

Electrical Components & Equipment — 1.8%
EnerSys*	5,900	189,508
General Cable Corp.*	9,150	321,074

		510,582

Electronics — 4.2%
Arrow Electronics, Inc.*	6,150	210,637
AU Optronics Corp. ADR*	14,740	153,591
Avnet, Inc.*	6,300	208,089
Flextronics International Ltd.*	33,100	259,835
Thomas & Betts Corp.*	6,750	326,025

		1,158,177

Food — 2.5%
Dole Food Co., Inc.*	6,000	81,060
Smithfield Foods, Inc.*	14,650	302,229
SUPERVALU, Inc.	13,250	127,598
Tyson Foods, Inc., Class A	10,700	184,254

		695,141

Gas — 4.6%
Atmos Energy Corp.	10,500	327,600
NiSource, Inc.	18,875	332,577
Southern Union Co.	12,950	311,707
UGI Corp.	9,800	309,484

		1,281,368

Healthcare Products — 1.2%
Kinetic Concepts, Inc.*	4,250	177,990
Teleflex, Inc.	3,000	161,430

		339,420

Healthcare Services — 3.7%
AMERIGROUP Corp.*	5,550	243,756
Health Net, Inc.*	12,300	335,667
LifePoint Hospitals, Inc.*	7,650	281,137
Molina Healthcare, Inc.*	6,000	167,100

		1,027,660

Home Builders — 0.9%
NVR, Inc.*	380	262,588

Household Products & Wares — 2.0%
American Greetings Corp., Class A	14,500	321,320
Avery Dennison Corp.	5,700	241,338

		562,658

58

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 6.0%
AmTrust Financial Services, Inc.	9,200	$161,000
Aspen Insurance Holdings Ltd.	10,550	301,941
Endurance Specialty Holdings Ltd.	7,325	337,463
Fidelity National Financial, Inc., Class A	4,300	58,824
Platinum Underwriters Holdings Ltd.	6,600	296,802
Reinsurance Group of America, Inc.	5,525	296,748
Unum Group	8,775	212,530

		1,665,308

Iron & Steel — 2.1%
Reliance Steel & Aluminum Co.	6,250	319,375
Steel Dynamics, Inc.	13,900	254,370

		573,745

Leisure Time — 1.3%
Callaway Golf Co.	13,700	110,559
Royal Caribbean Cruises Ltd.*	5,300	249,100

		359,659

Lodging — 0.8%
Wyndham Worldwide Corp.	7,300	218,708

Machinery — Construction & Mining — 1.1%
Terex Corp.*	9,725	301,864

Machinery — Diversified — 0.8%
Briggs & Stratton Corp.	11,200	220,528

Media — 1.7%
Gannett Co., Inc.	15,500	233,895
Meredith Corp.	6,625	229,556

		463,451

Metal Fabricate/Hardware — 1.7%
Commercial Metals Co.	8,250	136,868
Mueller Industries, Inc.	9,850	322,095

		458,963

Miscellaneous Manufacturing — 1.5%
A. O. Smith Corp.	3,525	134,232
Trinity Industries, Inc.	10,300	274,083

		408,315

Oil & Gas — 4.1%
Forest Oil Corp.*	8,700	330,339
Helmerich & Payne, Inc.	4,900	237,552
Rowan Cos., Inc.*	6,950	242,624
Swift Energy Co.*	8,100	317,115

		1,127,630

Oil & Gas Services — 1.5%
Helix Energy Solutions Group, Inc.*	17,300	210,022
Oil States International, Inc.*	3,100	198,679

		408,701

Pharmaceuticals — 1.1%
Par Pharmaceutical Cos., Inc.*	7,775	299,415

	Number of Shares	Value†

Real Estate — 1.9%
C.B. Richard Ellis Group, Inc., Class A*	11,000	$225,280
Forest City Enterprises, Inc., Class A*	10,100	168,569
Jones Lang LaSalle, Inc.	1,525	127,978

		521,827

Retail — 4.5%
AnnTaylor Stores Corp.*	12,800	350,592
Foot Locker, Inc.	17,400	341,388
Office Depot, Inc.*	35,600	192,240
Signet Jewelers Ltd.*	8,500	368,900

		1,253,120

Savings & Loans — 2.3%
First Niagara Financial Group, Inc.	18,400	257,232
People’s United Financial, Inc.	11,700	163,917
Washington Federal, Inc.	13,650	230,958

		652,107

Telecommunications — 1.4%
Amdocs Ltd.*	6,375	175,121
Anixter International, Inc.	3,750	223,988

		399,109

Transportation — 1.8%
Con-way, Inc.	5,000	182,850
Teekay Corp.	9,500	314,260

		497,110

TOTAL COMMON STOCKS (Cost $18,468,130)		24,670,856

REAL ESTATE INVESTMENT TRUSTS — 6.9%
Apartments — 2.1%
BRE Properties, Inc.	5,400	234,900
Camden Property Trust	6,300	340,074

		574,974

Diversified — 0.9%
Entertainment Properties Trust	5,200	240,500

Factory Outlets — 0.8%
Tanger Factory Outlet Centers, Inc.	4,625	236,754

Hotels & Resorts — 1.5%
DiamondRock Hospitality Co.*	22,700	272,400
Sunstone Hotel Investors, Inc.*	14,209	146,779

		419,179

Office Property — 0.9%
BioMed Realty Trust, Inc.	13,950	260,167

Regional Malls — 0.7%
CBL & Associates Properties, Inc.	10,400	182,000

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,633,612)		1,913,574

59

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMID CAP VALUE FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 4.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	593,737	$593,737
BlackRock Liquidity Funds TempFund - Institutional Shares	593,736	593,736

TOTAL SHORT-TERM INVESTMENTS (Cost $1,187,473)		1,187,473

TOTAL INVESTMENTS — 100.0% (Cost $21,289,215)		$27,771,903

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Country Weightings as of 12/31/2010†
United States	92%
Bermuda	4
Canada	1
Puerto Rico	1
Singapore	1
Taiwan	1

Total	100%

†	% of total investments as of December 31, 2010

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$24,670,856	$24,670,856	$—	$—
REAL ESTATE INVESTMENT TRUSTS	1,913,574	1,913,574	—	—
SHORT-TERM INVESTMENTS	1,187,473	1,187,473	—	—

TOTAL INVESTMENTS	$27,771,903	$27,771,903	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

60

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 74.8%
Airlines — 1.8%
Allegiant Travel Co.	13,500	$664,740
Copa Holdings S.A., Class A	23,502	1,382,858

		2,047,598

Apparel — 1.6%
Crocs, Inc.*	69,025	1,181,708
Iconix Brand Group, Inc.*	34,125	658,954

		1,840,662

Auto Manufacturers — 0.7%
Wabash National Corp.*	65,300	773,805

Biotechnology — 0.7%
Emergent BioSolutions, Inc.*	35,650	836,349

Commercial Services — 8.3%
American Public Education, Inc.*#	55,991	2,085,105
isoftstone Holdings Ltd.*	37,650	684,100
Medifast, Inc.*	27,325	789,146
Parexel International Corp.*	49,621	1,053,454
Resources Connection, Inc.	63,000	1,171,170
The Corporate Executive Board Co.	23,549	884,265
United Rentals, Inc.*	40,325	917,394
VistaPrint N.V.*	46,779	2,151,834

		9,736,468

Computers — 1.9%
Ciber, Inc.*	66,500	311,220
Keyw Holding Corp. (The)*#	52,902	776,072
Syntel, Inc.	24,091	1,151,309

		2,238,601

Distribution & Wholesale — 0.5%
Titan Machinery, Inc.*	33,203	640,818

Diversified Financial Services — 3.4%
Financial Engines, Inc.*#	66,550	1,319,686
Higher One Holdings, Inc.*#	40,746	824,292
MF Global Holdings Ltd.*	93,400	780,824
World Acceptance Corp.*#	20,625	1,089,000

		4,013,802

Electric — 0.7%
EnerNOC, Inc.*#	33,791	807,943

Electronics — 0.6%
Stoneridge, Inc.*	42,095	664,680

Engineering & Construction — 0.6%
Chicago Bridge & Iron Co. NV*	22,650	745,185

Entertainment — 0.6%
Shuffle Master, Inc.*	58,500	669,825

Healthcare Products — 5.6%
Abaxis, Inc.*	34,061	914,538
Align Technology, Inc.*#	77,341	1,511,243
Masimo Corp.#	33,648	978,147
NuVasive, Inc.*#	98,880	2,536,272
Zoll Medical Corp.*	18,000	670,140

		6,610,340

	Number of Shares	Value†

Healthcare Services — 0.8%
IPC The Hospitalist Co., Inc.*	23,820	$929,218

Home Furnishings — 1.1%
Tempur-Pedic International, Inc.*	33,534	1,343,372

Insurance — 1.6%
MGIC Investment Corp.*#	181,428	1,848,751

Internet — 4.6%
Ancestry.com, Inc.*	30,825	872,964
Constant Contact, Inc.*#	57,720	1,788,743
Shutterfly, Inc.*	32,875	1,151,611
Terremark Worldwide, Inc.*#	123,046	1,593,446

		5,406,764

Leisure Time — 1.2%
Life Time Fitness, Inc.*#	33,955	1,391,815

Metal Fabricate/Hardware — 1.4%
Dynamic Materials Corp.	30,125	679,921
Haynes International, Inc.	23,737	992,919

		1,672,840

Mining — 2.4%
Globe Specialty Metals, Inc.	86,500	1,478,285
Horsehead Holding Corp.*	105,555	1,376,437

		2,854,722

Miscellaneous Manufacturing — 0.8%
Hexcel Corp.*	51,350	928,922

Oil & Gas — 8.4%
Comstock Resources, Inc.*#	113,235	2,781,051
Goodrich Petroleum Corp.*#	137,822	2,431,180
Petrohawk Energy Corp.*#	157,203	2,868,955
Quicksilver Resources, Inc.*	118,858	1,751,967

		9,833,153

Pharmaceuticals — 3.4%
Cardiome Pharma Corp.*	146,504	940,556
Durect Corp.*	298,700	1,030,515
Pozen, Inc.*	136,851	910,059
Salix Pharmaceuticals Ltd.*	23,850	1,119,996

		4,001,126

Retail — 3.5%
AerCap Holdings N.V.*	183,881	2,596,400
Buffalo Wild Wings, Inc.*	16,022	702,565
Cabela’s, Inc.*#	37,375	812,906

		4,111,871

Semiconductors — 5.3%
Netlogic Microsystems, Inc.*#	71,018	2,230,675
Power Integrations, Inc.#	15,475	621,167
Rubicon Technology, Inc.*#	65,125	1,372,835
Teradyne, Inc.*#	142,079	1,994,789

		6,219,466

61

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 3.9%
CommVault Systems, Inc.*	24,851	$711,236
InnerWorkings, Inc.*#	191,166	1,252,137
NetSuite, Inc.*	32,887	822,175
Quality Systems, Inc.#	9,575	668,526
Rosetta Stone, Inc.*#	53,327	1,131,599

		4,585,673

Storage & Warehousing — 1.2%
Mobile Mini, Inc.*	69,412	1,366,722

Telecommunications — 4.3%
Acme Packet, Inc.*	11,978	636,750
Atheros Communications, Inc.*#	79,752	2,864,692
Ciena Corp.*#	71,650	1,508,233

		5,009,675

Transportation — 3.9%
Celadon Group, Inc.*	65,554	969,544
Knight Transportation, Inc.#	61,950	1,177,050
Old Dominion Freight Line, Inc.*	26,962	862,514
Scorpio Tankers, Inc.*	74,610	754,307
Vitran Corp., Inc.*	60,313	791,307

		4,554,722

TOTAL COMMON STOCKS (Cost $71,469,297)		87,684,888

SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	934,854	934,854
BlackRock Liquidity Funds TempFund - Institutional Shares	934,853	934,853

TOTAL SHORT-TERM INVESTMENTS (Cost $1,869,707)		1,869,707

SECURITIES LENDING COLLATERAL — 23.6%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.163%, 01/03/2011 (Cost $27,668,481)	27,668,481	27,668,481

TOTAL INVESTMENTS — 100.0% (Cost $101,007,485)		$117,223,076

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Country Weightings as of 12/31/2010†
United States	91%
Netherlands	5
Canada	1
China	1
Panama	1
Principality of Monaco	1

Total	100%

†	% of total investments as of December 31, 2010

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$87,684,888	$87,684,888	$—	$—
SHORT-TERM INVESTMENTS	1,869,707	1,869,707
SECURITIES LENDING COLLATERAL	27,668,481	27,668,481	—	—

TOTAL INVESTMENTS	$117,223,076	$117,223,076	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

62

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 71.8%
Aerospace & Defense — 1.3%
AAR Corp.*	36,165	$993,453
Kaman Corp.	35,334	1,027,159
TransDigm Group, Inc.*	6,697	482,251

		2,502,863

Airlines — 1.0%
AirTran Holdings, Inc.*#	88,526	654,207
JetBlue Airways Corp.*#	191,570	1,266,278

		1,920,485

Apparel — 1.4%
G-III Apparel Group Ltd.*	23,757	835,059
Iconix Brand Group, Inc.*	50,556	976,236
The Warnaco Group, Inc.*	15,327	844,058

		2,655,353

Auto Parts & Equipment — 1.5%
Dana Holding Corp.*	19,161	329,761
Tenneco, Inc.*	27,314	1,124,244
TRW Automotive Holdings Corp.*	20,066	1,057,478
Visteon Corp.*#	6,826	506,831

		3,018,314

Banks — 9.3%
Bank of the Ozarks, Inc.#	22,737	985,649
Boston Private Financial Holdings, Inc.	40,689	266,513
Bridge Capital Holdings*	11,083	96,422
Capital City Bank Group, Inc.#	4,709	59,333
CoBiz Financial, Inc.#	32,874	199,874
Columbia Banking System, Inc.	8,052	169,575
CVB Financial Corp.#	70,266	609,206
East West Bancorp, Inc.	25,020	489,141
F.N.B. Corp.#	49,382	484,931
First Financial Bankshares, Inc.#	19,409	993,353
First Midwest Bancorp, Inc.	60,556	697,605
FirstMerit Corp.	42,633	843,707
Glacier Bancorp, Inc.	74,960	1,132,646
Hancock Holding Co.#	23,138	806,591
Heritage Financial Corp.*	17,184	239,201
Home Bancshares, Inc.	20,728	456,638
IBERIABANK Corp.	12,810	757,455
Lakeland Financial Corp.	14,836	318,381
MB Financial, Inc.	48,162	834,166
PacWest Bancorp#	6,260	133,839
Pinnacle Financial Partners, Inc.*#	30,654	416,281
PrivateBancorp, Inc.#	31,023	446,111
Prosperity Bancshares, Inc.	28,842	1,132,914
Sandy Spring Bancorp, Inc.	16,154	297,718
SCBT Financial Corp.	19,589	641,540
Sierra Bancorp	8,436	90,518
Signature Bank*	32,493	1,624,650
Simmons First National Corp., Class A	10,143	289,075
Southcoast Financial Corp.*	12,381	38,010
Summit State Bank	11,718	81,909
Texas Capital Bancshares, Inc.*	28,890	614,490
The First of Long Island Corp.	8,402	242,902

	Number of Shares	Value†

Banks — (continued)
Trico Bancshares#	19,823	$320,141
UMB Financial Corp.	15,972	661,560
Webster Financial Corp.	35,527	699,882

		18,171,927

Building Materials — 1.0%
Comfort Systems USA, Inc.	98,818	1,301,433
Universal Forest Products, Inc.	18,621	724,357

		2,025,790

Chemicals — 2.2%
H.B. Fuller Co.	47,963	984,201
Minerals Technologies, Inc.	24,957	1,632,437
PolyOne Corp.*	134,316	1,677,607

		4,294,245

Commercial Services — 3.2%
Aegean Marine Petroleum Network, Inc.	101,305	1,056,611
Convergys Corp.*	52,798	695,350
Fleetcor Technologies, Inc.*	15,670	484,517
Medifast, Inc.*	12,992	375,209
Monro Muffler Brake, Inc.#	19,158	662,675
On Assignment, Inc.*	57,742	470,597
PHH Corp.*#	33,461	774,622
RSC Holdings, Inc.*#	115,166	1,121,717
Team Health Holdings, Inc.*	47,635	740,248

		6,381,546

Computers — 1.8%
Electronics for Imaging, Inc.*	86,080	1,231,804
Mentor Graphics Corp.*	84,731	1,016,772
MTS Systems Corp.	21,817	817,265
NetScout Systems, Inc.*	21,282	489,699

		3,555,540

Cosmetics & Personal Care — 0.3%
Elizabeth Arden, Inc.*	25,813	593,957

Distribution & Wholesale — 1.7%
Beacon Roofing Supply, Inc.*	49,961	892,803
Fossil, Inc.*	15,930	1,122,746
Watsco, Inc.#	20,875	1,316,795

		3,332,344

Diversified Financial Services — 1.6%
BGC Partners, Inc., Class A	31,226	259,488
KBW, Inc.	17,483	488,125
Knight Capital Group, Inc., Class A*	50,579	697,485
MF Global Holdings Ltd.*	67,051	560,546
Ocwen Financial Corp.*	42,076	401,405
Piper Jaffray Cos.*#	10,577	370,301
Stifel Financial Corp.*#	6,162	382,291

		3,159,641

Electric — 4.1%
Avista Corp.	14,578	328,297
Cleco Corp.	45,713	1,406,132

63

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
El Paso Electric Co.*	115,788	$3,187,644
IDACORP, Inc.	6,006	222,102
MGE Energy, Inc.	6,474	276,828
NorthWestern Corp.	11,324	326,471
Portland General Electric Co.	26,115	566,695
The Empire District Electric Co.	8,048	178,666
UniSource Energy Corp.	12,498	447,928
Westar Energy, Inc.#	40,797	1,026,452

		7,967,215

Electrical Components & Equipment — 1.1%
Belden, Inc.	10,123	372,729
EnerSys*	38,599	1,239,800
Littelfuse, Inc.	11,320	532,719

		2,145,248

Electronics — 1.1%
Checkpoint Systems, Inc.*	46,388	953,274
Newport Corp.*	24,925	432,947
Watts Water Technologies, Inc., Class A#	20,324	743,655

		2,129,876

Engineering & Construction — 0.4%
Michael Baker Corp.*	9,014	280,335
MYR Group, Inc.*	20,008	420,168

		700,503

Environmental Control — 0.7%
Darling International, Inc.*	41,409	549,911
Waste Connections, Inc.#	30,294	833,994

		1,383,905

Food — 1.1%
Snyders-Lance, Inc.	16,904	396,230
The Hain Celestial Group, Inc.*	32,606	882,318
TreeHouse Foods, Inc.*#	17,323	885,032

		2,163,580

Gas — 1.0%
South Jersey Industries, Inc.	3,668	193,744
Southwest Gas Corp.	39,913	1,463,609
The Laclede Group, Inc.	8,924	326,083

		1,983,436

Hand & Machine Tools — 0.5%
Regal-Beloit Corp.#	15,831	1,056,878

Healthcare Products — 1.6%
American Medical Systems Holdings, Inc.*	44,659	842,269
Hill-Rom Holdings, Inc.	17,063	671,770
PSS World Medical, Inc.*	36,944	834,934
West Pharmaceutical Services, Inc.	17,953	739,664

		3,088,637

Healthcare Services — 2.4%
Amedisys, Inc.*	32,079	1,074,647
HealthSouth Corp.*	23,438	485,401
ICON Plc ADR*	42,610	933,159

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Services — (continued)
LHC Group, Inc.*	23,510	$705,300
Lincare Holdings, Inc.	52,933	1,420,192

		4,618,699

Home Builders — 0.5%
Meritage Homes Corp.*	40,110	890,442

Insurance — 5.5%
Alterra Capital Holdings Ltd.#	44,527	963,564
American Equity Investment Life Holding Co.	135,325	1,698,329
Aspen Insurance Holdings Ltd.	17,382	497,473
Donegal Group, Inc., Class A	21,957	317,937
Enstar Group Ltd.*	5,556	469,926
Meadowbrook Insurance Group, Inc.	177,550	1,819,888
MGIC Investment Corp.*	83,520	851,069
ProAssurance Corp.*	20,272	1,228,483
RLI Corp.#	13,788	724,835
Symetra Financial Corp.	52,605	720,689
The PMI Group, Inc.*#	99,487	328,307
Tower Group, Inc.#	48,186	1,232,598

		10,853,098

Investment Companies — 1.0%
Apollo Investment Corp.	63,246	700,133
Golub Capital BDC, Inc.	18,890	323,397
PennantPark Investment Corp.	42,953	525,745
Solar Capital Ltd.	16,577	410,778

		1,960,053

Iron & Steel — 0.4%
Metals USA Holdings Corp.*	30,304	461,833
Schnitzer Steel Industries, Inc., Class A	5,423	360,033

		821,866

Leisure Time — 0.7%
Polaris Industries, Inc.	7,159	558,545
WMS Industries, Inc.*	19,124	865,170

		1,423,715

Lodging — 1.0%
Gaylord Entertainment Co.*#	32,903	1,182,534
Orient-Express Hotels Ltd., Class A*	53,665	697,108

		1,879,642

Machinery — Diversified — 1.8%
Altra Holdings, Inc.*	19,755	392,334
Applied Industrial Technologies, Inc.	16,167	525,104
Graco, Inc.	18,104	714,203
Robbins & Myers, Inc.#	41,760	1,494,173
Tennant Co.	11,992	460,613

		3,586,427

Metal Fabricate/Hardware — 1.2%
Commercial Metals Co.	87,390	1,449,800
Olympic Steel, Inc.	34,973	1,003,026

		2,452,826

64

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — 1.0%
Kaiser Aluminum Corp.#	31,000	$1,552,790
Taseko Mines Ltd*	96,619	507,250

		2,060,040

Miscellaneous Manufacturing — 1.2%
Actuant Corp., Class A	33,781	899,250
AZZ, Inc.	8,859	354,449
Carlisle Cos., Inc.	28,141	1,118,323

		2,372,022

Oil & Gas — 3.7%
Approach Resources, Inc.*	18,343	423,723
Brigham Exploration Co.*	43,242	1,177,912
Carrizo Oil & Gas, Inc.*	10,585	365,077
Kodiak Oil & Gas Corp.*	25,270	166,782
Northern Oil & Gas, Inc.*	13,763	374,491
Petroleum Development Corp.*	13,590	573,634
Resolute Energy Corp.*#	110,245	1,627,216
Rex Energy Corp.*#	60,307	823,191
Rosetta Resources, Inc.*	48,445	1,823,470

		7,355,496

Oil & Gas Services — 1.4%
Key Energy Services, Inc.*	104,911	1,361,745
Oil States International, Inc.*	13,305	852,717
T-3 Energy Services, Inc.*	11,725	467,007

		2,681,469

Pharmaceuticals — 0.4%
Herbalife Ltd.	10,495	717,543

Real Estate — 0.3%
Retail Opportunity Investments Corp.#	62,808	622,427

Retail — 3.5%
American Eagle Outfitters, Inc.#	30,721	449,448
Big Lots, Inc.*	8,400	255,864
Cash America International, Inc.	6,390	235,983
DineEquity, Inc.*	9,061	447,432
Ezcorp, Inc., Class A*	10,368	281,284
First Cash Financial Services, Inc.*	15,944	494,105
HSN, Inc.*	36,297	1,112,140
Jos. A. Bank Clothiers, Inc.*	25,137	1,013,524
The Children’s Place Retail Stores, Inc.*	9,349	464,084
The Pantry, Inc.*	32,146	638,420
Vera Bradley, Inc.*#	8,300	273,900
World Fuel Services Corp.	34,291	1,239,962

		6,906,146

Savings & Loans — 1.3%
Brookline Bancorp, Inc.	58,763	637,578
Dime Community Bancshares	21,168	308,841
First Financial Holdings, Inc.	15,411	177,381
Flushing Financial Corp.	32,651	457,114
Northwest Bancshares, Inc.	45,965	540,548
WSFS Financial Corp.	8,079	383,268

		2,504,730

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 2.3%
Entegris, Inc.*	101,923	$761,365
Fairchild Semiconductor International, Inc.*	43,490	678,879
Micrel, Inc.#	30,002	389,726
MKS Instruments, Inc.*	35,831	877,501
Semtech Corp.*	42,752	967,905
Standard Microsystems Corp.*	27,694	798,418

		4,473,794

Software — 1.4%
Avid Technology, Inc.*	50,858	887,981
Monotype Imaging Holdings, Inc.*	36,556	405,771
Parametric Technology Corp.*	22,798	513,639
SYNNEX Corp.*	31,159	972,161

		2,779,552

Telecommunications — 1.9%
Anixter International, Inc.#	21,760	1,299,725
Knology, Inc.*	50,688	792,253
Plantronics, Inc.	8,366	311,383
Polycom, Inc.*#	16,452	641,299
Premiere Global Services, Inc.*	107,040	727,872

		3,772,532

Textiles — 0.5%
G&K Services, Inc., Class A	29,029	897,286

Transportation — 0.5%
Golar LNG Ltd.	31,802	477,348
Heartland Express, Inc.	29,239	468,409
Scorpio Tankers, Inc.*	11,293	114,172

		1,059,929

TOTAL COMMON STOCKS (Cost $114,452,692)		140,921,017

REAL ESTATE INVESTMENT TRUSTS — 10.1%
Apartments — 1.4%
American Campus Communities, Inc.#	68,193	2,165,810
Education Realty Trust, Inc.	64,763	503,208

		2,669,018

Building & Real Estate — 3.4%
Capstead Mortgage Corp.	36,363	457,810
Coresite Realty Corp.	18,263	249,107
Cypress Sharpridge Investments, Inc.	88,254	1,139,359
Hatteras Financial Corp.#	10,134	306,756
MFA Financial, Inc.	215,944	1,762,103
National Retail Properties, Inc.#	70,450	1,866,925
Redwood Trust, Inc.#	29,546	441,122
Two Harbors Investment Corp.	36,698	359,274

		6,582,456

Diversified — 0.9%
Entertainment Properties Trust#	36,136	1,671,290

Healthcare — 1.4%
Cogdell Spencer, Inc.	61,417	356,219

65

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP VALUE FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Healthcare — (continued)
Medical Properties Trust, Inc.	85,608	$927,135
Omega Healthcare Investors, Inc.#	69,728	1,564,696

		2,848,050

Hotels & Resorts — 0.2%
Pebblebrook Hotel Trust	23,974	487,152

Mixed Industrial/Office — 0.7%
Dupont Fabros Technology, Inc.#	26,235	558,019
PS Business Parks, Inc.	15,570	867,560

		1,425,579

Office Property — 1.4%
BioMed Realty Trust, Inc.#	87,801	1,637,489
Parkway Properties, Inc.#	68,399	1,198,350

		2,835,839

Storage & Warehousing — 0.3%
U-Store-It Trust	54,085	515,430

Strip Centers — 0.4%
Acadia Realty Trust	47,681	869,701

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $18,240,805)		19,904,515

SHORT-TERM INVESTMENTS — 2.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,511,356	2,511,356
RBB Sansom Street Fund Money Market Portfolio	2,511,356	2,511,356

TOTAL SHORT-TERM INVESTMENTS (Cost $5,022,712)		5,022,712

SECURITIES LENDING COLLATERAL — 15.5%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.163%, 01/03/2011 (Cost $30,504,282)	30,504,282	30,504,282

TOTAL INVESTMENTS — 100.0% (Cost $168,220,491)		$196,352,526

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$140,921,017	$140,921,017	$—	$—
REAL ESTATE INVESTMENT TRUSTS	19,904,515	19,904,515	—	—
SHORT-TERM INVESTMENTS	5,022,712	5,022,712	—	—
SECURITIES LENDING COLLATERAL	30,504,282	30,504,282	—	—

TOTAL INVESTMENTS	$196,352,526	$196,352,526	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

66

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — 73.3%
Advertising — 0.1%
APAC Customer Services, Inc.*	447	$2,713
Harte-Hanks, Inc.	678	8,658
Marchex, Inc., Class B	645	6,154

		17,525

Aerospace & Defense — 1.1%
AAR Corp.*	879	24,146
AeroVironment, Inc.*	318	8,532
Astronics Corp.*	168	3,528
Cubic Corp.	352	16,597
Curtiss-Wright Corp.	935	31,042
Ducommun, Inc.	265	5,772
Esterline Technologies Corp.*	637	43,692
GenCorp, Inc.*#	1,240	6,411
HEICO Corp.#	553	28,219
Herley Industries, Inc.*	285	4,936
Kaman Corp.	548	15,930
Kratos Defense & Security Solutions, Inc.*	300	3,951
LMI Aerospace, Inc.*	153	2,446
Moog, Inc., Class A*	941	37,452
National Presto Industries, Inc.	96	12,481
Orbital Sciences Corp.*	1,113	19,066
Teledyne Technologies, Inc.*	777	34,165
Triumph Group, Inc.#	314	28,075

		326,441

Agriculture — 0.3%
Alico, Inc.	51	1,216
Alliance One International, Inc.*	2,256	9,565
Cadiz, Inc.*#	157	1,953
Griffin Land & Nurseries, Inc.	40	1,295
Limoneira Co.#	100	2,870
MGP Ingredients ,Inc.	300	3,312
Star Scientific, Inc.*	2,044	3,986
Tejon Ranch Co.*	288	7,934
The Andersons, Inc.#	411	14,940
Universal Corp.	455	18,519
Vector Group Ltd.#	831	14,393

		79,983

Airlines — 0.6%
AirTran Holdings, Inc.*#	2,993	22,118
Alaska Air Group, Inc.*	750	42,518
Allegiant Travel Co.	306	15,068
Hawaiian Holdings, Inc.*	1,326	10,396
JetBlue Airways Corp.*#	5,202	34,385
Pinnacle Airlines Corp.*	500	3,950
Republic Airways Holdings, Inc.*#	1,201	8,791
SkyWest, Inc.	1,081	16,885
US Airways Group, Inc.*	3,391	33,944

		188,055

Apparel — 1.5%
American Apparel, Inc.*	527	875
Carter’s, Inc.*	1,256	37,065

	Number of Shares	Value†

Apparel — (continued)
Cherokee, Inc.#	200	$3,762
Columbia Sportswear Co.#	211	12,723
Crocs, Inc.*	1,806	30,919
Deckers Outdoor Corp.*	758	60,443
Delta Apparel, Inc.*	200	2,700
G-III Apparel Group Ltd.*	304	10,686
Iconix Brand Group, Inc.*	1,444	27,884
Joe’s Jeans, Inc.*#	1,100	1,716
K-Swiss, Inc., Class A*	424	5,287
Lacrosse Footwear, Inc.	100	1,640
Maidenform Brands, Inc.*	438	10,411
Oxford Industries, Inc.	208	5,327
Perry Ellis International, Inc.*	214	5,879
Quiksilver, Inc.*	2,860	14,500
RG Barry Corp.	200	2,224
Skechers U.S.A., Inc., Class A*#	801	16,020
Steven Madden Ltd.*	525	21,903
The Jones Group, Inc.	1,691	26,278
The Timberland Co., Class A*	751	18,467
The Warnaco Group, Inc.*	861	47,415
True Religion Apparel, Inc.*	626	13,935
Under Armour, Inc., Class A*	723	39,649
Unifi, Inc.*	360	6,095
Volcom, Inc.	367	6,925
Weyco Group, Inc.	100	2,449
Wolverine World Wide, Inc.	939	29,935

		463,112

Auto Manufacturers — 0.1%
Force Protection, Inc.*	1,255	6,915
Wabash National Corp.*	1,500	17,775

		24,690

Auto Parts & Equipment — 0.9%
American Axle & Manufacturing Holdings, Inc.*	1,416	18,210
Amerigon, Inc.*	568	6,180
ArvinMeritor, Inc.*#	1,864	38,249
Commercial Vehicle Group, Inc.*	400	6,500
Cooper Tire & Rubber Co.	1,249	29,451
Dana Holding Corp.*	2,711	46,656
Dorman Products, Inc.*	196	7,103
Douglas Dynamics, Inc.	200	3,030
Exide Technologies*	1,387	13,052
Fuel Systems Solutions, Inc.*	334	9,813
Miller Industries, Inc.	187	2,661
Modine Manufacturing Co.*	877	13,593
Spartan Motors, Inc.	417	2,540
Standard Motor Products, Inc.	400	5,480
Superior Industries International, Inc.	419	8,891
Tenneco, Inc.*	1,158	47,663
Titan International, Inc.#	755	14,753
Tower International, Inc.*	200	3,538

		277,363

67

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — 4.4%
1st Source Corp.	326	$6,598
1st United Bancorp, Inc.*	400	2,764
Alliance Financial Corp.	73	2,362
American National Bankshares, Inc.	109	2,567
Ameris Bancorp*	447	4,711
Ames National Corp.#	199	4,312
Arrow Financial Corp.#	140	3,851
BancFirst Corp.	160	6,590
Banco Latinoamericano de Exportaciones S.A., Class E	610	11,261
Bancorp Rhode Island, Inc.	69	2,007
Bancorp, Inc.*	512	5,207
Bank Mutual Corp.	632	3,021
Bank of Marin Bancorp	90	3,150
Bank of the Ozarks, Inc.#	238	10,317
Boston Private Financial Holdings, Inc.	1,258	8,240
Bridge Bancorp, Inc.	107	2,638
Bryn Mawr Bank Corp.	232	4,048
Camden National Corp.	126	4,565
Capital City Bank Group, Inc.#	269	3,389
Cardinal Financial Corp.	618	7,187
Cass Information Systems, Inc.	210	7,967
Cathay General Bancorp	1,692	28,256
Center Financial Corp.*	700	5,306
CenterState Banks of Florida, Inc.	432	3,421
Century Bancorp, Inc., Class A	69	1,849
Chemical Financial Corp.#	466	10,322
Citizens & Northern Corp.#	156	2,318
Citizens Republic Bancorp, Inc.*#	7,235	4,450
City Holding Co.	348	12,608
CNB Financial Corp.	153	2,266
CoBiz Financial, Inc.	600	3,648
Columbia Banking System, Inc.#	862	18,154
Community Bank System, Inc.#	691	19,189
Community Trust Bancorp, Inc.	221	6,400
CVB Financial Corp.#	1,653	14,332
Eagle Bancorp, Inc.*	385	5,556
Encore Bancshares, Inc.*	200	2,052
Enterprise Financial Services Corp.	182	1,904
F.N.B. Corp.#	2,416	23,725
Financial Institutions, Inc.	140	2,656
First Bancorp	324	4,960
First Bancorp, Inc.	234	3,695
First Bancorp.*#	1,918	882
First Busey Corp.	1,002	4,709
First Commonwealth Financial Corp.	2,184	15,463
First Community Bancshares, Inc.	326	4,870
First Financial Bancorp#	1,059	19,570
First Financial Bankshares, Inc.#	447	22,878
First Financial Corp.#	180	6,325
First Interstate Bancsystem, Inc.	200	3,048
First Merchants Corp.	538	4,767
First Midwest Bancorp, Inc.	1,714	19,745
First South Bancorp, Inc.	200	1,294
FirstMerit Corp.	2,076	41,084

	Number of Shares	Value†

Banks — (continued)
German American Bancorp, Inc.	292	$5,377
Glacier Bancorp, Inc.	1,529	23,103
Great Southern Bancorp, Inc.	171	4,034
Green Bankshares, Inc.*#	200	640
Hancock Holding Co.#	644	22,450
Hanmi Financial Corp.*	2,500	2,875
Heartland Financial USA, Inc.	317	5,535
Heritage Financial Corp.*	208	2,895
Home Bancshares, Inc.	382	8,416
Hudson Valley Holding Corp.	220	5,447
IBERIABANK Corp.	507	29,979
Independent Bank Corp.	371	10,036
International Bancshares Corp.	1,019	20,411
Lakeland Bancorp, Inc.	508	5,573
Lakeland Financial Corp.	294	6,309
MainSource Financial Group, Inc.	521	5,424
MB Financial, Inc.	949	16,437
Merchants Bancshares, Inc.	86	2,370
Metro Bancorp, Inc.*	263	2,896
Midsouth Bancorp, Inc.	186	2,857
MidWestOne Financial Group, Inc.	100	1,511
Nara Bancorp, Inc.*	739	7,257
National Bankshares, Inc.	119	3,747
National Penn Bancshares, Inc.	2,758	22,147
NBT Bancorp, Inc.#	611	14,756
Old National Bancorp	1,750	20,808
OmniAmerican Bancorp, Inc.*	291	3,943
Oriental Financial Group, Inc.	1,010	12,615
Orrstown Financial Services, Inc.	87	2,385
Pacific Continental Corp.	262	2,636
PacWest Bancorp#	723	15,458
Park National Corp.	224	16,278
Peapack-Gladstone Financial Corp.	89	1,161
Penns Woods Bancorp, Inc.	68	2,706
Peoples Bancorp, Inc.	272	4,257
Pinnacle Financial Partners, Inc.*	563	7,646
Porter Bancorp, Inc.	65	670
PrivateBancorp, Inc.#	1,198	17,227
Prosperity Bancshares, Inc.	963	37,827
Renasant Corp.	537	9,081
Republic Bancorp, Inc., Class A	134	3,183
S&T Bancorp, Inc.#	459	10,369
S.Y. Bancorp, Inc.	197	4,836
Sandy Spring Bancorp, Inc.	480	8,846
SCBT Financial Corp.	296	9,694
Sierra Bancorp	212	2,275
Signature Bank*	856	42,800
Simmons First National Corp., Class A	300	8,550
Southside Bancshares, Inc.	318	6,700
Southwest Bancorp, Inc.*#	436	5,406
State Bancorp, Inc.	335	3,099
StellarOne Corp.	616	8,957
Sterling Bancorp#	386	4,041
Sterling Bancshares, Inc.#	1,686	11,836
Suffolk Bancorp	143	3,529

68

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Susquehanna Bancshares, Inc.#	2,658	$25,729
SVB Financial Group*#	868	46,047
Taylor Capital Group, Inc.*	200	2,630
Texas Capital Bancshares, Inc.*	704	14,974
The First of Long Island Corp.	95	2,746
Tompkins Financial Corp.#	158	6,187
Tower Bancorp, Inc.	163	3,593
TowneBank	459	7,294
Trico Bancshares#	304	4,910
TrustCo Bank Corp.	1,352	8,572
Trustmark Corp.	1,282	31,845
UMB Financial Corp.	641	26,550
Umpqua Holdings Corp.#	2,336	28,453
Union First Market Bankshares Corp.	326	4,818
United Bankshares, Inc.#	746	21,783
United Community Banks, Inc.*	1,891	3,687
Univest Corp. of Pennsylvania#	300	5,751
Virginia Commerce Bancorp*	400	2,472
Washington Banking Co.	475	6,512
Washington Trust Bancorp, Inc.	270	5,908
Webster Financial Corp.	1,213	23,896
WesBanco, Inc.	415	7,868
West Bancorporation, Inc.	268	2,088
West Coast Bancorp*	1,700	4,794
Westamerica Bancorporation	556	30,841
Western Alliance Bancorp*	1,075	7,912
Whitney Holding Corp.	1,801	25,484
Wilshire Bancorp, Inc.	276	2,103
Wintrust Financial Corp.#	742	24,508

		1,339,710

Beverages — 0.2%
Boston Beer Co., Inc., Class A*	160	15,215
Coca-Cola Bottling Co. Consolidated	74	4,113
Farmer Bros. Co.	204	3,631
Heckmann Corp.*	1,413	7,107
National Beverage Corp.	242	3,180
Peet’s Coffee & Tea, Inc.*#	272	11,353
Primo Water Corp.*	300	4,263

		48,862

Biotechnology — 1.6%
Acorda Therapeutics, Inc.*	731	19,927
Affymax, Inc.*#	310	2,061
Alnylam Pharmaceuticals, Inc.*	739	7,287
AMAG Pharmaceuticals, Inc.*	356	6,444
Arena Pharmaceuticals, Inc.*	2,006	3,450
Ariad Pharmaceuticals, Inc.*#	2,264	11,546
Arqule, Inc.*	909	5,336
Aveo Pharmaceuticals, Inc.*	300	4,386
BioCryst Pharmaceuticals, Inc.*	597	3,086
Biosante Pharmaceuticals, Inc.*	1,300	2,132
Biotime, Inc.*#	400	3,332
Cambrex Corp.*	667	3,448
Celera Corp.*	1,483	9,343
Celldex Therapeutics, Inc.*#	644	2,653

	Number of Shares	Value†

Biotechnology — (continued)
Chelsea Therapeutics International, Inc.*	874	$6,555
Clinical Data, Inc.*#	154	2,450
Cubist Pharmaceuticals, Inc.*	1,084	23,198
Curis, Inc.*	1,673	3,313
Cytokinetics, Inc.*	519	1,085
CytRx Corp.*	2,800	2,828
Dynavax Technologies Corp.*#	1,400	4,480
Emergent BioSolutions, Inc.*	373	8,751
Enzo Biochem, Inc.*	795	4,198
Enzon Pharmaceuticals, Inc.*	905	11,014
Exact Sciences Corp.*	700	4,186
Exelixis, Inc.*#	2,469	20,270
Geron Corp.*	2,750	14,217
Halozyme Therapeutics, Inc.*#	1,489	11,793
Immunogen, Inc.*#	1,207	11,177
Immunomedics, Inc.*	1,436	5,141
Incyte Corp. Ltd.*#	1,769	29,295
Inhibitex, Inc.*	1,000	2,600
Inovio Pharmaceuticals, Inc.*	2,100	2,415
InterMune, Inc.*	864	31,450
Lexicon Pharmaceuticals, Inc.*	3,626	5,221
Ligand Pharmaceuticals, Inc.*	444	3,960
Martek Biosciences Corp.*#	606	18,968
Maxygen, Inc.#	600	2,358
Micromet, Inc.*	2,029	16,475
Momenta Pharmaceuticals, Inc.*#	1,036	15,509
Nanosphere, Inc.*	200	872
Neuralstem, Inc.*	800	1,696
Novavax, Inc.*	1,329	3,229
NPS Pharmaceuticals, Inc.*	1,557	12,300
Omeros Corp.*#	266	2,192
Pacific Biosciences of California, Inc.*	400	6,364
PDL BioPharma, Inc.	2,924	18,217
Peregrine Pharmaceuticals, Inc.*	1,000	2,300
RTI Biologics, Inc.*	709	1,893
Sangamo Biosciences, Inc.*#	1,003	6,660
Seattle Genetics, Inc.*#	1,667	24,922
SEQUENOM, Inc.*	2,097	16,818
StemCells, Inc.*#	3,281	3,543
SuperGen, Inc.*	651	1,706
The Medicines Co.*	993	14,031
Vical, Inc.*	1,121	2,264
ZIOPHARM Oncology, Inc.*#	900	4,194

		470,539

Building Materials — 0.6%
AAON, Inc.#	192	5,416
Apogee Enterprises, Inc.	543	7,314
Broadwind Energy, Inc.*	1,724	3,983
Builders FirstSource, Inc.*	373	735
Comfort Systems USA, Inc.	737	9,706
Drew Industries, Inc.#	491	11,156
Gibraltar Industries, Inc.*#	501	6,799
Interline Brands, Inc.*	690	15,711
Louisiana-Pacific Corp.*#	2,794	26,431
LSI Industries, Inc.	314	2,656

69

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SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Building Materials — (continued)
NCI Building Systems, Inc.*	464	$6,491
Quanex Building Products Corp.	825	15,650
Simpson Manufacturing Co., Inc.	785	24,264
Texas Industries, Inc.	388	17,763
Trex Co., Inc.*	331	7,931
Universal Forest Products, Inc.	383	14,899

		176,905

Chemicals — 1.8%
A. Schulman, Inc.	588	13,459
Aceto Corp.	642	5,778
American Vanguard Corp.	478	4,082
Arch Chemicals, Inc.	424	16,082
Balchem Corp.	606	20,472
Codexis, Inc.*	112	1,187
Ferro Corp.*	1,897	27,772
Georgia Gulf Corp.*	700	16,842
H.B. Fuller Co.	1,071	21,977
Hawkins, Inc.	149	6,616
Innophos Holdings, Inc.	473	17,066
KMG Chemicals, Inc.	200	3,314
Kraton Performance Polymers, Inc.*	241	7,459
Landec Corp.*	518	3,098
Minerals Technologies, Inc.	364	23,809
NewMarket Corp.	200	24,674
Olin Corp.	1,641	33,673
OM Group, Inc.*	654	25,186
Omnova Solutions, Inc.*	1,168	9,764
PolyOne Corp.*	1,939	24,218
Quaker Chemical Corp.	211	8,792
Rockwood Holdings, Inc.*	1,097	42,915
Sensient Technologies Corp.	995	36,546
Solutia, Inc.*	2,432	56,131
Spartech Corp.*#	446	4,175
Stepan Co.#	154	11,746
W.R. Grace & Co.*	1,453	51,044
Westlake Chemical Corp.	435	18,909
Zep, Inc.	392	7,793
Zoltek Cos., Inc.*	595	6,872

		551,451

Coal — 0.3%
Cloud Peak Energy, Inc.*	634	14,728
International Coal Group, Inc.*	2,470	19,118
James River Coal Co.*#	632	16,008
L&L Energy, Inc.*	300	3,240
Patriot Coal Corp.*#	1,621	31,399

		84,493

Commercial Services — 4.4%
ABM Industries, Inc.	1,139	29,956
Accretive Health, Inc.*#	200	3,250
Administaff, Inc.	424	12,423
Advance America Cash Advance Centers, Inc.	1,133	6,390
Albany Molecular Research, Inc.*	547	3,074
American Public Education, Inc.*#	355	13,220

	Number of Shares	Value†

Commercial Services — (continued)
American Reprographics Co.*	736	$5,586
AMN Healthcare Services, Inc.*	709	4,353
Arbitron, Inc.	546	22,670
Asset Acceptance Capital Corp.*#	214	1,269
Avis Budget Group, Inc.*#	2,066	32,147
Barrett Business Services, Inc.	142	2,208
Bridgepoint Education, Inc.*#	333	6,327
Capella Education Co.*	307	20,440
Cardtronics, Inc.*	457	8,089
CBIZ, Inc.*	661	4,125
CDI Corp.	241	4,480
Cenveo, Inc.*#	1,299	6,937
Chemed Corp.	429	27,246
Consolidated Graphics, Inc.*	242	11,720
Corinthian Colleges, Inc.*#	1,570	8,180
Corvel Corp.*	181	8,751
CoStar Group, Inc.*#	447	25,729
CPI Corp.	92	2,075
CRA International, Inc.*	174	4,091
Cross Country Healthcare, Inc.*	584	4,946
Deluxe Corp.	1,107	25,483
Dollar Financial Corp.*#	452	12,941
Dollar Thrifty Automotive Group, Inc.*	603	28,498
Electro Rent Corp.	415	6,706
Euronet Worldwide, Inc.*	1,055	18,399
Examworks Group, Inc.*	300	5,544
ExlService Holdings, Inc.*	400	8,592
Forrester Research, Inc.	275	9,705
Franklin Covey Co.*	241	2,070
Global Cash Access Holdings, Inc.*	886	2,826
Grand Canyon Education, Inc.*	567	11,107
Great Lakes Dredge & Dock Corp.	1,351	9,957
H&E Equipment Services, Inc.*#	759	8,782
Healthcare Services Group	1,380	22,453
Heartland Payment Systems, Inc.	769	11,858
Heidrick & Struggles International, Inc.	369	10,572
Hill International, Inc.*	589	3,811
HMS Holdings Corp.*	571	36,984
Hudson Highland Group, Inc.*	600	3,498
Huron Consulting Group, Inc.*	428	11,321
ICF International, Inc.*	348	8,951
K12, Inc.*	483	13,843
Kelly Services, Inc., Class A*	614	11,543
Kendle International, Inc.*	309	3,365
Kenexa Corp.*	534	11,636
Kforce, Inc.*	653	10,565
Korn/Ferry International*	890	20,568
Landauer, Inc.	180	10,795
Learning Tree International, Inc.	118	1,128
LECG Corp.*	700	966
Lincoln Educational Services Corp.#	265	4,110
Live Nation Entertainment, Inc.*	2,817	32,170
Mac-Gray Corp.	199	2,975
MAXIMUS, Inc.	322	21,117
McGrath Rentcorp	453	11,878

70

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Medifast, Inc.*	231	$6,671
MedQuist, Inc.	191	1,652
Midas, Inc.*	124	1,006
MoneyGram International, Inc.*	1,124	3,046
Monro Muffler Brake, Inc.#	637	22,034
Multi-Color Corp.	167	3,250
National Research Corp.	29	993
Navigant Consulting, Inc.*	1,105	10,166
On Assignment, Inc.*	852	6,944
Parexel International Corp.*	1,083	22,992
PDI, Inc.*	300	3,162
PHH Corp.*#	1,189	27,525
Pre-Paid Legal Services, Inc.*	187	11,267
Princeton Review, Inc.*	210	248
Rent-A-Center, Inc.	1,267	40,899
Resources Connection, Inc.	822	15,281
Rollins, Inc.#	1,197	23,641
RSC Holdings, Inc.*	1,110	10,811
Rural/Metro Corp.*	400	5,832
SFN Group, Inc.*	1,267	12,366
Sotheby’s	1,368	61,560
Standard Parking Corp.*	393	7,424
Steiner Leisure Ltd.*	343	16,018
Stewart Enterprises, Inc., Class A	1,508	10,088
SuccessFactors, Inc.*	1,355	39,241
Team Health Holdings, Inc.*	372	5,781
Team, Inc.*	492	11,906
TeleTech Holdings, Inc.*	507	10,439
The Advisory Board Co.*	325	15,480
The Corporate Executive Board Co.	696	26,135
The GEO Group, Inc.*	1,273	31,392
The Hackett Group, Inc.*	801	2,811
The Providence Service Corp.*	200	3,214
TNS, Inc.*	642	13,354
Transcend Services, Inc.*	216	4,231
TrueBlue, Inc.*	876	15,759
United Rentals, Inc.*	1,333	30,326
Universal Technical Institute, Inc.	525	11,560
Valassis Communications, Inc.*	1,023	33,094
Viad Corp.	371	9,449
Volt Information Sciences, Inc.*	200	1,730
Wright Express Corp.*	840	38,640

		1,325,817

Computers — 2.0%
3D Systems Corp.*#	355	11,179
Agilysys, Inc.*	376	2,117
CACI International, Inc., Class A*	650	34,710
Ciber, Inc.*	1,557	7,287
Compellent Technologies, Inc.*	394	10,870
Computer Task Group, Inc.*	279	3,036
Cray, Inc.*	699	4,998
Digimarc Corp.*	100	3,001
Echelon Corp.*	705	7,184
Electronics for Imaging, Inc.*	1,004	14,367
Fortinet, Inc.*#	874	28,274

	Number of Shares	Value†

Computers — (continued)
Hutchinson Technology, Inc.*	500	$1,855
iGate Corp.	457	9,007
Imation Corp.*	584	6,021
Immersion Corp.*	442	2,966
Insight Enterprises, Inc.*	976	12,844
Integral Systems, Inc.*	149	1,477
Jack Henry & Associates, Inc.	1,774	51,712
Keyw Holding Corp. (The)*	300	4,401
LivePerson, Inc.*	1,025	11,583
Magma Design Automation, Inc.*	1,000	5,010
Manhattan Associates, Inc.*	417	12,735
Maxwell Technologies, Inc.*	466	8,803
Mentor Graphics Corp.*	2,176	26,112
Mercury Computer Systems, Inc.*	436	8,014
MTS Systems Corp.	360	13,486
NCI, Inc., Class A*	73	1,678
NetScout Systems, Inc.*	665	15,302
Quantum Corp.*	3,961	14,735
Radiant Systems, Inc.*	768	15,030
RadiSys Corp.*	540	4,806
RealD, Inc.*	208	5,391
Rimage Corp.*	251	3,742
Riverbed Technology, Inc.*#	2,620	92,145
Silicon Graphics International Corp.*	666	6,014
SMART Modular Technologies (WWH), Inc.*	900	5,184
Spansion, Inc., Class A*	400	8,280
SRA International, Inc., Class A*	945	19,325
STEC, Inc.*#	699	12,337
Stratasys, Inc.*#	421	13,741
Super Micro Computer, Inc.*	540	6,232
SYKES Enterprises, Inc.*	936	18,963
Synaptics, Inc.*#	649	19,068
Syntel, Inc.	280	13,381
Tier Technologies, Inc., Class B*	309	1,851
Unisys Corp.*	879	22,757
Virtusa Corp.*	289	4,728
Wave Systems Corp., Class A*#	1,500	5,910
Xyratex Ltd.*	500	8,155

		621,804

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc.*	551	12,679
Inter Parfums, Inc.	324	6,107
Revlon, Inc., Class A*	270	2,657

		21,443

Distribution & Wholesale — 0.8%
Beacon Roofing Supply, Inc.*	1,007	17,995
BlueLinx Holdings, Inc.*	396	1,449
BMP Sunstone Corp.*	658	6,521
Brightpoint, Inc.*	1,615	14,099
Chindex International, Inc.*#	314	5,178
Core-Mark Holding Co., Inc.*	241	8,577
Houston Wire & Cable Co.	369	4,959
MWI Veterinary Supply, Inc.*	226	14,272
Owens & Minor, Inc.	1,207	35,522

71

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Distribution & Wholesale — (continued)
Pool Corp.	1,069	$24,095
Rentrak Corp.*	165	4,976
ScanSource, Inc.*	507	16,173
School Specialty, Inc.*#	292	4,068
Titan Machinery, Inc.*	323	6,234
United Stationers, Inc.*	529	33,756
Watsco, Inc.#	530	33,433

		231,307

Diversified Financial Services — 1.4%
Artio Global Investors, Inc.	496	7,316
Asta Funding, Inc.	300	2,430
BGC Partners, Inc., Class A	1,107	9,199
Calamos Asset Management, Inc., Class A	269	3,766
Cohen & Steers, Inc.	273	7,125
CompuCredit Holdings Corp.*	142	991
Cowen Group, Inc., Class A*	400	1,864
Credit Acceptance Corp.*	126	7,909
Diamond Hill Investment Group, Inc.	50	3,617
Doral Financial Corp.*	77	106
Duff & Phelps Corp., Class A	670	11,296
Encore Capital Group, Inc.*	297	6,965
Epoch Holding Corp.	280	4,348
Evercore Partners, Inc., Class A	325	11,050
FBR Capital Markets Corp.*	1,108	4,233
Federal Agricultural Mortgage Corp., Class C#	200	3,264
Financial Engines, Inc.*	200	3,966
GAMCO Investors, Inc., Class A	162	7,778
GFI Group, Inc.	1,124	5,272
Gleacher & Co., Inc.*	1,111	2,633
Higher One Holdings, Inc.*#	300	6,069
International Assets Holding Corp.*	293	6,915
Investment Technology Group, Inc.*	800	13,096
JMP Group, Inc.	263	2,007
Kayne Anderson Energy Development Co.	273	4,917
KBW, Inc.	721	20,130
Knight Capital Group, Inc., Class A*	1,895	26,132
LaBranche & Co., Inc.*	592	2,131
Ladenburg Thalmann Financial Services, Inc.*	1,800	2,106
MarketAxess Holdings, Inc.	624	12,985
Marlin Business Services Corp.*	200	2,530
MF Global Holdings Ltd.*	2,188	18,292
National Financial Partners Corp.*	815	10,921
Nelnet, Inc., Class A	556	13,172
Netspend Holdings, Inc.*#	700	8,974
NewStar Financial, Inc.*	500	5,285
Ocwen Financial Corp.*	1,560	14,882
Oppenheimer Holdings, Inc., Class A	138	3,617
optionsXpress Holdings, Inc.#	970	15,200
Penson Worldwide, Inc.*	473	2,313
Piper Jaffray Cos.*#	287	10,048
Portfolio Recovery Associates, Inc.*#	316	23,763
Pzena Investment Management, Inc., Class A	130	956
Sanders Morris Harris Group, Inc.	182	1,319
Seacube Container Leasing Ltd.	300	4,218

	Number of Shares	Value†

Diversified Financial Services — (continued)
Stifel Financial Corp.*#	683	$42,373
SWS Group, Inc.	368	1,858
Teton Advisors, Inc., Class B*~	2	15
The First Marblehead Corp.*	714	1,549
The Student Loan Corp.	100	3,244
TradeStation Group, Inc.*	710	4,792
Virtus Investment Partners, Inc.*	72	3,267
Westwood Holdings Group, Inc.	111	4,436
World Acceptance Corp.*	362	19,114

		417,754

Electric — 1.3%
Allete, Inc.	620	23,101
Ameresco, Inc., Class A*	300	4,308
Avista Corp.	1,149	25,875
Black Hills Corp.	756	22,680
Central Vermont Public Service Corp.	191	4,175
CH Energy Group, Inc.	362	17,698
Cleco Corp.	1,202	36,973
Dynegy, Inc.*	1,800	10,116
El Paso Electric Co.*	810	22,299
EnerNOC, Inc.*#	400	9,564
IDACORP, Inc.	973	35,981
MGE Energy, Inc.	514	21,979
NorthWestern Corp.	736	21,219
Otter Tail Corp.	692	15,598
Pike Electric Corp.*	358	3,072
PNM Resources, Inc.	1,734	22,577
Portland General Electric Co.	1,548	33,592
The Empire District Electric Co.	745	16,539
UIL Holdings Corp.	1,008	30,200
UniSource Energy Corp.	775	27,776
Unitil Corp.	178	4,048

		409,370

Electrical Components & Equipment — 1.0%
A123 Systems, Inc.*#	1,300	12,402
Advanced Battery Technologies, Inc.*#	1,282	4,936
Advanced Energy Industries, Inc.*	656	8,948
American Superconductor Corp.*#	1,090	31,163
Belden, Inc.#	890	32,770
Capstone Turbine Corp.*	4,500	4,319
Encore Wire Corp.#	360	9,029
Ener1, Inc.*	1,096	4,154
Energy Conversion Devices, Inc.*	1,237	5,690
EnerSys*	964	30,964
Evergreen Solar, Inc.*#	4,065	2,370
Generac Holdings, Inc.*	449	7,260
GrafTech International Ltd.*	2,533	50,255
Graham Corp.	266	5,320
InSteel Industries, Inc.	391	4,884
Littelfuse, Inc.	478	22,495
Powell Industries, Inc.*	129	4,241
Power-One, Inc.*#	1,424	14,525
PowerSecure International, Inc.*#	198	1,540

72

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — (continued)
SatCon Technology Corp.*	2,839	$12,775
Universal Display Corp.*	559	17,133
Vicor Corp.#	422	6,921

		294,094

Electronics — 2.0%
American Science & Engineering, Inc.	178	15,171
Analogic Corp.	307	15,200
Applied Energetics, Inc.*	1,900	1,617
Badger Meter, Inc.#	305	13,487
Ballantyne Strong, Inc.*	300	2,331
Bel Fuse, Inc., Class B	269	6,429
Benchmark Electronics, Inc.*	1,302	23,644
Brady Corp., Class A	984	32,088
Checkpoint Systems, Inc.*	745	15,310
Coherent, Inc.*	546	24,646
CTS Corp.	563	6,227
Cymer, Inc.*#	633	28,529
Daktronics, Inc.	709	11,287
DDi Corp.	279	3,281
Dionex Corp.*	339	40,005
Electro Scientific Industries, Inc.*	693	11,109
FARO Technologies, Inc.*	320	10,509
FEI Co.*	792	20,917
II-VI, Inc.*	528	24,478
L-1 Identity Solutions, Inc.*	1,708	20,342
LaBarge, Inc.*	288	4,524
Measurement Specialties, Inc.*	270	7,924
Methode Electronics, Inc.	860	11,154
Microvision, Inc.*#	1,730	3,218
Multi-Fineline Electronix, Inc.*	152	4,026
Newport Corp.*	863	14,990
NVE Corp.*	109	6,303
OSI Systems, Inc.*	332	12,072
Park Electrochemical Corp.	449	13,470
Plexus Corp.*	803	24,845
Pulse Electronics Corp.	916	4,873
Rofin-Sinar Technologies, Inc.*	586	20,768
Rogers Corp.*	347	13,273
Sanmina-SCI Corp.*	1,700	19,516
Sonic Solutions, Inc.*#	737	11,055
Spectrum Control, Inc.*	226	3,388
SRS Labs, Inc.*	221	1,947
Stoneridge, Inc.*	273	4,311
Taser International, Inc.*	911	4,282
TTM Technologies, Inc.*	1,759	26,227
UQM Technologies, Inc.*	700	1,603
Watts Water Technologies, Inc., Class A#	617	22,576
Woodward Governor Co.	1,259	47,288
X-Rite, Inc.*#	545	2,491
Zygo Corp.*	382	4,672

		617,403

Energy-Alternate Sources — 0.1%
Amyris, Inc.*	200	5,336
Clean Energy Fuels Corp.*	1,000	13,840

	Number of Shares	Value†

Energy-Alternate Sources — (continued)
Comverge, Inc.*#	507	$3,503
FuelCell Energy, Inc.*	2,681	6,193
Green Plains Renewable Energy, Inc.*	467	5,259
Headwaters, Inc.*	1,480	6,778
Rex Stores Corp.*	192	2,949
Syntroleum Corp.*	1,113	2,059

		45,917

Engineering & Construction — 0.6%
Argan, Inc.*	136	1,261
Dycom Industries, Inc.*	653	9,632
EMCOR Group, Inc.*	1,308	37,906
Exponent, Inc.*	313	11,747
Granite Construction, Inc.	744	20,408
Insituform Technologies, Inc., Class A*	822	21,791
Layne Christensen Co.*	426	14,663
MasTec, Inc.*	1,164	16,983
Michael Baker Corp.*	191	5,940
Mistras Group, Inc.*	300	4,044
MYR Group, Inc.*	383	8,043
Orion Marine Group, Inc.*#	437	5,069
Sterling Construction Co., Inc.*	353	4,603
Tutor Perini Corp.	518	11,090
VSE Corp.	104	3,434

		176,614

Entertainment — 0.6%
Ascent Media Corp., Class A*	331	12,830
Bluegreen Corp.*	184	593
Carmike Cinemas, Inc.*	203	1,567
Churchill Downs, Inc.	220	9,548
Cinemark Holdings, Inc.	1,226	21,136
Isle of Capri Casinos, Inc.*	241	2,463
Lions Gate Entertainment Corp.*	1,200	7,812
National CineMedia, Inc.	1,146	22,817
Pinnacle Entertainment, Inc.*	1,304	18,282
Scientific Games Corp., Class A*	1,500	14,940
Shuffle Master, Inc.*	985	11,278
Speedway Motorsports, Inc.#	316	4,841
Vail Resorts, Inc.*#	724	37,677
Warner Music Group Corp.*	800	4,504

		170,288

Environmental Control — 0.5%
Calgon Carbon Corp.*	1,162	17,569
Casella Waste Systems, Inc., Class A*	600	4,254
Clean Harbors, Inc.*	461	38,761
Darling International, Inc.*	1,589	21,102
Energy Recovery, Inc.*	409	1,497
EnergySolutions, Inc.	1,566	8,723
Fuel Tech, Inc.*	375	3,641
Met-Pro Corp.	152	1,795
Metalico, Inc.*	781	4,592
Mine Safety Appliances Co.	574	17,869
Rentech, Inc.*	4,000	4,880

73

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Environmental Control — (continued)
Tetra Tech, Inc.*	1,297	$32,503
U.S. Ecology, Inc.	442	7,682

		164,868

Food — 1.3%
Arden Group, Inc., Class A	11	908
B&G Foods, Inc., Class A	906	12,439
Cal-Maine Foods, Inc.#	323	10,200
Calavo Growers, Inc.	251	5,786
Chiquita Brands International, Inc.*	824	11,552
Diamond Foods, Inc.	476	25,314
Dole Food Co., Inc.*#	860	11,619
Fresh Del Monte Produce, Inc.	716	17,864
Fresh Market, Inc. (The)*	300	12,360
Imperial Sugar Co.	123	1,645
Ingles Markets, Inc., Class A	304	5,837
J&J Snack Foods Corp.	332	16,016
John B. Sanfilippo & Son, Inc.*	200	2,488
Lancaster Colony Corp.#	372	21,278
Lifeway Foods, Inc.*	87	831
M&F Worldwide Corp.*	168	3,881
Nash Finch Co.	240	10,202
Pilgrim’s Pride Corp.*	900	6,381
Ruddick Corp.#	887	32,677
Sanderson Farms, Inc.#	434	16,991
Seaboard Corp.	6	11,946
Seneca Foods Corp., Class A*	111	2,995
Senomyx, Inc.*	700	4,991
Smart Balance, Inc.*	1,073	4,646
Snyders-Lance, Inc.	460	10,782
Spartan Stores, Inc.	402	6,814
The Hain Celestial Group, Inc.*	817	22,108
Tootsie Roll Industries, Inc.#	529	15,325
TreeHouse Foods, Inc.*	704	35,967
United Natural Foods, Inc.*	980	35,946
Village Super Market, Inc., Class A	168	5,544
Weis Markets, Inc.	266	10,728
Winn-Dixie Stores, Inc.*	1,027	7,364

		401,425

Forest Products & Paper — 0.4%
Boise, Inc.	1,225	9,714
Buckeye Technologies, Inc.	901	18,930
Clearwater Paper Corp.*	239	18,714
Deltic Timber Corp.	192	10,817
KapStone Paper and Packaging Corp.*	720	11,016
Neenah Paper, Inc.	274	5,392
P.H. Glatfelter Co.	1,059	12,994
Schweitzer-Mauduit International, Inc.	338	21,267
Wausau Paper Corp.	881	7,586
Xerium Technologies, Inc.*	200	3,190

		119,620

Gas — 0.9%
Chesapeake Utilities Corp.	157	6,519
New Jersey Resources Corp.	894	38,540

	Number of Shares	Value†

Gas — (continued)
Nicor, Inc.#	946	$47,224
Northwest Natural Gas Co.	550	25,558
Piedmont Natural Gas Co., Inc.	1,426	39,871
South Jersey Industries, Inc.	640	33,805
Southwest Gas Corp.	918	33,663
The Laclede Group, Inc.	456	16,662
WGL Holdings, Inc.	1,032	36,915

		278,757

Hand & Machine Tools — 0.3%
Baldor Electric Co.	968	61,023
Franklin Electric Co., Inc.	485	18,876

		79,899

Healthcare Products — 2.9%
Abaxis, Inc.*	454	12,190
ABIOMED, Inc.*#	489	4,699
Accuray, Inc.*	957	6,460
Affymetrix, Inc.*	1,357	6,826
Align Technology, Inc.*#	1,239	24,210
Alphatec Holdings, Inc.*	816	2,203
American Medical Systems Holdings, Inc.*	1,550	29,233
AngioDynamics, Inc.*	558	8,576
ArthroCare Corp.*	500	15,530
Atrion Corp.	37	6,640
BioMimetic Therapeutics, Inc.*	320	4,064
Bruker Corp.*	1,438	23,871
Caliper Life Sciences, Inc.*#	800	5,072
Cantel Medical Corp.	300	7,020
CardioNet, Inc.*	289	1,353
Cepheid, Inc.*#	1,235	28,096
Cerus Corp.*	800	1,968
Conceptus, Inc.*#	792	10,930
CONMED Corp.*	589	15,567
CryoLife, Inc.*	599	3,247
Cutera, Inc.*	237	1,965
Cyberonics, Inc.*	547	16,968
Cynosure, Inc., Class A*	195	1,995
Delcath Systems, Inc.*#	1,021	10,006
DexCom, Inc.*	1,342	18,318
Endologix, Inc.*	698	4,991
Exactech, Inc.*	209	3,933
Genomic Health, Inc.*	309	6,610
Greatbatch, Inc.*	463	11,181
Haemonetics Corp.*	475	30,010
Hanger Orthopedic Group, Inc.*	608	12,884
Hansen Medical, Inc.*#	388	570
HeartWare International, Inc.*	189	16,551
ICU Medical, Inc.*	279	10,183
Immucor, Inc.*	1,431	28,377
Insulet Corp.*	946	14,663
Integra LifeSciences Holdings Corp.*	426	20,150
Invacare Corp.	590	17,794
IRIS International, Inc.*	150	1,534
Kensey Nash Corp.*	139	3,868
LCA-Vision, Inc.*	319	1,834

74

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Luminex Corp.*	753	$13,765
MAKO Surgical Corp.*#	754	11,476
Masimo Corp.#	1,096	31,861
Medical Action Industries, Inc.*	316	3,027
MELA Sciences, Inc.*#	509	1,705
Merge Healthcare, Inc.*	967	3,607
Meridian Bioscience, Inc.	876	20,288
Merit Medical Systems, Inc.*	620	9,815
Natus Medical, Inc.*	575	8,153
NuVasive, Inc.*#	806	20,674
NxStage Medical, Inc.*	484	12,042
OraSure Technologies, Inc.*	1,201	6,906
Orthofix International NV*	371	10,759
Orthovita, Inc.*	1,459	2,933
Palomar Medical Technologies, Inc.*#	361	5,130
PSS World Medical, Inc.*#	1,156	26,126
Pure Bioscience*#	900	1,998
Quidel Corp.*#	351	5,072
Rochester Medical Corp.*	176	1,922
Sirona Dental Systems, Inc.*	733	30,625
Solta Medical, Inc.*	1,200	3,660
SonoSite, Inc.*	311	9,828
Spectranetics Corp.*	765	3,947
Staar Surgical Co.*#	700	4,270
Stereotaxis, Inc.*	288	1,103
STERIS Corp.	1,211	44,153
SurModics, Inc.*	273	3,241
Symmetry Medical, Inc.*	544	5,032
Syneron Medical Ltd.*	600	6,114
Synovis Life Technologies, Inc.*	284	4,575
The Female Health Co.	304	1,730
TomoTherapy, Inc.*	1,099	3,967
Unilife Corp.*#	900	4,770
Vascular Solutions, Inc.*	283	3,317
Vital Images, Inc.*	329	4,599
Volcano Corp.*#	1,064	29,058
West Pharmaceutical Services, Inc.	657	27,068
Wright Medical Group, Inc.*	761	11,818
Young Innovations, Inc.	97	3,105
Zoll Medical Corp.*	443	16,493

		871,872

Healthcare Services — 1.5%
Air Methods Corp.*#	258	14,518
Alliance HealthCare Services, Inc.*	679	2,879
Allied Healthcare International, Inc.*	827	2,076
Almost Family, Inc.*	177	6,800
Amedisys, Inc.*#	606	20,301
America Service Group, Inc.	145	2,195
American Dental Partners, Inc.*	331	4,472
AMERIGROUP Corp.*#	1,085	47,653
Amsurg Corp.*	723	15,147
Assisted Living Concepts, Inc., Class A*#	202	6,571
Bio-Reference Labs, Inc.*	478	10,602
Capital Senior Living Corp.*	436	2,921
Centene Corp.*	968	24,529

	Number of Shares	Value†

Healthcare Services — (continued)
Continucare Corp.*	556	$2,602
Emeritus Corp.*#	483	9,520
Five Star Quality Care, Inc.*	800	5,656
Genoptix, Inc.*	273	5,193
Gentiva Health Services, Inc.*	523	13,912
HealthSouth Corp.*	2,018	41,793
HealthSpring, Inc.*	1,197	31,756
Healthways, Inc.*	658	7,343
IPC The Hospitalist Co., Inc.*	337	13,146
Kindred Healthcare, Inc.*	783	14,384
LHC Group, Inc.*	282	8,460
Magellan Health Services, Inc.*	630	29,786
MedCath Corp.*	262	3,655
Metropolitan Health Networks, Inc.*#	756	3,379
Molina Healthcare, Inc.*	312	8,689
National Healthcare Corp.	206	9,532
RehabCare Group, Inc.*	411	9,741
Select Medical Holdings Corp.*	900	6,579
Skilled Healthcare Group, Inc., Class A*	261	2,344
Sun Healthcare Group, Inc.*	518	6,558
Sunrise Senior Living, Inc.*#	1,034	5,635
The Ensign Group, Inc.	221	5,496
Triple-S Management Corp., Class B*	391	7,460
U.S. Physical Therapy, Inc.*	191	3,786
WellCare Health Plans, Inc.*	903	27,289

		444,358

Holding Companies — 0.1%
Compass Diversified Holdings#	841	14,877
Harbinger Group, Inc.*	175	1,083
Primoris Services Corp.	462	4,408

		20,368

Home Builders — 0.2%
Beazer Homes USA, Inc.*	1,421	7,659
Brookfield Homes Corp.*#	167	1,570
Cavco Industries, Inc.*#	169	7,890
Hovnanian Enterprises, Inc., Class A*#	710	2,904
M/I Homes, Inc.*	336	5,168
Meritage Homes Corp.*#	590	13,098
Skyline Corp.	87	2,269
Standard Pacific Corp.*	1,938	8,915
The Ryland Group, Inc.	935	15,923
Winnebago Industries, Inc.*#	722	10,974

		76,370

Home Furnishings — 0.3%
American Woodmark Corp.	169	4,147
Audiovox Corp., Class A*	225	1,942
DTS, Inc.*	374	18,345
Ethan Allen Interiors, Inc.	428	8,564
Furniture Brands International, Inc.*	1,138	5,849
Hooker Furniture Corp.	284	4,013
Kimball International, Inc., Class B	744	5,134
La-Z-Boy, Inc.*#	862	7,775
Sealy Corp.*	445	1,299

75

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Furnishings — (continued)
Select Comfort Corp.*	1,000	$9,130
TiVo, Inc.*#	2,555	22,050
Universal Electronics, Inc.*	200	5,674

		93,922

Hotels & Resorts — 0.0%
Chatham Lodging Trust	200	3,450

Household Products & Wares — 0.4%
ACCO Brands Corp.*	1,393	11,868
American Greetings Corp., Class A#	843	18,681
Blyth, Inc.	141	4,862
Central Garden and Pet Co., Class A*	1,202	11,876
CSS Industries, Inc.	212	4,369
Ennis, Inc.	518	8,858
Helen of Troy Ltd.*	614	18,260
Kid Brands, Inc.*	300	2,565
Oil-Dri Corp. of America	97	2,085
Prestige Brands Holdings, Inc.*	972	11,615
Spectrum Brands Holdings, Inc.*	400	12,468
Summer Infant, Inc.*	300	2,274
The Standard Register Co.	500	1,705
WD-40 Co.	346	13,937

		125,423

Housewares — 0.0%
Libbey, Inc.*#	300	4,641
Lifetime Brands, Inc.*	200	2,808

		7,449

Insurance — 2.3%
Alterra Capital Holdings Ltd.#	2,023	43,778
American Equity Investment Life Holding Co.	1,270	15,939
American Safety Insurance Holdings Ltd*	152	3,250
AMERISAFE, Inc.*	308	5,390
AmTrust Financial Services, Inc.	548	9,590
Argo Group International Holdings Ltd.	647	24,230
Baldwin & Lyons, Inc., Class B	125	2,941
Citizens, Inc.*#	766	5,707
CNA Surety Corp.*	315	7,459
CNO Financial Group, Inc.*	4,435	30,069
Crawford & Co., Class B*#	338	1,149
Delphi Financial Group, Inc., Class A	927	26,735
Donegal Group, Inc., Class A	283	4,098
eHealth, Inc.*#	520	7,379
EMC Insurance Group, Inc.#	100	2,264
Employers Holdings, Inc.	882	15,417
Enstar Group Ltd.*	124	10,488
FBL Financial Group, Inc., Class A	227	6,508
First American Financial Corp.	2,200	32,868
First Mercury Financial Corp.	301	4,936
Flagstone Reinsurance Holdings SA	941	11,857
FPIC Insurance Group, Inc.*	152	5,618
Global Indemnity Plc*	223	4,560
Greenlight Capital Re Ltd., Class A*	528	14,156
Hallmark Financial Services, Inc.*	255	2,321

	Number of Shares	Value†

Insurance — (continued)
Harleysville Group, Inc.	265	$9,736
Hilltop Holdings, Inc.*	792	7,857
Horace Mann Educators Corp.	709	12,790
Infinity Property & Casualty Corp.	220	13,596
Kansas City Life Insurance Co.	73	2,411
Life Partners Holdings, Inc.#	111	2,123
Maiden Holdings Ltd.	1,168	9,181
Meadowbrook Insurance Group, Inc.	1,041	10,670
MGIC Investment Corp.*#	4,227	43,073
Montpelier Re Holdings Ltd.	1,243	24,785
National Interstate Corp.	102	2,183
National Western Life Insurance Co., Class A	52	8,669
Platinum Underwriters Holdings Ltd.	816	36,696
Presidential Life Corp.	410	4,071
Primerica, Inc.#	500	12,125
Primus Guaranty Ltd.*	370	1,880
ProAssurance Corp.*	635	38,481
Radian Group, Inc.	2,703	21,813
RLI Corp.#	361	18,978
Safety Insurance Group, Inc.	263	12,511
SeaBright Insurance Holdings, Inc.	344	3,172
Selective Insurance Group	1,015	18,422
State Auto Financial Corp.	376	6,550
Stewart Information Services Corp.#	208	2,398
The Navigators Group, Inc.*	295	14,853
The Phoenix Cos., Inc.*	2,923	7,424
The PMI Group, Inc.*#	2,582	8,521
Tower Group, Inc.#	798	20,413
United Fire & Casualty Co.	426	9,508
Universal American Corp.	580	11,861
Universal Insurance Holdings, Inc.	251	1,222

		696,680

Internet — 2.6%
1-800-Flowers.com, Inc., Class A*	737	1,983
AboveNet, Inc.	418	24,436
Ancestry.com, Inc.*	305	8,638
Archipelago Learning, Inc.*#	202	1,982
Art Technology Group, Inc.*	2,970	17,761
Blue Coat Systems, Inc.*	820	24,493
Blue Nile, Inc.*#	239	13,637
Broadsoft, Inc.*	200	4,776
Cogent Communications Group, Inc.*	919	12,995
comScore, Inc.*	410	9,147
Constant Contact, Inc.*#	509	15,774
DealerTrack Holdings, Inc.*	745	14,952
Dice Holdings, Inc.*	263	3,774
Digital River, Inc.*#	843	29,016
drugstore.com, Inc.*#	1,268	2,802
EarthLink, Inc.#	2,424	20,846
ePlus, Inc.*	74	1,749
eResearchTechnology, Inc.*	950	6,983
Global Sources Ltd.*	372	3,541
GSI Commerce, Inc.*	1,326	30,763
Infospace, Inc.*	896	7,437

76

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
Internap Network Services Corp.*	1,321	$8,032
Internet Capital Group, Inc.*	728	10,352
IntraLinks Holdings, Inc.*	300	5,613
j2 Global Communications, Inc.*#	874	25,302
Keynote Systems, Inc.	228	3,333
KIT Digital, Inc.*	700	11,228
Limelight Networks, Inc.*	1,172	6,809
Lionbridge Technologies, Inc.*	1,243	4,587
Liquidity Services, Inc.*	200	2,810
Local.com Corp.*#	300	1,947
LoopNet, Inc.*	410	4,555
ModusLink Global Solutions, Inc.*	945	6,332
Move, Inc.*	3,116	8,008
Network Engines, Inc.*	700	1,064
NIC, Inc.	1,129	10,963
NutriSystem, Inc.	537	11,293
Online Resources Corp.*	473	2,199
OpenTable, Inc.*	356	25,091
Openwave Systems, Inc.*	1,814	3,846
Orbitz Worldwide, Inc.*	476	2,661
Overstock.com, Inc.*	271	4,466
PC-Tel, Inc.*	528	3,168
Perficient, Inc.*	345	4,313
QuinStreet, Inc.*	315	6,051
Rackspace Hosting, Inc.*	2,009	63,103
RealNetworks, Inc.*	2,061	8,656
S1 Corp.*	1,267	8,742
Saba Software, Inc.*	452	2,766
Safeguard Scientifics, Inc.*	450	7,686
Sapient Corp.	2,248	27,201
Shutterfly, Inc.*	568	19,897
Sourcefire, Inc.*#	570	14,780
Stamps.com, Inc.	157	2,080
support.com, Inc.*	1,139	7,381
TechTarget, Inc.*	500	3,965
TeleCommunication Systems, Inc., Class A*	746	3,484
Terremark Worldwide, Inc.*#	1,126	14,582
The Knot, Inc.*	659	6,511
TIBCO Software, Inc.*	3,456	68,118
Travelzoo, Inc.*#	111	4,575
U.S. Auto Parts Network, Inc.*	338	2,839
United Online, Inc.	1,855	12,243
ValueClick, Inc.*#	1,764	28,277
VASCO Data Security International, Inc.*	728	5,919
VirnetX Holding Corp.#	800	11,880
Vitacost.com, Inc.*~	327	0
Vocus, Inc.*	281	7,772
Websense, Inc.*	999	20,230
Zix Corp.*	1,148	4,902

		789,097

Investment Companies — 0.8%
American Capital Ltd.*	7,196	54,402
Apollo Investment Corp.	4,114	45,542
Arlington Asset Investment Corp., Class A#	100	2,399
BlackRock Kelso Capital Corp.	1,623	17,950

	Number of Shares	Value†

Investment Companies — (continued)
Capital Southwest Corp.	59	$6,124
Fifth Street Finance Corp.	1,112	13,500
Gladstone Capital Corp.	412	4,746
Gladstone Investment Corp.	249	1,905
Golub Capital BDC, Inc.	204	3,492
Harris & Harris Group, Inc.*#	362	1,586
Hercules Technology Growth Capital, Inc.	733	7,594
Main Street Capital Corp.#	244	4,438
MCG Capital Corp.	1,354	9,437
Medallion Financial Corp.	248	2,034
MVC Capital, Inc.	481	7,023
NGP Capital Resources Co.	279	2,567
PennantPark Investment Corp.	645	7,895
Prospect Capital Corp.#	1,853	20,012
Solar Capital Ltd.	95	2,354
THL Credit, Inc.#	200	2,602
TICC Capital Corp.#	533	5,975
Triangle Capital Corp.#	264	5,016

		228,593

Iron & Steel — 0.0%
Metals USA Holdings Corp.*	200	3,048
Universal Stainless & Alloy Products, Inc.*	133	4,160

		7,208

Leisure Time — 0.5%
Ambassadors Group, Inc.	407	4,680
Arctic Cat, Inc.*	200	2,928
Brunswick Corp.#	1,922	36,018
Callaway Golf Co.	1,257	10,144
Interval Leisure Group, Inc.*	716	11,556
Life Time Fitness, Inc.*#	836	34,268
Marine Products Corp.*	160	1,066
Multimedia Games, Inc.*	470	2,623
Polaris Industries, Inc.	645	50,323

		153,606

Lodging — 0.3%
Ameristar Casinos, Inc.	505	7,893
Boyd Gaming Corp.*#	1,000	10,600
Gaylord Entertainment Co.*	723	25,985
Marcus Corp.	433	5,746
Monarch Casino & Resort, Inc.*	185	2,312
Morgans Hotel Group Co.*	394	3,574
Orient-Express Hotels Ltd., Class A*#	2,245	29,162
Red Lion Hotels Corp.*	264	2,107

		87,379

Machinery — Construction & Mining — 0.0%
Astec Industries, Inc.*	429	13,904

Machinery — Diversified — 1.2%
Alamo Group, Inc.	117	3,255
Albany International Corp., Class A	532	12,603
Altra Holdings, Inc.*	503	9,990
Applied Industrial Technologies, Inc.	911	29,589
Briggs & Stratton Corp.	1,036	20,399

77

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — (continued)
Cascade Corp.	228	$10,780
Chart Industries, Inc.*	571	19,288
Cognex Corp.	794	23,360
Columbus McKinnon Corp.*	485	9,855
DXP Enterprises, Inc.*	122	2,928
Flow International Corp.*	1,208	4,941
Gerber Scientific, Inc.*	500	3,935
Intermec, Inc.*	935	11,837
Intevac, Inc.*	341	4,777
iRobot Corp.*#	397	9,877
Kadant, Inc.*	199	4,690
Lindsay Corp.	266	15,808
Middleby Corp.*	331	27,943
NACCO Industries, Inc., Class A	122	13,221
Nordson Corp.	669	61,468
Presstek, Inc.*	600	1,332
Robbins & Myers, Inc.	542	19,393
Sauer-Danfoss, Inc.*	319	9,012
Tecumseh Products Co., Class A*	413	5,390
Tennant Co.	406	15,594
The Gorman-Rupp Co.#	221	7,143
Twin Disc, Inc.	235	7,017

		365,425

Media — 0.5%
A.H. Belo Corp., Class A*	400	3,480
Acacia Research - Acacia Technologies*	638	16,550
Belo Corp., Class A*	1,760	12,461
CKX, Inc.*	1,110	4,473
Courier Corp.	247	3,833
Crown Media Holdings, Inc., Class A*#	217	569
Dex One Corp.*	900	6,714
DG FastChannel, Inc.*	457	13,198
Dolan Media, Co.*	593	8,255
E.W. Scripps Co., Class A*#	584	5,928
Entercom Communications Corp., Class A*	400	4,632
Entravision Communications Corp., Class A*	1,000	2,570
Fisher Communications, Inc.*	100	2,180
Gray Television, Inc.*	1,000	1,870
Journal Communications, Inc., Class A*	884	4,464
Lee Enterprises, Inc.*	900	2,214
LIN TV Corp., Class A*	472	2,502
LodgeNet Interactive Corp.*#	217	922
Martha Stewart Living Omnimedia, Inc., Class A*#	562	2,484
Media General, Inc., Class A*	400	2,312
Mediacom Communications Corp., Class A*	921	7,792
Outdoor Channel Holdings, Inc.*	26	186
Playboy Enterprises, Inc, Class B*	360	1,879
PRIMEDIA, Inc.	292	1,226
Scholastic Corp.	700	20,678
Sinclair Broadcast Group, Inc., Class A	1,117	9,137
SuperMedia, Inc.*	200	1,742
The McClatchy Co., Class A*	1,100	5,137

	Number of Shares	Value†

Media — (continued)
Value Line, Inc.	23	$332
World Wrestling Entertainment, Inc., Class A#	433	6,166

		155,886

Metal Fabricate/Hardware — 0.7%
A.M. Castle & Co.*	235	4,326
Ampco-Pittsburgh Corp.	114	3,198
CIRCOR International, Inc.	335	14,164
Dynamic Materials Corp.	290	6,545
Furmanite Corp.*	954	6,592
Haynes International, Inc.	275	11,503
Kaydon Corp.	678	27,608
L.B. Foster Co., Class A*	166	6,796
Ladish Co., Inc.*	347	16,868
Lawson Products, Inc.	56	1,394
Mueller Industries, Inc.	779	25,473
Mueller Water Products, Inc., Class A	2,892	12,060
Northwest Pipe Co.*	183	4,397
Olympic Steel, Inc.	131	3,757
Omega Flex, Inc.*	59	976
RBC Bearings, Inc.*	488	19,071
RTI International Metals, Inc.*	613	16,539
Sun Hydraulics Corp.	206	7,787
Worthington Industries, Inc.#	1,069	19,670

		208,724

Mining — 1.5%
Allied Nevada Gold Corp.*	1,564	41,149
AMCOL International Corp.#	498	15,438
Brush Engineered Materials, Inc.*	457	17,658
Capital Gold Corp.*	900	4,563
Century Aluminum Co.*	1,254	19,475
Coeur d’Alene Mines Corp.*	1,782	48,684
Contango Ore, Inc.*	20	210
General Moly, Inc.*#	1,499	9,714
Globe Specialty Metals, Inc.	1,115	19,055
Golden Star Resources Ltd.*	5,100	23,409
Hecla Mining Co.*#	5,390	60,691
Horsehead Holding Corp.*	883	11,514
Jaguar Mining, Inc.*	1,500	10,695
Kaiser Aluminum Corp.#	316	15,828
Molycorp, Inc.*#	500	24,950
Noranda Aluminium Holding Corp.*	300	4,380
Stillwater Mining Co.*#	956	20,411
Thompson Creek Metals Co., Inc.*	3,500	51,520
United States Lime & Minerals, Inc.*	29	1,222
Uranium Energy Corp.*#	1,407	8,498
US Energy Corp.*	500	3,040
US Gold Corp.*	2,023	16,326
USEC, Inc.*#	2,404	14,472

		442,902

Miscellaneous Manufacturing — 2.0%
A. O. Smith Corp.	712	27,113
Actuant Corp., Class A	1,445	38,466

78

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Acuity Brands, Inc.	906	$52,249
American Railcar Industries, Inc.*	300	6,639
Ameron International Corp.	183	13,976
AZZ, Inc.	288	11,523
Barnes Group, Inc.#	965	19,947
Blount International, Inc.*	1,061	16,721
Ceradyne, Inc.*	518	16,333
CLARCOR, Inc.	1,050	45,034
Colfax Corp.*	502	9,242
Eastman Kodak Co.*#	5,884	31,538
EnPro Industries, Inc.*	466	19,367
ESCO Technologies, Inc.	534	20,207
Fabrinet*	300	6,450
Federal Signal Corp.	1,143	7,841
FreightCar America, Inc.	270	7,814
GP Strategies Corp.*	296	3,031
Griffon Corp.*	856	10,905
Hexcel Corp.*#	2,061	37,283
John Bean Technologies Corp.	629	12,662
Koppers Holdings, Inc.	453	16,208
LSB Industries, Inc.*	304	7,375
Lydall, Inc.*	300	2,415
Matthews International Corp., Class A	662	23,157
Metabolix, Inc.*	490	5,963
Movado Group, Inc.*	360	5,810
Myers Industries, Inc.	725	7,062
NL Industries, Inc.	90	1,004
Park-Ohio Holdings Corp.*	200	4,182
PMFG, Inc.*	286	4,690
Polypore International, Inc.*	429	17,473
Raven Industries, Inc.	284	13,544
Smith & Wesson Holding Corp.*#	1,279	4,783
Standex International Corp.	200	5,982
STR Holdings, Inc.*#	525	10,500
Sturm Ruger & Co., Inc.	419	6,407
The Brink’s Co.	1,000	26,880
Tredegar Corp.	465	9,012
Trimas Corp.*	295	6,036

		592,824

Office Furnishings — 0.4%
Herman Miller, Inc.	1,232	31,170
HNI Corp.	909	28,361
Interface, Inc., Class A	1,118	17,497
Knoll, Inc.	1,028	17,198
Steelcase, Inc., Class A	1,416	14,967

		109,193

Oil & Gas — 2.5%
Abraxas Petroleum Corp.*	1,300	5,941
Alon USA Energy, Inc.	152	909
Apco Oil and Gas International, Inc.	158	9,085
Approach Resources, Inc.*	341	7,877
ATP Oil & Gas Corp.*	893	14,949
Berry Petroleum Co., Class A	1,088	47,545

	Number of Shares	Value†

Oil & Gas — (continued)
Bill Barrett Corp.*#	903	$37,140
BPZ Resources, Inc.*#	2,283	10,867
Brigham Exploration Co.*	2,279	62,080
Callon Petroleum Co.*	500	2,960
CAMAC Energy, Inc.*	900	1,791
Carrizo Oil & Gas, Inc.*	660	22,763
Cheniere Energy, Inc.*#	1,430	7,894
Clayton Williams Energy, Inc.*	117	9,824
Contango Oil & Gas Co.*	203	11,760
CVR Energy, Inc.*	529	8,030
Delek US Holdings, Inc.#	198	1,441
Delta Petroleum Corp.*	2,739	2,082
Endeavour International Corp.*#	452	6,238
Energy Partners Ltd.*	500	7,430
Energy XXI Bermuda Ltd.*	1,320	36,524
Evolution Petroleum Corp.*#	500	3,260
FX Energy, Inc.*	989	6,082
Gastar Exploration Ltd.*	800	3,440
Georesources, Inc.*	257	5,708
GMX Resources, Inc.*	706	3,897
Goodrich Petroleum Corp.*#	581	10,249
Gulfport Energy Corp.*	563	12,189
Harvest Natural Resources, Inc.*	746	9,079
Hercules Offshore, Inc.*	2,105	7,283
Houston American Energy Corp.#	300	5,427
Isramco, Inc.*	21	1,770
Kodiak Oil & Gas Corp.*	3,900	25,740
Magnum Hunter Resources Corp.*	900	6,480
McMoran Exploration Co.*#	2,076	35,583
Miller Petroleum, Inc.*#	400	2,080
Northern Oil & Gas, Inc.*	1,013	27,564
Oasis Petroleum, Inc.*#	1,000	27,120
Panhandle Oil and Gas, Inc., Class A	117	3,208
Parker Drilling Co.*	2,602	11,891
Penn Virginia Corp.	1,012	17,022
Petroleum Development Corp.*	513	21,654
Petroquest Energy, Inc.*	1,039	7,824
Pioneer Drilling Co.*	950	8,369
RAM Energy Resources, Inc.*	1,100	2,024
Resolute Energy Corp.*#	700	10,332
Rex Energy Corp.*	637	8,695
Rosetta Resources, Inc.*	1,090	41,028
Seahawk Drilling, Inc.*	200	1,790
Stone Energy Corp.*#	903	20,128
Swift Energy Co.*	882	34,530
TransAtlantic Petroleum Ltd.*	2,600	8,658
Vaalco Energy, Inc.*	1,230	8,807
Vantage Drilling Co.*	3,690	7,491
Venoco, Inc.*	386	7,122
W&T Offshore, Inc.#	662	11,830
Warren Resources, Inc.*	1,705	7,707
Western Refining, Inc.*	1,237	13,087

		761,278

79

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — 1.3%
Allis-Chalmers Energy, Inc.*	688	$4,878
Basic Energy Services, Inc.*	488	8,042
Cal Dive International, Inc.*	1,689	9,577
CARBO Ceramics, Inc.	366	37,896
Complete Production Services, Inc.*	1,566	46,275
Dawson Geophysical Co.*	115	3,668
Dril-Quip, Inc.*#	660	51,295
Global Industries Ltd.*	1,913	13,257
Gulf Island Fabrication, Inc.	218	6,143
Helix Energy Solutions Group, Inc.*	2,100	25,494
Hornbeck Offshore Services, Inc.*#	417	8,707
ION Geophysical Corp.*#	2,707	22,955
Key Energy Services, Inc.*	2,522	32,736
Lufkin Industries, Inc.	572	35,687
Matrix Service Co.*	387	4,714
Natural Gas Services Group, Inc.*	294	5,560
Newpark Resources, Inc.*	1,612	9,930
OYO Geospace Corp.*	88	8,722
RPC, Inc.	841	15,239
T-3 Energy Services, Inc.*	274	10,913
Tesco Corp.*	700	11,116
Tetra Technologies, Inc.*	1,726	20,488
Union Drilling, Inc.*	183	1,332
Willbros Group, Inc.*	1,017	9,987

		404,611

Packaging and Containers — 0.3%
AEP Industries, Inc.*	38	986
Graham Packaging Co., Inc.*	406	5,294
Graphic Packaging Holding Co.*	2,787	10,842
Rock-Tenn Co., Class A	794	42,836
Silgan Holdings, Inc.	1,092	39,105

		99,063

Pharmaceuticals — 2.5%
Acura Pharmaceuticals, Inc.*	153	506
Akorn, Inc.*	1,018	6,179
Alexza Pharmaceuticals, Inc.*	800	1,000
Alkermes, Inc.*#	1,826	22,423
Allos Therapeutics, Inc.*	1,315	6,062
Antares Pharma, Inc.*#	1,400	2,380
Aoxing Pharmaceutical Co., Inc.*#	600	1,674
Ardea Biosciences, Inc.*	226	5,876
Array Biopharma, Inc.*	1,148	3,433
Auxilium Pharmaceuticals, Inc.*#	965	20,362
AVANIR Pharmaceuticals, Inc., Class A*	2,277	9,290
AVI BioPharma, Inc.*	2,368	5,020
Biodel, Inc.*#	284	520
BioScrip, Inc.*#	511	2,673
Biospecifics Technologies Corp.*	69	1,766
Cadence Pharmaceuticals, Inc.*#	814	6,146
Caraco Pharmaceutical Laboratories Ltd.*	228	1,035
Catalyst Health Solutions, Inc.*	754	35,054
Corcept Therapeutics, Inc.*#	700	2,702
Cornerstone Therapeutics, Inc.*	127	735
Cumberland Pharmaceuticals, Inc.*	160	958

	Number of Shares	Value†

Pharmaceuticals — (continued)
Cypress Bioscience, Inc.*	790	$5,119
Cytori Therapeutics, Inc.*#	810	4,204
Depomed, Inc.*	1,183	7,524
Durect Corp.*	1,856	6,403
Dyax Corp.*	1,720	3,681
Eurand NV*	300	3,549
Furiex Pharmaceuticals, Inc.*	200	2,890
Hi-Tech Pharmacal Co, Inc.*	155	3,867
Idenix Pharmaceuticals, Inc.*#	593	2,989
Impax Laboratories, Inc.*	1,280	25,741
Infinity Pharmaceuticals, Inc.*	328	1,945
Inspire Pharmaceuticals, Inc.*	1,508	12,667
Ironwood Pharmaceuticals, Inc.*	261	2,701
Isis Pharmaceuticals, Inc.*	2,147	21,728
Jazz Pharmaceuticals, Inc.*	300	5,904
Keryx Biopharmaceuticals, Inc.*	1,000	4,580
Lannett Co, Inc.*	197	1,101
MannKind Corp.*#	1,204	9,704
MAP Pharmaceuticals, Inc.*	400	6,696
Medicis Pharmaceutical Corp., Class A	1,181	31,639
Medivation, Inc.*	764	11,590
Nabi Biopharmaceuticals*	913	5,286
Nature’s Sunshine Products, Inc.*	200	1,796
Nektar Therapeutics*#	1,833	23,554
Neogen Corp.*	468	19,202
Neurocrine Biosciences, Inc.*	977	7,464
NeurogesX, Inc.*#	199	1,266
Nutraceutical International Corp.*	196	2,781
Obagi Medical Products, Inc.*	351	4,054
Onyx Pharmaceuticals, Inc.*	1,328	48,963
Opko Health, Inc.*	1,876	6,885
Optimer Pharmaceuticals, Inc.*#	795	8,991
Orexigen Therapeutics, Inc.*	588	4,751
Osiris Therapeutics, Inc.*	373	2,906
Pain Therapeutics, Inc.*	779	5,258
Par Pharmaceutical Cos., Inc.*	714	27,496
Pharmacyclics, Inc.*#	700	4,256
Pharmasset, Inc.*	586	25,438
PharMerica Corp.*	520	5,954
Pozen, Inc.*	302	2,008
Progenics Pharmaceuticals, Inc.*	601	3,282
Questcor Pharmaceuticals, Inc.*	1,176	17,323
Rigel Pharmaceuticals, Inc.*	990	7,455
Salix Pharmaceuticals Ltd.*#	1,144	53,722
Santarus, Inc.*	1,297	4,241
Savient Pharmaceuticals, Inc.*	1,352	15,061
Schiff Nutrition International, Inc.	157	1,426
Sciclone Pharmaceuticals, Inc.*	677	2,830
SIGA Technologies, Inc.*#	685	9,590
Somaxon Pharmaceuticals, Inc.*#	600	1,890
Spectrum Pharmaceuticals, Inc.*	1,014	6,966
Sucampo Pharmaceuticals, Inc., Class A*#	171	657
Synta Pharmaceuticals Corp.*	721	4,413
Synutra International, Inc.*	311	4,183
Targacept, Inc.*#	403	10,680

80

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Theravance, Inc.*#	1,249	$31,312
USANA Health Sciences, Inc.*	124	5,388
Vanda Pharmaceuticals, Inc.*	741	7,010
Viropharma, Inc.*	1,578	27,331
Vivus, Inc.*#	1,751	16,407
XenoPort, Inc.*	427	3,638
Zalicus, Inc.*	1,600	2,528

		757,658

Pipelines — 0.0%
Crosstex Energy, Inc.	964	8,541

Real Estate — 0.1%
Avatar Holdings, Inc.*	195	3,865
Consolidated-Tomoka Land Co.	124	3,583
Forestar Real Estate Group, Inc.*	663	12,796
HFF, Inc., Class A*	400	3,864
Kennedy-Wilson Holdings, Inc.*	400	3,996
Retail Opportunity Investments Corp.#	700	6,937
Terreno Realty Corp.*	175	3,138
Thomas Properties Group, Inc.*	700	2,954
United Capital Corp.*#	36	1,170

		42,303

Retail — 4.9%
99 Cents Only Stores*	886	14,123
AFC Enterprises*	559	7,770
America’s Car-Mart, Inc.*	227	6,147
AnnTaylor Stores Corp.*	1,251	34,265
Asbury Automotive Group, Inc.*	549	10,146
Barnes & Noble, Inc.#	700	9,905
Bebe Stores, Inc.	717	4,273
Big 5 Sporting Goods Corp.	381	5,818
Biglari Holdings, Inc.*	29	11,896
BJ’s Restaurants, Inc.*#	424	15,022
Bob Evans Farms, Inc.	642	21,160
Books-A-Million, Inc.	149	864
Borders Group, Inc.*#	839	755
Bravo Brio Restaurant Group, Inc.*	300	5,751
Brown Shoe Co., Inc.	954	13,289
Buffalo Wild Wings, Inc.*	347	15,216
Build-A-Bear Workshop, Inc.*	260	1,986
Cabela’s, Inc.*	786	17,096
California Pizza Kitchen, Inc.*	332	5,737
Caribou Coffee Co., Inc.*	205	2,066
Carrols Restaurant Group, Inc.*	213	1,580
Casey’s General Stores, Inc.	717	30,480
Cash America International, Inc.	625	23,081
Casual Male Retail Group, Inc.*	800	3,792
CEC Entertainment, Inc.*	410	15,920
Charming Shoppes, Inc.*#	2,209	7,842
Christopher & Banks Corp.	737	4,533
Citi Trends, Inc.*	303	7,439
Coinstar, Inc.*#	640	36,122
Coldwater Creek, Inc.*	991	3,141
Collective Brands, Inc.*	1,208	25,489

	Number of Shares	Value†

Retail — (continued)
Conn’s, Inc.*#	204	$955
Cracker Barrel Old Country Store, Inc.	506	27,714
Denny’s Corp.*	2,352	8,420
Destination Maternity Corp.*	89	3,376
Dillard’s, Inc., Class A	836	31,718
DineEquity, Inc.*	371	18,320
Domino’s Pizza, Inc.*	666	10,623
DSW, Inc., Class A*#	306	11,965
Einstein Noah Restaurant Group, Inc.*	84	1,180
Express, Inc.	300	5,640
Ezcorp, Inc., Class A*	910	24,688
First Cash Financial Services, Inc.*	662	20,515
Fred’s, Inc., Class A	798	10,980
Gaiam, Inc., Class A	287	2,210
Genesco, Inc.*	495	18,558
Gordmans Stores, Inc.*	200	3,352
Group 1 Automotive, Inc.#	507	21,172
Haverty Furniture Cos., Inc.	250	3,245
Hhgregg, Inc.*#	276	5,782
Hibbett Sports, Inc.*	623	22,989
Hot Topic, Inc.#	1,095	6,866
HSN, Inc.*	840	25,738
Jack in the Box, Inc.*	1,014	21,426
Jamba, Inc.*	1,100	2,497
Jo-Ann Stores, Inc.*	553	33,302
Jos. A. Bank Clothiers, Inc.*	599	24,152
Kenneth Cole Productions, Inc., Class A*	158	1,973
Kirkland’s, Inc.*	227	3,185
Krispy Kreme Doughnuts, Inc.*	1,322	9,228
Lithia Motors, Inc., Class A	494	7,059
Liz Claiborne, Inc.*#	2,039	14,599
Lumber Liquidators Holdings, Inc.*	433	10,786
MarineMax, Inc.*	400	3,740
McCormick & Schmick’s Seafood Restaurants, Inc.*	268	2,436
New York & Co., Inc.*	583	2,577
Nu Skin Enterprises, Inc., Class A	1,010	30,563
O’Charleys, Inc.*	486	3,499
OfficeMax, Inc.*	1,774	31,400
Pacific Sunwear of California, Inc.*#	1,360	7,371
Papa John’s International, Inc.*	455	12,604
PC Connection, Inc.*	165	1,462
Penske Automotive Group, Inc.*	1,000	17,420
PetMed Express, Inc.#	413	7,356
PF Chang’s China Bistro, Inc.	425	20,596
Pier 1 Imports, Inc.*	2,244	23,562
Pricesmart, Inc.	331	12,588
Red Robin Gourmet Burgers, Inc.*	420	9,017
Regis Corp.	1,220	20,252
Retail Ventures, Inc.*	544	8,867
Rite Aid Corp.*	9,800	8,655
Ruby Tuesday, Inc.*	1,213	15,842
Rue21, Inc.*#	279	8,177
Rush Enterprises, Inc., Class A*	735	15,023
Ruth’s Hospitality Group, Inc.*	495	2,292

81

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Saks, Inc.*	2,709	$28,986
Sally Beauty Holdings, Inc.*#	1,895	27,534
Shoe Carnival, Inc.*	139	3,753
Sonic Automotive, Inc., Class A#	734	9,718
Sonic Corp.*	1,132	11,456
Stage Stores, Inc.	681	11,809
Stein Mart, Inc.	361	3,339
Steinway Musical Instruments, Inc.*	125	2,481
Susser Holdings Corp.*	100	1,385
Systemax, Inc.*	262	3,694
Talbots, Inc.*	1,494	12,729
Texas Roadhouse, Inc.*#	1,170	20,089
The Bon-Ton Stores, Inc.*	200	2,532
The Buckle, Inc.#	549	20,736
The Cato Corp., Class A	605	16,583
The Cheesecake Factory, Inc.*#	1,203	36,884
The Children’s Place Retail Stores, Inc.*	483	23,976
The Dress Barn, Inc.*	1,169	30,885
The Finish Line, Inc., Class A#	971	16,692
The Men’s Wearhouse, Inc.	1,081	27,003
The Pantry, Inc.*	454	9,016
The Pep Boys - Manny, Moe, & Jack	905	12,154
The Wet Seal, Inc., Class A*	2,604	9,635
Tuesday Morning Corp.*	429	2,265
Ulta Salon Cosmetics & Fragrance, Inc.*	658	22,372
Vera Bradley, Inc.*	300	9,900
Vitamin Shoppe, Inc.*	300	10,092
West Marine, Inc.*#	264	2,793
Winmark Corp.	100	3,364
World Fuel Services Corp.	1,370	49,539
Zumiez, Inc.*	503	13,516

		1,499,126

Savings & Loans — 0.9%
Abington Bancorp, Inc.	567	6,764
Astoria Financial Corp.#	1,801	25,052
BankFinancial Corp.	209	2,038
Beneficial Mutual Bancorp, Inc.*	649	5,731
Berkshire Hills Bancorp, Inc.	302	6,674
BofI Holding, Inc.*	100	1,551
Brookline Bancorp, Inc.	1,268	13,758
Clifton Savings Bancorp, Inc.	150	1,621
Danvers Bancorp, Inc.#	380	6,715
Dime Community Bancshares	530	7,733
ESB Financial Corp.	162	2,631
ESSA Bancorp, Inc.	319	4,217
First Financial Holdings, Inc.	319	3,672
Flagstar Bancorp, Inc.*	840	1,369
Flushing Financial Corp.	638	8,932
Fox Chase Bancorp, Inc.*	120	1,422
Home Bancorp, Inc.*	161	2,225
Home Federal Bancorp, Inc.	253	3,104
Investors Bancorp, Inc.*	856	11,231
Kaiser Federal Financial Group, Inc.	62	718
Kearny Financial Corp.	152	1,307

	Number of Shares	Value†

Savings & Loans — (continued)
Meridian Interstate Bancorp, Inc.*	139	$1,639
NASB Financial, Inc.	55	922
NewAlliance Bancshares, Inc.	2,246	33,645
Northfield Bancorp, Inc.	423	5,634
Northwest Bancshares, Inc.	2,206	25,943
OceanFirst Financial Corp.	327	4,208
Oritani Financial Corp.	1,018	12,460
Provident Financial Services, Inc.	1,302	19,699
Provident New York Bancorp	651	6,829
Rockville Financial, Inc.	152	1,857
Roma Financial Corp.	126	1,336
Territorial Bancorp, Inc.	243	4,838
United Financial Bancorp, Inc.	240	3,665
Viewpoint Financial Group	366	4,279
Waterstone Financial, Inc.*	155	504
Westfield Financial, Inc.	784	7,252
WSFS Financial Corp.	157	7,448

		260,623

Semiconductors — 2.7%
Advanced Analogic Technologies, Inc.*	1,025	4,110
Amkor Technology, Inc.*#	2,011	14,861
Anadigics, Inc.*	1,379	9,556
Applied Micro Circuits Corp.*	1,358	14,503
ATMI, Inc.*	648	12,921
Axcelis Technologies, Inc.*	2,000	6,920
AXT, Inc.*	600	6,264
Brooks Automation, Inc.*	1,452	13,170
Cabot Microelectronics Corp.*	461	19,108
Cavium Networks, Inc.*#	901	33,950
CEVA, Inc.*	481	9,861
Cirrus Logic, Inc.*#	1,266	20,231
Cohu, Inc.	504	8,356
Conexant Systems, Inc.*	1,500	2,445
Diodes, Inc.*	653	17,624
DSP Group, Inc.*	557	4,534
Emulex Corp.*	1,944	22,667
Entegris, Inc.*	2,870	21,439
Entropic Communications, Inc.*#	1,132	13,675
Exar Corp.*	732	5,109
FormFactor, Inc.*	872	7,743
FSI International, Inc.*	600	2,652
GSI Technology, Inc.*	359	2,908
GT Solar International, Inc.*#	1,114	10,160
Hittite Microwave Corp.*	566	34,549
Inphi Corp.*	200	4,018
Integrated Device Technology, Inc.*	3,400	22,644
Integrated Silicon Solution, Inc.*	500	4,015
IXYS Corp.*	566	6,577
Kopin Corp.*#	1,507	6,269
Kulicke & Soffa Industries, Inc.*	1,706	12,283
Lattice Semiconductor Corp.*	2,124	12,871
Ltx-Credence Corp.*	866	6,408
Mattson Technology, Inc.*	900	2,700
MaxLinear, Inc., Class A*#	100	1,076

82

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Micrel, Inc.#	945	$12,276
Microsemi Corp.*	1,686	38,609
Mindspeed Technologies, Inc.*	600	3,660
MIPS Technologies, Inc.*	1,058	16,039
MKS Instruments, Inc.*	1,074	26,302
Monolithic Power Systems, Inc.*	567	9,367
MoSys, Inc.*	500	2,845
Nanometrics, Inc.*	300	3,849
Netlogic Microsystems, Inc.*#	1,200	37,692
Omnivision Technologies, Inc.*#	1,203	35,621
Pericom Semiconductor Corp.*	646	7,093
Photronics, Inc.*	1,192	7,045
PLX Technology, Inc.*	360	1,300
Power Integrations, Inc.#	495	19,869
Richardson Electronics Ltd.	300	3,507
Rubicon Technology, Inc.*	323	6,809
Rudolph Technologies, Inc.*	454	3,736
Semtech Corp.*	1,309	29,636
Sigma Designs, Inc.*	477	6,759
Silicon Image, Inc.*	1,439	10,577
Standard Microsystems Corp.*	456	13,147
Supertex, Inc.*	160	3,869
Tessera Technologies, Inc.*	1,110	24,587
TriQuint Semiconductor, Inc.*	3,349	39,150
Ultra Clean Holdings*	400	3,724
Ultratech, Inc.*	516	10,258
Veeco Instruments, Inc.*#	799	34,325
Volterra Semiconductor Corp.*#	491	11,372
Zoran Corp.*	1,215	10,692

		831,892

Software — 3.3%
Accelrys, Inc.*	966	8,018
ACI Worldwide, Inc.*	736	19,776
Actuate Corp.*	940	5,358
Acxiom Corp.*	1,367	23,444
Advent Software, Inc.*#	310	17,955
American Software, Inc., Class A	593	4,015
Ariba, Inc.*	1,849	43,433
Aspen Technology, Inc.*	1,400	17,780
athenahealth, Inc.*	679	27,825
Avid Technology, Inc.*	549	9,586
Blackbaud, Inc.#	950	24,605
Blackboard, Inc.*#	673	27,795
Bottomline Technologies, Inc.*	597	12,961
CDC Corp.*	600	2,106
CommVault Systems, Inc.*	830	23,755
Computer Programs & Systems, Inc.	247	11,569
Concur Technologies, Inc.*#	822	42,686
CSG Systems International, Inc.*	781	14,792
Deltek, Inc.*	394	2,860
DemandTec, Inc.*	503	5,452
Digi International, Inc.*	357	3,963
DynaVox, Inc., Class A*	200	1,026
Ebix, Inc.*	536	12,687
Envestnet, Inc.*	300	5,118

	Number of Shares	Value†

Software — (continued)
Epicor Software Corp.*	1,134	$11,453
EPIQ Systems, Inc.	668	9,172
Fair Isaac Corp.#	867	20,262
FalconStor Software, Inc.*	626	2,097
Global Defense Technology & Systems, Inc.*	100	1,686
Guidance Software, Inc.*	400	2,876
InnerWorkings, Inc.*	424	2,777
Interactive Intelligence, Inc.*	297	7,769
JDA Software Group, Inc.*	811	22,708
Lawson Software, Inc.*	2,715	25,114
Mantech International Corp., Class A*	439	18,144
MedAssets, Inc.*	948	19,140
Medidata Solutions, Inc.*	344	8,215
MicroStrategy, Inc., Class A*	172	14,701
Monotype Imaging Holdings, Inc.*	299	3,319
NetSuite, Inc.*	385	9,625
Omnicell, Inc.*	661	9,551
OPNET Technologies, Inc.	290	7,763
Parametric Technology Corp.*	2,259	50,895
PDF Solutions, Inc.*	500	2,410
PegaSystems, Inc.#	330	12,088
Progress Software Corp.*	873	36,945
PROS Holdings, Inc.*	517	5,889
QAD, Inc.*	23	229
QAD, Inc.*	92	837
QLIK Technologies, Inc.*	300	7,743
Quality Systems, Inc.#	352	24,577
Quest Software, Inc.*	1,209	33,538
RealPage, Inc.*	300	9,279
Renaissance Learning, Inc.	146	1,729
RightNow Technologies, Inc.*	500	11,835
Rosetta Stone, Inc.*	202	4,286
Schawk, Inc.	187	3,848
Seachange International, Inc.*	373	3,189
Smith Micro Software, Inc.*	576	9,066
SolarWinds, Inc.*	808	15,554
SS&C Technologies Holdings, Inc.*	200	4,102
Synchronoss Technologies, Inc.*	566	15,118
SYNNEX Corp.*	494	15,413
Take-Two Interactive Software, Inc.*	1,544	18,899
Taleo Corp., Class A*	801	22,148
The Ultimate Software Group, Inc.*#	511	24,850
THQ, Inc.*	1,261	7,642
Trident Microsystems, Inc.*	1,017	1,810
Tyler Technologies, Inc.*#	476	9,882
VeriFone Systems, Inc.*	1,776	68,483

		987,221

Storage & Warehousing — 0.1%
Mobile Mini, Inc.*	777	15,299

Telecommunications — 3.2%
Acme Packet, Inc.*	847	45,027
Adtran, Inc.#	1,321	47,833
Alaska Communications Systems Group, Inc.#	947	10,512
Anaren, Inc.*	312	6,505

83

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
Anixter International, Inc.	534	$31,896
Applied Signal Technology, Inc.	296	11,215
Arris Group, Inc.*	2,487	27,904
Aruba Networks, Inc.*#	1,462	30,527
Atlantic Tele-Network, Inc.	249	9,547
Aviat Networks, Inc.*	1,462	7,412
BigBand Networks, Inc.*	898	2,514
Black Box Corp.	354	13,555
Calix, Inc.*	200	3,380
Cbeyond, Inc.*	568	8,679
Cincinnati Bell, Inc.*	4,437	12,424
Comtech Telecommunications Corp.	592	16,416
Consolidated Communications Holdings, Inc.	570	11,001
CPI International, Inc.*	125	2,419
DigitalGlobe, Inc.*	545	17,282
EMS Technologies, Inc.*	323	6,389
Extreme Networks, Inc.*	1,947	6,016
FiberTower Corp.*	900	4,014
Finisar Corp.*#	1,500	44,535
General Communication, Inc., Class A*	986	12,483
GeoEye, Inc.*	447	18,948
Global Crossing Ltd.*#	603	7,791
Globalstar, Inc.*	1,400	2,030
Globecomm Systems, Inc.*	500	5,000
Harmonic, Inc.*	2,094	17,946
Hughes Communications, Inc.*	150	6,066
Hypercom Corp.*	900	7,533
ICO Global Communications Holdings Ltd.*	1,800	2,700
IDT Corp., Class B	300	7,695
Infinera Corp.*	1,894	19,565
InterDigital, Inc.*#	893	37,185
IPG Photonics Corp.*#	585	18,498
Iridium Communications, Inc.*	600	4,950
Ixia*	613	10,286
Knology, Inc.*	636	9,941
KVH Industries, Inc.*	354	4,230
LogMeIn, Inc.*#	347	15,386
Loral Space & Communications, Inc.*	246	18,819
Meru Networks, Inc.*#	200	3,084
Motricity, Inc.*	200	3,714
Netgear, Inc.*	763	25,698
Network Equipment Technologies, Inc.*	325	1,505
Neutral Tandem, Inc.*	626	9,039
Novatel Wireless, Inc.*	601	5,740
NTELOS Holdings Corp.	564	10,744
Occam Networks, Inc.*	300	2,601
Oclaro, Inc.*#	900	11,835
Oplink Communications, Inc.*	373	6,889
Opnext, Inc.*	580	1,021
PAETEC Holding Corp.*	2,323	8,688
Plantronics, Inc.	1,001	37,257
Powerwave Technologies, Inc.*	1,852	4,704
Preformed Line Products Co.	45	2,634
Premiere Global Services, Inc.*	1,064	7,235
RF Micro Devices, Inc.*	5,675	41,711

	Number of Shares	Value†

Telecommunications — (continued)
SAVVIS, Inc.*	722	$18,425
Shenandoah Telecommunications Co.	559	10,470
ShoreTel, Inc.*	981	7,662
Sonus Networks, Inc.*	4,015	10,720
Sycamore Networks, Inc.	375	7,721
Symmetricom, Inc.*	959	6,799
Syniverse Holdings, Inc.*	1,480	45,658
Tekelec*	1,342	15,983
Tessco Technologies, Inc.	100	1,595
USA Mobility, Inc.	512	9,098
Utstarcom, Inc.*	1,566	3,226
Viasat, Inc.*	624	27,712
Vonage Holdings Corp.*	1,900	4,256

		957,478

Textiles — 0.1%
Culp, Inc.*	200	2,072
G&K Services, Inc., Class A	307	9,489
Unifirst Corp.	277	15,249

		26,810

Toys, Games & Hobbies — 0.1%
JAKKS Pacific, Inc.*#	584	10,640
Leapfrog Enterprises, Inc.*	876	4,862
RC2 Corp.*	412	8,969

		24,471

Transportation — 1.5%
Air Transport Services Group, Inc.*	985	7,782
Arkansas Best Corp.	432	11,845
Atlas Air Worldwide Holdings, Inc.*	548	30,595
Baltic Trading Ltd.	300	3,063
Bristow Group, Inc.*	732	34,660
CAI International, Inc.*	160	3,136
Celadon Group, Inc.*	435	6,434
DHT Maritime, Inc.	1,126	5,236
Dynamex, Inc.*	225	5,571
Eagle Bulk Shipping, Inc.*	1,220	6,076
Echo Global Logistics, Inc.*#	200	2,408
Excel Maritime Carriers Ltd.*#	700	3,941
Forward Air Corp.	596	16,914
Genco Shipping & Trading Ltd.*#	511	7,358
General Maritime Corp.	1,577	5,125
Genesee & Wyoming, Inc., Class A*	812	42,995
Golar LNG Ltd.	806	12,098
Gulfmark Offshore, Inc., Class A*	479	14,562
Heartland Express, Inc.	1,167	18,695
Horizon Lines, Inc., Class A#	703	3,072
HUB Group, Inc., Class A*	768	26,988
International Shipholding Corp.	141	3,581
Knight Transportation, Inc.#	1,206	22,914
Knightsbridge Tankers Ltd.#	574	12,783
Marten Transport Ltd.	234	5,003
Nordic American Tanker Shipping#	867	22,559
Old Dominion Freight Line, Inc.*	839	26,840
Overseas Shipholding Group, Inc.#	500	17,710

84

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — (continued)
Pacer International, Inc.*	687	$4,699
Patriot Transportation Holding, Inc.*	23	2,138
PHI, Inc.*	293	5,520
RailAmerica, Inc.*	456	5,905
Roadrunner Transportation Systems, Inc.*	200	2,892
Saia, Inc.*	274	4,546
Scorpio Tankers, Inc.*	300	3,033
Ship Finance International Ltd.	884	19,024
Teekay Tankers Ltd., Class A#	793	9,786
Ultrapetrol (Bahamas) Ltd.*#	435	2,797
Universal Truckload Services, Inc.*	100	1,592
USA Truck, Inc.*	140	1,852
Werner Enterprises, Inc.#	823	18,600

		462,328

Trucking and Leasing — 0.2%
Aircastle Ltd.	896	9,363
Amerco, Inc.*	195	18,728
Greenbrier Cos., Inc.*	347	7,283
TAL International Group, Inc.	293	9,045
Textainer Group Holdings Ltd.	212	6,040

		50,459

Water — 0.2%
American States Water Co.	412	14,202
Artesian Resources Corp., Class A	113	2,141
California Water Service Group	444	16,548
Connecticut Water Service, Inc.	119	3,318
Consolidated Water Co., Inc.	312	2,861
Middlesex Water Co.	271	4,973
Pico Holdings, Inc.*	492	15,646
SJW Corp.	288	7,623
York Water Co.	297	5,135

		72,447

TOTAL COMMON STOCKS (Cost $16,274,754)		22,181,750

REAL ESTATE INVESTMENT TRUSTS — 5.7%
Apartments — 0.6%
American Campus Communities, Inc.#	1,326	42,114
Associated Estates Realty Corp.	956	14,617
Campus Crest Communities, Inc.	700	9,814
Education Realty Trust, Inc.	1,105	8,586
Home Properties, Inc.#	741	41,118
Mid-America Apartment Communities, Inc.#	631	40,062
Post Properties, Inc.#	969	35,175

		191,486

Building & Real Estate — 1.5%
Agree Realty Corp.#	196	5,133
Alexander’s, Inc.	44	18,140
American Capital Agency Corp.	950	27,303
Anworth Mortgage Asset Corp.	2,195	15,365
Apollo Commercial Real Estate Finance, Inc.	400	6,540

	Number of Shares	Value†

Building & Real Estate — (continued)
Capstead Mortgage Corp.	1,461	$18,394
Colony Financial, Inc.#	216	4,324
Coresite Realty Corp.	500	6,820
CreXus Investment Corp.	161	2,109
Cypress Sharpridge Investments, Inc.	1,127	14,550
Dynex Capital, Inc.	607	6,628
Equity Lifestyle Properties, Inc.	512	28,636
Getty Realty Corp.#	463	14,483
Government Properties Income Trust	550	14,735
Hatteras Financial Corp.#	930	28,151
Invesco Mortgage Capital, Inc.	875	19,110
iStar Financial, Inc.*	2,118	16,563
MFA Financial, Inc.	5,938	48,454
National Retail Properties, Inc.#	1,769	46,878
Newcastle Investment Corp.*	1,200	8,040
NorthStar Realty Finance Corp.	2,021	9,600
Pennymac Mortgage Investment Trust	392	7,115
RAIT Financial Trust*	1,518	3,324
Redwood Trust, Inc.#	1,502	22,425
Resource Capital Corp.#	1,200	8,856
Starwood Property Trust, Inc.	930	19,976
Sun Communities, Inc.#	360	11,992
Two Harbors Investment Corp.	500	4,895
UMH Properties, Inc.	168	1,714
Walter Investment Management Corp.	448	8,037

		448,290

Diversified — 0.1%
Entertainment Properties Trust#	983	45,464

Factory Outlets — 0.1%
Tanger Factory Outlet Centers, Inc.#	835	42,744

Forest Products & Paper — 0.1%
Potlatch Corp.	830	27,017

Healthcare — 0.5%
Cogdell Spencer, Inc.	734	4,257
Healthcare Realty Trust, Inc.#	1,162	24,599
LTC Properties, Inc.	517	14,517
Medical Properties Trust, Inc.	2,407	26,068
National Health Investors, Inc.	448	20,169
Omega Healthcare Investors, Inc.#	1,947	43,691
Sabra Healthcare REIT, Inc.	518	9,531
Universal Health Realty Income Trust	220	8,037

		150,869

Hotels & Resorts — 0.6%
Ashford Hospitality Trust, Inc.*	820	7,913
Chesapeake Lodging Trust	189	3,555
DiamondRock Hospitality Co.*#	3,053	36,636
FelCor Lodging Trust, Inc.*	1,818	12,799
Hersha Hospitality Trust#	3,073	20,282
LaSalle Hotel Properties#	1,469	38,781
Pebblebrook Hotel Trust	826	16,784

85

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Hotels & Resorts — (continued)
Strategic Hotels & Resorts, Inc.*	2,937	$15,537
Sunstone Hotel Investors, Inc.*#	2,552	26,362

		178,649

Industrial — 0.3%
DCT Industrial Trust, Inc.#	4,235	22,488
EastGroup Properties, Inc.	575	24,334
First Industrial Realty Trust, Inc.*#	1,163	10,188
First Potomac Realty Trust#	1,126	18,939
Monmouth Real Estate Investment Corp., Class A	581	4,939

		80,888

Mixed Industrial/Office — 0.5%
CapLease, Inc.	1,035	6,024
Colonial Properties Trust#	1,664	30,035
Cousins Properties, Inc.	2,061	17,189
Dupont Fabros Technology, Inc.#	786	16,718
Gladstone Commercial Corp.	152	2,862
Investors Real Estate Trust#	1,418	12,719
Lexington Realty Trust#	2,115	16,814
Mission West Properties, Inc.	287	1,920
One Liberty Properties, Inc.#	203	3,390
PS Business Parks, Inc.	365	20,338
Washington Real Estate Investment Trust#	1,229	38,087
Winthrop Realty Trust	377	4,822

		170,918

Office Property — 0.6%
BioMed Realty Trust, Inc.#	2,728	50,877
Franklin Street Properties Corp.	1,445	20,591
Highwoods Properties, Inc.#	1,384	44,081
Hudson Pacific Properties, Inc.	400	6,020
Kilroy Realty Corp.#	1,140	41,576
MPG Office Trust, Inc.*#	900	2,475
Parkway Properties, Inc.#	393	6,885

		172,505

Regional Malls — 0.3%
CBL & Associates Properties, Inc.#	2,864	50,120
Glimcher Realty Trust	1,787	15,011
Pennsylvania Real Estate Investment Trust#	1,203	17,479

		82,610

Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	1,751	30,467
Sovran Self Storage, Inc.#	582	21,423
U-Store-It Trust	2,156	20,547

		72,437

Strip Centers — 0.3%
Acadia Realty Trust	862	15,723
Cedar Shopping Centers, Inc.#	1,026	6,454
Equity One, Inc.	736	13,381
Excel Trust, Inc.	300	3,630
Inland Real Estate Corp.	1,388	12,214

	Number of Shares	Value†

Strip Centers — (continued)
Kite Realty Group Trust	1,107	$5,989
Ramco-Gershenson Properties Trust	641	7,980
Saul Centers, Inc.#	151	7,150
Urstadt Biddle Properties, Inc., Class A	516	10,036

		82,557

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,329,047)		1,746,434

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.090%, 03/10/11	$27	26,994
0.110%, 03/10/11	10	9,998
0.115%, 02/10/11	10	9,999
0.115%, 03/10/11	25	24,994
0.120%, 02/10/11	10	9,999

TOTAL U.S. TREASURY OBLIGATIONS (Cost $81,985)		81,984

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.7%
BlackRock Liquidity Funds TempCash - Institutional Shares	407,233	407,233
BlackRock Liquidity Funds TempFund - Institutional Shares	407,233	407,233

TOTAL SHORT-TERM INVESTMENTS (Cost $814,466)		814,466

SECURITIES LENDING COLLATERAL — 18.0%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.163%, 01/03/2011 (Cost $5,446,711)	5,446,711	5,446,711

TOTAL INVESTMENTS — 100.0% (Cost $23,946,963)		$30,271,345

~	Fair valued security. The total market value of fair valued securities at December 31, 2010 is $15.
†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.
Plc	— Public Limited Company.
REIT	— Real Estate Investment Trust.

86

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

SMALL CAP INDEX FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$17,525	$17,525	$—	$—
Aerospace & Defense	326,441	326,441	—	—
Agriculture	79,983	79,983	—	—
Airlines	188,055	188,055	—	—
Apparel	463,112	463,112	—	—
Auto Manufacturers	24,690	24,690	—	—
Auto Parts & Equipment	277,363	277,363	—	—
Banks	1,339,710	1,339,710	—	—
Beverages	48,862	48,862	—	—
Biotechnology	470,539	470,539	—	—
Building Materials	176,905	176,905	—	—
Chemicals	551,451	551,451	—	—
Coal	84,493	84,493	—	—
Commercial Services	1,325,817	1,325,817	—	—
Computers	621,804	621,804	—	—
Cosmetics & Personal Care	21,443	21,443	—	—
Distribution & Wholesale	231,307	231,307	—	—
Diversified Financial Services	417,754	417,739	15	—
Electric	409,370	409,370	—	—
Electrical Components & Equipment	294,094	294,094	—	—
Electronics	617,403	617,403	—	—
Energy-Alternate Sources	45,917	45,917	—	—
Engineering & Construction	176,614	176,614	—	—
Entertainment	170,288	170,288	—	—
Environmental Control	164,868	164,868	—	—
Food	401,425	401,425	—	—
Forest Products & Paper	119,620	119,620	—	—
Gas	278,757	278,757	—	—
Hand & Machine Tools	79,899	79,899	—	—
Healthcare Products	871,872	871,872	—	—
Healthcare Services	444,358	444,358	—	—
Holding Companies	20,368	20,368	—	—
Home Builders	76,370	76,370	—	—
Home Furnishings	93,922	93,922	—	—
Hotels & Resorts	3,450	3,450	—	—
Household Products & Wares	125,423	125,423	—	—
Housewares	7,449	7,449	—	—
Insurance	696,680	696,680	—	—
Internet	789,097	789,097	—	—
Investment Companies	228,593	228,593	—	—
Iron & Steel	7,208	7,208	—	—
Leisure Time	153,606	153,606	—	—
Lodging	87,379	87,379	—	—
Machinery — Construction & Mining	13,904	13,904	—	—
Machinery — Diversified	365,425	365,425	—	—
Media	155,886	155,886	—	—
Metal Fabricate/Hardware	208,724	208,724	—	—
Mining	442,902	442,902	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Miscellaneous Manufacturing	$592,824	$592,824	$—	$—
Office Furnishings	109,193	109,193	—	—
Oil & Gas	761,278	761,278	—	—
Oil & Gas Services	404,611	404,611	—	—
Packaging and Containers	99,063	99,063	—	—
Pharmaceuticals	757,658	757,658	—	—
Pipelines	8,541	8,541	—	—
Real Estate	42,303	42,303	—	—
Retail	1,499,126	1,499,126	—	—
Savings & Loans	260,623	260,623	—	—
Semiconductors	831,892	831,892	—	—
Software	987,221	987,221	—	—
Storage & Warehousing	15,299	15,299	—	—
Telecommunications	957,478	957,478	—	—
Textiles	26,810	26,810	—	—
Toys, Games & Hobbies	24,471	24,471	—	—
Transportation	462,328	462,328	—	—
Trucking and Leasing	50,459	50,459	—	—
Water	72,447	72,447	—	—
REAL ESTATE INVESTMENT TRUSTS	1,746,434	1,746,434	—	—
U.S. TREASURY OBLIGATIONS	81,984	—	81,984	—
SHORT-TERM INVESTMENTS	814,466	814,466	—	—
SECURITIES LENDING COLLATERAL	5,446,711	5,446,711	—	—

TOTAL INVESTMENTS	$30,271,345	$30,189,346	$81,999	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

87

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — 95.0%
Australia — 8.3%
AGL Energy Ltd.	2,518	$39,223
Alumina Ltd.	7,478	18,968
Amcor Ltd.	4,607	31,806
AMP Ltd.	9,802	53,035
Asciano Group*	11,700	19,087
ASX Ltd.	683	26,322
Australia & New Zealand Banking Group Ltd.	12,297	293,681
AXA Asia Pacific Holdings Ltd.	3,574	23,066
Bendigo & Adelaide Bank Ltd.	1,044	10,625
BHP Billiton Ltd.	16,139	746,939
Billabong International Ltd.	1,557	12,979
BlueScope Steel Ltd.	10,850	24,969
Boral Ltd.	4,134	20,422
Brambles Ltd.	6,811	49,600
CFS Retail Property Trust	10,539	18,972
Coca-Cola Amatil Ltd.	3,177	35,289
Cochlear Ltd.	303	24,920
Commonwealth Bank of Australia	7,713	400,517
Computershare Ltd.	2,605	28,722
Crown Ltd.	2,672	22,547
CSL Ltd.	2,560	95,020
CSR Ltd.	2,938	5,048
Dexus Property Group	14,563	11,842
Fairfax Media Ltd.	8,585	12,293
Fortescue Metals Group Ltd.*	5,092	34,061
Foster’s Group Ltd.	9,437	54,824
Goodman Fielder Ltd.	12,041	16,564
Goodman Group	25,998	17,284
GPT Group	6,943	20,878
GPT Group, In Specie*~§	16,419	0
Harvey Norman Holdings Ltd.	3,095	9,307
Incitec Pivot Ltd.	8,759	35,476
Insurance Australia Group Ltd.	8,821	35,006
Leighton Holdings Ltd.	561	17,661
Lend Lease Group	2,163	19,092
MacArthur Coal Ltd.	1,218	15,946
Macquarie Group Ltd.	1,449	54,850
MAP Group	3,363	10,285
Metcash Ltd.	4,753	19,980
Mirvac Group	15,574	19,513
National Australia Bank Ltd.	10,315	250,039
Newcrest Mining Ltd.	3,708	153,370
OneSteel Ltd.	8,273	21,916
Orica Ltd.	1,352	34,432
Origin Energy Ltd.	3,638	61,991
OZ Minerals Ltd.	20,234	35,596
Paladin Energy Ltd.*	4,300	21,682
Qantas Airways Ltd.*	6,627	17,216
QBE Insurance Group Ltd.	4,741	88,011
QR National Ltd.*	8,035	22,600
Rio Tinto Ltd.	1,985	173,526
Santos Ltd.	3,431	46,146
Sims Metal Management Ltd.	469	10,347
Sonic Healthcare Ltd.	1,503	17,832

	Number of Shares	Value†

Australia — (continued)
Stockland	10,809	$39,800
Suncorp Group Ltd.	6,070	53,454
TABCORP Holdings Ltd.	4,867	35,393
Tatts Group Ltd.	3,787	9,993
Telstra Corp. Ltd.	18,842	53,768
Toll Holdings Ltd.	3,842	22,517
Transurban Group	4,595	24,063
Wesfarmers Ltd.	4,755	155,629
Wesfarmers Ltd. PPS	1,001	33,069
Westfield Group	10,864	106,450
Westfield Retail Trust*	10,864	28,557
Westpac Banking Corp.	14,133	321,050
Woodside Petroleum Ltd.	3,069	133,595
Woolworths Ltd.	5,901	162,778
WorleyParsons Ltd.	630	17,230

		4,558,669

Austria — 0.3%
Erste Group Bank AG	1,000	46,958
Immoeast AG*~	2,678	0
IMMOFINANZ AG*	4,017	17,118
Oestrreichische Elektrizitatswirtschafts AG	303	11,289
OMV AG	796	33,081
Raiffeisen International Bank-Holding AG	211	11,560
Telekom Austria AG	1,265	17,783
Vienna Insurance Group	300	15,593
Voestalpine AG	642	30,585

		183,967

Belgium — 0.8%
Anheuser-Busch InBev N.V.	3,530	201,895
Bekaert S.A.	209	23,991
Belgacom S.A.	673	22,596
Colruyt S.A.	315	16,017
Compagnie Nationale a Poartefeuille S.A.	69	3,375
Delhaize Group S.A.	408	30,134
Dexia S.A.*	1,839	6,389
Fortis N.V.	9,115	20,829
Groupe Bruxelles Lambert S.A.	278	23,378
KBC Groep N.V.*	1,139	38,812
Mobistar S.A.	172	11,150
Solvay S.A.	190	20,248
UCB S.A.	377	12,932
Umicore	536	27,877

		459,623

Bermuda — 0.1%
Seadrill Ltd.	1,296	43,799

Cayman Islands — 0.0%
Wynn Macau Ltd.	8,000	17,909

China — 0.1%
Foxconn International Holdings Ltd.*	17,000	11,876
Sands China Ltd.*	14,800	32,522
Yangzijiang Shipbuilding Holdings Ltd.	19,000	28,277

		72,675

88

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Cyprus — 0.0%
Bank of Cyprus Public Co., Ltd.	2,733	$9,422

Denmark — 1.0%
A.P. Moller — Maersk A/S, B Shares	6	54,331
A.P. Moller — Maersk A/S, A Shares	3	26,428
Carlsberg A/S, B Shares	400	40,050
Coloplast A/S, B Shares	200	27,178
Danske Bank A/S*	1,900	48,709
DSV A/S	1,300	28,736
Novo Nordisk A/S, B Shares	2,011	226,767
Novozymes A/S, B Shares	250	34,824
TrygVesta A/S	303	13,987
Vestas Wind Systems A/S*	860	27,150
William Demant Holding A/S*	138	10,193

		538,353

Finland — 1.0%
Elisa Oyj*	1,000	21,742
Fortum Oyj	1,802	54,253
Kesko Oyj, B Shares	200	9,335
Kone Oyj, B Shares	669	37,190
Metso Oyj	500	27,929
Neste Oil Oyj	209	3,337
Nokia Oyj	17,914	185,285
Nokian Renkaat Oyj	430	15,773
Orion Oyj, Class B	750	16,407
Outokumpu Oyj	950	17,621
Pohjola Bank Plc	1,500	17,980
Rautaruukki Oyj	200	4,680
Sampo Oyj, A Shares	1,733	46,432
Sanoma OYJ	750	16,256
Stora Enso Oyj, R Shares	2,865	29,422
UPM-Kymmene Oyj	1,847	32,629
Wartsila Oyj	600	45,782

		582,053

France — 8.5%
Accor S.A.	701	31,194
Aeroports de Paris	61	4,815
Air France-KLM*	206	3,752
Air Liquide S.A.	1,365	172,629
Alcatel-Lucent	11,560	33,676
Alstom S.A.	905	43,307
Atos Origin S.A.*	94	5,004
AXA S.A.	8,321	138,437
BNP Paribas	4,420	281,208
Bouygues S.A.	1,032	44,482
Bureau Veritas S.A.	300	22,739
Cap Gemini S.A.	751	35,055
Carrefour S.A.	2,669	110,030
Casino Guichard Perracho S.A.	252	24,566
Christian Dior S.A.	328	46,855
Cie Generale d’Optique Essilor International S.A.	937	60,321
Cie Generale de Geophysique — Veritas*	565	17,196
CNP Assurances	572	10,323

	Number of Shares	Value†

France — (continued)
Compagnie de Saint-Gobain	1,709	$87,925
Compagnie Generale des Establissements Michelin, B Shares	1,135	81,447
Credit Agricole S.A.	4,395	55,818
Danone	2,804	176,184
Dassault Systemes S.A.	334	25,182
Edenred*	701	16,595
EDF S.A.	1,107	45,407
Eiffage S.A.	328	14,466
Eramet	33	11,311
Eurazeo	54	4,004
Eutelsat Communications	404	14,787
Fonciere Des Regions	106	10,255
France Telecom S.A.	8,921	185,911
GDF Suez	5,811	208,498
Gecina S.A.	40	4,400
Groupe Eurotunnel S.A.	1,950	17,146
Hermes International	272	56,975
ICADE	156	15,916
Iliad S.A.	30	3,263
Imerys S.A.	213	14,199
JC Decaux S.A.*	400	12,307
Klepierre	389	14,033
L’Oreal S.A.	1,064	118,126
Lafarge S.A.	888	55,677
Lagardere S.C.A.	642	26,449
Legrand S.A.	825	33,597
LVMH Moet Hennessy Louis Vuitton S.A.	1,128	185,556
M6-Metropole Television	104	2,516
Natixis*	3,262	15,257
Neopost S.A.	80	6,970
PagesJaunes Groupe	1,200	10,904
Pernod-Ricard S.A.	891	83,774
Peugeot S.A.*	786	29,840
PPR	369	58,679
Publicis Groupe S.A.	695	36,221
Renault S.A.*	804	46,736
Safran S.A.	915	32,402
Sanofi-Aventis S.A.	4,994	319,328
Schneider Electric S.A.	1,180	176,607
SCOR SE	820	20,820
Societe BIC S.A.	120	10,314
Societe Generale	2,893	155,488
Societe Television Francaise 1	821	14,262
Sodexo	506	34,870
Suez Environment Co.	1,223	25,250
Technip S.A.	491	45,338
Thales S.A.	290	10,148
Total S.A.	10,264	543,834
Unibail-Rodamco SE	412	81,483
Vallourec S.A.	502	52,727
Veolia Environment	1,693	49,478
Vinci S.A.	2,003	108,885
Vivendi S.A.	5,698	153,809

		4,706,963

89

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SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — 7.7%
Adidas AG	989	$64,614
Allianz SE	2,208	262,394
BASF SE	4,463	356,048
Bayer AG	3,994	295,148
Bayerische Motoren Werke AG	1,544	121,423
Bayerische Motoren Werke AG (Preference)	500	25,724
Beiersdorf AG	497	27,579
Celesio AG	516	12,825
Commerzbank AG*	3,985	29,576
Continental AG	250	19,757
Daimler AG*	4,174	282,959
Deutsche Bank AG	4,557	238,102
Deutsche Boerse AG	977	67,629
Deutsche Lufthansa AG*	1,383	30,226
Deutsche Post AG	4,252	72,161
Deutsche Telekom AG	13,316	171,804
E.ON AG	8,755	268,325
Fraport AG Frankfurt Airport Services Worldwide	78	4,916
Fresenius Medical Care AG & Co. KGaA	918	53,032
Fresenius SE	181	15,177
Fresenius SE (Preference)	280	23,973
GEA Group AG	785	22,690
Hannover Ruckversicherung AG	356	19,093
HeidelbergCement AG	701	43,934
Henkel AG & Co. KGaA	635	32,767
Henkel AG & Co. KGaA (Preference)	882	54,847
Hochtief AG	206	17,491
Infineon Technologies AG*	4,714	43,862
K+S AG	722	54,377
Lanxess AG	391	30,880
Linde AG	835	126,701
MAN SE	431	51,254
Merck KGaA	264	21,114
Metro AG	665	47,880
Muenchener Ruckversicherung AG	885	134,170
Porsche Automobil Holding SE (Preference)	304	24,236
RWE AG	1,880	125,337
RWE AG (Preference)	206	13,211
Salzgitter AG	183	14,127
SAP AG	4,042	205,792
Siemens AG	3,896	482,620
Suedzucker AG	700	18,638
ThyssenKrupp AG	1,806	74,778
TUI AG*	198	2,778
United Internet AG	243	3,950
Volkswagen AG	252	35,662
Volkswagen AG (Preference)	687	111,451
Wacker Chemie AG	128	22,339

		4,279,371

Greece — 0.2%
Alpha Bank A.E.*	3,280	16,656
Coca-Cola Hellenic Bottling Co. S.A.	680	17,592
EFG Eurobank Ergasias S.A.*	1,674	8,389

	Number of Shares	Value†

Greece — (continued)
Hellenic Telecommunications Organization S.A.	590	$4,833
National Bank of Greece S.A.*	3,528	28,523
OPAP S.A.	1,080	18,675
Public Power Corp. S.A.	180	2,583

		97,251

Guernsey — 0.1%
Resolution Ltd.	8,025	29,290

Hong Kong — 2.7%
AIA Group Ltd.*	37,000	104,010
BOC Hong Kong Holdings Ltd.	17,500	59,551
Cathay Pacific Airways Ltd.	10,000	27,596
Cheung Kong Holdings Ltd.	6,000	92,554
Cheung Kong Infrastructure Holdings Ltd.	4,000	18,320
CLP Holdings Ltd.	9,500	77,121
Esprit Holdings Ltd.	4,272	20,336
Genting Singapore Plc*	34,000	58,020
Hang Lung Group Ltd.	8,000	52,594
Hang Lung Properties Ltd.	9,000	42,089
Hang Seng Bank Ltd.	3,100	50,970
Henderson Land Development Co., Ltd.	5,104	34,802
Hong Kong Exchanges & Clearing Ltd.	5,000	113,408
HongKong Electric Holdings Ltd.	7,000	44,128
Hopewell Holdings Ltd.	1,000	3,139
Hutchison Whampoa Ltd.	9,000	92,631
Kerry Properties Ltd.	4,009	20,889
Li & Fung Ltd.	10,000	58,023
MTR Corp.	6,165	22,446
New World Development Ltd.	14,711	27,632
Noble Group Ltd.	14,155	23,935
NWS Holdings Ltd.	3,481	5,285
Orient Overseas International Ltd.	2,000	19,401
Shangri-La Asia Ltd.	8,000	21,717
Sino Land Co., Ltd.	12,416	23,226
Sun Hung Kai Properties Ltd.	6,043	100,369
Swire Pacific Ltd., Class A	4,000	65,768
The Bank of East Asia Ltd.	5,949	24,912
The Hong Kong & China Gas Co., Ltd.	19,300	45,489
The Link Real Estate Investment Trust	14,183	44,066
Wharf Holdings Ltd.	6,000	46,161
Wheelock & Co., Ltd.	2,000	8,092
Wing Hang Bank Ltd.	2,000	27,661
Yue Yuen Industrial Holdings Ltd.	7,000	25,171

		1,501,512

Ireland — 0.5%
Anglo Irish Bank Corp. Plc*~	3,146	0
Bank of Ireland*	12,000	6,013
CRH Plc	3,370	69,802
Elan Corp. Plc*	1,453	8,058
Experian Plc	4,995	62,145
James Hardie Industries SE	1,387	9,618
Kerry Group Plc, Class A	1,174	39,174
Ryanair Holdings Plc*	862	4,343

90

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Ireland — (continued)
Shire Plc	2,574	$61,922

		261,075

Israel — 0.8%
The Israel Corp. Ltd.*	16	19,411
Bank Hapoalim BM*	4,200	21,861
Bank Leumi Le-Israel BM	5,100	26,114
Bezeq Israeli Telecommunication Corp. Ltd.	7,500	22,869
Cellcom Israel Ltd.	400	12,986
Elbit Systems Ltd.	300	16,004
Israel Chemicals Ltd.	2,300	39,428
Makhteshim-Agan Industries Ltd.*	3,300	16,916
NICE Systems Ltd.*	400	14,090
Partner Co.mmunications Co., Ltd.	700	14,203
Teva Pharmaceutical Industries Ltd.	4,406	230,947

		434,829

Italy — 2.3%
A2A SpA	1,615	2,221
Assicurazioni Generali SpA	5,328	101,173
Atlantia SpA	1,465	29,894
Autogrill SpA*	1,200	16,950
Banca Carige SpA	3,770	7,899
Banca Monte dei Paschi di Siena SpA*	7,196	8,183
Banco Popolare Societa Cooperative	3,276	14,840
Beni Stabili SpA*	576	493
Enel Green Power SpA*	8,768	18,524
Enel SpA	31,229	156,076
ENI SpA	12,193	266,238
Fiat SpA	3,168	65,322
Finmeccanica SpA	2,436	27,686
Intesa Sanpaolo SpA	34,172	92,699
Intesa Sanpaolo SpA, RNC	5,114	12,185
Luxottica Group SpA	649	19,774
Mediaset SpA	2,266	13,710
Mediobanco SpA*	2,550	22,694
Parmalat SpA	7,429	20,351
Prysmian SpA	913	15,556
Saipem SpA	1,299	63,949
Snam Rete Gas SpA	5,240	26,048
Telecom Italia SpA	43,883	56,706
Telecom Italia SpA, RSP	37,646	40,849
Terna Rete Elettrica Nasionale S.p.A.	8,545	36,083
UniCredit SpA	61,663	127,556
Unione di Banche Italiane ScpA	2,496	21,847

		1,285,506

Japan — 21.2%
Advantest Corp.	1,200	27,151
Aeon Co., Ltd.	2,600	32,536
Aeon Mall Co., Ltd.	500	13,425
Air Water, Inc.	1,000	12,773
Aisin Seiki Co., Ltd.	1,200	42,463
Ajinomoto Co. Inc.	3,000	31,260
Alfresa Holdings Corp.	200	8,880
All Nippon Airways Co., Ltd.	5,000	18,660

	Number of Shares	Value†

Japan — (continued)
Amada Co., Ltd.	1,000	$8,141
Asahi Breweries Ltd.	2,000	38,749
Asahi Glass Co., Ltd.	5,000	58,443
Asahi Kasei Corp.	7,000	45,695
Astellas Pharma, Inc.	2,000	76,241
Benesse Corp.	400	18,426
Bridgestone Corp.	3,300	63,773
Brother Industries Ltd.	1,500	22,244
Canon, Inc.	5,300	274,824
Casio Computer Co., Ltd.	400	3,227
Central Japan Railway Co.	7	58,628
Chiyoda Corp.	2,000	19,904
Chubu Electric Power Co., Inc.	2,900	71,295
Chugai Pharmaceutical Co., Ltd.	900	16,517
Chuo Mitsui Trust Holdings, Inc.	4,000	16,603
Citizen Holdings Co., Ltd.	800	5,518
Cosmo Oil Co., Ltd.	6,000	19,658
Credit Saison Co., Ltd.	1,000	16,443
Dai Nippon Printing Co., Ltd.	3,000	40,867
Daicel Chemical Industries Ltd.	2,000	14,608
Daihatsu Motor Co., Ltd.	1,000	15,347
Daiichi Sankyo Co., Ltd.	2,900	63,472
Daikin Industries Ltd.	1,300	46,114
Daito Trust Construction Co., Ltd.	400	27,393
Daiwa House Industry Co., Ltd.	2,000	24,584
Daiwa Securities Group, Inc.	9,000	46,336
Dena Co., Ltd.	300	10,760
Denki Kagaku Kogyo KK	4,000	19,017
Denso Corp.	2,400	82,828
Dentsu, Inc.	800	24,841
Dowa Holdings Co., Ltd.	3,000	19,695
East Japan Railway Co.	1,700	110,555
Eisai Co., Ltd.	1,200	43,454
Electric Power Development Co., Ltd.	500	15,685
Elpida Memory, Inc.*	900	10,475
FamilyMart Co., Ltd.	500	18,845
Fanuc Ltd.	900	138,231
Fast Retailing Co., Ltd.	300	47,777
Fuji Electric Holdings Co., Ltd.	1,000	3,116
Fuji Heavy Industries Ltd.	4,000	31,038
FUJIFILM Holdings Corp.	2,300	83,173
Fujitsu Ltd.	9,000	62,631
Fukuoka Financial Group, Inc.	6,000	26,087
Furukawa Electric Co., Ltd.	4,000	17,983
GS Yuasa Corp.	2,000	13,844
Gunma Bank Ltd.	1,000	5,493
Hamamatsu Photonics KK	500	18,278
Hankyu Hanshin Holdings, Inc.	7,000	32,504
Hirose Electric Co., Ltd.	100	11,270
Hitachi Chemical Co., Ltd.	1,000	20,705
Hitachi Construction Machinery Co., Ltd.	200	4,794
Hitachi Ltd.	21,000	111,997
Hitachi Metals Ltd.	1,000	12,009
Hitamitsu Pharmaceutical Co., Ltd.	400	16,849
Hokkaido Electric Power Co., Inc.	900	18,401

91

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Hokuhoku Financial Group, Inc.	9,000	$18,290
Hokuriku Electric Power Co.	1,200	29,486
Honda Motor Co., Ltd.	8,000	316,788
Hoya Corp.	2,200	53,435
IBIDEN Co., Ltd.	500	15,778
Idemitsu Kosan Co., Ltd.	100	10,617
IHI Corp.	3,000	6,688
INPEX Holdings, Inc.	11	64,423
Isetan Mitsukoshi Holdings Ltd.	2,500	29,068
Isuzu Motors Ltd.	6,000	27,269
ITOCHU Corp.	7,500	75,933
J. Front Retailing Co., Ltd.	1,000	5,469
Japan Prime Realty Investment Corp.	5	15,396
Japan Real Estate Investment Corp.	3	31,112
Japan Retail Fund Investment Corp.	10	19,177
Japan Tobacco, Inc.	22	81,426
JFE Holdings, Inc.	2,200	76,630
JGC Corp.	1,000	21,764
Joyo Bank Ltd.	4,000	17,588
JS Group Corp.	1,300	28,613
JSR Corp.	900	16,794
JTEKT Corp.	400	4,720
Jupiter Telecommunications Co., Ltd.	12	12,622
JX Holdings, Inc.	10,990	74,584
Kajima Corp.	2,000	5,321
Kamigumi Co., Ltd.	1,000	8,400
Kaneka Corp.	2,000	13,869
Kansai Paint Co., Ltd.	2,000	19,362
Kao Corp.	2,500	67,373
Kawasaki Heavy Industries Ltd.	7,000	23,537
Kawasaki Kisen Kaisha Ltd.	4,000	17,588
KDDI Corp.	15	86,649
Keihin Electric Express Railway Co., Ltd.	2,000	17,662
Keio Corp.	3,000	20,471
Keisei Electric Railway Co., Ltd.	1,000	6,676
Keyence Corp.	210	60,835
Kikkoman Corp.	1,000	11,208
Kintetsu Corp.	9,000	28,156
Kirin Holdings Co., Ltd.	4,000	56,115
Kobe Steel Ltd.	11,000	27,910
Komatsu Ltd.	4,500	136,181
Konami Corp.	200	4,252
Konica Minolta Holdings, Inc.	2,000	20,791
Kubota Corp.	5,000	47,358
Kuraray Co., Ltd.	1,500	21,505
Kurita Water Industries Ltd.	300	9,452
Kyocera Corp.	700	71,474
Kyowa Hakko Kirin Co., Ltd.	1,000	10,297
Kyushu Electric Power Co., Inc.	1,800	40,350
Lawson, Inc.	400	19,781
Makita Corp.	700	28,624
Marubeni Corp.	7,000	49,230
Marui Group Co., Ltd.	600	4,892
Mazda Motor Corp.	7,000	20,089
Medipal Holdings Corp.	1,000	11,024

	Number of Shares	Value†

Japan — (continued)
MEIJI Holdings Co., Ltd.	200	$9,041
Minebea Co., Ltd.	2,000	12,612
Mitsubishi Chemical Holdings Corp.	7,500	50,899
Mitsubishi Corp.	6,200	167,848
Mitsubishi Electric Corp.	10,000	104,939
Mitsubishi Estate Co., Ltd.	6,000	111,295
Mitsubishi Gas Chemical Co., Inc.	1,000	7,107
Mitsubishi Heavy Industries Ltd.	14,000	52,593
Mitsubishi Materials Corp.*	5,000	15,950
Mitsubishi Motors Corp.*	21,000	30,521
Mitsubishi Tanabe Pharma Corp.	1,000	16,886
Mitsubishi UFJ Financial Group, Inc.	59,800	323,343
Mitsubishi UFJ Lease & Finance Co., Ltd.	130	5,156
Mitsui & Co., Ltd.	8,400	138,741
Mitsui Chemicals, Inc.	5,000	17,921
Mitsui Engineering & Shipbuilding Co., Ltd.	1,000	2,648
Mitsui Fudosan Co., Ltd.	4,000	79,764
Mitsui Mining & Smelting Co., Ltd.	4,000	13,204
Mitsui OSK Lines Ltd.	6,000	40,941
Mitsui Sumitomo Insurance Group Holdings, Inc.	2,790	69,930
Mitsumi Electric Co., Ltd.	100	1,840
Mizuho Financial Group, Inc.	101,600	191,462
Mizuho Securities Co., Ltd.	7,000	20,089
Mizuho Trust & Banking Co., Ltd.	3,000	3,104
Murata Manufacturing Co., Ltd.	1,000	70,083
Namco Bandai Holdings, Inc.	400	4,296
NEC Corp.	13,000	39,069
NGK Insulators Ltd.	1,000	16,320
NGK Spark Plug Co., Ltd.	1,000	15,347
Nidec Corp.	500	50,560
Nikon Corp.	1,600	32,457
Nintendo Co., Ltd.	500	146,755
Nippon Building Fund, Inc.	3	30,780
Nippon Electric Glass Co., Ltd.	2,000	28,871
Nippon Express Co., Ltd.	5,000	22,540
Nippon Meat Packers, Inc.	1,000	13,068
Nippon Paper Group, Inc.	200	5,247
Nippon Sheet Glass Co., Ltd.	1,000	2,697
Nippon Steel Corp.	23,000	82,720
Nippon Telegraph & Telephone Corp.	2,500	113,160
Nippon Yusen K.K.	8,000	35,472
Nissan Chemical Industries Ltd.	1,000	12,970
Nissan Motor Co., Ltd.	12,400	118,059
Nisshin Seifun Group, Inc.	500	6,349
Nisshin Steel Co., Ltd.	2,000	4,459
Nissin Food Products Co., Ltd.	200	7,168
Nitori Holdings Co., Ltd.	100	8,745
Nitto Denko Corp.	900	42,401
NKSJ Holdings, Inc.	7,700	56,714
NOK Corp.	1,000	20,840
Nomura Holdings, Inc.	17,800	112,908
Nomura Real Estate Holdings, Inc.	1,000	18,217
Nomura Research Institute Ltd.	200	4,454
NSK Ltd.	3,000	27,122

92

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SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
NTN Corp.	1,000	$5,309
NTT Data Corp.	6	20,773
NTT DoCoMo, Inc.	70	122,256
Obayashi Corp.	4,000	18,426
Odakyu Electric Railway Co., Ltd.	3,000	27,934
Oji Paper Co., Ltd.	4,000	19,362
Olympus Corp.	1,000	30,275
OMRON Corp.	1,000	26,493
Ono Pharmaceutical Co., Ltd.	300	14,004
Oracle Corp. Japan	200	9,829
Oriental Land Co., Ltd.	300	27,787
ORIX Corp.	510	50,190
Osaka Gas Co., Ltd.	8,000	31,038
Panasonic Corp.	9,000	127,811
Rakuten, Inc.	28	23,451
Resona Holdings, Inc.	2,400	14,396
Ricoh Co., Ltd.	3,000	43,971
Rinnai Corp.	300	18,327
Rohm Co., Ltd.	500	32,639
Sankyo Co., Ltd.	400	22,589
Santen Pharmaceutical Co., Ltd.	200	6,947
SBI Holdings, Inc.	101	15,326
Secom Co., Ltd.	1,000	47,358
Sega Sammy Holdings, Inc.	1,200	22,835
Seiko Epson Corp.	800	14,583
Sekisui Chemical Co., Ltd.	1,000	7,181
Sekisui House Ltd.	3,000	30,336
Senshu Ikeda Holdings Inc	11,000	15,716
Seven & I Holdings Co., Ltd.	3,300	88,201
Sharp Corp.	5,000	51,546
Shikoku Electric Power Co., Inc.	700	20,589
Shimadzu Corp.	1,000	7,772
Shimamura Co., Ltd.	200	18,549
Shimano, Inc.	500	25,434
Shimizu Corp.	1,000	4,274
Shin-Etsu Chemical Co., Ltd.	2,100	113,807
Shinsei Bank Ltd.*	2,000	2,611
Shionogi & Co., Ltd.	1,100	21,718
Shiseido Co., Ltd.	1,700	37,145
Showa Denko K.K.	9,000	20,286
Showa Shell Sekiyu K.K.	500	4,582
SMC Corp.	300	51,398
Softbank Corp.	3,800	131,565
Sojitz Corp.	9,400	20,608
Sony Corp.	4,800	173,046
Sony Financial Holdings, Inc.	6	24,276
Square Enix Holdings Co., Ltd.	1,000	17,736
Stanley Electric Co., Ltd.	300	5,605
SUMCO Corp.*	200	2,857
Sumitomo Chemical Co., Ltd.	6,000	29,560
Sumitomo Corp.	5,200	73,590
Sumitomo Electric Industries Ltd.	3,600	50,016
Sumitomo Heavy Industries Ltd.	3,000	19,288
Sumitomo Metal Industries Ltd.	14,000	34,487
Sumitomo Metal Mining Co., Ltd.	2,000	34,955

	Number of Shares	Value†

Japan — (continued)
Sumitomo Mitsui Financial Group, Inc.	6,600	$235,093
Sumitomo Realty & Development Co., Ltd.	2,000	47,765
Sumitomo Rubber Industries Ltd.	1,200	12,534
Suruga Bank Ltd.	1,000	9,311
Suzuken Co., Ltd.	400	12,218
Suzuki Motor Corp.	1,800	44,340
Sysmex Corp.	200	13,869
T&D Holdings, Inc.	1,300	32,984
Taisei Corp.	2,000	4,680
Taisho Pharmaceutical Co., Ltd.	1,000	21,887
Taiyo Nippon Sanso Corp.	1,000	8,831
Takashimaya Co., Ltd.	1,000	8,572
Takeda Pharmaceutical Co., Ltd.	3,600	177,140
TDK Corp.	600	41,754
Teijin Ltd.	6,000	25,644
Terumo Corp.	800	45,030
The 77 Bank Ltd.	2,000	10,617
The Bank of Kyoto Ltd.	1,000	9,484
The Bank of Yokohama Ltd.	7,000	36,298
The Chiba Bank Ltd.	4,000	26,013
The Chugoku Bank Ltd.	1,000	12,107
The Chugoku Electric Power Co., Inc.	1,200	24,387
The Dai-ichi Life Insurance Co., Ltd.	33	53,611
The Hachijuni Bank Ltd.	1,000	5,592
The Hiroshima Bank Ltd.	5,000	21,062
The Iyo Bank Ltd.	1,000	8,006
The Japan Steel Works Ltd.	1,000	10,445
The Kansai Electric Power Co., Inc.	3,800	93,795
The Nishi-Nippon City Bank Ltd.	1,000	3,042
The Shizuoka Bank Ltd.	3,000	27,676
The Sumitomo Trust & Banking Co., Ltd.	7,000	44,143
THK Co., Ltd.	1,000	22,995
Tobu Railway Co., Ltd.	3,000	16,849
Toho Co., Ltd.	200	3,212
Toho Gas Co., Ltd.	1,000	5,001
Tohoku Electric Power Co., Inc.	2,500	55,733
Tokio Marine Holdings, Inc.	3,200	95,657
Tokuyama Corp.	1,000	5,173
Tokyo Electric Power Co., Inc.	7,100	173,412
Tokyo Electron Ltd.	800	50,647
Tokyo Gas Co., Ltd.	12,000	53,209
Tokyu Corp.	4,000	18,327
Tokyu Land Corp.	1,000	5,025
TonenGeneral Sekiyu K.K.	1,000	10,937
Toppan Printing Co., Ltd.	4,000	36,556
Toray Industries, Inc.	7,000	41,816
Toshiba Corp.	18,000	97,992
Tosoh Corp.	6,000	19,510
TOTO Ltd.	1,000	7,255
Toyo Seikan Kaisha Ltd.	1,000	19,029
Toyoda Gosei Co., Ltd.	400	9,395
Toyota Industries Corp.	700	21,735
Toyota Motor Corp.	13,300	527,479
Toyota Tsusho Corp.	1,100	19,374
Trend Micro, Inc.	500	16,511

93

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Tsumura & Co.	200	$6,476
Ube Industries Ltd.	7,000	21,037
Unicharm Corp.	600	23,870
Ushio, Inc.	700	13,346
USS Co., Ltd.	110	8,996
West Japan Railway Co.	10	37,381
Yahoo! Japan Corp.	64	24,831
Yakult Honsha Co., Ltd.	600	17,285
Yamada Denki Co., Ltd.	340	23,200
Yamaguchi Financial Group, Inc.	1,000	10,124
Yamaha Corp.	300	3,725
Yamaha Motor Co., Ltd.	1,400	22,813
Yamato Holdings Co., Ltd.	2,000	28,476
Yamato Kogyo Co., Ltd.	1,000	30,238
Yaskawa Electric Corp.	2,000	18,919
Yokogawa Electric Corp.	2,000	15,913

		11,690,349

Jersey — 0.1%
Randgold Resources Ltd.	474	38,983

Luxembourg — 0.5%
ArcelorMittal	3,994	151,470
Millicom International Cellular S.A.	326	31,312
SES S.A.	1,400	33,329
Tenaris S.A.	1,927	47,253

		263,364

Mexico — 0.1%
Fresnillo Plc	1,200	31,207

Netherlands — 4.2%
Aegon N.V.*	6,427	39,301
Akzo Nobel N.V.	940	58,391
ASML Holding N.V.	1,787	69,013
Corio N.V.	273	17,517
Delta Lloyd NV	720	14,514
European Aeronautic Defence & Sapce Co. N.V.*	1,819	42,392
Fugro N.V.	289	23,751
Heineken Holdings N.V.	420	18,255
Heineken N.V.	1,335	65,454
ING Groep N.V.*	18,152	176,589
Koninklijke Ahold N.V.	5,552	73,272
Koninklijke Boskalis Westminster N.V.	415	19,798
Koninklijke DSM N.V.	674	38,373
Koninklijke KPN N.V.	7,611	111,064
Koninklijke Philips Electronics N.V.	4,456	136,479
Koninklijke Vopak N.V.	370	17,478
QIAGEN N.V.*	1,189	23,245
Randstad Holding N.V.*	435	22,961
Reed Elsevier N.V.	3,459	42,789
Royal Dutch Shell Plc, A Shares	16,751	558,497
Royal Dutch Shell Plc, B Shares	12,947	426,924
SBM Offshore N.V.	693	15,525
TNT N.V.	1,845	48,693
Unilever N.V.	7,867	244,947

	Number of Shares	Value†

Netherlands — (continued)
Wolters Kluwer N.V.	1,285	$28,161

		2,333,383

New Zealand — 0.1%
Auckland International Airport Ltd.	6,021	10,228
Fletcher Building Ltd.	3,266	19,494
Telecom Corp. of New Zealand Ltd.	13,015	22,006

		51,728

Norway — 0.7%
Aker Solutions ASA	800	13,608
DnB NOR ASA	3,688	51,764
Norsk Hydro ASA	4,261	31,116
Orkla ASA	3,563	34,622
Renewable Energy Corp. AS*	4,240	12,927
StatoilHydro ASA	5,899	140,119
Telenor ASA	3,419	55,547
Yara International ASA	1,000	57,840

		397,543

Portugal — 0.2%
Banco Comercial Portugues S.A.	14,323	11,139
Banco Espirito Santo S.A.	3,884	14,948
Brisa Auto-Estradas de Portugal SA	510	3,557
Cimentos de Portugal, SGPS S.A.	2,109	14,289
Energias de Portugal S.A.	6,268	20,864
Galp Energia SGPS, S.A., B Shares	1,326	25,410
Jeronimo Martins SGPS S.A.	1,200	18,281
Portugal Telecom SGPS, S.A.	2,710	30,347

		138,835

Singapore — 1.4%
Ascendas Real Estate Investment Trust	15,000	24,194
CapitaLand Ltd.	14,000	40,472
Capitamall Trust Management Ltd.	5,700	8,661
CapitaMalls Asia Ltd.	7,000	10,582
City Developments Ltd.	3,000	29,361
ComfortDelGro Corp. Ltd.	4,000	4,831
DBS Group Holdings Ltd.	7,741	86,376
Fraser & Neave Ltd.	5,000	24,974
Golden Agri-Resources Ltd.	42,000	26,181
Jardine Cycle & Carriage Ltd.	1,000	28,519
Keppel Corp. Ltd.	6,000	52,924
Keppel Land Ltd.	5,000	18,701
Olam International Ltd.	3,041	7,440
Oversea-Chinese Banking Corp. Ltd.	10,634	81,867
SembCorp Industries Ltd.	2,000	8,010
SembCorp Marine Ltd.	7,000	29,291
Singapore Airlines Ltd.	2,000	23,844
Singapore Exchange Ltd.	4,000	26,244
Singapore Press Holdings Ltd.	7,000	21,709
Singapore Technologies Engineering Ltd.	7,000	18,654
Singapore Telecommunications Ltd.	39,000	92,687
United Overseas Bank Ltd.	5,174	73,376
Wilmar International Ltd.	10,000	43,870

		782,768

94

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Spain — 3.2%
Abertis Infraestructuras S.A.	1,521	$27,348
Acciona S.A.	126	8,924
Acerinox S.A.	263	4,613
ACS Actividades de Construccion y Servicios S.A.	740	34,685
Amadeus IT Holding S.A.	1,154	24,180
Banco Bilbao Vizcaya Argentaria, Chile S.A.	20,325	205,333
Banco de Sabadell S.A.	5,606	22,099
Banco de Valencia S.A.	605	2,652
Banco Popular Espanol S.A.	4,340	22,270
Banco Santander S.A.	39,330	416,672
Bankinter S.A.	588	3,266
Criteria CaixaCorp S.A.	6,621	35,232
EDP Renovaveis S.A.*	873	5,060
Enagas	797	15,885
Ferrovial S.A.	1,969	19,563
Fomento de Construcciones y Contratas S.A.	800	21,017
Gas Natural SDG S.A.	1,014	15,569
Gestevision Telecinco S.A.	1,300	14,297
Grifols S.A.	1,270	17,311
Iberdrola Renovables S.A.	2,539	9,011
Iberdrola S.A.	18,543	142,926
Iberia Lineas Aereas de Espana S.A.	3,400	14,516
Inditex S.A.	1,022	76,521
Indra Sistemas S.A.	203	3,468
Mapfre S.A.	5,395	14,981
Red Electrica de Espana S.A.	525	24,695
Repson YPF S.A.	3,387	94,369
Telefonica S.A.	19,797	448,807
Zardoya Otis S.A.	276	3,887

		1,749,157

Sweden — 3.1%
Alfa Laval AB	1,900	40,030
Assa Abloy AB, B Shares	1,200	33,811
Atlas Copco AB, A Shares	3,450	87,050
Atlas Copco AB, B Shares	2,290	51,788
Boliden AB	1,000	20,325
CDON Group AB	200	925
Electrolux AB, B Shares	860	24,423
Getinge AB, B Shares	844	17,682
Hennes & Mauritz AB, B Shares	4,900	163,196
Hexagon AB, B Shares	1,466	31,431
Holmen AB	500	16,459
Husqvarna AB, B Shares	2,834	23,660
Investor AB, B Shares	2,300	49,210
Kinnevik Investment AB, B Shares	1,200	24,444
Modern Times Group AB, B Shares	200	13,233
Nordea Bank AB	15,725	171,029
Ratos AB, B Shares	700	25,916
Sandvik AB	5,109	99,587
Scania AB, B Shares	1,700	39,103
Securitas AB, B Shares	1,200	14,033
Skandinaviska Enskilda Banken AB, A Shares	6,680	55,719

	Number of Shares	Value†

Sweden — (continued)
Skanska AB, B Shares	2,100	$41,621
SKF AB, B Shares	1,600	45,581
Ssab Svenskt Stal AB, A Shares	1,400	23,522
Svenska Cellulosa AB, B Shares	2,300	36,318
Svenska Handelsbanken AB, A Shares	2,300	73,490
Swedbank AB, A Shares*	3,350	46,721
Swedish Match AB	1,200	34,739
Tele2 AB, B Shares	1,416	29,391
Telefonaktiebolaget LM Ericsson, B Shares	15,556	180,756
TeliaSonera AB	10,900	86,381
Volvo AB, B Shares*	6,741	118,770

		1,720,344

Switzerland — 7.8%
ABB Ltd.*	10,116	225,365
Actelion Ltd.*	358	19,604
Adecco S.A.	528	34,588
Aryzta AG	492	22,706
Baloise Holding AG	303	29,490
Compagnie Financiere Richemont SA	2,389	140,529
Credit Suisse Group AG	5,158	207,809
GAM Holding Ltd.	656	10,840
Geberit AG	167	38,615
Givaudan S.A.	30	32,374
Holcim Ltd.	1,132	85,536
Julius Baer Group Ltd.	1,033	48,391
Kuehne & Nagel International AG	317	44,075
Lindt & Spruengli AG	1	32,193
Lindt & Spruengli AG, Participation Certificates	3	9,067
Logitech International S.A.*	1,139	21,684
Lonza Group AG	223	17,876
Nestle S.A.	16,631	973,847
Novartis AG	9,961	585,409
Pargesa Holding S.A.	49	4,161
Roche Holding AG	3,386	496,130
Schindler Holding AG	145	17,353
Schindler Holding AG, Participation Certificates	194	22,948
SGS S.A.	25	41,952
Sika AG	9	19,742
Sonova Holding AG	157	20,267
STMicroelectronics N.V.	3,129	32,359
Straumann Holding AG	19	4,349
Swiss Life Holding AG	175	25,305
Swiss Reinsurance	1,550	83,385
Swisscom AG	91	40,011
Syngenta AG	427	124,903
The Swatch Group AG	137	61,071
The Swatch Group AG, Registered Shares	282	22,741
UBS AG*	17,119	281,045
Xstrata Plc	9,440	221,577
Zurich Financial Services AG	727	188,320

		4,287,617

95

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — 17.7%
3i Group Plc	4,517	$23,134
Admiral Group Plc	1,092	25,793
Aggreko Plc	1,370	31,655
AMEC Plc	1,738	31,162
Anglo American Plc	6,091	316,753
Antofagasta Plc	1,823	45,817
ARM Holdings Plc	6,880	45,405
Associated British Foods Plc	1,748	32,186
AstraZeneca Plc	6,855	312,290
Autonomy Corp. Plc*	1,092	25,623
Aviva Plc	14,121	86,522
Babcock International Group Plc	1,950	17,360
BAE Systems Plc	15,758	81,075
Balfour Beatty Plc	4,201	20,494
Barclays Plc	53,035	216,349
BG Group Plc	16,041	324,121
BHP Billiton Plc	10,365	412,241
BP Plc	90,333	655,668
British Airways Plc*	2,764	11,743
British American Tobacco Plc	9,480	364,109
British Land Co. Plc	4,766	38,974
British Sky Broadcasting Group Plc	5,867	67,323
BT Group Plc	34,986	98,620
Bunzl Plc	1,761	19,741
Burberry Group Plc	1,938	33,962
Cable & Wireless Worldwide	9,063	9,283
Cairn Energy Plc*	5,960	39,027
Carnival Plc	866	40,262
Centrica Plc	23,725	122,657
Cobham Plc	4,326	13,725
Compass Group Plc	8,552	77,467
Diageo Plc	11,967	221,093
Essar Energy Plc	1,915	17,317
Eurasian Natural Resources Corp.	1,476	24,117
Firstgroup Plc	2,601	16,152
G4S Plc	5,282	20,967
GlaxoSmithKline Plc	24,541	474,444
Hammerson Plc	2,901	18,870
Home Retail Group Plc	4,117	12,099
HSBC Holdings Plc	84,212	854,855
ICAP Plc	3,290	27,442
Imperial Tobacco Group Plc	5,017	153,936
Inmarsat Plc	1,718	18,040
Intercontinental Hotels Group Plc	1,325	25,678
International Power Plc	6,942	47,362
Intertek Group Plc	932	25,792
Invensys Plc	4,412	24,364
Investec Plc	2,501	20,549
ITV Plc*	22,089	24,124
J. Sainsbury Plc	6,523	38,269
Johnson Matthey Plc	994	31,584
Kazakhmys Plc	824	20,735
Kingfisher Plc	10,133	41,613
Land Securities Group Plc	3,963	41,644
Legal & General Group Plc	27,849	42,008

	Number of Shares	Value†

United Kingdom — (continued)
Liberty International Plc	1,515	$9,864
Lloyds Banking Group Plc*	193,540	198,247
London Stock Exchange Group Plc	323	4,220
Lonmin Plc*	599	18,360
Man Group Plc	8,839	40,791
Marks & Spencer Group Plc	7,889	45,386
National Grid Plc	16,328	140,776
Next Plc	769	23,679
Old Mutual Plc	26,167	50,221
Pearson Plc	3,718	58,431
Petrofac Ltd.	1,394	34,491
Prudential Plc	11,700	121,852
Reckitt Benckiser Group Plc	3,068	168,611
Reed Elsevier Plc	6,362	53,711
Rexam Plc	3,745	19,426
Rio Tinto Plc	6,864	480,127
Rolls-Royce Group Plc	8,148	79,143
Rolls-Royce Group Plc, C Shares*~	521,472	813
Royal Bank of Scotland Group Plc*	77,485	47,199
RSA Insurance Group Plc	17,323	33,814
SABMiller Plc	4,668	164,224
Schroders Plc	450	13,014
Scottish & Southern Energy Plc	4,450	84,990
Segro Plc	3,302	14,744
Serco Group Plc	2,287	19,807
Severn Trent Plc	1,099	25,325
Smith & Nephew Plc	4,409	46,503
Smiths Group Plc	1,949	37,831
Standard Chartered Plc	10,755	289,332
Standard Life Plc	10,535	35,478
Tesco Plc	37,066	245,604
The Capita Group Plc	3,054	33,164
The Sage Group Plc	6,102	26,010
The Weir Group Plc	992	27,530
Thomas Cook Group Plc	5,125	15,158
TUI Travel Plc	1,257	4,825
Tullow Oil Plc	4,442	87,330
Unilever Plc	6,409	196,147
United Utilities Group Plc	3,483	32,147
Vedanta Resources Plc	511	20,053
Vodafone Group Plc	252,591	652,940
Whitbread Plc	811	22,633
WM Morrison Supermarkets Plc	9,797	40,874
Wolseley Plc*	1,475	47,051
WPP Group Plc	5,751	70,789

		9,766,260

United States — 0.3%
Synthes, Inc.	273	36,877
Transocean Ltd.*#	1,543	107,254

		144,131

TOTAL COMMON STOCKS (Cost $45,990,583)		52,457,936

96

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev N.V.*	256	$1

Hong Kong — 0.0%
Henderson Land Development Co., Ltd.	1,000	232

Italy — 0.0%
Mediobanca SpA	1,036	8
Unione di Banche Italiane ScpA	1,536	6

		14

TOTAL WARRANTS (Cost $0)		247

SHORT-TERM INVESTMENTS — 4.9%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,343,839	1,343,839
BlackRock Liquidity Funds TempFund - Institutional Shares	$1,343,837	1,343,837

TOTAL SHORT-TERM INVESTMENTS (Cost $2,687,676)		2,687,676

SECURITIES LENDING COLLATERAL — 0.1%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.163%, 01/03/2011 (Cost $63,900)	63,900	63,900

TOTAL INVESTMENTS — 100.0% (Cost $48,742,159)		$55,209,759

~	Fair valued security. The total market value of fair valued securities at December 31, 2010 is $813.
†	See Security Valuation Note.
*	Non-income producing security.
§	Restricted security.
#	Security position is either entirely or partially on loan.

NVDR — Non Voting Depositary Receipt.

Plc — Public Limited Company.

PPS — Partially Protected Shares.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.1%	$73,369
Aerospace & Defense	0.6%	303,388
Agriculture	1.3%	704,261
Airlines	0.3%	151,896
Apparel	0.5%	240,556
Auto Manufacturers	3.9%	2,032,156
Auto Parts & Equipment	0.9%	446,233
Banks	14.2%	7,438,407
Beverages	1.9%	997,314
Biotechnology	0.2%	129,844
Building Materials	1.2%	640,702
Chemicals	3.8%	2,012,272

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Coal	—%	$15,946
Commercial Services	1.3%	704,438
Computers	0.4%	219,091
Cosmetics & Personal Care	0.5%	274,093
Distribution & Wholesale	1.3%	678,917
Diversified	—%	24,194
Diversified Financial Services	1.3%	691,663
Diversified Operations	0.1%	52,924
Electric	4.0%	2,077,212
Electrical Components & Equipment	1.2%	615,041
Electronics	1.4%	722,812
Energy-Alternate Sources	0.1%	43,884
Engineering & Construction	1.4%	756,567
Entertainment	0.2%	117,649
Environmental Control	—%	9,452
Food	5.3%	2,756,465
Food Service	0.1%	77,467
Forest Products & Paper	0.3%	139,437
Gas	0.6%	314,896
Hand & Machine Tools	0.5%	246,021
Healthcare Products	0.8%	397,130
Healthcare Services	0.1%	70,864
Holding Companies	0.9%	468,779
Home Builders	0.1%	62,101
Home Furnishings	0.7%	376,826
Household Products & Wares	0.6%	290,199
Insurance	4.6%	2,387,124
Internet	0.2%	99,017
Investment Companies	0.3%	174,756
Iron & Steel	1.3%	670,795
Leisure Time	0.3%	137,830
Lodging	0.5%	238,948
Machinery — Construction & Mining	0.5%	279,813
Machinery — Diversified	1.0%	528,809
Media	1.3%	657,388
Metal Fabricate/Hardware	0.5%	253,734
Mining	5.7%	2,988,916
Miscellaneous Manufacturing	1.5%	802,371
Mixed Industrial/Office	0.5%	274,618
Office & Business Equipment	0.6%	340,348
Oil & Gas	7.2%	3,792,858
Oil & Gas Services	0.4%	231,412
Packaging and Containers	0.1%	70,261
Pharmaceuticals	6.4%	3,339,498
Real Estate	1.6%	839,702
Real Estate Investment Trusts	0.5%	251,591
Retail	2.3%	1,223,587
Semiconductors	0.6%	300,184
Shipbuilding	0.1%	60,216
Software	0.7%	343,058
Strip Centers	0.3%	153,979
Telecommunications	6.3%	3,291,065
Textiles	0.2%	88,965
Toys, Games & Hobbies	0.3%	151,051
Transportation	1.8%	956,242
Venture Capital	—%	23,134
Water	0.3%	132,200

	100.0%	$52,457,936

97

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

DEVELOPED INTERNATIONAL INDEX FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$4,558,669	$4,558,669	$—	$—
Austria	183,967	183,967	—	—
Belgium	459,623	459,623	—	—
Bermuda	43,799	43,799	—	—
Cayman Islands	17,909	17,909	—	—
China	72,675	72,675	—	—
Cyprus	9,422	9,422	—	—
Denmark	538,353	538,353	—	—
Finland	582,053	582,053	—	—
France	4,706,963	4,706,963	—	—
Germany	4,279,371	4,279,371	—	—
Greece	97,251	97,251	—	—
Guernsey	29,290	29,290	—	—
Hong Kong	1,501,512	1,501,512	—	—
Ireland	261,075	261,075	—	—
Israel	434,829	434,829	—	—
Italy	1,285,506	1,285,506	—	—
Japan	11,690,349	11,690,349	—	—
Jersey	38,983	38,983	—	—
Luxembourg	263,364	263,364	—	—
Mexico	31,207	31,207	—	—
Netherlands	2,333,383	2,333,383	—	—
New Zealand	51,728	51,728	—	—
Norway	397,543	397,543	—	—
Portugal	138,835	138,835	—	—
Singapore	782,768	782,768	—	—
Spain	1,749,157	1,749,157	—	—
Sweden	1,720,344	1,720,344	—	—
Switzerland	4,287,617	4,287,617	—	—
United Kingdom	9,766,260	9,765,447	813	—
United States	144,131	144,131	—	—
WARRANTS	247	247	—	—
SHORT-TERM INVESTMENTS	2,687,676	2,687,676	—	—
SECURITIES LENDING COLLATERAL	63,900	63,900	—	—

TOTAL INVESTMENTS	$55,209,759	$55,208,946	$813	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

$49,631,123 was transferred from Level 2 into Level 1 at 12/31/10 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets in the prior year. The Portfolio did not have any transfers in and transfers out of the level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

98

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INTERNATIONAL EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — 95.4%
Australia — 5.9%
Coca-Cola Amatil Ltd.	359,356	$3,991,579
QBE Insurance Group Ltd.	321,821	5,974,216
Woolworths Ltd.	338,875	9,347,822

		19,313,617

Belgium — 1.5%
Colruyt S.A.	96,945	4,929,319

Brazil — 6.5%
AES Tiete S.A. (Preference)	200,861	2,904,015
CETIP S.A. - Balcao Organizado de Ativos e Derivativos	156,357	2,222,907
Cielo S.A.	133,500	1,081,672
Companhia de Bebidas das Americas ADR#	191,630	5,946,279
CPFL Energia S.A.	99,300	2,464,554
Redecard S.A.	130,300	1,652,298
Souza Cruz S.A.	93,574	5,095,273

		21,366,998

Canada — 3.5%
Canadian National Railway Co.	46,000	3,069,596
Canadian Natural Resources Ltd.	190,128	8,480,516

		11,550,112

China — 0.5%
Baidu, Inc. ADR*#	17,738	1,712,249

Denmark — 4.2%
Novo Nordisk A/S, B Shares	121,067	13,651,929

France — 4.7%
BioMerieux	51,600	5,090,150
Bureau Veritas S.A.	56,700	4,297,601
Cie Generale d’Optique Essilor International S.A.	92,956	5,984,199

		15,371,950

Germany — 1.6%
Muenchener Ruckversicherung AG	34,857	5,284,469

India — 12.4%
Bharat Heavy Electricals Ltd.	73,299	3,809,122
HDFC Bank Ltd.	256,152	13,441,177
Hero Honda Motors Ltd.	51,331	2,282,315
Housing Development Finance Corp.	714,610	11,640,080
ITC Ltd.	1,466,274	5,727,044
Jain Irrigation Systems Ltd.	194,500	914,322
Nestle India Ltd.	30,948	2,639,560

		40,453,620

Ireland — 3.1%
Covidien Plc	222,176	10,144,556

Japan — 3.8%
Nitori Holdings Co. Ltd.	81,600	7,135,854
Secom Co. Ltd.	111,700	5,289,894

		12,425,748

Netherlands — 2.5%
Core Laboratories NV#	92,190	8,209,520

	Number of Shares	Value†

Singapore — 1.0%
Oversea-Chinese Banking Corp. Ltd.	417,700	$3,215,706

Switzerland — 8.4%
Kuehne & Nagel International AG	25,200	3,503,743
Nestle S.A.	262,210	15,354,008
Novartis AG	102,700	6,035,685
Roche Holding AG	16,607	2,433,325

		27,326,761

United Kingdom — 30.4%
Admiral Group Plc	151,380	3,575,627
Amlin Plc	723,796	4,614,284
British American Tobacco Plc	493,056	18,937,379
Bunzl Plc	204,200	2,289,052
Diageo Plc	409,645	7,568,278
Domino’s Pizza UK & IRL Plc	362,262	3,114,866
G4S Plc	495,275	1,965,965
Imperial Tobacco Group Plc	461,621	14,163,862
Reckitt Benckiser Group Plc	181,838	9,993,435
SABMiller Plc	187,501	6,596,445
Scottish & Southern Energy Plc	133,876	2,556,877
Standard Chartered Plc	353,443	9,508,355
Tesco Plc	1,535,947	10,177,385
The Capita Group Plc	397,217	4,313,403

		99,375,213

United States — 5.4%
Philip Morris International, Inc.	300,246	17,573,398

TOTAL COMMON STOCKS (Cost $245,013,509)		311,905,165

SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,648,474	2,648,474
BlackRock Liquidity Funds TempFund - Institutional Shares	2,648,474	2,648,474

TOTAL SHORT-TERM INVESTMENTS (Cost $5,296,948)		5,296,948

SECURITIES LENDING COLLATERAL — 3.0%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.163%, 01/03/2011 (Cost $9,713,099)	9,713,099	9,713,099

TOTAL INVESTMENTS — 100.0% (Cost $260,023,556)		$326,915,212

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

Plc — Public Limited Company.

99

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

INTERNATIONAL EQUITY FUND

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	19.7%	$61,496,956
Banks	8.4%	26,165,238
Beverages	7.7%	24,102,581
Commercial Services	6.2%	19,237,587
Diversified Financial Services	5.0%	15,515,285
Electric	2.6%	7,925,446
Electrical Components & Equipment	1.2%	3,809,122
Food	13.6%	42,448,094
Healthcare Products	5.2%	16,128,755
Healthcare Services	1.6%	5,090,150
Household Products & Wares	3.2%	9,993,435
Insurance	6.2%	19,448,596
Internet	0.6%	1,712,249
Leisure Time	0.7%	2,282,315
Miscellaneous Manufacturing	0.3%	914,322
Oil & Gas	2.7%	8,480,516
Oil & Gas Services	2.6%	8,209,520
Pharmaceuticals	7.1%	22,120,939
Retail	3.3%	10,250,720
Transportation	2.1%	6,573,339

	100.0%	$311,905,165

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$311,905,165	$311,905,165	$—	$—
SHORT-TERM INVESTMENTS	5,296,948	5,296,948	—	—
SECURITIES LENDING COLLATERAL	9,713,099	9,713,099	—	—

TOTAL INVESTMENTS	$326,915,212	$326,915,212	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

$196,960,149 was transferred from Level 2 into Level 1 at 12/31/10 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets in the prior year. The Portfolio did not have any transfers in and transfers out of the level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

100

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — 96.2%
Argentina — 0.2%
Banco Macro S.A. ADR	6,720	$337,344

Brazil — 11.5%
Banco do Brasil S.A.	37,500	709,789
BM&F Bovespa S.A.	138,900	1,098,649
BRF - Brasil Foods S.A.	82,700	1,362,059
BRF - Brasil Foods S.A. ADR	4,300	72,584
Companhia de Bebidas das Americas ADR	52,000	1,613,560
Hypermarcas S.A.*	27,200	369,166
Itau Unibanco Holding S.A. (Preference)	15,397	369,064
Itau Unibanco Holding S.A. ADR	85,398	2,050,406
MRV Engenharia e Participacoes S.A.	54,100	508,736
OGX Petroleo e Gas Participacoes S.A.	67,200	809,639
PDG Realty S.A. Empreendimentos e Participacoes	161,900	990,906
Petroleo Brasileiro S.A.	5,910	108,765
Petroleo Brasileiro S.A. (Preference)	31,600	519,496
Petroleo Brasileiro S.A. ADR	19,100	652,647
Petroleo Brasileiro S.A. ADR	14,800	560,032
Tim Participacoes S.A. ADR	10,200	348,228
Ultrapar Participacoes S.A. (Preference)	8,200	519,169
Vale S.A. ADR	14,500	501,265
Vale S.A. Preferred ADR	69,600	2,103,312
Vivo Participacoes S.A. ADR	29,100	948,369

		16,215,841

China — 8.5%
Bank of China Ltd., Class H	1,603,400	845,762
China Coal Energy Co. Ltd., Class H	456,000	712,207
China Construction Bank Corp., Class H	1,897,930	1,701,905
China Life Insurance Co. Ltd., Class H	178,000	727,087
China Oilfield Services Ltd., Class H	306,000	662,958
China Pacific Insurance Group Co. Ltd., Class H	168,600	700,620
China Telecom Corp. Ltd., Class H	1,306,000	683,849
China ZhengTong Auto Services Holdings Ltd.*	305,000	287,625
Dongfeng Motor Group Co. Ltd., Class H	358,000	617,178
JA Solar Holdings Co., Ltd. ADR*	49,520	342,678
Netease.com, Inc. ADR*	7,900	285,585
Ping An Insurance Group Co. of China Ltd., Class H	68,500	765,831
Sohu.com, Inc.*	9,500	603,155
Tencent Holdings Ltd.	47,700	1,036,503
Tsingtao Brewery Co. Ltd., Class H	66,000	345,590
Want Want China Holdings Ltd.	599,000	524,803
Xinjiang Goldwind Science & Technology Co. Ltd., Class H*	213,400	442,021
Yanzhou Coal Mining Co. Ltd., Class H	244,000	745,548

		12,030,905

Czech Republic — 0.9%
Komercni Banka, A.S.	5,071	1,199,969

Egypt — 1.9%
Commercial International Bank Egypt SAE	132,048	1,078,221

	Number of Shares	Value†

Egypt — (continued)
Egyptian Financial Group-Hermes Holding GDR	9,590	$115,176
Egyptian Financial Group-Hermes Holding SAE	48,127	281,218
Juhayna Food Industries*	382,997	401,141
Telecom Egypt	243,308	757,796

		2,633,552

Hong Kong — 4.2%
AIA Group Ltd.*	310,000	871,436
Belle International Holdings Ltd.	458,000	774,254
China Gas Holdings Ltd.~	776,000	338,442
China Mobile Ltd.	121,000	1,201,780
China Resources Power Holdings Co. Ltd.	338,200	612,631
CNOOC Ltd.	480,000	1,138,740
Hengan International Group Co. Ltd.	47,500	409,746
Shanghai Industrial Holdings Ltd.	138,000	596,542

		5,943,571

Hungary — 0.6%
Richter Gedeon Nyrt	4,294	878,176

India — 10.2%
Asian Paints Ltd.	8,192	527,392
Dr. Reddys Laboratories Ltd.	24,218	900,613
Engineers India Ltd.	51,379	383,145
Glenmark Pharmaceuticals Ltd.	88,269	714,798
HDFC Bank Ltd.	25,061	1,315,037
HDFC Bank Ltd. ADR	1,606	268,379
Hindalco Industries Ltd.	158,468	875,357
IndusInd Bank Ltd.	126,265	747,876
Infosys Technologies Ltd.	27,035	2,081,511
Infosys Technologies Ltd. ADR	4,000	304,320
Infrastructure Development Finance Co., Ltd.	160,849	656,850
ITC Ltd.	26,228	102,443
ITC Ltd. GDR	67,502	263,649
Jindal Steel & Power Ltd.	30,325	482,901
KSK Energy Ventures Ltd.*	91,815	276,995
Larsen & Toubro Ltd.*	16,439	727,650
Reliance Industries Ltd.	59,815	1,416,217
Rural Electrification Corp. Ltd.*	69,490	464,821
Sun TV Network Ltd.*	39,145	460,390
Tata Consultancy Services Ltd.	33,470	872,510
Tata Motors Ltd.	19,711	576,739

		14,419,593

Indonesia — 3.7%
Astra International Tbk PT	210,500	1,274,448
Bank Central Asia Tbk PT	1,237,000	878,668
Indofood Sukses Makmur Tbk PT	1,157,500	626,283
Indosat Tbk PT	1,048,000	628,102
Lippo Karawaci Tbk PT	10,792,000	814,491
Perusahaan Gas Negara PT	647,500	318,001
Telekomunikasi Indonesia Tbk PT	811,500	716,029

		5,256,022

101

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lebanon — 0.7%
Banque Audi sal- Audi Saradar Group GDR	57,779	$518,856
BLOM Bank SAL GDR	46,088	479,315

		998,171

Malaysia — 1.5%
Axiata Group BHD*	1,000,100	1,540,611
Sime Darby BHD	197,900	564,787

		2,105,398

Mexico — 5.6%
America Movil S.A.B. de C.V., Series L ADR	48,300	2,769,522
Desarrolladora Homex S.A.B. de C.V. ADR*	11,909	402,643
Empresas ICA S.A.B. de C.V.*	120,500	307,446
Fomento Economico Mexicano S.A.B. de C.V. ADR	18,400	1,028,928
Genomma Lab Internacional S.A. de C.V., Class B*	193,400	469,484
Grupo Financiero Banorte S.A.B. de C.V., Series O	173,292	823,663
Grupo Mexico S.A.B. de C.V., Series B	176,500	726,580
Wal-Mart de Mexico S.A.B de C.V., Series V	508,900	1,454,177

		7,982,443

Peru — 1.2%
Cia de Minas Buenaventura S.A. ADR	13,300	651,168
Credicorp Ltd.	8,910	1,059,488

		1,710,656

Philippines — 2.1%
Ayala Corp.	59,800	537,804
Metro Pacific Investments Corp.	6,583,000	584,521
Metropolitan Bank & Trust	392,050	644,319
Philippine Long Distance Telephone Co.	9,210	536,917
SM Investments Corp.	50,340	623,936

		2,927,497

Poland — 2.7%
Bank Pekao S.A.	13,963	844,270
Central European Distribution Corp.*	30,678	702,526
Powszechna Kasa Oszczednosci Bank Polski S.A.*	83,199	1,218,307
Telekomunikacja Polska S.A.	177,840	982,193

		3,747,296

Portugal — 0.7%
Jeronimo Martins SGPS S.A.	60,935	928,279

Russia — 4.7%
Lukoil OAO ADR	26,926	1,540,706
Mail.ru Group Ltd. 144A*~	13,904	500,544
O’Key Group S.A.*~	42,254	581,838
Sberbank GDR	6,893	2,984,421
Wimm-Bill-Dann Foods OJSC ADR	30,524	1,006,376

		6,613,885

Singapore — 0.5%
Golden Agri-Resources Ltd.	1,176,000	733,081

	Number of Shares	Value†

South Africa — 6.4%
AVI Ltd.	186,400	$852,842
Clicks Group Ltd.	119,600	786,864
Impala Platinum Holdings Ltd.	50,800	1,796,489
Imperial Holdings Ltd.	30,100	582,489
MTN Group Ltd.	109,073	2,225,669
Naspers Ltd., N Shares	32,882	1,936,481
Pick n Pay Stores Ltd.	111,071	816,066

		8,996,900

South Korea — 12.0%
Amorepacific Corp.*	303	304,095
Cheil Industries, Inc.*	6,444	630,262
Cheil Worldwide, Inc.*	38,620	471,308
GS Engineering & Construction Corp.*	4,393	449,016
Hana Financial Group, Inc.	9,600	366,270
Hyundai Engineering & Construction Co. Ltd.*	5,369	342,038
Hyundai Heavy Industries Co. Ltd.*	1,367	533,598
Hyundai Mobis*	3,977	996,966
Hyundai Motor Co.*	8,897	1,360,146
Hyundai Steel Co.*	2,857	313,417
KB Financial Group, Inc.*	20,535	1,085,646
LG Chem Ltd.*	3,666	1,263,024
LG Display Co. Ltd.*	14,580	511,308
LG Display Co. Ltd. ADR	4,600	81,650
NHN Corp.*	3,115	623,055
OCI Co. Ltd.*	2,133	620,222
Samsung C&T Corp.*	7,795	541,920
Samsung Electronics Co. Ltd.	3,665	3,064,662
Samsung Electronics Co. Ltd. (Preference)	875	500,374
Samsung Fire & Marine Insurance Co. Ltd.	3,750	743,458
Shinhan Financial Group Co. Ltd.*	21,680	1,010,549
Shinsegae Co. Ltd.*	733	396,565
SSCP Co. Ltd.	17,100	72,324
Woongjin Coway Co. Ltd.*	20,470	726,884

		17,008,757

Taiwan — 8.0%
Acer, Inc.	210,827	651,502
Asustek Computer, Inc.	71,400	678,332
AU Optronics Corp.	488,350	507,503
Catcher Technology Co. Ltd.	82,000	303,740
Chimei Innolux Corp.	430,000	594,344
China Steel Corp.	380,546	437,237
Formosa Plastics Corp.	219,000	732,341
Fubon Financial Holding Co. Ltd.	435,624	597,636
Hon Hai Precision Industry Co. Ltd.	399,372	1,609,460
HTC Corp.	32,660	1,008,146
Kinsus Interconnect Technology Corp.	87,000	295,406
Lite-On Technology Corp.	144,234	198,370
MStar Semiconductor Inc.*	5,000	48,188
Taiwan Fertilizer Co. Ltd.	150,000	560,767
Taiwan Semiconductor Manufacturing Co. Ltd.	705,769	1,718,642
Uni-President Enterprises Corp.	552,400	819,416
Yuanta Financial Holding Co. Ltd.	671,000	501,699

		11,262,729

102

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Thailand — 2.9%
Kasikornbank PCL	57,500	$248,922
Kasikornbank PCL NVDR	230,800	960,869
PTT PCL	79,400	842,859
Siam Cement PCL NVDR	88,600	1,002,242
Siam Commercial Bank PCL	118,800	407,889
Total Access Communication PCL	307,900	439,201
Total Access Communication PCL NVDR	172,300	240,060

		4,142,042

Turkey — 2.5%
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	66,646	1,010,049
Coca-Cola Icecek A.S.	36,920	487,803
TAV Havalimanlari Holding A.S.*	176,138	853,311
Tupras Turkiye Petrol Rafinerilieri A.S.	20,308	507,700
Turk Telekomunikasyon A.S.	159,845	672,923

		3,531,786

United Kingdom — 1.4%
Antofagasta Plc	31,215	784,512
SABMiller Plc	33,726	1,205,842

		1,990,354

United States — 1.6%
Mead Johnson Nutrition Co.	24,214	1,507,322
Southern Copper Corp.	16,568	807,524

		2,314,846

TOTAL COMMON STOCKS (Cost $102,309,102)		135,909,093

RIGHTS — 0.0%
Brazil — 0.0%
Banco Bradesco S.A.	149	772

Philippines — 0.0%
Metropolitan Bank & Trust~	41,022	20,600

TOTAL RIGHTS (Cost $0)		21,372

SHORT-TERM INVESTMENTS — 3.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,707,724	2,707,724
BlackRock Liquidity Funds TempFund - Institutional Shares	2,707,723	2,707,723

TOTAL SHORT-TERM INVESTMENTS (Cost $5,415,447)		5,415,447

TOTAL INVESTMENTS — 100.0% (Cost $107,724,549)		$141,345,912

~	Fair valued security. The total market value of fair valued securities at December 31, 2010 is $1,441,424.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

GDR — Global Depository Receipt

NVDR — Non Voting Depositary Receipt.

OJSC — Open Joint Stock Company

PCL — Public Company Limited.

Plc — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.3%	$471,308
Agriculture	0.8%	1,099,173
Auto Manufacturers	1.9%	2,554,063
Auto Parts & Equipment	0.7%	996,966
Banks	16.0%	21,692,739
Beverages	4.7%	6,394,298
Building Materials	0.3%	402,643
Chemicals	3.2%	4,295,239
Coal	1.1%	1,457,755
Computers	4.7%	6,389,035
Cosmetics & Personal Care	0.2%	304,095
Distribution & Wholesale	0.4%	541,920
Diversified Financial Services	3.7%	5,056,843
Electric	1.0%	1,354,447
Electronics	2.2%	3,005,327
Energy-Alternate Sources	0.3%	342,678
Engineering & Construction	2.3%	3,062,606
Environmental Control	0.5%	726,884
Food	4.7%	6,322,779
Gas	0.2%	318,001
Healthcare Products	0.3%	409,746
Holding Companies	3.0%	4,136,706
Home Builders	0.4%	508,736
Insurance	2.8%	3,808,432
Internet	2.2%	3,048,842
Investment Companies	0.5%	656,850
Iron & Steel	0.9%	1,233,555
Media	1.8%	2,396,871
Metal Fabricate/Hardware	0.2%	303,740
Mining	6.1%	8,246,207
Miscellaneous Manufacturing	0.8%	1,072,283
Oil & Gas	6.0%	8,096,801
Oil & Gas Services	0.5%	662,958
Pharmaceuticals	3.6%	4,839,559
Pipelines	0.2%	338,442
Real Estate	1.3%	1,805,397
Retail	4.7%	6,413,935
Semiconductors	3.9%	5,331,866
Shipbuilding	0.4%	533,598
Telecommunications	10.8%	14,691,249
Water	0.4%	584,521

	100.0%	$135,909,093

103

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

EMERGING MARKETS EQUITY FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Argentina	$337,344	$337,344	$—	$—
Brazil	16,215,841	16,215,841	—	—
China	12,030,905	12,030,905	—	—
Czech Republic	1,199,969	1,199,969	—	—
Egypt	2,633,552	2,633,552	—	—
Hong Kong	5,943,571	5,605,129	338,442	—
Hungary	878,176	878,176	—	—
India	14,419,593	14,419,593	—	—
Indonesia	5,256,022	5,256,022	—	—
Lebanon	998,171	998,171	—	—
Malaysia	2,105,398	2,105,398	—	—
Mexico	7,982,443	7,982,443	—	—
Peru	1,710,656	1,710,656	—	—
Philippines	2,927,497	2,927,497	—	—
Poland	3,747,296	3,747,296	—	—
Portugal	928,279	928,279	—	—
Russia	6,613,885	5,531,503	1,082,382	—
Singapore	733,081	733,081	—	—
South Africa	8,996,900	8,996,900	—	—
South Korea	17,008,757	17,008,757	—	—
Taiwan	11,262,729	11,262,729	—	—
Thailand	4,142,042	4,142,042	—	—
Turkey	3,531,786	3,531,786	—	—
United Kingdom	1,990,354	1,990,354	—	—
United States	2,314,846	2,314,846	—	—

TOTAL COMMON STOCKS	135,909,093	134,488,269	1,420,824	—

RIGHTS	21,372	772	20,600	—
SHORT-TERM INVESTMENTS	5,415,447	5,415,447	—	—

TOTAL INVESTMENTS	$141,345,912	$139,904,488	$1,441,424	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

$66,420,943 was transferred from Level 2 into Level 1 at 12/31/10 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets in the prior year. The Portfolio did not have any transfers in and transfers out of the level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

104

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

REIT FUND

	Number of Shares	Value†
COMMON STOCKS — 3.5%
Lodging — 1.3%
Hyatt Hotels Corp., Class A*	19,400	$887,744

Real Estate — 2.2%
Brookfield Properties Corp.	56,275	986,501
Forest City Enterprises, Inc., Class A*	36,025	601,257

		1,587,758

TOTAL COMMON STOCKS (Cost $2,204,469)		2,475,502

REAL ESTATE INVESTMENT TRUSTS — 91.9%
Apartments — 16.4%
American Campus Communities, Inc.	43,175	1,371,238
AvalonBay Communities, Inc.	34,926	3,930,921
Equity Residential	61,475	3,193,626
Essex Property Trust, Inc.	27,725	3,166,750

		11,662,535

Diversified — 9.1%
Coresite Realty Corp.	55,700	759,748
Liberty Property Trust	42,400	1,353,408
Vornado Realty Trust	38,388	3,198,872
Washington Real Estate Investment Trust	38,050	1,179,170

		6,491,198

Healthcare — 12.0%
HCP, Inc.	56,953	2,095,301
Health Care REIT, Inc.	55,875	2,661,885
Nationwide Health Properties, Inc.	80,150	2,915,857
Ventas, Inc.	16,800	881,664

		8,554,707

Hotels & Resorts — 5.6%
Host Hotels & Resorts, Inc.	117,970	2,108,124
LaSalle Hotel Properties	42,900	1,132,560
Pebblebrook Hotel Trust	17,100	347,472
Sunstone Hotel Investors, Inc.*	42,825	442,382

		4,030,538

Industrial — 6.2%
AMB Property Corp.	39,400	1,249,374
Digital Realty Trust, Inc.	62,250	3,208,365

		4,457,739

Office Property — 14.4%
BioMed Realty Trust, Inc.	108,625	2,025,856
Boston Properties, Inc.	42,275	3,639,877
Brandywine Realty Trust	88,900	1,035,685
Highwoods Properties, Inc.	17,900	570,115
Hudson Pacific Properties, Inc.	8,425	126,796
Mack-Cali Realty Corp.	31,625	1,045,523
SL Green Realty Corp.	27,200	1,836,272

		10,280,124

Regional Malls — 17.8%
Simon Property Group, Inc.	81,432	8,101,670
Taubman Centers, Inc.	63,650	3,213,052

	Number of Shares	Value†

Regional Malls — (continued)
The Macerich Co.	28,900	$1,368,993

		12,683,715

Storage & Warehousing — 5.0%
Extra Space Storage, Inc.	20,100	349,740
Public Storage	31,390	3,183,574

		3,533,314

Strip Centers — 5.4%
Federal Realty Investment Trust	11,725	913,729
Kimco Realty Corp.	49,225	888,019
Regency Centers Corp.	48,500	2,048,640

		3,850,388

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $58,377,655)		65,544,258

SHORT-TERM INVESTMENTS — 4.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,640,045	1,640,045
BlackRock Liquidity Funds TempFund - Institutional Shares	1,640,044	1,640,044

TOTAL SHORT-TERM INVESTMENTS (Cost $3,280,089)		3,280,089

TOTAL INVESTMENTS — 100.0% (Cost $63,862,213)		$71,299,849

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$2,475,502	$2,475,502	$—	$—
REAL ESTATE INVESTMENT TRUSTS	65,544,258	65,544,258	—	—
SHORT-TERM INVESTMENTS	3,280,089	3,280,089	—	—

TOTAL INVESTMENTS	$71,299,849	$71,299,849	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

105

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 68.9%
Penn Series Index 500 Fund*	242,960	$2,208,509
Penn Series Large Cap Growth Fund*	52,715	490,780
Penn Series Large Cap Value Fund*	186,544	2,699,288
Penn Series Large Core Growth Fund*	125,455	1,226,949
Penn Series Large Core Value Fund*	210,861	1,963,119
Penn Series Large Growth Stock Fund*	47,679	736,170
Penn Series Mid Cap Growth Fund*	96,610	981,559
Penn Series Mid Cap Value Fund*	77,963	981,560
Penn Series Mid Core Value Fund*	68,481	736,170
Penn Series REIT Fund*	90,885	981,559
Penn Series Small Cap Growth Fund*	24,023	490,780
Penn Series Small Cap Index Fund*	44,294	490,780
Penn Series Small Cap Value Fund*	61,080	981,559
Penn Series SMID Cap Growth Fund*	78,462	981,559
Penn Series SMID Cap Value Fund*	78,150	981,559

TOTAL AFFILIATED EQUITY FUNDS (Cost $12,457,924)		16,931,900

AFFILIATED FIXED INCOME FUNDS — 5.0%
Penn Series Quality Bond Fund* (Cost $1,164,562)	106,137	1,226,950

AFFILIATED INTERNATIONAL EQUITY FUNDS — 26.0%
Penn Series Developed International Index Fund*	174,744	1,717,729
Penn Series Emerging Markets Equity Fund*	83,042	981,559
Penn Series International Equity Fund*	209,735	3,680,848

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $5,176,378)		6,380,136

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	13,261	13,261
BlackRock Liquidity Funds TempFund - Institutional Shares	13,261	13,261

TOTAL SHORT-TERM INVESTMENTS (Cost $26,522)		26,522

TOTAL INVESTMENTS — 100.0% (Cost $18,825,386)		$24,565,508

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$16,931,900	$16,931,900	$—	$—
AFFILIATED FIXED INCOME FUNDS	1,226,950	1,226,950	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	6,380,136	6,380,136	—	—
SHORT-TERM INVESTMENTS	26,522	26,522	—	—

TOTAL INVESTMENTS	$24,565,508	$24,565,508	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

106

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MODERATELY AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 57.6%
Penn Series Index 500 Fund*	1,176,747	$10,696,634
Penn Series Large Cap Growth Fund*	127,660	1,188,515
Penn Series Large Cap Value Fund*	739,228	10,696,634
Penn Series Large Core Growth Fund*	364,575	3,565,545
Penn Series Large Core Value Fund*	893,620	8,319,604
Penn Series Large Growth Stock Fund*	230,929	3,565,544
Penn Series Mid Cap Growth Fund*	467,919	4,754,059
Penn Series Mid Cap Value Fund*	377,606	4,754,059
Penn Series Mid Core Value Fund*	331,679	3,565,545
Penn Series REIT Fund*	330,143	3,565,545
Penn Series Small Cap Growth Fund*	58,175	1,188,515
Penn Series Small Cap Index Fund*	214,533	2,377,030
Penn Series Small Cap Value Fund*	221,876	3,565,544
Penn Series SMID Cap Growth Fund*	285,016	3,565,544
Penn Series SMID Cap Value Fund*	283,881	3,565,545

TOTAL AFFILIATED EQUITY FUNDS (Cost $50,548,893)		68,933,862

AFFILIATED FIXED INCOME FUNDS — 19.8%
Penn Series High Yield Bond Fund*	280,973	2,377,030
Penn Series Limited Maturity Bond Fund*	532,012	5,942,574
Penn Series Quality Bond Fund*	1,336,565	15,450,694

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $22,433,360)		23,770,298

AFFILIATED INTERNATIONAL EQUITY FUNDS — 21.8%
Penn Series Developed International Index Fund*	725,441	7,131,089
Penn Series Emerging Markets Equity Fund*	402,205	4,754,060
Penn Series International Equity Fund*	812,660	14,262,178

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $21,261,782)		26,147,327

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	469,894	469,894
BlackRock Liquidity Funds TempFund - Institutional Shares	469,893	469,893

TOTAL SHORT-TERM INVESTMENTS (Cost $939,787)		939,787

TOTAL INVESTMENTS — 100.0% (Cost $95,183,822)		$119,791,274

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$68,933,862	$68,933,862	$—	$—
AFFILIATED FIXED INCOME FUNDS	23,770,298	23,770,298	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	26,147,327	26,147,327	—	—
SHORT-TERM INVESTMENTS	939,787	939,787	—	—

TOTAL INVESTMENTS	$119,791,274	$119,791,274	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

107

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MODERATE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 45.0%
Penn Series Flexibly Managed Fund*	242,552	$5,993,458
Penn Series Index 500 Fund*	1,538,475	13,984,734
Penn Series Large Cap Growth Fund*	214,589	1,997,819
Penn Series Large Cap Value Fund*	828,398	11,986,915
Penn Series Large Core Growth Fund*	408,552	3,995,638
Penn Series Large Core Value Fund*	1,072,943	9,989,096
Penn Series Large Growth Stock Fund*	258,785	3,995,638
Penn Series Mid Cap Growth Fund*	589,907	5,993,458
Penn Series Mid Cap Value Fund*	476,049	5,993,458
Penn Series Mid Core Value Fund*	371,687	3,995,638
Penn Series REIT Fund*	369,966	3,995,638
Penn Series Small Cap Growth Fund*	97,789	1,997,819
Penn Series Small Cap Index Fund*	360,617	3,995,638
Penn Series Small Cap Value Fund*	248,640	3,995,638
Penn Series SMID Cap Growth Fund*	319,396	3,995,638
Penn Series SMID Cap Value Fund*	318,124	3,995,638

TOTAL AFFILIATED EQUITY FUNDS (Cost $67,709,617)		89,901,861

AFFILIATED FIXED INCOME FUNDS — 36.0%
Penn Series High Yield Bond Fund*	944,595	7,991,276
Penn Series Limited Maturity Bond Fund*	2,146,269	23,973,830
Penn Series Quality Bond Fund*	3,456,435	39,956,383

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $68,068,263)		71,921,489

AFFILIATED INTERNATIONAL EQUITY FUNDS — 16.0%
Penn Series Developed International Index Fund*	812,948	7,991,277
Penn Series Emerging Markets Equity Fund*	338,040	3,995,638
Penn Series International Equity Fund*	1,138,358	19,978,192

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $26,265,289)		31,965,107

AFFILIATED MONEY MARKET FUND — 3.0%
Penn Series Money Market Fund (Cost $5,993,505)	5,993,505	5,993,505

TOTAL INVESTMENTS — 100.0% (Cost $168,036,674)		$199,781,962

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$89,901,861	$89,901,861	$—	$—
AFFILIATED FIXED INCOME FUNDS	71,921,489	71,921,489	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	31,965,107	31,965,107	—	—
AFFILIATED MONEY MARKET FUNDS	5,993,505	5,993,505	—	—

TOTAL INVESTMENTS	$199,781,962	$199,781,962	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

108

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

MODERATELY CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 30.9%
Penn Series Flexibly Managed Fund*	88,163	$2,178,518
Penn Series Index 500 Fund*	399,435	3,630,863
Penn Series Large Cap Value Fund*	200,739	2,904,691
Penn Series Large Core Growth Fund*	74,251	726,173
Penn Series Large Core Value Fund*	311,997	2,904,691
Penn Series Large Growth Stock Fund*	94,064	1,452,345
Penn Series Mid Cap Growth Fund*	71,474	726,173
Penn Series Mid Cap Value Fund*	115,357	1,452,345
Penn Series Mid Core Value Fund*	135,102	1,452,345
Penn Series REIT Fund*	134,476	1,452,345
Penn Series Small Cap Index Fund*	131,078	1,452,345
Penn Series SMID Cap Growth Fund*	58,047	726,173
Penn Series SMID Cap Value Fund*	115,633	1,452,345

TOTAL AFFILIATED EQUITY FUNDS (Cost $16,608,375)		22,511,352

AFFILIATED FIXED INCOME FUNDS — 53.9%
Penn Series High Yield Bond Fund*	429,180	3,630,863
Penn Series Limited Maturity Bond Fund*	1,300,220	14,523,453
Penn Series Quality Bond Fund*	1,821,713	21,059,007

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $36,922,597)		39,213,323

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.0%
Penn Series Developed International Index Fund*	221,619	2,178,518
Penn Series International Equity Fund*	289,642	5,083,209

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $5,799,620)		7,261,727

AFFILIATED MONEY MARKET FUND — 5.0%
Penn Series Money Market Fund (Cost $3,630,893)	3,630,893	3,630,893

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	90,156	90,156
BlackRock Liquidity Funds TempFund - Institutional Shares	90,156	90,156

TOTAL SHORT-TERM INVESTMENTS (Cost $180,312)		180,312

TOTAL INVESTMENTS — 100.0% (Cost $63,141,797)		$72,797,607

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.
Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$22,511,352	$22,511,352	$—	$—
AFFILIATED FIXED INCOME FUNDS	39,213,323	39,213,323	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	7,261,727	7,261,727	—	—
AFFILIATED MONEY MARKET FUNDS	3,630,893	3,630,893	—	—
SHORT-TERM INVESTMENTS	180,312	180,312	—	—

TOTAL INVESTMENTS	72,797,607	72,797,607	—	—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

109

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2010

CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 15.9%
Penn Series Flexibly Managed Fund*	54,886	$1,356,245
Penn Series Index 500 Fund*	198,936	1,808,327
Penn Series Large Cap Value Fund*	62,485	904,163
Penn Series Large Core Value Fund*	97,117	904,163
Penn Series Large Growth Stock Fund*	58,560	904,164
Penn Series Mid Cap Growth Fund*	44,496	452,082
Penn Series Mid Cap Value Fund*	71,816	904,164

TOTAL AFFILIATED EQUITY FUNDS (Cost $5,376,452)		7,233,308

AFFILIATED FIXED INCOME FUNDS — 68.7%
Penn Series High Yield Bond Fund*	320,625	2,712,491
Penn Series Limited Maturity Bond Fund*	1,052,294	11,754,126
Penn Series Quality Bond Fund*	1,446,975	16,727,026

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $29,129,576)		31,193,643

AFFILIATED INTERNATIONAL EQUITY FUNDS — 5.0%
Penn Series Developed International Index Fund*	91,980	904,164
Penn Series International Equity Fund*	77,279	1,356,245

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,730,187)		2,260,409

AFFILIATED MONEY MARKET FUND — 10.0%
Penn Series Money Market Fund (Cost $4,520,856)	4,520,856	4,520,856

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	100,050	100,050
BlackRock Liquidity Funds TempFund - Institutional Shares	100,049	100,049

TOTAL SHORT-TERM INVESTMENTS (Cost $200,099)		200,099

TOTAL INVESTMENTS — 100.0% (Cost $40,957,170)		$45,408,315

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2010 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2010	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$7,233,308	$7,233,308	$—	$—
AFFILIATED FIXED INCOME FUNDS	31,193,643	31,193,643	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	2,260,409	2,260,409	—	—
AFFILIATED MONEY MARKET FUNDS	4,520,856	4,520,856	—	—
SHORT-TERM INVESTMENTS	200,099	200,099	—	—

TOTAL INVESTMENTS	$45,408,315	$45,408,315	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Portfolio did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

110

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$137,546,851	$147,097,131	$403,590,972	$129,266,484
Cash	3,115,478	—	194,093	20,028
Interest, dividends and reclaims receivable	246,290	774,389	2,292,119	2,341,751
Receivable for investment securities sold	—	—	—	76,259
Receivable for capital stock sold	770,265	4,935,263	13,291,502	955,331
Net unrealized appreciation of forward foreign currency contracts	—	—	—	1,637
Other assets	8,158	5,968	16,414	5,417

Total Assets	141,687,042	152,812,751	419,385,100	132,666,907

LIABILITIES
Payable for investment securities purchased	—	—	—	313,353
Payable for capital stock redeemed	1,609,064	47,711	86,584	525,065
Payable to investment adviser	107	37,517	107,537	55,440
Payable to The Penn Mutual Life Insurance Co.	54,295	55,887	154,913	49,244
Net unrealized depreciation of forward foreign currency contracts	—	—	—	871
Cash overdraft	—	194,093	—	—
Other liabilities	35,602	30,059	78,672	40,562

Total Liabilities	1,699,068	365,267	427,706	984,535

NET ASSETS	$139,987,974	$152,447,484	$418,957,394	$131,682,372

Investments at cost	$137,546,851	$145,561,293	$395,678,223	$121,335,875

COMPONENTS OF NET ASSETS:
Paid-in Capital	$139,987,974	$150,927,409	$412,455,669	$134,410,453
Undistributed net investment income (loss)	—	—	—	(57,948)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	—	(15,763)	(1,411,024)	(10,601,688)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	1,535,838	7,912,749	7,931,555

NET ASSETS	$139,987,974	$152,447,484	$418,957,394	$131,682,372

Shares outstanding, $0.10 par value, 500 million shares authorized	139,973,047

Shares outstanding, $0.10 par value, 250 million shares authorized			36,239,071	15,572,101

Shares outstanding, $0.0001 par value, 250 million shares authorized		13,651,450

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$11.17	$11.56	$8.46

The accompanying notes are an integral part of these financial statements.

111

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$63,910,724	$—	$—
Investments of unaffiliated issuers at value	1,602,674,475	183,285	175,569,579	34,268,137
Cash	10,444	—	—	—
Interest, dividends and reclaims receivable	3,444,801	1	97,090	9,479
Receivable for investment securities sold	4,972,640	1,863,854	168,651	—
Receivable for capital stock sold	222,387	227,810	17,909	5,969
Other assets	64,435	2,865	6,930	1,386

Total Assets	1,611,389,182	66,188,539	175,860,159	34,284,971

LIABILITIES
Call options written, at value	10,865,247	—	—	—
Payable for investment securities purchased	13,782,751	1,851,854	—	191,191
Payable for capital stock redeemed	2,013,254	226	1,289,003	507,472
Payable to investment adviser	793,086	—	93,184	15,638
Payable to The Penn Mutual Life Insurance Co.	568,254	14,487	63,434	16,071
Other liabilities	262,716	11,465	42,281	12,618

Total Liabilities	28,285,308	1,878,032	1,487,902	742,990

NET ASSETS	$1,583,103,874	$64,310,507	$174,372,257	$33,541,981

Investments of affiliated issuers at cost	—	55,820,490	—	—
Investments of unaffiliated issuers at cost	1,394,128,086	183,285	130,074,571	28,286,310
Call options written, premiums received	7,528,779	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$1,441,798,899	$61,736,539	$161,929,726	$32,454,465
Undistributed net investment income (loss)	(36,234)	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(63,868,712)	(5,516,266)	(33,052,477)	(4,894,311)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	205,209,921	8,090,234	45,495,008	5,981,827

NET ASSETS	$1,583,103,874	$64,310,507	$174,372,257	$33,541,981

Shares outstanding, $0.10 par value, 250 million shares authorized	64,063,765		11,292,514

Shares outstanding, $0.0001 par value, 250 million shares authorized		5,954,726		3,603,824

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$24.71	$10.80	$15.44	$9.31

The accompanying notes are an integral part of these financial statements.

112

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$123,846,539	$169,087,255	$165,186,858	$293,767,411
Interest, dividends and reclaims receivable	94,890	150,950	261,551	320,033
Receivable for investment securities sold	9,404,177	2,279,988	—	8,466,153
Receivable for capital stock sold	17,908	3,653,517	69,824	53,722
Other assets	5,790	6,971	7,212	14,881

Total Assets	133,369,304	175,178,681	165,525,445	302,622,200

LIABILITIES
Obligation to return securities lending collateral	—	—	—	28,477,078
Payable for investment securities purchased	—	182,406	—	—
Payable for capital stock redeemed	10,086,595	6,893,250	6,378,533	10,248,490
Future variation margin payable	—	—	—	7,108
Payable to investment adviser	63,316	85,560	63,458	16,053
Payable to The Penn Mutual Life Insurance Co.	48,599	61,211	59,658	90,111
Other liabilities	17,344	38,738	38,439	59,678

Total Liabilities	10,215,854	7,261,165	6,540,088	38,898,518

NET ASSETS	$123,153,450	$167,917,516	$158,985,357	$263,723,682

Investments at cost	93,280,205	146,269,589	134,166,443	274,570,760

COMPONENTS OF NET ASSETS:
Paid-in Capital	$132,278,365	$186,774,509	$168,334,164	$267,984,255
Undistributed net investment income (loss)	—	(44,865)	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(39,691,249)	(41,629,794)	(40,369,222)	(23,450,982)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	30,566,334	22,817,666	31,020,415	19,190,409

NET ASSETS	$123,153,450	$167,917,516	$158,985,357	$263,723,682

Shares outstanding, $0.10 par value, 250 million shares authorized		11,606,888

Shares outstanding, $0.0001 par value, 250 million shares authorized	12,586,555		17,078,370	29,019,334

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.78	$14.47	$9.31	$9.09

The accompanying notes are an integral part of these financial statements.

113

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$135,607,046	$146,624,886	$64,995,766	$26,023,839
Interest, dividends and reclaims receivable	24,864	102,753	38,064	4,609
Receivable for investment securities sold	656,113	—	138,453	5,084
Receivable for capital stock sold	23,877	23,877	17,908	17,907
Other assets	4,088	4,716	2,073	934

Total Assets	136,315,988	146,756,232	65,192,264	26,052,373

LIABILITIES
Obligation to return securities lending collateral	25,632,036	23,780,126	10,778,978	—
Payable for investment securities purchased	331,031	—	260,866	31,032
Payable for capital stock redeemed	3,173,645	3,618,626	1,358,921	725,542
Payable to investment adviser	64,496	56,107	32,306	13,767
Payable to The Penn Mutual Life Insurance Co.	37,985	43,284	18,890	8,802
Other liabilities	12,840	27,018	19,589	9,834

Total Liabilities	29,252,033	27,525,161	12,469,550	788,977

NET ASSETS	$107,063,955	$119,231,071	$52,722,714	$25,263,396

Investments at cost	103,084,860	120,396,952	53,957,866	20,071,314

COMPONENTS OF NET ASSETS:
Paid-in Capital	$89,053,387	$107,773,912	$53,164,807	$19,568,566
Undistributed net investment income (loss)	—	—	13,934	810
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(14,511,618)	(14,770,775)	(11,493,927)	(258,505)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	32,522,186	26,227,934	11,037,900	5,952,525

NET ASSETS	$107,063,955	$119,231,071	$52,722,714	$25,263,396

Shares outstanding, $0.0001 par value, 250 million shares authorized	10,538,810	9,467,570	4,904,945	2,018,828

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.16	$12.59	$10.75	$12.51

The accompanying notes are an integral part of these financial statements.

114

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$27,771,903	$117,223,076	$196,352,526	$30,271,345
Interest, dividends and reclaims receivable	25,565	27,961	268,858	28,434
Receivable for investment securities sold	20,361	162,278	117,396	510,018
Receivable from investment adviser	—	—	—	5,441
Receivable for capital stock sold	17,907	5,969	17,907	11,938
Other assets	969	3,734	6,588	966

Total Assets	27,836,705	117,423,018	196,763,275	30,828,142

LIABILITIES
Obligation to return securities lending collateral	—	27,668,481	30,504,282	5,446,711
Payable for investment securities purchased	122,755	907,284	285,864	7,698
Payable for capital stock redeemed	911,686	561,251	2,403,131	1,376,963
Future variation margin payable	—	—	—	1,530
Payable to investment adviser	17,858	54,717	118,100	—
Payable to The Penn Mutual Life Insurance Co.	9,300	31,194	58,317	8,587
Other liabilities	9,269	15,594	40,079	36,522

Total Liabilities	1,070,868	29,238,521	33,409,773	6,878,011

NET ASSETS	$26,765,837	$88,184,497	$163,353,502	$23,950,131

Investments at cost	21,289,215	101,007,485	168,220,491	23,946,963

COMPONENTS OF NET ASSETS:
Paid-in Capital	$20,314,544	$82,261,805	$153,396,725	$17,928,742
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(31,395)	(10,292,899)	(18,175,258)	(300,947)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	6,482,688	16,215,591	28,132,035	6,322,336

NET ASSETS	$26,765,837	$88,184,497	$163,353,502	$23,950,131

Shares outstanding, $0.10 par value, 250 million shares authorized		4,315,472	10,167,079

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,131,245			2,161,015

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.56	$20.43	$16.07	$11.08

The accompanying notes are an integral part of these financial statements.

115

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	REIT Fund

ASSETS
Investments at value	$55,209,759	$326,915,212	$141,345,912	$71,299,849
Foreign currency, at value	205,214	—	456,232	—
Cash	—	1	—	—
Segregated cash for futures contracts	427,501	—	—	—
Interest, dividends and reclaims receivable	80,621	524,329	67,398	228,841
Receivable for investment securities sold	—	194,934	319,693	22,362
Receivable from investment adviser	8,265	—	—	—
Receivable for capital stock sold	324,384	5,287,253	537,186	328,736
Futures variation margin receivable	181,103	—	—	—
Net unrealized appreciation of forward foreign currency contracts	—	748,567	248	—
Other assets	2,055	13,273	5,175	2,750

Total Assets	56,438,902	333,683,569	142,731,844	71,882,538

LIABILITIES
Obligation to return securities lending collateral	63,900	9,713,099	—	—
Payable for investment securities purchased	152	—	469,466	—
Payable for capital stock redeemed	513,797	56,766	29,306	3,382,387
Payable to investment adviser	—	223,084	105,045	41,301
Payable to The Penn Mutual Life Insurance Co.	20,046	116,855	51,023	26,134
Deferred Indian capital gains tax	—	—	115,408	—
Net unrealized depreciation of forward foreign currency contracts	—	3,365,281	65	—
Other liabilities	40,957	100,970	109,005	13,139

Total Liabilities	638,852	13,576,055	879,318	3,462,961

NET ASSETS	$55,800,050	$320,107,514	$141,852,526	$68,419,577

Investments at cost	48,742,159	260,023,556	107,724,549	63,862,213
Foreign currency at cost	194,536	—	457,222	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$49,631,467	$342,453,480	$120,523,063	$70,058,068
Undistributed net investment income (loss)	(101,509)	(4,807,169)	(115,310)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(277,555)	(81,843,572)	(12,060,368)	(9,076,127)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	6,547,647	64,304,775	33,505,141	7,437,636

NET ASSETS	$55,800,050	$320,107,514	$141,852,526	$68,419,577

Shares outstanding, $0.10 par value, 250 million shares authorized		18,243,958

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,678,555		12,003,905	6,335,520

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.83	$17.55	$11.82	$10.80

The accompanying notes are an integral part of these financial statements.

116

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$24,538,986	$118,851,487	$199,781,962	$72,617,295
Investments of unaffiliated issuers at value	26,522	939,787	—	180,312
Interest, dividends and reclaims receivable	7	30	34	8
Receivable for investment securities sold	881,505	3,596,611	7,160,557	2,373,213
Receivable for capital stock sold	—	153,645	—	77,227
Other assets	846	3,893	6,753	2,647

Total Assets	25,447,866	123,545,453	206,949,306	75,250,702

LIABILITIES
Payable for investment securities purchased	880,459	4,193,522	6,776,997	2,368,339
Payable for capital stock redeemed	295,535	2	98,801	25
Payable to investment adviser	1,811	11,077	16,643	6,028
Payable to The Penn Mutual Life Insurance Co.	8,502	41,269	71,237	26,363
Cash overdraft	—	—	227,739	—
Other liabilities	5,070	15,583	26,004	11,128

Total Liabilities	1,191,377	4,261,453	7,217,421	2,411,883

NET ASSETS	$24,256,489	$119,284,000	$199,731,885	$72,838,819

Investments of affiliated issuers at cost	18,798,864	94,244,035	168,036,674	62,961,485
Investments of unaffiliated issuers at cost	26,522	939,787	—	180,312

COMPONENTS OF NET ASSETS:
Paid-in Capital	$18,759,751	$96,266,219	$169,039,592	$63,862,953
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(243,384)	(1,589,671)	(1,052,995)	(679,944)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	5,740,122	24,607,452	31,745,288	9,655,810

NET ASSETS	$24,256,489	$119,284,000	$199,731,885	$72,838,819

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,334,919	10,715,737	18,609,159	6,829,348

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.39	$11.13	$10.73	$10.67

The accompanying notes are an integral part of these financial statements.

117

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$45,208,216
Investments of unaffiliated issuers at value	200,099
Interest, dividends and reclaims receivable	4
Receivable for investment securities sold	1,692,912
Receivable for capital stock sold	144,861
Other assets	1,780

Total Assets	47,247,872

LIABILITIES
Payable for investment securities purchased	1,691,154
Payable to investment adviser	3,540
Payable to The Penn Mutual Life Insurance Co.	17,050
Other liabilities	8,132

Total Liabilities	1,719,876

NET ASSETS	$45,527,996

Investments of affiliated issuers at cost	40,757,071
Investments of unaffiliated issuers at cost	200,099

COMPONENTS OF NET ASSETS:
Paid-in Capital	$41,460,960
Undistributed net investment income (loss)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(384,109)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	4,451,145

NET ASSETS	$45,527,996

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,252,013

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.71

The accompanying notes are an integral part of these financial statements.

118

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

INVESTMENT INCOME:
Dividends	$22,033	$21,504	$108,306	$189,182
Interest	525,617	2,737,430	11,309,793	9,904,630
Income from securities lending	—	403	1,644	—

Total Investment Income	547,650	2,759,337	11,419,743	10,093,812

EXPENSES
Investment advisory fees	294,160	386,866	1,171,588	588,761
Administration fees	244,160	193,433	560,794	176,628
Accounting fees	101,387	84,478	192,159	78,876
Director fees and expenses	6,755	4,785	13,472	4,529
Custodian fees and expenses	27,516	15,975	41,601	37,490
Pricing fees	11,696	9,619	16,546	55,669
Professional fees	28,468	23,229	66,354	23,038
Printing fees	17,931	13,684	39,269	13,396
Other expenses	34,942	19,813	56,043	18,814

Total Expenses	767,015	751,882	2,157,826	997,201
Less: Waivers and reimbursement from advisor	234,908	—	—	—
Less: Waivers and reimbursement from administrator	721	—	—	—

Net Expenses	531,386	751,882	2,157,826	997,201

Net Investment Income (Loss)	16,264	2,007,455	9,261,917	9,096,611

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	5,493	203,067	3,070,623	3,354,127
Net realized foreign currency exchange gain (loss)	—	—	—	(21,739)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	2,112,543	8,167,545	3,174,665

Net Gain (Loss) on Investment Securities and Foreign Currency	5,493	2,315,610	11,238,168	6,507,053

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,757	$4,323,065	$20,500,085	$15,603,664

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

INVESTMENT INCOME:
Dividends	$20,403,146	$200	$1,164,561	$255,896
Interest	12,974,283	—	—	633
Income from securities lending	4,034	—	576	214
Foreign tax withheld	(28,564)	—	(14,052)	(1,750)

Total Investment Income	33,352,899	200	1,151,085	254,993

EXPENSES
Investment advisory fees	8,351,715	—	956,361	163,715
Administration fees	2,087,929	91,319	226,590	58,152
Accounting fees	418,390	12,001	95,530	27,499
Director fees and expenses	54,927	2,476	5,941	1,177
Custodian fees and expenses	186,266	6,961	44,695	26,815
Pricing fees	30,281	2,980	21,481	4,703
Professional fees	274,872	12,176	29,782	5,986
Printing fees	161,776	7,245	17,464	3,453
Other expenses	229,535	11,848	25,322	6,164

Total Expenses	11,795,691	147,006	1,423,166	297,664
Less: Waivers and reimbursement from administrator	—	36,499	—	—
Less: Fees paid indirectly	11,735	—	1,736	12,524

Net Expenses	11,783,956	110,507	1,421,430	285,140

Net investment income (loss)	21,568,943	(110,307)	(270,345)	(30,147)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	112,646,543	(367,151)	5,944,362	2,996,000
Net realized gain (loss) on options	2,856,743	—	—	—
Net realized foreign currency exchange gain (loss)	13,905	—	11,432	—
Capital gain distributions received from other investment companies	—	3	15	12
Change in net unrealized appreciation (depreciation) of investments and foreign currency	53,774,126	7,214,650	19,395,772	958,535
Net change in unrealized appreciation (depreciation) of written options	(3,074,824)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	166,216,493	6,847,502	25,351,581	3,954,547

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$187,785,436	$6,737,195	$25,081,236	$3,924,400

The accompanying notes are an integral part of these financial statements.

119

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

INVESTMENT INCOME:
Dividends	$823,771	$2,662,382	$3,205,262	$5,021,065
Interest	—	—	—	550
Income from securities lending	655	1,044	481	23,215
Foreign tax withheld	(2,633)	(26,434)	(23,711)	—

Total Investment Income	821,793	2,636,992	3,182,032	5,044,830

EXPENSES
Investment advisory fees	692,230	902,869	705,812	173,867
Administration fees	185,419	225,717	230,156	372,572
Accounting fees	81,806	95,239	96,719	144,190
Director fees and expenses	5,065	6,007	6,260	10,120
Custodian fees and expenses	24,426	34,097	24,791	41,957
Pricing fees	3,687	6,259	4,050	10,533
Professional fees	24,887	29,941	31,054	50,021
Printing fees	14,770	17,615	18,359	29,531
Other expenses	22,865	26,111	27,227	62,960

Total Expenses	1,055,155	1,343,855	1,144,428	895,751
Less: Waivers and reimbursement from advisor	173,522	—	206,004	—
Less: Waivers and reimbursement from administrator	—	—	—	26,437
Less: Fees paid indirectly	48,373	—	—	—

Net Expenses	833,260	1,343,855	938,424	869,314

Net investment income (loss)	(11,467)	1,293,137	2,243,608	4,175,516

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	7,899,548	13,458,729	1,150,499	(3,923,342)
Net realized gain (loss) on futures contracts	—	—	—	639,149
Capital gain distributions received from other investment companies	2	87	49	53
Change in net unrealized appreciation (depreciation) of investments and foreign currency	12,245,011	7,506,959	12,391,340	34,617,010
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(36,434)

Net Gain (Loss) on Investment Securities and Foreign Currency	20,144,561	20,965,775	13,541,888	31,296,436

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,133,094	$22,258,912	$15,785,496	$35,471,952

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

INVESTMENT INCOME:
Dividends	$729,707	$1,589,945	$704,235	$125,454
Interest	1,346	—	—	—
Income from securities lending	21,121	14,490	10,615	—
Foreign tax withheld	(7,657)	(11,771)	(557)	(2,734)

Total Investment Income	744,517	1,592,664	714,293	122,720

EXPENSES
Investment advisory fees	626,617	566,062	323,487	153,370
Administration fees	135,529	154,381	67,393	30,674
Accounting fees	62,497	71,071	31,410	27,499
Director fees and expenses	3,519	4,021	1,754	837
Custodian fees and expenses	18,581	19,308	45,973	23,366
Pricing fees	5,275	5,092	5,348	4,163
Professional fees	17,524	20,283	8,911	4,294
Printing fees	10,368	11,878	5,191	2,459
Other expenses	15,442	17,036	8,507	4,079

Total Expenses	895,352	869,132	497,974	250,741
Less: Waivers and reimbursement from advisor	—	—	—	36,023
Less: Waivers and reimbursement from administrator	185	—	—	—
Less: Fees paid indirectly	24,880	5,804	2,904	17,557

Net Expenses	870,287	863,328	495,070	197,161

Net investment income (loss)	(125,770)	729,336	219,223	(74,441)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	8,515,474	4,191,166	5,974,945	2,426,061
Net realized foreign currency exchange gain (loss)	—	—	—	—
Capital gain distributions received from other investment companies	25	12	29	22
Change in net unrealized appreciation (depreciation) of investments and foreign currency	14,043,881	19,822,151	4,414,789	2,752,256

Net Gain (Loss) on Investment Securities and Foreign Currency	22,559,380	24,013,329	10,389,763	5,178,339

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,433,610	$24,742,665	$10,608,986	$5,103,898

The accompanying notes are an integral part of these financial statements.

120

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

INVESTMENT INCOME:
Dividends	$290,968	$308,894	$2,644,175	$261,972
Interest	—	—	—	120
Income from securities lending	—	171,115	127,063	39,228
Foreign tax withheld	(1,989)	—	—	(16)

Total Investment Income	288,979	480,009	2,771,238	301,304

EXPENSES
Investment advisory fees	202,534	595,098	1,210,427	62,617
Administration fees	31,979	119,485	213,605	31,308
Accounting fees	27,499	55,760	91,202	27,499
Director fees and expenses	850	3,228	5,651	878
Custodian fees and expenses	11,819	40,707	44,188	107,329
Pricing fees	4,598	5,540	7,415	31,345
Professional fees	4,369	16,017	28,031	4,388
Printing fees	2,494	9,495	16,614	2,563
Other expenses	4,145	14,250	24,674	4,371

Total Expenses	290,287	859,580	1,641,807	272,298
Less: Waivers and reimbursement from advisor	47,247	—	4,170	157,501
Less: Fees paid indirectly	1,279	17,228	—	—

Net Expenses	241,761	842,352	1,637,637	114,797

Net investment income (loss)	47,218	(362,343)	1,133,601	186,507

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	2,451,971	8,220,100	11,503,583	336,404
Net realized gain (loss) on futures contracts	—	—	—	178,779
Capital gain distributions received from other investment companies	20	10	36	18
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,040,901	6,233,181	22,220,633	5,406,721
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(34,387)

Net Gain (Loss) on Investment Securities and Foreign Currency	5,492,892	14,453,291	33,724,252	5,887,535

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,540,110	$14,090,948	$34,857,853	$6,074,042

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	REIT Fund

INVESTMENT INCOME:
Dividends	$1,401,587	$8,974,536	$2,338,812	$1,360,696
Interest	735	4,253	326	—
Income from securities lending	1	8,812	60	396
Foreign tax withheld	(103,916)	(375,179)	(242,868)	(5,408)

Total Investment Income	1,298,407	8,612,422	2,096,330	1,355,684

EXPENSES
Investment advisory fees	136,380	2,434,074	1,355,435	423,184
Administration fees	68,190	429,542	172,301	90,682
Accounting fees	48,001	191,817	88,869	42,319
Director fees and expenses	1,718	11,330	4,372	2,242
Custodian fees and expenses	94,732	299,422	636,453	18,875
Pricing fees	180,692	30,421	52,479	4,338
Professional fees	8,918	71,948	41,664	11,602
Printing fees	5,115	33,259	12,876	6,735
Other expenses	7,032	47,974	17,817	9,680

Total Expenses	550,778	3,549,787	2,382,266	609,657
Less: Waivers and reimbursement from advisor	282,565	—	523,446	—
Less: Fees paid indirectly	—	—	—	13,165

Net Expenses	268,213	3,549,787	1,858,820	596,492

Net Investment Income (Loss)	1,030,194	5,062,635	237,510	759,192

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	(167,617)	(4,210,382)	9,072,688	13,984,274
Net realized gain (loss) on futures contracts	57,098	—	—	—
Net realized foreign currency exchange gain (loss)	(16,761)	1,668,497	(146,380)	—
Capital gain distributions received from other investment companies	46	259	181	15
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,128,771	28,353,680	11,949,894	(1,221,615)
Change in net unrealized appreciation (depreciation) of futures contracts	67,734	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	3,069,271	25,812,054	20,876,383	12,762,674

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,099,465	$30,874,689	$21,113,893	$13,521,866

The accompanying notes are an integral part of these financial statements.

121

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

INVESTMENT INCOME:
Dividends	$53	$560	$1,164	$759
Interest	—	—	13	3
Income from securities lending	—	—	—	—

Total Investment Income	53	560	1,177	762

EXPENSES
Investment advisory fees	19,023	93,718	155,187	59,049
Administration fees	28,535	132,608	229,406	88,573
Accounting fees	12,001	12,001	15,261	12,001
Director fees and expenses	681	3,088	5,262	2,122
Custodian fees and expenses	3,755	10,437	16,925	7,398
Pricing fees	3,202	3,249	3,219	3,127
Professional fees	3,608	16,450	28,342	11,264
Printing fees	2,067	9,357	16,086	6,405
Other expenses	3,190	10,829	17,124	7,894

Total Expenses	76,062	291,737	486,812	197,833
Less: Waivers and reimbursement from advisor	13,439	—	—	3,741

Net Expenses	62,623	291,737	486,812	194,092

Net investment loss	(62,570)	(291,177)	(485,635)	(193,330)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	(86,408)	(106,028)	248,459	425,633
Capital gain distributions received from other investment companies	—	15	13	3
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,191,293	13,775,112	19,873,128	5,356,680

Net Gain (Loss) on Investment Securities and Foreign Currency	3,104,885	13,669,099	20,121,600	5,782,316

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,042,315	$13,377,922	$19,635,965	$5,588,986

	Conservative Allocation Fund

INVESTMENT INCOME:
Dividends	$750
Interest	—
Income from securities lending	—

Total Investment Income	750

EXPENSES
Investment advisory fees	39,160
Administration fees	58,739
Accounting fees	12,001
Director fees and expenses	1,432
Custodian fees and expenses	5,273
Pricing fees	3,174
Professional fees	7,486
Printing fees	4,254
Other expenses	5,787

Total Expenses	137,306
Less: Waivers and reimbursement from advisor	8,080

Net Expenses	129,226

Net investment loss	(128,476)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	244,279
Capital gain distributions received from other investment companies	2
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,616,179

Net Gain (Loss) on Investment Securities and Foreign Currency	2,860,460

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,731,984

The accompanying notes are an integral part of these financial statements.

122

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,264	$995,463	$2,007,455	$2,000,238
Net realized gain (loss) from investment transactions	5,493	7,007	203,067	790,480
Net realized foreign exchange gain (loss)	—	—	—	(198,827)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	2,112,543	(899,053)

Net Increase (Decrease) in Net Assets Resulting from Operations	21,757	1,002,470	4,323,065	1,692,838

Distributions from:
Net investment income	(16,264)	(995,463)	—	—

Total Distributions	(16,264)	(995,463)	—	—

Capital Share Transactions (1):
Shares issued	97,058,138	89,878,174	65,946,384	57,598,395
Shares issued in lieu of cash distributions	16,264	995,463	—	—
Shares redeemed	(125,591,607)	(136,353,939)	(29,323,452)	(23,449,526)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(28,517,205)	(45,480,302)	36,622,932	34,148,869

Total Increase (Decrease)	(28,511,712)	(45,473,295)	40,945,997	35,841,707

Net Assets:
Beginning of period	168,499,686	213,972,981	111,501,487	75,659,780

End of Period	$139,987,974	$168,499,686	$152,447,484	$111,501,487

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	97,058,138	89,878,174	5,943,752	5,403,381
Shares issued in lieu of cash distributions	16,264	995,463	—	—
Shares redeemed	(125,591,607)	(136,353,939)	(2,651,524)	(2,204,640)

	(28,517,205)	(45,480,302)	3,292,228	3,198,741

	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,261,917	$8,877,900	$9,096,611	$7,115,796
Net realized gain (loss) from investment transactions	3,070,623	2,388,977	3,354,127	(3,524,930)
Net realized foreign exchange gain (loss)	—	(162,748)	(21,739)	71,460
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	8,167,545	3,509,886	3,174,665	25,972,526

Net Increase (Decrease) in Net Assets Resulting from Operations	20,500,085	14,614,015	15,603,664	29,634,852

Distributions from:
Net investment income	—	(43,685)	—	—
Net short-term gains	—	(2,064,299)	—	—

Total Distributions	—	(2,107,984)	—	—

Capital Share Transactions (1):
Shares issued	(128,867,798)	129,551,561	34,445,432	29,422,586
Shares issued in lieu of cash distributions	—	2,107,984	—	—
Shares redeemed	(58,134,875)	(38,171,129)	(21,940,511)	(13,478,636)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	70,732,923	93,488,416	12,504,921	15,943,950

Total Increase (Decrease)	91,233,008	105,994,447	28,108,585	45,578,802

Net Assets:
Beginning of period	327,724,386	221,729,939	103,573,787	57,994,985

End of Period	$418,957,394	$327,724,386	$131,682,372	$103,573,787

Undistributed net investment income (loss)	$—	$—	$(57,948)	$(54,573)

(1) Shares Issued and Redeemed:
Shares issued	11,278,646	12,067,766	4,385,389	4,727,472
Shares issued in lieu of cash distributions	—	193,039	—	—
Shares redeemed	(5,098,094)	(3,600,027)	(2,786,178)	(2,227,747)

	6,180,552	8,660,778	1,599,211	2,499,725

The accompanying notes are an integral part of these financial statements.

123

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Flexibly Managed Fund		Balanced Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,568,943	$23,699,425	$(110,307)	$(90,744)
Net realized gain (loss) from investment transactions	112,646,543	(56,781,890)	(367,151)	(3,817,868)
Net realized gain (loss) on written options	2,856,743	(1,920,465)	—	—
Net realized foreign exchange gain (loss)	13,905	(4,353)	—	—
Capital gain distributions received from affiliated funds	—	—	—	160,297
Capital gain distributions received from other investment companies	—	—	3	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	53,774,126	339,528,080	7,214,650	12,657,083
Net change in unrealized appreciation (depreciation) of written options	(3,074,824)	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	187,785,436	304,520,797	6,737,195	8,908,768

Distributions from:
Net investment income	—	(171,067)	—	—

Total Distributions	—	(171,067)	—	—

Capital Share Transactions (1):
Shares issued	191,850,578	144,285,626	6,395,754	5,931,184
Shares issued in lieu of cash distributions	—	171,067	—	—
Shares redeemed	(83,434,149)	(110,411,240)	(8,936,936)	(11,147,892)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	108,416,429	34,045,453	(2,541,182)	(5,216,708)

Total Increase (Decrease)	296,201,865	338,395,183	4,196,013	3,692,060

Net Assets:
Beginning of period	1,286,902,009	948,506,826	60,114,494	56,422,434

End of Period	$1,583,103,874	$1,286,902,009	$64,310,507	$60,114,494

Undistributed net investment income (loss)	$(36,234)	$(208,428)	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	8,444,858	7,731,228	636,140	674,700
Shares issued in lieu of cash distributions	—	8,357	—	—
Shares redeemed	(3,709,453)	(6,512,017)	(895,408)	(1,346,217)

	4,735,405	1,227,568	(259,268)	(671,517)

	Large Growth Stock Fund		Large Cap Growth Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(270,345)	$22,814	$(30,147)	$49,125
Net realized gain (loss) from investment transactions	5,944,362	(11,223,987)	2,996,000	(1,998,481)
Net realized gain (loss) on written options	—	—	—	—
Net realized foreign exchange gain (loss)	11,432	(8,751)	—	—
Capital gain distributions received from other investment companies	15	—	12	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	19,395,772	53,354,222	958,535	9,469,017

Net Increase (Decrease) in Net Assets Resulting from Operations	25,081,236	42,144,298	3,924,400	7,519,661

Distributions from:
Net investment income	—	(11,926)	—	—

Total Distributions	—	(11,926)	—	—

Capital Share Transactions (1):
Shares issued	24,681,405	27,367,200	8,976,330	11,555,451
Shares issued in lieu of cash distributions	—	11,926	—	—
Shares redeemed	(18,557,490)	(16,196,234)	(7,229,003)	(8,742,045)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,123,915	11,182,892	1,747,327	2,813,406

Total Increase (Decrease)	31,205,151	53,315,264	5,671,727	10,333,067

Net Assets:
Beginning of period	143,167,106	89,851,842	27,870,254	17,537,187

End of Period	$174,372,257	$143,167,106	$33,541,981	$27,870,254

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,835,473	2,631,614	1,105,054	1,716,867
Shares issued in lieu of cash distributions	—	1,001	—	—
Shares redeemed	(1,373,033)	(1,512,659)	(867,689)	(1,265,182)

	462,440	1,119,956	237,365	451,685

The accompanying notes are an integral part of these financial statements.

124

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Core Growth Fund		Large Cap Value Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(11,467)	$545,167	$1,293,137	$1,841,230
Net realized gain (loss) from investment transactions	7,899,548	(18,070,344)	13,458,729	(5,858,991)
Net realized gain (loss) on written options	—	—	—	56,536
Net realized foreign exchange gain (loss)	—	—	—	(6,751)
Capital gain distributions received from other investment companies	2	—	87	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	12,245,011	51,776,488	7,506,959	38,899,864

Net Increase (Decrease) in Net Assets Resulting from Operations	20,133,094	34,251,311	22,258,912	34,931,888

Distributions from:
Net investment income	—	(52,002)	—	—

Total Distributions	—	(52,002)	—	—

Capital Share Transactions (1):
Shares issued	12,669,103	17,391,585	27,441,423	20,524,497
Shares issued in lieu of cash distributions	—	52,002	—	—
Shares redeemed	(36,158,332)	(25,229,517)	(24,820,797)	(19,034,064)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(23,489,229)	(7,785,930)	2,620,626	1,490,433

Total Increase (Decrease)	(3,356,135)	26,413,379	24,879,538	36,422,321

Net Assets:
Beginning of period	126,509,585	100,096,206	143,037,978	106,615,657

End of Period	$123,153,450	$126,509,585	$167,917,516	$143,037,978

Undistributed net investment income (loss)	$—	$—	$(44,865)	$(10,414)

(1) Shares Issued and Redeemed:
Shares issued	1,514,417	2,594,450	2,123,326	1,913,238
Shares issued in lieu of cash distributions	—	6,780	—	—
Shares redeemed	(4,098,011)	(3,732,835)	(1,868,203)	(1,872,078)

	(2,583,594)	(1,131,605)	255,123	41,160

	Large Core Value Fund		Index 500 Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,243,608	$2,431,661	$4,175,516	$4,157,561
Net realized gain (loss) from investment transactions	1,150,499	(25,020,442)	(3,923,342)	(5,766,063)
Net realized gain (loss) on futures contracts	—	—	639,149	938,236
Capital gain distributions received from other investment companies	49	—	53	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	12,391,340	45,755,732	34,580,576	53,396,611

Net Increase (Decrease) in Net Assets Resulting from Operations	15,785,496	23,166,951	35,471,952	52,726,345

Capital Share Transactions (1):
Shares issued	22,938,606	33,889,272	48,828,100	44,948,574
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(29,711,446)	(21,250,197)	(69,860,297)	(43,468,848)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,772,840)	12,639,075	(21,032,197)	1,479,726

Total Increase (Decrease)	9,012,656	35,806,026	14,439,755	54,206,071

Net Assets:
Beginning of period	149,972,701	114,166,675	249,283,927	195,077,856

End of Period	$158,985,357	$149,972,701	$263,723,682	$249,283,927

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	2,712,156	4,949,595	6,099,033	7,067,319
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(3,432,650)	(2,957,920)	(8,570,455)	(6,651,966)

	(720,494)	1,991,675	(2,471,422)	415,353

The accompanying notes are an integral part of these financial statements.

125

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Growth Fund		Mid Cap Value Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(125,770)	$(150,083)	$729,336	$495,855
Net realized gain (loss) from investment transactions	8,515,474	(5,016,328)	4,191,166	(13,575,788)
Capital gain distributions received from other investment companies	25	—	12	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	14,043,881	32,365,656	19,822,151	42,011,465

Net Increase (Decrease) in Net Assets Resulting from Operations	22,433,610	27,199,245	24,742,665	28,931,532

Capital Share Transactions (1):
Shares issued	21,459,771	14,266,003	19,915,446	16,261,843
Shares redeemed	(19,723,988)	(16,317,822)	(18,088,612)	(13,039,084)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,735,783	(2,051,819)	1,826,834	3,222,759

Total Increase (Decrease)	24,169,393	25,147,426	26,569,499	32,154,291

Net Assets:
Beginning of period	82,894,562	57,747,136	92,661,572	60,507,281

End of Period	$107,063,955	$82,894,562	$119,231,071	$92,661,572

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	2,509,581	2,295,270	1,852,313	2,058,714
Shares redeemed	(2,317,323)	(2,599,500)	(1,639,207)	(1,688,705)

	192,258	(304,230)	213,106	370,009

	Mid Core Value Fund		SMID Cap Growth Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$219,223	$142,891	$(74,441)	$(48,944)
Net realized gain (loss) from investment transactions	5,974,945	(12,256,648)	2,426,061	69,154
Capital gain distributions received from other investment companies	29	—	22	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	4,414,789	20,619,735	2,752,256	4,828,887

Net Increase (Decrease) in Net Assets Resulting from Operations	10,608,986	8,505,978	5,103,898	4,849,097

Capital Share Transactions (1):
Shares issued	9,094,291	10,505,017	14,123,022	15,394,931
Shares redeemed	(7,488,639)	(8,397,644)	(15,769,979)	(2,687,708)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,605,652	2,107,373	(1,646,957)	12,707,223

Total Increase (Decrease)	12,214,638	10,613,351	3,456,941	17,556,320

Net Assets:
Beginning of period	40,508,076	29,894,725	21,806,455	4,250,135

End of Period	$52,722,714	$40,508,076	$25,263,396	$21,806,455

Undistributed net investment income (loss)	$13,934	$—	$810	$—

(1) Shares Issued and Redeemed:
Shares issued	986,635	1,486,885	1,316,188	1,854,427
Shares redeemed	(807,490)	(1,160,114)	(1,474,897)	(329,958)

	179,145	326,771	(158,709)	1,524,469

The accompanying notes are an integral part of these financial statements.

126

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	SMID Cap Value Fund		Small Cap Growth Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$47,218	$34,946	$(362,343)	$(413,710)
Net realized gain (loss) from investment transactions	2,451,971	111,872	8,220,100	3,411,899
Capital gain distributions received from other investment companies	20	—	10	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	3,040,901	4,799,238	6,233,181	25,191,317

Net Increase (Decrease) in Net Assets Resulting from Operations	5,540,110	4,946,056	14,090,948	28,189,506

Capital Share Transactions (1):
Shares issued	13,512,215	13,614,207	15,212,898	13,677,627
Shares redeemed	(13,428,266)	(2,170,933)	(17,299,012)	(13,695,757)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	83,949	11,443,274	(2,086,114)	(18,130)

Total Increase (Decrease)	5,624,059	16,389,330	12,004,834	28,171,376

Net Assets:
Beginning of period	21,141,778	4,752,448	76,179,663	48,008,287

End of Period	$26,765,837	$21,141,778	$88,184,497	$76,179,663

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,236,790	1,709,964	834,174	1,007,579
Shares redeemed	(1,240,783)	(273,546)	(960,891)	(1,006,346)

	(3,993)	1,436,418	(126,717)	1,233

	Small Cap Value Fund		Small Cap Index Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,133,601	$974,874	$186,507	$124,268
Net realized gain (loss) from investment transactions	11,503,583	(13,847,185)	336,404	(406,536)
Net realized gain (loss) on futures contracts	—	—	178,779	92,629
Capital gain distributions received from other investment companies	36	—	18	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	22,220,633	42,089,320	5,372,334	3,974,001

Net Increase (Decrease) in Net Assets Resulting from Operations	34,857,853	29,217,009	6,074,042	3,784,362

Capital Share Transactions (1):
Shares issued	16,177,260	18,456,072	11,263,340	11,036,584
Shares redeemed	(20,633,128)	(24,057,085)	(14,817,869)	(1,598,547)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,455,868)	(5,601,013)	(3,554,529)	9,438,037

Total Increase (Decrease)	30,401,985	23,615,996	2,519,513	13,222,399

Net Assets:
Beginning of period	132,951,517	109,335,521	21,430,618	8,208,219

End of Period	$163,353,502	$132,951,517	$23,950,131	$21,430,618

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,171,371	1,868,556	1,202,223	1,484,231
Shares redeemed	(1,487,834)	(2,333,429)	(1,483,090)	(220,849)

	(316,463)	(464,873)	(280,867)	1,263,382

The accompanying notes are an integral part of these financial statements.

127

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Developed International Index Fund		International Equity Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,030,194	$500,903	$5,062,635	$4,249,527
Net realized gain (loss) from investment transactions	(167,617)	(88,673)	(4,210,382)	(31,776,387)
Net realized gain (loss) on futures contracts	57,098	235,598	—	—
Net realized foreign exchange gain (loss)	(16,761)	44,268	1,668,497	4,494,565
Capital gain distributions received from other investment companies	46	—	259	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	3,196,505	5,922,187	28,353,680	70,945,868

Net Increase (Decrease) in Net Assets Resulting from Operations	4,099,465	6,614,283	30,874,689	47,913,573

Distributions from:
Net investment income	—	(2,762)	—	(2,672,251)

Total Distributions	—	(2,762)	—	(2,672,251)

Capital Share Transactions (1):
Shares issued	24,075,839	22,761,181	53,673,734	40,133,911
Shares issued in lieu of cash distributions	—	2,762	—	2,672,251
Shares redeemed	(10,865,995)	(3,085,904)	(35,348,099)	(30,257,190)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	13,209,844	19,678,039	18,325,635	12,548,972

Total Increase (Decrease)	17,309,309	26,289,560	49,200,324	57,790,294

Net Assets:
Beginning of period	38,490,741	12,201,181	270,907,190	213,116,896

End of Period	$55,800,050	$38,490,741	$320,107,514	$270,907,190

Undistributed net investment income (loss)	$(101,509)	$(20,504)	$(4,807,169)	$(2,920,963)

(1) Shares Issued and Redeemed:
Shares issued	2,691,252	2,906,271	3,300,977	3,041,239
Shares issued in lieu of cash distributions	—	309	—	181,662
Shares redeemed	(1,217,958)	(416,093)	(2,204,219)	(2,319,427)

	1,473,294	2,490,487	1,096,758	903,474

	Emerging Markets Equity Fund		REIT Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$237,510	$269,167	$759,192	$1,098,938
Net realized gain (loss) from investment transactions	9,072,688	(6,732,938)	13,984,274	(7,497,940)
Net realized gain (loss) on futures contracts	—	—	—	—
Net realized foreign exchange gain (loss)	(146,380)	96,550	—	—
Capital gain distributions received from other investment companies	181	—	15	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	11,949,894	43,683,765	(1,221,615)	18,970,758

Net Increase (Decrease) in Net Assets Resulting from Operations	21,113,893	37,316,544	13,521,866	12,571,756

Distributions from:
Net investment income	—	(15,160)	—	—

Total Distributions	—	(15,160)	—	—

Capital Share Transactions (1):
Shares issued	38,796,897	28,295,994	15,359,568	13,415,409
Shares issued in lieu of cash distributions	—	15,160	—	—
Shares redeemed	(20,892,716)	(14,981,978)	(10,568,518)	(9,120,733)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	17,904,183	13,329,176	4,791,050	4,294,676

Total Increase (Decrease)	39,018,076	50,630,560	18,312,916	16,866,432

Net Assets:
Beginning of period	102,834,450	52,203,890	50,106,661	33,240,229

End of Period	$141,852,526	$102,834,450	$68,419,577	$50,106,661

Undistributed net investment income (loss)	$(115,310)	$(30,797)	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	3,738,053	3,614,729	1,589,842	2,269,449
Shares issued in lieu of cash distributions	—	1,686	—	—
Shares redeemed	(2,096,559)	(1,971,188)	(1,060,023)	(1,338,040)

	1,641,494	1,645,227	529,819	931,409

The accompanying notes are an integral part of these financial statements.

128

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(62,570)	$(11,797)	$(291,177)	$(62,574)
Net realized gain (loss) from investment transactions	(86,408)	(36,048)	(106,028)	(807,375)
Capital gain distributions received from affiliated funds	—	3,365	—	33,710
Capital gain distributions received from other investment companies	—	—	15	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	3,191,293	2,525,026	13,775,112	10,901,580

Net Increase (Decrease) in Net Assets Resulting from Operations	3,042,315	2,480,546	13,377,922	10,065,341

Distributions from:
Net short-term gains	—	(1,393)	—	(4,143)
Net long-term gains	—	—	—	(5,968)

Total Distributions	—	(1,393)	—	(10,111)

Capital Share Transactions (1):
Shares issued	9,580,581	11,372,688	52,126,191	46,958,428
Shares issued in lieu of cash distributions	—	1,393	—	10,111
Shares redeemed	(2,241,267)	(1,487,037)	(8,019,935)	(6,880,176)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,339,314	9,887,044	44,106,256	40,088,363

Total Increase (Decrease)	10,381,629	12,366,197	57,484,178	50,143,593

Net Assets:
Beginning of period	13,874,860	1,508,663	61,799,822	11,656,229

End of Period	$24,256,489	$13,874,860	$119,284,000	$61,799,822

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,020,147	1,518,011	5,155,157	5,724,783
Shares issued in lieu of cash distributions	—	166	—	1,099
Shares redeemed	(233,041)	(187,413)	(798,861)	(892,650)

	787,106	1,330,764	4,356,296	4,833,232

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	For the year ended 12/31/10	For the year ended 12/31/09	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(485,635)	$(105,150)	$(193,330)	$(54,979)
Net realized gain (loss) from investment transactions	248,459	(25,820)	425,633	(293,702)
Capital gain distributions received from affiliated funds	—	77,129	—	51,094
Capital gain distributions received from other investment companies	13	—	3	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	19,873,128	12,217,600	5,356,680	4,735,299

Net Increase (Decrease) in Net Assets Resulting from Operations	19,635,965	12,163,759	5,588,986	4,437,712

Distributions from:
Net investment income	—	—	—	(34)
Net short-term gains	—	(4,760)	—	—
Net long-term gains	—	(8,613)	—	—

Total Distributions	—	(13,373)	—	(34)

Capital Share Transactions (1):
Shares issued	85,961,182	79,757,300	30,299,431	37,768,370
Shares issued in lieu of cash distributions	—	13,373	—	34
Shares redeemed	(6,542,551)	(4,488,009)	(8,063,960)	(5,504,887)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	79,418,631	75,282,664	22,235,471	32,263,517

Total Increase (Decrease)	99,054,596	87,433,050	27,824,457	36,701,195

Net Assets:
Beginning of period	100,677,289	13,244,239	45,014,362	8,313,167

End of Period	$199,731,885	$100,677,289	$72,838,819	$45,014,362

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	8,726,907	9,375,857	3,017,330	4,222,808
Shares issued in lieu of cash distributions	—	1,463	—	4
Shares redeemed	(654,322)	(511,350)	(802,884)	(598,032)

	8,072,585	8,865,970	2,214,446	3,624,780

The accompanying notes are an integral part of these financial statements.

129

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund
	For the year ended 12/31/10	For the year ended 12/31/09
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(128,476)	$(39,924)
Net realized gain (loss) from investment transactions	244,279	9,189
Capital gain distributions received from affiliated funds	—	42,769
Capital gain distributions received from other investment companies	2	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,616,179	2,098,065

Net Increase (Decrease) in Net Assets Resulting from Operations	2,731,984	2,110,099

Distributions from:
Net investment income	—	(161)
Net short-term gains	—	(2,271)
Net long-term gains	—	(13,284)

Total Distributions	—	(15,716)

Capital Share Transactions (1):
Shares issued	23,350,009	29,027,721
Shares issued in lieu of cash distributions	—	15,716
Shares redeemed	(11,958,539)	(7,872,531)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	11,391,470	21,170,906

Total Increase (Decrease)	14,123,454	23,265,289
Net Assets:
Beginning of period	31,404,542	8,139,253

End of Period	$45,527,996	$31,404,542

Undistributed net investment income (loss)	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	2,269,545	3,060,916
Shares issued in lieu of cash distributions	—	1,599
Shares redeemed	(1,153,617)	(826,095)

	1,115,928	2,236,420

The accompanying notes are an integral part of these financial statements.

130

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]		2009 [1]		2008 [1]	2007	2006
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)	—	(a)	—	(a)	0.03	0.05	0.05
Net realized and unrealized gain (loss) on investment transactions	—		—		—	—	—

Total from investment operations	—		—		0.03	0.05	0.05

Less distributions:
Net investment income	—	(a)	—	(a)	(0.03)	(0.05)	(0.05)

Total distributions	—		—		(0.03)	—	—

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return [2,3]	0.01%		0.44%		2.68%	4.98%	4.66%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$139,988		$168,500		$213,973	$96,017	$76,350

Ratio of net expenses to average net assets	0.33%		0.43%		0.46%	0.49%	0.50%

Ratio of total expenses to average net assets	0.47%		0.48%		0.46%	0.49%	0.50%

Ratio of net investment income (loss) to average net assets	0.01%		0.47%		2.57%	4.88%	4.57%

[1]     The average shares outstanding method has been applied for per share information.

[2]      Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]     The Fund’s total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

(a)  Distributions were less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2010 [1]		2009 [1]		2008 [1]	2007	2006
Net asset value, beginning of period	$10.76		$10.57		$10.41	$10.28	$10.25

Income from investment operations:
Net investment income (loss)	0.17		0.23		0.34	0.41	0.45
Net realized and unrealized gain (loss) on investment transactions	0.24		(0.04)		0.18	0.13	0.01

Total from investment operations	0.41		0.19		0.52	0.54	0.46

Less distributions:
Net investment income	—		—		(0.36)	(0.41)	(0.43)

Total distributions	—		—		(0.36)	(0.41)	(0.43)

Net asset value, end of period	$11.17		$10.76		$10.57	$10.41	$10.28

Total return [2]	3.71%		1.89%		5.03%	5.22%	4.49%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$152,447		$111,501		$75,660	$57,523	$42,867

Ratio of total expenses to average net assets	0.58%		0.60%		0.60%	0.60%	0.62%

Ratio of net investment income (loss) to average net assets	1.56%		2.20%		3.24%	4.55%	3.91%

Portfolio turnover rate	38%		64%		106%	39%	78%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

131

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$10.90	$10.36	$10.50	$10.31	$10.18

Income from investment operations:
Net investment income (loss)	0.28	0.36	0.47	0.47	0.46
Net realized and unrealized gain (loss) on investment transactions	0.38	0.26	0.07	0.18	0.08

Total from investment operations	0.66	0.62	0.54	0.65	0.54

Less distributions:
Net investment income	—	— (a)	(0.50)	(0.46)	(0.41)
Net realized gains	—	(0.08)	(0.18)	—	—

Total distributions	—	(0.08)	(0.68)	(0.46)	(0.41)

Net asset value, end of period	$11.56	$10.90	$10.36	$10.50	$10.31

Total return [2]	6.06%	6.02%	5.10%	6.33%	5.25%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$418,957	$327,724	$221,730	$183,611	$160,670

Ratio of total expenses to average net assets	0.58%	0.61%	0.60%	0.59%	0.61%

Ratio of net investment income (loss) to average net assets	2.48%	3.38%	4.44%	4.71%	4.43%

Portfolio turnover rate	69%	87%	273%	55%	139%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$7.41	$5.05	$7.58	$7.88	$7.59

Income (loss) from investment operations:
Net investment income (loss)	0.61	0.56	0.58	0.58	0.55
Net realized and unrealized gain (loss) on investment transactions	0.44	1.80	(2.40)	(0.30)	0.20

Total from investment operations	1.05	2.36	(1.82)	0.28	0.75

Less distributions:
Net investment income	—	—	(0.71)	(0.58)	(0.46)

Total distributions	—	—	(0.71)	—	—

Net asset value, end of period	$8.46	$7.41	$5.05	$7.58	$7.88

Total return [2]	14.17%	46.44%	(23.98% )	3.57%	9.97%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$131,682	$103,574	$57,995	$86,451	$88,203

Ratio of total expenses to average net assets	0.85%	0.87%	0.86%	0.84%	0.85%

Ratio of net investment income (loss) to average net assets	7.73%	8.97%	8.29%	6.97%	6.91%

Portfolio turnover rate	61%	59%	53%	67%	65%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

132

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]		2008 [1]	2007	2006
Net asset value, beginning of period	$21.69	$16.33		$23.72	$25.12	$25.59

Income (loss) from investment operations:
Net investment income (loss)	0.35	0.41		0.46	0.59	0.54
Net realized and unrealized gain (loss) on investment transactions	2.67	4.95		(6.99)	0.52	3.33

Total from investment operations	3.02	5.36		(6.53)	1.11	3.87

Less distributions:
Net investment income	—	—	(a)	(0.59)	(0.58)	(0.44)
Net realized gains	—	—		(0.27)	(1.93)	(3.90)

Total distributions	—	—		(0.86)	(2.51)	(4.34)

Net asset value, end of period	$24.71	$21.69		$16.33	$23.72	$25.12

Total return [2]	13.92%	32.92%		(27.83% )	4.47%	15.37%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,583,104	$1,286,902		$948,507	$1,440,753	$1,330,977

Ratio of net expenses to average net assets	0.85%	0.85%		0.85%	0.83%	0.83%

Ratio of total expenses to average net assets	0.85%	0.85%		0.85%	0.83%	0.84%

Ratio of net investment income (loss) to average net assets	1.55%	2.22%		2.15%	2.34%	2.16%

Portfolio turnover rate	67%	89%		103%	61%	57%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

BALANCED FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]		2009 [1]
Net asset value, beginning of period	$9.67		$8.19		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.01)		0.28
Capital gain distributions received from affiliated funds	—		0.03		0.05
Net realized and unrealized gain (loss) on investment transactions	1.15		1.46		(1.81)

Total from investment operations	1.13		1.48		(1.48)

Less distributions:
Net investment income	—		—		(0.33)

Total distributions	—		—		(0.33)

Net asset value, end of period	$10.80		$9.67		$8.19

Total return [2]	11.69%		18.07%		(14.74%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$64,311		$60,114		$56,422

Ratio of net expenses to average net assets [3]	0.18%		0.17%		0.22%	*

Ratio of total expenses to average net assets [3]	0.24%		0.24%		0.26%	*

Ratio of net investment income (loss) to average net assets	(0.18%	)	(0.17%	)	9.09%	*

Portfolio turnover rate	18%		19%		23%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

133

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]		2009 [1]		2008 [1]	2007	2006
Net asset value, beginning of period	$13.22		$9.25		$15.96	$14.68	$13.02

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		—	(a)	0.03	0.06	0.05
Net realized and unrealized gain (loss) on investment transactions	2.24		3.97		(6.71)	1.28	1.64

Total from investment operations	2.22		3.97		(6.68)	1.34	1.69

Less distributions:
Net investment income	—		—	(a)	(0.03)	(0.06)	(0.03)

Total distributions	—		—		(0.03)	(0.06)	(0.03)

Net asset value, end of period	$15.44		$13.22		$9.25	$15.96	$14.68

Total return [2]	16.79%		42.93%		(41.87% )	9.16%	13.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$174,372		$143,167		$89,852	$152,939	$132,371

Ratio of net expenses to average net assets	0.94%		0.97%		0.98%	0.94%	0.96%

Ratio of total expenses to average net assets	0.94%		0.97%		0.98%	0.94%	0.97%

Ratio of net investment income (loss) to average net assets	(0.18%	)	0.02%		0.24%	0.37%	0.40%

Portfolio turnover rate	43%		58%		54%	55%	43%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions and net investment income were less than one penny per share.

LARGE CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]		2009 [1]	2008	2007	2006
Net asset value, beginning of period	$8.28		$6.02	$10.98	$11.05	$10.79

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.02	0.02	0.06	0.04
Net realized and unrealized gain (loss) on investment transactions	1.04		2.24	(4.79)	0.45	0.36

Total from investment operations	1.03		2.26	(4.77)	0.51	0.40

Less distributions:
Net investment income	—		—	(0.03)	(0.06)	(0.03)
Net realized gains	—		—	(0.16)	(0.52)	(0.11)

Total distributions	—		—	(0.19)	(0.58)	(0.14)

Net asset value, end of period	$9.31		$8.28	$6.02	$10.98	$11.05

Total return [2]	12.44%		37.54%	(43.82% )	4.71%	3.70%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$33,542		$27,870	$17,537	$29,551	$29,982

Ratio of net expenses to average net assets	1.00%		1.00%	0.96%	0.83%	0.86%

Ratio of total expenses to average net assets	1.00%		1.12%	0.96%	0.87%	0.88%

Ratio of net investment income (loss) to average net assets	(0.10%	)	0.22%	0.19%	0.53%	0.35%

Portfolio turnover rate	176%		121%	287%	55%	38%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

134

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]		2009 [1]
Net asset value, beginning of period	$8.34		$6.14		$10.00

Income (loss) from investment operations:
Net investment income (loss)	—		0.03		0.02
Net realized and unrealized gain (loss) on investment transactions	1.44		2.17		(3.87)

Total from investment operations	1.44		2.20		(3.85)

Less distributions:
Net investment income	—		—	(a)	(0.01)

Total distributions	—		—		(0.01)

Net asset value, end of period	$9.78		$8.34		$6.14

Total return [2]	17.27%		35.89%		(38.45%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$123,153		$126,510		$100,096

Ratio of net expenses to average net assets	0.71%		0.64%		0.64%	*

Ratio of total expenses to average net assets	0.85%		0.86%		0.90%	*

Ratio of net investment income (loss) to average net assets	(0.01%	)	0.50%		0.69%	*

Portfolio turnover rate	115%		155%		55%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]	2008	2007	2006
Net asset value, beginning of period	$12.60	$9.43	$17.65	$19.60	$17.56

Income (loss) from investment operations:
Net investment income (loss)	0.11	0.16	0.20	0.26	0.27
Net realized and unrealized gain (loss) on investment transactions	1.76	3.01	(8.05)	0.45	2.93

Total from investment operations	1.87	3.17	(7.85)	0.71	3.20

Less distributions:
Net investment income	—	—	(0.25)	(0.29)	(0.21)
Net realized gains	—	—	(0.12)	(2.37)	(0.95)

Total distributions	—	—	(0.37)	(2.66)	(1.16)

Net asset value, end of period	$14.47	$12.60	$9.43	$17.65	$19.60

Total return [2]	14.84%	33.62%	(44.62% )	3.73%	18.27%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$167,918	$143,038	$106,616	$219,951	$234,269

Ratio of net expenses to average net assets	0.89%	0.90%	0.90%	0.86%	0.87%

Ratio of total expenses to average net assets	0.89%	0.90%	0.90%	0.87%	0.88%

Ratio of net investment income (loss) to average net assets	0.86%	1.53%	1.42%	1.25%	1.37%

Portfolio turnover rate	112%	120%	228%	92%	45%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

135

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,		For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]	2009 [1]
Net asset value, beginning of period	$8.43	$7.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	0.76	1.07	(2.78)

Total from investment operations	0.88	1.21	(2.71)

Less distributions:
Net investment income	—	—	(0.07)

Total distributions	—	—	(0.07)

Net asset value, end of period	$9.31	$8.43	$7.22

Total return [2]	10.44%	16.76%	(27.05%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$158.985	$149,973	$114,167

Ratio of net expenses to average net assets	0.61%	0.54%	0.54%	*

Ratio of total expenses to average net assets	0.75%	0.75%	0.79%	*

Ratio of net investment income (loss) to average net assets	1.46%	1.94%	2.40%	*

Portfolio turnover rate	35%	62%	31%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

INDEX 500 FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]	2008	2007	2006
Net asset value, beginning of period	$7.92	$6.28	$10.11	$9.78	$8.58

Income (loss) from investment operations:
Net investment income (loss)	0.14	0.13	0.17	0.17	0.15
Net realized and unrealized gain (loss) on investment transactions	1.03	1.51	(3.82)	0.33	1.17

Total from investment operations	1.17	1.64	(3.65)	0.50	1.32

Less distributions:
Net investment income	—	—	(0.18)	(0.17)	(0.12)

Total distributions	—	—	(0.18)	(0.17)	(0.12)

Net asset value, end of period	$9.09	$7.92	$6.28	$10.11	$9.78

Total return [2]	14.77%	26.11%	(36.08% )	5.09%	15.37%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$263,724	$249,284	$195,078	$254,462	$250,174

Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.36%	0.37%	0.37%	0.35%	0.37%

Ratio of net investment income (loss) to average net assets	1.68%	1.97%	2.02%	1.64%	1.61%

Portfolio turnover rate	5%	6%	6%	4%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

136

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]		2009 [1]		2008 [1]	2007		2006
Net asset value, beginning of period	$8.01		$5.42		$10.60	$8.47		$7.93

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.01)		(0.02)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	2.16		2.60		(5.16)	2.17		0.55

Total from investment operations	2.15		2.59		(5.18)	2.13		0.54

Net asset value, end of period	$10.16		$8.01		$5.42	$10.60		$8.47

Total return [2]	26.84%		47.79%		(48.87% )	25.15%		6.81%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$107,064		$82,895		$57,747	$112,637		$85,414

Ratio of net expenses to average net assets	1.00%		1.00%		1.00%	0.97%		0.96%

Ratio of total expenses to average net assets	1.00%		1.01%		1.02%	1.00%		1.02%

Ratio of net investment income (loss) to average net assets	(0.14%	)	(0.22%	)	(0.20% )	(0.46%	)	(0.09%	)

Portfolio turnover rate	106%		102%		162%	137%		153%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$10.01	$6.81	$13.12	$13.59	$12.97

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.05	0.10	0.11	0.11
Net realized and unrealized gain (loss) on investment transactions	2.50	3.15	(6.31)	0.38	1.36

Total from investment operations	2.58	3.20	(6.21)	0.49	1.47

Less distributions:
Net investment income	—	—	(0.10)	(0.13)	(0.09)
Return of capital	—	—	—	(0.03)	—
Net realized gains	—	—	—	(0.80)	(0.76)

Total distributions	—	—	(0.10)	(0.96)	(0.85)

Net asset value, end of period	$12.59	$10.01	$6.81	$13.12	$13.59

Total return [2]	25.77%	46.99%	(47.26% )	3.77%	11.41%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$119,231	$92,662	$60,507	$125,718	$125,362

Ratio of net expenses to average net assets	0.84%	0.85%	0.86%	0.79%	0.81%

Ratio of total expenses to average net assets	0.84%	0.85%	0.86%	0.83%	0.84%

Ratio of net investment income (loss) to average net assets	0.71%	0.69%	0.89%	0.73%	0.82%

Portfolio turnover rate	37%	43%	58%	73%	62%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

137

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$8.57	$6.80	$11.78	$13.23	$13.15

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	0.14	0.07	0.08
Net realized and unrealized gain (loss) on investment transactions	2.13	1.74	(4.66)	0.03	1.48

Total from investment operations	2.18	1.77	(4.52)	0.10	1.56

Less distributions:
Net investment income	—	—	(0.16)	(0.07)	(0.06)
Net realized gains	—	—	(0.30)	(1.48)	(1.42)

Total distributions	—	—	(0.46)	(1.55)	(1.48)

Net asset value, end of period	$10.75	$8.57	$6.80	$11.78	$13.23

Total return [2]	25.44%	26.03%	(38.89% )	0.85%	12.23%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$52,723	$40,508	$29,895	$48,465	$43,616

Ratio of net expenses to average net assets	1.11%	1.20%	1.08%	1.04%	1.06%

Ratio of total expenses to average net assets	1.11%	1.20%	1.08%	1.05%	1.07%

Ratio of net investment income (loss) to average net assets	0.49%	0.43%	1.49%	0.57%	0.56%

Portfolio turnover rate	75%	116%	39%	40%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]		2009 [1]
Net asset value, beginning of period	$10.01		$6.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	2.54		3.54		(3.48)

Total from investment operations	2.50		3.50		(3.49)

Net asset value, end of period	$12.51		$10.01		$6.51

Total return [2]	24.85%		54.15%		(35.00%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$25,263		$21,806		$4,250

Ratio of net expenses to average net assets	1.05%		1.05%		1.05%	*

Ratio of total expenses to average net assets	1.23%		1.41%		1.69%	*

Ratio of net investment income (loss) to average net assets	(0.36%	)	(0.43%	)	(0.36%	)*

Portfolio turnover rate	95%		65%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

138

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,		For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]	2009 [1]
Net asset value, beginning of period	$9.90	$6.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investment transactions	2.64	3.08	(3.21)

Total from investment operations	2.66	3.10	(3.17)

Less distributions:
Net investment income	—	—	(0.03)

Total distributions	—	—	(0.03)

Net asset value, end of period	$12.56	$9.90	$6.80

Total return [1]	26.87%	45.59%	(31.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$26,766	$21,142	$4,752

Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	*

Ratio of total expenses to average net assets	1.36%	1.52%	1.83%	*

Ratio of net investment income (loss) to average net assets	0.22%	0.30%	1.37%	*

Portfolio turnover rate	81%	49%	14%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]		2009 [1]		2008 [1]	2007		2006
Net asset value, beginning of period	$17.15		$10.81		$21.64	$20.09		$20.34

Income (loss) from investment operations:
Net investment income (loss)	(0.08)		(0.09)		(0.09)	(0.11)		(0.06)
Net realized and unrealized gain (loss) on investment transactions	3.36		6.43		(10.74)	1.66		(0.19)

Total from investment operations	3.28		6.34		(10.83)	1.55		(0.25)

Net asset value, end of period	$20.43		$17.15		$10.81	$21.64		$20.09

Total return [2]	19.13%		58.65%		(50.05% )	7.72%		(1.23% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$88,184		$76,180		$48,008	$99,593		$106,380

Ratio of total expenses to average net assets	1.08%		1.11%		1.07%	1.02%		1.02%

Ratio of net investment income (loss) to average net assets	(0.45%	)	(0.67%	)	(0.59% )	(0.50%	)	(0.27% )

Portfolio turnover rate	125%		163%		190%	107%		126%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

139

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$12.68	$9.99	$14.07	$17.70	$16.37

Income (loss) from investment operations:
Net investment income (loss)	0.11	0.09	0.09	0.12	0.05
Net realized and unrealized gain (loss) on investment transactions	3.28	2.60	(3.88)	(1.03)	2.77

Total from investment operations	3.39	2.69	(3.79)	(0.91)	2.82

Less distributions:
Net investment income	—	—	(0.11)	(0.12)	(0.05)
Net realized gains	—	—	(0.18)	(2.60)	(1.44)

Total distributions	—	—	(0.29)	(2.72)	(1.49)

Net asset value, end of period	$16.07	$12.68	$9.99	$14.07	$17.70

Total return [2]	26.74%	26.93%	(27.15% )	(5.30% )	17.43%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$163,354	$132,952	$109,336	$170,004	$182,142

Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.14%	1.14%

Ratio of total expenses to average net assets	1.15%	1.17%	1.15%	1.14%	1.14%

Ratio of net investment income (loss) to average net assets	0.80%	0.86%	0.66%	0.64%	0.28%

Portfolio turnover rate	49%	60%	66%	67%	59%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,		For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]	2009 [1]
Net asset value, beginning of period	$8.78	$6.96	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	2.22	1.75	(3.04)

Total from investment operations	2.30	1.82	(3.00)

Less distributions:
Net investment income	—	—	(0.04)

Total distributions	—	—	(0.04)

Net asset value, end of period	$11.08	$8.78	$6.96

Total return [2]	26.20%	26.15%	(29.96%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$23,950	$21,431	$8,208

Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	*

Ratio of total expenses to average net assets	1.30%	2.01%	2.09%	*

Ratio of net investment income (loss) to average net assets	0.89%	0.94%	1.59%	*

Portfolio turnover rate	56%	22%	3%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

140

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]	2009 [1]
Net asset value, beginning of period	$9.15	$7.12		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.18		0.05
Net realized and unrealized gain (loss) on investment transactions	0.48	1.85		(2.90)

Total from investment operations	0.68	2.03		(2.85)

Less distributions:
Net investment income	—	—	(a)	(0.03)

Total distributions	—	—		(0.03)

Net asset value, end of period	$9.83	$9.15		$7.12

Total return [2]	7.43%	28.52%		(28.50%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$55,800	$38,491		$12,201

Ratio of net expenses to average net assets	0.59%	0.59%		0.59%	*

Ratio of total expenses to average net assets	1.21%	2.15%		4.65%	*

Ratio of net investment income (loss) to average net assets	2.27%	2.27%		2.06%	*

Portfolio turnover rate	6%	1%		—	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$15.80	$13.12	$24.09	$24.27	$20.91

Income (loss) from investment operations:
Net investment income (loss)	0.29	0.26	0.25	0.31	0.28
Net realized and unrealized gain (loss) on investment transactions	1.46	2.58	(10.01)	4.33	5.98

Total from investment operations	1.75	2.84	(9.76)	4.64	6.26

Less distributions:
Net investment income	—	(0.16)	(0.43)	(0.15)	(0.38)
Net realized gains	—	—	(0.78)	(4.67)	(2.52)

Total distributions	—	(0.16)	(1.21)	(4.82)	(2.90)

Net asset value, end of period	$17.55	$15.80	$13.12	$24.09	$24.27

Total return [2]	11.08%	21.74%	(41.28% )	20.05%	30.34%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$320,108	$270,907	$213,117	$381,328	$294,499

Ratio of net expenses to average net assets	1.24%	1.27%	1.27%	1.16%	1.19%

Ratio of total expenses to average net assets	1.24%	1.27%	1.27%	1.18%	1.20%

Ratio of net investment income (loss) to average net assets	1.77%	1.89%	1.33%	1.14%	1.10%

Portfolio turnover rate	34%	48%	108%	95%	52%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

141

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]	2009 [1]
Net asset value, beginning of period	$9.92	$5.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.03		—
Net realized and unrealized gain (loss) on investment transactions	1.88	3.90		(3.99)

Total from investment operations	1.90	3.93		(3.99)

Less distributions:
Net investment income	—	—	(a)	(0.02)

Total distributions	—	—		(0.02)

Net asset value, end of period	$11.82	$9.92		$5.99

Total return [2]	19.15%	65.64%		(39.86%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$141,853	$102,834		$52,204

Ratio of net expenses to average net assets	1.62%	1.58%		1.58%	*

Ratio of total expenses to average net assets	2.07%	2.20%		1.83%	*

Ratio of net investment income (loss) to average net assets	0.21%	0.37%		0.04%	*

Portfolio turnover rate	62%	70%		37%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

REIT FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2010 [1]	2009 [1]	2008 [1]	2007	2006
Net asset value, beginning of period	$8.63	$6.82	$12.00	$18.10	$14.92

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.19	0.25	0.30	0.24
Net realized and unrealized gain (loss) on investment transactions	2.05	1.62	(5.02)	(3.49)	4.57

Total from investment operations	2.17	1.81	(4.77)	(3.19)	4.81

Less distributions:
Net investment income	—	—	(0.25)	(0.33)	(0.19)
Return of capital	—	—	(0.16)	(0.16)	—
Net realized gains	—	—	—	(2.42)	(1.44)

Total distributions	—	—	(0.41)	(2.91)	(1.63)

Net asset value, end of period	$10.80	$8.63	$6.82	$12.00	$18.10

Total return [2]	25.14%	26.54%	(39.38% )	(17.87% )	32.41%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$68,420	$50,107	$33,240	$53,684	$71,790

Ratio of total expenses to average net assets	1.01%	1.03%	1.02%	0.99%	1.00%

Ratio of net investment income (loss) to average net assets	1.26%	2.93%	2.30%	1.37%	1.56%

Portfolio turnover rate	180%	163%	86%	85%	53%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

142

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]		2009 [1]
Net asset value, beginning of period	$8.96		$6.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.01)		0.24
Capital gain distributions received from affiliated funds	—		—		0.03
Net realized and unrealized gain (loss) on investment transactions	1.46		2.02		(3.21)

Total from investment operations	1.43		2.01		(2.94)

Less distributions:
Net investment income	—		—		(0.10)
Net realized gains	—		—	(a)	(0.01)

Total distributions	—		—		(0.11)

Net asset value, end of period	$10.39		$8.96		$6.95

Total return [2]	15.96%		28.94%		(29.39%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$24,256		$13,875		$1,509

Ratio of net expenses to average net assets [3]	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.40%		0.48%		2.97%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.16%	)	9.66%	*

Portfolio turnover rate	28%		39%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

MODERATELY AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]		2009 [1]
Net asset value, beginning of period	$9.72		$7.64		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.02)		0.39
Capital gain distributions received from affiliated funds	—		0.01		0.05
Net realized and unrealized gain (loss) on investment transactions	1.44		2.09		(2.65)

Total from investment operations	1.41		2.08		(2.21)

Less distributions:
Net investment income	—		—		(0.15)
Net realized gains	—		—	(a)	—	(a)

Total distributions	—		—		(0.15)

Net asset value, end of period	$11.13		$9.72		$7.64

Total return [2]	14.51%		27.25%		(22.06%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$119,284		$61,800		$11,656

Ratio of net expenses to average net assets [3]	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.33%		0.34%		0.70%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.18%	)	14.72%	*

Portfolio turnover rate	26%		49%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

143

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]		2009 [1]
Net asset value, beginning of period	$9.56		$7.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.02)		0.40
Capital gain distributions received from affiliated funds	—		0.01		0.06
Net realized and unrealized gain (loss) on investment transactions	1.20		1.64		(2.34)

Total from investment operations	1.17		1.63		(1.88)

Less distributions:
Net investment income	—		—		(0.19)
Net realized gains	—		—	(a)	—	(a)

Total distributions	—		—		(0.19)

Net asset value, end of period	$10.73		$9.56		$7.93

Total return [2]	12.24%		20.58%		(18.77%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$199,732		$100,677		$13,244

Ratio of net expenses to average net assets [3]	0.32%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.32%		0.33%		0.59%	*

Ratio of net investment income (loss) to average net assets	(0.32%	)	(0.20%	)	14.00%	*

Portfolio turnover rate	22%		30%		23%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

MODERATELY CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]		2009 [1]
Net asset value, beginning of period	$9.75		$8.40		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.02)		0.34
Capital gain distributions received from affiliated funds	—		0.02		0.06
Net realized and unrealized gain (loss) on investment transactions	0.95		1.35		(1.74)

Total from investment operations	0.92		1.35		(1.34)

Less distributions:
Net investment income	—		—	(a)	(0.24)
Net realized gains	—		—		(0.02)

Total distributions	—		—		(0.26)

Net asset value, end of period	$10.67		$9.75		$8.40

Total return [2]	9.32%		16.19%		(13.48%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$72,839		$45,014		$8,313

Ratio of net expenses to average net assets [3]	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.34%		0.36%		0.61%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.22%	)	11.40%	*

Portfolio turnover rate	35%		46%		38%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

144

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
	2010 [1]		2009 [1]
Net asset value, beginning of period	$10.01		$9.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.02)	0.43
Capital gain distributions received from affiliated funds	—		0.02	0.07
Net realized and unrealized gain (loss) on investment transactions	0.73		0.97	(1.17)

Total from investment operations	0.70		0.97	(0.67)

Less distributions:
Net investment income	—		— (a)	(0.28)
Net realized gains	—		(0.01)	—

Total distributions	—		(0.01)	(0.28)

Net asset value, end of period	$10.71		$10.01	$9.05

Total return [2]	6.89%		10.80%	(6.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$45,528		$31,405	$8,139

Ratio of net expenses to average net assets [3]	0.33%		0.33%	0.33%	*

Ratio of total expenses to average net assets [3]	0.35%		0.38%	0.63%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.21% )	13.26%	*

Portfolio turnover rate	46%		73%	27%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

145

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index Fund, Developed International Index, International Equity, Emerging Markets Equity, REIT, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation (each a “Fund” and collectively, “the Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOF”) — Each Portfolio seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The FOFs include the following Funds: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, REIT — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security’s primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

146

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds’ net assets as of December 31, 2010 is included with each Fund’s Schedule of Investments.

For the year ended December 31, 2010, there have been no significant changes to the Funds’ fair value methodologies.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Bank Loans — Certain Funds invests in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

147

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS: Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2010 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2010, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REIT’s based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in the Fund’s records.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Independence Capital Management, Inc. (“ICMI”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Turner Investment Partners, Inc.
Large Core Growth Fund	Wells Capital Management, Inc.
Large Cap Value Fund	OppenheimerFunds, Inc.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Fund Management, Inc.
Mid Cap Growth Fund	Turner Investment Partners, Inc.
Mid Cap Value Fund	Neuberger Berman Management, Inc.
Mid Core Value Fund	Lord, Abbett & Co. LLC
SMID Cap Growth Fund	Wells Capital Management, Inc.
SMID Cap Value Fund	Alliance Bernstein, LP
Small Cap Growth Fund	Allianz Global Investors Capital
Small Cap Value Fund	Goldman Sachs Asset Management, LP
Small Cap Index Fund	SSgA Fund Management, Inc.

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PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

Fund	Sub-adviser
Developed International Index Fund	SSgA Fund Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management
REIT Fund	Heitman Real Estate Securities LLC

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Large Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Growth Fund: 0.55%; Large Core Growth Fund: 0.56%; Large Cap Value Fund: 0.60%; Large Core Value Fund: 0.46%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Mid Core Value Fund: 0.72%; SMID Cap Growth Fund: 0.75%; SMID Cap Value Fund: 0.95%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; Small Cap Index Fund: 0.30%; Developed International Index Fund: 0.30%; International Equity Fund: 0.85%; Emerging Markets Equity Fund: 1.18% for the first $2.5 billion and 1.00% thereafter; REIT Fund: 0.70%, Aggressive Allocation Fund: 0.10%; Moderately Aggressive Allocation Fund: 0.10%; Moderate Allocation Fund: 0.10%; Moderately Conservative Allocation Fund: 0.10% and Conservative Allocation Fund: 0.10%. The Balanced Fund does not pay an investment advisory fee to ICMI.

Effective January 1, 2011, amendments to the investment advisory agreement increased the Large Core Growth and Large Core Value Fund’s advisory fee that each Fund pays to ICMI to 0.60% of the average daily net assets of each Fund. The new agreement was approved by the shareholders of each Fund at a special meeting of the Funds’ shareholders held on December 15, 2010.

For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund’s average daily net assets.

Accounting Services

Under an accounting services agreement, BNY Mellon Asset Servicing, Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity, Emerging Markets Equity, Developed International Equity and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoF shall be an asset based fee of 0.01% of each such portfolio’s average assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. Each international fund’s minimum annual fee is $48,000. The Money Market Fund pays no minimum annual fee. The International Equity, Emerging Markets Equity and Developed International Index Funds pay BNY Mellon 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

149

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

Custodial Services

Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay PFPC Trust, on a monthly basis, an annual custody fee of 0.01%. JPMorgan Chase serves as foreign sub-custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.80%	SMID Cap Value	1.14%
Limited Maturity Bond	0.90%	Small Cap Growth	1.15%
Quality Bond	0.90%	Small Cap Value	1.15%
High Yield Bond	0.90%	Small Cap Index	0.55%
Flexibly Managed	1.00%	Developed International Index	0.59%
Balanced Fund*	0.62%	International Equity	1.50%
Large Growth Stock	1.00%	Emerging Markets Equity**	1.85%
Large Cap Growth	1.00%	REIT	1.25%
Large Core Growth**	1.00%	Aggressive Allocation Fund*	0.33%
Large Cap Value	1.00%	Moderately Aggressive
Large Core Value	1.00%	Allocation Fund*	0.33%
Index 500	0.40%	Moderate Allocation Fund*	0.33%
Mid Cap Growth	1.00%	Moderately Conservative
Mid Cap Value	1.00%	Allocation Fund*	0.33%
Mid Core Value	1.25%	Conservative Allocation Fund*	0.33%
SMID Cap Growth	1.05%

*	For FOFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees payable by the Underlying Funds in which the FOF invests.

**	Prior to September 1, 2010, ICMI and Penn Mutual had agreed to waive fees or reimburse expenses to the extent necessary to keep annual operating expenses from exceeding 0.64%, 0.54% and 1.58% of the average daily net assets per year of the Large Core Growth Fund, Large Core Value Fund and Emerging Markets Equity Fund, respectively.

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time. In addition, effective September 1, 2010, Penn Mutual and ICMI currently intend to voluntarily waive a portion of their fees and/or reimburse expenses so that the Emerging Markets Equity Fund’s total expenses do not exceed 1.68%.

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

Effective May 18, 2006, Penn Mutual may recover any administrative and corporate services fees that were waived in a preceding three fiscal years as long as it would not cause the Fund to exceed its expense limitation.

150

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

As of December 31, 2010, the following funds had administrative and corporate services fees that are subject to recapture by Penn Mutual through various months ending:

	December 31, 2011	December 31, 2012	December 31, 2013
Money Market Fund	—	$3,272	$721
Large Cap Growth Fund	—	13,471	—
Index 500 Fund	$43,808	52,491	26,437
Mid Cap Growth Fund	14,484	16,713	2,540
Balanced Fund	9,379	39,583	36,499

Effective June 2, 2009, ICMI may recover any advisory fees that were waived in preceding three fiscal years with respect to the Balanced, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Index, Developed International Index, Emerging Markets Equity, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, as long as it would not cause the Fund to exceed its expense limitation period.

As of December 31, 2010, the following funds had waived advisory fees that are subject to recapture by ICMI through various months ending:

	December 31, 2011	December 31, 2012	December 31, 2013
Money Market Fund	—	$87,849	$234,908
Large Core Growth Fund	$107,833	239,184	173,522
Large Core Value Fund	112,678	261,282	206,004
SMID Cap Growth Fund	9,347	44,102	36,023
SMID Cap Value Fund	10,445	44,109	47,247
Small Cap Value Fund	—	20,949	6,002
Small Cap Index Fund	45,212	192,617	157,501
Developed International Index Fund	136,046	345,131	282,565
Emerging Markets Equity Fund	53,838	459,043	448,789
Aggressive Allocation Fund	5,750	11,429	13,439
Moderately Aggressive Allocation Fund	1,084	3,989	222
Moderately Conservative Allocation Fund	5,246	6,823	3,741
Conservative Allocation Fund	5,239	8,824	8,080

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Large Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitation; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Balanced, Large Cap Growth, Large Core Growth, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Index, Developed International Index, Emerging Markets Equity, REIT, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, ICMI, and Penn Mutual, entered into an agreement whereby ICMI and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net

151

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

distribution yield for the Money Market Fund. Under the September 10, 2009 Agreement, ICMI and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to ICMI and/or Penn Mutual are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment.

Total fees of $174,500 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2010. No person received compensation from Penn Series who is an officer, interested director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2010 are as follows:

Money Market Fund	$3,765,037
Quality Bond Fund	7,451,889
High Yield Bond Fund	3,875,704
Flexibly Managed Fund	39,699,788
Large Growth Stock Fund	33,204,046
Index 500 Fund	8,960,085
Mid Cap Growth Fund	4,959,148
Mid Core Value Fund	3,363,267
SMID Cap Growth Fund	4,305,423
SMID Cap Value Fund	4,316,974
Small Cap Growth Fund	4,749,929
Small Cap Value Fund	6,593,606
International Equity Fund	20,811,962
Large Core Value	19,960,551
Emerging Markets Equity	5,666,529
Small Cap Index Fund	3,015,265
Developed International Index	3,313,661

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2010 were as follows:

Flexibly Managed Fund	$1,420
Large Growth Stock Fund	90
SMID Cap Growth Fund	172
Small Cap Value Fund	3,281
Emerging Markets Equity Fund	7,397

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2010, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$53,059,787	$26,128,133	$20,261,857	$17,758,349
Quality Bond Fund	215,673,063	137,601,212	78,896,104	79,739,611
High Yield Bond Fund	—	—	89,190,221	68,614,839

152

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Flexibly Managed Fund	—	—	$873,418,386	$820,475,879
Balanced Fund	—	—	10,936,129	13,725,400
Large Growth Stock Fund	—	—	69,097,398	63,554,136
Large Cap Growth Fund	—	—	52,604,547	50,536,589
Large Core Growth Fund	—	—	139,063,520	162,746,643
Large Cap Value Fund	—	—	167,614,267	160,637,454
Large Core Value Fund	—	—	52,335,860	54,412,789
Index 500 Fund	—	—	12,177,339	27,835,936
Mid Cap Growth Fund	—	—	94,785,467	91,746,912
Mid Cap Value Fund	—	—	35,454,941	35,952,735
Mid Core Value Fund	—	—	35,802,646	32,177,095
SMID Cap Growth Fund	—	—	18,488,614	19,397,388
SMID Cap Value Fund	—	—	16,949,722	16,369,363
Small Cap Growth Fund	—	—	97,991,584	100,070,513
Small Cap Value Fund	—	—	68,048,472	69,860,555
Small Cap Index Fund	—	—	11,081,597	13,691,770
Developed International Index Fund	—	—	14,847,178	2,785,931
International Equity Fund	—	—	110,868,345	93,973,073
Emerging Markets Equity Fund	—	—	84,493,471	68,518,950
REIT Fund	—	—	112,092,127	105,756,954
Aggressive Allocation Fund	—	—	12,894,729	5,324,915
Moderately Aggressive Allocation Fund	—	—	66,732,335	23,055,120
Moderate Allocation Fund	—	—	111,425,557	33,633,200
Moderately Conservative Allocation Fund	—	—	42,114,119	20,261,480
Conservative Allocation Fund	—	—	28,936,206	17,903,775
6 — FEES PAID INDIRECTLY

Certain sub-advisers have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the year ended December 31, 2010 were as follows:

Flexibly Managed Fund	$11,735
Large Growth Stock Fund	1,736
Large Cap Growth Fund	12,524
Large Core Growth Fund	48,373
Mid Cap Growth Fund	24,880
Mid Cap Value Fund	5,804
Mid Core Value Fund	2,904
SMID Cap Growth Fund	17,557
SMID Cap Value Fund	1,279
Small Cap Growth Fund	17,228
REIT Fund	13,165

7 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all of investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent

153

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

any Fund had undistributed investment company taxable income and net capital gains at December 31, 2010, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2010, primarily attributable to the disallowance of net operating losses, the expiration of capital loss carryforwards, consent dividends, the tax treatment of Passive Foreign Investment Companies, the redesignation of dividends and the reclassification of net foreign currency exchange gains or losses, were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Money Market Fund	—	$(1,689)	$1,689
Limited Maturity Bond Fund	$(2,007,455)	(218,830)	2,226,285
Quality Bond Fund	(9,261,917)	(4,261,354)	13,523,271
High Yield Bond Fund	(9,099,986)	(97,339)	9,197,325
Flexibly Managed Fund	(21,396,749)	(195,328)	21,592,077
Balanced Fund	110,307	94,426	(204,733)
Large Growth Stock Fund	270,345	42,701,678	(42,972,023)
Large Cap Growth Fund	30,147	—	(30,147)
Large Core Growth	11,467	—	(11,467)
Large Cap Value Fund	(1,327,588)	(44,929)	1,372,517
Large Core Value Fund	(2,243,608)	—	2,243,608
Index 500 Fund	(4,175,516)	11,373,814	(7,198,298)
Mid Cap Growth Fund	125,770	(2,358)	(123,412)
Mid Cap Value Fund	(729,336)	—	729,336
Mid Core Value Fund	(205,289)	—	205,289
SMID Cap Growth Fund	75,251	(2,470,320)	2,395,069
SMID Cap Value Fund	(47,218)	(2,302,795)	2,350,013
Small Cap Growth Fund	362,343	27,976,572	(28,338,915)
Small Cap Value Fund	(1,133,601)	—	1,133,601
Small Cap Index Fund	(186,507)	(404,719)	591,226
Developed International Index Fund	(1,111,199)	(150,138)	1,261,337
International Equity Fund	(6,948,841)	(2,412,182)	9,361,023
Emerging Markets Equity Fund	(322,023)	265,172	56,851
REIT Fund	(759,192)	—	759,192
Aggressive Allocation Fund	62,570	(8,585)	(53,985)
Moderately Aggressive Allocation Fund	291,177	(275,976)	(15,201)
Moderate Allocation Fund	485,635	(558,513)	72,878
Moderately Conservative Allocation Fund	193,330	(443,155)	249,825
Conservative Allocation Fund	128,476	(280,596)	152,120

These reclassifications had no effect on net assets or net asset value per share.

154

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2010 and 2009 were as follows:

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Money Market Fund
2010	$16,846	—	—	$16,846
2009	995,807	—	—	995,807
Limited Maturity Bond Fund
2010	2,042,945	$183,340	—	2,226,285
2009	2,214,633	190,583	—	2,405,216
Quality Bond Fund
2010	11,975,898	1,547,373	—	13,523,271
2009	13,432,214	—	—	13,432,214
High Yield Bond Fund
2010	9,212,561	—	—	9,212,561
2009	7,171,826	—	—	7,171,826
Flexibly Managed Fund
2010	21,592,077	—	—	21,592,077
2009	24,119,007	—	—	24,119,007
Balanced Fund
2010	1,227,500	—	—	1,227,500
2009	1,495,649	—	—	1,495,649
Large Growth Stock Fund
2010	—	—	—	—
2009	14,089	—	—	14,089
Large Cap Growth Fund
2010	—	—	—	—
2009	49,125	—	—	49,125
Large Core Growth Fund
2010	—	—	—	—
2009	597,050	—	—	597,050
Large Cap Value Fund
2010	1,372,517	—	—	1,372,517
2009	1,844,893	—	—	1,844,893
Large Core Value Fund
2010	2,243,608	—	—	2,243,608
2009	2,431,661	—	—	2,431,661
Index 500 Fund
2010	4,175,516	—	—	4,175,516
2009	4,157,561	—	—	4,157,561
Mid Cap Growth Fund
2010	—	—	—	—
2009	—	—	—	—
Mid Cap Value Fund
2010	729,336	—	—	729,336
2009	495,855	—	—	495,855
Mid Core Value Fund
2010	205,289	—	—	205,289
2009	142,891	—	—	142,891

155

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
SMID Cap Growth Fund
2010	$1,694,840	$700,229	—	$2,395,069
2009	8,024	10,911	—	18,935
SMID Cap Value Fund
2010	1,215,070	1,134,943	—	2,350,013
2009	34,946	—	—	34,946
Small Cap Growth Fund
2010	—	—	—	—
2009	—	—	—	—
Small Cap Value Fund
2010	1,133,601	—	—	1,133,601
2009	974,874	—	—	974,874
Small Cap Index Fund
2010	591,226	—	—	591,226
2009	124,268	—	—	124,268
Developed International Index Fund
2010	1,252,982	8,355	—	1,261,337
2009	538,481	47,690	—	586,171
International Equity Fund
2010	9,361,023	—	—	9,361,023
2009	3,830,742	—	—	3,830,742
Emerging Markets Equity Fund
2010	56,851	—	—	56,851
2009	169,367	—	—	169,367
REIT Fund
2010	759,192	—	—	759,192
2009	1,098,938	—	—	1,098,938
Aggressive Allocation Fund
2010	352,907	82,205	—	435,112
2009	209,385	—	—	209,385
Moderately Aggressive Allocation Fund
2010	2,158,865	351,182	—	2,510,047
2009	1,076,981	5,947	—	1,082,928
Moderate Allocation Fund
2010	4,029,335	510,686	—	4,540,021
2009	2,185,047	8,598	—	2,193,645
Moderately Conservative Allocation Fund
2010	1,742,540	269,099	—	2,011,639
2009	1,006,653	—	—	1,006,653
Conservative Allocation Fund
2010	1,086,356	102,472	—	1,188,828
2009	997,318	13,276	—	1,010,594

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

156

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

Components of distributable earnings:

As of December 31, 2010, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
High Yield Bond Fund	$(10,596,534)	$(10,596,534)
Flexibly Managed Fund	(55,332,662)	(55,332,662)
Balanced Fund	(1,754,622)	(1,754,622)
Large Growth Stock Fund	(32,364,195)	(32,364,195)
Large Cap Growth Fund	(4,810,983)	(4,810,983)
Large Core Growth Fund	(39,583,803)	(39,583,803)
Large Cap Value Fund	(40,486,187)	(40,486,187)
Large Core Value Fund	(38,522,278)	(38,522,278)
Index 500 Fund	(16,814,035)	(16,814,035)
Mid Cap Growth Fund	(14,366,860)	(14,366,860)
Mid Cap Value Fund	(13,388,384)	(13,388,384)
Mid Core Value Fund	(11,260,728)	(11,260,728)
Small Cap Growth Fund	(7,836,864)	(7,836,864)
Small Cap Value Fund	(17,391,829)	(17,391,829)
International Equity Fund	(79,463,849)	(79,463,849)
Emerging Markets Equity Fund	(10,578,245)	(10,578,245)
REIT Fund	(7,812,001)	(7,812,001)

Capital loss carryforwards:

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2010, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2011	2012	2013	2014	2015	2016	2017	2018	Total
High Yield Bond Fund	$243,313	—	—	—	—	$5,262,093	$5,091,128	—	$10,596,534
Flexibly Managed Fund	—	—	—	—	—	—	55,332,662	—	55,332,662
Balanced Fund	—	—	—	—	—	273,934	1,478,469	$2,219	1,754,622
Large Growth Stock Fund	10,937,396	—	—	—	—	3,795,667	17,631,132	—	32,364,195
Large Cap Growth Fund	—	—	—	—	—	1,552,135	3,258,848	—	4,810,983
Large Core Growth Fund	—	—	—	—	—	4,902,158	34,681,645	—	39,583,803
Large Cap Value Fund	—	—	—	—	—	13,658,183	26,828,004	—	40,486,187
Large Core Value Fund	—	—	—	—	—	9,958,541	28,563,737	—	38,522,278
Index 500 Fund	—	—	$5,029,803	$1,916,180	$187,860	4,110,871	2,801,580	2,767,741	16,814,035
Mid Cap Growth Fund	—	—	—	—	—	315,266	14,051,594	—	14,366,860
Mid Cap Value Fund	—	—	—	—	—	—	13,388,384	—	13,388,384

157

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

	Expires on December 31,
	2011	2012	2013	2014	2015	2016	2017	2018	Total
Mid Core Value Fund	—	—	—	—	—	—	$11,260,728	—	$11,260,728
Small Cap Growth Fund	—	—	—	—	—	$6,651,080	1,185,784	—	7,836,864
Small Cap Value Fund	—	—	—	—	—	—	17,391,829	—	17,391,829
International Equity Fund	—	—	—	—	—	19,155,146	53,636,686	$6,672,017	79,463,849
Emerging Markets Equity Fund	—	—	—	—	—	—	10,578,245	—	10,578,245
REIT Fund	—	—	—	—	—	—	7,812,001	—	7,812,001

During the year ended December 31, 2010, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Money Market Fund	$3,804
High Yield Bond Fund	3,182,116
Flexibly Managed Fund	107,073,511
Large Growth Stock Fund	4,152,868
Large Cap Growth Fund	2,495,938
Large Core Growth Fund	6,030,645
Large Cap Value Fund	10,962,221
Large Core Value Fund	1,205,314
Mid Cap Growth Fund	8,324,104
Mid Cap Value Fund	3,936,661
Mid Core Value Fund	5,700,289
SMID Cap Value Fund	90,729
Small Cap Growth Fund	7,640,145
Small Cap Value Fund	10,616,884
Small Cap Index Fund	200,577
Emerging Markets Equity Fund	8,500,896
REIT Fund	11,677,571

Post-October Losses:

The following Funds elected to treat post-October losses incurred in the period November 1, 2010 through December 31, 2010 as having occurred on January 1, 2011:

	Currency	Capital
Limited Maturity Bond Fund	—	$15,763
Quality Bond Fund	—	1,185,526
Developed International Index Fund	3,279	—
International Equity Fund	930,887	—
Emerging Markets Equity Fund	45,028	—

158

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

Tax cost of securities:

At December 31, 2010, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2010 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$137,546,851	—	—	—
Limited Maturity Bond	145,561,293	$2,918,601	$(1,382,763)	$1,535,838
Quality Bond Fund	395,903,721	11,985,197	(4,297,946)	7,687,251
High Yield Bond Fund	121,373,474	8,885,153	(992,144)	7,893,009
Flexibly Managed Fund	1,395,171,591	215,901,575	(19,263,939)	196,637,636
Balanced Fund	59,765,419	8,090,234	(3,761,644)	4,328,590
Large Growth Stock Fund	130,762,853	45,826,472	(1,019,746)	44,806,726
Large Cap Growth Fund	28,369,638	6,029,035	(130,536)	5,898,499
Large Core Growth Fund	93,387,651	30,703,823	(244,936)	30,458,887
Large Cap Value Fund	147,458,061	23,791,943	(2,162,749)	21,629,194
Large Core Value Fund	136,013,387	31,809,943	(2,636,473)	29,173,470
Index 500 Fund	281,213,949	59,804,663	(47,251,200)	12,553,463
Mid Cap Growth Fund	103,229,618	32,720,373	(342,945)	32,377,428
Mid Cap Value Fund	121,779,343	27,986,362	(3,140,818)	24,845,544
Mid Core Value Fund	54,184,504	11,147,236	(335,974)	10,811,262
SMID Cap Growth Fund	20,329,854	6,312,699	(618,714)	5,693,985
SMID Cap Value Fund	21,258,711	6,549,595	(98,302)	6,451,293
Small Cap Growth Fund	103,463,520	18,760,626	(5,001,070)	13,759,556
Small Cap Value Fund	169,003,920	33,234,751	(5,886,145)	27,348,606
Small Cap Index Fund	24,249,955	6,901,228	(879,838)	6,021,390
Developed International Index Fund	49,051,110	8,491,787	(2,333,137)	6,158,650
International Equity Fund	268,896,275	68,075,566	(10,056,630)	58,018,936
Emerging Markets Equity Fund	109,276,706	35,180,489	(3,111,283)	32,069,206
REIT Fund	65,126,339	7,866,684	(1,693,174)	6,173,510
Aggressive Allocation Fund	19,068,770	5,740,121	(243,384)	5,496,737
Moderately Aggressive Fund	96,773,493	24,607,452	(1,589,671)	23,017,781
Moderate Allocation Fund	169,089,669	31,745,288	(1,052,995)	30,692,293
Moderately Conservative Allocation Fund	63,821,741	9,655,810	(679,944)	8,975,866
Conservative Allocation Fund	41,341,279	4,451,145	(384,109)	4,067,036

The difference between book basis and tax basis appreciation is primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

Management has analyzed the Funds’ tax position taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

8 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

159

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position, and the party agreeing to sell the asset in the future assumes a short position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective Indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Fund’s investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, market movements and the potential of greater loss than if these techniques had not been used by the Fund. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

The Index 500 and Developed International Index and Small Cap Index Funds have entered into futures contracts during the year ended December 31, 2010. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at December 31, 2010 were as follows:

Fund	Type	Futures Contract	Expiration Date	Unit (at 50 per Unit)	Closing Price	Unrealized Appreciation (Depreciation)
Index 500	Buy/Long	E-Mini S&P 500 Index	3/19/2011	41	$1,253	$(6,242)
Developed International Index	Buy/Long	E-Mini MSCI Eafe Index	3/19/2011	41	1,661	66,834
Small Cap Index	Buy/Long	Russell 2000 Mini Index	3/19/2011	3	782	(2,046)

The total market value of futures contracts held in the Index 500, Developed International Index and Small Cap Index funds as of December 31, 2010 are classified as Level 1.

The open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at December 31, 2010 is indicative of the volume of activity during the year.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Fund may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Flexibly Managed and Large Cap Value Funds has purchased options to decrease exposure to equity risk. The risk associated with purchased options is limited to premium paid. The Fund also received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security

160

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

decreases and the option is exercised. The risk in buying an option is that the Funds pays a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

Transactions in options written during the year ended December 31, 2010 for the Flexibly Managed Fund were as follows:

Flexibly Managed Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2009	29,992	$5,838,310
Options written	75,107	12,098,302
Options repurchased	(54,697)	(8,632,785)
Options expired	(1,365)	(304,498)
Options exercised	(9,563)	(1,470,550)

Options outstanding at December 31, 2010	39,474	$7,528,779

The options written during the year ended December 31, 2010 for the Flexibly Managed Fund is indicative of the volume of activity during the year.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

International Equity Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Fund hedge currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

Open forward foreign currency contracts held by the International Equity Fund at December 31, 2010 were as follows:

	Currency	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Euro	04/21/2011	$(9,197,000)	0.74865	$(12,660,498)	$(12,284,700)	$375,798
Buy	Euro	04/21/2011	9,197,000	0.74865	12,963,797	12,284,700	(679,097)
Sell	Euro	06/01/2011	(7,547,000)	0.74881	(9,867,258)	(10,078,642)	(211,384)
Sell	Euro	02/14/2011	(6,914,000)	0.74842	(8,979,489)	(9,238,098)	(258,609)
Buy	Euro	02/14/2011	6,914,000	0.74842	9,300,643	9,238,097	(62,546)
Buy	Pounds Sterling	02/14/2011	32,296,000	0.64162	52,424,801	50,334,932	(2,089,869)
Sell	Pounds Sterling	02/14/2011	(8,544,000)	0.64162	(13,420,148)	(13,316,252)	103,896
Sell	Pounds Sterling	06/01/2011	(12,608,000)	0.64229	(19,565,852)	(19,629,628)	(63,776)
Sell	Pounds Sterling	02/14/2011	(23,752,000)	0.64162	(37,287,554)	(37,018,681)	268,873

	Total						$2,616,714

161

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

Open forward foreign currency contracts held by the High Yield Bond Fund at December 31, 2010 were as follows:

	Currency	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Euro	03/09/2011	$(58,000)	0.74850	$(76,617)	$(77,488)	$(871)
Sell	Euro	03/09/2011	(3,065,000)	0.74850	(4,095,545)	(4,094,849)	696
Buy	Euro	03/09/2011	63,000	0.74850	83,227	84,168	941

	Total						$766

The total market value of forward foreign currency contracts held in the International Equity and High Yield Bond Funds as of December 31, 2010 are classified as Level 2.

The following is a summary of the location of derivatives on the Fund’s Statements of Assets and Liabilities as of December 31, 2010:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value* Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**

Foreign exchange contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2010:

	Asset Derivative Value		Liability Derivative Value
Portfolio	Equity contracts	Foreign exchange contracts	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$1,637	—	$871
Flexibly Managed Fund	—	—	$10,865,247	—
Index 500 Fund	—	—	6,242	—
International Equity Fund	—	748,567	—	3,365,281
Small Cap Index Fund	—	—	2,046	—
Developed International Index Fund	$66,834	—	—	—

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of investments and foreign currency*
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options

Foreign exchange contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency

162

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

	Realized Gain (Loss) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$62,037
Flexibly Managed Fund	$2,900,793	—
Index 500 Fund	639,149	—
Small Cap Index Fund	178,779	—
Developed International Index Fund	58,815	—
International Equity Fund	—	2,127,057
Emerging Markets Equity Fund	9,753

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$766
Flexibly Managed Fund	$(2,993,012)	—
Large Cap Value Fund	—	—
Index 500 Fund	(36,434)	—
Small Cap Index Fund	(34,387)	—
Developed International Index Fund	67,734	—
International Equity Fund	—	3,389,805

*	includes purchased options

**	includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported with the Statements of Assets and Liabilities.

The table below summarizes the average balance of derivative holdings by fund during the year ended December 31, 2010. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward foreign currency contracts (Average Cost)	Futures contracts (Average Notional Value)	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
High Yield Bond Fund	$(3,133,346)	—	—	—
Flexibly Managed Fund	—	—	$3,505	$(6,783,709)
Large Cap Value Fund	—	—	2,313	—
Index 500 Fund	—	$4,405,390	—	—
Small Cap Index Fund	—	699,337	—	—
Developed International Index Fund	—	1,375,777	—	—
International Equity Fund	(51,805,015)	—	—	—

9 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated

163

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2010

with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

10 — SECURITIES LENDING

With the exception of the Money Market and FOF Funds, Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities loaned. However, due to market fluctuations, the value of the securities loaned may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Lending securities involves certain risk that the Portfolio may be delayed from recovering the collateral if the borrower fails to return the securities.

The Funds paid fees for securities lending for the year ended December 31, 2010 to its custodian, which have been netted against Income from Securities Lending in the Statements of Operations. These fees are presented below.

For Funds with Securities on loan at December 31, 2010	Market Value of Securities on Loan	Market Value of Collateral	Fees Paid for Lending	Net Income Earned From Lending
Index 500 Fund	$27,466,389	$28,477,078	$9,702	$23,215
Mid Cap Growth Fund	24,812,999	25,632,036	8,972	21,121
Mid Cap Value Fund	22,863,428	23,780,126	6,196	14,490
Mid Core Value Fund	10,359,578	10,778,978	4,472	10,615
Small Cap Growth Fund	26,352,709	27,668,481	73,106	171,115
Small Cap Value Fund	28,894,728	30,504,282	54,308	127,063
Small Cap Index Fund	5,140,353	5,446,711	15,940	39,228
Developed International Index Fund	62,559	63,900	—	1
International Equity Fund	9,398,357	9,713,099	3,758	8,812

11 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

12 — SUBSEQUENT EVENTS

Except as disclosed below, Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

On February 23, 2011, the Board of Directors of the Penn Series Funds, Inc. approved the following changes to the REIT Fund (the “Fund”):

•	the termination of Heitman Real Estate Securities LLC, the current investment sub-adviser to the Fund;

•	the hiring of Cohen & Steers Capital Management, Inc. as the new investment sub-adviser to the Fund;

•	changing the name of the Fund to the Real Estate Securities Fund; and

•

changing the Fund’s current investment policy of investing at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”) to a policy that requires the Fund to invest at least 80% of its net assets in common stocks and other equity securities issued by real estate companies, including REITs.

Each of the foregoing changes will be effective May 1, 2011.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s prior year capital loss carryovers may expire without being utilized. Relevant information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.

164

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Penn Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Penn Series Funds, Inc. comprising the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, REIT Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodians, the transfer agent, and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Penn Series Funds, Inc. as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 24, 2011

APPENDIX A

A-1

PENN SERIES FUNDS, INC.

Proxy Voting Policies and Procedures

All voting securities held in each fund or portfolio (“Fund”) of Penn Series Funds, Inc. (“Penn Series”) shall be voted in the best interest of shareholders of the Fund. In furtherance of this policy, and as provided in the investment advisory agreement between Penn Series and Independence Capital Management, Inc. (“ICMI”) and the investment sub-advisory agreements between ICMI and investment sub-advisers, Penn Series has delegated the authority and responsibility to vote securities held in each Fund to the investment adviser or sub-adviser that manages the investments of the Fund on a day-to-day basis.

A description of the proxy voting policies and procedures that each investment adviser or sub-adviser uses in voting securities held in a Fund of Penn Series accompanies these policies and procedures as appendices. See the following table.

Proxy Voting Policies and Procedures of ICMI and Sub-Advisers

Exhibit	Investment Adviser or Sub-Adviser	Fund
A	Independence Capital Management, Inc.	Money Market Fund
Limited Maturity Bond Fund
Quality Bond Fund
Balanced Fund
Aggressive Allocation Fund
Moderately Aggressive
Allocation Fund
Moderate Allocation Fund
Moderately Conservative
Allocation Fund
Conservative Allocation Fund
B	Lord, Abbett & Co. LLC	Mid Core Value Fund
C	Wells Capital Management Incorporated	Large Core Growth Fund
SMID Cap Growth Fund
D	Morgan Stanley Investment Management, Inc.	Emerging Markets Equity Fund
E	Allianz Global Investments Capital LLC	Small Cap Growth Fund
F	Neuberger Berman Management LLC	Mid Cap Value Fund
G	AllianceBernstein L.P.	SMID Cap Value Fund
H	SSgA Funds Management, Inc.	Small Cap Index Fund
Developed International Index
Fund
I	Cohen & Steers Capital Management, Inc.	Real Estate Securities Fund
J	Goldman Sachs Asset Management L.P.	Small Cap Value Fund
K	OppenheimerFunds, Inc.	Large Cap Value Fund
L	Vontobel Asset Management, Inc.	International Equity Fund
M	T. Rowe Price Associates, Inc.	High Yield Bond Fund
Flexibly Managed Fund
Large Growth Stock Fund
N	Turner Investment Partners, Inc.	Mid Cap Growth Fund
Large Cap Growth Fund
O	Eaton Vance Management	Large Core Value Fund

Variable annuity contract and variable life insurance policy owners that participate in the investment results of a Fund may obtain a description of these Proxy Voting Policies and Procedures and a description of the Proxy Voting Policies and Procedures of the investment adviser or sub-adviser to the Fund that is responsible for voting the securities of the Fund, free of charge, by calling (800) 523-0650, or by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab and you will be directed to the proxy voting policies as well as each Fund’s proxy voting record. Descriptions requested by telephone will be sent to the variable annuity contract or variable life insurance policy owner by first-class mail within three days of receipt of the request.

Variable annuity contract and variable life insurance policy owners that participate in the investment results of a Fund may obtain the voting record of the Fund for the most recent twelve-month period ended June 30, free of charge, by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com and following the instructions noted above. The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by Penn Series with the SEC on SEC Form N-PX. The voting record will also be available on the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

EXHIBIT A

INDEPENDENCE CAPITAL MANAGEMENT, INC.

Proxy Voting Policies and Procedures

Independence Capital Management, Inc. (“ICMI”) provides day-to-day investment management services to clients, including the voting of securities held in their accounts. The following policies and procedures are reasonably designed to ensure that ICMI votes securities held in those client accounts in the best interest of the client.

ICMI has retained an independent firm, Institutional Shareholder Services (“ISS”), to assist it in voting the securities. ISS specializes in providing proxy advisory and voting services. These services include in-depth research, analysis, voting recommendations, as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance.

ICMI portfolio managers, who are responsible for purchasing and selling securities for client accounts, along with the ICMI compliance officer, oversee ISS in the voting of proxies held in client accounts.

Securities generally will be voted in accordance with the guidelines set forth in Exhibit A attached to these policies and procedures, except as ICMI may otherwise determine in the exercise of its fiduciary duty to its clients. The appropriate portfolio manager will review all voting recommendations made by ISS with respect to securities for which ICMI has voting authority, including recommendations on voting for or against proposals described in Exhibit A. If the portfolio manager determines that it is in the interest of a client account to vote securities differently than the recommendation made by ISS, the portfolio manager will fully document the reasons for voting the securities differently in a memorandum to the ICMI compliance officer. Upon receipt of the memorandum, the ICMI compliance officer will direct ISS to vote the securities in accordance with the determination made by the portfolio manager.

In providing proxy advisory and voting services to ICMI, ISS observes policies and procedures that address potential conflicts between the interests of ICMI client accounts, on the one hand, and the interests of ISS and its affiliates, on the other. The policies, procedures and practices of ISS are described in Exhibit B attached to these policies and procedures. ICMI relies, to a large extent, on the independence of ISS, and the polices, procedures and practices it has in place, to avoid voting on any proposal that may be inappropriate because of conflict of interest. In addition, ICMI portfolio managers and the ICMI compliance officer monitor the voting of securities that may present a conflict between the interests of a client, on the one hand, the interest of ICMI and its affiliates, on the other. The portfolio managers and the compliance officer are sensitized to the fact that any business or other relationship between ICMI (or any of its affiliates) and a company whose securities are to be voted could improperly influence a manager’s determination to vote the securities differently than recommended by ISS. Any potential conflict of interest identified by a portfolio manager are immediately referred to the compliance officer for immediate resolution.

ICMI, acting on its own behalf or acting through ISS, will provide a description of its proxy voting policies and procedures to its clients, and will inform its clients as to how they may obtain information on how ICMI voted their securities. Further, ICMI, acting on its own behalf or acting through ISS, will retain for a period of not less than six years its (i) proxy voting policies and procedures, (ii) proxy statements that ICMI receives regarding client securities, (iii) records of votes casts on behalf of clients, (iv) any document prepared on behalf of ICMI that was material to making the determination of how to vote securities and (v) a copy of each written request for proxy voting information, and a copy of any written response made by or on behalf of ICMI to any request (oral or written) for proxy voting information.

Exhibit A

INDEPENDENCE CAPITAL MANAGEMENT, INC.

Proxy Voting Guidelines - Summary

The following is a concise summary of ICMI’s proxy voting policy guidelines.

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Fees for non-audit services (“Other” fees) are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves;

•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own - withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

•

A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

•	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

•	Serving as liaison between the chairman and the independent directors,

•	Approving information sent to the board,

•	Approving meeting agendas for the board,

•	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

•	Having the authority to call meetings of the independent directors,

•	If requested by major shareholders, ensuring that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company does not under-perform its peers*.

*	Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminated.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company’s performance, and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

•	Huge bonus payouts without justifiable performance linkage or proper disclosure;

•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

•

Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

•	Excessive severance provisions (e.g., including excessive change in control payments);

•	Change in control payouts without loss of job or substantial diminution of job duties;

•	Internal pay disparity;

•	Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans - Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85% of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans - Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25% of employee’s contribution, which is effectively a discount of 20% from market value;

•	No discount on the stock price on the date of purchase, since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

9. Social and Environmental Issues

In evaluating social and environmental issues, we first determine whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, we vote AGAINST the proposal.

Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, in acting as representatives of our beneficiaries, we must consider only the impact of the proposal on the target company. Focusing in on the financial aspects of social and environmental proposals, if the proposal would have a negative impact on the company’s financial position or adversely affect important operations, we vote AGAINST the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company’s finances of operations, we vote FOR the proposal.

Finally, in reviewing shareholder proposals regarding social and environmental issues, we will seriously consider management’s recommendations on the grounds that management is often most qualified to determine how such proposals will impact on a particular corporation’s business and shareholders.

Social and environmental issues that may arise include:

•	The Ceres Principles and other corporate environmental practices;

•	Board diversity;

•	The McBride Principles, repressive regimes and foreign labor practices (Northern Ireland and China);

•	Employment practices and employment opportunity;

•	Military, nuclear power and related energy issues;

•	Tobacco, drug pricing, predatory lending and safety in advertising practices;

•	International policies, including world debt crisis;

•	Genetically-modified foods;

•	Animal rights;

•	Political contributions/activities and charitable contributions

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Exhibit B

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Research, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented a three-pronged approach to the proxy voting process, which is described more fully below:

[1]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Advisor.

•

In cases where we deem any client’s position in a company to be material,[2] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest

[2]

We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ (continued from page 1) positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. Generally, when a potential conflict of interest arises, Lord Abbett adheres to its voting guidelines on the issue or, if the guidelines do not address the particular issue, we would follow the Proxy Advisor’s recommendation.

Lord Abbett maintains a list of all publicly held companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company and if Lord Abbett decides not to follow the Proxy Advisor’s recommendation concerning a proxy proposal involving the company, Lord Abbett will notify the related Fund’s Proxy Committee3 and seek voting instructions from the Committee. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Fund’s Proxy Committee regarding the company.

Lord Abbett also maintains a list of all publicly held companies (including any subsidiaries of such companies) that have a significant business relationship with Lord Abbett. A “significant business relationship” for this purpose means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. For proxy proposals involving such companies, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders.

[3]	The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.	Auditors – Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B.	Directors

1.	Election of directors – The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.	Majority voting – Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.	Board classification – A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.	Independent board and committee members – An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.	Independent board chairman – Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C.	Compensation and Benefits

1.	General – In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.	Incentive compensation plans – An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.

Say on pay – “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4.	Pay for performance – “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.	Clawback provisions – A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.	Anti-gross-up policies – Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.	Severance agreements and executive death benefits – Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.	Executive pay limits – Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.	Employee stock purchase plans – Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

1.	Charter amendments – A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

2.

Changes to capital structure – A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.	Reincorporation – We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4.	Mergers, acquisitions, and restructurings – A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights

1.	Proxy access – Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Recently adopted amendments to the U.S. Securities and Exchange Commission’s (the “SEC”) proxy rules allow shareholders or groups of shareholders satisfying certain stock ownership and other eligibility requirements to include their director nominees on a company’s proxy ballot under certain limited circumstances. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett supports such measures so long as they comport with the requirements set forth in the SEC’s proxy rules. However, we generally will vote with management on proposals that seek to allow proxy access subject to less stringent requirements.

2.	Shareholder rights plans – Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.	Chewable pill provisions – A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.	Anti-greenmail provisions – An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.	Fair price provisions – A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.	Rights to call special shareholder meetings – Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.	Supermajority vote requirements – A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.	Cumulative voting – Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.	Confidential voting – In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10.	Reimbursing proxy solicitation expenses – Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.

Transacting other business – Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F.	Social, Political, and Environmental Issues – Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.	Share Blocking – Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended: March 10, 2011

Exhibit C

Wells Capital Management

PROXY VOTING POLICIES AND PROCEDURES

Compliance Liaison:
Mai Shiver/Margie D’Almeida	Business Administrator:
Jennifer Vraney

I. Introduction:

As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy and Procedures (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 940, as amended (the “Advisers’ Act”).

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

II. Voting

Philosophy

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration, and executing votes based on their published guidelines. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

Responsibilities

1.	Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2.	The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are subject to change upon approval from the Committee Chair.

3.	WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4.	Third Parties: To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with Institutional Shareholders Services (ISS) (formally RiskMetrics), a provider of proxy-voting services, to provide the following services to WellsCap:

•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;

•	Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’ analysis;

•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and

•	Annual analysis and rationale for guideline amendments.

Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS. The Proxy Administrator reviews this information regularly and communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis.

1. Voting Guidelines. WellsCap, through its agent (ISS), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the ISS’ Proxy Voting Guidelines, and (ii) ISS’ Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, ISS will refer the vote to WellsCap. Finally, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2. Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

3. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

4. Conflicts of Interest. WellsCap has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to WellsCap as a result of business conducted by ISS. WellsCap believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

5. Regulatory Conflicts/Restrictions. When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to ISS to vote in conformance with ISS’ voting guidelines to avoid any regulatory violations.

III. Other Provisions

Guideline Review

The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.

Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

•	A copy of these proxy voting polices and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of clients (which ISS maintains on behalf of WellsCap);

•	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WellsCap or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

Disclosure of Policies and Procedures

WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

Exhibit D

October 1, 2010

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services – ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies – Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.

We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•

Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.	We generally support the following:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I. Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value.

We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.

If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee . In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private

Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Exhibit E

Allianz Global Investors Capital

Proxy Voting Policy and Procedures

General Policy

Rule 206(4)-6 under the Advisers Act of 1940 requires AGI Capital to adopt and implement policies and procedures that are reasonably designed to ensure that it votes client and fund securities in the best interests of clients and fund investors and addresses how conflicts of interest are handled. AGI Capital typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AGI Capital makes voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. AGI Capital is only relieved of the duty to vote proxies in such cases when the client investment advisory agreement or another operative document clearly reserves or assigns proxy voting authority and related duties to recall securities on loan to the client or to a third party, or when circumstances beyond its control prevent it from voting proxies.

I.	Proxy Voting Guidelines

A. Proxy Guidelines. The Proxy Guidelines reflect AGI Capital’s general voting positions on specific corporate governance issues and corporate actions. The Proxy Guidelines address routine as well as significant matters commonly encountered. However, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. In such cases, the proxy voting procedures established by the Proxy Committee for such situations (and described below) will be followed.

B. Client Instructions to Vote in a Particular Manner. Upon receipt of a client’s written request, AGI Capital may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. AGI Capital shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

C. Cost-Benefit Analysis Involving Voting Proxies. AGI Capital may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Given the outcome of the cost-benefit analysis, the AGI Capital may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, the AGI Capital may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below), non-discretionary holdings not covered by AGI Capital, timing issues related to the opening/closing of accounts, securities out on loan, contractual arrangements with clients and/or their authorized delegate, and the timing of receipt of proxies. For example, AGI Capital may refrain from voting a proxy of a foreign issue due to logistical considerations that may impair AGI Capital’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

D. Share Blocking. AGI Capital will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

E. Securities on Loan. Registered investment companies (“client”) that are advised or sub-advised by AGI Capital as well as certain other advisory clients4 may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. AGI Capital will request that clients notify AGI Capital in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, AGI Capital will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, AGI Capital will use reasonable efforts to notify the client of proxy measures that AGI Capital deems material.

A Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action that may impact the market value of the security. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. AGI Capital may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely identify material events and advise recall of shares for proxy voting purposes is not within the control of AGI Capital and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, clients are advised that efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

F. Case-by-Case Proxy Determinations. With respect to a proxy ballot that requires a case-by-case voting determination where AGI Capital has not instructed the Proxy Provider (as defined below) how to vote the proxy prior to the proxy voting deadline, AGI Capital has directed the Proxy Provider to vote in accordance with the Proxy Provider’s Policy.

II.	Outsourcing the Proxy Voting Process

AGI Capital has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance

[4]	Section E to the Proxy Policy and Procedures specific only to registered investment companies.

with the Proxy Guidelines as well as assisting in research and the administrative process. The services provided to AGI Capital offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

III.	Proxy Committee

AGI Capital has also established a Proxy Committee that oversees the proxy voting process and implements the voting process in accordance with these Proxy Voting Policy and Procedures. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. AGI Capital may have conflicts of interest that could potentially affect how it votes its clients’ proxies. For example, AGI Capital may manage a pension plan whose management is sponsoring a proxy proposal relating to a security held in another client’s account. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out AGI Capital’s obligation to vote proxies, the Proxy Committee developed a process to identify proxy voting issues that may raise conflicts of interest between AGI Capital and its clients and to resolve such issues.

The Proxy Committee will also perform the following duties:

1.	Establish AGI Capital’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties;

2.	Approve and monitor the outsourcing of voting obligations to the Proxy Provider;

3.	Develop a process for resolution of voting issues that require a case-by-case analysis (either because the Proxy Guidelines require a case-by-case analysis or the Proxy Guidelines do not specify a vote for a particular proxy issue) or involve a potential conflict of interest (in consultation with the relevant portfolio manager and/or analyst when appropriate), monitor such process and ensure that the resolutions of such issues are properly documented;

4.	Monitor proxy voting (or the failure to vote) based on AGI Capital’s instructions or recommendations to (i) abstain from a vote, (ii) vote contrary to its Proxy Guidelines or (iii) take voting action based on AGI Capital’s interpretation of a Proxy Guideline, and ensure that the reasons for such actions are properly documented;

5.	Oversee the maintenance of records regarding proxy voting decisions in accordance with the standards set forth by this policy and applicable law; and

6.	Review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services and update or revise as necessary.

IV.	Proxy Voting – Conflicts of Interest

The Proxy Committee has determined that if a particular proxy vote is specified by the Proxy Guidelines and AGI Capital, in fact, votes in accordance with the Proxy Guidelines, a potential conflict of interest does not arise. In all other cases, proxy proposals will be reviewed for potential conflicts of interest and will be monitored to ensure the sufficiency of documentation supporting the reasons for such proxy vote. If a potential conflict of interest is identified, the Proxy Committee will review the voting decision to ensure that the voting decision has not been affected by the potential conflict.

V.	Investment Management Personnel Responsibilities

AGI Capital has assigned responsibility to its CIO for the review of the Proxy Guidelines on an annual basis to ensure that the guidelines are consistent with AGI Capital’s position on various corporate governance issues and corporate actions and to make any amendments as necessary. AGI will communicate promptly all amendments to the Proxy Guidelines to the Proxy Provider by.

In addition, the following types of “case-by-case” proxy proposals are required to be reviewed by a CIO or the appropriate portfolio manager and/or analyst (subject to the conflicts of interests procedures established by the Proxy Committee):

1.	Proxy proposals which are not currently covered by the Proxy Guidelines and are referred back to AGI Capital as case-by-case;

2.	Bundled proxy proposals which require a single vote and are referred back to AGI Capital as case-by-case; and

3.	Proxy proposals where the Proxy Provider does not have sufficient information to evaluate the proposal and are referred back to AGI Capital as case-by-case.

VI.	Disclosure of Proxy Voting Policies and Procedures

AGI Capital provides clients with a copy of the Proxy Voting Policy and Procedures upon request. In addition, it discloses a summary of this policy in Part II of AGI Capital’s Form ADV which it provides to clients at or prior to entering into an investment advisory agreement with a client and also offers to existing clients on an annual basis.

VII.	Providing Clients Access to Voting Records

Generally, clients of AGI Capital have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts. Proxy voting reports for clients who request such voting records are typically prepared by the Proxy Provider on a quarterly basis and sent to the client by AGI Capital’s applicable client service representative. Shareholders and unit-holders of commingled funds advised or sub-advised by AGI Capital shall have access to voting records pursuant to the governing documents of the commingled fund.

Proxy voting actions are confidential and may not be disclosed to third parties except as may be required by law, requested by regulators or explicitly authorized by the applicable client.

VIII. Maintenance	of Proxy Voting Records

Rule 204-2 under the Advisers Act of 1940 requires AGI Capital to maintain specified records with respect to those clients. AGI Capital must maintain the following records relating to proxy voting:

1.	Copies of AGI Capital’s Proxy Voting Policies, Procedures and Guidelines;

2.	Copies or records of each proxy statement received with respect to clients’ securities for whom AGI Capital exercises voting authority;

3.	A record of each vote cast on behalf of a client as well as certain records pertaining to AGI Capital’s decision on the vote;

4.	A copy of any document created by AGI Capital that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.	A copy of each written client request for information on how AGI Capital voted proxies on behalf of the client, and a copy of any written response by AGI Capital to any client request for information (either written or oral) on how AGI Capital voted proxies on behalf of the requesting client.

AGI Capital keeps records for a period of at least six years following the date that the vote was cast. AGI Capital may maintain the records electronically. AGI Capital may also rely on the Proxy Provider to maintain proxy statements and records of proxy votes on AGI Capital’s behalf. As such, the Proxy Provider must provide a copy of the records promptly upon request.

Exhibit F

NEUBERGER BERMAN LLC

NEUBERGER BERMAN MANAGEMENT LLC

NEUBERGER BERMAN FIXED INCOME LLC

PROXY VOTING POLICIES AND PROCEDURES

Non-Socially Responsive Clients

I.	Introduction and General Principles

A. Neuberger Berman LLC, Neuberger Berman Management LLC, and Neuberger Berman Fixed Income LLC (collectively, “NB”) have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB’s policies and procedures.

F. There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given a proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client, the plan’s participants and beneficiaries. NB’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

II.	Responsibility and Oversight

A. NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

(1) developing, authorizing, implementing and updating NB’s policies and procedures;

(2) overseeing the proxy voting process; and

(3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.	Proxy Voting Guidelines

A. NB has determined that, except as set forth below, proxies will be voted in accordance with the recommendations contained in the applicable Glass, Lewis & Co. Proxy Paper Voting Guidelines, as in effect from time to time. A summary of the current applicable Glass Lewis guidelines is attached to these NB Voting Policies and Procedures as Exhibit A. Notwithstanding recommendations made by Glass Lewis with respect to cumulative voting, the Proxy Committee has determined that it will not vote proxies in favor of resolutions or proposals calling for the institution of cumulative voting for director nominees or for resolutions or proposals allowing shareholders to call a special meeting with less than 25% of the outstanding shares.

B. Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with Glass Lewis recommendations. In the event that Glass Lewis refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph C.

C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional (“NB Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with Glass Lewis guidelines. In such event, the procedures set forth in Section V, Paragraph B will be followed.

IV.	Proxy Voting Procedures

A. NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. At the recommendation of the Proxy Committee, NB has engaged Glass Lewis as its voting delegate to:

(1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

(2) vote and submit proxies in a timely manner;

(3) handle other administrative functions of proxy voting;

(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5) maintain records of votes cast; and

(6) provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.

D. Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V.	Conflicts of Interest

A. Glass Lewis will vote proxies in accordance with the proxy voting guidelines described in Section III or as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

B. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with Glass Lewis recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

C. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and Glass Lewis refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present material conflict between NB and the client, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote will present a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

D. Material conflicts cannot be resolved by simply abstaining from voting.

VI.	Recordkeeping

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1) a copy of these policies and procedures, which shall be made available to clients upon request

(2) proxy statements received regarding client securities (which will be satisfied bt relying on EDGAR or Glass Lewis);

(3) a record of each vote cast (which Glass Lewis maintains on NB’s behalf);

(4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;

(5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

(6) each written client request for proxy voting records and NB’s written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII.	Disclosure

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client’s proxy.

Effective December 2010

Proxy Committee as of December 2010

Maxine Gerson*	Legal and Compliance

Joseph Amato	Chief Investment Officer
Benjamin Nahum	Portfolio Manager
Ingrid Dyott	Portfolio Manager
Richard Glasebrook	Portfolio Manager
Greg Francfort	Director of Research

*	Maxine Gerson serves in an advisory role to the committee and is an ex officio member of the committee. Ms. Gerson will only vote as a full member of the committee if her vote is needed to establish a quorum or in the event that her vote is needed to break a tie vote.

Exhibit G

AllianceBernstein L.P.

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize shareholder value. We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the Proxy Committee may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, when a company engages in illegal activities or other anti-social behavior, we exercise our proxy voting rights considering such behavior.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in

non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”)

took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	Social and Corporate Responsibility

These types of shareholder proposals often raise complex and controversial issues that may have both a financial and non-financial effect on the company. They reflect increasing shareholder concern about Socially Responsible Investing, which may include environmental, social and governance-related issues, as well as other forms of responsible investing and proxy voting. These proposals present a special set of challenges because, beyond distinctions between legal and illegal activity, perspectives on social good vary widely, not only across borders but also from shareholder to shareholder.

Maximizing long-term shareholder value is the overriding concern in considering these proposals, so AllianceBernstein will review and analyze them on a case-by-case basis to determine what effect, if any, they will have on the future earnings of the company. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committee

In addition to our firm-wide proxy voting policies, our proxy voting committee (“Proxy Committee”) is directly involved in the decision-making process to ensure that our votes are guided by the investment professionals who are most familiar with a given company. The Proxy Committee includes senior investment professionals from both value and growth equities. Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committee making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committee always votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to senior investment professionals, the Proxy Committee also consists of members of the Legal and Compliance Department. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy and to review the Proxy Voting Statement and this manual no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committee taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committee takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

Exhibit H

State Street Global Advisors

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make proxy voting decisions in the manner we believe will most likely protect and promote the long-term economic value of client accounts. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to this FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the FM Corporate Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV; 2) provides the client with this written proxy policy, upon request; 3) discloses to its clients how they may obtain information on how FM voted the client’s proxies; 4) matches proxies received with holdings as of record date; 5) reconciles holdings as of record date and rectifies any discrepancies; 6) generally applies its proxy voting policy consistently and keeps records of votes for each client; 7) documents the reason(s) for voting for all non-routine items; and 8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the FM Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on FM discretionary portfolios. In addition, the FM Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating FM positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not its own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the monetary value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG for RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The FM Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The FM Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited, which fall into one of the following categories:

(i) proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii) proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The FM Corporate Governance Team identifies these proxies using a number of methods, including but not limited to, in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by FM Corporate Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be material before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.

In instances of significant circumstances or issues not directly addressed by our policies or guidance to RMG, the issue is referred to the FM Global Proxy Review Committee (“FM PRC”) for a determination of the proxy vote. In making the determination whether to refer a proxy vote to the FM PRC, the FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of FM’s Corporate Governance Team determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities). The FM PRC may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the SSgA Investment Committee for a final decision on voting the proxy. The SSgA Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers consistent with these guidelines; however, FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes to the extent that local market practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote that have little or no effect on shareholder value, but are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow local market practice. FM votes in all markets where it is feasible; however, FM may refrain from voting meetings where voting will have a material impact on our ability to trade the security or where issuer-specific special documentation is required. FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Proxy Voting Guidelines

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I. Generally, FM votes for the following ballot items:

Board of Directors

•

Elections of directors in an uncontested election who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by FM), or whether the nominee receives non-board related compensation from the issuer

•

Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders

•

Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern

•

The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors (e.g., 80% or more), including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

•	Mandates requiring a majority of independent directors on the board of directors

•	Mandates that audit, compensation and nominating committee members should all be independent directors

•	Mandates giving the audit committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting

•	Proposals seeking to establish or decrease an existing required ownership threshold that offer shareholders the right to call special meetings to as low as 10% of shares outstanding.

•	Proposals seeking to fix the board size or designate a range for the board size

•	Proposals to restore shareholders’ ability to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid

Auditors

•	Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•

Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors*

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of auditor and consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend that constitutes 30% or more of net income

•

Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes that eliminate other classes of stock and/or unequal voting rights

•

Changes in capitalization authorization for stock splits, stock dividends, and other specified needs that are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•

Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific: ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders

(e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•

Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%,

•

(ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•

Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•

Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer

•	Other stock-based plans that are not excessively dilutive, using the same process set forth in the preceding bullet

•

Management proposals that request an advisory vote on executive compensation where there is a strong correlation between the change in pay and the change in total shareholder return over a five-year period

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

•	Remuneration policies that are judged to be in-line with local market practices

Routine Business Items

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

Other

•	Adoption of anti-greenmail provisions

•	Repeals or prohibitions of greenmail provisions

•	Opting-out of business combination provision

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced

•	Management proposals to implement a reverse stock split to avoid delisting

•	Proposals to allow or make easier shareholder action by written consent

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	Shareholder proposals requiring the separation of the chairman/CEO position taking into account company performance

II. Generally, FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill)

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•

Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by FM)

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly backdated or spring-loaded

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies

•	Proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval

•	Shareholder proposals requiring two candidates per board seat

•	Proposals asking the board to adopt any form of majority voting for election of directors, unless the majority standard indicated is based on a majority of shares outstanding

Capitalization

•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•

Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

•	Adjournment of meeting to solicit additional votes in connection with a merger or transaction

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans that are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

•	Amendments to bylaws that would require supermajority shareholder votes to pass or repeal certain provisions

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation.

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to restrict or prohibit shareholder ability to take action by written consent

Other

•	Proposals asking companies to adopt full tenure holding periods for their executives

Mergers and Acquisitions

FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Special Note Regarding Social and Environmental Proposals

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which FM philosophically agrees, but absent a compelling economic impact on shareholder value, FM will typically abstain from voting on these proposals.

Protecting Shareholder Value

FM has designed our proxy voting policy and procedures with the intent that our clients receive the best possible returns on their investments.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. During our discussions, we focus on the attributes and practices that we believe enhance our clients’ returns, and we use each piece of information we receive—whether from clients, consultants, the media, issuers, RMG, or other sources—as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices.

The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. We believe that FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving direct oversight of company management and strategy to boards of directors. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date, while we have not filed proposals or initiated letter-writing or other campaigns, we have used our active participation in the corporate governance process—especially the proxy voting process—to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the FM Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the FM Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy; 2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database); 3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so); 4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and 5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its FM relationship manager.

Copyright 2010 SSgA FM. All rights reserved.

Exhibit I

GLOBAL PROXY VOTING

PROCEDURES AND GUIDELINES

Last Updated: February 2011

Part I: C&S Global Proxy Voting Procedures	A-79

Part II: Cohen & Steers Proxy Voting Guidelines	A-86

A. General Guidelines	A-87

B. Supplemental Europe Guidelines	A-100

C. Supplemental Asia/Pacific Guidelines	A-104

Part I: Proxy Voting Procedures

Cohen & Steers Capital Management, Inc. and its affiliated investment advisors (collectively, “C&S”) may be granted by its clients the authority to vote the proxies of securities held in client portfolios. In such cases, C&S’ objective is to vote proxies in the best interests of its clients. To further this objective, C&S has adopted these proxy voting procedures (the “Procedures”).

These procedures also contain detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines, which are contained in Part II of this Proxy Voting Procedures and Guidelines, have been developed and approved by the Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, C&S may not always vote proxies in accordance with the Guidelines.

A. Proxy Committee

C&S’ internal proxy voting committee (the “Proxy Committee”) is responsible for overseeing the proxy voting process and ensuring that C&S meets its regulatory and corporate governance obligations for voting proxies.

The Proxy Committee is comprised of portfolio managers and research analysts from the various investment teams and members of the Legal and Compliance Department. A member or members of the Proxy Administration Group (as defined below) may also attend Proxy Committee meetings. In the event that any member is unable to participate in a meeting of the Proxy Committee, the member shall designate an appropriate individual to serve in his/her absence. The Proxy Committee shall meet at least semi-annually or more frequently as circumstances dictate. Any member has the right to call a meeting if he or she believes such a meeting is warranted.

The specific responsibilities of the Proxy Committee include, but are not limited to:

(i)	reviewing the Procedures to ensure consistency with internal policies and regulatory agency policies;

(ii)	reviewing the Guidelines and developing additional voting guidelines to assist in the review of proxy proposals;

(iii)	overseeing the vote on proposals according to the predetermined policies in the Guidelines; and

(iv)	directing the vote on proposals where there is a reason not to vote according to pre-determined policies in the Guidelines or where proposals require specific consideration and ensuring the reason for such a vote is properly documented.

B. Proxy Administration Group

The Proxy Administration Group in the Investment Administration Department is responsible for communicating proxies to the respective portfolio manager and/or research analyst (herein, “Investment Personnel”) for consideration pursuant to the Guidelines. Investment Personnel who vote their proxies inconsistently with the Guidelines are required to document their rationale for the vote. The Proxy Administration Group is responsible for maintaining this documentation. The Proxy Administration Group is also responsible for maintaining documentation supporting any votes cast against management.

C. Proxy Voting Service

C&S has retained an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to C&S upon request.

The Proxy Administration Group works with the Proxy Voting Service and is responsible for ensuring that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

D. Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment advisor include procedures that address material conflicts of interest that may arise between the investment advisor’s interests and those of its clients. Examples of such material conflicts of interest that could arise include circumstances in which:

(i)	management of a client is soliciting proxies and failure to vote in favor of management may harm C&S’ relationship with the client and materially impact C&S’ business; or

(ii)	a personal or familial relationship between an employee or director at C&S and management of an issuer could impact C&S’ voting decision.

When a potential material conflict is identified, the Proxy Committee will evaluate the situation and determine whether an actual material conflict of interest exists. In the event the Proxy Committee determines that a material conflict does exist, the Proxy Committee shall make a recommendation on how C&S shall vote the proxy.

Depending on the nature of the material conflict of interest, the Proxy Committee, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain C&S personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Proxy Voting Service which will vote in accordance with its own recommendation.

E. Foreign Securities

Proxies relating to foreign securities are subject to these Procedures. In certain foreign jurisdictions, however, the voting of proxies can result in additional restrictions that have an economic impact or cost to the security. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share-blocking”). In other instances, the costs of voting a proxy (i.e. being required to vote the meeting in person) may outweigh any benefit to the client if the proxy is voted.

In determining whether to vote proxies subject to such restrictions, the Investment Personnel responsible for the security shall consider a cost-benefit analysis and where the expected cost involved in voting exceeds the expected benefits of the vote, C&S will generally abstain from voting the proxy.

F. Shares of Registered Investment Companies

Certain funds advised by C&S may be structured as funds of funds and invest their assets primarily in other investment companies (the “Funds of Funds”). The Fund of Funds hold shares in the underlying funds and may be solicited to vote on matters pertaining to these underlying funds. With respect to any such matter, to comply with Section 12(d)(1)(F) of the 1940 Act, the Funds of Funds will vote their shares in any underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (sometimes called “echo” or “proportionate” voting); provided, however, that in situations where proportionate voting is administratively impractical (i.e. proxy contests) the Fund of Funds will cast a vote or, in certain cases, not cast a vote, so long as the action taken does not have an effect on the outcome of the matter being voted upon different than if the Funds of Funds had proportionately voted.

G. Cohen & Steers Funds

The Board of Directors of the open- and closed-end funds managed by C&S (“Cohen & Steers Funds”) has delegated to C&S the responsibility for voting proxies on behalf of the Cohen & Steers Funds. As such, proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with these Procedures and Guidelines. The Chief Compliance Officer, or her designee, shall make an annual presentation to the Board regarding these Procedures and Guidelines, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

H. Securities Lending

Certain C&S Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender unless the loan is recalled.

If a Fund participates in a securities lending program, C&S will use its best efforts to recall certain securities on loan so that C&S can vote proxies relating to such securities if C&S determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

I. Recordkeeping

C&S is required to maintain and preserve in an easily accessible place for a period of not less than five years, the first two years in an appropriate office of C&S, the following records:

(i)	Copies of all proxy voting policies and procedures

(ii)	A copy of each proxy statement that C&S receives regarding client securities.

(iii)	A record of each vote cast by the C&S on behalf of a client.

(iv)	A copy of any document created by C&S that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.

(v)	A copy of each written client request for information on how C&S voted proxies on behalf of the client, and a copy of any written response by C&S (written or oral) to any client request for information on how C&S voted proxies on behalf of the requesting client.

It shall be noted that C&S reserves the right to use the services of the Independent Proxy Voting Service to maintain certain required records in accordance with all applicable regulations.

J. Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information? The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the company or the company’s representatives.

What is pre-solicitation contact? Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the company or a representative of the company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

What should be done upon contact? Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. In the event a C&S employee is contacted in advance of the publication of proxy solicitation materials, that employee should notify the Legal and Compliance Group immediately.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within C&S, should not interfere in any way in our decision making process.

Part II: Proxy Voting Guidelines

This statement sets forth the policies and procedures that Cohen & Steers, Inc. and its affiliated advisors (“C&S”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios. All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

C&S is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the General Guidelines contained in Part IIA are supplemented by the Europe and Asia/Pacific Guidelines contained in Parts IIB and Part IIC, which will, in addition to the General Guidelines, apply to the issuers of securities in Europe and Asia. To the extent that there may be inconsistencies between the General Guidelines contained in Part IIA and the supplemental Europe and Asia/Pacific Guidelines contained in Parts IIB and IIC, the supplemental Europe and Asia/Pacific Guidelines will control.

Part II.A: General Proxy Voting Guidelines

1.	Objectives

Voting rights are an important component of corporate governance. C&S has three overall objectives in exercising voting rights:

•

Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•

Rationalizing Management and Shareholder Concerns. C&S seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

•

Shareholder Communication. Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

2.	General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

•	To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

3.	General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence. In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

4.	Specific Guidelines

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative. For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, we consider the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•	Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;

•

Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•	Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•	Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•	Whether the nominee is the chairperson of more than one publicly-traded company;

•	Whether the nominee serves on more than four public company boards;

•

Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•	Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives;

•	Whether the nominee has a material related party transaction or is believed by us to have a material conflict of interest with the portfolio company; and

•

Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company’s total shareholder return is in the bottom 25% of its peer group over the prior five years.

We vote on a case-by-case basis for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors. We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

Proxy Contests

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally, we vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

We vote on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Generally, we vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are our guidelines on change of control issues:

Shareholder Rights Plans. We acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders.

We review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights. Generally, we vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards. We generally vote in favor of shareholder proposals to declassify a board of directors, although we acknowledge that a classified board may be in the long-term best interests of a company in certain situations, such as continuity of a strong board and management team. In voting on shareholder proposals to declassify a board of directors, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting. Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Shareholder Ability to Call Special Meeting. C&S votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. We recognize the importance on shareholder ability to call a special meeting, however, we are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Shareholder Ability to Act by Written Consent. We generally vote against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. We generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, we are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees. Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions. We will generally vote for proposals looking to separate the CEO and Chairman roles. We do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions. In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors. We vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees. We vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements. We support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Term of Office. We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection. Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size. We generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard. We generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting. We vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We also vote for management proposals to adopt confidential voting.

Bundled Proposals. We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.

Date/Location of Meeting. We vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient. Open-end requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents. We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock. We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•	creates a blank check preferred stock; or

•	establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. We may vote in favor of this type of proposal when we receive assurances to our reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Pre-emptive Rights. We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution. Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.

We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, in markets outside the US we will approve issuance requests without pre-emptive rights for up to 100% of a company’s outstanding capital.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations. We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, we consider the following issues:

•	dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	change in control—will the transaction result in a change in control of the company?

•	bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Boards may institute share repurchase or stock buy-back programs for a number of reasons. C&S will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Executive Compensation (“Say on Pay”). Votes regarding shareholder “say on pay” are determined on a case-by-case basis. Generally, we believe that executive compensation should be tied to the long-term performance of the executive and the company as well as relevant market conditions. We therefore monitor the compensation practices of those companies that compensate their executives in the top 10% tier to determine whether compensation to these executives is commensurate to the company’s long-term performance (i.e., we expect companies that pay their executives in the top 10% pay range to also be performing commensurately well).

Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”).

We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans. Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by C&S).

Approval of Cash or Cash-and-Stock Bonus Plans. We vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, we oppose the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale. We vote on a case-by-case basis on proposals to approve the company’s golden parachute compensation. Features that may lead to a vote against include:

•	Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));

•	Recently adopted or materially amended agreements that include excessive excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans. We vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans. We support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing. We vote for shareholder proposals to expense fixed-price options.

Vesting. We believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods. Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options. Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses. We vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States. Generally, we will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes. We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals. Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring. Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs. Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights. We vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name. We vote for changing the corporate name.

Shareholder Rights.

Our position on the rights of shareholders is as follows:

•	Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.

•	Shareholders are entitled to submit questions to company management.

•	Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.

•

Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Social Issues.

We believe that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

Part II.B: Supplemental Europe Proxy Voting

Reports & Accounts

Annual Report. Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval in a timely manner prescribed by law. They should meet accepted reporting standards, such as those prescribed by the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards.

We generally approve proposals relating to the adoption of annual accounts provided that:

•	the report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;

•	the report complies with legal and regulatory requirements and best practice provisions in local markets;

•	the company discloses which portion of the remuneration paid to the external accountant relates to auditing activities and which portion relates to non-auditing advisory assignments;

•	a report on the implementation of risk management and internal control measures is incorporated, including an in-control statement from company management;

•

a report should includes a statement of compliance with relevant codes of best practice, in markets where they exist (for UK companies, a statement of compliance with the Combined Code of Corporate Governance should be made, together with detailed explanations regarding any area of non-compliance); and

•	a conclusive response is given to all queries from shareholders.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report. The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavor to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report if we feel that explanation is insufficient.

Dividends

We typically vote in favor of dividends, although we will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

Board of Directors

Board Structure. Companies should be controlled by an effective board, with an appropriate balance of executive and independent directors, such that no single stakeholder, or group of stakeholders, has a disproportionate or undue level of influence. C&S is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Director’s Liability. This proposal asks shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).

We will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:

•

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Companies may arrange Directors and Officers (“D&O”) liability insurance, to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. C&S generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly.

Multiple Directorships. Generally, we believe that no single individual should chair more than one major listed company especially where conflicts of interest may arise between or among these listed companies.

Compensation

Directors’ Contracts. Market practice regarding the length of director’s service contracts varies enormously country by country. To this end, we take into account the best interests of the company and its shareholders when making judgments in this area.

Executive Director’s Remuneration. Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgment on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a short-term and long-term element, which fully aligns the executive with shareholders.

C&S will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

Transaction bonuses, or other retrospective ex-gratia payments, should not be made.

Independent Director’s Remuneration. C&S believes that independent directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should generally not be attached.

Share Option Plans. Share option plans should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are disclosed in advance.

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.

Long-Term Incentive Plans (L-TIPs). C&S will vote in favour of well-structured plans with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions. Pension arrangements should be transparent and cost-neutral to shareholders. C&S believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a money purchase plan). One-off payments into individual director’s pension plans, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. C&S will generally vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

Part II.C: Supplemental Asia/Pacific Proxy Voting Guidelines

Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval in a timely manner prescribed by law. They should meet accepted reporting standards. Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we may either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Dividends

We typically vote in favor of dividends, although we will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

Boards

Board Structure. Companies should be controlled by an effective board, with an appropriate balance of executive and independent directors, such that no single stakeholder, or group of stakeholders, has a disproportionate or undue level of influence. C&S is generally in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Board Independence. C&S believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of independent directors on a board should be such that their views will carry significant weight in the board’s decisions.

We believe that as a minimum, all boards should have at least three independent directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

C&S will use its voting powers to encourage appropriate levels of board independence.

Board Committees. Where appropriate, boards should delegate key oversight functions to independent committees. The chairman and members of any committee should be clearly identified in the annual report.

Directors

Executive Director’s Remuneration. Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. C&S will generally vote against shareholder proposals to arbitrarily limit the compensation of executives or other employees.

Director’s Liability. This proposal asks shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).

We will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:

•

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Non Executive Directors

Role of Independent Directors. C&S believes that a strong independent element to a board is important to the effective running of a company. In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances.

In order to help assess their contribution to the company, the time spent by each independent director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

We recognize that independent directors in Japanese companies are still relatively rare, and therefore, a director’s independence is not the determinative factor in our decision to vote for or against such director. In determining our vote on directors of Japanese companies, we will however, apply such other factors as are described in Part IIA(4) of this policy voting for directors of Japanese companies.

Director Independence. We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense.

C&S will vote in favour of proposals which will enhance a company’s long-term prospects. We will generally vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

Share Options/Long-Term Incentive Plans (L-Tips)

Share Options. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

Long-Term Incentive Plans (L-TIPs). An L-TIP can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

C&S normally will vote in favour of plans with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

Issues Dealing with Japanese Portfolio Companies

Appointment of Internal Statutory Auditor. We generally look at the work history of each nominee. If the nominee is designated as independent but has worked the majority of his career for one of the company’s major shareholders, lenders or business partners, we consider the nominee affiliated and will withhold support.

Approval of Annual Bonuses for Directors or Statutory Auditors. We generally support the payment of annual bonuses except in cases of scandals or extreme underperformance; but we recognize that few companies pay bonuses in such situations.

Shareholder Rights Plans. As set forth in the general guidelines, we evaluate all poison pill proposals on a case-by-case basis. With respect to Japanese companies, however, we note that the primary problem is not the terms of the poison pills themselves – these are often superior to those of US companies due to features such as relatively high trigger thresholds, clear sunset provisions and an absence of “dead hand” provisions. Rather, the main problem is with Japanese companies’ insider-dominated boards and insufficient disclosure. Therefore, we examine not only the features of the pill itself, but also the circumstances surrounding the company, including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.

Exhibit J

March 2011

Goldman Sachs Asset Management

(“GSAM”)*

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider

*	For purposes of this Policy, “GSAM” refers, collectively, to Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Korea Co., Ltd.; Goldman Sachs Asset Management Co. Ltd.; Goldman Sachs & Partners Australia Pty Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.

in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Appendix A.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

GSAM periodically reviews this Policy, including our use of the GSAM Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”)** to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues.

GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

**	The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services, a unit of Risk Metrics Group.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Potential Limitations on GSAM’s Ability to Vote Proxies

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

From time to time, GSAM may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients. As a result, in certain circumstances in order to comply with such limits and/or internal policies designed to comply with such limits, proxy voting in certain issuers may be restricted or delegated to the Proxy Service or to another qualified, independent third party.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation. GSAM will use its commercially reasonable efforts to vote according to the client’s request in these circumstances, and cannot provide assurances that such voting requests will be implemented.

Use of a Proxy Service

As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM

Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

Exhibit K

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY AFFILIATES

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of March 1, 2011) and

PORTFOLIO PROXY VOTING GUIDELINES (as of March 1, 2011)

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “Portfolio Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) and the following advisory affiliates of OFI, OFI Institutional Asset Management, Inc, OFI Private Investments Inc. and HarbourView Asset Management Corporation (individually, an “OFI Adviser”). Unless noted otherwise and for ease of reference, OFI and each OFI Adviser are collectively referred to herein as “OFI”.

OFI will follow these Policies, Procedures and Guidelines in voting portfolio proxies relating to securities held by clients, which may include, but is not limited to, separately managed accounts, collective investment trusts, 529 college savings plans, and registered and non-registered investment companies advised or sub-advised by an OFI Adviser (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Registered Funds. Each Board of Directors/Trustees (the “Board”) of the Funds registered with the U.S. Securities and Exchange Commission (“SEC”) and advised by OFI (“OFI Registered Funds”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision. Any reference herein to “Board” shall only apply to OFI Registered Funds.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of Funds registered with the SEC and not overseen by the Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the Sub-Advised Fund.

Other Funds. OFI also serves as an investment adviser for a number of Funds that are not identified as Registered Funds or Sub-Advised Funds, which may include, but are not limited to, separately managed accounts, collective investment trusts, non-registered investment companies and 529 college savings plans (“Other Funds”). Generally, pursuant to contractual arrangements between OFI and those Other Funds, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Other Funds.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the OFI Registered and Sub-Advised Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund (and, if applicable, its shareholders) and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•

If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, unless:(i) the Guidelines provide discretion to OFI on how to vote on the matter (i.e., case-by-case); or (ii) to the extent a portfolio manager has requested that OFI vote in a manner inconsistent with the Guidelines, the Committee has determined that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. (Examples include, but are not limited to, a determination that the portfolio manager is unaware of the business relationship with the company or is sufficiently independent from the business relationship, and to the Committee’s knowledge, OFI has not been contacted or influenced by the company in connection with the proposal).

•

If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines or if the Guidelines provide discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent or item (ii) above is not applicable;

•

If neither of the previous two procedures provides an appropriate voting recommendation, the Committee may determine how to vote on the proposal, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal, or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Registered Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Registered Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Registered Funds and may be requested to vote on a matter pertaining to those underlying OFI Registered Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Registered Fund in the same proportion as the vote of all other shareholders in that underlying OFI Registered Fund (sometimes called “mirror” or “echo” voting).

D.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board of OFI Registered Funds describing:

•

any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by OFI and the Boards of the OFI Registered Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Adopted as of the Dates Set Forth Below by:

OppenheimerFunds, Inc.,	March 1, 2011

OFI Institutional Asset Management, Inc.,	March 1, 2011

OFI Private Investments Inc.	March 1, 2011

HarbourView Asset Management Corporation	March 1, 2011

New York Board of the Oppenheimer Funds:	March 1, 2011

Denver Board of the Oppenheimer Funds:	February 23, 2011

Appendix A

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY AFFILIATES

PORTFOLIO PROXY VOTING GUIDELINES

(dated as of March 1, 2011)

1.0	OPERATIONAL ITEMS

1.1.1	Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.1.2	Amend Articles of Incorporation/Association or Bylaws

•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.

•	Vote FOR bylaw/charter changes if:

•	shareholder rights are protected;

•	there is a negligible or positive impact on shareholder value;

•	management provides sufficiently valid reasons for the amendments; and/or

•	the company is required to do so by law (if applicable); and

•	they are of a housekeeping nature (updates or corrections).

1.1.3	Change Company Name.

•	Vote WITH Management.

1.1.4	Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5	Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6	Change in Company Fiscal Term

•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.

•	Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

AUDITORS

1.2	Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;
•	fees for non-audit services are excessive;

•	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•

poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	composition of the board and key board committees;

•	attendance at board meetings;

•	corporate governance provisions and takeover activity;

•	long-term company performance relative to a market index;

•	directors’ investment in the company;

•	whether the chairman is also serving as CEO;

•	whether a retired CEO sits on the board.

•

WITHHOLD/AGAINST (whichever vote option is applicable on the ballot) VOTES: However, there are some actions by directors that should result in votes being WITHHELD/AGAINST. These instances include directors who:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	implement or renew a dead-hand or modified dead-hand poison pill;

•	ignore a shareholder proposal that is approved by a majority of the shares outstanding;

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

•	failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;

•	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	the non-audit fees paid to the auditor are excessive;

•

a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

•

there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	the company receives an adverse opinion on the company’s financial statements from its auditors.

•

are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;

•	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	the company fails to submit one-time transfers of stock options to a shareholder vote;

•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	the company has inappropriately backdated options; or

•	the company has egregious compensation practices including, but not limited to, the following:

•	egregious employment contracts;

•	excessive perks/tax reimbursements;

•	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	egregious pension/supplemental executive retirement plan (SERP) payouts;

•	new CEO with overly generous new hire package;

•	excessive severance and/or change in control provisions; or

•	dividends or dividend equivalents paid on unvested performance shares or units.

•	enacted egregious corporate governance policies or failed to replace management as appropriate;

•	are inside directors or affiliated outside directors; and the full board is less than majority independent;

•

are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;

•	serve on more than five public company boards. (The term “public company” excludes an investment company.)

•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.

•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):

•	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or

•

if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4	Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5	Establishment of Board Committees

•

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.

2.6	Require Majority Vote for Approval of Directors

•

OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7	Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•

Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•

Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•

Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and

•	only if the director’s legal expenses would be covered.

2.8	Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9	Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10	Independent Chairman (Separate Chairman/CEO)

•

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	two-thirds independent board;

•	all-independent key committees;

•	established governance guidelines;

•

the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

•	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	egregious compensation practices;

•	multiple related-party transactions or other issues putting director independence at risk;

•	corporate and/or management scandal;

•	excessive problematic corporate governance provisions; or

•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11	Majority of Independent Directors/Establishment of Committees

•

Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

•

For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

•	the applicable listing standards determination of such director’s independence;

•	any operating ties to the firm; and

•	if there are any other conflicting relationships or related party transactions.

•

A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

•	the terms of the agreement;

•	the duration of the standstill provision in the agreement;

•	the limitations and requirements of actions that are agreed upon;

•	if the dissident director nominee(s) is subject to the standstill; and

•	if there are any conflicting relationships or related party transactions.

2.12	Open Access

•

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.13	Stock Ownership Requirements

•

Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

•

whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

2.14	Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership position.

3.2	Reimbursing Proxy Solicitation Expenses

•

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.

•

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

•	20% or higher flip-in or flip-over;

•	two to three-year sunset provision;

•	no dead-hand, slow-hand, no-hand or similar features;

•

shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

•	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;

•	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

4.4	Net Operating Loss (NOL) Protective Amendments

•	OFI will evaluate amendments to the company’s NOL using the same criteria as a NOL pill.

4.5	Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.6	Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•

Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7	Establish Shareholder Advisory Committee

•	Vote on a CASE-BY-CASE basis.

4.8	Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	purchase price;

•	fairness opinion;

•	financial and strategic benefits;

•	how the deal was negotiated;

•	conflicts of interest;

•	other alternatives for the business; and

•	non-completion risk.

5.3	Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	impact on the balance sheet/working capital;

•	potential elimination of diseconomies;

•	anticipated financial and operating benefits;

•	anticipated use of funds;

•	value received for the asset;

•	fairness opinion;

•	how the deal was negotiated; and

•	conflicts of interest.

5.4	Bundled Proposals

•	Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities

•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	the reasons for the change;

•	any financial or tax benefits;

•	regulatory benefits;

•	increases in capital structure; and

•	changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or

•	adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions

•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	offer price/premium;

•	fairness opinion;

•	how the deal was negotiated;

•	conflicts of interests;

•	other alternatives/offers considered; and

•	non-completion risk.

•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	cash-out value;

•	whether the interests of continuing and cashed-out shareholders are balanced; and

•	the market reaction to public announcement of the transaction.

5.9	Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	percentage of assets/business contributed;

•	percentage of ownership;

•	financial and strategic benefits;

•	governance structure;

•	conflicts of interest;

•	other alternatives; and

•	non-completion risk.

5.10	Liquidations

•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	prospects of the combined company anticipated financial and operating benefits;

•	offer price (premium or discount);

•	fairness opinion;

•	how the deal was negotiated;

•	changes in corporate governance;

•	changes in the capital structure; and

•	conflicts of interest.

5.12	Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13	Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	tax and regulatory advantages;

•	planned use of the sale proceeds;

•	valuation of spinoff;

•	fairness opinion;

•	benefits to the parent company;

•	conflicts of interest;

•	managerial incentives;

•	corporate governance changes; and

•	changes in the capital structure.

5.14	Value Maximization Proposals

•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).

5.16	Special Purpose Acquisition Corporations (SPACs)

•	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:

•	valuation;

•	market reaction;

•	deal timing;

•	negotiations and process;

•	conflicts of interest;

•	voting agreements; and

•	governance.

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions

•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals

•

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes

•

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:

•	specific reasons/rationale for the proposed increase;

•	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	the board’s governance structure and practices; and

•	risks to shareholders of not approving the request.

•

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	it is intended for financing purposes with minimal or no dilution to current shareholders; and

•	it is not designed to preserve the voting power of an insider or significant shareholder.

7.4	Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5	Preemptive Rights

•

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock

•

OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).

7.7	Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	more simplified capital structure;

•	enhanced liquidity;

•	fairness of conversion terms;

•	impact on voting power and dividends;

•	reasons for the reclassification;

•	conflicts of interest; and

•	other alternatives considered.

7.8	Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9	Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.10	Stock Distributions: Splits and Dividends

•

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

7.11	Tracking Stock

•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•

OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:

•	the total cost of the company’s equity plans is unreasonable;

•	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•

the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•

the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	the plan is a vehicle for poor pay practices.

•

For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2	Director Compensation

•

Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	director stock ownership guidelines with a minimum of three times the annual cash retainer;

•	vesting schedule or mandatory holding/deferral period:

•	a minimum vesting of three years for stock options or restricted stock; or

•	deferred stock payable at the end of a three-year deferral period;

•	mix between cash and equity:

•	a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

•	no retirement/benefits and perquisites provided to non-employee directors; and

•

detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3	Bonus for Retiring Director

•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan

•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6	Pre-Arranged Trading Plans (10b5-1 Plans)

•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	an executive may not trade in company stock outside the 10b5-1 Plan; and

•	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7	Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	historic trading patterns;

•	rationale for the repricing;

•	value-for-value exchange;

•	option vesting;

•	term of the option;

•	exercise price; and

•	participation.

8.8	Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	purchase price is at least 85% of fair market value;

•	offering period is 27 months or less; and

•	the number of shares allocated to the plan is 10% or less of the outstanding shares.

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	purchase price is at least 85% of fair market value;

•	offering period is greater than 27 months; and

•	the number of shares allocated to the plan is more than 10% of the outstanding shares.

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

8.10	Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote on a CASE-BY-CASE basis.

8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal

•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

•

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

•	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);

•	Evaluation of peer group benchmarking used to set target pay or award opportunities; and

•	Balance of performance-based versus non-performance-based pay.

•	Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

•	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

8.13	401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14	Shareholder Proposals Regarding Executive and Director Pay

•

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•

Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15	Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or

•	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16	Pay-for-Performance

•

Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

•	What aspects of the company’s short-term and long-term incentive programs are performance-driven?

•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

•	What type of industry does the company belong to?

•	Which stage of the business cycle does the company belong to?

8.17	Pay-for-Superior-Performance Standard

•

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives.

8.18	Golden Parachutes and Executive Severance Agreements

•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	the parachute should be less attractive than an ongoing employment opportunity with the firm;

•	the triggering mechanism should be beyond the control of management;

•	the amount should not exceed three times base salary plus guaranteed benefits; and

•

change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

•	If presented as a separate voting item, OFI will apply the same policy as above.

•

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management say on pay”), OFI will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

8.19	Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20	Supplemental Executive Retirement Plans (SERPs)

•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.21	Claw-back of Payments under Restatements

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

•	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;

•	the nature of the proposal where financial restatement is due to fraud;

•	whether or not the company has had material financial problems resulting in chronic restatements; and/or

•	the adoption of a robust and formal bonus/equity recoupment policy.

•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22	Tax Gross-Up Proposals

•

Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:

•	have a discernable positive impact on short-term or long-term share value; or

•	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:

•

prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•

reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;

•

the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable;

•	whether implementation of the proposal would achieve the objectives sought in the proposal;

•	whether the subject of the proposal is best left to the discretion of the board;

•	whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0	OPERATIONAL ITEMS

1.1.7	Financial Results/Director and Auditor Reports

•	Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are material concerns about the financials presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

1.1.8	Allocation of Income and Dividends

•	Vote FOR approval of allocation of income and distribution of dividends, unless:

•	the dividend payout ratio has been consistently below 30% without an adequate explanation; or

•	the payout ratio is excessive given the company’s financial position.

1.1.9	Stock (Scrip) Dividend Alternative

•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.

•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.10	Lower Disclosure Threshold for Stock Ownership

•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

AUDITORS

1.3	Appointment of Internal Statutory Auditors

•	Vote FOR the appointment and reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.4	Remuneration of Auditors

•

Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.5	Indemnification of Auditors

•	Vote AGAINST proposals to indemnify auditors.

2.0	THE BOARD OF DIRECTORS

2.14	Discharge of Board and Management

•	Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or

•	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.3	Poison Pills

•

Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

•	to give the board more time to find an alternative value enhancing transaction; and

•	to ensure the equal treatment of shareholders.

•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:

•	determine whether actions by shareholders constitute a change in control;

•	amend material provisions without shareholder approval;

•	interpret other provisions;

•	redeem the plan without a shareholder vote; or

•	prevent a bid from going to shareholders.

•	Vote AGAINST plans that have any of the following characteristics:

•	unacceptable key definitions;

•	flip-over provision;

•	permitted bid period greater than 60 days;

•	maximum triggering threshold set at less than 20% of outstanding shares;

•	does not permit partial bids;

•	bidder must frequently update holdings;

•	requirement for a shareholder meeting to approve a bid; or

•	requirement that the bidder provide evidence of financing.

•	In addition to the above, a plan must include:

•	an exemption for a “permitted lock up agreement”;

•	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and

•	exclude reference to voting agreements among shareholders.

4.8	Renew Partial Takeover Provision

•	Vote FOR proposals to renew partial takeover provision.

4.9	Depositary Receipts and Priority Shares

•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.

•	Vote AGAINST the introduction of priority shares.

4.10	Issuance of Free Warrants

•	Vote AGAINST the issuance of free warrants.

4.11	Defensive Use of Share Issuances

•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.16	Mandatory Takeover Bid Waivers

•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

5.17	Related-Party Transactions

•

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

5.18	Expansion of Business Activities

•

Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

7.0	CAPITAL STRUCTURE

7.12	Pledge of Assets for Debt

•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.13	Increase in Authorized Capital

•

Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorization.

7.14	Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

•	Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

•	Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

7.15	Reduction of Capital

•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:

•

reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

•

Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

7.16	Convertible Debt Issuance Requests

•

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

7.17	Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100% is considered acceptable.

•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.

•

Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

7.18	Reissuance of Shares Repurchased

•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

7.19	Capitalization of Reserves for Bonus Issues/Increase in Par Value

•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

7.20	Control and Profit Agreements/Affiliation Agreements with Subsidiaries

•	Vote FOR management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.21	Director Remuneration

•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.

•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

8.22	Retirement Bonuses for Directors and Statutory Auditors

•

Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

Exhibit L

VONTOBEL ASSET MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

(Adopted July, 2003)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill our responsibilities under the Act, Vontobel Asset Management, Inc. (hereinafter “Vontobel”) has adopted the following policies and procedures for proxy voting with regard to companies in our clients’ investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.

While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.

Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

This policy applies only to those Vontobel clients who in their investment advisory contract have chosen to have us vote their proxies. A client can change their proxy-voting decision at any time upon written notice.

The sheer number of proxy votes related to client holdings makes it impossible for Vontobel to research each and every proxy issue. Recognizing the importance of informed and responsible proxy voting, we rely on Institutional Shareholder Services (ISS) to provide proxy voting research and guidance. ISS offers two separate policies, one general plan and another for Taft-Hartley clients. In most cases we vote in strict accordance with ISS recommendations, but we reserve the right to change that vote when a majority of the Portfolio Managers disagree with an ISS recommendation or the firm is otherwise advised by the client in writing. In those instances, a memo will be written to document the research presented, discussion points and final decision regarding the vote.

Whenever a proxy vote presents a material conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling our Compliance Officer, Joseph Mastoloni at (212) 415-7051. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Clients may obtain a summary of the proxy votes cast by us for that client’s portfolio by requesting a summary from the firm’s Operations Manager, Edgar Ruffin at Vontobel Asset Management, Inc., 450 Park Avenue, New York, NY 10022.

Exhibit M

T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc. and T. Rowe Price Global Investment Services Limited (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group (“RMG”) (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with RMG positions—T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We vote against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards. T. Rowe Price also votes against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company’s business. For companies with particularly egregious pay practices we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial investment implications for the company’s business and operations that have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Reporting

Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account’s voting record, please contact your T. Rowe Price Client Relationship Manager.

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate and social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Investment Services Group. The Investment Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Investment Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group (“RMG”), formerly known as Institutional Shareholder Services (“ISS”), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with RMG positions, T. Rowe Price deviates from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Meeting Notification

T. Rowe Price utilizes RMG’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, RMG’s web-based application. RMG is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

RMG provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors – T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence and who serve on key board committees. We withhold votes from directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on key board committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for failing to establish a formal nominating committee. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under- performance), or moving performance targets (to avoid poor payouts), we may withhold votes from compensation committee members.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Social and Corporate Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price may support well-targeted shareholder proposals that call for enhanced disclosure by companies on environmental and other public policy issues that are particularly relevant to their businesses.

Global Portfolio Companies – RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for all markets. The Proxy Committee has reviewed RMG’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

Votes Against Company Management – Where RMG recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she votes contrary to management. Also, our research analysts present their voting recommendations in such situations to our portfolio managers.

Index and Passively Managed Accounts – Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into RMG’s Governance Analytics system. RMG then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations – Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by RMG in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

Exhibit N

TURNER INVESTMENT PARTNERS, INC.

TURNER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, “Turner”), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS’s voting recommendations typically favor the interests of the shareholder/owner rather than a company’s management. Turner’s long-standing practice has been to follow voting guidelines of this type. Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to public plans and unions.

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility. Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management. Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner’s selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Director of Operations

  and Technology Administration

c/o Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003

Last revised: June 15, 2009

Exhibit O

Eaton Vance Management

Boston Management and Research

Eaton Vance Investment Counsel

PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

Roles and Responsibilities

A.	Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

Proxy Voting Guidelines (“Guidelines”)

A.	General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B.	Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C.	Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D.	Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.	Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F.	Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1.	WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2.	NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3.	OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.	Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of the Advisers’ proxy voting policies and procedures;

•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•	A record of each vote cast;

•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.	Assessment of Agent and Identification and Resolution of Conflicts with Clients

Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•

Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•

The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

•

If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•

If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

•	The client, in the case of an individual or corporate client;

•

In the case of a Fund, its board of directors, any committee, sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or

•	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy

Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Adopted June 6, 2003

As Revised January 20, 2005

As Revised August 8, 2005

As Revised February 1, 2006

As Revised August 10, 2009

PART C: OTHER INFORMATION

Item 28.	Exhibits

	(a)(1)	Penn Series Funds, Inc. (the “Registrant”): Form of Articles of Incorporation dated April 1982, as originally filed on April 26, 1983 as Exhibit 1 to Post Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, are incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

	(a)(2)	Articles of Amendment dated April 22, 2002 to the Articles of Incorporation dated April 1982 are incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

	(a)(3)	Articles of Amendment dated August 1, 2004 to the Articles of Incorporation dated April 1982 are incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

	(a)(4)	Articles Supplementary dated April 18, 2008 to the Articles of Incorporation dated April 1982 are incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

	(a)(5)	Articles of Amendment dated August 18, 2008 to the Articles of Incorporation dated April 1982, are incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

	(a)(6)	Articles of Amendment dated April 28, 2011 to the Articles of Incorporation dated April 1982, are filed herewith.

	(b)	By-Laws as originally filed on August 27, 1992 as Exhibit 2 to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

	(c)	None (outstanding shares of common stock are recorded on the books and records of the Registrant - Certificates of stock are not issued).

	(d)(1)	Investment Advisory Agreement dated May 1, 2000 between the Registrant and Independence Capital Management, Inc. is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

(d)(2)	Amendment dated May 1, 2002 to the Investment Advisory Agreement dated May 1, 2000 between the Registrant and Independence Capital Management, Inc. is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

(d)(3)	Amendment dated August 22, 2008 to the Investment Advisory Agreement dated May 1, 2000, between the Registrant and Independence Capital Management, Inc., is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-027747) on April 30, 2009.

(d)(4)	Amendment dated December 15, 2010 to the Investment Advisory Agreement dated May 1, 2000, between the Registrant and Independence Capital Management, Inc., is filed herewith.

(d)(5)	Form of Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

(d)(6)	Amendment dated May 17, 2007 to the Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

(d)(7)	Amendment dated January 31, 2008 to the Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

(d)(8)	Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and Lord, Abbett & Co. LLC, with respect to the Mid Core Value Fund, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(d)(9)	Form of Sub-Advisory Agreement dated May 7, 2009 between Independence Capital Management, Inc. and Neuberger Management LLC, with respect to the Mid Cap Value Fund, is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-027747) on April 30, 2009.

(d)(10)	Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and Goldman Sachs Asset Management, L.P., with respect to the Small Cap Value Fund, is incorporated herein by reference to Exhibit (d)(8) of Post-Effective

Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(d)(11)	Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and T. Rowe Price Associates, Inc., with respect to the Flexibly Managed, High Yield Bond and Large Growth Stock Funds, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(d)(12)	Sub-Advisory Agreement dated May 1, 1998 between Independence Capital Management, Inc. and Vontobel Asset Management, Inc., with respect to the International Equity Fund, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 000950116-99-000315) on February 26, 1999.

(d)(13)	Amendment dated September 7, 2006 to the Investment Sub-Advisory Agreement dated May 1, 1998 between Independence Capital Management, Inc. and Vontobel Asset Management, Inc., with respect to the International Equity Fund, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(d)(14)	Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc., and Wells Capital Management Incorporated, with respect to the Large Core Growth and SMID Cap Growth Funds, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(15)	Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc., and SSgA Funds Management, Inc., with respect to the Index 500, Small Cap Index and Developed International Index Funds, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(16)	Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc. and AllianceBernstein L.P., with respect to the SMID Cap Value Fund, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(17)	Investment Sub-Advisory Agreement dated May 1, 2010 between Independence Capital Management, Inc. and Allianz Global Investors Capital LLC, with respect to the Small Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-10-102055) on April 30, 2010.

(d)(18)	Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc. and Eaton Vance Management, with respect to the Large Core Value Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective

Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(19)	Investment Sub-Advisory Agreement dated May 1, 2010 between Independence Capital Management, Inc. and Morgan Stanley Investment Management Inc., with respect to the Emerging Markets Equity Fund, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-10-102055) on April 30, 2010.

(d)(20)	Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc. and OppenheimerFunds, Inc., with respect to the Large Cap Value Fund, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(21)	Investment Sub-Advisory Agreement dated August 1, 2008 between Independence Capital Management, Inc. and Turner Investment Partners Inc., with respect to the Large Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(22)	Investment Sub-Advisory Agreement dated May 1, 2011 between Independence Capital Management, Inc. and Cohen & Steers Capital Management, Inc., with respect to the Real Estate Securities Fund, is filed herewith.

(e)	None. Shares of the Registrant are sold only to The Penn Mutual Life Insurance Company and its affiliated insurance companies for their general or separate accounts.

(f)	None.

(g)(1)	Amended and Restated Custodian Agreement dated October 28, 1992 between the Registrant and Provident National Bank (now, PFPC Trust Company) as originally filed on April 26, 1993 as Exhibit 8(a) to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement, is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(g)(2)	Form of Amendment dated May 1, 2002 to the Amended and Restated Custodian Agreement dated October 28, 1992 between the Registrant and PFPC Trust Company is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

(g)(3)	Form of Foreign Custody Manager Agreement dated July 2, 2001 between the Registrant and PNC Bank is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

(h)(1)	Amended and Restated Administrative and Corporate Services Agreement dated December 15, 2010 between the Registrant and The Penn Mutual Life Insurance Company is filed herewith.

(h)(2)	Accounting Services Agreement dated May 15, 1994 between the Registrant and Provident Financial Processing Corporation (now PFPC Trust Company) as originally filed on March 10, 1990 as Exhibit 9(b) to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement is incorporated herein by reference to Exhibit 9(b) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(h)(3)	Agreement between the Registrant and Provident Financial Processing Corporation (now PFPC Trust Company) on fees for services under the Accounting Services Agreement, as originally filed on February 24, 1995 as Exhibit 9(c) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement, is incorporated herein by reference to Exhibit 9(c) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(h)(4)	Amendment dated October 24, 2006 to the Accounting Services Agreement dated May 5, 1994 between the Registrant and Provident Financial Processing Corporation (now PFPC Trust Company) is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(h)(5)	Expense Limitation Agreement dated December 15, 2010 by and among Independence Capital Management, Inc., The Penn Mutual Life Insurance Company, and Penn Series Funds, Inc. is filed herewith.

(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j)	Consent of independent registered public accountant, KPMG LLP, is filed herewith.

(k)	None.

(l)	None.

(m)	None.

(n)	None

(o)	None.

(p)(1)	Registrant’s Code of Ethics dated February 24, 2005 is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(p)(2)	Independence Capital Management, Inc. Code of Ethics dated January 31, 2005 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(p)(3)	Turner Investment Partners, Inc. Code of Ethics dated February 1, 2011, is filed herewith.

(p)(4)	Lord, Abbett & Co., LLC Code of Ethics dated October 2008 is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-027747) on April 30, 2009.

(p)(5)	Wells Capital Management, Inc. Code of Ethics dated February 2007, is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-10-102055) on April 30, 2010.

(p)(6)	Neuberger Berman Management, LLC Code of Ethics dated November 2009, is filed herewith.

(p)(7)	Goldman Sachs Asset Management, L.P. Code of Ethics dated March 12, 2009, is filed herewith.

(p)(8)	T. Rowe Price Associates, Inc. Code of Ethics dated March 13, 2009 is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-027747) on April 30, 2009.

(p)(9)	Vontobel Asset Management, Inc. Code of Ethics is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-027747) on April 30, 2009.

(p)(10)	Cohen & Steers Capital Management, Inc. Code of Ethics dated March 2011, is filed herewith.

(p)(11)	Eaton Vance Management Code of Ethics dated October, 2008, is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-10-102055) on April 30, 2010.

(p)(12)	AllianceBernstein L.P. Code of Ethics dated March 2011, is filed herewith.

(p)(13)	Morgan Stanley Investment Management Code of Ethics dated September 17, 2010 is filed herewith.

(p)(14)	SSgA Funds Management, Inc. Code of Ethics dated November 1, 2010, is filed herewith.

(p)(15)	Allianz Global Investors of America L.P. Code of Ethics is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-10-102055) on April 30, 2010.

(p)(16)	OppenheimerFunds, Inc. Code of Ethics is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-027747) on April 30, 2009.

(q)	Powers of Attorney of Messrs. Wright, Pudlin, Mather, III, Bay and MacKinlay, and Ms. Matthias dated February 23, 2011 are filed herewith.

Item 29.	Persons Controlled by or under Common Control with Registrant

The Penn Mutual Life Insurance Company (“Penn Mutual”) is the owner of 100% of the outstanding common stock of the Registrant. For further information on the ownership of the outstanding common stock of the Registrant, see “Voting Rights” in the Prospectus and “Ownership of Shares” in the Statement of Additional Information, which are incorporated hereunder by reference.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Penn Insurance and Annuity Company, a Delaware corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Independence Capital Management, Inc., a Pennsylvania corporation, and registered investment adviser.

Penn Mutual is the record and beneficiary owner of 100% of the outstanding common stock of The Penn Janney Fund, Inc. Penn Janney Fund, Inc. is a Pennsylvania corporation and invests in new business.

Penn Mutual is the record and beneficial owner of 95% of the outstanding common shares of Independence Square Properties, LLC, a holding corporation incorporated in Delaware.

Indepro Corp. is the record and beneficial owner of 100% of the outstanding common stock of Indepro Property Fund II Corp., a Delaware corporation.

Independence Square Properties, LLC is the record and beneficial owner of 100% of the outstanding common shares of Janney Montgomery Scott LLC, a Delaware corporation, Keystone Financial Goup, Inc. a Pennsylvania corporation and Walnut O corporation, a Pennsylvania Corporation.

Janney Montgomery Scott LLC is the record and beneficial owner of 100% of the outstanding common stock of the following corporations: JMS Resources, Inc., a Pennsylvania corporation; JMS Investor Services, Inc., a Delaware corporation; Grat Street Capital Management, LLC, a

Delaware corporation, and Janney Montgomery Scott Insurance Agency Inc., a Massachusetts corporation.

JMS Resources Inc. is the record and beneficial owner of 100% of the outstanding common stock of the Janney Private Equity Company Inc., a Delaware corporation.

Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of a subscription agreement for 50% of the common stock of Penn Janney Advisory, Inc., a Pennsylvania corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Indepro Corp., a Delaware corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Hornor, Townsend & Kent, Inc., a Pennsylvania corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of ISP Parker Hunter, Inc., a Delaware corporation.

ISP Parker Hunter is the record and beneficial owner of 5% of the outstanding common shares of Independence Square Properties, LLC, a holding corporation incorporated in Delaware.

Hornor, Townsend & Kent, Inc. is the record and beneficial owner of 100% of the outstanding common stock of HTK of Delaware, Inc., a Delaware Corporation; and HTK Insurance Agency Inc., a Pennsylvania Corporation.

Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of 49.5% of the outstanding common stock of Penn Janney Opportunities Fund LP, a Delware corporation. The remaining 1.0% of the outstanding common stock of Penn Janney Opportunities Fund LP is owned by Penn Janney GP LLC.

Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of 49.5% of the outstanding common stock of Penn Janney GP LLC, a Delware corporation. The remaining 1.0% of the outstanding common stock of Penn Janney GP LLC is owned by Richard Fox.

Item 30.	Indemnification

Article VII, Section (3) of the Articles of Incorporation of the Registrant provides generally that directors and officers of the Registrant shall be indemnified by the Registrant to the full extent permitted by Maryland law and by the Investment Company Act of 1940, now or hereinafter in force.

Article VI, Section (2) of the By-laws of the Registrant provides: Any person who was or is a party or is threatened to be made a defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, settlements and reasonable expenses (including attorney’s fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Maryland now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 31.	Business and Other Connections of Investment Advisers

Independence Capital Management, Inc.

Name and current Position with Independence Capital Management, Inc.	Other Business and Connections During the Past Two Years
(city and state of registered agent)

Peter M. Sherman Chairman, President and Chief Executive Officer	President of Penn Series Funds, Inc., Baltimore, MD; Executive Vice President and Chief Investment Officer of The Penn Mutual Life Insurance Company, Philadelphia, PA; Executive Vice President, Chief Investment Officer and Director of The Penn Insurance and Annuity Company, Wilmington, DE; President & Director of Penn Janney Advisory, Inc., Horsham, PA; President & Director of Penn Janney Fund, Inc., Horsham, PA; Representative of Penn Janney GP, LLC, Wilmington, DE; President & Chairman of the Board of Indepro Corp, Wilmington, DE.

Robert E. Chappell Director	Chairman and Chief Executive Officer of The Penn Mutual Life Insurance Company, Philadelphia, PA; Chairman of the Board and President of The Penn Insurance and Annuity Company, Wilmington, DE; Chairman of the Board of The Pennsylvania Trust Company, Radnor, PA; Director of Independence Square Properties, LLC, Wilmington, DE; Director of ISP Parker Hunter, Wilmington, DE.

David M. O’Malley Director	Executive Vice President & Chief Financial Officer, The Penn Mutual Life Insurance Company, Philadelphia, PA; Senior Vice President of Product Management, The Penn Mutual Life Insurance Company, Philadelphia, PA; Director and Chairman of the Audit Committee of Hornor, Townsend & Kent, Inc., Horsham, PA; Directors of HTK Insurance Agency, Inc., Philadelphia, PA; Director of HTK of Delaware, Inc.; Philadelphia, PA; Director of Indepro Corp., Wilmington, DE; Director of Keystone Financial Group, Inc., Bryn Mawr, PA; Director of Independence Square Properties, LLC, Wilmington, DE.

Keith Huckerby Vice President	Assistant Vice President of The Penn Mutual Life Insurance Company, Philadelphia, PA.

Victoria Robinson Chief Compliance Officer	AVP, Institutional Compliance and Business Conduct, and Compliance Manager, The Penn Mutual Life Insurance Company, Philadelphia, PA.

John Lagana Auditor	Assistant Vice President of Auditing of The Penn Mutual Life Insurance Company, Philadelphia, PA; Auditor of Hornor, Townsend & Kent, Inc., Horsham, PA.

Kathleen P. Vandy Secretary	Secretary of Penn Series Funds, Inc., Baltimore, MD; Assistant Vice President & Corporate Counsel of The Penn Mutual Life Insurance Company, Philadelphia, PA.

Robert DellaCroce	Treasurer of Penn Series Funds, Inc., Baltimore, MD;

Treasurer	Treasurer of The Penn Mutual Life Insurance Company, Philadelphia, PA; Treasurer of The Penn Insurance and Annuity Company, Wilmington, DE.

Patricia Chiarlanza Assistant Treasurer	Assistant Treasurer of Penn Series Funds, Inc., Baltimore, MD; Assistant Treasurer of The Penn Mutual Life Insurance Company, Philadelphia, PA; Assistant Treasurer of The Penn Insurance and Annuity Company, Wilmington, DE; Assistant Treasurer of Hornor, Townsend & Kent, Inc., Horsham, PA; Treasurer of Independence Square Properties, Wilmington, DE; Treasurer of ISP Parker Hunter, Wilmington, DE; Assistant Treasurer of Indepro Corp., Wilmington, DE.

John Heiple Assistant Treasurer	Assistant Treasurer of Penn Series Funds, Inc., Baltimore, MD

T. Rowe Price Associates, Inc.

Listed below are the directors and executive officers of T. Rowe Price Group, Inc. (“Price Group”), which owns 100% of the stock of T. Rowe Price Associates, Inc. (“Price Associates”), who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates.

James T. Brady, Director of T. Rowe Price Group, Inc. Mr. Brady is the Managing Director of MidAtlantic of Ballantrae International, Ltd., a management consulting firm. He currently serves on the Board of Directors of Nexcen Brands, Inc., an owner, manager, and developer of intellectual property; Constellation Energy Group, a diversified energy company; and McCormick & Company, Inc., a manufacturer, marketer, and distributor of spices and seasonings. Mr. Brady’s address is 5625 Broadmoor Terrace, Ijamsville, Maryland 21754.

J. Alfred Broaddus, Jr., Director of T. Rowe Price Group, Inc. Mr. Broaddus is a former president of the Federal Reserve Bank of Richmond and is a member of the American Economic Association and the National Association of Business Economists. He also serves on the board of directors of Owens & Minor, Inc., a medical/surgical supplies distributor; Albemarle Corporation, a specialty chemicals producer; and Markel Corporation, a specialty insurer. Mr. Broaddus’ address is 4114 Hanover Avenue, Richmond, Virginia 23221.

Donald B. Hebb, Jr., Director of T. Rowe Price Group, Inc. Mr. Hebb is the chairman of ABS Capital Partners. Mr. Hebb’s address is 400 E. Pratt Street, Suite 910, Baltimore, Maryland 21202.

Robert MacLellan, Director of T. Rowe Price Group. Mr. MacLellan is non-executive chairman of Northleaf Capital Partners. Mr MacLellan’s address is 79 Wellington Street West, Toronto, ON M5K 1N9. He also serves on the boards of directors of Ace Aviation Holdings Inc. and Maple Leaf Sports Entertainment.

Dr. Alfred Sommer, Director of T. Rowe Price Group, Inc. Dr. Sommer served as dean of the Johns Hopkins Bloomberg School of Public Health from 1990 to 2005. He continues to serve as Dean Emeritus and professor of ophthalmology, epidemiology, and international health at this institution; Director of BD, Inc., a medical technology company; Chairman of the Micronutrient Forum; Director of the Lasker Foundation; and senior medical advisor for Helen Keller International. Dr. Sommer’s address is 615 N. Wolfe Street, Room E6527, Baltimore, Maryland 21205.

Dwight S. Taylor, Director of T. Rowe Price Group, Inc. Mr. Taylor is president of COPT Development and Construction, LLC, a commercial real estate developer that is a subsidiary of Corporate Office Properties Trust, and a director of MICROS Systems, Inc., a provider of information technology for the hospitality and retail industry. He also serves on the National Board of the National Association of Industrial & Office Properties, and is past President of its Maryland chapter. Mr. Taylor is a founding member of Associated Black Charities of Maryland and currently serves on the Board of Trustees of the Baltimore Polytechnic Institute Foundation, Capitol College, and Lincoln University. Mr. Taylor’s address is 6711 Columbia Gateway Drive, Suite 300, Columbia, Maryland 21046.

Anne Marie Whittemore, Director of T. Rowe Price Group, Inc. Ms. Whittemore is a partner of the law firm of

McGuireWoods, L.L.P. and a Director of Owens & Minor, Inc. and Albemarle Corporation. Ms. Whittemore’s address is One James Center, Richmond, Virginia 23219.

The following are directors or executive officers of T. Rowe Price Group and/or the investment managers (T. Rowe Price Associates, Inc., T. Rowe Price Hong Kong Ltd, T. Rowe Price International Ltd, and T. Rowe Price Singapore Private Ltd):

Name	Company Name	Position Held With Company
Christopher D. Alderson	T. Rowe Price International Ltd	Vice President

	T. Rowe Price Group, Inc.	Vice President

	T.Rowe Price (Luxembourg) Management SARL	Director

Edward C. Bernard	T. Rowe Price Advisory Services, Inc.	Director President

	T. Rowe Price Associates, Inc.	Director Vice President

	T. Rowe Price (Canada), Inc.	Director President

	T. Rowe Price International Ltd	Chairman of the Board Director

	T. Rowe Price Group, Inc.	Vice Chairman of the Board Director Vice President

	T. Rowe Price Insurance Agency, Inc.	Director President

	T. Rowe Price Investment Services, Inc.	Chairman of the Board Director President

	T.Rowe Price (Luxembourg) Manage ment SARL	Director

	T. Rowe Price Retirement Plan Services, Inc.	Chairman of the Board Director

	T. Rowe Price Savings Bank	Chairman of the Board Director

	T. Rowe Price Services, Inc.	Chairman of the Board Director

	T. Rowe Price Trust Company	Chairman of the Board Chief Executive Officer Director President

Jeremy M. Fisher	T. Rowe Price International Ltd	Chief Compliance Officer Vice President

	T. Rowe Price Group, Inc.	Vice President

John R. Gilner	T. Rowe Price Advisory Services, Inc.	Chief Compliance Officer

	T. Rowe Price Associates, Inc.	Chief Compliance Officer Vice President

	T. Rowe Price (Canada), Inc.	Chief Compliance Officer Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Investment Services, Inc.	Vice President

Ian D. Kelson	T. Rowe Price Associates, Inc.	Vice President

Name	Company Name	Position Held With Company
	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price International Ltd	President – International Fixed Income

James A.C. Kennedy	T. Rowe Price Associates, Inc.	Director President

	T. Rowe Price International Ltd	Director

	T. Rowe Price Group, Inc.	Chief Executive Officer Director President

Kenneth V. Moreland	T. Rowe Price Associates, Inc.	Chief Financial Officer

	TRP Colorado Springs, LLC.	President

	T. Rowe Price Group, Inc.	Chief Financial Officer Vice President

	TRP Office Florida, LLC	President

	TRP Suburban, Inc.	Director President

	TRP Suburban Second, Inc.	Director President

Brian C. Rogers	T. Rowe Price Associates, Inc.	Chief Investment Officer Director Vice President

	T. Rowe Price Group, Inc.	Chairman of the Board Chief Investment Officer Director Vice President

	T. Rowe Price Trust Company	Vice President

R. Todd Ruppert	T. Rowe Price Associates, Inc.	Vice President

	T. Rowe Price International Ltd	Chief Executive Officer Director President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Investment Services, Inc.	Vice President

	T.Rowe Price (Luxembourg) Management SARL	Director

	T. Rowe Price Retirement Plan Services, Inc.	Vice President

	T. Rowe Price Trust Company	Vice President

	TRPH Corporation	Director President

	T. Rowe Price (Canada), Inc.	Vice President

William W. Strickland, Jr.	T. Rowe Price Associates, Inc.	Vice President

	T. Rowe Price Group, Inc.	Chief Technology Officer Vice President

William J. Stromberg	T. Rowe Price Associates, Inc.	Director Vice President

	T. Rowe Price (Canada), Inc.	Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Hong Kong Limited	Vice President

	T. Rowe Price International Ltd	Vice President

	T. Rowe Price Singapore Private Ltd	Vice President

	T. Rowe Price Trust Company	Vice President

Christine To	T. Rowe Price Group, Inc.	Vice President

Name	Company Name	Position Held With Company
	T. Rowe Price Hong Kong Limited	Director Vice President

Keswaral Visuvalingam	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Hong Kong Limited	Vice President

	T. Rowe Price Singapore Private Ltd	Chief Executive Officer Director Vice President

Lord, Abbett & Co. LLC

NONE

The principal business address for Lord, Abbett & Co. LLC is 90 Hudson Street, Jersey City, New Jersey, 07302-3973.

Wells Capital Management, Incorporated

Name and Position with Wells Capital Management, Incorporated	Other Business Connections During the Past Two Years
Robert Bissell President, Chief Executive Officer	None

Kirk D. Hartman Executive Vice President and Chief Investment Officer	None

Amru A. Khan Executive Vice President, Sales and Marketing	None

Thomas O’Malley Executive Vice President, Liquidity Management Client Services	None

James W. Paulsen Executive Vice President, Chief Investment Strategist	None

Karen L. Norton Senior Vice President and Chief Administrative and Operation Officer	None

Saul Susal Senior Vice President, Chief Financial Officer	None

Mai Shiver Chief Compliance Officer and Director Business Risk Management	None

Name and Position with Wells Capital Management, Incorporated	Other Business Connections During the Past Two Years
Sallie C. Squire Senior Vice President and Director of Professional and Corporate Development	None

William L. Timoney Executive Vice President and Chief Administrative and Operation Officer	None

Francis Jon Baranko Director of Equity	None

James David Germany Director of Fixed Income	None

Jose Mari Casas Chief Technology Officer	None

Turner Investment Partners, Inc.

NAME AND POSITION WITH COMPANY	OTHER COMPANY	POSITION WITH OTHER COMPANY
Thomas R. Trala Chief Operating Officer, Executive Managing Director, Secretary	Turner Funds Turner Funds Turner Investments Pte. Ltd. Turner International Ltd. Turner Investment Management LLC	President Trustee Board Member & Chief Operating Officer Trustee Board Member, President & Chief Operating Officer & Treasurer

Mark D. Turner President, Senior Portfolio Manager	Turner Investment Management, LLC The Episcopal Academy (Newtown Square, PA)	Chairman Trustee

Robert E. Turner Chairman; Chief Investment Officer	Turner Investments Pte. Ltd. Turner International Ltd. Bradley University (Peoria, IL)	Board Member Trustee Trustee

Christopher K. McHugh Vice Chairman, Senior Portfolio Manager	Philadelphia University	Trustee

The principal address of Turner Investment Partners, Inc. and its subsidiary Turner Investment Management is 1205 Westlakes Drive, Suite 100, Berwyn, PA, 19312.

The principal address of Turner International Ltd. is 12 Plumtree Court, London, EC4A 4HT.

The principal address of Turner Investments Pte. Ltd. is Penthouse Level, Suntec Tower Three, 8 Temasek Blvd, Singapore, 038988.

Neuberger Berman Management LLC

Name and Current Position with Neuberger Berman Management LLC	Other Business Connections During the Past Two Years
Joseph Amato - Managing Director and Chief Investment Officer-Equities

CEO, Neuberger Berman Holdings LLC; President, CEO and Chief Investment Officer, Neuberger Berman LLC; Director and Managing Director, Neuberger Berman Fixed Income

Trustee of the following:

Neuberger Berman Equity Funds

Neuberger Berman Income Funds

Neuberger Berman Advisers Management Trust

Neuberger Berman Intermediate Municipal Fund

Neuberger Berman New York Intermediate Municipal Fund

Neuberger Berman California Intermediate Municipal Fund

Neuberger Berman High Yield Strategies Fund

Neuberger Berman Income Opportunity Fund

Neuberger Berman Real Estate Securities Income Fund

Robert Conti-President and Chief Executive Officer

Managing Director, Neuberger Berman LLC

President, Chief Executive Officer and Trustee of the following:

Neuberger Berman LLC

Neuberger Berman Equity Funds

Neuberger Berman Income Funds

Neuberger Berman Advisers Management Trust

Neuberger Berman Intermediate Municipal Fund

Neuberger Berman New York Intermediate Municipal Fund

Neuberger Berman California Intermediate Municipal Fund

Neuberger Berman High Yield Strategies Fund

Neuberger Berman Income Opportunity Fund

Neuberger Berman Real Estate Securities Income Fund

Name and Current Position with Neuberger Berman Management LLC	Other Business Connections During the Past Two Years
John Dorogoff -Treasurer & Chief Financial Officer	Managing Director, Chief Financial Officer, Treasurer Neuberger Berman LLC

Maxine L. Gerson - Managing Director and General Counsel	Managing Director, Deputy General Counsel and Assistant Secretary, Neuberger Berman LLC

Bradley Tank - Managing Director and Chief Investment Officer -Fixed Income	Managing Director, Neuberger Berman LLC; Chief Executive Officer, Chairman of the Board, Chief Investment Officer and Managing Director, Neuberger Berman Fixed Income LLC

Andrew Provencher - Managing Director

Managing Director, Neuberger Berman LLC

Vice President of the following:

Neuberger Berman Equity Funds

Neuberger Berman Income Funds

Neuberger Berman Advisers Management Trust

Neuberger Berman Intermediate Municipal Fund

Neuberger Berman New York Intermediate Municipal Fund

Neuberger Berman California Intermediate Municipal Fund

Neuberger Berman High Yield Strategies Fund

Neuberger Berman Income Opportunity Fund

Neuberger Berman Real Estate Securities Income Fund

The principal address of Neuberger Berman, Neuberger Berman LLC and Neuberger Berman Holdings LLC is 605 Third Avenue, New York, New York, 10158.

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM LP”) is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and serves as the investment adviser to the Registrant. Set forth below are the names, businesses and business addresses of certain managing directors of GSAM LP who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position with the Investment Adviser	Name and Address of Other Company	Connection with Other Company
Lloyd C. Blankfein Managing Director - GSAM LP	The Goldman Sachs Group, Inc. 200 West Street New York, New York 10282-2198 Goldman, Sachs & Co. 200 West Street New York, New York 10282-2198	Chairman, Chief Executive Officer and Director Managing Director

John S. Weinberg Managing Director - GSAM LP	The Goldman Sachs Group, Inc. 200 West Street New York, New York 10282-2198 Goldman, Sachs & Co. 200 West Street New York, New York 10282-2198	Vice Chairman Managing Director

Vontobel Asset Management, Inc.

Name and Current Position with Vontobel Asset Management, Inc.	Other Business Connections During the Past Two Years
Herbert J. Scheidt Chairman of the Board of Directors	Chief Executive Officer, Vontobel Group, Zurich Switzerland Chairman of the Executive Committee Bank Vontobel AG

Zeno Staub Vice Chairman of the Board of Directors	Head of Asset Management and Investment Funds Member of the Group Executive Board

Martin Sieg Castagnola Director	CFO, Head of Risk Management Vontobel Group, Zurich, Switzerland Member of the Group Executive Board

Heinrich Schlegel President and CEO	None

Thomas Wittwer Managing Director, Institutional Marketing	None

Peter Newell Managing Director, Institutional Marketing	None

Rajiv Jain Managing Director, Head Portfolio Manager, International Equities	None

Edwin Walczak Managing Director, Head of Domestic Portfolio Management	None

Joseph F. Mastoloni Chief Compliance Officer	None

Fredy Nyffeler Chief Financial Officer	None

Eaton Vance Management (“Eaton Vance” or “EVM”)

Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Thomas E. Faust Jr., Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Brian D. Langstraat, Michael R. Mach, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Duncan W. Richardson, Walter A. Row, III, G. West Saltonstall, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Mark S. Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates).

Name and Current Position with Eaton Vance Management	Other Business Connections During the Past Two Years[1,2]
Thomas E. Faust Jr. - Chief Executive Officer, President of EVM and Trustee of EVC Voting Trust	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, and Director of Eaton Vance Distributors, Inc. (“EVD”). Trustee of EVC Voting Trust. Trustee and/or officer of 177 registered investment companies and 1 private investment companies managed by Eaton Vance or its subsidiaries.

Paul O’Neil - Chief Compliance Officer and Vice President of EVM	Officer of 177 registered investment companies managed by EVM or BMR.

Frederick S. Marius - Chief Legal Officer, Vice President and Secretary of EVM, Trustee of EVC Voting Trust	Chief Legal Officer, Vice President and Secretary of EVC, EV and EVD. Director of EV. Trustee of EVC Voting Trust.

Robert J. Whelan - Chief Financial Officer, Vice President and Treasurer of EVM, Trustee of EVC Voting Trust	Chief Financial Officer, Vice President and Treasurer of EVC. Vice President, Treasurer and Director of EV. Vice President and Director of EVD. Vice President and Director of Finance of EVC and EVM from April 2007 to October 2007. Trustee of EVC Voting Trust. Prior to joining EVM, served as Chief Financial Officer of Boston Private Wealth Management Group from December 2004 to March 2007.

Duncan W. Richardson - Executive Vice President and Chief Equity Investment Officer of EVM, Trustee of EVC Voting Trust	Executive Vice President, Chief Equity Investment Officer and Director of EVC. Officer of 90 registered investment companies managed by EVM or its subsidiaries.

Jeffrey P. Beale - Vice President of EVM and Trustee of EVC Voting Trust	Vice President of EVC.

Maureen A. Gemma - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 177 registered investment companies managed by EVM or its subsidiaries.

Payson F. Swaffield - Vice President and Chief Income Investment Officer of EVM and Trustee of EVC Voting Trust	Chief Income Investment Officer of EVC. Trustee of EVC Voting Trust. Officer of 9 registered investment companies managed by EVM or its subsidiaries.

Scott H. Page - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 9 registered investment companies managed by EVM or its subsidiaries.

Walter A. Row, III - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 34 registered investment companies managed by EVM or its subsidiaries.

Michael W. Weilheimer - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 25 registered investment companies managed by EVM or its subsidiaries.

Name and Current Position with Eaton Vance Management	Other Business Connections During the Past Two Years[1,2]
Cynthia J. Clemson - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 90 registered investment companies managed by EVM or its subsidiaries.

Michael R. Mach - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 30 registered investment companies managed by EVM or its subsidiaries.

Judith A. Saryan - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 62 registered investment companies managed by EVM or its subsidiaries.

Thomas M. Metzold - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 52 registered investment companies managed by EVM or its subsidiaries.

G. West Saltonstall - Vice President of EVM and Trustee of EVC Voting Trust	None

Brian D. Langstraat - Trustee of EVC Voting Trust	Managing Director and Chief Executive Officer of Parametric Portfolio Associates.

David M. Stein - Trustee of EVC Voting Trust	Managing Director and Chief Investment Officer of Parametric Portfolio Associates. Officer of 32 registered investment companies managed by EVM or its subsidiaries.

Mark S. Venezia - Vice President of EVM and Trustee of EVC Voting Trust	Officer of 39 registered investment companies managed by EVM or its subsidiaries.

Matthew J. Witkos - Vice President of EVM and Trustee of EVC Voting Trust	Chief Executive Officer, President and Director of EVD. Trustee of EVC Voting Trust. Prior to joining EVD, served as Executive Vice President of Global Distribution at IXIS Asset Managers Advisors Group.

1	The principal address of Eaton Vance Management, Eaton Vance, Inc., Eaton Vance Corporation and Eaton Vance Distributors, Inc. is Two International Place, Boston Massachusetts 02110.
2	Includes both master and feeder funds in master-feeder structure.

AllianceBernstein L.P.

Name and Current Position with the Investment Adviser	Other Business Connections During the Past Two Years
Peter Kraus Chairman of the Board and Chief Executive Officer of AllianceBernstein L.P.	Executive Vice President, Merrill Lynch & Co., 2008 Co-Head of Investment Management Division, Goldman Sachs Corp. 2001-2008

Mark R. Manley Senior Vice President, Deputy General Counsel and Chief Compliance Officer of AllianceBernstein L.P.	None

Seth J. Masters. Executive Vice President, Head of Blend Strategies and Chief Investment Officer of AllianceBernstein Defined Contribution Investments, AllianceBernstein L.P.	None

Lawrence H. Cohen Executive Vice President and Chief Technology Officer of AllianceBernstein L.P.	None

Robert Keith Executive Vice President of AllianceBernstein L.P. and Executive Managing Director of AllianceBernstein Investments Inc.	None

Name and Current Position with the Investment Adviser	Other Business Connections During the Past Two Years
Laurance E. Cranch Executive Vice President and General Counsel of AllianceBernstein L.P.	None

Douglas J. Peebles Executive Vice President, Co-Chief Investment Officer of Fixed Income and Director of Global Fixed Income of AllianceBernstein L.P	None

Edward J. Farrell Senior Vice President and Controller of AllianceBernstein L.P.	None

Jeffrey S. Phlegar Executive Vice President of AllianceBernstein L.P.	None

Sharon E. Fay Executive Vice President of AllianceBernstein L.P. and Chief Investment Officer of Bernstein Global Value Equities	None

James G. Reilly Executive Vice President and US Large Cap Growth Team Leader of AllianceBernstein L.P.	None

Marilyn G. Fedak Executive Vice President and Vice Chair of Investment Services of AllianceBernstein L.P.	None

James A. Gingrich Executive Vice President of AllianceBernstein L.P. and Chairman and CEO of Sanford C. Bernstein & Co., LLC	None

Mark R. Gordon Executive Vice President, Director of Global Quantitative Research, Co-Head of Alternative Investments and Chief Investment Officer of Global Diversified Funds of AllianceBernstein L.P.	None

David A. Steyn Executive Vice President and Global Head of Client Service and Marketing of AllianceBernstein L.P.	None

Thomas S. Hexner Executive Vice President of AllianceBernstein L.P. and Head of Bernstein Global Wealth Management	None

Gregory J. Tencza Executive Vice President and Head of Institutional Investments of AllianceBernstein L.P.	None

Name and Current Position with the Investment Adviser	Other Business Connections During the Past Two Years
Robert H. Joseph, Jr Senior Vice President and Chief Financial Officer of AllianceBernstein L.P.	None

Dominique Carrel-Billiard Director of AllianceBernstein Corporation	None

Henri de Castries Director of AllianceBernstein Corporation	None

Christopher M. Condron Director of AllianceBernstein Corporation	None

Denis Duverne Director of AllianceBernstein Corporation	None

Richard S. Dziadzio Director of AllianceBernstein Corporation	None

Peter Etzenbach Director of AllianceBernstein Corporation	None

Deborah S. Hechinger Director of AllianceBernstein Corporation	None

Weston M. Hicks Director of AllianceBernstein Corporation	None

Peter Kraus Chairman of the Board and Chief Executive Officer	None

Lorie A. Slutsky Director of AllianceBernstein Corporation	None

A.W. (Pete) Smith, Jr. Director of AllianceBernstein Corporation	None

Peter J. Tobin Director of AllianceBernstein Corporation	None

The principal address of AllianceBernstein L.P. is 1345 Avenue of the Americas, New York, NY 10105.

Morgan Stanley Investment Management

Name and Current Position with Morgan Stanley Investment Management Inc.	Other Business Connections During the Past Two Years
Edmond Moriarty – Director	Ed is the Chief Operating Officer of MSIM. He joined the firm in February 2010 and has 24 years of investment industry experience. Before joining the firm, Ed was a Senior Risk Executive at Bank of America.

Sara Furber – Director	Sara is the Chief Operating Officer of MSIM Long Only. She joined the firm in 2010 and has 14 years of industry experience. Prior to joining the firm, Sara served as chief operating officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch.

Jim Janover – Director	Jim is Global Head of Risk for MSIM. He joined the firm in July 2010 and has 17 years of investment experience. Prior to joining MSIM, Jim was a Managing Director, and most recently COO, in Global Corporate Banking at Bank of America Merrill Lynch.

Greg Fleming – President	Greg is the President of MSIM, including Merchant Banking. He is also responsible for Global Research and serves as a member of the Morgan Stanley Operating Committee and is President of Global Wealth Management at Morgan Stanley Smith Barney. He joined the firm in February 2010. Before joining the firm, Greg served as President and Chief Operating Officer of Merrill Lynch.

Chris O’Dell – Secretary	Chris is a Managing Director of Morgan Stanley and General Counsel of MSIM. Mr. O’Dell joined Morgan Stanley in 1998 as counsel to the Firm’s Private Equity Group and Morgan Stanley Investment Management.

Paul Julius – Chief Financial Officer and Treasurer	Paul is the Chief Financial Officer of MSIM. He joined the firm in 2010 and has 28 years of industry experience. Before joining the firm, Paul was the Chief Administrative Officer for Private Banking USA at Credit Suisse.

Mary Ann Picciotto – Chief Compliance Officer	Mary Ann is an Executive Director and Head of MSIM’s Americas Compliance department. She is the Chief Compliance Officer for Morgan Stanley Investment Management and the Morgan Stanley Funds. She joined Morgan Stanley in 2000 and has more than 16 years of experience.

The principal address of Morgan Stanley Investment Management Inc. is 522 Fifth Avenue, New York, NY 10036.

SSgA Funds Management, Inc.

Name and Current Position with SSgA Funds Management, Inc.	Other Business Connections During the Past Two Years
James E. Ross	Director and President, SSgA FM; Senior Managing Director, SSgA

Shawn Johnson	Director, SSgA FM; Senior Managing Director, SSgA

Phillip S. Gillespie	Chief Legal Officer and Director, SSgA FM; Executive Vice President and General Counsel, SSgA

Thomas Kelly	Treasurer, SSgA FM; Senior Managing Director, SSgA

Cuan Coulter	Chief Compliance Officer and Director, SSgA FM; Chief Compliance Officer, SSgA; Chief Compliance Officer, State Street Corporation

The principal address of SSgA Funds Management, Inc. is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

Allianz Global Investors Capital

NONE

The principal address of Allianz Global Investors Capital is 1345 Avenue of Americas, New York, NY 10105.

OppenheimerFunds, Inc.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Senior Vice President	Treasurer of Centennial Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation and OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.

Patrick Adams Vice President	None

Robert Agan, Senior Vice President	Senior Vice President of Shareholder Financial Services, Inc., OFI Institutional Asset Management, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Obianyo Akunwafor, Vice President	None

Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.

Ramesh Allu, Vice President	Formerly VP of Business Solutions at Equant Solutions (July 2008 – July 2010).

Michael Amato, Vice President	None

Nicole Andersen, Assistant Vice President	None

Konstantin Andreev, Assistant Vice President	None

Raymond Anello, Vice President	Formerly Portfolio Manager of Dividend Strategy/Sector Analyst for Energy/Utilities at RS Investments (June 2007–April 2009).

Janette Aprilante, Vice President & Secretary	Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Daryl Armstrong, Vice President	None

Hany S. Ayad, Vice President	None

Paul Aynsley, Vice President	None

James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).

Robert Baker, Vice President	None

John Michael Banta, Assistant Vice President	None

Anthony Barbato, Assistant Vice President	None

Michael Barnes, Assistant Vice President	None

Adam Bass, Assistant Vice President	None

Kevin Baum, Senior Vice President	None

Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.

Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Emanuele Bergagnini, Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.

Robert Bertucci, Assistant Vice President : Rochester Division	None

Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.

Adam Bierstedt, Assistant Vice President	Formerly a manager in the Business Controller Group at OppenheimerFunds, Inc. (February 2006 – January 2010).

Craig Billings, Vice President	None

Mark Binning, Assistant Vice President	None

Donal Bishnoi, Assistant Vice President	None

Beth Bleimehl, Assistant Vice President	None

Lisa I. Bloomberg, Senior Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.

Veronika Boesch, Vice President	None

Chad Boll, Vice President	None

Michelle Borre Massick, Vice President	None

Lori E. Bostrom, Senior Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.

John Boydell, Vice President	None

Richard Britton, Vice President	None

Jack Brown, Vice President	Assistant Secretary of HarbourView Asset Management Corporation.

Roger Buckley, Assistant Vice President	None

Joy Budzinski, Vice President	None

Carla Buffulin, Vice President	None

Stephanie Bullington, Vice President	None

Julie Burke, Vice President	None

Lisa Burke, Assistant Vice President	Previously a Manager and OppenheimerFunds, Inc.

Mark Burns, Vice President	None

JoAnne Butler, Assistant Vice President	None

Christine Calandrella, Assistant Vice President	None

Michael Camarella, Assistant Vice President	None

Edward Campbell, Assistant Vice President	Formerly a Manager at OppenheimerFunds, Inc. (February 2007 – January 2011).

Debra Casey, Vice President	None

Herman Chan, Vice President	None

Ronald Chibnik, Vice President	None

Patrick Sheng Chu, Assistant Vice President	None

Jennifer Clark, Assistant Vice President	Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.

H.C. Digby Clements, Senior Vice President: Rochester Division	None

Thomas Closs, Assistant Vice President	None

Darrin Clough, Assistant Vice President	Formerly an Intermediate/Senior Analyst (April 2009 – June 2010) and Senior Analyst at OppenheimerFunds, Inc.

David Cole, Assistant Vice President	None

Tamara Colorado, Vice President	None

Eric Compton, Vice President	None

Scott Cottier, Vice President: Rochester Division	None

William Couch, Assistant Vice President	None

Stephanie Colca, Assistant Vice President	Previously a Manager at OppenheimerFunds, Inc.

Geoffrey Craddock Senior Vice President	Formerly Senior Vice President and Head of Market Risk Management for CIBC.

Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.

Roger W. Crandall, Director	President, Director and Chief Executive Officer of Massachusetts Mutual Life Insurance Company; Chairman of the Board & Class A Director of Oppenheimer Acquisition Corp.

Lisa Crotty, Assistant Vice President	None

Jerry Cubbin, Vice President	Formerly a Consultant at National Australia Bank, (May 2009 – October 2009), and a Consultant at Magnitude Capital, (November 2008 – May 2009).

George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Kevin Dachille, Vice President	None

Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.

John Damian, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.

Robert Dawson, Assistant Vice President	None

John Delano, Vice President	None

Madeline Delianides, Vice President	None

Kendra Delisa, Assistant Vice President	None

Alessio de Longis, Vice President	Formerly Sr. Research Analyst (February 2008 – April 2009).

Brendan Deasy, Vice President	None

Damaris De Los Santos, Assistant Vice President	None

Richard DeMarco, Assistant Vice President	None

Mark Demitry, Vice President	None

Robin Dey, Vice President	None

Craig P. Dinsell, Executive Vice President	None

Randall C. Dishmon, Vice President	None

Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.

Alicia Dopico, Vice President	None

Andrew Doyle, Senior Vice President	Formerly First Vice President, head of Global Wealth Management Rewards and Information Services at Bank of America (March 2006 – March 2009).

Thomas Doyle, Assistant Vice President	None

Robert Dunphy, Vice President	Formerly Intermediate Analyst at OppenheimerFunds, Inc (August 2004 – May 2009).

Brian Dvorak, Vice President	None

Taylor Edwards, Vice President & Associate Counsel	None

Peter Elder, Vice President	None

Peter Ellman, Assistant Vice President	None

Christopher Emanuel, Vice President	None

Daniel R. Engstrom, Vice President	None

James Robert Erven, Assistant Vice President	None

Dana Espinel, Assistant Vice President	Senior Meetings Events Manager at Wolters Kluwer (May 2007 – October 2010)

George R. Evans, Senior Vice President & Director of Equities	None

Kathy Faber, Assistant Vice President	None

David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.

Matthew Farkas, Vice President and Associate Counsel	None

Kristie Feinberg, Vice President and Assistant Treasurer	Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Trust Company; Vice President of OFI Institutional Asset Management, Inc.; Treasurer of OppenheimerFunds Legacy Program, OFI Private Investments Inc.; Oppenheimer Real Asset Management, Inc. and HarbourView Asset Management Corporation.

Emmanuel Ferreira, Vice President	None

Steven Fling, Assistant Vice President	None

Colleen M. Franca, Vice President	None

Debbie Francis, Assistant Vice President	Previously employed at OppenheimerFunds, Inc (August 2007 – August 2009).

Dominic Freud, Vice President	None

Marcus Franz, Vice President	None

Arthur Gabinet, Executive Vice President and General Counsel	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy

Program (since January 2011); Vice President of Oppenheimer Acquisition Corp (since February 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); (Principal, The Vanguard Group (November 2005-April 2010).

Hazem Gamal, Vice President	None

Charles Gapay, Assistant Vice President	None

Anthony W. Gennaro, Jr., Vice President	Formerly a sector manager for media, internet and telecom and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006 – April 2009.); Vice President of OFI Institutional Asset Management, Inc.

Timothy Gerlach, Assistant Vice President	None

Charles Gilbert, Assistant Vice President	None

Alan C. Gilston, Vice President	Director of OFI Trust Company

Edward Gizzi, Vice President and Assistant Counsel	Associate at Willkie Farr & Gallagher, LLP (February 2006 – October 2010).

William F. Glavin, Jr., Chairman, Chief Executive Officer, President and Director	Formerly Executive Vice President and co-Chief Operating Officer of MassMutual Financial Group; Director of OFI Institutional Asset Management, Inc. Tremont Group Holdings, Inc. and Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, President & Management Director of Oppenheimer Acquisition Corp.

Jill E. Glazerman, Senior Vice President	None

Kevin Glenn, Vice President	None

Manind Govil, Senior Vice President	Formerly portfolio manager with RS Investment Management Co. LLC (October 2006 – May 2009); Senior Vice President of OFI Institutional Asset Management, Inc.

Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.

Robert B. Grill, Senior Vice President	None

Samuel Groban, Assistant Vice President	None

Selin Gulcelik, Vice President	None

Marilyn Hall, Vice President	None

Cheryl Hampton, Vice President	Formerly Vice President and Director of Mutual Fund and Hedge Fund Operations at Calamos Advisors LLC (March 2007 – September 2009).

Kelly Haney, Assistant Vice President	None

Jason Harubin, Assistant Vice President	None

Steve Hauenstein, Assistant Vice President	None

Molly Hausmann, Assistant Vice President	None

Thomas B. Hayes, Vice President	None

Heidi Heikenfeld, Vice President	None

Lori Heinel Senior Vice President	Formerly a managing director and head of investment solutions at Citi Private Bank

Nicholas Henry, Assistant Vice President	Formerly a Product Analyst at OppenheimerFunds, Inc. (June 2007 – February 2011).

Philipp Hensler, Executive Vice President	Formerly CEO, Chairman and Managing Director at DWS Investment Distributors, Inc.; Director, Chairman of the Board & President of OppenheimerFunds Distributor, Inc; Chairman, Chief Executive Officer & Director of Centennial Asset Management, Inc.

Kenneth Herold, Assistant Vice President	None

Robert Herz, Vice President	Formerly a Managing Director at John W. Bristol & Co., Inc. (May 2003 – January 2011).

Benjamin Hetrick, Assistant Vice President	None

Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc and OFI Private Investments Inc.

Dorothy F. Hirshman, Vice President	None

Daniel Hoelscher, Assistant Vice President	None

Craig Holloway, Vice President	None

Lucienne Howell, Vice President	None

Brian Hourihan, Senior Vice President & Deputy General Counsel	Assistant Secretary of OFI Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation; Secretary of OFI Trust Company.

Edward Hrybenko, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Jason Hubersberger, Vice President	None

Douglas Huffman, Assistant Vice President	None

Margaret Hui, Vice President	Vice President of HarbourView Asset Management Corporation.

Dana Hunter, Assistant Vice President	None

John Huttlin, Vice President	Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

Kelly Bridget Ireland, Vice President	None

Kathleen T. Ives, Senior Vice President, Deputy General Counsel & Assistant Secretary	Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, HarbourView Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None

Lisa Kadehjian, Vice President	None

Rezo Kanovich, Vice President	None

Amee Kantesaria, Vice President, Assistant Secretary and Assistant Counsel	Assistant Secretary of Oppenheimer Acquisition Corp.

Cem Karacadag, Vice President	None

Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Sean Keller, Vice President	None

James Kennedy, Senior Vice President	None

John Kiernan, Vice President & Associate Counsel	None

Robert Kinsey, Vice President	None

Audrey Kiszla, Vice President	None

Daniel Kohn, Vice President	None

Samuel Koren, Vice President and Deputy General Counsel	None

Martin S. Korn, Senior Vice President	None

Michael Kotlarz, Vice President	None

Brian Kramer, Vice President	Assistant Treasurer of Oppenheimer Acquisition Corp.

Magnus Krantz, Vice President	Formerly an Analyst at RS Investments (December 2005 – May 2009).

Alexander Kurinets, Assistant Vice President	None

Gloria LaFond, Assistant Vice President	None

Lisa Lamentino, Vice President	None

Eric Larson, Vice President	Formerly Senior Equity Trader at RS Investments (October 2006 – May 2009).

Gayle Leavitt, Assistant Vice President	None

John Lech, Vice President	None

Helena Lee, Assistant Vice President	Previously an associate at Citigroup (October 2006 – February 2011).

Johnny C. Lee, Vice President & Assistant Counsel	None

Victor Lee, Vice President	None

Young-Sup Lee, Vice President	None

Randy Legg, Vice President & Associate Counsel	None

Michael Leskinen, Vice President	None

Michael S. Levine, Vice President	None

Brian Levitt, Vice President	None

Justin Leverenz, Senior Vice President	None

William M. Levey, Assistant Vice President & Assistant Counsel	Formerly an attorney at Seward & Kissel LLP (September 2005 – April 2009).

Gang Li, Vice President	None

Shanquan Li, Vice President	None

Julie A. Libby, Senior Vice President	President and Chief Operating Officer of OFI Private Investments Inc.

Mitchell J. Lindauer, Vice President & Assistant General Counsel	None

William Linden, Vice President	None

Jay Lisowski, Vice President	None

Justin Livengood, Vice President	None

Christina Loftus, Vice President	None

David P. Lolli, Assistant Vice President	None

Daniel G. Loughran, Senior Vice President: Rochester Division	None

Misha Lozovik, Vice President	None

Dongyan Ma, Assistant Vice President	None

Amrish Makwana, Assistant Vice President	Previously a Vice President at Loomis Sayles & Co. (November 2004 – March 2007).

Dana Mangnuson, Assistant Vice President	None

Daniel Martin, Assistant Vice President	None

Kenneth Martin, Vice President	Formerly a Compliance Officer at Merrill Lynch & Co. (May 2007 – August 2009).

William T. Mazzafro, Vice President	None

Melissa Mazer, Vice President	None

Neil McCarthy, Vice President	Vice President of OFI Institutional Asset Management, Inc and OFI Private Investments Inc.

Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc., and OFI Trust Company.

Joseph McDonnell, Vice President	None

Annika McGovern, Assistant Vice President	None

Joseph McGovern, Vice President	None

William McNamara, Vice President	Vice President of OFI Private Investments Inc.

Michael Medev, Assistant Vice President	None

Krishna Memani, Senior Vice President and Director of Fixed Income	Senior Vice President of OFI Institutional Asset Management, Inc.

Jay Mewhirter, Vice President	None

Andrew J. Mika, Senior Vice President	None

Jan Miller, Assistant Vice President	None

Scott Miller, Vice President	None

Rejeev Mohammed, Assistant Vice President	None

David Moore, Vice President	None

Sarah Morrison, Assistant Vice President	None

Jill Mulcahy, Vice President: Rochester Division	None

Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.

Thomas J. Murray, Vice President	None

Christina Nasta, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Amie Nelson, Vice President	None

Derek Newman, Vice President and Assistant Counsel	Formerly an associate at Dechert LLP

Paul Newman, Assistant Vice President	None

James B. O’Connell, Assistant Vice President	None

Tricia O’Connor, Assistant Vice President	Formerly a Product Analyst from (March 2008 – May 2010) at OppenheimerFunds, Inc.

Matthew O’Donnell, Vice President	None

Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.

Tony Oh, Vice President	None

Kristina Olson, Senior Vice President	None

Kristin Pak, Vice President	None

Lerae A. Palumbo, Assistant Vice President	None

Phillip Parrotta, Senior Vice President	None

Kim Pascalau, Vice President	Assistant Vice President of Shareholder Services, Inc. and Shareholder Financial Services, Inc.

Robert H. Pemble, Vice President	None

Lori L. Penna, Vice President	None

Nadia Persaud, Assistant Vice President and Assistant Counsel	Formerly an associate at Sidley Austin, LLP.

Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.

Marmeline Petion-Midy, Vice President	None

David Pfeffer, Executive Vice President, Chief Financial Officer, Treasurer & Director	Management Director and Treasurer of Oppenheimer Acquisition Corp.; Director of OppenheimerFunds Distributor, Inc., OFI Private Investments Inc. and Oppenheimer Real Asset Management, Inc.; Director & Executive Vice President OFI Institutional Asset Management, Inc. and Trinity Investment Management Corporation; Senior Vice President of OFI Trust Company; Director & President of HarbourView Asset Management Corporation; Director of Shareholder Services, Inc., Centennial Asset Management Corporation, Tremont Group Holdings, Inc. and Shareholder Financial Services, Inc.

James F. Phillips, Senior Vice President	None

Gary Pilc, Vice President	None

Christine Polak, Vice President	None

Sergei Polevikov, Assistant Vice President	None

Jeffrey Portnoy, Assistant Vice President	None

Stacy Pottinger, Vice President	None

Christopher Proctor, Vice President	None

John Ptasinski, Assistant Vice President	Formerly a Senior Manager at Jeppesen Sanderson, and Boeing Company (November 2003 – January 2011)

Ellen Puckett, Assistant Vice President	None

Charlie Pulire, Assistant Vice President	Formerly a Portfolio Analyst at Oppenheimer Funds, Inc. (February 2007 – December 2010).

Jodi Pullman, Assistant Vice President	None

Paul Quarles, Assistant Vice President	None

Michael E. Quinn, Vice President	None

Julie S. Radtke, Vice President	None

Benjamin Ram, Vice President	Sector manager at RS Investment Management Co. LLC (October 2006 – May 2009) and Portfolio Manager Mid Cap Strategies; Vice President of OFI Institutional Asset Management, Inc.

Norma J. Rapini, Assistant Vice President: Rochester Division	None

Amber Reilly, Assistant Vice President	Manager (October 2008 – May 2009) at Newsday Media Group.

Jill Reiter, Assistant Vice President	None

Barbara Reinhard, Senior Vice President	Formerly deputy Chief Investment Strategist at Morgan Stanley Smith Barney.

Jill Reiter, Assistant Vice President	None

Maria Ribeiro De Castro, Vice President	None

Grace Roberts, Vice President	None

Benjamin Rockmuller, Vice President	None

Antoinette Rodriguez, Vice President	None

Lucille Rodriguez, Assistant Vice President	None

Michael Rollings, Director	Executive Vice President and Chief Financial Officer of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.

Stacey Roode, Senior Vice President	Senior Vice President of OppenheimerFunds Legacy Program, Shareholder Financial Services, Inc. and Shareholder Services, Inc.

Erica Rualo, Vice President	None

Adrienne Ruffle, Vice President & Associate Counsel	Assistant Secretary of OppenheimerFunds Legacy Program and OFI Private Investments Inc.

Gerald Rutledge, Vice President	None

Sean Ryan, Assistant Vice President and Assistant Counsel	None

Rohit Sah, Vice President	None

Gary Salerno, Assistant Vice President	None

Valerie Sanders, Vice President	None

Carlos Santiago Assistant Vice President	None

Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.

Mary Beth Schellhorn, Assistant Vice President	None

Ellen P. Schoenfeld, Vice President	None

Patrick Schneider, Assistant Vice President	None

Scott A. Schwegel, Assistant Vice President	None

Allan P. Sedmak, Assistant Vice President	None

Matthew Severski, Assistant Vice President	Formerly Lead IS Engineer at OppenheimerFunds, Inc. (August 2006 – May 2009).

Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.

Asutosh Shah, Vice President	None

Kamal Shah, Vice President	None

Tammy Sheffer, Senior Vice President	None

Richard Shepley, Vice President	Managing Director at Deutsche Asset Management (January 1998 – March 2010).

William Sheppard, Vice President	None

Mary Dugan Sheridan, Vice President	None

Nicholas Sherwood, Assistant Vice President	None

Joel Simon, Vice President	Formerly Assistant Vice President at OppenheimerFunds, Inc. (1999 – 2009).

David C. Sitgreaves, Assistant Vice President	None

Jan Smith, Assistant Vice President	Formerly Manager at OppenheimerFunds Inc. (May 2005 – June 2009).

Louis Sortino, Vice President: Rochester Division	None

Keith J. Spencer, Senior Vice President	None

Brett Stein, Vice President	None

Richard A. Stein, Vice President: Rochester Division	None

Arthur P. Steinmetz, Executive Vice President & Chief Investment Officer	Director and Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.; Director & President of Oppenheimer Real Asset Management, Inc.

Jennifer Stevens, Vice President	None

Benjamin Stewart, Assistant Vice President	None

Wayne Strauss, Vice President	None

Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc.

Agata Strzelichowski, Assistant Vice President	None

Amy Sullivan, Assistant Vice President	Assistant Secretary of HarbourView Asset Management, Inc.

Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Kanishka Surana, Vice President	Partner and Director of Analytics at Ogilvy and Mather (May 2009 – July 2010); Manager at Gerson and Lehrman Group (October 2007 – May 2009).

Kelly Thomas, Assistant Vice President	None

Igor Tishin, Vice President	Formerly an employee at Troika Dialog USA (February 2005 – January 2011).

Matthew Torpey, Vice President	None

Melinda Trujillo, Vice President	None

Leonid Tsvayg, Assistant Vice President	None

Keith Tucker, Vice President	None

Angela Uttaro, Vice President: Rochester Division	None

Julie Van Cleave, Vice President	None

Mark S. Vandehey, Senior Vice President & Chief Compliance Officer	Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None

Nancy Vann, Vice President & Associate Counsel	None

Raman Vardharaj, Vice President	Formerly a sector manager and a senior quantitative analyst at RS Investment Management Co. LLC (October 2006 – May 2009); Vice President of OFI Institutional Asset Management, Inc.

Rene Vecka, Vice President: Rochester Division	None

Elaine Villas Assistant Vice President	None

Ryan Virag, Assistant Vice President	None

Jake Vogelaar, Assistant Vice President	None

Phillip F. Vottiero, Senior Vice President	None

Mark Wachter, Vice President	None

Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.

Eliot Walsh, Assistant Vice President	None

Richard Walsh, Vice President	Vice President of OFI Private Investments.

Samuel Wang, Vice President	Director (January 2010 – October 2010) and Vice President (November 2005 – December 2009) of Global Communications and Public Affairs at Citigroup, Inc.

Elizabeth Ward, Director	Senior Vice President and Chief Enterprise Risk Officer of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.

Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.

Margaret Weaver, Vice President	None

Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

Christopher D. Weiler, Vice President: Rochester Division	None

Adam Weiner, Vice President	None

Christine Wells, Vice President	None

Joseph J. Welsh, Senior Vice President	Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.

Adam Wilde, Assistant Vice President	Assistant Secretary of HarbourView Asset Management Corporation

Troy Willis, Vice President, Rochester Division	None

Mitchell Williams, Vice President	None

Martha Willis, Executive Vice President	Formerly Executive Vice President of Investment Product Management at Fidelity Investments; Director of OFI Private Investments Inc., Centennial Asset Management Corporation; President & Director of OppenheimerFunds Legacy Program.

Brian W. Wixted, Senior Vice President	Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Senior Vice President of OFI Private Investments Inc.; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc. and Centennial Asset Management Corporation; serves on the Board of the Colorado Ballet.

Oliver Wolff, Assistant Vice President	Assistant Secretary of HarbourView Asset Management Corporation.

Caleb C. Wong, Vice President	Vice President of OFI Institutional Asset Management, Inc.

Sookhee Yee, Assistant Vice President	Vice President at Merrill Lynch Bank and Trust, FSB (February 2002 – May 2009).

Edward C. Yoensky, Assistant Vice President	None

Geoff Youell, Assistant Vice President	None

Robert G. Zack, Executive Vice President	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (from March 2002 to December 2010) of the Manager; General Counsel of the Distributor (from December 2001 to December 2010); General Counsel of Centennial Asset Management Corporation (from December 2001 to December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (from December 2001 to December 2010); Assistant Secretary (from September 1997 to December 2010) and Director (from November 2001 to December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (from December 2002 to December 2010); Director of Oppenheimer Real Asset Management, Inc. (from November 2001 to December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (from December 2001 to December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (from November 2001 to December 2010); Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); Vice President OppenheimerFunds Legacy Program (from June 2003 to December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (from November 2001 to December 2010).

Anna Zatulovskaya, Assistant Vice President	None

Sara Zervos, Vice President	None

Ronald Zibelli, Jr. Vice President	None

Matthew Ziehl, Vice President	Formerly a portfolio manager with RS Investment Management Co. LLC (from October 2006 – May 2009);

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. The address of OppenheimerFunds International Ltd. is 70 Sir John Rogerson’s Quay, Dublin 2, Ireland. The address of OFI Institutional Asset Management, Ltd., is One Silk Road, London, England EC27 8HQ The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823. The address of OppenheimerFunds International Distributor Limited is 13th Floor, Printing House, 6 Duddell Street, Central, Hong Kong.

Cohen & Steers Capital Management, Inc.

The following is a list of the directors and officers of Cohen & Steers. Unless otherwise indicated, none of the persons listed below has had other business connections of a substantial nature during the past two fiscal years. The principal address of these persons is 280 Park Avenue, New York, New York 10017.

Name	Title	Other Business/Position Held/Dates

Robert H. Steers	Co-Chairman and Co-Chief Executive Officer, Director	NONE

Martin Cohen	Co-Chairman and Co-Chief Executive Officer, Director	NONE

Joseph M. Harvey	President	NONE

Adam M. Derechin	Executive Vice President and Chief Operating Officer	NONE

Matthew S. Stadler	Executive Vice President and Chief Financial Officer	NONE

Frank Poli	Executive Vice President, General Counsel	Quantum Sphere, Inc., Board of Directors, 2006 - present

Douglas R. Bond	Executive Vice President	NONE

William J. Frischling	Executive Vice President	NONE

Stephen Dunn	Executive Vice President	NONE

William F. Scapell	Senior Vice President, Director of Fixed Income Investments	NONE

Robert Becker	Senior Vice President	NONE

Thomas Bohjalian	Senior Vice President	NONE

Yigal Jhirad	Senior Vice President	NONE

James Giallanza	Senior Vice President	NONE

Bernard Doucette	Senior Vice President and Chief Accounting Officer	NONE

Richard E. Helm	Senior Vice President	NONE

Norbert Berrios	Senior Vice President	NONE

Salvatore Rappa	Senior Vice President and Associate General Counsel	NONE

Lisa Phelan	Senior Vice President and Director of Compliance	NONE

Michele Nolty	Senior Vice President	NONE

Terrance R. Ober	Senior Vice President	NONE

Robert Tisler	Senior Vice President	NONE

Frank Zukowski	Senior Vice President	NONE

Steven Buckridge	Senior Vice President	NONE

Stephen Coyle	Senior Vice President	NONE

Scott Crowe	Senior Vice President	NONE

Brooks Hamblett	Senior Vice President	NONE

Christopher Henderson	Senior Vice President	NONE

James McAdams	Senior Vice President	NONE

Charles McKinley	Senior Vice President	NONE

Nancy Norton	Senior Vice President	NONE

Matthew Pace	Senior Vice President	Pace Metals, Inc., Vice President. 1996 – present; Pace Glass, Inc., Vice President, 1996 - present

Edward Rieger	Senior Vice President	NONE

Shui Seto	Senior Vice President	NONE

Todd Voigt	Senior Vice President	NONE

Tina M. Payne	Senior Vice President and Associate General Counsel	NONE

Adam Johnson	Senior Vice President and Associate General Counsel	NONE

John Cheigh	Senior Vice President	NONE

David Edlin	Senior Vice President	NONE

Anthony Ialeggio	Senior Vice President	Alliance Bernstein Investments, Managing Director, 2000-2010

James MacPherson	Senior Vice President	Financial Products Group, Inc., Founder/Consultant, 2009-2010,

Martha Shapiro	Senior Vice President	Morgan Stanley Investment Management, Executive Director, 2004-2010.

Rogier Quirjins	Senior Voce President	NONE

Matthew Karcic	Vice President	NONE

Sandra Morgan	Vice President	NONE

Neil Bloom	Vice President	NONE

Anatoliy Cheravach	Vice President	NONE

Austin Fagen	Vice President	NONE

Mary Gordon	Vice President	JPMorgan Chase & Co., Vice President, 1998 – 2008

Stephen Joslin	Vice President	NONE

Joanna Kennedy	Vice President	NONE

Lester Lay	Vice President	NONE

Jamelah Leddy	Vice President	NONE

Michael Loftus	Vice President	NONE

Kevin Lotti	Vice President	NONE

Mark Miness	Vice President	NONE

Ronald Pucillo	Vice President	NONE

Kim Spellman	Vice President	NONE

Dev Subhash	Vice President	Citigroup, Inc., Vice President, Assistant Portfolio Manager, 1999 - 2008

Stephen Tone	Vice President	NONE

Thomas Watkins	Vice President	NONE

Ben Morton	Vice President	NONE

Pascal van Garderen	Vice President	NONE

Elaine Zaharis-Nikas	Vice President	NONE

Luis Polit	Vice President	NONE

Ted Valenti	Vice President	NONE

Michael DeGroff	Vice President	NONE

Scott Dwyer	Vice President	NONE

Jonathan Geurkink	Vice President	NONE

Deborah Krisbergh	Vice President	NONE

Srikanth Nagarajan	Vice President	NONE

River Xin	Vice President	NONE

Jason Yablon	Vice President	NONE

Samantha Yablon	Vice President	NONE

Jamie Zimmerman	Vice President	NONE

Julia Chin	Vice President	NONE

Robert Cipriano	Vice President	Natixis North America Inc., Director, 1997 - 2010

Colleen Dean	Vice President	NONE

Judy Diaz	Vice President	Truesoft, Inc., President, 2006 - present

Mark Dickinson	Vice President	Legg Mason, Inc., Vice President, 2001-2009

Patrick Evans	Vice President	BlackRock, Inc., Vice President, 2006 - 2009

William Formosa	Vice President	NONE

Andrew Humble	Vice President	NONE

Heather Kaden	Vice President	NONE

Rochan Kalyanpur	Vice President	Swiss Reinsurance Company, Assistant Vice President, 2007-2010.

Matthew Kirschner	Vice President	NONE

Laura Kling	Vice President	NONE

Stephen Lavine	Vice President	Credit Suisse, Consultant, 2009 – 2010

Matthew McAvoy	Vice President	Forum Securities LLC, Vice President, 2009; Citi Property Investors, a Division of Citi Alternative Investments, Vice President, 2005 - 2009

Michael Miller	Vice President	Denver Investment Advisors, LLC, Vice President, 1998 – 2008; Legg Mason, Inc., Vice President, 2008 - 2009

Antonia Montanari	Vice President	NONE

Damien Porras	Vice President	AllianceBernstein, Vice President, 2004- 2010

Saho Tada	Vice President	ING Real Estate Investment Management, Vice President – January 2010 to April 2010, Assistant Vice President – December 2006 to December 2009.

Jason Williams	Vice President	WisdomTree Asset Management, Inc., Regional Director, 2007 – 2010

Joseph Williams	Vice President	Evergreen Investments, Regional Vice President, 2008 - 2009

Yue Zhang	Vice President	NONE

Michael Kaufman	Vice President	NONE

John Murphy	Vice President	NONE

Julian Perlmutter	Vice President	NONE

Andrew Schaffler	Vice President	NONE

Evan Serton	Vice President	NONE

Item 32.	Principal Underwriters

Not Applicable.

Item 33.	Location of Accounts and Records

	Penn Mutual Life Insurance Co. 600 Dresher Road Horsham, PA 19044 Penn Series Funds, Inc. 600 Dresher Road Horsham, PA 19044	Vontobel Asset Management, Inc. 450 Park Avenue New York, NY 10022 Allianz Global Investors Capital 1345 Avenue of Americas New York, NY 10105

	PFPC Trust Company Bellevue Corporate Center 103 Bellevue Parkway Wilmington, DE 19809	Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY 10005

	T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street New York, NY 10281

	Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921	Turner Investment Partners 1205 Westlakes Drive, Suite 100 Berwyn, PA 19312

	Independence Capital Management, Inc. 600 Dresher Rd., Suite 31 Horsham, PA 19044	Neuberger Berman Management LLC 605 Third Avenue New York, NY 10158

	Wells Capital Management, Incorporated 525 Market Street San Francisco, CA 94105	Eaton Vance Management 255 State Street Boston, MA 0210

	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105

	Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, NY 10017	Morgan Stanley Investment Management, Inc. 522 Fifth Avenue New York, NY 10036

	BNY Mellon Investment Servicing Inc. 301 Bellevue Parkway Wilmington, DE 19809	SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania, on this 29th day of April, 2011.

PENN SERIES FUNDS, INC.
(Registrant)

By:	/s/ PETER M. SHERMAN
Peter M. Sherman, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on the 29th day of April, 2011.

Signature	Title

/s/ PETER M. SHERMAN	President (Principal Executive Officer)
Peter M. Sherman

/s/ ROBERT DELLACROCE	Treasurer (Principal Financial Officer)
Robert DellaCroce

* EUGENE BAY	Director

*ARCHIE CRAIG MACKINLAY	Director

*CHARLES E. MATHER, III	Director

*REBECCA C. MATTHIAS	Director

/s/ EILEEN C. MCDONNELL	Director
Eileen C. McDonnell

*DAVID B. PUDLIN	Director

*M. DONALD WRIGHT	Director

* By:	/s/ EILEEN C. MCDONNELL
Eileen C. McDonnell, Attorney-In-Fact

1

EXHIBIT INDEX

Exhibit	Number

Articles of Amendment dated April 28, 2011 to the Articles of Incorporation dated April 1982	(a)(6)

Amendment dated December 15, 2010 to the Investment Advisory Agreement dated May 1, 2000, between the Registrant and Independence Capital Management, Inc.	(d)(4)

Investment Sub-Advisory Agreement dated May 1, 2011 between Independence Capital Management, Inc., and Cohen & Steers Capital Management, Inc., with respect to the Real Estate Securities Fund	(d)(22)

Amended and Restated Administrative and Corporate Services Agreement dated December 15, 2010 between the Registrant and The Penn Mutual Life Insurance Company	(h)(1)

Expense Limitation Agreement dated December 15, 2010 by and among Independence Capital Management, Inc., The Penn Mutual Life Insurance Company, and Penn Series Funds, Inc.	(h)(5)

Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP	(i)

Consent of Independent Registered Public Accountants, KPMG LLP	(j)

Turner Investment Partners, Inc. Code of Ethics dated February 1, 2011	(p)(3)

Neuberger Berman Management, LLC Code of Ethics dated November 2009	(p)(6)

Goldman Sachs Asset Management, L.P. Code of Ethics dated March 12, 2009	(p)(7)

Cohen & Steers Capital Management, Inc. Code of Ethics dated March 2011	(p)(10)

AllianceBernstein L.P. Code of Ethics dated March 2011	(p)(12)

Morgan Stanley Investment Management Code of Ethics dated September 17, 2010	(p)(13)

SSgA Funds Management, Inc. Code of Ethics dated November 1, 2010	(p)(14)

Powers of Attorney of Messrs. Wright, Pudlin, Mather, III, Bay and MacKinlay and Ms. Matthias dated February 23, 2011	(p)(13)